As filed with the Securities and Exchange Commission on April 23, 2021
Registration No. 333-70730
811-04113

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 40
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 353

John Hancock Life Insurance Company (U.S.A.) Separate Account H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
(Exact name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(formerly, The Manufacturers Life Insurance Company (U.S.A.))
(Name of Depositor)

(617) 663-3000
(Depositor’s Telephone Number Including Area Code)

Copy to:
38500 Woodward Avenue Bloomfield Hills, Michigan 48304	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 200 Berkeley Street Boston, MA 02116
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)
Title of Securities Being Registered: Variable Annuity Insurance Contracts
It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 26, 2021, pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] On _____ pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Venture® Variable Annuity Prospectus
Previously Issued Contracts

April 26, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock variable annuity contract unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-344-1029. Your election to receive reports in paper will apply to all Portfolios offered within your variable annuity contract.

Venture® Variable Annuity Prospectus
Previously Issued Contracts

April 26, 2021
This Prospectus describes interests in VENTURE® flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® Variable Annuity Contract for the name of your issuing Company. Effective October 7, 2011, the Contracts are no longer offered for sale.
Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we will measure your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.
JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust1
Active Bond Trust2
American Asset Allocation Trust2
American Global Growth Trust2
American Growth Trust2
American Growth-Income Trust2
American International Trust2
Blue Chip Growth Trust2
Capital Appreciation Trust2
Capital Appreciation Value Trust2
Core Bond Trust2
Disciplined Value International Trust2
Emerging Markets Value Trust2
Equity Income Trust1
Financial Industries Trust2
Fundamental All Cap Core Trust2
Fundamental Large Cap Value Trust2
Global Equity Trust2,3
Health Sciences Trust2
High Yield Trust2
JOHN HANCOCK VARIABLE INSURANCE TRUST
International Equity Index Trust2
International Small Company Trust2
Investment Quality Bond Trust
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio4
Lifestyle Moderate Portfolio
Managed Volatility Balanced Portfolio
Managed Volatility Conservative Portfolio
Managed Volatility Growth Portfolio5
Managed Volatility Moderate Portfolio
Mid Cap Index Trust2
Mid Cap Stock Trust2
Mid Value Trust2
Money Market Trust6
Opportunistic Fixed Income Trust2
Real Estate Securities Trust2
Science & Technology Trust2
Select Bond Trust
JOHN HANCOCK VARIABLE INSURANCE TRUST
Short Term Government Income Trust2
Small Cap Index Trust
Small Cap Opportunities Trust2
Small Cap Stock Trust
Small Cap Value Trust2
Small Company Value Trust2
Strategic Income Opportunities Trust2
Total Bond Market Trust
Total Stock Market Index Trust2
Ultra Short Term Bond Trust
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Advantage SMID Cap V.I. Fund6,7,8
BlackRock Basic Value V.I. Fund6,8
BlackRock Global Allocation V.I. Fund6,8
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio2,6
[1]	Not available with Contracts issued on or after November 23, 2009.
[2]	Not available with Contracts issued on or after November 23, 2009, or with Ven 1 Contracts (sold from June 1985 until June 1987).
[3]	Formerly Global Trust.
[4]	Successor to Lifestyle Aggressive Portfolio.
[5]	Successor to Managed Volatility Aggressive Portfolio.
[6]	Subject to restrictions (see “V. Description of the Contract – Accumulation Period – Purchase Payments”).
[7]	Formerly BlackRock Advantage U.S. Total Market V.I. Fund.
[8]	Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.
Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities	410 University Avenue – Suite 55444 Westwood, MA 02090 1-800-344-1029	PO Box 55445 Boston, MA 02205-5445 www.johnhancock.com/annuities	410 University Avenue– Suite 55445 Westwood, MA 02090 1-800-344-1029
0421:70385	Venture ®

ii
Page No.
Monthly Income Factors Available for Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III	3
Guaranteed Retirement Income Program Fee	3
Termination of Guaranteed Retirement Income Program	4
Qualified Plans	4
John Hancock New York	4
Availability of Guaranteed Retirement Income Program	4
Income Base	5
Guaranteed Retirement Income Program Fee	6
Termination of Guaranteed Retirement Income Program	6
Qualified Plans	6
Appendix U: Tables of Accumulation Unit Values	U-1
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I.  Glossary
The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.
1940 Act: The Investment Company Act of 1940, as amended.
Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.
Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.
Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”
Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.
Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, turns age 95.
Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Optional Enhanced Death Benefits.”
Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.
Annuities Service Center: The mailing address and overnight mail address of our service office are listed on the first page of this Prospectus.
Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.
Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.
Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.
Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.
Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.
Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.
Code: The Internal Revenue Code of 1986, as amended.
Company: John Hancock USA or John Hancock New York, as applicable.
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Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.
Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.
Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date
Contract Date: The date of issue of the Contract.
Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.
Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.
Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.
Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Financial Account Plan: A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.
Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.
Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.
General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.
Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.
Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.
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Investment Options: The investment choices available to Contract Owners.
John Hancock New York: John Hancock Life Insurance Company of New York.
John Hancock USA: John Hancock Life Insurance Company (U.S.A.).
Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details
Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.
Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.
Nonqualified Contract: A Contract which is not issued under a Qualified Plan.
Owner or Contract Owner (“you”): The person, persons (co-Owners) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.
Pay-out Period: The period when we make annuity payments to the Annuitant following the Annuity Commencement Date.
Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.
Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.
Prospectus: This prospectus that describes interests in the Contracts.
Purchase Payment: An amount you pay to us for the benefits provided by the Contract.
Qualified Contract: A Contract issued under a Qualified Plan.
Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.
Reset: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take an Excess Withdrawal (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).
Rider: An optional benefit that you may have elected for an additional charge.
Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.
Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.
Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on
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Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix D: “Optional Guaranteed Minimum Income Benefits” for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.
Step-Up Date: The date on which we determine whether a Step-Up could occur.
Subaccount: A separate division of the applicable Separate Account.
Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.
Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.
Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.
Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.
Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.
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II.  Overview
This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.
We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.
What kind of Contract is described in this Prospectus?
Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.
This Prospectus primarily describes features of our previously issued versions of the Venture® Contract. We describe several versions of the Venture® Contract, which we may refer to as Venture® 2006 (available May 1, 2006 – October 7, 2011, subject to state availability), Ven 20, or Ven 22 (available May 1, 1998 – November 20, 2006, subject to state availability) and Ven 24 (available May 1999 – May 2006 in New York only). This Prospectus also describes certain older versions of the Contract, including Ven 8 (sold from September 1992 until February 1995) and Ven 9 (sold only in New York from November 1992 – May 1999), Ven 7 (sold from August 1989 until April 1999), Ven 3 (sold from November 1986 until October 1993), and Ven 1 (sold from June 1985 until June 1987). The principal differences between the recent versions of the Contract and the prior Contracts relate to the Investment Options available under the Contracts, charges we impose, death benefit provisions and, in the case of Ven 7 and Ven 8 Contracts, a minimum interest rate to be credited for any guarantee period under the fixed portion of the Contract.
Who issued my Contract?
Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.
What are some benefits of the Contract?
The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.
We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”
In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. If you purchased a Contract for any Qualified Plan, the Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan.
The Contract provides optional death benefits and optional guaranteed minimum withdrawal benefits, each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Optional Enhanced Death Benefits” and Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”
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How does the Contract work?
Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.
Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?
That depends. We accept Additional Purchase Payments for the Contract only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.
Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract – Purchase Payments”).
Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.
Contracts Issued for Use With Tax-Qualified Retirement Plans. Restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.
Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).
What charges do I pay under the Contract?
Your Contract has an annual Contract fee of $30. Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.
If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a guaranteed minimum withdrawal benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge depends on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.
What are my investment choices?
Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.
Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.
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In selecting Variable Investment Options under a Contract, you should consider:
•	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
•	Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.
Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).
Restrictions on the BlackRock and PIMCO Investment Options. You are not permitted to make new investments in the BlackRock Advantage SMID Cap Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted. If you currently have Contract Value in the BlackRock Advantage SMID Cap Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).
Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.
How can I change my investment choices?
Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.
Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract –
Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”
The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short- term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
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Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).
How do I access my money?
During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.
What types of optional benefit Riders may have been available to me under the Contract?
This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.
We describe the following optional benefit Riders in the Appendices to this Prospectus:
Appendix B: Optional Enhanced Death Benefits
•	Guaranteed Earnings Multiplier Death Benefit;
•	Triple Protection Death Benefit;
•	Enhanced Death Benefit (Ven 7 and Ven 8 only); and
•	Annual Step-Up Death Benefit (Venture® 2006 only).
Appendix C: Optional Guaranteed Minimum Withdrawal Benefits
•	Income Plus For Life® 1.11;
•	Income Plus For Life – Joint Life® 1.11;
•	Income Plus For Life® 5.09;
•	Income Plus For Life – Joint Life® 5.09;
•	Income Plus For Life® 12.08;
•	Income Plus For Life – Joint Life® 12.08;
•	Income Plus For Life® (Quarterly Step-Up Review);
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review);
•	Income Plus For Life® (Annual Step-Up Review);
•	Income Plus For Life – Joint Life® (Annual Step-Up Review);
•	Principal Plus;
•	Principal Plus for Life;
•	Principal Plus for Life Plus Automatic Annual Step-Up;
•	Principal Plus for Life Plus Spousal Protection; and
•	Principal Returns.
We use the term “Income Plus For Life® Series Riders” in the Prospectus to refer to all ten Income Plus For Life® Riders, i.e., Income Plus For Life® (Annual Step-Up Review); Income Plus For Life – Joint Life® (Annual Step-Up Review); Income Plus For Life® (Quarterly Step-Up Review); Income Plus For Life – Joint Life® (Quarterly Step-Up Review); Income Plus
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For Life® 12.08; Income Plus For Life – Joint Life® 12.08; Income Plus For Life® 5.09; Income Plus For Life – Joint Life® 5.09; Income Plus For Life® 1.11; and Income Plus For Life – Joint Life® 1.11.
If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.
Appendix D: Optional Guaranteed Minimum Income Benefits
•	Guaranteed Retirement Income Programs – offered by John Hancock USA;
•	Guaranteed Retirement Income Programs – offered by John Hancock New York.
Payment Enhancement Rider. If you purchased your Contract in New York, John Hancock New York offered a Payment Enhancement optional benefit Rider. Under this Rider, John Hancock New York credits a Payment Enhancement equal to 4% (5% for Contracts issued between July 12 and October 30, 2004, or between October 16, 2006 and November 9, 2007) of the Purchase Payment and allocates it among Investment Options in the same proportions as your Purchase Payments. Contracts with this feature are subject to a higher withdrawal charge that applies for a longer period of time. The Payment Enhancement Rider was not available for Contracts issued before January 2001 or on or after November 12, 2007. When available, it could only be elected at Contract issue, and it cannot be revoked once elected.
What are the tax consequences of owning a Contract?
In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:
•	withdrawals (including surrenders and systematic withdrawals);
•	payment of any death benefit proceeds;
•	periodic payments under one of our annuity payment options;
•	certain ownership changes; and
•	any loan, assignment or pledge of the Contract as collateral.
How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
•	the type of the distribution;
•	when the distribution is made;
•	the nature of any Qualified Plan for which the Contract is being used; and
•	the circumstances under which the payments are made.
If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.
A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59½. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.
A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Please note that federal tax law changes in the 2019 SECURE Act now limit certain annuitization and beneficiary payout options for contracts held as part of a Qualified Plan, including an IRA. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional. We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.
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Do I receive Transaction Confirmations?
We send you a confirmation statement for certain transactions in your Investment Accounts. Please review these transaction confirmations carefully to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, please register for electronic delivery of your transaction confirmations by contacting the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
10

III.  Fee Tables
The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® Contract. The tables also describe the fees and expenses for older versions of the Venture® Contracts, as well as information about optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolios’ prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).
The following table describes the fees and expenses that you pay at the time you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.
Contract Owner Transaction Expenses1
John Hancock USA
Withdrawal Charge (as percentage of Purchase Payments)[2]	Ven 20, 22, 2006	Ven 7, Ven 8	Ven 1, Ven 3
First Year	6%	6%	5%
Second Year	6%	6%	5%
Third Year	5%	5%	5%
Fourth Year	5%	4%	5%
Fifth Year	4%	3%	5%
Sixth Year	3%	2%	0%
Seventh Year	2%	0%	0%
Thereafter	0%	0%	0%
Transfer Fee[3]
Maximum Fee	$25	$0	$25
Current Fee	$0	$0	$0
John Hancock New York
Withdrawal Charge (as percentage of Purchase Payments)[2]	Ven 24, 2006 (With Payment Enhancement)	Ven 24, 2006 (Without Payment Enhancement)	Ven 9
First Year	8%	6%	6%
Second Year	8%	6%	6%
Third Year	7%	5%	5%
Fourth Year	7%	5%	4%
Fifth Year	5%	4%	3%
Sixth Year	4%	3%	2%
Seventh Year	3%	2%	0%
Eighth Year	1%	0%	0%
Thereafter	0%	0%	0%
Transfer Fee[3]
Maximum Fee	$25	$25	$25
Current Fee	$0	$0	$0
[1]	State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
[2]	The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
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[3]	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.
The following table describes fees and expenses that you pay periodically during the time that you own the Contract. These tables do not include annual Portfolio operating expenses.
Periodic Fees and Expenses Other than Portfolio Expenses
John Hancock USA
	Venture ® 2006		Ven 20, 22	Ven 3, Ven 7 and Ven 8	Ven 1
Annual Contract Fee[1]	$30		$30	$30	$30
Annual Separate Account Expenses[2] (as a percentage of Contract Value in the Variable Investment Options)	Contract Years 1-7	Contract Years 8+
Mortality and Expense Risks Fee[3]	1.00%	0.85%	1.25%	1.25%	1.30%
Administration Fee – asset based	0.15%	0.15%	0.15%	0.15%	0.00%
Total Annual Separate Account Expenses[2] (With No Optional Benefits Reflected)	1.15%	1.00%	1.40%	1.40%	1.30%
Optional Benefits	Contract Years 1-7	Contract Years 8+
Fees deducted from Separate Account:
Optional Guaranteed Earnings Multiplier Fee	not offered	not offered	0.20%	not offered	not offered
Optional Annual Step-Up Death Benefit Fee	0.20%	0.20%	not offered	not offered	not offered
Total Annual Separate Account Expenses[4] (With Optional Benefits reflected, as applicable)	1.35%	1.20%	1.60%	1.40%	1.30%
Fees Deducted from Contract Value:
Optional Guaranteed Minimum Withdrawal Benefit Rider Fee (maximum)[5]	1.20%	1.20%	1.20%	not offered	not offered
Optional Guaranteed Retirement Income Programs (as a percentage of Income Base)[6]	not offered	not offered	0.50%	not offered	not offered
Optional Triple Protection Death Benefit (as a percentage of Triple Protection Death Benefit)[7]	not offered	not offered	0.50%	not offered	not offered
[1]	The $30 annual Contract Fee will not be assessed prior to the Maturity Date under a Venture® Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000. This provision does not apply to Ven 1, Ven 3, Ven 7 or Ven 8 Contracts.
[2]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the Optional Guaranteed Earnings Multiplier Fee and the optional Annual Step-Up Death Benefit Fee, as applicable.
[5]	See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value.

This is an annual charge applied as a percentage of the Adjusted Benefit Base (for the Income Plus For Life® Series Riders), and as a percentage of the Adjusted Guaranteed Withdrawal Balance (for the Principal Plus Rider, the Principal Plus for Life Series Riders, and the Principal Returns Rider).
[6]	Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix D: “Optional Guaranteed Minimum Income Benefits” for availability.
[7]	Subject to state availability, the Triple Protection Death Benefit was offered from December 2003 through December 2004. This optional benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Program, Guaranteed Retirement Income Program II, or Guaranteed Retirement Income Program III.
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John Hancock New York
	Venture ® 2006		Ven 24	Ven 9
Annual Contract Fee[1]	$30		$30	$30
Annual Separate Account Expenses[2] (as a percentage of Contract Value in the Variable Investment Options)	Contract Years 1-7	Contract Years 8+
Mortality and Expense Risks Fee[3]	1.00%	0.85%	1.25%	1.25%
Administration Fee – asset based	0.15%	0.15%	0.15%	0.15%
Total Annual Separate Account Expenses[2]	1.15%	1.00%	1.40%	1.40%
Optional Benefits	Contract Years 1-7	Contract Years 8+
Fees deducted from Separate Account:
Optional Annual Step-Up Death Benefit Fee	0.20%	0.20%	not offered	not offered
Optional Payment Enhancement Fee	0.35%	0.35%	0.35%	not offered
Total Annual Separate Account Expenses[4]	1.70%	1.55%	1.75%	1.40%
Other Account Fees Deducted from Contract Value:
Optional Guaranteed Minimum Withdrawal Benefit Rider Fee (maximum)[5]	1.20%	1.20%	0.75%	not offered
Optional Guaranteed Retirement Income Programs (as a percentage of Income Base)[6]	not offered	not offered	0.45%	not offered
[1]	The $30 annual Contract Fee will not be assessed prior to the Maturity Date under a Venture® Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000. This exclusion does not apply to Ven 9 Contracts.
[2]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options unless otherwise noted. Please note that when the optional Payment Enhancement is chosen, the guaranteed rate applicable to any Fixed Investment Option is also reduced by 0.35%.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the Optional Guaranteed Earnings Multiplier Fee and the optional Annual Step-Up Death Benefit Fee, as applicable.
[5]	See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value.

This is an annual charge applied as a percentage of the Adjusted Benefit Base (for the Income Plus For Life® Series Riders) and as a percentage of the Adjusted Guaranteed Withdrawal Balance (for the Principal Plus Rider, the Principal Plus for Life Series Riders and the Principal Returns Rider).
[6]	Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix D: “Optional Guaranteed Minimum Income Benefits” for availability.
Other Fees deducted from Contract Value Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value)
	Income Plus For Life® (Annual Step-Up Review)[1]	Income Plus For Life – Joint Life® (Annual Step-Up Review) (not available in New York)[1]	Income Plus For Life® (Quarterly Step-Up Review) Series (issued outside New York)[1]	Income Plus For Life® (Quarterly Step-Up Review) Series (issued in New York)[1]	Income Plus For Life® 12.08 Series (issued outside New York)[1]	Income Plus For Life® 12.08 Series (issued in New York)[1]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.75%	0.70%	0.85%	0.80%

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	Income Plus For Life® 5.09 Series[1]	Income Plus For Life® 1.11[1] Series	Principal Plus for Life Plus Automatic Annual Step-Up2	Principal Plus for Life Plus Spousal Protection[3]	Principal Plus for Life[4]	Principal Plus[5]	Principal Returns[6]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	0.75%	0.75%	0.95%
Current Fee	0.90%	1.00%	0.70%	0.65%	0.40%	0.30%	0.50%
[1]	The current charge for each of the Income Plus For Life® Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped up to equal the Contract Value.
[2]	The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is 0.70% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and Total for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
[3]	The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[4]	The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[5]	The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[6]	The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.
Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2020)	Minimum [1]	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued on and after May 13, 2002	0.50%	1.35%
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued prior to May 13, 2002	0.30%	1.35%
[1]	For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.
Examples
We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.
Example 1: Venture® 2006 Contracts (issued on or after May 1, 2006)
(a)  Maximum Portfolio Operating Expenses – Contracts issued on or after November 23, 2009 with optional benefit Riders
(b)  Maximum Portfolio Operating Expenses – Contracts issued on or after July 17, 2006 with optional benefit Riders
(c)  Maximum Portfolio Operating Expenses – Contracts issued on or after May 1, 2006 with optional benefit Riders
(d)  Minimum Portfolio Operating Expenses – Contracts issued with no optional benefit Riders
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Example 2: Ven 20, 22, 24 Contracts (issued after May 13, 2002 and before May 1, 2006)
(a)  Maximum Portfolio Operating Expenses – John Hancock USA Contracts issued before May 1, 2006 with optional benefit Riders
(b)  Maximum Portfolio Operating Expenses – John Hancock USA Contracts issued before December 9, 2003 with optional benefit Riders
(c)  Maximum Portfolio Operating Expenses – John Hancock New York Contracts issued before May 1, 2006 with optional benefit Riders
(d)  Maximum Portfolio Operating Expenses – John Hancock New York Contracts issued before December 11, 2004 with optional benefit Riders
(e)  Minimum Portfolio Operating Expenses – Contracts with no optional benefit Riders
All examples assume that you invest $10,000 in a Contract and that your investment has a 5% return each year. In the “Maximum Portfolio Operating Expenses” examples, we also assume that you will pay the maximum annual Contract fee, the fees for any optional benefit Riders shown in the example and the maximum fees and expenses of any of the Portfolios. In the “Minimum Portfolio Operating Expenses” examples, we assume that you do not invest in any optional benefit Riders and that you will pay the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base or Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option value.
Although we provide you with examples of the costs for a Contract based on these assumptions, your actual costs may be higher or lower.
Example 1 (a): Maximum Portfolio operating expenses – Venture® 2006 Contracts issued on or after November 23, 2009 with Annual Step-Up Death Benefit and Income Plus For Life® Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$929	$1,629	$2,368	$4,181
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$373	$1,154	$1,979	$4,181
Example 1 (b): Maximum Portfolio operating expenses – Venture® 2006 Contracts issued on or after July 17, 2006 with Annual Step- Up Death Benefit and Principal Plus for Life Plus Automatic Annual Step-Up Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$955	$1,702	$2,477	$4,343
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$402	$1,231	$2,094	$4,343
Example 1 (c): Maximum Portfolio operating expenses – Venture® 2006 Contracts issued on or after May 1, 2006 with Annual Step- Up Death Benefit and Principal Plus for Life Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$908	$1,562	$2,241	$3,837
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$355	$1,087	$1,849	$3,837
Example 1 (d): Minimum Portfolio operating expenses – Venture® 2006 Contracts issued on or after May 1, 2006 with no optional benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$730	$1,029	$1,311	$1,922
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$171	$529	$911	$1,922
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Example 2 (a): Maximum Portfolio operating expenses – John Hancock USA Contracts (Ven 20, 22) issued before May 1, 2006 with Guaranteed Earnings Multiplier and Principal Plus for Life Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$931	$1,631	$2,355	$4,112
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$380	$1,160	$1,969	$4,112
Example 2 (b): Maximum Portfolio operating expenses – John Hancock USA Contracts (Ven 20, 22) issued before December 9, 2003 with Guaranteed Earnings Multiplier and Guaranteed Retirement Income Program III Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$905	$1,555	$2,227	$3,857
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$353	$1,081	$1,836	$3,857
Example 2 (c): Maximum Portfolio operating expenses – John Hancock New York Contracts (Ven 24) Contracts issued before May 1, 2006 with Payment Enhancement and Principal Plus for Life Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,129	$1,860	$2,519	$4,245
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$395	$1,204	$2,040	$4,245
Example 2 (d): Maximum Portfolio operating expenses – John Hancock New York Contracts (Ven 24) issued before December 11, 2004 with Guaranteed Retirement Income Program II Rider
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$882	$1,486	$2,116	$3,648
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$329	$1,009	$1,720	$3,648
Example 2 (e): Minimum Portfolio operating expenses – Ven 20, 22, 24 Contracts issued after May 13, 2002 and before May 1, 2006 with no optional benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$754	$1,102	$1,440	$2,245
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$196	$605	$1,040	$2,245
We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.
16

IV.  General Information about Us,
the Separate Accounts and the Portfolios
The Companies
Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.
John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is PO Box 55444, Boston, MA 02205-5444; its overnight mail address is 410 University Avenue – Suite 55444, Westwood, MA 02090; and its email address is www.johnhancock.com/annuities.
John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is PO Box 55445, Boston, MA 02205-5445; its overnight mail address is 410 University Avenue – Suite 55445, Canton, MA 02090; and its email address is www.johnhancock.com/annuities.
The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.
The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.
The Separate Accounts
You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.
For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.
For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.
The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising
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under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.
We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.
We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.
The Portfolios
When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:
•	the John Hancock Variable Insurance Trust; or
•	(for certain John Hancock USA Contracts issued before May 1, 2006) the PIMCO Variable Insurance Trust with respect to the “PIMCO VIT All Asset Portfolio”; or
•	(for certain John Hancock USA Contracts issued before January 28, 2002) the BlackRock Variable Series Funds, Inc. with respect to the “BlackRock Advantage SMID Cap V.I. Fund,” the “BlackRock Basic Value V.I. Fund” and the “BlackRock Global Allocation V.I. Fund.”
The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.
Investment Management
The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.
Our Managed Volatility Portfolios
In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contract (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).
During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.
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The four Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:
Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.
Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.
Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.
Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.
You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Variable Trust Advisers, LLC (“JHVTA LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHVTA LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHVTA LLC is our affiliate and we indirectly benefit from any investment management fees JHVTA LLC retains.
The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHVTA LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHVTA LLC to appoint a subadviser that is an affiliate of JHVTA LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.
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The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
The BlackRock Advantage SMID Cap V.I. Fund, the BlackRock Basic Value V.I. Fund and the BlackRock Global Allocation Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC (“BIM”), an affiliate, to act as the investment subadviser to the BlackRock Advantage SMID Cap V.I. Fund, the BlackRock Basic Value V.I. Fund and the BlackRock Global Allocation V.I. Fund, and BlackRock International Limited (“BIL”), an affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund, and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.
If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).
Portfolio Expenses
Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.
The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any additional charge to you.
Funds of Funds and Master-Feeder Funds
Each of the John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio, and the PIMCO VIT All Asset Portfolio, is a “fund of funds” that invests in other underlying mutual funds (collectively, the “Funds of Funds”). Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.
Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.
Portfolio Investment Objectives
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio in the prospectus for that Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio.
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You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.
You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002. For Contracts issued prior to that date, we invest the assets of each Subaccount corresponding to a John Hancock Variable Insurance Trust Portfolio in Series I shares of that Portfolio (except in the case of Portfolios that commenced operations on or after May 13, 2002). More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.
The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).
JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
500 Index Trust Series I, II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond Trust[1] Series I, II	Manulife Investment Management (US) LLC	Seeks income and capital appreciation.
American Asset Allocation Trust Series I, II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Global Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
American Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital.
American Growth-Income Trust Series I, II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital and income.
American International Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
Blue Chip Growth Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation Trust Series I, II	Jennison Associates LLC	Seeks long-term growth of capital.
Capital Appreciation Value Trust Series II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
Core Bond Trust Series I, II	Wells Capital Management, Incorporated	Seeks total return consisting of income and capital appreciation.
Disciplined Value International Trust Series I, II	Boston Partners Global Investors, Inc.	Seeks long-term growth of capital.
Emerging Markets Value Trust Series II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
Equity Income Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks substantial dividend income and also long-term growth of capital.
Financial Industries Trust Series I, II	Manulife Investment Management (US) LLC	Seeks growth of capital.
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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Fundamental All Cap Core Trust Series II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital.
Fundamental Large Cap Value Trust Series I, II	Manulife Investment Management (US) LLC	Seeks long-term capital appreciation.
Global Equity Trust (formerly Global Trust) Series I, II	Manulife Investment Management (US) LLC	Seeks long-term capital appreciation.
Health Sciences Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
High Yield Trust[2] Series I, II	Western Asset Management Company	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
International Equity Index Trust Series I, II	SSgA Funds Management, Inc.	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Small Company Trust Series I, II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
Investment Quality Bond Trust Series I, II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth Portfolio (successor to Lifestyle Aggressive Portfolio) Series I, II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Balanced Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Conservative Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Growth Portfolio (successor to Managed Volatility Aggressive Portfolio) Series I, II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Managed Volatility Moderate Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Mid Cap Index Trust Series I, II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index.
Mid Cap Stock Trust Series I, II	Wellington Management Company, LLP	Seeks long-term growth of capital.
Mid Value Trust Series I, II	T. Rowe Price Associates, Inc.	Seek long-term capital appreciation.
Money Market Trust Series I, II	Manulife Investment Management (US) LLC	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
Opportunistic Fixed Income Trust Series I, II	Wellington Management Company, LLP	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Real Estate Securities Trust Series I, II	Wellington Management Company, LLP	Seeks to achieve a combination of long-term capital appreciation and current income.
Science & Technology Trust Series I, II	T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC[3]	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective.
Select Bond Trust Series II	Manulife Investment Management (US) LLC	Seeks income and capital appreciation.
Short Term Government Income Trust Series I, II	Manulife Investment Management (US) LLC	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index Trust Series I, II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.
Small Cap Opportunities Trust Series I, II	Dimensional Fund Advisors LP (“DFA”) & Invesco Advisers, Inc. (“Invesco”)[4]	Seeks long-term capital appreciation.
Small Cap Stock Trust Series I, II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Cap Value Trust Series II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Company Value Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks long-term growth of capital.
Strategic Income Opportunities Trust Series I, II	Manulife Investment Management (US) LLC	Seeks a high level of current income.
Total Bond Market Trust Series II	Manulife Investment Management (US) LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Total Stock Market Index Trust Series I, II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Ultra Short Term Bond Trust Series II	Manulife Investment Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Advantage SMID Cap V. I. Fund[5] (formerly BlackRock Advantage U.S. Total Market V.I. Fund) Series II	BlackRock Investment Management, LLC	Seeks long-term growth of capital.
BlackRock Basic Value V. I. Fund[5] Series II	BlackRock Investment Management, LLC	Seeks capital appreciation and, secondarily, income.
BlackRock Global Allocation V. I. Fund[6] Series II	BlackRock Investment Management, LLC and BlackRock International Limited	Seeks high total investment return.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio Class M	Pacific Investment Management Company	Seeks maximum real return consistent with preservation of real capital and prudent investment management.
[1]	The Active Bond Trust is subadvised by Declaration Management & Research LLC and Manulife Investment Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.
[2]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.
[3]	The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.
[4]	The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.
[5]	The Portfolio is subadvised by BlackRock Investment Management, LLC, an affiliate, under an agreement with BlackRock Advisors, LLC.
[6]	The Portfolio is subadvised by BlackRock Investment Management, LLC and BlackRock International Limited, affiliates, under an agreement with BlackRock Advisors, LLC.
Voting Interest
We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.
During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.
During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract
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allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.
We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.
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V.  Description of the Contract
Eligible Plans
Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see “VII. Federal Tax Matters,” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. The Contracts are designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.
Please consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:
•	the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
•	any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.
Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.
Eligibility Restrictions – Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters,” or you may request a copy of the SAI from the Annuities Service Center.
Beneficiary IRAs. For all Contracts that offered optional benefit Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional benefit Riders that were otherwise available under the Contract (see Appendix B: “Optional Enhanced Death Benefits,” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” and Appendix D: “Optional Guaranteed Minimum Income Benefits,” to determine what optional benefit Riders, if any, were available).
We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.
Eligible Groups. John Hancock USA has issued group contracts to Venture® Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.
Accumulation Period Provisions
Purchase Payments
Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:
•	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.
•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.
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Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:
•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.
Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:
•	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.
•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.
Additional Purchase Payments for Qualified Contracts with a GMWB Rider are also subject to the following:
•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.
Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30, unless you purchased a Ven 1 Contract. In that case, Additional Purchase Payments must be $25 for a Ven 1 Qualified Contract and $300 for a Ven 1 Nonqualified Contract. All Additional Purchase Payments must be in U.S. dollars.
We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.
We may refuse to accept any Purchase Payment under a Ven 1 Contract in excess of $10,000 per Contract Year.
Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”). Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:
•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;
•	no automatic withdrawal program from your Contract is in effect; and
•	your GMWB Rider is not in the Settlement Phase.
For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.
Contracts Issued for Use With Tax-Qualified Retirement Plans. Whether you can make regular contributions to the contract will generally depend on whether you have the necessary earned income for the year. Other restrictions may apply depending on your plan. Restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. Please consult with a qualified tax professional for additional information.
Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.
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Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.
If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:
•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
•	the Contract Value at the end of such two-year period is less than $2,000.
In addition, if your account value becomes less than the annual administration and/or Rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.
As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, reduced by any Withdrawal Charges, Contract Fees and Rider Fees. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable). The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).
Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options (subject to the restrictions described below). You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).
Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into the Money Market Investment Option, then the program will continue to make those transfers (see “Special Transfer Services − Asset Rebalancing Program” in this section, below).
Restrictions on the BlackRock and PIMCO Investment Options. You are not permitted to make new investments in the BlackRock Advantage SMID Cap Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the BlackRock Advantage SMID Cap Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into any of these Investment Options, then the program will continue to make those transfers (see “Special Transfer Services − Asset Rebalancing Program” in this section, below).
Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:
•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders, and we waive our restrictions; or
•	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.
Maximum Number of Investment Options. There is no limit on the number of Investment Options to which you may allocate Purchase Payments.
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Payment Enhancement
The optional Payment Enhancement Rider was not available for any John Hancock USA Contract, or any John Hancock New York Contracts issued prior to January 1, 2001 or on or after November 12, 2007. The Payment Enhancement Rider was only available with Contracts issued in New York by John Hancock New York. You may only have elected the Payment Enhancement Rider at issue and, once elected, it is irrevocable. The minimum initial Purchase Payment required to elect the Payment Enhancement was $10,000. We imposed an additional fee for the Payment Enhancement Rider and Contracts with this feature are subject to a higher withdrawal charge for a longer period of time.
If you elected the Payment Enhancement Rider, we add a Payment Enhancement to your Contract when you make a Purchase Payment. The Payment Enhancement is equal to 4% of the Purchase Payment and is allocated among Investment Options in the same proportion as your Purchase Payment. For John Hancock New York Contracts issued on or after July 12, 2004 and prior to November 1, 2004, or between October 16, 2006 and April 30, 2007, the Payment Enhancement is 5%. The Payment Enhancement is funded from John Hancock New York’s General Account.
Purchase Payments Which Are Not Eligible for a Payment Enhancement. If the Owner’s Spouse is the Beneficiary, the Spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the Spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner’s death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.
Tax Considerations. Payment Enhancements are not considered to be “investment in the contract” for income tax purposes (see “VII. Federal Tax Matters”).
Matters to Consider About the Payment Enhancement. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making any allowable Additional Purchase Payments, you and your financial representative should consider:
•	The length of time that you plan to own your Contract;
•	The frequency, amount and timing of any partial surrenders; and
•	The amount and frequency of your Additional Purchase Payments.
We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset-based charges (see “VI. Charges and Deductions”).
If you are eligible and would like to make Additional Purchase Payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan’s compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan’s tax favored status under the Code (see “VII. Federal Tax Matters”).
Additional Charges for the Payment Enhancement. If you elected the Payment Enhancement Rider, the Separate Account Annual Expenses are increased by 0.35%. The guaranteed interest rate on Fixed Investment Options is reduced by 0.35%. In addition, each Purchase Payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement is elected is 8% (as opposed to 6% with no Payment Enhancement) and the withdrawal charge period is 8 years if the Payment Enhancement is elected (as opposed to 7 years with no Payment Enhancement).
Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that
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Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.
We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.
We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.
Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.
Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.
We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or
•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.
Net Investment Factor
The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:
(a)  is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)  is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)  is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.
Transfers You May Make Among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.
You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the
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Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.
Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.
Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.
To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program; (b) transfers from a Fixed Investment Option at the end of its guarantee period; (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios; or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short- term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
We reserve the right to take other actions to restrict trading, including, but not limited to:
•	restricting the number of transfers made during a defined period;
•	restricting the dollar amount of transfers;
•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
•	restricting transfers into and out of certain Subaccount(s).
In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).
While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.
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Additional Transfer Requirements for Ven 1 Contracts. Under the Ven 1 Contract, a Contract Owner may transfer prior to the Maturity Date amounts among Investment Accounts of the Contract without charge, but such transfers cannot be made on more than two occasions in any Contract Year. After annuity payments have been made for at least 12 months under a Ven 1 Contract, all or a portion of the Contract Value held in a Subaccount with respect to the Contract may be transferred by the Annuitant to one or more other Subaccounts. Such transfers can be made only once each 12 months upon notice to us at least 30 days before the due date of the first annuity payment to which the change will apply.
Telephone and Electronic Transactions
We permit you to request transfers by telephone. You may also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact us at the telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.
We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
•	any loss or theft of your password; or
•	any unauthorized use of your password.
We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.
All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.
We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.
Special Transfer Services – Dollar Cost Averaging Program
We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permitted for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.
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The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.
Please consult with your financial representative to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.
Special Transfer Services − Asset Rebalancing Program
We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.
For rebalancing programs begun on or after October 1, 1996, we permit asset rebalancing only on the following time schedules:
•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).
Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.
Withdrawals
During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of withdrawals from section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.
When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
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There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.
When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
•	the SEC, by order, so permits for the protection of security holders.
Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.
Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.
Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).
Signature Guarantee Requirements for Surrenders and Withdrawals
(Not applicable to Contracts issued in New Jersey*)
We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:
•	you have no signed application on file with us; or
•	you are requesting that we mail the amount withdrawn to an alternate address; or
•	you have changed your address within 30 days of the withdrawal or surrender request; or
•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.
We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.
*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.
Special Withdrawal Services – The Income Plan
We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in
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which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the IP program.
Special Withdrawal Services – The Income Made Easy Program
Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C for more information.
Optional Guaranteed Minimum Withdrawal Benefits
Please see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Income Plus For Life® Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we reduce the amounts we guarantee for future withdrawals.
Death Benefit During Accumulation Period
The Contracts described in this Prospectus generally provide for distribution of death benefits if the Owner dies before the Annuity Commencement Date.
We use the term Owner-driven when we describe death benefits under some versions of the Contracts (Venture® 2006, Ven 24, Ven 22 and Ven 20), where we determine a death benefit upon the death of the Owner during the Accumulation Period. Under these versions, we do not pay a death benefit upon the death of an Annuitant before the Maturity Date, unless:
•	You, the Owner, are the Annuitant, or
•	We issued your Contract to an Owner that is not an individual (for example the Owner is a trust) and we deem the Annuitant to be the Owner for purposes of determining the death benefit.
We use the term Annuitant-driven when we describe death benefits under other versions of the Contracts (Ven 9, Ven 8, Ven 7, Ven 3 and Ven 1), where we determine a death benefit on the Annuitant’s death, instead of the Owner’s death, if the Annuitant predeceases the Owner during the Accumulation Period. Even under Annuitant-driven Contracts, however, we will make a distribution of Contract Value if you are the Owner, but not the Annuitant, and you predecease the Annuitant during the Accumulation Period. For purposes of determining the amount of any death benefits, we treat the Annuitant as an Owner under Nonqualified Contracts where the Owner is not an individual (for example, the Owner is a corporation or a trust). We treat a change in the Annuitant or any co-Annuitant under this type of Annuitant-driven Contract as the death of the Owner, and we distribute the Contract Value. In cases where a change in the Annuitant (or co-Annuitant) results in a distribution, we reduce the amount by charges which would otherwise apply upon withdrawal. If a Nonqualified Contract has both an individual and a non-individual Owner, we determine death benefits as provided in the Contract upon the death of the Annuitant or any individual Owner, whichever occurs earlier.
The death benefit under Owner-driven and Annuitant-driven Contracts is the greater of:
•	the Contract Value; or
•	the respective minimum death benefit described below.
The minimum death benefits provided under both Owner-driven and Annuitant-driven Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract,
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and the age of the oldest Owner (or Annuitant) on the date of issue. In addition, you may have purchased a Contract with an optional benefit Rider that will enhance the amount of death benefit.
Please read your Contract carefully to determine the minimum death benefit under your Contract and any enhanced death benefit payable during the Accumulation Period.
We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any optional enhanced death benefits that you may have purchased.
Minimum Death Benefit – Owner-driven Contracts. We describe principal features of the applicable minimum death benefit on Owner-driven Contracts in the text below each of the following tables.
Contract Version	Availability [1]	Death Benefit based on
Venture ® 2006	May 2006 – October 2011	Owner
[1]	Subject to availability in each state.
Minimum Death Benefit Limits: Adjustment for withdrawals. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals. We reduce the minimum death benefit proportionally in connection with withdrawals.
Contract Version	Availability [1]	Death Benefit based on
Ven 20, 22	May 1998 – May 2006	Oldest Owner
Ven 24 (NY Only)	May 1999 – May 2006	Oldest Owner
[1]	Subject to availability in each state.
Minimum Death Benefit Limits: Adjustment for withdrawals. We limit the minimum death benefit on this type of Ven 20 and Ven 22 Contract to $10 million, except for (a) Contracts issued in HI, MA, MN, NY & VT; (b) Contracts issued prior to July 25, 2003 in IL & PA; and (c) Contracts issued prior to June 2, 2003 in all other states. We also reduce the minimum death benefit proportionally in connection with withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with withdrawals is the dollar amount of the withdrawal.
Principal Features – Oldest Owner less than age 81 at issue. During the first Contract Year, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.
The minimum death benefit during any Contract Year after the first Contract Year equals the greater of (i) or (ii), where:
(i)  equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals; and
(ii)  is the greatest Anniversary Value prior to the oldest Owner's turning age 81. “Anniversary Value” is the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with withdrawals, since that Contract Anniversary.
Principal Features – Oldest Owner age 81 or more at issue. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.
Contract Version	Availability [2]	Death Benefit based on
Ven 20, 22	May 1994 – May 1998	Oldest Owner
[2]	See state availability chart below.
Principal Features. Oldest Owner less than 81 at issue and Owner dies prior to his or her 85th birthday. During the first Contract Year, the minimum death benefit on this type of Ven 20 and Ven 22 Contract is the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.
During any subsequent Contract Year, the minimum death benefit is the death benefit on the last day of the previous Contract Year, plus any Purchase Payments made and less any amounts deducted in connection with withdrawals since then. If any Owner dies after his or her 85th birthday, however, the minimum death benefit is the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.
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Principal Features. Oldest Owner age 81 or more at issue. The minimum death benefit is the Contract Value less any applicable withdrawal charge at the time of payment of benefits. For Contracts issued on or after October 1, 1997, we will waive any withdrawal charges applied against the death benefit.
The amount deducted in connection with withdrawals is the dollar amount of the withdrawal. Withdrawal charges are not applied on payment of the death benefit (whether taken through a partial or total withdrawal or applied under an Annuity Option).
Limited Availability. We issued this version of the Ven 20 and Ven 22 Contracts in Puerto Rico, and in these other jurisdictions during the periods shown below:
From August 15, 1994 to:	In the states of:
May 1, 1998	Alaska, Alabama, Arizona, Arkansas, California, Colorado, Delaware, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Michigan, Mississippi, Missouri, Nebraska, Nevada, New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Utah, Vermont, Virginia, West Virginia, Wisconsin, Wyoming
June 1, 1998	Connecticut
July 1, 1998	Minnesota, Montana, District of Columbia
October 1, 1998	Texas
February 1, 1999	Massachusetts
March 15, 1999	Florida, Maryland, Oregon
November 1, 1999	Washington
Minimum Death Benefit – Annuitant-driven Contracts. We describe principal features of the applicable minimum death benefit on Annuitant-driven Contracts in the following sub-sections and in the text under each of the tables below.
Death of Annuitant who is not the Owner. We will pay the applicable minimum death benefit, less any Debt, to the Beneficiary upon the death of the Annuitant if the Owner is not the Annuitant and the Annuitant dies before the Owner and before the Annuity Commencement Date. If there is more than one such Annuitant, the minimum death benefit will be paid on the death of the last surviving co-Annuitant, if any, if death occurs before the Owner’s death and before the Annuity Commencement Date. The death benefit will be paid either as a lump sum or in accordance with any of the distribution options available under the Contract. Ven 7, Ven 8 and Ven 9: An election to receive the death benefit under an Annuity Option must be made within 60 days after the date on which the death benefit first becomes payable. Ven 7, Ven 8 and Ven 9: Rather than receiving the minimum death benefit, the Beneficiary may elect to continue the Contract as the new Owner. (In general, a Beneficiary who makes such an election will nonetheless be treated for federal income tax purposes as if he or she had received the minimum death benefit.)
Death of Annuitant who is the Owner. We will pay the applicable minimum death benefit, less any Debt, to the Beneficiary if the Owner is the Annuitant, dies before the Annuity Commencement Date and is not survived by a co-Annuitant. Ven 7, Ven 8 and Ven 9: If the Contract is a Nonqualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner (the person, persons or entity to become the Owner) instead of the Beneficiary. Ven 3: If the Contract is a Nonqualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner or to the Contract Owner’s estate. Ven 1: The Contract does not provide for co-Annuitants or successor Owners.
Death of Owner who is not the Annuitant. Ven 7, Ven 8 and Ven 9: If the Owner is not the Annuitant and dies before the Annuity Commencement Date and before the Annuitant, the successor Owner becomes the Owner of the Contract. If the Contract is a Nonqualified Contract, we will distribute an amount equal to the amount payable upon total withdrawal, without reduction for any withdrawal charge, to the successor Owner. If a Nonqualified Contract has more than one individual Owner, the distribution will be made to the remaining individual Owner(s) instead of a successor Owner. Ven 3: If the Contract is a Nonqualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on
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total withdrawal without reduction for any withdrawal charge to the successor Owner or to the Contract Owner’s estate. Ven 1: If the Contract is a Nonqualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the Contract Owner’s estate.
Contract Version	Availability	Death Benefit based on
Ven 7	August 1989 – April 1999	Any Annuitant
Ven 8	September 1992 – February 1999	Any Annuitant
Ven 9 (NY Only)	March 1992 – May 1999	Any Annuitant
Principal Features of Minimum Death Benefit. During the first six Contract Years, the minimum death benefit on Ven 7, Ven 8 and Ven 9 Contract equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.
During any subsequent six Contract Year period, the minimum death benefit is the death benefit as of the last day of the previous six Contract Year period plus any Purchase Payments made and less any amount deducted in connection with withdrawals since then.
If death occurs after the first of the month following the decedent’s 85th birthday, the minimum death benefit is the Contract Value on the date due proof of death and all required claim forms are received at our Annuities Service Center.
Contract Version	Availability	Death Benefit based on
Ven 3	November 1986 – October 1993	Any Annuitant
Ven 1	June 1985 – June 1987	Any Annuitant
Principal Features of Minimum Death Benefit. During the first five Contract Years, the minimum death benefit on Ven 3 and Ven 1 Contracts equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.
During any subsequent five Contract Year period:
•	For Ven 3, the minimum death benefit is the death benefit as of the last day of the previous five Contract Year period plus any Purchase Payments made and less any amount deducted in connection with withdrawals since then;
•	For Ven 1, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.
Payment of Death Benefit. The determination of the death benefit will be made, for both Owner-driven and Annuitant-driven Contracts, on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:
•	a certified copy of a death certificate; or
•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
•	any other proof satisfactory to us.
If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.
Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.
In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.
Except as otherwise stated above for certain Annuitant-driven Contracts, we will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving
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Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.
Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.
If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract continues, subject to the following and as may be stated otherwise above for certain Annuitant-driven Contracts:
•	The Beneficiary becomes the Owner.
•	We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.
•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
•	We waive withdrawal charges for all future distributions.
•	If the Beneficiary is the deceased Owner’s Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.
•	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
•	Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.
We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations on the death benefit prior to the
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Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse.
A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with your own qualified tax professional for further information relevant to your situation.
Optional Enhanced Death Benefits
Please see Appendix B: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased. For Contracts issued in connection with a Qualified Plan, including an IRA, the Internal Revenue Code may now limit the availability of certain “Optional Enhanced Death Benefits” for certain classes of Beneficiaries.
Annual Step-Up Death Benefit. For Contracts issued after June 2010 (dates may vary by state) with an Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved up to the Contract Anniversary on or after the date you (or any joint Owner) reach 75 years old. The Annual Step-Up Death Benefit was only available if you (and every joint Owner) were under age 75 when we issued the Contract.
For all Contracts issued prior to June 2010 (dates may vary by state) with an Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step-Up Death Benefit was only available if you (and every joint Owner) were under age 80 when we issued the Contract. The Annual Step-Up Death Benefit was only available at Contract issue and cannot be revoked once elected.
Guaranteed Earnings Multiplier Death Benefit. (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between July 2001and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the “appreciation in the Contract Value” proportionally in connection with withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier was available only at Contract issue and cannot be revoked once elected.
Triple Protection Death Benefit. (Not available in New York and Washington) John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.
Pay-out Period Provisions
General
Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by
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telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:
•	you are registered on the website, and
•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.
Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.
Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Please consult with your own qualified tax professional for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts”).
Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.
A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.
When John Hancock USA issued a Contract outside New York:
•	the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary (6th Contract Anniversary for Ven 7 and Ven 8 Contracts), and
•	the Maturity Date for Contracts issued on and after May 1, 2006 is the first of the month following the 90th birthday of the oldest Annuitant or, in some cases, the tenth Contract Anniversary, if later, unless the Contract’s specifications page states otherwise or you later change the date.

Please review your Contract carefully to determine the Maturity Date applicable to your Contract.
You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.
For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:
•	a Nonqualified Contract, or
•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.
Annuity Options
Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period (after the first Contract Year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.
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We determine annuity payments based on the Investment Account value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. The Internal Revenue Code or the United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.
Once annuity payments commence:
•	you are no longer permitted to make any withdrawals under the Contract;
•	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
•	we may not change the Annuity Option or the form of settlement; and
•	your Guaranteed Minimum Death Benefit terminates.
Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.
Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:
Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.
Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.
Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.
Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.
Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.
Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. When you annuitize, we may make one or more additional Annuity Options available to a Contract with one of our guaranteed minimum withdrawal benefit (“GMWB”) Riders (i.e., an Income Plus For Life® Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.
GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life® Series Riders. For each of the Income Plus For Life – Joint Life® Riders, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the
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election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.
GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life – Joint Life® Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.
GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.
We determine the annual amount of Fixed Annuity payments under this option as the greater of:
•	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non- Refund Life Annuity.
GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetimes of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.
We determine the annual amount of Fixed Annuity payments under this option as the greater of:
•	the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Life Annuity.
GMWB Alternate Annuity Option 5: Fixed Period Certain Only – This Annuity Option is available only if:
•	you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and
•	there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.
This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed
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Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.) We determine the annual amount of Fixed Annuity payments under this option as the greater of:
•	the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Rider that you purchased with your Contract; or
•	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.
Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.
We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.
The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.
Annuity Units and the Determination of Subsequent Variable Annuity Payments
We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).
We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.
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Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.
We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. (For Ven 1, Ven 3, Ven 7, Ven 8 and Ven 9 Contracts, the assumed interest is 4%.) The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is shown in the following table:
Contract Version	Rate
Venture ® 2006	4.04%
Ven 20, 22, and 24	4.45%
Ven 3, 7, 8 and 9	5.47%
Ven 1	5.36%
Transfers During the Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.
Surrenders
Full Surrenders During the Pay-out Period. You may surrender your Contract, after the Pay-out Period has begun, only if, at the time you annuitized, we offered and you selected a variable pay-out under a period certain only Annuity Option for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments (“Commuted Value”) of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:
•	multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” below for a description of an “Annuity Unit”);
•	assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and
•	calculating the present value of these payments at the assumed interest rate of 3%.
If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.
Partial Surrenders During the Pay-out Period. We permit partial surrenders after the Pay-out Period has begun, only if, at the time you annuitized, we offered and you selected a variable pay-out under a period certain only Annuity Option for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.
If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer
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Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a × {1 – ((b ÷ c) ÷ d)}, where:
a  equals the number of Annuity Units used to determine future payments before the commutation;
b  equals the dollar amount requested to be paid out as part of the commutation;
c   equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and
d  equals the Annuity Unit value on the day the commutation is executed.
For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 × {1 – (($20,000 ÷ 3412.08) ÷ $12.50)} = 212.43 units a year for 10 years.
Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with a GMWB Rider
Death Benefit During the Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.
We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.
Optional Guaranteed Minimum Income Benefits
Please see Appendix D: “Optional Guaranteed Minimum Income Benefits” for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the “Income Base,” which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.
Other Contract Provisions
Ownership
Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.
You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.
Before requesting a change of ownership or making an assignment of your Contract, please consider the following:
•	A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
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•	In states where permitted, a change of ownership may result in termination of any applicable minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”)
•	An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.
•	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
•	Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.
We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.
Group Contracts (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserved the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner’s ability to exercise such rights and privileges.
In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days’ notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge (where applicable) as to any Contract issued after the effective date of the modification. All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract.
Acceptance of Contracts. John Hancock USA has discontinued new applications and issuance of new group contracts.
Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.
On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.
If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.
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Beneficiary
The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.
For Ven 1, Ven 3, Ven 7, Ven 8 and Ven 9 Contracts only, the Beneficiary is initially designated in the application. You may change the Beneficiary during the lifetime of the Annuitant subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. Prior to the Maturity Date, if no Beneficiary survives the Annuitant, the Contract Owner or the Contract Owner’s estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. In the case of certain Qualified Contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a Beneficiary and the Code may limit the payout options available for certain classes of Beneficiaries.
Modification
We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.
Code Section 72(s)
In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.
Misstatement and Proof of Age, Sex or Survival
We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.
Fixed Investment Options
Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.
Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see “Special Transfer Services – Dollar Cost Averaging Program” for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.
When you purchased the Contract, certain Fixed Investment Options may have been available to you as detailed below.
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John Hancock USA Contracts:
Fixed Investment Options under Ven 7 and Ven 8 Contracts. For these Contracts, 1, 3 and 6 year Fixed Investment Options may have been available at issue. As of October 7, 2002, new Purchase Payments may not be allocated to the 1 and 3 year Fixed Investment Options and as of December 30, 2002, new Purchase Payments may not be allocated to the 6 year Fixed Investment Option.
Fixed Investment Options under Ven 20 and Ven 22 Contracts. For these Contracts, 1 and 3 year Fixed Investment Options were available for Contracts issued prior to October 7, 2002. New Purchase Payments under these Contracts may not be allocated to the 1 or 3 year Fixed Investment Options, but transfers from the Variable Investment Options will be permitted. For Contracts issued on and after October 7, 2002, Purchase Payments and transfers to the 1 and 3 year Fixed Investment Options are not allowed.
In addition, 5 and 7 year Fixed Investment Options were available for Contracts issued prior to December 30, 2002. New Purchase Payments under these Contracts may not be allocated to the 5 or 7 year Fixed Investment Options, but transfers from the Variable Investment Options will be permitted. For Contracts issued on and after December 2002, Purchase Payments and transfers to the 5 and 7 year Fixed Investment Options are not allowed.
Fixed Investment Options under Venture® Contracts (Venture® 2006). Currently, we do not make any Fixed Investment Options available.
No Fixed Investment Options for Ven 1 and Ven 3 Contracts. These Contracts do not provide for a fixed-dollar accumulation prior to the Maturity Date. You should disregard the description in this Prospectus of the Fixed Investment Options, Loans and the transfer and Dollar Cost Averaging provisions, to the extent that they relate to the Fixed Investment Options.
John Hancock New York Contracts:
Fixed Investment Options under Ven 9 Contracts. For these Contracts, 1, 3 and 6 year Fixed Investment Options may have been available at issue.
Fixed Investment Options under Venture® Contracts (Ven 24). For these Contracts, 1, 3, 5 and 7 year Fixed Investment Options may have been available at issue. If you purchased your Contract on or after March 24, 2003, you may not make Purchase Payments or transfers to the Fixed Investment Options. However, if you purchased your Contract prior to March 24, 2003 and elected any of the available Fixed Investment Options, you may be able to make Additional Purchase Payments and transfer money from the Variable Investment Options to the Fixed Investment Options available under your Contract.
Fixed Investment Options under Venture® Contracts (Venture® 2006). Currently, we do not make any Fixed Investment Options available.
Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.
Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program (when available). Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.
You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.
Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.
Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available
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is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period. If you do not specify a renewal option, we will select the one-year Fixed Investment Option.
Market Value Charge. Any amount withdrawn, transferred or borrowed from a Fixed Investment Account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The charge compensates us for our investment losses on amounts withdrawn, transferred or borrowed prior to the Maturity Date. The formula for calculating this charge is set forth in your Contract. A market value charge will be calculated separately for each Investment Account affected by a transaction to which a market value charge may apply. The market value charge for an Investment Account will be calculated by multiplying the amount withdrawn or transferred from the Investment Account by the adjustment factor described below.
For most Venture® Contracts, the adjustment factor is determined by the following formula: 0.75 × (B-A) × C/12 where:
A =  The guaranteed interest rate on the Investment Account.
B =  The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn.
C =  The number of complete months remaining to the end of the guarantee period.
For purposes of applying this calculation, the maximum difference between “B” and “A” will be 3%. The adjustment factor may never be less than zero.
For Ven 7, Ven 8 and Ven 9 Contracts, however, the maximum difference between “B” and “A” will be 3%. The adjustment factor will never be greater than 2 × (A – 4%) and never less than zero. (“A” is the guaranteed interest rate on the Investment Account. “B” is the guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn).
The total market value charge will be the sum of the market value charges for each Investment Account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the Investment Account from which the amounts are being withdrawn (B – A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B – A in the adjustment factor is positive).
We make no market value charge on withdrawals from the Fixed Investment Options in the following situations:
•	death of the Owner (death of Annuitant under Ven 7, Ven 8 and Ven 9 Contracts);
•	amounts withdrawn to pay fees or charges;
•	amounts applied at the Maturity Date to purchase an annuity at the guaranteed rates provided in the Contract;
•	amounts withdrawn from Investment Accounts within one month prior to the end of the guarantee period (applicable only to 3- and 6-year Fixed Investment Options for Ven 7, Ven 8 and Ven 9 Contracts);
•	amounts withdrawn from a one-year Fixed Investment Account (not applicable under Ven 7, Ven 8 and Ven 9 Contracts); and
•	amounts withdrawn in any Contract Year that do not exceed 10% of (i) total Purchase Payments less (ii) any prior withdrawals in that Contract Year.
In no event will the market value charge:
•	(for Ven 7, Ven 8 and Ven 9 contracts) be greater than the earnings attributable to the amount withdrawn or transferred from an Investment Account;
•	(for Ven 20, Ven 22 and Ven 24 contracts) be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an Investment Account exceed an annual rate of 3%;
•	together with any withdrawal charges for an Investment Account be greater than 10% of the amount transferred or withdrawn; or
•	reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.
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The cumulative effect of the market value and withdrawal charges could result in a Contract Owner receiving total withdrawal proceeds of less than the Contract Owner’s Purchase Payments.
Withdrawals. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under “Withdrawals” above.
We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).
If you do not specify the Investment Options from which a withdrawal is to be taken, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.
The market value charge described above may apply to withdrawals from any Investment Option except for a one-year Fixed Investment Option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the Investment Option and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining Investment Account value.
Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See “VII. Federal Tax Matters.”
Loans. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “VII. Federal Tax Matters – Qualified Contracts – Loans.” The market value charge described above may apply to amounts transferred from the Fixed Investment Accounts to the Loan Account in connection with such loans and, if applicable, will be deducted from the amount so transferred. The loan privilege is not available if you elected any optional guaranteed minimum withdrawal benefit Rider.
Charges. No asset based charges are deducted from Fixed Investment Options.
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VI.  Charges and Deductions
We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and the following Appendices: “Optional Enhanced Death Benefits,” “Optional Guaranteed Minimum Withdrawal Benefits” and/or “Optional Guaranteed Minimum Income Benefits.”
We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).
Withdrawal Charges
If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments.
Amounts to Which Withdrawal Charges Do Not Apply. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) Payment Enhancements (where applicable) and any earnings attributable to Payment Enhancements; (iii) certain other “free Withdrawal Amounts,” described below; (iv) distributions required to satisfy federal income tax minimum distribution requirements attributable to this Contract; or (v) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below. A market value charge may apply to these transactions (see “V. Description of the Contract – Market Value Charge”).
We do not impose a withdrawal charge on amounts allocated to a “free Withdrawal Amount.” In any Contract Year, (except for Ven 1 and Ven 3 Contracts) the free Withdrawal Amount for that year is the greater of:
•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and
•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).
See below for a description of the Ven 1 and Ven 3 free Withdrawal Amounts.
Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any free Withdrawal Amount and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals of Purchase Payments in excess of the free Withdrawal Amount that have been taken to date).
Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be “liquidated” on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.
Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.
How We Determine the Withdrawal Charge. We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.
There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.
Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts,
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or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.
For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.” Withdrawals from the Fixed Investment Options may be subject to a market value charge in addition to the withdrawal charge.
Ven 1 Withdrawal Charge. The withdrawal charge (may also be referred to as “surrender charge”) assessed under the Ven 1 Contract is 5% of the lesser of (1) the amount surrendered or (2) the total of all Purchase Payments made within the sixty months immediately preceding the date of surrender. The charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete surrender when it is deducted from the amount otherwise payable. After the first Contract Year, no withdrawal charge will be made on that part of the first surrender in any Contract Year which does not exceed 10% of the Contract Value computed as of the date of such surrender. The right to surrender up to 10% of the Contract Value free of any withdrawal charge does not apply to Contracts issued in connection with Section 403(b) Plans. There is no withdrawal charge on distributions made as a result of the death of the Annuitant or Contract Owner. Under no circumstances will the total of all withdrawal charges exceed 5% of total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.
Ven 3 Withdrawal Charge. The withdrawal charge assessed under the Ven 3 Contract is 5%. The free Withdrawal Amount in any Contract Year is the greater of: (1) 10% of the Contract Value at the beginning of the Contract Year, or (2) 10% of the total Purchase Payments made in the current Contract Year and the preceding 4 Contract Years plus the amount of all unliquidated Purchase Payments made 5 or more Contract Years prior to the current Contract Year. Therefore, no withdrawal charge will apply to any Purchase Payment that has been in the Contract for at least 5 years. After all Purchase Payments have been liquidated, any accumulated earnings (i.e., the excess of the Contract Value on the date of the withdrawal over the unliquidated Purchase Payments) may be withdrawn free of charge. Under no circumstances will the total of all withdrawal charges exceed 5% of total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.
Ven 7, Ven 8 and Ven 9 Withdrawal Charge. In no event will the total withdrawal charges exceed 6% of the total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.
Ven 20, 22, 24 and Venture® 2006 Withdrawal Charge. We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount, and in no event will the total withdrawal charges exceed 6% (8% if you elected the Payment Enhancement Rider in New York) of the total Purchase Payments. Upon a full surrender of a Venture® Contract issued on and after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge. Upon full surrender of a John Hancock USA Contract issued before April 1, 2003, and for all John Hancock New York Contracts, we will liquidate the excess of the Contract Value over the free Withdrawal Amount, if lower.
Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
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John Hancock USA Contracts – Withdrawal Charges
(as percentage of Purchase Payments*)
	Ven 20 Ven 22 Venture® 2006	Ven 7 Ven 8	Ven 1 Ven 3
First Year	6%	6%	5%
Second Year	6%	6%	5%
Third Year	5%	5%	5%
Fourth Year	5%	4%	5%
Fifth Year	4%	3%	5%
Sixth Year	3%	2%	0%
Seventh Year	2%	0%	0%
Thereafter	0%	0%	0%
John Hancock New York Contracts – Withdrawal Charges
(as percentage of Purchase Payments*)
	Ven 24 Venture® 2006 (With Payment Enhancement)	Ven 24 Venture® 2006 (Without Payment Enhancement)	Ven 9
First Year	8%	6%	6%
Second Year	8%	6%	6%
Third Year	7%	5%	5%
Fourth Year	7%	5%	4%
Fifth Year	5%	4%	3%
Sixth Year	4%	3%	2%
Seventh Year	3%	2%	0%
Eighth Year	1%	0%	0%
Thereafter	0%	0%	0%
Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home
(John Hancock USA Contracts only; not available in MA and NY)
For Contracts issued on or after May 1, 2002 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all of the following apply:
•	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
•	the confinement began at least one year after the Contract Date;
•	confinement was prescribed by a “Physician”;
•	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and
•	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in Good Order, no later than 90 days after discharge.
An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it is located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which: (a) is licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed “Physicians”; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and has access to medical, diagnostic and major surgical facilities.
A “Physician” is a person other than you, the Annuitants(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.
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“Due Proof of Confinement” is a letter signed by a Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.
The waiver described above is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver is not available in all states and was not available for Contracts issued prior to May 1, 2002. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”). Please consult with your own qualified tax professional before requesting the waiver.
There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.
Annual Contract Fee
We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and the Company in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee’s assessment, the fee will be waived. (There is no provision for waiver under Ven 1, Ven 3, Ven 7, Ven 8 and Ven 9 Contracts.) We deduct this administration fee on the Contract Anniversary during the Accumulation Period. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If you withdraw the entire Contract Value on a day other than the Contract Anniversary, we will deduct the $30 Contract fee from the amount paid. During the Pay-out Period, we deduct the fee on a pro-rata basis from each annuity payment.
Asset-Based Charges
We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.
Administration Fee
We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the administration fee. (We do not separately identify an administration fee for Ven 1 Contracts.)
Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.
To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% of the value of the Variable Investment Options for all Contracts except Ven 1 and Venture® 2006 Contracts, 1.30% for Ven 1 Contracts, and 1.00% for the first 7 Contract Years (8 Contract Years if you elect the Payment Enhancement Rider) and 0.85% thereafter for Venture® 2006 Contracts. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other
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things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.
Reduction or Elimination of Charges and Deductions
(Not available in New York)
We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:
•	We considered the size and type of group to which sales are made. Generally, per Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;
•	We considered the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;
•	We considered the nature of the group or class for which the Contracts were purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;
•	We considered any prior or existing relationship with us. Per-Contract sales expenses were likely to be less when there was a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;
•	We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses; and
•	There may have been other circumstances that resulted in reduced expenses.
If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality and expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed. In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.
We eliminated the withdrawal charge when a Contract was issued to officers, trustees, directors or employees (or a relative thereof) of ours, of any of our affiliates, or of the John Hancock Variable Insurance Trust.
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Premium Taxes
We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.
In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount subject to tax under the applicable state law.
	Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME [2]	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD [2]	0.00%	1.25% [3]
TX [4]	0.04%	0.04%
WV [5]	1.00%	1.00%
WY	0.00%	1.00%
[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”
[5]	For tax years beginning January 1, 2021 or later, the state no longer charges a premium tax on annuity contracts.
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VII.  Federal Tax Matters
Introduction
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult your own qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.
This discussion does not address state or local tax consequences associated with a Contract. Further, this discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distributions paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.
Our Tax Status
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.
The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)
Special Considerations for Optional Benefits
At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.
If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):
•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
•	Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” using the Contract Value. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
•	Any annuity payments that you receive under an Annuity Option will be taxed in the manner described in “Taxation of Annuity Payments” below.
If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):
•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
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•	The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.
You should consult with your own qualified tax professional for information on any optional benefit Rider.
General Information Regarding Nonqualified Contracts
(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)
Tax Deferral During Accumulation Period
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.
However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.
In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.
The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.
Aggregation of Contracts
In certain circumstances, the IRS may determine the portion of a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.
For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances. Please consult with your own qualified tax professional if you own or intend to purchase more than one annuity contract.
The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.
Exchanges of Annuity Contracts
We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.
In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either
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contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.
EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.
Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.
Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons
In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.
Taxation of Annuity Payments
When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.
In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income-tax. A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.
Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”
Section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be
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reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.
Surrenders, Withdrawals, Transfers and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.
When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.
For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.
When an individual Owner transfers ownership of a Contract issued after April 22, 1987 without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner's investment in the Contract is increased by the amount included in the transferor's gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person, are not married to each other and ownership of the Contract transfers to the Annuitant upon annuitization. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.
Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.
Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.
After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:
•	if received in a single sum, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
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•	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.
Penalty Tax on Premature Distributions
There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	attributable to the Contract Owner becoming disabled (as defined in the tax law);
•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or
•	made with respect to certain annuities issued in connection with structured settlement agreements.
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.
In certain circumstances, the Owner of a variable annuity contract may be considered the Owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable Contract Owner will be considered the owner of separate account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that Contract Owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives and policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
Medicare Tax on Unearned Income
A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Code or as may be
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defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).
Please consult your own qualified tax professional for further information about the impact of the additional Medicare Tax on your individual circumstances.
Puerto Rico Nonqualified Contracts
Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.
Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.
General Information Regarding Qualified Contracts
(Contracts Purchased to Fund an IRA or Other Qualified Plan)
Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans.
When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.
Please consult your own qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.
Additional Purchase Payments to Qualified Contracts
You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):
•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
•	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
•	by making annual contributions to the extent permitted under the Code.
*	We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional
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Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.
Distribution Requirements
The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.
Traditional IRAs
Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.
The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.
Under our administrative rules beginning February 2009, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as an inherited IRA or an inherited Roth IRA.
Contributions to a Traditional IRA
Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.
Distributions from a Traditional IRA
In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59½, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.
You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12- month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.
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A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.
Required Minimum Distributions from a Traditional IRA
Note: Under the federal CARES Act, the obligation to take any required minimum distribution during 2020 was waived.
Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70½, for those Contract Owners born before July 1, 1949. For Contract Owners born after June 30, 1949, distributions of minimum amounts must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 72. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.
Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.
If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.
Penalty Tax on Premature Distributions from a Traditional IRA
A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and designated beneficiary.*
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult with your own qualified tax professional.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2020. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
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If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.
Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.
Contributions to a Roth IRA
Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments;” and (iii) if applicable, certain hardship withdrawals.
Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.
Distributions from a Roth IRA
Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70½ or 72. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. (Note: Under the federal CARES Act, the obligation to take any required minimum distribution during 2020 was waived.) Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.
If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our administrative rules beginning February 2009, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.
Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Contract Owner was made. Second, the distribution must be:
•	made after the Owner turns age 59½;
•	made after the Owner’s death;
•	attributable to the Owner being disabled; or
•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.
A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12- month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.
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Penalty Tax on Premature Distributions from a Roth IRA
Taxable distributions before age 59½ may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.
The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.
Conversion or Rollover to a Roth IRA
You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.
You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more information about the impact of withdrawals.
If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.
Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.
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Other Qualified Plans
You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:
Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.
In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.
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Collecting and Using Information
Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.
Contributions to Other Qualified Plans
You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.
We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.
Distributions from Other Qualified Plans
If permitted under your plan, you may take a withdrawal in the form of a distribution:
•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
•	from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.
*	Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.
In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary. A Spouse Beneficiary may also make a direct rollover to an inherited IRA.
You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.
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In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.
Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with your own qualified tax professional for further information.
Required Minimum Distributions from Other Qualified Plans
Note: Under the federal CARES Act, the obligation to take any required minimum distribution was waived for 2020.
Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of two dates as described below.
For a Qualified Plan participant born before July 1, 1949, required minimum distributions must generally begin by the later of:
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70½; or
•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
For a Qualified Plan participant born after June 30, 1949, required minimum distributions must generally begin by the later of:
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 72, or
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
Penalty Tax on Premature Distributions from Other Qualified Plans
A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Contract Owner and “designated beneficiary” (as defined in the tax law).*
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2020. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Contract Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult with your own qualified tax professional.
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Withholding on Eligible Rollover Distributions
Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except: (i) minimum distributions required under section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments;” and (iii) if applicable, certain hardship withdrawals.
Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.
If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract.
We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract to another Qualified Plan and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.
Designated Roth Accounts within Other Qualified Plans
The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.
Rollover to a Roth IRA
Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.
You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.
A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.
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If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.
Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
Section 403(b) Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless: (a) we receive the Additional Purchase Payment directly from the 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us; (b) we have entered into an agreement with your 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).
We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your 403(b) Plan.
Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.
We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a 403(b) Plan to a previously issued Contract used in a 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.
In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.
Please see the SAI for information regarding withdrawals under 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Loans under section 403(b) of the Code
You may be eligible for a loan of some or all of your Contract Value if:
•	We issued your Contract prior to November 12, 2007;
•	Your Contract does not contain a GMWB Rider;
•	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code;
•	The retirement plan is not subject to Title 1 of ERISA; and
•	Your retirement plan permits you to request the loan.
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Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.
Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, please consult your own tax professional before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.
Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse income tax consequences to you.
We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.
If you have a loan outstanding under a Contract intended for use with a Section 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.
Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.
See Your Own Tax Professional
The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult with your own qualified tax professional.
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VIII.  General Matters
Asset Allocation Services
We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” or Appendix D: “Optional Guaranteed Minimum Income Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.)
Distribution of Contracts
John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.
JH Distributors’ principal address is 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors may also have offered the Contracts directly to potential purchasers.
JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.
The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.
Standard Compensation
The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).
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Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determined which firms to support and the extent of the payments that we made and may continue to make. Under these arrangements, the form of payment may have been any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.
In consideration of these arrangements, a firm may have given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.
These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements in the SAI, which is available upon request. Any such compensation, which may have been significant at times, does not result in any additional direct charge to you by us.
Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may have included, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may have received gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.
Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. As a result, registered representatives may have been motivated to recommend one of our contracts over another issuer’s contract.
For sales representatives of certain affiliates, the amount of additional compensation paid was based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervised these sales representatives may also have been entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers was primarily based on sales of proprietary products, these sales representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.
Contracts Sold Directly Without Payment of Any Sales Compensation
(John Hancock USA Contracts only; not available in NY)
The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. The following classes of individuals are eligible for this waiver:
•	officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Variable Insurance Trust or any of their affiliates; and
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•	employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts; and (2) have approved the payment of the credit to their employees and registered representatives.
Transaction Confirmations
We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
Reinsurance Arrangements
From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.
Statements of Additional Information
Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders, and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.
John Hancock Life Insurance Company (U.S.A.) Separate Account H
Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
        Independent Registered Public Accounting Firm
        Servicing Agent
        Principal Underwriter
        Special Compensation and Reimbursement Arrangements
Additional Information on Section 403(b) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements
John Hancock Life Insurance Company of New York Separate Account A
Statement of Additional Information

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General Information and History
Accumulation Unit Value Tables
Services
        Independent Registered Public Accounting Firm
        Servicing Agent
        Principal Underwriter
        Special Compensation and Reimbursement Arrangements
Additional Information on Section 403(b) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations Legal and Regulatory Matters
Appendix A: Audited Financial Statements
Financial Statements
The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2020 and 2019, and its Separate Account financial statements for the year ended December 31, 2020 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2020, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.
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Appendix A: Examples of Calculation of Withdrawal Charge
(for Ven 20, 22, 24 and Venture® 2006 Contracts)
The following examples do not illustrate withdrawal charges applicable to Ven 7, Ven 8, Ven 9, Ven 3 or Ven 1 Contracts. The length and duration of these withdrawal charges for these versions of the Contract differs as shown in the Fee Tables.
Example 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, there are no withdrawals, and the Payment Enhancement is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values. During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior withdrawals in that Contract Year.
Contract Year	Hypothetical Contract Value	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
2	$55,000	$ 5,000[1]	$ 50,000	6%	$3,000
4	$50,500	$ 5,000[2]	$ 45,500	5%	$2,275
6	$60,000	$10,000 [3]	$ 50,000	3%	$1,500
7	$35,000	$ 5,000[4]	$45,000 [4]	2%	$ 900
8	$70,000	$20,000 [5]	$ 50,000	0%	$ 0
[1]	In the second Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).
[2]	In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).
[3]	In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free Withdrawal Amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (Contract Value less free Withdrawal Amount).
[4]	In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 – $50,000), so the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for any John Hancock New York Contract, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 – $5,000).
[5]	There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 7 years.
Example 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, the Payment Enhancement is not elected, and there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.
The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.
Hypothetical Contract Value	Withdrawal Requested	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
$65,000	$2,000	$15,000 [1]	$ 0	5%	$ 0
$49,000	$5,000	$ 3,000[2]	$2,000	5%	$100
$52,000	$7,000	$ 4,000[3]	$3,000	5%	$150
$44,000	$8,000	$ 0[4]	$8,000	5%	$400
[1]	For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000 – 0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.
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[2]	The Contract has negative accumulate earnings ($49,000 – $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.
[3]	The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 – $2,000 – $5,000 <0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.
[4]	The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 – $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.
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Appendix B: Optional Enhanced Death Benefits
This Appendix provides a general description of the optional enhanced death benefits that may have been available at the time you purchased a Venture® Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.
You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.
The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.
•	Guaranteed Earning Multiplier Death Benefit (Not offered in New York or Washington)
•	Triple Protection Death Benefit (Not offered in New York or Washington)
•	Enhanced Death Benefit (Ven 7 and Ven 8 Contracts only)
•	Annual Step-Up Death Benefit (Venture® 2006 Contracts only)
Guaranteed Earnings Multiplier
(Not offered in New York or Washington)
Depending on availability, you may have elected the optional Guaranteed Earnings Multiplier benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Guaranteed Earnings Multiplier. Election of the Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.
Subject to the maximum amount described below, the Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.
The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of certain Qualified Contracts.
If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals.
The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:
(i)  is equal to the Guaranteed Earnings Multiplier benefit prior to the withdrawal; and
(ii)  is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
If the Beneficiary under the Contract is the deceased Owner’s Spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and Guaranteed Earnings Multiplier will continue with the surviving Spouse as the new Contract Owner. In this case, upon the death of the surviving Spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.
For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving Spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner’s death and the death benefit payable upon the first Contract Owner’s death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with withdrawals prior to the date of the first Contract Owner’s death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

Termination of the Guaranteed Earnings Multiplier
Guaranteed Earnings Multiplier will terminate upon the earliest to occur of: (a) the date the Contract terminates; (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including Guaranteed Earnings Multiplier) as the new Owner.
Guaranteed Earnings Multiplier Fee
A daily charge at an annual effective rate of 0.20% of the value of each Variable Investment Option is deducted from each Subaccount for the Guaranteed Earnings Multiplier.
The election of Guaranteed Earnings Multiplier on a Contract may not always be in your interest since an additional fee is imposed for this benefit.
Triple Protection Death Benefit
(Not offered in New York or Washington)
Depending on availability, you may have elected the Triple Protection Death Benefit, which provides a death benefit upon the death of any Owner prior to the Maturity Date. Under Triple Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December 2003 and December 2004.
Once the Triple Protection Death Benefit is elected, it is irrevocable. If the Triple Protection Death Benefit is elected, the death benefit paid under the Triple Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit) is imposed for the Triple Protection Death Benefit (see “Triple Protection Death Benefit Fee” below). Once the Triple Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.
The death benefit paid under the Triple Protection Death Benefit is determined as of the date on which written notice and proof of death and all required forms are received in good order at our Annuities Service Center. The amount of the Triple Protection Death Benefit is equal to the “‘Enhanced Earnings Death Benefit’ Factor”* plus the greatest of:
•	the Contract Value;
•	the Return of Purchase Payments Death Benefit Factor*;
•	the Annual Step-Up Death Benefit Factor*; or
•	the Graded Death Benefit Factor*. (*defined below)
We may offer other optional Riders whose benefits and the names of such benefits are similar to the Triple Protection Death Benefit Factor. These other optional Riders are separate and distinct from the Triple Protection Death Benefit Factor; they contain separate optional Rider charges and their benefits and limitations may be different.
If there is any Debt under the Contract, the Triple Protection Death Benefit equals the amount described above less the Debt amount.
If the Beneficiary is the deceased Owner’s Spouse, and the Triple Protection Death Benefit is not taken in one sum immediately, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving Spouse as the new Owner. Upon the death of the surviving Spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.
For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving Spouse:
•	The Triple Protection Death Benefit paid upon the first Owner’s death (“first Triple Protection Death Benefit”) is not treated as a Purchase Payment to the Contract;
•	In determining the “Enhanced Earnings Death Benefit” Factor (see “‘Enhanced Earnings Death Benefit’ Factor” below), on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Triple Protection Death

Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the “Enhanced Earnings Death Benefit” Factor;
•	In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.
Return of Purchase Payments Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals (see “Withdrawal Reductions” below).
“Enhanced Earnings Death Benefit” Factor. For purposes of the Triple Protection Death Benefit, the “Enhanced Earnings Death Benefit” Factor is equal to 50% multiplied by Earnings, as defined under the “Enhanced Earnings Death Benefit” Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the “Enhanced Earnings Death Benefit” Factor calculation, Earnings are equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals (see “Example” and “Withdrawal Reductions” below).
The Maximum “Enhanced Earnings Death Benefit” Factor is equal to 100% of the Earnings Basis.
Example. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:
•	The “Earnings Basis” is equal to 150% of $100,000, or $150,000.
•	“Earnings” are equal to $175,000 minus $150,000, or $25,000.
•	The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000, or $12,500.
Note that for purposes of the Triple Protection Death Benefit, “Earnings” will always be less than the excess of Contract Value over Purchase Payments. In this example, “Earnings” are less than $75,000 (or $175,000 minus $100,000).
Annual Step-Up Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner’s turning age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary (see “Withdrawal Reductions” below).
Graded Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:
1.  is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:
Number of Complete Years Payment has been in Contract	Payment Multiplier*
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%
*If a Purchase Payment is received on or after the oldest Owner’s 71st birthday, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

2.  is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.
The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.
Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.
The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.
Investment Options
We reserve the right to restrict Investment Options at any time. We will notify the Owner in writing at least 30 days prior to restricting an Investment Option. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to the terms of the Contract.
At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.
Termination of Triple Protection Death Benefit Rider
The Owner may not terminate the Triple Protection Death Benefit Rider. However, the Triple Protection Death Benefit will terminate automatically upon the earliest of:
•	the date the Contract terminates;
•	the Maturity Date; or
•	the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and the Triple Protection Death Benefit Rider are continued by the surviving Spouse after the death of the original Owner.
Triple Protection Death Benefit Fee
Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.
If there is a total withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the total withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.
Enhanced Death Benefit
An Enhanced Death Benefit was available for certain Ven 7 and Ven 8 Contracts. If you purchased this optional benefit Rider, we “step up” the minimum death benefit each Contract Year instead of over the six Contract Year period described in the “Death Benefit During Accumulation Period” section of the Prospectus. In addition, if the Annuitant dies after the first of the month following his or her 85th birthday, the death benefit during the Accumulation Period is the greater of:
•	the Contract Value; or
•	the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.
If you purchased this optional benefit, you paid the greater of: (i) at least 10% of all Purchase Payments made to the Contract through the date the Enhanced Benefit first became available in the state where your Contract was issued; or (ii) $10,000.
This Enhanced Death Benefit became available for Ven 7 and Ven 8 Contracts issued:
After:	In the states of:
August 15, 1994	Florida, Maryland and Washington
October 3, 1994	Idaho, New Jersey and Oregon
January 3, 1995	California
This Enhanced Death Benefit was also available for Contracts issued prior to August 15, 1994. Contracts with a Contract Date prior to the date the Enhanced Death Benefit first became available in the state of issue may also have been exchanged for a new Contract which provides for an alternative enhanced death benefit.
Annual Step-Up Death Benefit
You may have elected the optional Annual Step-Up Death Benefit:
•	for an additional charge of 0.20% of the value of the Variable Investment Options;
•	as long as you met our issue age requirements (see below); and
•	for Contracts issued in February 2009 and later, if the Contract was not intended to be used with an IRA you inherited from someone else (sometimes referred to as a “Beneficiary IRA”), unless you are the Spouse of the decedent and own the IRA in your own name.
For Contracts issued after June 2010 (dates may vary by state), the Annual Step-Up Death Benefit was only available if you (and every joint Owner) were under age 75 when we issued the Contract.
For all Contracts issued prior to June 2010 (dates may vary by state), the Annual Step-Up Death Benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract.
The Annual Step-Up Death Benefit was only available at Contract issue and cannot be revoked once elected.
Rider Benefit
The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:
•	the death benefit described under “Death Benefit During Accumulation Period”; or
•	the Annual Step-Up Death Benefit.
For Contracts issued after June 2010 (dates may vary by state), the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 75 years old.
For all Contracts issued prior to June 2010 (dates may vary by state), the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 81 years old.
Anniversary Value. For purposes of the Rider, the greatest Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:
(a)  is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and
(b)  is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.

Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the Annual Step-Up Death Benefit Rider. Our restrictions on Additional Purchase Payments, however, may prevent you from increasing the death benefit under your Contract based on Additional Purchase Payments, and may also prevent you from increasing the amounts we guarantee under an Annual Step-Up Death Benefit Rider.
Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determination of the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.
Termination of the Optional Annual Step-Up Death Benefit
The Annual Step-Up Death Benefit will terminate upon the earliest to occur of:
(a)  the date the Contract terminates;
(b)  the Maturity Date;
(c)  the date on which the Annual Step-Up Death Benefit is paid; and
(d)   (for Contracts issued on or after June 18, 2010 (dates may vary by state)) the date the Owner is changed or the Contract is assigned, unless:
(i)  the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or
(ii)  the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or
(iii)  the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or
(iv)  the Ownership is transferred to the Owner’s Spouse following the death of the Owner; or
(v)  the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or
(vi)  the assignment is for purposes of a tax qualified exchange.
Annual Step-Up Death Benefit Fee
A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.
Qualified Plans
If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax professional. Federal tax law may limit the period over which the death benefit can be paid when the Beneficiary is not your surviving spouse.
The Annual Step-Up Death Benefit may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

Appendix C: Optional Guaranteed Minimum Withdrawal Benefits
This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:
Income Plus For Life® Series Riders:
•	Income Plus For Life® 1.11 Series:
•	Income Plus For Life® 1.11
•	Income Plus For Life – Joint Life® 1.11
•	Income Plus For Life® 5.09 Series:
•	Income Plus For Life® 5.09
•	Income Plus For Life – Joint Life® 5.09
•	Income Plus For Life® 12.08 Series:
•	Income Plus For Life® 12.08
•	Income Plus For Life – Joint Life® 12.08
•	Income Plus For Life® (Quarterly Step-Up Review) Series
•	Income Plus For Life® (Quarterly Step-Up Review)
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review)
•	Income Plus For Life® (Annual Step-Up Review) Series*
•	Income Plus For Life® (Annual Step-Up Review)
•	Income Plus For Life – Joint Life® (Annual Step-Up Review)
*	The Income Plus For Life® (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life®” and “Income Plus For Life – Joint Life®.”
Principal Plus for Life Series Riders
•	Principal Plus for Life
•	Principal Plus for Life Plus Automatic Annual Step-Up
•	Principal Plus for Life Plus Spousal Protection
Principal Plus Rider
Principal Returns Rider
These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.
We describe a different type of optional benefit Rider, known as a “Guaranteed Minimum Income Benefit Rider,” in Appendix D.
General Information about Guaranteed Minimum Withdrawal Benefit Riders
This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.

Forms of Guaranteed Amounts
Our GMWB Riders provide two different types of benefits:
Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.
Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.
The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.
Covered Person(s)
Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or on joint lives.
Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.
EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.
The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.
Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under state law (a “Spouse”) to be treated as a Covered Person under the Contract.
For Riders issued with Nonqualified Contracts:
•	both Spouses must be named as co-Owners of the Contract; or
•	if only one Spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other Spouse must be designated as the Beneficiary of the Contract.
For Riders issued with Qualified Contracts:
•	one Spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
•	the Owner’s Spouse must be the designated Beneficiary.
A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.
Availability of Guaranteed Minimum Withdrawal Benefit Riders
You could have elected a GMWB Rider at the time you purchased a Contract. Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.
Changes to the Owner, Annuitant or Beneficiary designations after the Rider is issued may reduce, limit, or terminate benefits available under the Rider.

Rider Fees
We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:
•	on the date we determine the death benefit;
•	after the Annuity Commencement Date at the time an Annuity Option begins; or
•	at full surrender of the Contract; or
•	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.
We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.
Fee for Income Plus For Life® 1.11 Series Riders. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 1.11 or Income Plus For Life – Joint Life® 1.11 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
Fee for Income Plus For Life® 5.09 Series Riders. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 5.09 or Income Plus For Life – Joint Life® 5.09 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
Fee for Income Plus For Life® 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 12.08 or Income Plus For Life – Joint Life® 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® (Quarterly Step-Up Review) or Income Plus For Life – Joint Life® (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life® (Annual Step-Up Review) or Income Plus For Life – Joint Life® (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.
Fee for Principal Plus for Life Plus Spousal Protection. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any the amount of Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.
Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.
Fee for Principal Returns. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.
If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.
Restrictions on Additional Purchase Payments
If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.
Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:
•	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary; or
•	(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.
Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:
•	(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);
•	(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but

•	(all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.
For Contracts issued with Principal Plus, we reserve the right to apply the Nonqualified Contract Additional Purchase Payment Restrictions to Qualified Contracts.
Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:
•	You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).
•	Other limitations on Additional Purchase Payments may vary by state.
You should consult with a qualified tax professional regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.
Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and GMWB Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:
•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
•	no automatic withdrawal program from your Contract is in effect, and
•	your Rider is not in the Settlement Phase.
Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:
•	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or
•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or
•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or
•	(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.
For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.
Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.
Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with GMWB Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial representative or our Annuities Service Center.
Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments.
Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.
If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
(a)  among the currently available individual Investment Options (see “Available Individual Investment Options” below); or

(b)  in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).
Subject to our restrictions on frequent trading:
•	if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
•	if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.
You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract – Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.
You should consult with your financial representative to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.
Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:
•	Lifestyle Balanced Portfolio
•	Lifestyle Conservative Portfolio
•	Lifestyle Growth Portfolio
•	Lifestyle Moderate Portfolio
•	Managed Volatility Balanced Portfolio
•	Managed Volatility Conservative Portfolio
•	Managed Volatility Growth Portfolio
•	Managed Volatility Moderate Portfolio
•	Total Bond Market Trust
•	Ultra Short Term Bond Trust
You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option, in connection with your selected Investment Options.
Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):
•	American Asset Allocation Trust
•	Capital Appreciation Value Trust
•	Money Market Trust
If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option, except to the Money Market Investment Option. No additional amounts may be allocated to the Money Market Investment Option. Also, you will not be able to transfer amounts from another Investment Option to any of the Restricted Options. And you will no longer be able to use the Restricted Option if at any point you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.
We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. You should read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.
Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.
If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.
None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.
Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.
Restricted Model Allocations:
Model Allocation Name	Model Allocation Percentage	Portfolio Name
Global Balanced PS (only available to Global Balanced investors; not available after June 30, 2014)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Lifestyle Balanced Portfolio Opportunistic Fixed Income Trust
American Global Diversification (not available after April 30, 2009)	65% 20% 10% 5%	American Global Growth Trust Select Bond Trust High Yield Trust Emerging Markets Value Trust
Fundamental Holdings of America (not available after April 30, 2009)	35% 25% 25% 15%	Select Bond Trust American Growth-Income Trust American Growth Trust American International Trust
Global Balanced (not available after April 30, 2007)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Managed Volatility Balanced Portfolio Opportunistic Fixed Income Trust
Blue Chip Balanced (not available after April 30, 2007)	40% 30% 30%	Investment Quality Bond Trust American Growth Trust American Growth-Income Trust
Value Strategy (not available after February 10, 2006)	30% 30% 20% 20%	Fundamental Large Cap Value Trust Equity Income Trust Active Bond Trust Strategic Income Opportunities Trust

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Growth Blend (not available after February 10, 2006)	40% 20% 20% 20%	Blue Chip Growth Trust American Growth-Income Trust Active Bond Trust Strategic Income Opportunities Trust
Core Holdings of America (not available after August 1, 2005)	35% 25% 25% 15%	Active Bond Trust American Growth Trust American Growth-Income Trust American International Trust
Core Solution (not available after April 30, 2005)	34% 33% 33%	Strategic Income Opportunities Trust Blue Chip Growth Trust Equity Income Trust
Value Blend (not available after April 30, 2005)	40% 20% 20% 20%	Equity Income Trust American Growth Trust Active Bond Trust Strategic Income Opportunities Trust
Global (not available after April 30, 2005)	30% 30% 20% 20%	Disciplined Value International Trust Opportunistic Fixed Income Trust American Growth-Income Trust Blue Chip Growth Trust

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.
Increases in Guaranteed Amounts
We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments that we accept (see “Restrictions on Additional Purchase Payments,” above), Credits and Step-Ups.
Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders. Our restrictions on Additional Purchase Payments, however, may prevent you from increasing the amounts we guarantee under a GMWB Rider.
Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.
Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.
We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.
Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders
Overview. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.
Our Income Plus For Life® Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.
If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.
Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.
Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a GMWB Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount.
Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:
•	you select option A, B or C above; and
•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.
Income Made Easy withdrawals, like other withdrawals:
•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59½, a 10% penalty tax under the Code;
•	reduce the death benefit and other optional benefits;
•	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
•	may reduce your ability to obtain Step-Ups.
If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program.
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with a GMWB Rider, you may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:
•	Pre-59½ Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or
•	Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters – Required Minimum Distributions.”
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution Program may reduce future guaranteed minimum withdrawal values.
If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect that withdrawals made after the Lifetime Income Date have on the Rider’s guarantees.
The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.
If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).
Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.
We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59½ Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax professional.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.
During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
Additional Annuity Options
In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”
Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments
If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).
When you take withdrawals:
•	you have the flexibility to start and stop withdrawals;
•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
•	you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and
•	you reduce the Contract Value available for annuitization.
When you annuitize:
•	you receive annuity payments that are fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
•	you no longer have access to the Contract Value; and
•	your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.
Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59½. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.
Features of Income Plus For Life 1.11 Series Riders and Income Plus For Life 5.09 Series Riders
Covered Person(s)
The Income Plus For Life® 1.11 Series Riders and Income Plus For Life® 5.09 Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® 1.11 and 5.09) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® 1.11 and 5.09).
IPFL 1.11 and 5.09 Series Rider Benefits
Lifetime Income Amount. Either Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® 1.11 or 5.09) the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
•	(for Income Plus For Life – Joint Life® 1.11 or 5.09) either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.
The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider on the Lifetime Income Date; by
•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE (Income Plus For Life® 1.11 or 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (Income Plus For Life – Joint Life® 1.11 or 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).
We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.
We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.
Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased a Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for Income Plus For Life – Joint Life® 1.11 or 5.09) would turn age 59½ or older during the first Contract Year.
Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life – Joint Life® 1.11 or 5.09) turns age 59½. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time for an Income Plus For Life® 1.11 or 5.09 Series Rider is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase either Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.
We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” below for more information.
Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
Benefit Rate by Age
Covered Person’s age on the Contract Anniversary prior to the first withdrawal after the Lifetime Income Date	Income Plus For Life® 1.11 or 5.09	Income Plus For Life – Joint Life® 1.11 or 5.09
59½ – 64	4.00%	3.75%

Benefit Rate by Age
Covered Person’s age on the Contract Anniversary prior to the first withdrawal after the Lifetime Income Date	Income Plus For Life® 1.11 or 5.09	Income Plus For Life – Joint Life® 1.11 or 5.09
65 and over	5.00%	4.75%
Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® 1.11 or 5.09 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® 1.11 or 5.09 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 1.11 or 5.09) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.
EXAMPLE: Assume that you purchased a Contract with either the Income Plus For Life® 1.11 or 5.09 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary because that is the Contract Anniversary before you turn age 59½. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.
With the higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under Income Plus For Life – Joint Life® 1.11 or 5.09) on the first withdrawal after the Lifetime Income Date.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 1.11 or 5.09 Series Rider.
Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), up to a maximum Benefit Base of $5 million.
On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base is the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date; or
•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base;
•	the date of a reduction in the Benefit Base; or
•	the effective date of a Step-Up.
EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).
Credits. We offered the Income Plus For Life® 1.11 or 5.09 Series Riders with the following Credit features:
•	Annual Credit Rate – 5%
•	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while your Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
Annual Credits. (We may refer to the Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit

Period if you did not take any withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.
If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.
EXAMPLE (Income Plus For Life® 1.11 and 5.09): Assume that you purchase a Contract with an Income Plus For Life® 1.11 or 5.09 Rider and you, the Covered Person, will turn age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, you make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on your age the applicable Annual Credit Rate for those years is 5%. If you take no withdrawals during the first and second Contract Year:
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).
Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,988 (5% × $99,750).
EXAMPLE (Income Plus For Life – Joint Life® 1.11 and 5.09): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 1.11 or 5.09 Rider when the younger Covered Person was age 65, you take no withdrawals during the first and second Contract Years and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, you make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,988 (4.75% × $105,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,225 (4.75% × $110,000).
Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,738 (4.75% × $99,750).
Step-Ups. The Income Plus For Life® 1.11 and 5.09 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.
We also reserve the right to increase the rate of the fee for the Income Plus For Life® 5.09 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.
If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
EXAMPLE. Assume that you purchase a Contract with an Income Plus For Life® 1.11 or 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, you make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).
Step-Ups may occur only while either the Income Plus For Life® 1.11 or 5.09 Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® 1.11 and 5.09 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of each Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issued the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.
EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we reduce your Guaranteed Minimum Death Benefit on a pro rata basis. That means we reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 – 10% × $100,000).
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date; or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
An Excess Withdrawal is:
•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or

•	a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” below).
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 1.11 or 5.09 Series Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.
In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.
Note: Withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).
Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.
Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
EXAMPLE (Income Plus For Life® 5.09): Assume that you purchase a Contract with an Income Plus For Life® 1.11 or 5.09 Rider. Also assume that when you are age 67, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/ $100,000) and since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).
EXAMPLE (Income Plus For Life – Joint Life® 1.11 or 5.09): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 1.11 or 5.09 Rider. Also assume that when the younger Covered Person is age 67, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Contract Value by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).
We do not reduce the Benefit Base and/or the Lifetime Income Amount:
•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or
•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.
The Income Plus For Life® 1.11 or 5.09 Series Rider enters the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the

Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See “Settlement Phase” below. The Rider’s benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.
If you take Excess Withdrawals from your Contract, you risk lowering the Lifetime Income Amount guaranteed for future withdrawals, or reducing the availability or amount of future Step-Ups.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 1.11 or 5.09 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with these Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® 1.11 or 5.09 Series Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
The Settlement Phase under an Income Plus For Life® 1.11 or 5.09 Series Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year; and
•	there were no Excess Withdrawals during that Contract Year; and
•	the Benefit Base is still greater than zero at the time.
There is no Settlement Phase under an Income Plus For Life® 1.11 or 5.09 Series Rider if:
•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
•	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.
You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value then declines to zero in that same Contract Year.
The settlement amount we pay to you under the Rider varies:
•	If the Settlement Phase begins after the Lifetime Income Date, at the start of the Settlement Phase we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.
•	If the Settlement Phase begins before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

•	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
Impact of Death Benefits
Our Income Plus For Life® 1.11 or 5.09 Series Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum. In cases where the Rider continues, we determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Income Plus For Life® 1.11 and 5.09. If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® 1.11 and 5.09:
1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal depletes the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of any increase in the Benefit Base (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the Rider fee.
2.	The Covered Person	-	ends without any further benefit.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 1.11 or 5.09 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.
The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”).
Income Plus For Life – Joint Life® 1.11 and 5.09. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 1.11 or 5.09 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) a Qualified Plan is the non-Spousal Beneficiary and the surviving Covered Person is a Spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Rider fee (see “Rider Fees” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 1.11 or 5.09 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 1.11 or 5.09 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Termination of Rider
You may not terminate an Income Plus For Life® 1.11 or 5.09 Series Rider once it is in effect. However, an Income Plus For Life® 1.11 or 5.09 Series Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	(for Income Plus For Life® 1.11 and 5.09) the death or removal of the Covered Person;
•	(for Income Plus For Life – Joint Life® 1.11 and 5.09) the death or removal of the last Covered Person remaining under the Rider;
•	the date a new GMWB Rider becomes effective under any exchange program that we may make available; or
•	termination of the Contract.
Features of Income Plus For Life® 12.08 Series Riders
Form of Guaranteed Amounts
The Income Plus For Life® 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life® 12.08) or on the lifetime durations of two Covered Persons (Income Plus For Life –Joint Life® 12.08).

IPFL 12.08 Series Rider Benefits
Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® 12.08) the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
•	(for Income Plus For Life – Joint Life® 12.08) either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.
The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5% for Income Plus For Life® 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life® 12.08); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE (Income Plus For Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).
The maximum Lifetime Income Amount for an Income Plus For Life® 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life Joint – Life® 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® 12.08 Rider because we provide our guarantee over the lifetimes of two Covered Persons under that Rider.
We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:
•	(for Income Plus For Life® 12.08) you were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58½ (age 61 in NY).
•	(for Income Plus For Life – Joint Life® 12.08) both you and your Spouse were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58½ (age 61 in NY). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base
We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we determined the initial Benefit Base based on your Contract Value after the first Contract Year.
We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
•	Income Plus For Life® 12.08 – 5%
•	Income Plus For Life – Joint Life® 12.08 – 4.75% (4.50% in New York).
Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.
EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life® 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59½. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 12.08 Series Rider (see “Restrictions on Additional Purchase Payments,” above).
Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date or
•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base,
•	the date of a reduction in the Benefit Base, or
•	the effective date of a Step-Up.
EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, because the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® 12.08 Series Riders provide the following Credit features:
•	Annual Credit Rate
•	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	For Contracts issued in New York with Income Plus For Life® 12.08, the Credit will be equal to:
•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit Rate on the following Contract Anniversary will be 7%.
•	For Contracts issued in New York with Income Plus For Life – Joint Life® 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the date that the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	Credit Period (for Annual Credits) for Income Plus For Life® 12.08 and Income Plus For Life – Joint Life® 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.
•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 12.08 Rider.
Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:
•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).
Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).
Ten Year Credit (not available with NY Income Plus For Life® 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life® 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)
If you take a withdrawal prior to the Target Date, we reduce the Target Amount on a pro rata basis, and we do not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only have purchased an Income Plus For Life® 12.08 Rider based on the value of its other features.
At the end of the Ten Year Credit Period, we calculate and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:
•	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the Target Amount.
The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.
“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® 12.08 Rider until the applicable Target Date. We increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.
The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period. We do not apply any Annual Credit or Ten Year Credit to the extent it increases the Benefit Base to an amount in excess of $5 million.
Step-Ups. The Income Plus For Life® 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life® 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.
Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we thereafter resume automatic Step-Ups.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).
Step-Ups may occur only while the Income Plus For Life® 12.08 Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
For the Income Plus For Life® 12.08 Series Riders, an Excess Withdrawal is:
•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.
After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58½, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.
In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.
Note: withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).
Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.
Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
EXAMPLE (Income Plus For Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal we reduce your Benefit Base by the same percentage ($110,000 × .10 =

$11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).
EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).
EXAMPLE (Income Plus For Life – Joint Life® 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).
We do not reduce the Benefit Base and/or the Lifetime Income Amount:
•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or
•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.
The Income Plus For Life® 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® 12.08 benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year; and

•	there were no Excess Withdrawals during that Contract Year; and
•	the Benefit Base is still greater than zero at the time.
There is no Settlement Phase under an Income Plus For Life® 12.08 Series Rider if:
•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
•	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.
The settlement amount we pay to you under the Rider varies:
•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
Impact of Death Benefits
Income Plus For Life® 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® 12.08:
1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider Fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal depletes the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® 12.08 fee at that time.
2.	The Covered Person	-	ends without any further benefit.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Income Plus For Life – Joint Life® 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Termination of Rider
You may not terminate an Income Plus For Life® 12.08 Series Rider once it is in effect. However, an Income Plus For Life® 12.08 Series Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	(for Income Plus For Life® 12.08) the death or removal of the Covered Person;

•	(for Income Plus For Life – Joint Life® 12.08) the death or removal of the last Covered Person remaining under the Rider;
•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.
Features of Income Plus For Life® (Quarterly Step-Up Review) Series Riders
Income Plus For Life® (Quarterly Step-Up Review) Series Definitions
The following definitions apply only to the Income Plus For Life® (Quarterly Step-Up Review) Series Riders.
Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:
•	the Covered Person turns age 59 under an Income Plus For Life® (Quarterly Step-Up Review) Rider; or
•	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider.
Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.
Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.
Form of Guaranteed Amounts
The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Quarterly Step-Up Review)) or on the lifetime durations of two Covered Persons (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)).
IPFL (Quarterly Step-Up Review) Benefits
Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® (Quarterly Step-Up Review)): the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.
The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5% for Income Plus For Life® (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life® (Quarterly Step-Up Review)); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
The maximum Lifetime Income Amount for an Income Plus For Life® (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetimes of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).
We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:
•	(for Income Plus For Life® (Quarterly Step-Up Review)) you were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58½ (age 61 in New York).
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) both you and your Spouse were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58½ (age 61 in New York). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.
We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
•	Income Plus For Life® (Quarterly Step-Up Review) – 5%
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) – 4.75% (4.50% in New York).
Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Quarterly Step-Up Review) Rider.

Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider (see “Restrictions on Additional Purchase Payments,” above).
Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $5 million.
On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date; or
•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base;
•	the date of a reduction in the Benefit Base; or
•	the effective date of a Step-Up.
EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).
Credits. The Income Plus For Life® (Quarterly Step-Up Review) Rider provides the following Credit features:
•	Annual Credit Rate –
•	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	For Contracts issued in New York with Income Plus For Life® (Quarterly Step-Up Review), the Credit will be equal to:
•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Annual Credit Rate on the following Contract Anniversary will be 7%.
•	For Contracts issued in New York with Income Plus For Life – Joint Life® (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	Credit Period (for Annual Credits) for Income Plus For Life® (Quarterly Step-Up Review) and Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.
•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider.
Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits, provided you take no withdrawals during the previous Contract Year.
Each time you qualify, we increase the Benefit Base by an Annual Credit equal to:
•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We do not decrease the Annual Credit as a result of a Step-Up and do not increase the Annual Credit as a result of a reduction in the Benefit Base.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you take a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.
We do not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the “Target Amount”(see below).
The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.
The Target Amount is the greater of:
•	200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
•	the highest Target Value.
In no event, however, will we set a Target Amount in excess of $5 million.
Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.
We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.
We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.
EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:
•	(200% × $100,000) + (100% × $25,000) = $225,000; or
•	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.
Step-Ups. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:
•	the Contract Value on that date; and
•	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.
If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:
•	the Contract Value on the Contract Anniversary; or
•	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% ×$125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).
In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.
Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life® (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”
If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.
EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.
Under these assumptions for a single-life Income Plus For Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value equals $105,000 at the end of Contract Year 2.
Under these assumptions for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, we also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value equals $105,000 at the end of Contract Year 2.
Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee is based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life® (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.
Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
Step-Ups may occur only while the Income Plus For Life® (Quarterly Step-Up Review) Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
For the Income Plus For Life® (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:
•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.
After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58½ at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.
In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.
Note: withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).
Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.
Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).
EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).
For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).
The Income Plus For Life® (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year, and
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.
There is no Settlement Phase under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.
The settlement amount we pay to you under the Rider varies:
•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
Income Plus For Life® (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (Quarterly Step-Up Review):
1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal depletes the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Quarterly Step-Up Review) fee at that time.
2.	The Covered Person	-	ends without any further benefit.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life® (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Income Plus For Life – Joint Life® (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime

Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Termination of Rider
You may not terminate an Income Plus For Life® (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life® (Quarterly Step-Up Review) Series Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	(for Income Plus For Life® (Quarterly Step-Up Review)) the death or removal of the Covered Person;
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;
•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.
Features of Income Plus For Life® (Annual Step-Up Review) Series Riders
Income Plus For Life® (Annual Step-Up Review) has previously been referred to as “Income Plus For Life®.”
Form of Guaranteed Amounts
Income Plus For Life® (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Annual Step-Up Review)) or on the lifetime durations of two Covered Persons (Income Plus For Life – Joint Life® (Annual Step-Up Review)).

IPFL (Annual Step-Up Review) Benefits
Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® (Annual Step-Up Review)) the Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.
•	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5% for Income Plus For Life® (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life® (Annual Step-Up Review)); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).
We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.
Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:
•	(for Income Plus For Life® (Annual Step-Up Review)) you were age 59½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59½ (age 61 in New York) .
•	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) both you and your Spouse were age 59½ or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59½. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.
We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
•	Income Plus For Life® (Annual Step-Up Review) – 5%

•	Income Plus For Life – Joint Life® (Annual Step-Up Review) – 4.75%.
Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step-Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Annual Step-Up Review) Series Rider.
Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.
On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date; or
•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base;
•	the date of a reduction in the Benefit Base; or
•	the effective date of a Step-Up.
Credits. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:
•	Annual Credit Rate:
•	7% for Riders purchased on or after January 17, 2008 and outside of New York;
•	6% for Riders purchased before January 17, 2008 or in New York.
•	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.
•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider.
Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.
EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).
EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,035 (4.75% × $106,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,320 (4.75% × $112,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base increases to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount increases to $5,287 (4.75% × $111,300).
Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:
•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the Target Amount (see below).
The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.
The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.
We reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.
The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.
Step-Ups. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.
Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).
In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.
Step-Ups may occur only while the Income Plus For Life® (Annual Step-Up Review) Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.
EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we reduce the Contract Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
For the Income Plus For Life® (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:
•	any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.
EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we first reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).
EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).
We do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life® (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)
Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.
Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:
•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
•	the Contract Value immediately after the Excess Withdrawal.
After we reset the Benefit Base, we reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
The Income Plus For Life® (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life® (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.
Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased Income Plus For Life® (Annual Step-Up Review), we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:
•	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or
•	you purchased the Income Plus For Life® (Annual Step-Up Review) Rider before the Covered Person turned age 59½, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.
If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:
•	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
•	the Excess Withdrawal amount; divided by
•	the Contract Value before the withdrawal.
We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year;
•	there were no Excess Withdrawals during that Contract Year; and
•	the Benefit Base is still greater than zero at the time.
You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.
The settlement payment we pay to you under the Rider varies:
•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount.
•	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (ANNUAL STEP-UP REVIEW):
1.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal depletes the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
-	continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of an increase in the Benefit
Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.
2.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	may continue in the same manner as 1.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.
3.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	ends without any further benefit.
4.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	ends without any further benefit.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Income Plus For Life – Joint Life® (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). If the Rider continues, we will determine the

Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Termination of Rider
You may not terminate the Income Plus For Life® (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life® (Annual Step-Up Review) Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	the death or removal of the Covered Person; or
•	termination of the Contract.
Features of Principal Plus and Principal Plus for Life Series Riders
Forms of Guaranteed Amounts
Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime durations of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.
Principal Plus and PPFL Benefits
Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract, or
•	(for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5%); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58½ or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58½.
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59½ or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59½.
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.
•	(for Principal Plus for Life Plus Spousal Protection) the older of you and your Spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older Spouse would turn age 65. (The Lifetime Income Date does not change if the older Spouse does not survive to this date and the younger Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.
The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.
Benefit Rate
The Benefit Rate is:
•	Principal Plus – 5.00%
•	Principal Plus for Life – 5.00%
•	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%
•	Principal Plus for Life Plus Spousal Protection – 5.00%.
Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000 ($150,000 for Principal Plus).
Increases in Guaranteed Amounts
Additional Purchase Payments – Principal Plus Rider. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a Principal Plus Rider (see “Restrictions on Additional Purchase Payments,” above).
We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $3 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:
•	5% of the Benefit Base immediately after the Additional Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.
Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.
In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:
•	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
•	5% of the Benefit Base immediately after the Additional Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
•	in the case of the Lifetime Income Amount, to equal the lesser of:
•	5% of the Benefit Base immediately after the Additional Purchase Payment; or

•	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.
We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.
Credits. The Riders provide the following Credit features:
•	Credit Rate – 5%.
•	initial Credit Period
•	(for Principal Plus) – the first 5 Contract Years.
•	(for Principal Plus for Life Series Riders issued prior to May 1, 2007) – the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) turns age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period is based on the age of that Covered Person as of the initial Contract Date. The Credit Period does not change upon the death of either Covered Person.
•	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) – the first 10 Contract Years.
•	extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.
Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.
Each time you qualify for a Credit, we increase the Benefit Base:
•	by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise
•	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.
Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.
EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).
•	At the end of the second Contract Year, we apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•	At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base increases to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount increases to $5,513 (5 × $110,250).
Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:
•	(for Principal Plus and Principal Plus for Life) 0.75%, and
•	(for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.
If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
Step-Up Dates. We schedule Step-Up Dates:
•	(for Principal Plus) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.
•	(for Principal Plus for Life Series Riders issued before May 1, 2007 and in a limited number of states thereafter) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the 30th Contract Anniversary.
•	(for Principal Plus for Life Series Riders issued on and after May 1, 2007 (may vary by state)) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.
•	(for Riders issued in Oregon) – we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.
•	(for Principal Plus for Life Riders with endorsement) – we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.
Under Principal Plus for Life Plus Automatic Annual Step-Up prior to May 1, 2007, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date. On and after May 1, 2007, we continue Step-Up’s until age 95.
EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may have issued a special endorsement to a Principal Plus Rider after we issued the Contract. Under this special endorsement to the Principal Plus Rider, we automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.
If you decline a scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.
Step-Ups under Principal Plus for Life Series Riders. We automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.
Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider Fee is based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.
We do not consider withdrawals under our Life Expectancy Distribution Program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution Program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless:(a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.
Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:
•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.
Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
•	the Guaranteed Withdrawal Amount prior to the withdrawal; or
•	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.
We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be entirely or partially an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.
Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the

result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount equals the lesser of:
•	the Lifetime Income Amount prior to the withdrawal; or
•	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.
Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.
If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:
•	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or
•	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.
For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy is determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.
In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax professional for more information on distribution requirements under the Code.
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value.
We will not make any further withdrawals under our Life Expectancy Distribution Program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.
The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.
Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”
This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in “V. Description of the Contract – Accumulation Period Provisions – Payment of Death Benefit.”
Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:
•	You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
•	You may choose to continue to receive distribution payments under the Life Expectancy Distribution Program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
•	We make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.
•	After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution Program.
Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum.

Continuation of Principal Plus. If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Beneficiary is:		Then PRINCIPAL PLUS:
1.	The deceased Owner’s Spouse	-	Continues if the Benefit Base is greater than zero.
		-	Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.
		-	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions are treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the guaranteed minimum withdrawal benefit provided under this Rider).
		-	Continues to impose the Principal Plus fee.
		-	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.
2.	Not the deceased Owner’s Spouse	-	Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
1.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.
		-	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.
		-	Continues to impose the Principal Plus for Life fee.
		-	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

If the Deceased Owner is:		Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
2.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.
3.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.
4.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.
		-	In this case, does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. An individual Beneficiary who is the deceased Owner’s surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an “Owner” if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (or is not deemed to be an “Owner” if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life

Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.
If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:
•	no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;
•	no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or
•	based on amounts we calculate under our Life Expectancy Distribution Program (see “Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum or as an Annuity Option, the Rider will continue if the death benefit or the Benefit Base is greater than zero at the time. We will step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Credits or Step-Ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee will continue (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider will enter its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.
If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the Spouse of the decedent, that Spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we make no additional payments to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in “Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider” above.
Termination of Rider
You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
•	under Principal Plus, the date the Benefit Base depletes to zero; or
•	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
•	under Principal Plus, the Maturity Date under the Contract; or

•	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.
Features of Principal Returns Rider
Form of Guarantee
The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).
In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.
The Rider does not provide a lifetime income guarantee.
Benefit Base
The Rider refers to the Benefit Base as the “Guaranteed Withdrawal Balance.” The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.
The maximum Benefit Base at any time is $5 million. We increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
Benefit Rate
The Benefit Rate is 8%.
Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.
Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you are no longer eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under the Principal Returns Rider (see “Restrictions on Additional Purchase Payments,” above).
We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:
•	8% of the Benefit Base immediately after the Purchase Payment; or

•	the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.
We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider’s Accumulation Benefit (see following section).
Accumulation Benefit (not available for Riders issued in the state of Washington).
As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value equals the greater of:
•	the amount of your initial Purchase Payments, up to $5 million; or
•	your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.
Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period reflects these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.
If you qualify, we determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.
You are not eligible for an Accumulation Benefit if you take a withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.
Step-Ups. The Principal Returns Rider provides Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts.
We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. You are no longer eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount equals the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.
Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.
Withdrawals, Distributions and Settlements
Overview. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount could be significantly reduced.
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Guaranteed Withdrawal Amount values.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider. Your future Guaranteed Withdrawal Amount could be significantly reduced if your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.
We do not consider withdrawals under our Life Expectancy Distribution Program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.
Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:
•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.
Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount equals the lesser of:
•	the Guaranteed Withdrawal Amount prior to the withdrawal; or
•	8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.
We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.
If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Returns Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our automatic Life Expectancy Distribution Program reduces your Contract Value and Benefit Base. We do not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.
If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you no longer qualify for the Rider’s Accumulation Benefit at your 10th Contract Anniversary.

Settlement Phase. The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year; and
•	there were no Excess Withdrawals during that Contract Year; and
•	the Benefit Base is still greater than zero at the time.
Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Life Expectancy Distribution Program”). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in “Accumulation Period Provisions – Death Benefit During Accumulation Period” section of the Prospectus.
This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum and the Principal Returns Rider continues (as described in “Impact of Death Benefits” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract, described in the “Accumulation Period Provisions – Death Benefit During Accumulation Period” provision of the Prospectus.
Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum.
Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:
•	Continues if the Benefit Base is greater than zero.
•	Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
•	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the guaranteed minimum withdrawal benefit provided under this Rider).
•	Continues to impose the Rider fee.
•	Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
•	Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have turned age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner’s Spouse, the surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Termination of Rider
You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
•	the date the Benefit Base and the Contract Value both deplete to zero; or
•	the date an Annuity Option under the Contract begins; or
•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.

Appendix D: Optional Guaranteed Minimum Income Benefits
This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Venture® Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.
You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any guaranteed minimum income benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.
The following is a list of the various optional guaranteed minimum income benefits that may have been available to you at issue. Not all Riders were available at the same time or in all states.
John Hancock USA
•	Guaranteed Retirement Income Program I
•	Guaranteed Retirement Income Program II
•	Guaranteed Retirement Income Program III
John Hancock New York
•	Guaranteed Retirement Income Program I
•	Guaranteed Retirement Income Program II
The optional Guaranteed Retirement Income Programs guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.
John Hancock USA
Availability of Guaranteed Retirement Income Program
John Hancock USA offered three versions of the Guaranteed Retirement Income Program. Guaranteed Retirement Income Program I was available for Contracts issued between May 1998 and June 2001 (beginning and end dates may vary by state). Guaranteed Retirement Income Program II was available for Contracts issued between July 2001 and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Program III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III are described below.
Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:
•	may not be exercised until the 10th Contract Anniversary (7th Contract Anniversary for Guaranteed Retirement Income Program I) and then must be exercised within 30 days immediately following the 10th Contract Anniversary (7th Contract Anniversary for Guaranteed Retirement Income Program I) or a subsequent Contract Anniversary; and
•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.
Guaranteed Retirement Income Program I
The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is defined below. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.
Income Base. The Income Base is equal to (a) less (b), where:
(a)  is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
(b)  is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.
Guaranteed Retirement Income Program I Growth Factor. The growth factor for Guaranteed Retirement Income Program I is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.
Income Base Reductions. Withdrawals will reduce the Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Step-Up of Income Base. Within 30 days immediately following any Contract Anniversary, you may elect in writing to step up the Income Base to the Contract Value on that Contract Anniversary. If you elect to step up the Income Base, the earliest date that you may exercise the Guaranteed Retirement Income Program is extended to the 7th Contract Anniversary following the date the Step-Up is effective (the Step-Up Date).
Following a Step-Up of the Income Base, the Income Base as of the Step-Up Date is equal to the Contract Value on the Step-Up Date. For purposes of subsequent calculation of the Income Base, the Contract Value on the Step-Up Date will be treated as a Purchase Payment made on that date, and all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the Step-Up Date will not be considered.
Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III
The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.
The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.
Growth Factor Income Base
The Growth Factor Income Base is equal to (a) less (b), where:
(a)  is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
(b)  is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.
Guaranteed Retirement Income Program II Growth Factor. The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.
Guaranteed Retirement Income Program III Growth Factor. The growth factor for Guaranteed Retirement Income Program III is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.
Step-Up Income Base. The Step-Up Income Base is equal to the greatest anniversary value after the effective date of the Guaranteed Retirement Income Program and prior to the oldest Annuitant’s 81st birthday. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Guaranteed Retirement Income Program II Income Base Reductions. Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal; and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Guaranteed Retirement Income Program III Income Base Reductions. If total withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the withdrawal. If total withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the withdrawal; and (ii) is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated above.
Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Monthly Income Factors Available for Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III
The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in “V. Description of the Contract – Pay-out Period Provisions – Annuity Options.”
Life Annuity with a 10-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III.
Joint and Survivor Life Annuity with a 20-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II issued prior to January 27, 2003 (availability may vary by state).
Joint and Survivor Life Annuity with a 10-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Program III and for Contracts issued with Guaranteed Retirement Income Program II on or after January 27, 2003 (availability may vary by state).
The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise a Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)
If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.
Guaranteed Retirement Income Program Fee
The risk assumed by us associated with a Guaranteed Retirement Income Program is that annuity benefits payable under a Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Program Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.
Guaranteed Retirement Income Program Rider	Annual Fee
Guaranteed Retirement Income Program I	0.25%
Guaranteed Retirement Income Program II	0.45%
Guaranteed Retirement Income Program III	0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.
Termination of Guaranteed Retirement Income Program
A Guaranteed Retirement Income Program will terminate upon the earliest to occur of:
•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
•	the termination of the Contract for any reason; or
•	the exercise of the Guaranteed Retirement Income Program benefit.
Qualified Plans
The use of Guaranteed Retirement Income Programs is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Program. Changes in federal tax laws may also limit a Beneficiary’s ability to receive benefits under the Guaranteed Retirement Income Program.
Hence, you should consider that because (a) a Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election (7th Contract Anniversary for Guaranteed Retirement Income Program I) and (b) the election of a Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program Fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.
In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.
In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancies of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.
Guaranteed Retirement Income Programs do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Programs should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Program benefit.
John Hancock New York
Availability of Guaranteed Retirement Income Program
John Hancock New York offered two versions of the Guaranteed Retirement Income Program. Guaranteed Retirement Income Program I was available for Contracts issued between September 10, 2001, and July 21, 2003. Guaranteed Retirement Income Program II was available for Contracts issued between December 2, 2002 and June 11, 2004. Any differences between Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II are described below.

Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:
•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.
Income Base
The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Program II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.
The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.
Growth Factor Income Base (Guaranteed Retirement Income Program II only). The Growth Factor Income Base is equal to (a) less (b), where:
(a)  is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
(b)  is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.
Growth Factor. The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.
Step-Up Income Base. The Step-Up Income Base is equal to the greatest anniversary value after the effective date of the Guaranteed Retirement Income Program and prior to the oldest Annuitant’s 81st birthday. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.
Income Base Reductions. Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Monthly Income Factors. The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in “V. Description of the Contract – Pay-out Period Provisions – Annuity Options”:
•	Life Annuity with a 10-Year Period Certain;
•	Joint and Survivor Life Annuity with a 20-Year Period Certain.
The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates).
If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee
The risk assumed by us associated with a Guaranteed Retirement Income Program is that annuity benefits payable under a Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Program Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary.
The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.
Guaranteed Retirement Income Program Rider	Annual Fee
Guaranteed Retirement Income Program I	0.30%
Guaranteed Retirement Income Program II	0.45%
If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.
Termination of Guaranteed Retirement Income Program
A Guaranteed Retirement Income Program will terminate upon the earliest to occur of:
•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
•	the termination of the Contract for any reason; or
•	the exercise of the Guaranteed Retirement Income Program benefit.
Qualified Plans
The use of a Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Program. Changes in federal tax laws may also limit a Beneficiary’s ability to receive benefits under the Guaranteed Retirement Income Program.
You should consider that because (a) a Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program Fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.
In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.
In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancies of the co-Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.
Guaranteed Retirement Income Programs do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors.

Therefore, a Guaranteed Retirement Income Program should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Program benefit.

Appendix U: Tables of Accumulation Unit Values
The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.
We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).
The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:
•	Venture® 2006 Contracts with no optional benefit Riders
•	Venture® 2006 Contracts with the Annual Step-Up Death Benefit Rider
•	Venture ® 2006 Contracts issued by John Hancock New York with the Annual Step-Up Death Benefit Rider and the Payment Enhancement optional benefit Rider.
•	Ven 24, Ven 22 and Ven 20 Contracts with no optional benefit Riders;
•	Ven 22 and Ven 20 Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;
•	Ven 24 Contracts with the Payment Enhancement optional benefit Rider;
•	Ven 9, Ven 6 and Ven 7 Contracts with no optional benefit Riders;
•	Ven 3 Contracts with no optional benefit Riders.
Please note that fees for the Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III and Triple Protection Death Benefit Riders, and fees for GMWB Riders, are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Prior

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Venture Variable Annuity

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series I Shares (units first credited 05-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	10.658	10.641
Value at End of Year	—	—	—	—	—	—	—	—	—	10.658
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	1,864,827
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	67,294
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	11.281	11.285
Value at End of Year	—	—	—	—	—	—	—	—	—	11.281
No. of Units	—	—	—	—	—	—	—	—	—	20,607
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	10.545	10.565
Value at End of Year	—	—	—	—	—	—	—	—	—	10.545
No. of Units	—	—	—	—	—	—	—	—	—	76,762
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	10.658	10.641
Value at End of Year	—	—	—	—	—	—	—	—	—	10.658
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	—	185,568
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	30,346
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	10.658	10.641
Value at End of Year	—	—	—	—	—	—	—	—	—	10.658
No. of Units	—	—	—	—	—	—	—	—	—	20,927
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.486	14.491
Value at End of Year	—	—	—	—	—	—	—	—	—	14.486
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	683,763
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	327,702
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	14.209	14.242
Value at End of Year	—	—	—	—	—	—	—	—	—	14.209
No. of Units	—	—	—	—	—	—	—	—	—	67,237
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	14.005	14.059
Value at End of Year	—	—	—	—	—	—	—	—	—	14.005
No. of Units	—	—	—	—	—	—	—	—	—	113,058
500 Index Trust (formerly 500 Index Trust B) - Series I Shares (units first credited 11-02-2012)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	29.347	22.709	24.165	20.164	18.324	18.380	16.447	12.132	12.500	—
Value at End of Year	34.179	29.347	22.709	24.165	20.164	18.324	18.380	16.447	12.132	—
Ven 22, 20 No. of Units	1,980,722	2,199,709	2,414,510	2,679,313	3,091,344	1,163,615	1,266,264	1,417,987	1,549,792	—
Ven 24 No. of Units	58,281	66,784	69,570	73,450	82,629	56,510	66,222	62,118	63,829	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	28.930	22.430	23.917	19.997	18.209	18.301	16.409	12.629	12.500	—
Value at End of Year	33.625	28.930	22.430	23.917	19.997	18.209	18.301	16.409	12.629	—
No. of Units	12,456	12,385	12,577	20,266	20,122	8,459	15,003	17,262	20,574	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	28.620	22.224	23.732	19.873	18.123	18.242	16.381	12.626	12.500	—
Value at End of Year	33.216	28.620	22.224	23.732	19.873	18.123	18.242	16.381	12.626	—
No. of Units	32,451	42,902	63,846	65,151	69,572	41,696	48,690	51,889	61,937	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	29.347	22.709	24.165	20.164	18.324	18.380	16.447	12.633	12.500	—
Value at End of Year	34.179	29.347	22.709	24.165	20.164	18.324	18.380	16.447	12.633	—
Ven 7, 8 No. of Units	1,068,556	1,222,142	1,430,308	1,616,616	1,799,221	125,010	136,529	132,068	162,238	—
Ven 9 No. of Units	293,714	319,886	338,247	387,232	426,434	31,262	51,405	30,065	27,389	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 3 Contracts with no Optional Riders
Value at Start of Year	29.347	22.709	24.165	20.164	18.324	18.380	16.447	12.633	12.500	—
Value at End of Year	34.179	29.347	22.709	24.165	20.164	18.324	18.380	16.447	12.633	—
No. of Units	155,044	177,096	176,186	186,791	200,287	22,326	29,379	26,814	20,170	—
Ven 1 Contracts with no Optional Riders
Value at Start of Year	18.992	14.705	15.662	13.081	12.500	—	—	—	—	—
Value at End of Year	22.090	18.992	14.705	15.662	13.081	—	—	—	—	—
No. of Units	21,543	21,583	21,621	21,665	22,496	—	—	—	—	—
500 Index Trust (formerly 500 Index Trust B) - Series II Shares (units first credited 11-02-2012)
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	19.169	14.800	15.717	13.088	12.500	—	—	—	—	—
Value at End of Year	22.362	19.169	14.800	15.717	13.088	—	—	—	—	—
Venture No. of Units	120,909	129,999	109,218	108,970	92,502	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	28.936	22.429	23.915	19.996	18.207	18.306	16.406	12.633	12.500	—
Value at End of Year	33.620	28.936	22.429	23.915	19.996	18.207	18.306	16.406	12.633	—
Ven 22, 20 No. of Units	436,948	486,181	515,802	564,370	650,208	536,455	583,266	648,741	805,208	—
Ven 24 No. of Units	301,288	305,667	324,356	342,654	333,507	279,198	280,419	338,762	373,505	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	28.525	22.155	23.670	19.830	18.092	18.227	16.368	12.629	12.500	—
Value at End of Year	33.076	28.525	22.155	23.670	19.830	18.092	18.227	16.368	12.629	—
No. of Units	6,786	7,795	13,581	40,909	42,858	41,146	44,656	46,654	33,543	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	28.220	21.951	23.488	19.707	18.006	18.168	16.339	12.626	12.500	—
Value at End of Year	32.673	28.220	21.951	23.488	19.707	18.006	18.168	16.339	12.626	—
No. of Units	34,038	58,039	56,269	63,459	65,053	62,693	104,473	76,432	106,569	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	19.115	—	—	—	—	—	—	—	—	—
Value at End of Year	22.036	—	—	—	—	—	—	—	—	—
No. of Units	2,503	—	—	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	19.047	14.735	15.679	13.083	12.500	—	—	—	—	—
Value at End of Year	22.175	19.047	14.735	15.679	13.083	—	—	—	—	—
Venture No. of Units	13,165	3,648	8,115	3,652	18,034	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	28.936	22.429	23.915	19.996	12.500	—	—	—	—	—
Value at End of Year	33.620	28.936	22.429	23.915	19.996	—	—	—	—	—
Ven 9 No. of Units	306	318	329	341	352	—	—	—	—	—
Active Bond Trust - Series I Shares (units first credited 04-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	21.120	19.604	20.002	19.346	18.803	19.036	18.073	18.283	16.901	16.198
Value at End of Year	22.657	21.120	19.604	20.002	19.346	18.803	19.036	18.073	18.283	16.901
Ven 22, 20 No. of Units	390,976	400,892	398,188	452,035	505,990	558,330	599,955	491,586	751,502	915,605
Ven 24 No. of Units	5,589	8,242	8,611	9,307	10,295	12,377	14,017	15,781	19,370	25,301
Ven 22, 20 Contracts with GEM
Value at Start of Year	20.509	19.075	19.501	18.900	18.406	18.671	17.762	18.005	16.677	16.015
Value at End of Year	21.957	20.509	19.075	19.501	18.900	18.406	18.671	17.762	18.005	16.677
No. of Units	10,256	18,916	18,465	13,227	13,258	13,225	10,355	10,458	11,387	14,914
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.062	18.687	19.134	18.572	18.113	18.402	17.533	17.799	16.511	15.880
Value at End of Year	21.447	20.062	18.687	19.134	18.572	18.113	18.402	17.533	17.799	16.511
No. of Units	14,054	14,790	15,146	16,686	20,325	21,723	26,796	45,428	63,828	77,689
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	21.120	19.604	20.002	19.346	18.803	19.036	18.073	18.283	16.901	16.198
Value at End of Year	22.657	21.120	19.604	20.002	19.346	18.803	19.036	18.073	18.283	16.901
Ven 7, 8 No. of Units	230,946	255,377	308,653	345,696	403,595	468,469	510,777	628,290	726,579	854,722
Ven 9 No. of Units	34,995	37,680	39,838	43,059	43,964	48,624	54,424	60,981	70,464	73,763
Ven 3 Contracts with no Optional Riders
Value at Start of Year	21.120	19.604	20.002	19.346	18.803	19.036	18.073	18.283	16.901	16.198
Value at End of Year	22.657	21.120	19.604	20.002	19.346	18.803	19.036	18.073	18.283	16.901
No. of Units	95,158	102,467	152,663	167,136	181,893	203,635	218,719	239,648	323,688	370,444

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Active Bond Trust - Series II Shares (units first credited 04-29-2005)
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.403	12.417	12.643	12.500	—	—	—	—	—	—
Value at End of Year	14.406	13.403	12.417	12.643	—	—	—	—	—	—
Venture No. of Units	9,034	8,360	1,430	362	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	20.517	19.084	19.511	18.910	18.397	18.682	17.774	18.017	16.690	16.012
Value at End of Year	21.964	20.517	19.084	19.511	18.910	18.397	18.682	17.774	18.017	16.690
Ven 22, 20 No. of Units	1,270,637	1,307,760	1,365,796	1,641,999	1,670,129	1,832,902	2,103,322	2,613,861	2,885,351	3,551,138
Ven 24 No. of Units	267,021	301,619	323,506	363,813	361,511	399,391	440,040	552,538	624,839	727,365
Ven 22, 20 Contracts with GEM
Value at Start of Year	19.924	18.569	19.022	18.473	18.009	18.324	17.468	17.742	16.469	15.832
Value at End of Year	21.286	19.924	18.569	19.022	18.473	18.009	18.324	17.468	17.742	16.469
No. of Units	88,486	94,121	94,941	99,798	109,737	123,582	141,072	156,023	174,021	189,182
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	19.490	18.192	18.664	18.153	17.722	18.060	17.242	17.539	16.305	15.697
Value at End of Year	20.791	19.490	18.192	18.664	18.153	17.722	18.060	17.242	17.539	16.305
No. of Units	193,074	142,132	192,455	209,003	224,381	275,683	317,486	462,470	575,868	664,142
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.317	12.362	12.613	12.200	12.500	—	—	—	—	—
Value at End of Year	14.285	13.317	12.362	12.613	12.200	—	—	—	—	—
Venture No. of Units	17,301	14,994	3,018	3,381	3,678	—	—	—	—	—
NY Venture No. of Units	3,695	—	—	—	—	—	—	—	—	—
All Cap Core Trust (merged into Total Stock Market Index Trust eff 04-28-2017) - Series I Shares (units first credited 07-15-1996)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	31.865	29.228	28.890	26.721	20.173	17.551	17.725
Value at End of Year	—	—	—	—	31.865	29.228	28.890	26.721	20.173	17.551
Ven 22, 20 No. of Units		—	—	—	654,251	753,272	840,192	981,371	1,169,637	1,330,117
Ven 24 No. of Units	—	—	—	—	16,630	19,678	28,388	41,371	43,823	46,052
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	18.164	16.694	16.534	15.323	11.591	10.105	10.226
Value at End of Year	—	—	—	—	18.164	16.694	16.534	15.323	11.591	10.105
No. of Units	—	—	—	—	8,042	8,417	18,197	24,347	12,660	10,775
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	13.610	12.527	12.426	11.533	8.737	7.629	7.731
Value at End of Year	—	—	—	—	13.610	12.527	12.426	11.533	8.737	7.629
No. of Units	—	—	—	—	23,819	27,407	30,390	35,262	38,914	39,769
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	31.865	29.228	28.890	26.721	20.173	17.551	17.725
Value at End of Year	—	—	—	—	31.865	29.228	28.890	26.721	20.173	17.551
Ven 7, 8 No. of Units	—	—	—	—	131,191	146,155	175,697	198,134	215,103	238,025
Ven 9 No. of Units	—	—	—	—	56,202	62,903	68,173	74,215	81,281	90,241
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	31.865	29.228	28.890	26.721	20.173	17.551	17.725
Value at End of Year	—	—	—	—	31.865	29.228	28.890	26.721	20.173	17.551
No. of Units	—	—	—	—	7,431	8,122	9,059	9,911	10,805	13,277
All Cap Core Trust (merged into Total Stock Market Index Trust eff 04-28-2017) - Series II Shares (units first credited 05-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	28.391	26.084	25.842	23.942	18.113	15.784	15.984
Value at End of Year	—	—	—	—	28.391	26.084	25.842	23.942	18.113	15.784
Ven 22, 20 No. of Units	—	—	—	—	40,086	43,889	28,144	46,164	60,515	54,027
Ven 24 No. of Units	—	—	—	—	3,377	3,556	6,254	8,647	6,927	6,806
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	27.572	25.382	25.196	23.391	17.731	15.483	15.710
Value at End of Year	—	—	—	—	27.572	25.382	25.196	23.391	17.731	15.483
No. of Units	—	—	—	—	1,612	1,617	711	700	3,251	3,223
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	26.973	24.868	24.723	22.986	17.451	15.261	15.508
Value at End of Year	—	—	—	—	26.973	24.868	24.723	22.986	17.451	15.261
No. of Units	—	—	—	—	3,558	3,630	4,701	7,801	8,463	9,446

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	18.113	18.113	15.784	15.984
Value at End of Year	—	—	—	—	—	—	—	18.113	18.113	15.784
No. of Units	—	—	—	—	—	—	—	—	148	148
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series I Shares (units first credited 04-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	18.315	16.741	17.722
Value at End of Year	—	—	—	—	—	—	—	—	18.315	16.741
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	411,312	517,185
Ven 24 No. of Units	—	—	—	—	—	—	—	—	13,725	14,713
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	17.892	16.387	17.382
Value at End of Year	—	—	—	—	—	—	—	—	17.892	16.387
No. of Units	—	—	—	—	—	—	—	—	39,764	39,517
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	17.581	16.127	17.131
Value at End of Year	—	—	—	—	—	—	—	—	17.581	16.127
No. of Units	—	—	—	—	—	—	—	—	33,274	40,188
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	18.315	16.741	17.722
Value at End of Year	—	—	—	—	—	—	—	—	18.315	16.741
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	76,807	96,106
Ven 9 No. of Units	—	—	—	—	—	—	—	—	16,170	21,401
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	18.315	16.741	17.722
Value at End of Year	—	—	—	—	—	—	—	—	18.315	16.741
No. of Units	—	—	—	—	—	—	—	—	3,290	3,488
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series II Shares (units first credited 05-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	19.542	17.916	19.006
Value at End of Year	—	—	—	—	—	—	—	—	19.542	17.916
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	354,775	474,129
Ven 24 No. of Units	—	—	—	—	—	—	—	—	66,055	68,508
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	19.131	17.574	18.680
Value at End of Year	—	—	—	—	—	—	—	—	19.131	17.574
No. of Units	—	—	—	—	—	—	—	—	16,819	14,805
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	18.828	17.321	18.439
Value at End of Year	—	—	—	—	—	—	—	—	18.828	17.321
No. of Units	—	—	—	—	—	—	—	—	49,254	53,636
American Asset Allocation Trust - Series I Shares (units first credited 05-02-2009)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	22.768	19.117	20.388	17.856	16.613	16.671	16.094	13.237	11.597	11.654
Value at End of Year	25.149	22.768	19.117	20.388	17.856	16.613	16.671	16.094	13.237	11.597
Ven 22, 20 No. of Units	1,458,908	1,568,852	1,736,996	1,876,220	1,878,848	2,005,872	2,268,977	2,548,406	3,002,717	3,534,573
Ven 24 No. of Units	25,610	37,537	45,453	61,965	65,906	68,374	75,588	79,403	81,129	79,185
Ven 22, 20 Contracts with GEM
Value at Start of Year	22.198	18.675	19.958	17.513	16.328	16.417	15.881	13.088	11.489	11.568
Value at End of Year	24.470	22.198	18.675	19.958	17.513	16.328	16.417	15.881	13.088	11.489
No. of Units	15,477	13,979	14,452	14,706	16,152	19,648	18,133	18,911	21,453	32,359
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	21.780	18.351	19.641	17.261	16.117	16.229	15.723	12.977	11.409	11.505
Value at End of Year	23.973	21.780	18.351	19.641	17.261	16.117	16.229	15.723	12.977	11.409
No. of Units	31,975	45,447	47,056	42,761	45,609	51,579	64,887	74,344	89,457	98,041
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	22.768	19.117	20.388	17.856	16.613	16.671	16.094	13.237	11.597	11.654
Value at End of Year	25.149	22.768	19.117	20.388	17.856	16.613	16.671	16.094	13.237	11.597
Ven 7, 8 No. of Units	1,375,279	1,508,218	1,673,081	1,837,645	1,999,910	2,205,838	2,414,044	2,844,572	3,155,413	3,552,474
Ven 9 No. of Units	142,865	156,320	172,225	184,096	243,678	251,252	283,935	305,221	339,343	381,871

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Ven 3 Contracts with no Optional Riders
Value at Start of Year	22.768	19.117	20.388	17.856	16.613	16.671	16.094	13.237	11.597	11.654
Value at End of Year	25.149	22.768	19.117	20.388	17.856	16.613	16.671	16.094	13.237	11.597
No. of Units	495,238	569,424	624,890	714,742	824,779	872,669	981,603	1,062,848	1,203,317	1,395,434
American Asset Allocation Trust - Series II Shares (units first credited 05-01-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	18.098	16.809	16.849	16.249	13.350	11.693	11.728
Value at End of Year	—	—	—	—	18.098	16.809	16.849	16.249	13.350	11.693
Venture No. of Units	—	—	—	—	—	7,525,111	17,779,267	24,268,679	26,251,939	27,380,933
NY Venture No. of Units	—	—	—	—	—	414,552	1,111,778	1,560,679	1,653,866	1,426,370
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	22.150	18.541	19.726	17.222	15.971	15.986	15.393	12.627	—	—
Value at End of Year	24.543	22.150	18.541	19.726	17.222	15.971	15.986	15.393	—	—
Venture No. of Units	10,443,022	11,766,988	14,020,751	16,181,569	18,774,311	13,415,065	5,090,246	251,915	—	—
NY Venture No. of Units	613,526	681,550	800,181	909,981	1,131,314	872,882	344,112	1,192	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	22.449	18.866	20.154	17.665	16.448	16.529	15.980	13.162	11.558	11.621
Value at End of Year	24.775	22.449	18.866	20.154	17.665	16.448	16.529	15.980	13.162	11.558
Ven 22, 20 No. of Units	463,099	501,197	568,073	647,843	701,182	754,521	973,105	1,230,173	1,359,655	1,692,120
Ven 24 No. of Units	106,804	110,410	130,426	140,988	159,227	156,639	170,699	193,914	234,745	248,675
Ven 22, 20 Contracts with GEM
Value at Start of Year	21.887	18.431	19.728	17.327	16.165	16.277	15.768	13.013	11.450	11.536
Value at End of Year	24.107	21.887	18.431	19.728	17.327	16.165	16.277	15.768	13.013	11.450
No. of Units	33,607	41,373	42,796	35,820	35,911	36,652	41,328	39,436	42,230	136,122
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	15.874	13.087	11.504	11.578
Value at End of Year	—	—	—	—	—	—	16.403	15.874	13.087	11.504
No. of Units	—	—	—	—	—	—	1,312	160,308	175,104	202,723
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	22.592	18.977	20.261	17.751	16.519	16.593	16.034	13.199	—	—
Value at End of Year	24.945	22.592	18.977	20.261	17.751	16.519	16.593	16.034	—	—
No. of Units	45,995	52,697	74,026	112,907	118,100	137,603	149,351	1,076	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	21.475	18.111	19.415	17.077	15.956	16.091	15.611	12.903	11.370	11.473
Value at End of Year	23.617	21.475	18.111	19.415	17.077	15.956	16.091	15.611	12.903	11.370
No. of Units	36,777	37,424	36,670	45,186	50,340	55,148	59,400	77,158	89,793	104,443
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	17.751	16.519	16.593	16.034	13.199	11.585	11.642
Value at End of Year	24.945	—	—	20.261	17.751	16.519	16.593	16.034	13.199	11.585
Venture No. of Units	3,968	—	—	2,491	3,433	3,935,157	7,974,837	10,641,059	11,195,574	11,853,987
NY Venture No. of Units	—	—	—	—	—	271,378	780,183	1,201,158	1,308,358	1,426,370
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	21.839	18.317	19.527	17.082	15.873	15.920	15.360	12.626	—	—
Value at End of Year	24.150	21.839	18.317	19.527	17.082	15.873	15.920	15.360	—	—
Venture No. of Units	4,974,747	5,584,003	6,449,349	7,359,930	8,463,286	5,360,109	2,207,030	57,268	—	—
NY Venture No. of Units	486,377	595,806	677,389	752,006	898,257	718,652	353,981	25,374	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	16.153	15.664	12.939	11.397	11.494
Value at End of Year	—	—	—	—	—	—	16.153	15.664	12.939	11.397
NY Venture No. of Units	—	—	—	—	—	—	2,484	149,172	156,789	167,038
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	22.027	18.539	19.834	17.411	16.235	16.340	13.050	13.050	—	—
Value at End of Year	24.272	22.027	18.539	19.834	17.411	16.235	16.340	13.050	—	—
NY Venture No. of Units	36,062	49,950	59,116	82,273	90,379	106,300	137,584	—	—	—
American Blue Chip Income and Growth Trust (merged into American Growth-Income Trust eff 11-02-2012) - Series II Shares (units first credited 05-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.708	17.192
Value at End of Year	—	—	—	—	—	—	—	—	—	16.708
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	1,375,366
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	192,901

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	16.421	16.930
Value at End of Year	—	—	—	—	—	—	—	—	—	16.421
No. of Units	—	—	—	—	—	—	—	—	—	57,344
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	16.209	16.737
Value at End of Year	—	—	—	—	—	—	—	—	—	16.209
No. of Units	—	—	—	—	—	—	—	—	—	67,942
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	16.708	17.192
Value at End of Year	—	—	—	—	—	—	—	—	—	16.708
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	12,417
No. of Units	—	—	—	—	—	—	—	—	—	119,981
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	16.708	17.192
Value at End of Year	—	—	—	—	—	—	—	—	—	16.708
No. of Units	—	—	—	—	—	—	—	—	—	12,356
American Global Growth Trust - Series II Shares (units first credited 05-01-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	17.748	17.934	17.035	16.925	13.331	11.054	12.342
Value at End of Year	—	—	—	—	17.748	17.934	17.035	16.925	13.331	11.054
Venture No. of Units	—	—	—	—	7	79,078	629,019	2,625,141	2,377,809	2,748,383
NY Venture No. of Units	—	—	—	—	—	9,844	23,072	229,493	200,272	214,076
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	26.451	19.841	22.135	17.077	17.231	16.342	16.212	12.750	—	—
Value at End of Year	33.992	26.451	19.841	22.135	17.077	17.231	16.342	16.212	—	—
Venture No. of Units	902,795	1,136,648	1,398,468	1,620,631	1,922,116	2,049,547	1,792,794	38,235	—	—
NY Venture No. of Units	59,105	66,993	87,235	88,909	128,022	125,648	185,233	9,521	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	26.513	19.967	22.366	17.323	17.550	16.712	16.645	13.143	10.926	12.229
Value at End of Year	33.935	26.513	19.967	22.366	17.323	17.550	16.712	16.645	13.143	10.926
Ven 22, 20 No. of Units	276,285	309,574	358,071	481,365	511,789	713,167	691,278	735,414	598,647	632,755
Ven 24 No. of Units	30,875	31,046	35,891	37,244	35,884	39,309	37,405	41,286	13,325	22,391
Ven 22, 20 Contracts with GEM
Value at Start of Year	25.849	19.506	21.893	16.991	17.248	16.457	16.424	12.995	10.824	12.140
Value at End of Year	33.020	25.849	19.506	21.893	16.991	17.248	16.457	16.424	12.995	10.824
No. of Units	15,673	21,016	23,108	23,184	23,463	30,315	31,463	31,188	24,966	24,059
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	16.584	16.534	13.069	10.875	12.184
Value at End of Year	—	—	—	—	—	—	16.584	16.534	13.069	10.875
No. of Units	—	—	—	—	—	—	794	65,059	53,667	68,917
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	26.682	20.084	22.485	17.407	17.626	16.776	16.700	13.180	—	—
Value at End of Year	34.168	26.682	20.084	22.485	17.407	17.626	16.776	16.700	—	—
No. of Units	13,478	13,603	17,018	17,948	61,309	60,051	63,481	221	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	25.362	19.167	21.546	16.747	17.025	16.269	16.260	12.885	10.748	12.073
Value at End of Year	32.349	25.362	19.167	21.546	16.747	17.025	16.269	16.260	12.885	10.748
No. of Units	15,358	16,859	18,007	10,903	11,018	13,034	12,777	15,781	25,614	12,932
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	17.626	16.776	16.700	13.180	10.951	12.252
Value at End of Year	—	—	—	—	—	17.626	16.776	16.700	13.180	10.951
Venture No. of Units	—	—	—	—	—	77,363	409,576	1,681,755	1,459,134	1,629,811
NY Venture No. of Units	—	—	—	—	—	8,723	23,844	133,006	124,020	140,969
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	26.080	19.601	21.912	16.938	17.125	16.275	16.177	12.749	—	—
Value at End of Year	33.448	26.080	19.601	21.912	16.938	17.125	16.275	16.177	—	—
Venture No. of Units	671,135	801,417	932,719	1,053,168	1,237,740	1,320,247	1,204,273	33,316	—	—
NY Venture No. of Units	26,370	39,915	50,131	57,222	74,769	92,684	97,976	16,524	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	16.331	16.315	12.921	10.773	12.095
Value at End of Year	—	—	—	—	—	—	16.331	16.315	12.921	10.773
NY Venture No. of Units	—	—	—	—	—	—	918	77,691	72,862	82,632
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	26.014	19.620	22.011	17.074	17.323	16.520	16.479	13.032	—	—
Value at End of Year	33.246	26.014	19.620	22.011	17.074	17.323	16.520	16.479	—	—
NY Venture No. of Units	11,380	13,801	31,237	33,249	36,873	53,826	61,578	2,314	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	26.513	19.967	22.366	17.323	17.550	16.712	16.645	13.143	10.926	12.229
Value at End of Year	33.935	26.513	19.967	22.366	17.323	17.550	16.712	16.645	13.143	10.926
Ven 9 No. of Units	18,103	16,205	16,769	20,152	20,605	29,626	25,924	25,063	14,101	16,695
No. of Units	52,239	67,159	68,843	86,632	82,929	92,999	99,535	101,078	75,073	75,298
Ven 3 Contracts with no Optional Riders
Value at Start of Year	26.513	19.967	22.366	17.323	17.550	16.712	16.645	13.143	10.926	12.229
Value at End of Year	33.935	26.513	19.967	22.366	17.323	17.550	16.712	16.645	13.143	10.926
No. of Units	4,028	4,723	4,974	6,840	5,273	5,937	6,993	13,619	12,222	8,396
American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	10.891	9.377	11.802
Value at End of Year	—	—	—	—	—	—	—	—	10.891	9.377
Venture No. of Units	—	—	—	—	—	—	—	—	907,482	1,035,351
NY Venture No. of Units	—	—	—	—	—	—	—	—	72,524	75,892
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	—	—	—	12.898	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
Venture No. of Units	—	—	—	—	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	10.737	9.268	11.694
Value at End of Year	—	—	—	—	—	—	—	—	10.737	9.268
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	407,076	476,007
Ven 24 No. of Units	—	—	—	—	—	—	—	—	36,360	41,249
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	10.616	9.182	11.608
Value at End of Year	—	—	—	—	—	—	—	—	10.616	9.182
No. of Units	—	—	—	—	—	—	—	—	8,546	18,609
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	10.676	9.225	11.651
Value at End of Year	—	—	—	—	—	—	—	—	10.676	9.225
No. of Units	—	—	—	—	—	—	—	—	22,208	26,738
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	—	—	—	10.768	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	10.526	9.118	11.545
Value at End of Year	—	—	—	—	—	—	—	—	10.526	9.118
No. of Units	—	—	—	—	—	—	—	—	8,713	9,392
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	10.768	9.290	11.715
Value at End of Year	—	—	—	—	—	—	—	—	10.768	9.290
Venture No. of Units	—	—	—	—	—	—	—	—	528,084	581,913
NY Venture No. of Units	—	—	—	—	—	—	—	—	45,400	48,858
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	—	—	—	12.896	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
Venture No. of Units	—	—	—	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	10.556	9.139	11.566
Value at End of Year	—	—	—	—	—	—	—	—	10.556	9.139
NY Venture No. of Units	—	—	—	—	—	—	—	—	27,366	29,932

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	—	—	—	10.646	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
Venture No. of Units	—	—	—	—	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	10.737	9.268	11.694
Value at End of Year	—	—	—	—	—	—	—	—	10.737	9.268
Ven 9 No. of Units	—	—	—	—	—	—	—	—	8,357	12,326
No. of Units	—	—	—	—	—	—	—	—	50,919	61,998
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	10.737	9.268	11.694
Value at End of Year	—	—	—	—	—	—	—	—	10.737	9.268
No. of Units	—	—	—	—	—	—	—	—	4,159	1,079
American Growth Trust - Series II Shares (units first credited 05-05-2003)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	26.219	26.714	21.154	19.627	18.668	17.492	13.665	11.792	12.528
Value at End of Year	—	—	26.219	26.714	21.154	19.627	18.668	17.492	13.665	11.792
Venture No. of Units	—	—	1,896	1,897	1,915	153,452	634,609	3,394,648	5,989,600	6,624,872
NY Venture No. of Units	—	—	—	—	—	20,772	45,104	359,401	621,006	726,982
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	31.731	24.616	25.043	19.802	18.344	17.422	16.299	12.715	—	—
Value at End of Year	47.579	31.731	24.616	25.043	19.802	18.344	17.422	16.299	—	—
Venture No. of Units	1,280,693	1,609,583	2,100,405	2,508,538	3,057,326	3,416,667	3,712,391	1,708,324	—	—
NY Venture No. of Units	158,426	206,529	263,159	291,501	345,092	374,214	417,246	172,343	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	52.739	41.079	41.959	33.310	30.981	29.542	27.749	21.734	18.801	20.025
Value at End of Year	78.765	52.739	41.079	41.959	33.310	30.981	29.542	27.749	21.734	18.801
Ven 22, 20 No. of Units	1,820,355	2,149,643	2,567,561	3,049,996	3,604,894	4,039,885	4,763,008	5,723,621	7,210,453	8,851,585
Ven 24 No. of Units	326,225	396,493	468,225	529,230	603,993	699,089	780,652	976,735	1,249,306	1,407,434
Ven 22, 20 Contracts with GEM
Value at Start of Year	51.010	39.811	40.747	32.412	30.206	28.861	27.164	21.318	18.479	19.721
Value at End of Year	76.030	51.010	39.811	40.747	32.412	30.206	28.861	27.164	21.318	18.479
No. of Units	70,415	83,699	100,209	115,923	133,837	147,477	162,568	223,894	270,210	332,325
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	18.110	17.028	13.350	11.560	12.325
Value at End of Year	—	—	—	—	—	—	18.110	17.028	13.350	11.560
No. of Units	—	—	—	—	—	—	5,373	200,404	283,435	305,605
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	32.836	25.563	26.098	20.708	19.250	18.347	17.225	13.484	—	—
Value at End of Year	49.064	32.836	25.563	26.098	20.708	19.250	18.347	17.225	—	—
No. of Units	67,897	91,787	110,321	137,794	171,547	169,473	208,879	77,430	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	49.751	38.887	39.860	31.754	29.638	28.360	26.733	21.011	18.240	19.496
Value at End of Year	74.041	49.751	38.887	39.860	31.754	29.638	28.360	26.733	21.011	18.240
No. of Units	137,331	168,890	204,733	239,174	284,604	335,835	418,524	560,414	789,991	945,446
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	19.250	18.347	17.225	13.484	11.659	12.412
Value at End of Year	—	—	—	—	—	19.250	18.347	17.225	13.484	11.659
Venture No. of Units	—	—	—	—	—	135,374	527,819	1,779,129	2,541,891	2,877,835
NY Venture No. of Units	—	—	—	—	—	51,943	68,013	229,683	345,068	376,619
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	31.285	24.319	24.791	19.641	18.232	17.350	16.265	12.713	—	—
Value at End of Year	46.817	31.285	24.319	24.791	19.641	18.232	17.350	16.265	—	—
Venture No. of Units	706,869	870,329	1,028,874	1,152,066	1,388,303	1,446,186	1,395,826	438,160	—	—
NY Venture No. of Units	77,587	95,094	109,014	130,592	189,618	166,065	182,842	65,508	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	26.876	21.113	18.319	19.570
Value at End of Year	—	—	—	—	—	—	—	26.876	21.113	18.319
NY Venture No. of Units	—	—	—	—	—	—	—	46,973	99,853	107,741

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	51.437	40.125	41.047	32.634	30.398	29.029	27.309	21.421	—	—
Value at End of Year	76.705	51.437	40.125	41.047	32.634	30.398	29.029	27.309	—	—
NY Venture No. of Units	12,955	20,373	26,804	31,903	39,046	43,937	69,117	38,195	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	52.739	41.079	41.959	33.310	30.981	29.542	27.749	21.734	18.801	20.025
Value at End of Year	78.765	52.739	41.079	41.959	33.310	30.981	29.542	27.749	21.734	18.801
Ven 9 No. of Units	41,560	45,533	47,937	52,403	60,190	65,124	69,810	78,664	86,547	101,540
No. of Units	184,026	213,335	219,255	248,286	267,073	314,195	357,737	397,192	469,587	553,978
Ven 3 Contracts with no Optional Riders
Value at Start of Year	52.739	41.079	41.959	33.310	30.981	29.542	27.749	21.734	18.801	20.025
Value at End of Year	78.765	52.739	41.079	41.959	33.310	30.981	29.542	27.749	21.734	18.801
No. of Units	10,889	14,457	18,882	20,256	20,859	26,009	33,192	35,195	41,092	41,931
American Growth-Income Trust - Series I Shares (units first credited 05-02-2009)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	13.573	11.720	12.109
Value at End of Year	—	—	—	—	—	—	—	—	13.573	11.720
Venture No. of Units	—	—	—	—	—	—	—	—	403	417
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	43.352	34.974	36.261	30.132	27.502	27.583	25.370	19.342	16.744	17.342
Value at End of Year	48.351	43.352	34.974	36.261	30.132	27.502	27.583	25.370	19.342	16.744
Ven 22, 20 No. of Units	1,200,165	1,375,963	1,541,592	1,762,919	2,015,125	2,286,947	2,607,983	3,009,380	3,481,030	3,635,636
Ven 24 No. of Units	47,849	50,825	55,514	58,381	66,933	69,520	82,915	100,684	113,854	118,667
Ven 22, 20 Contracts with GEM
Value at Start of Year	41.931	33.896	35.213	29.319	26.814	26.947	24.835	18.972	16.456	17.079
Value at End of Year	46.672	41.931	33.896	35.213	29.319	26.814	26.947	24.835	18.972	16.456
No. of Units	35,398	37,433	43,940	46,044	50,020	54,204	62,969	60,375	53,782	49,334
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	40.895	33.108	34.447	28.724	26.310	26.479	24.440	18.699	11.037	11.472
Value at End of Year	45.451	40.895	33.108	34.447	28.724	26.310	26.479	24.440	18.699	11.037
No. of Units	27,951	29,990	37,544	52,641	60,221	64,543	79,484	91,683	110,369	134,468
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	43.352	34.974	36.261	30.132	27.502	27.583	25.370	19.342	16.744	17.342
Value at End of Year	48.351	43.352	34.974	36.261	30.132	27.502	27.583	25.370	19.342	16.744
Ven 7, 8 No. of Units	193,039	213,764	241,131	271,619	297,841	343,585	409,147	469,922	534,506	463,516
Ven 9 No. of Units	55,238	58,085	62,023	67,617	77,084	86,597	95,060	107,296	125,794	123,985
Ven 3 Contracts with no Optional Riders
Value at Start of Year	43.352	34.974	36.261	30.132	27.502	27.583	25.370	19.342	16.744	17.342
Value at End of Year	48.351	43.352	34.974	36.261	30.132	27.502	27.583	25.370	19.342	16.744
No. of Units	22,264	23,581	28,114	29,987	33,101	35,800	51,676	55,438	55,782	57,258
American Growth-Income Trust - Series II Shares (units first credited 05-05-2003)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	24.607	25.471	21.138	19.253	19.289	17.720	13.493	11.673	12.079
Value at End of Year	—	—	24.607	25.471	21.138	19.253	19.289	17.720	13.493	11.673
Venture No. of Units	—	—	1,871	1,872	1,873	171,522	469,298	3,231,166	5,844,755	6,530,115
NY Venture No. of Units	—	—	—	—	—	15,935	33,761	339,756	606,825	708,417
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	28.966	23.285	24.066	19.942	18.137	18.144	16.643	12.654	—	—
Value at End of Year	32.412	28.966	23.285	24.066	19.942	18.137	18.144	16.643	—	—
Venture No. of Units	1,546,596	1,683,064	2,056,246	2,490,531	2,942,734	3,370,946	3,664,932	1,684,639	—	—
NY Venture No. of Units	210,971	215,579	266,378	291,169	335,268	377,051	402,316	170,168	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	42.798	34.543	35.845	29.821	27.230	27.350	25.188	19.228	16.675	17.299
Value at End of Year	47.698	42.798	34.543	35.845	29.821	27.230	27.350	25.188	19.228	16.675
Ven 22, 20 No. of Units	1,422,357	1,648,489	1,936,163	2,277,494	2,669,315	3,031,778	3,567,003	4,461,445	5,967,647	6,355,649
Ven 24 No. of Units	384,025	414,246	492,571	544,950	609,519	687,171	741,404	900,469	1,232,908	1,233,296
Ven 22, 20 Contracts with GEM
Value at Start of Year	41.395	33.478	34.810	29.018	26.549	26.720	24.656	18.860	16.389	17.036
Value at End of Year	46.042	41.395	33.478	34.810	29.018	26.549	26.720	24.656	18.860	16.389
No. of Units	90,462	103,885	112,192	133,121	160,774	178,089	199,185	221,503	289,653	305,566

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	18.713	17.250	13.182	11.443	11.883
Value at End of Year	—	—	—	—	—	—	18.713	17.250	13.182	11.443
No. of Units	—	—	—	—	—	—	5,244	146,807	271,355	292,900
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	29.739	23.991	24.883	20.691	18.884	18.958	17.450	13.315	—	—
Value at End of Year	33.161	29.739	23.991	24.883	20.691	18.884	18.958	17.450	—	—
No. of Units	65,989	75,203	93,034	108,944	130,232	156,793	187,039	79,873	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	27.787	22.496	23.405	19.517	17.876	17.991	16.606	12.705	16.178	16.841
Value at End of Year	30.882	27.787	22.496	23.405	19.517	17.876	17.991	16.606	12.705	16.178
No. of Units	168,439	177,133	204,251	254,146	300,656	372,021	448,910	622,781	871,144	976,368
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	18.884	18.958	17.450	13.315	11.541	11.966
Value at End of Year	—	—	—	—	—	18.884	18.958	17.450	13.315	11.541
Venture No. of Units	—	—	—	—	—	129,363	436,173	1,546,497	2,413,176	2,617,484
NY Venture No. of Units	—	—	—	—	—	8,808	21,196	174,268	279,485	305,079
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	28.559	23.004	23.824	19.781	18.026	18.069	16.607	12.653	—	—
Value at End of Year	31.893	28.559	23.004	23.824	19.781	18.026	18.069	16.607	—	—
Venture No. of Units	790,028	841,304	981,045	1,112,122	6,008,522	1,400,247	1,314,243	446,527	—	—
NY Venture No. of Units	93,397	91,193	102,966	122,299	134,648	158,738	171,198	58,536	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	24.394	18.679	16.248	16.905
Value at End of Year	—	—	—	—	—	—	—	24.394	18.679	16.248
NY Venture No. of Units	—	—	—	—	—	—	—	45,896	105,963	114,484
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	41.742	33.741	35.066	29.216	26.718	26.876	24.788	18.952	—	—
Value at End of Year	46.451	41.742	33.741	35.066	29.216	26.718	26.876	24.788	—	—
NY Venture No. of Units	22,143	25,535	31,377	36,210	41,678	46,921	69,643	42,243	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	19.228	16.675	17.299
Value at End of Year	—	—	—	—	—	—	—	—	19.228	16.675
No. of Units	—	—	—	—	—	—	—	—	357	357
American High-Income Bond Trust (merged into High Yield Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	15.533	13.908	13.885
Value at End of Year	—	—	—	—	—	—	—	—	15.533	13.908
Venture No. of Units	—	—	—	—	—	—	—	—	518,309	544,562
NY Venture No. of Units	—	—	—	—	—	—	—	—	42,581	41,466
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.314	13.747	13.758
Value at End of Year	—	—	—	—	—	—	—	—	15.314	13.747
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	329,105	306,800
Ven 24 No. of Units	—	—	—	—	—	—	—	—	50,161	29,523
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	15.141	13.619	13.657
Value at End of Year	—	—	—	—	—	—	—	—	15.141	13.619
No. of Units	—	—	—	—	—	—	—	—	15,469	20,681
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	15.228	13.683	13.707
Value at End of Year	—	—	—	—	—	—	—	—	15.228	13.683
No. of Units	—	—	—	—	—	—	—	—	87,817	96,214
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	15.013	13.524	13.582
Value at End of Year	—	—	—	—	—	—	—	—	15.013	13.524
No. of Units	—	—	—	—	—	—	—	—	23,586	24,646

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	15.358	13.779	13.783
Value at End of Year	—	—	—	—	—	—	—	—	15.358	13.779
Venture No. of Units	—	—	—	—	—	—	—	—	337,690	337,330
NY Venture No. of Units	—	—	—	—	—	—	—	—	22,224	24,249
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	15.056	13.556	13.607
Value at End of Year	—	—	—	—	—	—	—	—	15.056	13.556
NY Venture No. of Units	—	—	—	—	—	—	—	—	35,589	35,470
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	15.314	13.747	13.758
Value at End of Year	—	—	—	—	—	—	—	—	15.314	13.747
Ven 9 No. of Units	—	—	—	—	—	—	—	—	5,466	4,520
No. of Units	—	—	—	—	—	—	—	—	53,315	50,610
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	15.314	13.747	13.758
Value at End of Year	—	—	—	—	—	—	—	—	15.314	13.747
No. of Units	—	—	—	—	—	—	—	—	1,068	713
American International Trust - Series II Shares (units first credited 05-05-2003)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	15.748	15.748	18.436	14.182	13.932	14.832	15.491	12.952	11.174	13.202
Value at End of Year	21.336	15.748	15.748	18.436	14.182	13.932	14.832	15.491	12.952	11.174
Venture No. of Units	931	—	1,258	1,259	1,277	83,280	342,826	2,430,371	4,237,219	4,724,990
NY Venture No. of Units	—	—	—	—	—	485	14,533	226,902	365,525	426,909
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.934	15.641	18.284	14.044	13.776	14.643	15.271	12.749	—	—
Value at End of Year	21.256	18.934	15.641	18.284	14.044	13.776	14.643	15.271	—	—
Venture No. of Units	1,508,803	1,631,826	1,952,705	2,121,479	2,714,346	2,922,430	3,005,719	1,267,918	—	—
NY Venture No. of Units	179,493	185,050	219,191	217,979	266,578	291,134	300,895	104,891	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	37.388	31.010	36.396	28.067	27.642	29.500	30.889	25.891	22.393	26.522
Value at End of Year	41.805	37.388	31.010	36.396	28.067	27.642	29.500	30.889	25.891	22.393
Ven 22, 20 No. of Units	1,165,458	1,261,854	1,400,215	1,583,425	1,866,911	2,080,646	2,287,929	2,671,875	3,351,256	4,110,621
Ven 24 No. of Units	61,859	218,793	266,004	277,242	304,450	334,287	346,235	405,383	499,335	570,904
Ven 22, 20 Contracts with GEM
Value at Start of Year	36.163	30.053	35.344	27.311	26.950	28.820	30.237	25.395	22.009	26.119
Value at End of Year	40.354	36.163	30.053	35.344	27.311	26.950	28.820	30.237	25.395	22.009
No. of Units	50,684	55,189	64,957	69,826	84,949	91,053	91,389	97,262	121,985	153,237
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	14.388	15.080	12.653	10.955	12.987
Value at End of Year	—	—	—	—	—	—	14.388	15.080	12.653	10.955
No. of Units	—	—	—	—	—	—	4,134	112,297	174,885	187,743
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.520	15.353	18.011	13.882	13.665	14.576	15.255	12.780	—	—
Value at End of Year	20.719	18.520	15.353	18.011	13.882	13.665	14.576	15.255	—	—
No. of Units	61,035	65,018	78,196	81,704	106,233	112,634	144,853	46,283	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	35.270	29.355	34.575	26.757	26.443	28.320	29.757	25.030	21.725	25.820
Value at End of Year	39.298	35.270	29.355	34.575	26.757	26.443	28.320	29.757	25.030	21.725
No. of Units	106,800	111,251	132,369	143,550	178,111	194,979	217,017	274,144	373,585	437,802
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	13.665	14.576	15.255	12.780	11.048	13.079
Value at End of Year	—	—	—	—	—	13.665	14.576	15.255	12.780	11.048
Venture No. of Units	—	—	—	—	—	61,094	264,111	1,127,945	1,822,766	2,038,430
NY Venture No. of Units	—	—	—	—	—	32,716	45,166	172,168	277,659	304,272
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.668	15.452	18.099	13.930	13.691	14.583	15.239	12.748	—	—
Value at End of Year	20.915	18.668	15.452	18.099	13.930	13.691	14.583	15.239	—	—
Venture No. of Units	710,009	760,057	909,875	1,043,154	1,272,779	1,302,036	1,205,211	484,276	—	—
NY Venture No. of Units	95,491	95,760	107,599	119,456	174,246	155,200	157,155	66,284	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	29.916	25.151	21.819	25.919
Value at End of Year	—	—	—	—	—	—	—	29.916	25.151	21.819
NY Venture No. of Units	—	—	—	—	—	—	—	29,229	54,581	66,499
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	36.465	30.290	35.604	27.498	27.121	28.988	30.398	25.518	—	—
Value at End of Year	40.712	36.465	30.290	35.604	27.498	27.121	28.988	30.398	—	—
NY Venture No. of Units	16,105	18,843	22,539	24,269	30,916	32,825	44,681	19,598	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	37.388	31.010	36.396	28.067	27.642	29.500	30.889	25.891	22.393	26.522
Value at End of Year	41.805	37.388	31.010	36.396	28.067	27.642	29.500	30.889	25.891	22.393
Ven 9 No. of Units	10,186	13,848	14,231	14,225	19,955	23,282	24,203	30,161	32,955	33,635
No. of Units	70,685	10,019	83,720	89,841	105,937	134,564	163,120	174,113	198,663	248,642
Ven 3 Contracts with no Optional Riders
Value at Start of Year	37.388	31.010	36.396	28.067	27.642	29.500	30.889	25.891	22.393	26.522
Value at End of Year	41.805	37.388	31.010	36.396	28.067	27.642	29.500	30.889	25.891	22.393
No. of Units	13,783	16,004	17,547	17,697	11,940	13,747	13,919	15,602	18,078	23,434
American New World Trust (merged into Emerging Markets Value Trust eff 10-27-2017) - Series II Shares (units first credited 05-01-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	13.832	13.354	14.032	15.490	14.150	12.222	14.444
Value at End of Year	—	—	—	—	13.832	13.354	14.032	15.490	14.150	12.222
Venture No. of Units	—	—	—	—	8	36,849	164,611	403,700	431,007	484,881
NY Venture No. of Units	—	—	—	—	—	4,956	13,976	31,279	36,707	48,334
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	12.626	12.172	12.770	14.076	12.838	—	—
Value at End of Year	—	—	—	—	12.626	12.172	12.770	14.076	—	—
Venture No. of Units	—	—	—	—	305,908	311,623	255,422	19,875	—	—
NY Venture No. of Units	—	—	—	—	23,427	20,221	20,622	764	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.502	13.068	13.765	15.234	13.950	12.080	14.312
Value at End of Year	—	—	—	17.489	13.502	13.068	13.765	15.234	13.950	12.080
Ven 22, 20 No. of Units	—	—	—		753,405	775,767	878,305	985,032	1,028,399	1,165,027
Ven 24 No. of Units	—	—	—	—	172,298	172,263	152,684	110,641	135,172	135,753
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	13.243	12.843	13.556	15.032	13.793	11.968	14.207
Value at End of Year	—	—	—	—	13.243	12.843	13.556	15.032	13.793	11.968
No. of Units	—	—	—	—	24,843	30,233	30,578	31,263	38,962	60,796
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	15.133	13.871	12.024	14.259
Value at End of Year	—	—	—	—	—	—	—	15.133	13.871	12.024
No. of Units	—	—	—	—	—	—	—	6,972	10,625	10,654
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	13.567	13.125	13.818	15.285	13.990	—	—
Value at End of Year	—	—	—	17.583	13.567	13.125	13.818	15.285	—	—
No. of Units	—	—	—		11,592	9,554	8,158	3,922	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	13.052	12.677	13.400	14.882	13.676	11.884	14.129
Value at End of Year	—	—	—	—	13.052	12.677	13.400	14.882	13.676	11.884
No. of Units	—	—	—	—	6,792	6,895	8,604	13,074	24,791	34,127
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	13.125	13.818	15.285	13.990	12.108	14.338
Value at End of Year	—	—	—	—	—	13.125	13.818	15.285	13.990	12.108
Venture No. of Units	—	—	—	—	—	28,874	187,444	322,011	329,820	346,692
NY Venture No. of Units	—	—	—	—	—	2,792	25,535	19,521	19,096	20,590
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	12.524	12.097	12.717	14.046	12.837	—	—
Value at End of Year	—	—	—	—	12.524	12.097	12.717	14.046	—	—
Venture No. of Units	—	—	—	—	243,968	260,429	145,863	5,678	—	—
NY Venture No. of Units	—	—	—	—	10,942	10,963	10,384	1,464	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	13.452	14.932	13.715	11.912	14.155
Value at End of Year	—	—	—	—	—	—	13.452	14.932	13.715	11.912
NY Venture No. of Units	—	—	—	—	—	—	83	14,120	16,550	16,679
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	13.307	12.899	13.608	15.082	13.832	—	—
Value at End of Year	—	—	—	—	13.307	12.899	13.608	15.082	—	—
NY Venture No. of Units	—	—	—	—	5,863	11,001	12,130	909	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	13.502	13.068	13.765	15.234	13.950	12.080	14.312
Value at End of Year	—	—	—	—	13.502	13.068	13.765	15.234	13.950	12.080
Ven 9 No. of Units	—	—	—	—	15,274	15,306	22,536	30,051	34,584	39,935
No. of Units	—	—	—	—	66,532	75,949	100,465	112,385	147,882	159,424
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	13.502	13.068	13.765	15.234	13.950	12.080	14.312
Value at End of Year	—	—	—	—	13.502	13.068	13.765	15.234	13.950	12.080
No. of Units	—	—	—	—	2,263	2,308	2,559	3,280	3,426	3,708
BlackRock Advantage SMID CAP V.I. Fund (formerly BlackRock Advantage U.S. Total Market V.I. Fund) - Class II Shares (units first credited 10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	148.608	117.035	126.985	113.103	92.907	101.051	97.536	69.557	62.256	64.784
Value at End of Year	175.573	148.608	117.035	126.985	113.103	92.907	101.051	97.536	69.557	62.256
Ven 22, 20 No. of Units	12,683	14,271	15,623	17,117	18,668	19,776	20,874	26,621	30,115	34,128
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	27.408	29.870	28.889	20.643	18.513	19.304
Value at End of Year	—	—	—	—	—	27.408	29.870	28.889	20.643	18.513
No. of Units	—	—	—	—	—	908	908	914	919	980
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	148.608	117.035	126.985	113.103	92.907	101.051	97.536	69.557	62.256	64.784
Value at End of Year	175.573	148.608	117.035	126.985	113.103	92.907	101.051	97.536	69.557	62.256
Ven 7, 8 No. of Units	46	46	46	46	46	47	47	47	47	47
BlackRock Basic Value V.I. Fund (formerly Mercury Basic Value V.I. Fund) - Class II Shares (units first credited 10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	58.861	48.249	53.223	49.905	42.933	46.353	42.829	31.506	28.057	29.224
Value at End of Year	59.902	58.861	48.249	53.223	49.905	42.933	46.353	42.829	31.506	28.057
Ven 22, 20 No. of Units	45,861	49,776	54,498	66,752	74,216	87,107	89,512	105,601	128,190	155,020
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	22.034	23.837	22.069	16.267	14.515	15.149
Value at End of Year	—	—	—	—	—	22.034	23.837	22.069	16.267	14.515
No. of Units	—	—	—	—	—	525	525	525	526	526
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	53.223	49.905	42.933	46.353	42.829	31.506	28.057	29.224
Value at End of Year	—	—	—	53.223	49.905	42.933	46.353	42.829	31.506	28.057
Ven 7, 8 No. of Units	—	—	—	205	343	428	428	429	429	430
BlackRock Global Allocation V.I. Fund (formerly Mercury Global Allocation V.I. Fund) - Class II Shares (units first credited 10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	22.446	19.318	21.185	18.887	18.424	18.847	18.745	16.594	15.280	16.078
Value at End of Year	26.738	22.446	19.318	21.185	18.887	18.424	18.847	18.745	16.594	15.280
Ven 22, 20 No. of Units	9,535	9,600	9,979	10,063	34,178	35,608	38,619	42,947	43,666	49,972
Blue Chip Growth Trust - Series I Shares (units first credited 12-11-1992)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	15.918	12.500	—
Value at End of Year	—	—	—	—	—	—	—	—	15.918	—
Venture No. of Units	—	—	—	—	—	—	—	—	93	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	79.566	62.165	61.828	46.005	46.278	42.257	39.288	28.191	24.164	24.156
Value at End of Year	105.371	79.566	62.165	61.828	46.005	46.278	42.257	39.288	28.191	24.164
Ven 22, 20 No. of Units	1,334,831	1,503,238	1,695,918	1,918,651	2,196,273	2,540,269	2,805,589	3,320,517	3,815,540	4,361,294
Ven 24 No. of Units	37,377	16,554	48,792	57,255	62,063	71,734	92,101	109,918	112,774	137,073

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 22, 20 Contracts with GEM
Value at Start of Year	38.455	30.105	30.002	22.368	22.546	20.628	19.218	13.817	11.867	11.887
Value at End of Year	50.824	38.455	30.105	30.002	22.368	22.546	20.628	19.218	13.817	11.867
No. of Units	26,665	30,166	34,223	41,767	41,662	48,996	55,299	62,316	72,933	83,267
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	35.066	27.493	27.440	20.489	20.683	18.952	17.682	12.732	10.952	10.987
Value at End of Year	46.275	35.066	27.493	27.440	20.489	20.683	18.952	17.682	12.732	10.952
No. of Units	69,172	83,269	90,482	93,652	98,511	106,199	128,413	153,831	182,262	288,958
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	79.566	62.165	61.828	46.005	46.278	42.257	39.288	28.191	24.164	24.156
Value at End of Year	105.371	79.566	62.165	61.828	46.005	46.278	42.257	39.288	28.191	24.164
Ven 7, 8 No. of Units	476,973	545,136	650,320	724,370	788,629	889,304	999,255	1,161,127	1,282,946	1,495,050
Ven 9 No. of Units	171,549	189,611	215,227	238,696	275,483	302,098	333,470	370,874	401,834	459,266
Ven 3 Contracts with no Optional Riders
Value at Start of Year	79.566	62.165	61.828	46.005	46.278	42.257	39.288	28.191	24.164	24.156
Value at End of Year	105.371	79.566	62.165	61.828	46.005	46.278	42.257	39.288	28.191	24.164
No. of Units	22,054	25,172	28,862	30,904	32,568	50,703	55,463	61,820	55,582	70,165
Blue Chip Growth Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	25.828	23.574	21.901	15.709	13.457	13.446
Value at End of Year	—	—	—	—	—	25.828	23.574	21.901	15.709	13.457
Venture No. of Units	—	—	—	—	—	83,279	152,083	294,479	335,222	298,469
NY Venture No. of Units	—	—	—	—	—	11,184	13,776	49,955	37,928	35,708
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	36.077	28.132	27.920	20.741	20.821	18.975	17.602	12.607	—	—
Value at End of Year	47.884	36.077	28.132	27.920	20.741	20.821	18.975	17.602	—	—
Venture No. of Units	100,517	105,364	119,913	185,913	213,055	188,596	170,669	35,088	—	—
NY Venture No. of Units	8,124	8,629	10,127	10,831	24,442	20,825	10,457	108	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	51.037	39.958	39.816	29.696	29.930	27.387	25.507	18.341	15.751	15.777
Value at End of Year	67.469	51.037	39.958	39.816	29.696	29.930	27.387	25.507	18.341	15.751
Ven 22, 20 No. of Units	498,804	546,553	642,149	728,648	839,865	952,454	1,010,208	1,168,523	1,390,988	1,615,165
Ven 24 No. of Units	119,858	133,957	145,512	176,359	198,747	216,214	239,437	259,504	353,139	428,974
Ven 22, 20 Contracts with GEM
Value at Start of Year	49.267	38.649	38.590	28.839	29.124	26.703	24.920	17.954	15.451	15.507
Value at End of Year	64.999	49.267	38.649	38.590	28.839	29.124	26.703	24.920	17.954	15.451
No. of Units	58,147	61,788	64,446	23,398	40,346	42,275	48,877	63,281	158,887	172,965
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	22.869	21.321	15.346	13.193	13.228
Value at End of Year	—	—	—	—	—	—	22.869	21.321	15.346	13.193
No. of Units	—	—	—	—	—	—	587	16,690	21,422	23,004
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	43.285	33.872	33.735	25.147	25.333	23.169	21.568	15.501	—	—
Value at End of Year	57.249	43.285	33.872	33.735	25.147	25.333	23.169	21.568	—	—
No. of Units	5,160	5,184	5,807	5,994	6,547	6,893	15,469	3,723	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	47.980	37.696	37.695	28.212	28.534	26.201	24.488	17.670	15.229	15.307
Value at End of Year	63.206	47.980	37.696	37.695	28.212	28.534	26.201	24.488	17.670	15.229
No. of Units	51,764	70,726	74,629	87,165	92,909	131,481	123,440	155,655	195,791	206,072
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	25.333	23.169	21.568	15.501	13.306	13.321
Value at End of Year	—	—	—	—	—	25.333	23.169	21.568	15.501	13.306
Venture No. of Units	—	—	—	—	—	29,966	52,074	96,148	120,948	135,230
NY Venture No. of Units	—	—	—	—	—	1,905	5,154	6,945	8,146	8,123
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	35.570	27.793	27.639	20.573	20.693	18.897	17.565	12.605	—	—
Value at End of Year	47.117	35.570	27.793	27.639	20.573	20.693	18.897	17.565	—	—
Venture No. of Units	58,874	61,988	74,072	77,952	102,621	90,245	58,629	14,384	—	—
NY Venture No. of Units	2,108	1,947	5,758	5,800	3,575	1,707	894	247	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	24.631	17.764	15.302	15.373
Value at End of Year	—	—	—	—	—	—	—	24.631	17.764	15.302
NY Venture No. of Units	—	—	—	—	—	—	—	3,053	3,172	3,026
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	49.704	38.972	38.893	29.051	29.324	26.872	12.500	—	—	—
Value at End of Year	65.608	49.704	38.972	38.893	29.051	29.324	26.872	—	—	—
NY Venture No. of Units	1,036	1,052	1,105	1,106	1,106	2,459	2,765	—	—	—
Bond Trust - Series II Shares (units first credited 10-28-2011)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	13.497	13.741	13.434	13.213	13.359	12.822	13.185	12.569	12.500
Value at End of Year	—	—	13.497	13.741	13.434	13.213	13.359	12.822	13.185	12.569
Venture No. of Units	—	—	3,440	3,196	3,198	76,804	722,962	5,748,822	7,539,427	7,658,611
NY Venture No. of Units	—	—	—	—	—	9,124	41,846	596,486	804,554	857,354
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.850	12.866	13.078	12.767	12.538	12.658	12.131	12.456	—	—
Value at End of Year	14.926	13.850	12.866	13.078	12.767	12.538	12.658	12.131	—	—
Venture No. of Units	2,452,398	4,223,552	4,572,772	5,519,149	5,615,241	6,032,512	6,381,000	2,468,205	—	—
NY Venture No. of Units	526,962	390,424	563,473	630,424	623,657	668,269	733,820	270,826	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	14.214	13.257	13.530	13.261	13.075	13.254	12.752	13.146	12.564	12.500
Value at End of Year	15.257	14.214	13.257	13.530	13.261	13.075	13.254	12.752	13.146	12.564
Ven 22, 20 No. of Units	1,310,673	2,076,851	2,236,573	2,689,856	2,861,833	2,510,217	2,900,293	3,470,821	3,841,749	4,218,483
Ven 24 No. of Units	300,760	310,896	331,998	409,643	432,424	405,529	446,548	536,908	575,253	576,865
Ven 22, 20 Contracts with GEM
Value at Start of Year	13.983	13.068	13.364	13.125	12.967	13.170	12.697	13.115	12.559	12.500
Value at End of Year	14.979	13.983	13.068	13.364	13.125	12.967	13.170	12.697	13.115	12.559
No. of Units	75,636	86,238	81,782	113,690	109,886	80,339	91,971	105,270	109,064	133,873
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	13.212	12.724	13.131	12.562	12.500
Value at End of Year	—	—	—	—	—	—	13.212	12.724	13.131	12.562
No. of Units	—	—	—	—	—	—	8,613	246,455	359,031	356,596
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.272	13.305	13.572	13.296	13.103	13.275	12.766	13.154	—	—
Value at End of Year	15.327	14.272	13.305	13.572	13.296	13.103	13.275	12.766	—	—
No. of Units	162,658	170,654	188,359	226,553	255,425	273,419	331,000	119,370	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	13.812	12.928	13.241	13.023	12.886	13.107	12.655	13.092	12.556	12.500
Value at End of Year	14.774	13.812	12.928	13.241	13.023	12.886	13.107	12.655	13.092	12.556
No. of Units	241,695	238,628	248,609	323,863	365,250	334,230	413,042	562,204	556,719	592,278
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	13.103	13.275	12.766	13.154	12.565	12.500
Value at End of Year	—	—	—	—	—	13.103	13.275	12.766	13.154	12.565
Venture No. of Units	—	—	—	—	—	72,783	351,964	2,614,611	3,010,541	3,066,005
NY Venture No. of Units	—	—	—	—	—	34,004	72,224	379,253	428,704	429,936
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.655	12.711	12.946	12.664	12.461	12.606	12.105	12.454	—	—
Value at End of Year	14.687	13.655	12.711	12.946	12.664	12.461	12.606	12.105	—	—
Venture No. of Units	1,888,682	1,919,281	2,027,379	2,402,581	2,412,299	2,582,254	2,572,870	627,862	—	—
NY Venture No. of Units	259,144	251,802	254,197	281,621	302,607	304,921	315,284	80,003	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	13.128	12.669	13.100	12.557	12.500
Value at End of Year	—	—	—	—	—	—	13.128	12.669	13.100	12.557
NY Venture No. of Units	—	—	—	—	—	—	360	133,071	206,002	203,851
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.040	13.115	13.405	13.159	12.994	13.191	12.710	13.123	—	—
Value at End of Year	15.048	14.040	13.115	13.405	13.159	12.994	13.191	12.710	—	—
NY Venture No. of Units	88,544	101,354	115,097	136,599	133,445	143,209	198,914	98,376	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	14.214	13.257	13.530	13.261	13.075	13.254	12.752	13.146	12.564	12.500
Value at End of Year	15.257	14.214	13.257	13.530	13.261	13.075	13.254	12.752	13.146	12.564
Ven 9 No. of Units	22,215	22,300	24,200	26,256	33,527	31,804	33,706	33,569	41,984	42,976
No. of Units	92,494	95,347	100,860	139,681	164,924	128,124	142,327	135,209	163,895	173,613
Ven 3 Contracts with no Optional Riders
Value at Start of Year	14.214	13.257	13.530	13.261	13.075	13.254	12.752	13.146	12.564	12.500
Value at End of Year	15.257	14.214	13.257	13.530	13.261	13.075	13.254	12.752	13.146	12.564
No. of Units	17,506	17,471	17,664	19,580	23,828	11,606	11,715	13,086	10,666	12,597
Capital Appreciation Trust - Series I Shares (units first credited 11-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	30.311	23.130	23.648	17.564	18.005	16.382	15.151	11.181	9.777	9.907
Value at End of Year	46.639	30.311	23.130	23.648	17.564	18.005	16.382	15.151	11.181	9.777
Ven 22, 20 No. of Units	2,135,900	2,402,972	2,716,151	3,035,472	3,520,342	3,944,681	4,523,898	5,099,239	5,983,743	6,922,674
Ven 24 No. of Units	85,590	102,177	115,720	133,175	146,742	165,366	189,550	217,784	243,352	286,982
Ven 22, 20 Contracts with GEM
Value at Start of Year	31.341	23.964	24.549	18.270	18.766	17.109	15.854	11.724	10.273	10.430
Value at End of Year	48.127	31.341	23.964	24.549	18.270	18.766	17.109	15.854	11.724	10.273
No. of Units	25,181	29,614	32,599	34,508	36,445	40,376	34,974	32,615	36,624	47,003
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	28.343	21.704	22.268	16.597	17.074	15.589	14.468	10.715	6.999	7.116
Value at End of Year	43.459	28.343	21.704	22.268	16.597	17.074	15.589	14.468	10.715	6.999
No. of Units	39,974	45,466	59,500	71,680	90,649	108,774	137,112	159,612	180,873	230,883
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	30.311	23.130	23.648	17.564	18.005	16.382	15.151	11.181	9.777	9.907
Value at End of Year	46.639	30.311	23.130	23.648	17.564	18.005	16.382	15.151	11.181	9.777
Ven 7, 8 No. of Units	676,195	727,609	823,617	915,050	1,008,908	1,128,890	1,254,688	1,459,326	1,650,553	1,916,411
Ven 9 No. of Units	183,532	197,658	226,103	245,381	269,170	297,680	337,891	375,657	427,516	484,843
Ven 3 Contracts with no Optional Riders
Value at Start of Year	30.311	23.130	23.648	17.564	18.005	16.382	15.151	11.181	9.777	9.907
Value at End of Year	46.639	30.311	23.130	23.648	17.564	18.005	16.382	15.151	11.181	9.777
No. of Units	204,229	221,071	231,823	243,948	282,141	318,558	341,601	364,428	426,409	486,587
Capital Appreciation Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	24.318	22.127	20.447	15.086	13.175	13.350
Value at End of Year	—	—	—	—	—	24.318	22.127	20.447	15.086	13.175
Venture No. of Units	—	—	—	—	—	13,988	35,077	69,584	97,192	106,819
NY Venture No. of Units	—	—	—	—	—	1,295	2,178	5,866	10,805	2,424
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	34.841	26.530	27.066	20.071	20.532	18.655	17.213	12.681	—	—
Value at End of Year	53.706	34.841	26.530	27.066	20.071	20.532	18.655	17.213	—	—
Venture No. of Units	24,369	32,778	39,567	46,943	52,044	52,732	44,208	19,429	—	—
NY Venture No. of Units	629	690	1,284	1,502	1,343	584	168	169	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	46.570	35.603	36.470	27.152	27.888	25.439	23.566	17.431	15.261	15.502
Value at End of Year	71.500	46.570	35.603	36.470	27.152	27.888	25.439	23.566	17.431	15.261
Ven 22, 20 No. of Units	294,117	344,019	380,741	468,537	549,251	604,341	706,518	870,255	1,056,351	1,204,701
Ven 24 No. of Units	69,492	64,070	71,827	78,402	82,421	98,942	105,178	129,155	188,168	229,742
Ven 22, 20 Contracts with GEM
Value at Start of Year	44.955	34.438	35.347	26.368	27.137	24.804	23.024	17.064	14.970	15.237
Value at End of Year	68.882	44.955	34.438	35.347	26.368	27.137	24.804	23.024	17.064	14.970
No. of Units	16,608	17,752	20,132	21,758	27,185	28,822	34,570	43,542	54,789	64,229
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	19.905	14.738	12.916	13.133
Value at End of Year	—	—	—	—	—	—	—	19.905	14.738	12.916
No. of Units	—	—	—	—	—	—	—	622	647	235
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	39.910	30.497	31.223	23.234	23.852	21.747	20.136	14.886	—	—
Value at End of Year	61.306	39.910	30.497	31.223	23.234	23.852	21.747	20.136	—	—
No. of Units	1,079	135	187	210	414	883	841	430	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	43.781	33.588	34.527	25.795	26.587	24.338	22.625	16.794	14.755	15.041
Value at End of Year	66.982	43.781	33.588	34.527	25.795	26.587	24.338	22.625	16.794	14.755
No. of Units	29,397	40,069	48,087	52,589	58,305	65,703	74,056	86,464	114,093	136,356
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	23.852	21.747	20.136	14.886	13.026	13.226
Value at End of Year	—	—	—	—	—	23.852	21.747	20.136	14.886	13.026
Venture No. of Units	—	—	—	—	—	8,059	75,017	89,923	85,804	91,904
NY Venture No. of Units	—	—	—	—	—	10,420	12,116	1,297	1,393	1,425
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	34.352	26.210	26.794	19.908	20.407	18.578	17.176	12.679	—	—
Value at End of Year	52.846	34.352	26.210	26.794	19.908	20.407	18.578	17.176	—	—
Venture No. of Units	82,786	86,091	91,664	96,411	98,712	89,712	23,342	11,049	—	—
NY Venture No. of Units	9	12	13	14	16	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	22.757	16.883	14.826	15.106
Value at End of Year	—	—	—	—	—	—	—	22.757	16.883	14.826
NY Venture No. of Units	—	—	—	—	—	—	—	816	891	486
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	27.323	24.961	12.500	—	—	—
Value at End of Year	—	—	—	—	—	27.323	24.961	—	—	—
NY Venture No. of Units	—	—	—	—	—	197	408	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	46.570	35.603	36.470	27.152	27.888	25.439	23.566	17.431	15.261	15.502
Value at End of Year	71.500	46.570	35.603	36.470	27.152	27.888	25.439	23.566	17.431	15.261
Ven 9 No. of Units	148	154	159	165	170	176	182	187	193	198
Capital Appreciation Value Trust - Series II Shares (units first credited 06-16-2008)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	20.904	20.120	18.165	15.070	13.315	13.092
Value at End of Year	—	—	—	—	—	20.904	20.120	18.165	15.070	13.315
Venture No. of Units	—	—	—	—	—	2,962,350	5,477,596	6,183,277	6,866,369	7,164,185
NY Venture No. of Units	—	—	—	—	—	96,503	219,520	241,055	259,619	272,140
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	26.050	21.203	21.394	18.792	17.600	16.915	15.249	12.631	—	—
Value at End of Year	30.223	26.050	21.203	21.394	18.792	17.600	16.915	15.249	—	—
Venture No. of Units	3,143,363	3,549,110	4,105,952	4,593,194	5,373,832	2,688,384	349,580	159,237	—	—
NY Venture No. of Units	100,641	124,254	145,473	173,369	183,495	108,146	11,875	2,479	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	29.879	24.417	24.737	21.815	20.513	19.793	17.915	14.899	13.198	13.009
Value at End of Year	34.527	29.879	24.417	24.737	21.815	20.513	19.793	17.915	14.899	13.198
Ven 22, 20 No. of Units	304,490	308,244	319,354	379,510	325,332	319,832	282,962	195,767	251,175	294,319
Ven 24 No. of Units	2,963	2,910	2,852	3,252	5,683	2,017	3,706	3,276	46,971	48,466
Ven 22, 20 Contracts with GEM
Value at Start of Year	29.197	23.907	24.269	21.445	20.206	19.536	17.718	14.765	13.105	12.943
Value at End of Year	33.671	29.197	23.907	24.269	21.445	20.206	19.536	17.718	14.765	13.105
No. of Units	6,256	9,089	7,641	10,446	8,554	6,266	7,213	7,339	12,232	12,593
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	17.816	14.832	13.151	12.976
Value at End of Year	—	—	—	—	—	—	—	17.816	14.832	13.151
No. of Units	—	—	—	—	—	—	—	218	232	247
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	—	19.858	12.500	—	—	—
Value at End of Year	—	—	—	—	—	—	19.858	—	—	—
No. of Units	—	—	—	—	—	—	1,406	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	28.696	23.532	23.924	21.172	19.979	19.345	17.571	14.664	13.035	12.894
Value at End of Year	33.043	28.696	23.532	23.924	21.172	19.979	19.345	17.571	14.664	13.035
No. of Units	1,629	1,755	1,902	1,676	2,622	964	191	606	613	1,665

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	21.908	20.591	19.858	17.965	14.933	13.221	13.026
Value at End of Year	—	—	—	—	21.908	20.591	19.858	17.965	14.933	13.221
Venture No. of Units	—	—	—	—	796	1,322,087	2,138,462	2,342,815	2,517,225	2,672,810
NY Venture No. of Units	—	—	—	—	—	99,579	170,820	210,088	217,770	239,743
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	25.684	20.947	21.179	18.640	17.493	16.845	15.216	12.630	—	—
Value at End of Year	29.739	25.684	20.947	21.179	18.640	17.493	16.845	15.216	—	—
Venture No. of Units	1,226,407	1,337,162	1,573,785	1,799,544	2,064,757	885,921	137,828	46,499	—	—
NY Venture No. of Units	89,511	96,762	106,073	169,935	189,362	100,902	22,004	1,270	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	17.620	14.698	13.058	12.911
Value at End of Year	—	—	—	—	—	—	—	17.620	14.698	13.058
NY Venture No. of Units	—	—	—	—	—	—	—	681	10,597	10,656
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	29.366	24.033	24.385	21.537	20.282	19.600	17.767	14.798	—	—
Value at End of Year	33.883	29.366	24.033	24.385	21.537	20.282	19.600	17.767	—	—
NY Venture No. of Units	12,244	12,339	12,472	13,174	13,247	13,347	13,508	9,432	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	29.879	24.417	24.737	21.815	20.513	19.793	17.915	14.899	13.198	13.009
Value at End of Year	34.527	29.879	24.417	24.737	21.815	20.513	19.793	17.915	14.899	13.198
Ven 9 No. of Units	7,689	3,659	3,642	4,369	4,674	3,618	709	—	—	—
No. of Units	40,870	45,815	37,919	42,893	31,885	20,577	16,201	8,565	10,191	10,194
Ven 3 Contracts with no Optional Riders
Value at Start of Year	29.879	24.417	24.737	21.815	20.513	19.793	12.500	—	—	—
Value at End of Year	34.527	29.879	24.417	24.737	21.815	20.513	19.793	—	—	—
No. of Units	192	54	2,535	1,765	2,353	187	41	—	—	—
Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	12.756	11.385	11.813
Value at End of Year	—	—	—	—	—	—	—	—	12.756	11.385
Venture No. of Units	—	—	—	—	—	—	—	—	3,724,057	3,795,289
NY Venture No. of Units	—	—	—	—	—	—	—	—	198,316	212,885
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.612	11.284	11.738
Value at End of Year	—	—	—	—	—	—	—	—	12.612	11.284
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	92,130	112,678
Ven 24 No. of Units	—	—	—	—	—	—	—	—	3,058	2,995
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	12.498	11.205	11.679
Value at End of Year	—	—	—	—	—	—	—	—	12.498	11.205
No. of Units	—	—	—	—	—	—	—	—	1,183	3,698
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	12.640	11.304	11.753
Value at End of Year	—	—	—	—	—	—	—	—	12.640	11.304
Venture No. of Units	—	—	—	—	—	—	—	—	1,485,325	1,549,542
NY Venture No. of Units	—	—	—	—	—	—	—	—	184,888	187,848
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	12.441	11.165	11.649
Value at End of Year	—	—	—	—	—	—	—	—	12.441	11.165
NY Venture No. of Units	—	—	—	—	—	—	—	—	827	827
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	12.612	11.284	11.738
Value at End of Year	—	—	—	—	—	—	—	—	12.612	11.284
No. of Units	—	—	—	—	—	—	—	—	1,144	1,387
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	16.022	16.486
Value at End of Year	—	—	—	—	—	—	—	—	—	16.022
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	—	1,988,995
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	—	168,405

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.916	16.418
Value at End of Year	—	—	—	—	—	—	—	—	—	15.916
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	169,094
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	52,258
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	15.874	16.391
Value at End of Year	—	—	—	—	—	—	—	—	—	15.874
No. of Units	—	—	—	—	—	—	—	—	—	855
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	15.768	16.322
Value at End of Year	—	—	—	—	—	—	—	—	—	15.768
No. of Units	—	—	—	—	—	—	—	—	—	6,476
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	15.937	16.432
Value at End of Year	—	—	—	—	—	—	—	—	—	15.937
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	—	906,304
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	—	202,952
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	15.789	16.336
Value at End of Year	—	—	—	—	—	—	—	—	—	15.789
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	—	38,212
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	15.916	16.418
Value at End of Year	—	—	—	—	—	—	—	—	—	15.916
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	432
No. of Units	—	—	—	—	—	—	—	—	—	8,735
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	16.632	16.675
Value at End of Year	—	—	—	—	—	—	—	—	—	16.632
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	—	3,879,903
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	—	278,809
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.522	16.606
Value at End of Year	—	—	—	—	—	—	—	—	—	16.522
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	278,659
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	15,688
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	16.434	16.551
Value at End of Year	—	—	—	—	—	—	—	—	—	16.434
No. of Units	—	—	—	—	—	—	—	—	—	5,182
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	16.478	16.578
Value at End of Year	—	—	—	—	—	—	—	—	—	16.478
No. of Units	—	—	—	—	—	—	—	—	—	19,578
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	16.368	16.509
Value at End of Year	—	—	—	—	—	—	—	—	—	16.368
No. of Units	—	—	—	—	—	—	—	—	—	53,259
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	16.543	16.620
Value at End of Year	—	—	—	—	—	—	—	—	—	16.543
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	—	1,821,767
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	—	369,983
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	16.390	16.523
Value at End of Year	—	—	—	—	—	—	—	—	—	16.390
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	—	353

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	16.522	16.606
Value at End of Year	—	—	—	—	—	—	—	—	—	16.522
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	1,192
No. of Units	—	—	—	—	—	—	—	—	—	24,220
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	16.522	16.606
Value at End of Year	—	—	—	—	—	—	—	—	—	16.522
No. of Units	—	—	—	—	—	—	—	—	—	217
Core Bond Trust - Series I Shares (units first credited 04-24-2015)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.526	17.344	17.694	17.352	17.127	17.592	—	—	—	—
Value at End of Year	19.843	18.526	17.344	17.694	17.352	17.127	—	—	—	—
Ven 22, 20 No. of Units	1,283,056	1,349,159	1,486,165	1,677,329	1,969,954	2,225,099	—	—	—	—
Ven 24 No. of Units	79,064	81,183	84,592	95,680	105,053	113,848	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	17.991	16.876	17.251	16.951	16.765	17.245	—	—	—	—
Value at End of Year	19.231	17.991	16.876	17.251	16.951	16.765	—	—	—	—
No. of Units	25,141	29,735	32,637	43,036	44,007	50,269	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.599	16.534	16.926	16.657	16.499	16.988	—	—	—	—
Value at End of Year	18.784	17.599	16.534	16.926	16.657	16.499	—	—	—	—
No. of Units	80,093	99,481	110,377	134,027	146,696	164,496	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	18.526	17.344	17.694	17.352	17.127	17.592	—	—	—	—
Value at End of Year	19.843	18.526	17.344	17.694	17.352	17.127	—	—	—	—
Ven 7, 8 No. of Units	294,237	320,330	357,791	418,189	468,605	523,063	—	—	—	—
Ven 9 No. of Units	109,113	108,236	111,523	114,807	124,066	131,446	—	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	18.526	17.344	17.694	17.352	17.127	17.592	—	—	—	—
Value at End of Year	19.843	18.526	17.344	17.694	17.352	17.127	—	—	—	—
No. of Units	34,759	40,073	41,871	43,020	48,928	46,848	—	—	—	—
Core Bond Trust - Series II Shares (units first credited 05-01-2005)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	12.341	12.175	12.500	—	—	—	—
Value at End of Year	—	—	—	—	12.341	12.175	—	—	—	—
Venture 2006 No. of Units	—	—	—	—	14	269,813	—	—	—	—
Venture 2006 No. of Units	—	—	—	—	—	27,918	—	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.283	12.417	12.642	12.372	12.187	12.500	—	—	—	—
Value at End of Year	14.269	13.283	12.417	12.642	12.372	12.187	—	—	—	—
Venture No. of Units	341,262	356,162	373,125	489,390	571,025	495,868	—	—	—	—
NY Venture No. of Units	30,649	33,716	37,712	43,748	46,685	25,631	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.347	17.220	17.603	17.296	17.105	17.327	16.619	17.260	16.472	15.461
Value at End of Year	19.630	18.347	17.220	17.603	17.296	17.105	17.327	16.619	17.260	16.472
Ven 22, 20 No. of Units	663,875	680,318	759,696	882,048	1,015,950	1,066,675	174,941	156,905	218,140	304,341
Ven 24 No. of Units	148,894	152,404	170,354	195,293	227,900	258,796	18,466	17,165	21,609	13,409
Ven 22, 20 Contracts with GEM
Value at Start of Year	17.816	16.756	17.162	16.897	16.744	16.333	16.333	16.997	16.254	15.287
Value at End of Year	19.024	17.816	16.756	17.162	16.897	16.744	16.333	16.333	16.997	16.254
No. of Units	31,501	47,253	47,531	66,075	71,122	71,313	—	183	192	4,148
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.067	12.258	12.524	12.300	12.158	12.500	—	—	—	—
Value at End of Year	13.987	13.067	12.258	12.524	12.300	12.158	—	—	—	—
No. of Units	5,000	5,050	6,261	8,121	13,860	20,003	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.428	16.415	16.839	16.603	16.478	16.751	16.122	16.802	16.092	15.157
Value at End of Year	18.582	17.428	16.415	16.839	16.603	16.478	16.751	16.122	16.802	16.092
No. of Units	138,431	133,006	154,432	184,474	245,571	270,280	49,309	32,668	39,351	36,050

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	17.352	17.127	17.327	16.619	17.260	16.472	15.461
Value at End of Year	—	—	—	—	17.352	17.127	17.327	16.619	17.260	16.472
Ven 9 No. of Units	—	—	—	—	—	—	3,925	3,928	8,230	8,832
No. of Units	—	—	—	—	—	—	26,661	22,047	26,831	34,207
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	12.158	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	12.158	—	—	—	—
Venture 2006 No. of Units	—	—	—	—	—	98,864	—	—	—	—
Venture 2006 No. of Units	—	—	—	—	—	18,938	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.159	12.326	12.575	12.331	12.171	12.500	—	—	—	—
Value at End of Year	14.107	13.159	12.326	12.575	12.331	12.171	—	—	—	—
Venture No. of Units	178,116	230,481	240,588	281,855	316,656	280,576	—	—	—	—
NY Venture No. of Units	36,913	37,560	37,910	46,923	51,295	30,776	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.947	16.870	17.271	16.996	16.834	12.500	—	—	—	—
Value at End of Year	19.173	17.947	16.870	17.271	16.996	16.834	—	—	—	—
NY Venture No. of Units	730	730	730	1,426	1,450	2,738	—	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	17.327	16.619	17.260	16.472	15.461
Value at End of Year	—	—	—	—	—	—	17.327	16.619	17.260	16.472
No. of Units	—	—	—	—	—	—	2,243	2,404	2,570	2,741
Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	16.576	17.105
Value at End of Year	—	—	—	—	—	—	—	—	—	16.576
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	—	3,426,950
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	—	212,478
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.466	17.034
Value at End of Year	—	—	—	—	—	—	—	—	—	16.466
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	430,353
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	63,593
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	16.379	16.978
Value at End of Year	—	—	—	—	—	—	—	—	—	16.379
No. of Units	—	—	—	—	—	—	—	—	—	6,666
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	16.422	17.006
Value at End of Year	—	—	—	—	—	—	—	—	—	16.422
No. of Units	—	—	—	—	—	—	—	—	—	6,347
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	16.313	16.935
Value at End of Year	—	—	—	—	—	—	—	—	—	16.313
No. of Units	—	—	—	—	—	—	—	—	—	29,757
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	16.488	17.048
Value at End of Year	—	—	—	—	—	—	—	—	—	16.488
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	—	1,332,949
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	—	140,040
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	16.335	16.949
Value at End of Year	—	—	—	—	—	—	—	—	—	16.335
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	—	6,823
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	16.466	17.034
Value at End of Year	—	—	—	—	—	—	—	—	—	16.466
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	364
No. of Units	—	—	—	—	—	—	—	—	—	7,141

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	17.383	15.869	15.970
Value at End of Year	—	—	—	—	—	—	—	—	17.383	15.869
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	6,535,393	6,281,785
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	433,851	429,573
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.224	15.764	15.903
Value at End of Year	—	—	—	—	—	—	—	—	17.224	15.764
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	387,830	406,901
Ven 24 No. of Units	—	—	—	—	—	—	—	—	58,280	49,001
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	17.098	15.680	15.850
Value at End of Year	—	—	—	—	—	—	—	—	17.098	15.680
No. of Units	—	—	—	—	—	—	—	—	1,188	5,183
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	17.161	15.722	15.877
Value at End of Year	—	—	—	—	—	—	—	—	17.161	15.722
No. of Units	—	—	—	—	—	—	—	—	7,849	3,721
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	17.004	15.617	15.811
Value at End of Year	—	—	—	—	—	—	—	—	17.004	15.617
No. of Units	—	—	—	—	—	—	—	—	27,922	9,920
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	17.256	15.785	15.917
Value at End of Year	—	—	—	—	—	—	—	—	17.256	15.785
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	3,114,690	3,132,967
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	499,231	503,603
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	17.035	15.638	15.824
Value at End of Year	—	—	—	—	—	—	—	—	17.035	15.638
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	20,334	5,726
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	17.224	15.764	15.903
Value at End of Year	—	—	—	—	—	—	—	—	17.224	15.764
Ven 9 No. of Units	—	—	—	—	—	—	—	—	418	420
No. of Units	—	—	—	—	—	—	—	—	31,327	28,115
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	17.311	15.512	16.303
Value at End of Year	—	—	—	—	—	—	—	—	17.311	15.512
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	5,699,267	6,049,162
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	460,516	484,933
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.153	15.409	16.235
Value at End of Year	—	—	—	—	—	—	—	—	17.153	15.409
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	568,127	587,503
Ven 24 No. of Units	—	—	—	—	—	—	—	—	15,648	18,059
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	17.028	15.327	16.181
Value at End of Year	—	—	—	—	—	—	—	—	17.028	15.327
No. of Units	—	—	—	—	—	—	—	—	7,758	6,312
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	17.090	15.368	16.208
Value at End of Year	—	—	—	—	—	—	—	—	17.090	15.368
No. of Units	—	—	—	—	—	—	—	—	3,337	3,518
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	16.934	15.266	16.141
Value at End of Year	—	—	—	—	—	—	—	—	16.934	15.266
No. of Units	—	—	—	—	—	—	—	—	43,248	34,338

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	17.185	15.429	16.248
Value at End of Year	—	—	—	—	—	—	—	—	17.185	15.429
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	2,827,336	2,685,750
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	315,947	361,252
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	16.965	15.286	16.154
Value at End of Year	—	—	—	—	—	—	—	—	16.965	15.286
Venture 2006 No. of Units	—	—	—	—	—	—	—	—	12,022	1,039
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	17.153	15.409	16.235
Value at End of Year	—	—	—	—	—	—	—	—	17.153	15.409
Ven 9 No. of Units	—	—	—	—	—	—	—	—	2,166	974
No. of Units	—	—	—	—	—	—	—	—	4,715	7,515
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	17.153	12.500	—
Value at End of Year	—	—	—	—	—	—	—	—	17.153	—
No. of Units	—	—	—	—	—	—	—	—	72	—
Core Strategy Trust (merged into Lifestyle Growth Portfolio eff 10-27-2017) - Series II Shares (units first credited 02-13-2006)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	19.024	17.993	18.269	17.449	14.828	13.361	13.514
Value at End of Year	—	—	—	—	19.024	17.993	18.269	17.449	14.828	13.361
Venture No. of Units		—	—	—	7,527,429	31,491,721	56,146,127	66,446,934	13,475,326	13,677,760
NY Venture No. of Units	—	—	—	—	450,471	1,497,815	2,970,277	3,555,858	890,516	916,735
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	16.294	15.387	15.600	14.877	12.624	—	—
Value at End of Year	—	—	—	—	16.294	15.387	15.600	14.877	—	—
Venture No. of Units	—	—	—	—	57,073,096	33,910,346	8,949,763	1,961,298	—	—
NY Venture No. of Units	—	—	—	—	3,041,127	1,913,351	611,200	128,930	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	18.952	17.969	18.291	17.514	14.920	13.478	13.667
Value at End of Year	—	—	—	—	18.952	17.969	18.291	17.514	14.920	13.478
Ven 22, 20 No. of Units	—	—	—	—	2,689,755	2,828,949	2,786,310	2,980,494	637,327	614,137
Ven 24 No. of Units	—	—	—	—	178,212	194,221	224,297	295,565	109,376	106,952
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	18.544	17.618	17.969	17.240	14.716	13.320	13.534
Value at End of Year	—	—	—	—	18.544	17.618	17.969	17.240	14.716	13.320
No. of Units	—	—	—	—	40,173	31,702	35,103	47,185	2,421	458
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	17.723	16.986	14.486	13.098	13.295
Value at End of Year	—	—	—	—	—	—	17.723	16.986	14.486	13.098
No. of Units	—	—	—	—	—	—	5,027	74,927	84,362	89,492
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	18.622	17.648	17.955	17.183	14.632	—	—
Value at End of Year	—	—	—	—	18.622	17.648	17.955	17.183	—	—
No. of Units	—	—	—	—	53,291	81,247	124,676	30,063	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	18.244	17.358	17.731	17.037	14.565	13.203	13.435
Value at End of Year	—	—	—	—	18.244	17.358	17.731	17.037	14.565	13.203
No. of Units	—	—	—	—	108,134	205,524	241,403	277,737	69,715	65,375
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	18.622	17.648	17.955	17.183	14.632	13.210	13.388
Value at End of Year	—	—	—	—	18.622	17.648	17.955	17.183	14.632	13.210
Venture No. of Units	—	—	—		3,015,001	13,026,772	23,244,692	26,454,074	4,638,098	4,536,137
NY Venture No. of Units	—	—	—		442,473	1,493,973	2,992,093	3,481,565	582,792	616,536
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	21.326	20.180	20.500	19.590	16.656	—	—
Value at End of Year	—	—	—	—	21.326	20.180	20.500	19.590	—	—
Venture No. of Units	—	—	—	—	16,815,044	9,885,134	2,269,224	380,360	—	—
NY Venture No. of Units	—	—	—	—	1,799,914	1,196,910	298,203	81,234	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	17.104	14.615	13.242	13.468
Value at End of Year	—	—	—	—	—	—	—	17.104	14.615	13.242
NY Venture No. of Units	—	—	—	—	—	—	—	150,580	177,853	201,489
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	18.645	17.705	18.049	17.308	14.767	—	—
Value at End of Year	—	—	—	—	18.645	17.705	18.049	17.308	—	—
NY Venture No. of Units	—	—	—	—	202,162	198,427	225,839	81,548	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	18.952	17.969	18.291	17.514	14.920	13.478	13.667
Value at End of Year	—	—	—	—	18.952	17.969	18.291	17.514	14.920	13.478
Ven 9 No. of Units	—	—	—	—	12,674	7,931	11,034	10,734	9,247	10,296
No. of Units	—	—	—	—	45,793	53,027	60,395	61,150	8,063	9,149
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	18.952	17.969	18.291	17.514	14.920	13.521	—
Value at End of Year	—	—	—	—	18.952	17.969	18.291	17.514	14.920	—
No. of Units	—	—	—	—	1,788	1,807	1,902	7,337	70	—
Disciplined Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	13.809	12.407	12.844
Value at End of Year	—	—	—	—	—	—	—	—	13.809	12.407
Venture No. of Units	—	—	—	—	—	—	—	—	6,030,251	6,183,430
NY Venture No. of Units	—	—	—	—	—	—	—	—	208,440	216,823
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.653	12.298	12.763
Value at End of Year	—	—	—	—	—	—	—	—	13.653	12.298
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	180,278	203,551
Ven 24 No. of Units	—	—	—	—	—	—	—	—	29,740	29,705
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	13.530	12.211	12.698
Value at End of Year	—	—	—	—	—	—	—	—	13.530	12.211
No. of Units	—	—	—	—	—	—	—	—	573	574
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	13.438	12.146	12.650
Value at End of Year	—	—	—	—	—	—	—	—	13.438	12.146
No. of Units	—	—	—	—	—	—	—	—	79	79
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	13.684	12.320	12.779
Value at End of Year	—	—	—	—	—	—	—	—	13.684	12.320
Venture No. of Units	—	—	—	—	—	—	—	—	1,256,933	1,337,130
NY Venture No. of Units	—	—	—	—	—	—	—	—	123,194	127,684
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	13.468	12.168	12.666
Value at End of Year	—	—	—	—	—	—	—	—	13.468	12.168
NY Venture No. of Units	—	—	—	—	—	—	—	—	1,114	1,112
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	13.653	12.298	12.763
Value at End of Year	—	—	—	—	—	—	—	—	13.653	12.298
No. of Units	—	—	—	—	—	—	—	—	7,969	7,918
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	13.653	12.298	12.763
Value at End of Year	—	—	—	—	—	—	—	—	13.653	12.298
No. of Units	—	—	—	—	—	—	—	—	6,080	6,082
Disciplined Value International Trust (formerly International Value Trust) - Series I Shares (units first credited 05-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	20.738	18.722	22.347	19.345	17.478	19.227	22.286	15.585	13.239	15.406
Value at End of Year	21.119	20.738	18.722	22.347	19.345	17.478	19.227	22.286	15.585	13.239
Ven 22, 20 No. of Units	1,267,456	1,390,046	1,575,079	1,732,405	1,995,670	1,699,482	1,914,785	2,139,953	2,473,384	2,915,359
Ven 24 No. of Units	37,835	41,170	42,900	48,532	52,490	41,935	52,949	61,608	69,461	82,705

Venture Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Ven 22, 20 Contracts with GEM
Value at Start of Year	21.136	19.119	22.867	19.835	17.957	19.793	22.988	18.517	15.762	18.378
Value at End of Year	21.481	21.136	19.119	22.867	19.835	17.957	19.793	22.988	18.517	15.762
No. of Units	11,704	12,132	12,740	14,194	15,299	11,440	13,443	13,418	14,941	16,844
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	19.413	17.587	21.066	18.300	16.592	18.316	21.305	17.186	14.652	17.109
Value at End of Year	19.699	19.413	17.587	21.066	18.300	16.592	18.316	21.305	17.186	14.652
No. of Units	26,634	28,275	37,910	53,799	59,432	53,108	57,022	62,184	73,552	79,074
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	20.738	18.722	22.347	19.345	17.478	19.227	22.286	17.915	15.219	17.710
Value at End of Year	21.119	20.738	18.722	22.347	19.345	17.478	19.227	22.286	17.915	15.219
Ven 7, 8 No. of Units	244,795	272,993	307,965	344,858	380,704	356,427	410,604	468,968	534,355	628,728
Ven 9 No. of Units	90,189	99,249	106,884	123,411	139,454	124,693	131,975	147,898	159,409	180,182
Ven 3 Contracts with no Optional Riders
Value at Start of Year	20.738	18.722	22.347	19.345	17.478	19.227	22.286	17.915	15.219	17.710
Value at End of Year	21.119	20.738	18.722	22.347	19.345	17.478	19.227	22.286	17.915	15.219
No. of Units	19,644	22,888	24,241	24,822	37,402	32,353	37,574	37,515	43,734	50,329
Disciplined Value International Trust (formerly International Value Trust) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	12.211	13.419	15.541	12.487	10.609	12.333
Value at End of Year	—	—	—	—	—	12.211	13.419	15.541	12.487	10.609
Venture No. of Units	—	—	—	—	—	24,535	78,598	197,384	241,832	286,300
NY Venture No. of Units	—	—	—	—	—	2,975	173	10,157	14,746	21,755
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.236	13.724	16.342	14.122	12.742	13.982	16.168	12.971	—	—
Value at End of Year	15.547	15.236	13.724	16.342	14.122	12.742	13.982	16.168	—	—
Venture No. of Units	93,425	100,127	114,948	129,787	150,135	129,206	119,273	39,498	—	—
NY Venture No. of Units	2,379	2,568	3,861	5,661	7,055	8,587	9,691	4,421	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	23.024	20.822	24.894	21.599	19.567	21.556	25.026	20.159	17.170	20.011
Value at End of Year	23.399	23.024	20.822	24.894	21.599	19.567	21.556	25.026	20.159	17.170
Ven 22, 20 No. of Units	398,785	429,482	454,973	544,887	625,881	606,025	690,357	837,176	985,770	1,165,501
Ven 24 No. of Units	94,873	97,965	102,923	119,687	125,209	112,661	111,929	140,218	183,990	219,005
Ven 22, 20 Contracts with GEM
Value at Start of Year	22.225	20.140	24.128	20.975	19.040	21.018	24.450	19.734	16.842	19.668
Value at End of Year	22.543	22.225	20.140	24.128	20.975	19.040	21.018	24.450	19.734	16.842
No. of Units	18,534	18,994	26,656	27,106	33,151	28,499	39,035	50,040	55,244	59,426
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	15.129	12.199	10.400	12.133
Value at End of Year	—	—	—	—	—	—	—	15.129	12.199	10.400
No. of Units	—	—	—	—	—	—	—	6,420	14,692	13,958
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.122	12.765	15.254	13.228	11.977	13.188	15.304	12.321	—	—
Value at End of Year	14.359	14.122	12.765	15.254	13.228	11.977	13.188	15.304	—	—
No. of Units	5,305	5,553	5,525	5,475	6,034	14,246	8,447	6,869	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	21.644	19.644	23.568	20.520	18.654	20.623	24.027	19.422	16.600	19.415
Value at End of Year	21.921	21.644	19.644	23.568	20.520	18.654	20.623	24.027	19.422	16.600
No. of Units	32,246	40,465	43,008	48,271	55,119	55,509	65,456	76,395	96,652	111,312
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	11.977	13.188	15.304	12.321	10.489	12.219
Value at End of Year	—	—	—	—	—	11.977	13.188	15.304	12.321	10.489
Venture No. of Units	—	—	—	—	—	20,196	91,550	158,266	175,518	202,529
NY Venture No. of Units	—	—	—	—	—	25	5,129	8,731	11,431	11,392
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.022	13.558	16.177	14.008	12.664	13.924	16.133	12.970	—	—
Value at End of Year	15.298	15.022	13.558	16.177	14.008	12.664	13.924	16.133	—	—
Venture No. of Units	111,393	118,019	123,137	124,421	134,554	109,096	65,495	22,446	—	—
NY Venture No. of Units	4,592	5,719	5,462	5,916	6,058	5,536	4,127	396	—	—

Venture Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	24.167	19.525	16.680	19.499
Value at End of Year	—	—	—	—	—	—	—	24.167	19.525	16.680
NY Venture No. of Units	—	—	—	—	—	—	—	1,291	1,438	1,474
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	22.422	20.309	24.317	21.130	19.170	21.151	24.593	19.840	—	—
Value at End of Year	22.754	22.422	20.309	24.317	21.130	19.170	21.151	24.593	—	—
NY Venture No. of Units	2,787	2,737	2,562	2,470	2,678	1,546	1,505	110	—	—
Emerging Markets Value Trust - Series I Shares (units first credited 10-27-2017)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.034	11.023	12.968	12.500	—	—	—	—	—	—
Value at End of Year	12.264	12.034	11.023	12.968	—	—	—	—	—	—
Ven 22, 20 No. of Units	481,273	517,193	570,388	621,930	—	—	—	—	—	—
Ven 24 No. of Units	1,326	1,657	2,375	4,778	—	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	11.981	10.997	12.963	12.500	—	—	—	—	—	—
Value at End of Year	12.186	11.981	10.997	12.963	—	—	—	—	—	—
No. of Units	5,412	4,486	10,121	10,142	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.942	10.978	12.960	12.500	—	—	—	—	—	—
Value at End of Year	12.128	11.942	10.978	12.960	—	—	—	—	—	—
No. of Units	2,002	4,809	5,177	4,861	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.034	11.023	12.968	12.500	—	—	—	—	—	—
Value at End of Year	12.264	12.034	11.023	12.968	—	—	—	—	—	—
Ven 7, 8 No. of Units	46,620	51,654	52,420	57,738	—	—	—	—	—	—
Ven 9 No. of Units	12,117	16,364	16,977	17,610	—	—	—	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	12.034	11.023	12.968	12.500	—	—	—	—	—	—
Value at End of Year	12.264	12.034	11.023	12.968	—	—	—	—	—	—
No. of Units	447	646	686	3,047	—	—	—	—	—	—
Emerging Markets Value Trust - Series II Shares (units first credited 10-27-2017)
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.139	11.075	12.977	12.500	—	—	—	—	—	—
Value at End of Year	12.421	12.139	11.075	12.977	—	—	—	—	—	—
Venture No. of Units	274,447	280,906	291,745	337,430	—	—	—	—	—	—
NY Venture No. of Units	17,751	17,157	20,032	23,820	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.034	11.023	12.968	12.500	—	—	—	—	—	—
Value at End of Year	12.264	12.034	11.023	12.968	—	—	—	—	—	—
Ven 22, 20 No. of Units	199,195	214,333	258,055	298,183	—	—	—	—	—	—
Ven 24 No. of Units	169,320	196,326	220,189	262,989	—	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	11.981	10.997	12.963	12.500	—	—	—	—	—	—
Value at End of Year	12.186	11.981	10.997	12.963	—	—	—	—	—	—
No. of Units	7,776	8,166	8,565	21,654	—	—	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.047	11.030	12.969	12.500	—	—	—	—	—	—
Value at End of Year	12.284	12.047	11.030	12.969	—	—	—	—	—	—
No. of Units	9,208	6,638	6,913	8,894	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.942	10.978	12.960	12.500	—	—	—	—	—	—
Value at End of Year	12.128	11.942	10.978	12.960	—	—	—	—	—	—
No. of Units	1,445	1,942	2,251	2,263	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.086	11.049	12.972	—	—	—	—	—	—	—
Value at End of Year	12.343	12.086	11.049	12.972	—	—	—	—	—	—
Venture No. of Units	233,459	119,531	238,493	253,369	—	—	—	—	—	—
NY Venture No. of Units	6,498	7,740	8,058	8,628	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.995	11.004	12.964	12.500	—	—	—	—	—	—
Value at End of Year	12.206	11.995	11.004	12.964	—	—	—	—	—	—
NY Venture No. of Units	2,817	2,773	5,454	5,867	—	—	—	—	—	—
Equity Income Trust - Series I Shares (units first credited 11-02-1992)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	69.165	55.516	62.268	54.298	46.224	50.267	47.432	36.988	31.962	32.677
Value at End of Year	68.894	69.165	55.516	62.268	54.298	46.224	50.267	47.432	36.988	31.962
Ven 22, 20 No. of Units	1,121,319	1,277,694	1,368,858	1,550,586	1,767,434	1,969,234	2,239,695	2,586,878	2,929,864	3,364,438
Ven 24 No. of Units	25,677	29,004	31,964	35,150	40,725	45,883	56,661	67,944	75,236	83,236
Ven 22, 20 Contracts with GEM
Value at Start of Year	33.202	26.703	30.011	26.222	22.367	24.373	23.044	18.006	15.591	15.971
Value at End of Year	33.005	33.202	26.703	30.011	26.222	22.367	24.373	23.044	18.006	15.591
No. of Units	27,679	33,375	28,834	27,755	32,717	39,726	50,514	62,943	69,437	77,113
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	36.843	29.676	33.403	29.229	24.970	27.249	25.803	20.192	17.510	17.964
Value at End of Year	36.570	36.843	29.676	33.403	29.229	24.970	27.249	25.803	20.192	17.510
No. of Units	67,179	80,180	72,862	98,291	104,908	117,301	135,340	151,789	172,721	229,660
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	69.165	55.516	62.268	54.298	46.224	50.267	47.432	36.988	31.962	32.677
Value at End of Year	68.894	69.165	55.516	62.268	54.298	46.224	50.267	47.432	36.988	31.962
Ven 7, 8 No. of Units	392,364	444,950	510,791	591,570	673,589	762,068	875,018	1,023,159	1,173,005	1,370,825
Ven 9 No. of Units	213,886	228,321	268,423	291,778	327,855	368,467	402,125	437,693	483,278	551,755
Ven 3 Contracts with no Optional Riders
Value at Start of Year	69.165	55.516	62.268	54.298	46.224	50.267	47.432	36.988	31.962	32.677
Value at End of Year	68.894	69.165	55.516	62.268	54.298	46.224	50.267	47.432	36.988	31.962
No. of Units	21,245	24,798	27,415	30,854	34,558	39,876	54,591	56,631	60,253	72,004
Equity Income Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	20.831	17.721	19.258	18.167	14.164	12.228	12.495
Value at End of Year	—	—	—	—	20.831	17.721	19.258	18.167	14.164	12.228
Venture No. of Units	—	—	—	—	18	79,299	186,657	405,693	473,814	503,371
NY Venture No. of Units	—	—	—	—	—	1,728	11,466	37,936	46,301	42,286
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	24.080	19.277	21.576	18.786	15.957	17.315	16.309	12.696	—	—
Value at End of Year	24.018	24.080	19.277	21.576	18.786	15.957	17.315	16.309	—	—
Venture No. of Units	240,300	246,853	255,859	294,961	321,430	305,411	255,345	80,514	—	—
NY Venture No. of Units	17,021	22,924	21,326	22,375	25,896	26,809	24,485	8,884	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	32.619	26.217	29.462	25.755	21.964	23.929	22.629	17.687	15.308	15.682
Value at End of Year	32.404	32.619	26.217	29.462	25.755	21.964	23.929	22.629	17.687	15.308
Ven 22, 20 No. of Units	817,109	883,912	846,213	966,815	1,087,522	1,208,171	1,279,877	1,572,323	1,847,133	2,160,311
Ven 24 No. of Units	197,671	209,747	196,410	244,447	282,274	323,207	366,347	432,553	566,834	656,036
Ven 22, 20 Contracts with GEM
Value at Start of Year	31.487	25.358	28.555	25.011	21.373	23.331	22.108	17.314	15.015	15.413
Value at End of Year	31.218	31.487	25.358	28.555	25.011	21.373	23.331	22.108	17.314	15.015
No. of Units	115,823	126,483	137,207	139,399	149,128	154,917	163,538	174,511	184,354	211,292
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	17.685	13.836	11.987	12.293
Value at End of Year	—	—	—	—	—	—	—	17.685	13.836	11.987
No. of Units	—	—	—	—	—	—	—	17,516	20,744	23,525
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	25.865	20.778	23.339	20.391	17.381	18.927	17.890	13.976	—	—
Value at End of Year	25.707	25.865	20.778	23.339	20.391	17.381	18.927	17.890	—	—
No. of Units	7,469	7,365	7,982	8,473	14,318	15,207	18,176	3,716	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	30.665	24.733	27.893	24.468	20.940	22.893	21.725	17.040	14.800	15.215
Value at End of Year	30.356	30.665	24.733	27.893	24.468	20.940	22.893	21.725	17.040	14.800
No. of Units	122,842	139,549	140,238	154,968	176,763	173,011	195,919	229,850	276,761	326,867

Venture Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	17.381	18.927	17.890	13.976	12.090	12.379
Value at End of Year	—	—	—	—	—	17.381	18.927	17.890	13.976	12.090
Venture No. of Units	—	—	—	—	—	30,267	139,452	226,372	260,721	277,148
NY Venture No. of Units	—	—	—	—	—	33,013	36,502	35,242	41,444	44,811
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	23.742	19.044	21.359	18.634	15.859	17.243	16.274	12.695	—	—
Value at End of Year	23.633	23.742	19.044	21.359	18.634	15.859	17.243	16.274	—	—
Venture No. of Units	148,949	156,505	163,902	170,325	191,080	163,304	97,931	49,468	—	—
NY Venture No. of Units	12,251	12,674	16,345	17,439	38,914	19,635	9,986	1,558	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	21.852	17.131	14.871	15.281
Value at End of Year	—	—	—	—	—	—	—	21.852	17.131	14.871
NY Venture No. of Units	—	—	—	—	—	—	—	13,998	14,209	14,502
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	31.766	25.570	28.779	25.195	21.519	23.479	22.237	17.407	—	—
Value at End of Year	31.510	31.766	25.570	28.779	25.195	21.519	23.479	22.237	—	—
NY Venture No. of Units	3,159	3,546	4,994	5,290	6,395	9,208	13,274	201	—	—
Financial Industries Trust (formerly Financial Services Trust) - Series I Shares (units first credited 04-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	27.487	21.151	25.085	22.066	18.746	19.527	18.226	14.136	12.144	13.609
Value at End of Year	27.693	27.487	21.151	25.085	22.066	18.746	19.527	18.226	14.136	12.144
Ven 22, 20 No. of Units	142,431	173,491	212,895	245,434	271,630	265,019	280,078	328,913	363,187	395,533
Ven 24 No. of Units	1,898	2,500	2,661	5,944	8,670	5,588	5,463	6,410	5,778	8,075
Ven 22, 20 Contracts with GEM
Value at Start of Year	26.479	20.416	24.262	21.384	18.204	19.000	17.770	13.809	11.887	13.348
Value at End of Year	26.623	26.479	20.416	24.262	21.384	18.204	19.000	17.770	13.809	11.887
No. of Units	2,656	2,783	8,328	10,352	10,117	10,949	11,612	13,669	14,407	15,095
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	25.747	19.881	23.663	20.887	17.807	18.614	17.435	13.569	11.699	13.156
Value at End of Year	25.849	25.747	19.881	23.663	20.887	17.807	18.614	17.435	13.569	11.699
No. of Units	14,129	13,698	13,464	8,686	10,490	12,422	13,425	14,690	16,876	20,028
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	27.487	21.151	25.085	22.066	18.746	19.527	18.226	14.136	12.144	13.609
Value at End of Year	27.693	27.487	21.151	25.085	22.066	18.746	19.527	18.226	14.136	12.144
Ven 7, 8 No. of Units	13,067	14,666	15,759	16,941	21,199	18,270	19,315	22,757	21,644	29,153
Ven 9 No. of Units	8,096	8,445	9,493	10,022	8,752	8,080	8,066	10,086	9,493	13,564
Ven 3 Contracts with no Optional Riders
Value at Start of Year	27.487	21.151	25.085	22.066	18.746	19.527	18.226	14.136	12.144	13.609
Value at End of Year	27.693	27.487	21.151	25.085	22.066	18.746	19.527	18.226	14.136	12.144
No. of Units	927	2,456	2,343	2,948	27,886	1,749	2,011	2,021	2,929	2,936
Financial Industries Trust (formerly Financial Services Trust) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	15.436	16.078	15.001	11.629	9.985	11.181
Value at End of Year	—	—	—	—	—	15.436	16.078	15.001	11.629	9.985
Venture No. of Units	—	—	—	—	—	28,389	41,548	77,603	82,663	85,227
NY Venture No. of Units	—	—	—	—	—	3,292	4,696	7,074	10,842	18,925
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	25.148	19.314	22.850	20.066	17.002	17.682	16.473	12.751	—	—
Value at End of Year	25.391	25.148	19.314	22.850	20.066	17.002	17.682	16.473	—	—
Venture No. of Units	19,952	19,217	25,000	28,899	40,322	24,185	16,250	7,878	—	—
NY Venture No. of Units	2,101	2,337	2,485	2,617	8,791	6,606	706	4,856	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	29.184	22.504	26.732	23.568	20.049	20.936	19.582	15.219	13.100	14.706
Value at End of Year	29.349	29.184	22.504	26.732	23.568	20.049	20.936	19.582	15.219	13.100
Ven 22, 20 No. of Units	107,838	133,977	136,770	169,253	219,587	230,703	248,346	308,362	336,654	377,901
Ven 24 No. of Units	35,078	41,255	44,076	46,739	61,261	53,690	46,663	59,134	76,247	75,061
Ven 22, 20 Contracts with GEM
Value at Start of Year	28.172	21.767	25.909	22.888	19.510	20.413	19.131	14.898	12.850	14.453
Value at End of Year	28.274	28.172	21.767	25.909	22.888	19.510	20.413	19.131	14.898	12.850
No. of Units	4,652	4,647	5,229	5,380	5,801	5,839	5,660	6,333	6,838	18,928

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	14.603	11.360	9.789	10.999
Value at End of Year	—	—	—	—	—	—	—	14.603	11.360	9.789
No. of Units	—	—	—	—	—	—	—	8,498	17,574	17,119
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	22.082	17.019	20.206	17.806	15.140	15.801	14.772	11.475	—	—
Value at End of Year	22.217	22.082	17.019	20.206	17.806	15.140	15.801	14.772	—	—
No. of Units	6,755	4,868	4,918	4,902	5,095	5,535	9,280	4,933	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	27.436	21.230	25.308	22.390	19.114	20.029	18.800	14.662	12.665	14.267
Value at End of Year	27.494	27.436	21.230	25.308	22.390	19.114	20.029	18.800	14.662	12.665
No. of Units	14,221	15,093	18,863	24,866	25,093	21,278	55,868	62,048	57,923	62,767
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	15.140	15.801	14.772	11.475	9.872	11.077
Value at End of Year	—	—	—	—	—	15.140	15.801	14.772	11.475	9.872
Venture No. of Units	—	—	—	—	—	14,277	23,271	44,791	60,058	73,243
NY Venture No. of Units	—	—	—	—	—	30	2,384	4,505	5,139	5,146
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	24.794	19.081	22.620	19.903	16.898	17.609	16.438	12.750	—	—
Value at End of Year	24.984	24.794	19.081	22.620	19.903	16.898	17.609	16.438	—	—
Venture No. of Units	21,836	22,683	24,448	26,268	27,501	22,903	16,437	6,215	—	—
NY Venture No. of Units	4,802	4,757	4,774	4,184	4,170	4,337	2,223	553	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	18.910	14.740	12.727	14.329
Value at End of Year	—	—	—	—	—	—	—	18.910	14.740	12.727
NY Venture No. of Units	—	—	—	—	—	—	—	4,071	4,541	4,611
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	28.422	21.949	26.112	23.056	19.643	20.542	19.243	14.977	—	—
Value at End of Year	28.539	28.422	21.949	26.112	23.056	19.643	20.542	19.243	—	—
NY Venture No. of Units	2,144	2,110	2,226	2,264	2,804	3,928	4,171	266	—	—
Franklin Templeton Founding Allocation Trust (merged into Lifestyle Growth PS Series eff 10-21-2016) - Series II Shares (units first credited 05-01-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	14.007	15.072	14.829	12.071	10.525	10.831
Value at End of Year	—	—	—	—	—	14.007	15.072	14.829	12.071	10.525
Venture No. of Units	—	—	—	—	—	132,117	10,493,255	22,526,976	24,464,140	26,358,343
NY Venture No. of Units	—	—	—	—	—	9,212	400,015	1,193,513	1,285,862	1,375,457
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	14.823	15.926	15.646	12.717	—	—
Value at End of Year	—	—	—	—	—	14.823	15.926	15.646	—	—
Venture No. of Units	—	—	—	—		16,926,277	9,533,362	310,282	—	—
NY Venture No. of Units	—	—	—	—	—	888,582	666,448	5,197	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	13.707	14.785	14.584	11.901	10.402	10.732
Value at End of Year	—	—	—	—	—	13.707	14.785	14.584	11.901	10.402
Ven 22, 20 No. of Units	—	—	—	—	—	494,994	610,635	735,033	889,723	1,101,246
Ven 24 No. of Units	—	—	—	—		21,312	21,069	37,172	41,363	57,006
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	13.471	14.560	14.391	11.767	10.306	10.653
Value at End of Year	—	—	—	—	—	13.471	14.560	14.391	11.767	10.306
No. of Units	—	—	—	—	—	16,149	12,040	6,408	6,724	36,031
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	14.672	14.487	11.833	10.354	10.693
Value at End of Year	—	—	—	—	—	—	14.672	14.487	11.833	10.354
No. of Units	—	—	—	—	—	—	4,662	338,332	405,602	440,636
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	13.766	14.842	14.633	11.935	—	—
Value at End of Year	—	—	—	—	—	13.766	14.842	14.633	—	—
No. of Units	—	—	—	—		318,904	328,217	40,648	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	13.297	14.394	14.247	11.667	10.234	10.595
Value at End of Year	—	—	—	—	—	13.297	14.394	14.247	11.667	10.234
No. of Units	—	—	—	—	—	58,104	74,578	79,735	89,787	92,674
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	13.766	14.842	14.633	11.935	10.427	10.752
Value at End of Year	—	—	—	—	—	13.766	14.842	14.633	11.935	10.427
Venture No. of Units	—	—	—	—	—	80,966	3,597,440	8,304,365	9,111,713	9,868,714
NY Venture No. of Units	—	—	—	—	—	7,833	499,408	905,774	951,454	1,017,083
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	14.733	15.860	15.613	12.715	—	—
Value at End of Year	—	—	—	—	—	14.733	15.860	15.613	—	—
Venture No. of Units	—	—	—	—	—	6,054,263	3,731,119	127,520	—	—
NY Venture No. of Units	—	—	—	—		645,450	318,726	1,763	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	14.295	11.700	10.258	10.614
Value at End of Year	—	—	—	—	—	—	14.449	14.295	11.700	10.258
NY Venture No. of Units	—	—	—	—	—	—	13,753	268,570	279,146	297,438
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	13.530	14.616	14.439	11.800	—	—
Value at End of Year	—	—	—	—	—	13.530	14.616	14.439	—	—
NY Venture No. of Units	—	—	—	—	—	209,328	240,794	1,786	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	13.707	14.785	14.584	11.901	10.402	10.732
Value at End of Year	—	—	—	—	—	13.707	14.785	14.584	11.901	10.402
Ven 9 No. of Units	—	—	—	—	—	1,780	2,623	4,957	4,947	16,871
No. of Units	—	—	—	—	—	24,155	22,081	25,224	27,628	28,532
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	13.707	14.785	14.584	11.901	10.402	10.732
Value at End of Year	—	—	—	—	—	13.707	14.785	14.584	11.901	10.402
No. of Units	—	—	—	—	—	2,117	2,828	3,375	3,573	3,576
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 05-05-2003)
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	19.207	14.246	16.605	12.500	—	—	—	—	—	—
Value at End of Year	24.083	19.207	14.246	16.605	—	—	—	—	—	—
Venture No. of Units	27,364	34,440	32,414	37,064	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	47.646	35.479	41.522	33.043	30.993	30.269	28.019	20.962	17.240	17.892
Value at End of Year	59.501	47.646	35.479	41.522	33.043	30.993	30.269	28.019	20.962	17.240
Ven 22, 20 No. of Units	33,307	46,698	39,080	38,698	47,177	70,264	73,908	79,373	100,487	44,303
Ven 24 No. of Units	3,013	3,499	3,683	3,828	4,041	10,413	7,484	12,874	12,695	12,988
Ven 22, 20 Contracts with GEM
Value at Start of Year	46.084	34.385	40.323	32.152	30.218	29.571	27.427	20.561	15.018	—
Value at End of Year	57.435	46.084	34.385	40.323	32.152	30.218	29.571	27.427	20.561	—
No. of Units	3,420	3,816	5,661	6,480	10,400	11,663	9,702	1,753	631	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	44.945	33.586	39.445	31.499	29.649	29.058	26.992	20.265	16.726	17.419
Value at End of Year	55.933	44.945	33.586	39.445	31.499	29.649	29.058	26.992	20.265	16.726
No. of Units	3,138	3,734	4,369	3,701	7,103	3,904	11,006	10,121	6,726	2,776
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	47.646	35.479	41.522	33.043	30.993	30.269	28.019	20.962	17.240	17.892
Value at End of Year	59.501	47.646	35.479	41.522	33.043	30.993	30.269	28.019	20.962	17.240
Ven 9 No. of Units	3,873	3,883	2,969	3,170	2,971	3,081	3,299	3,300	3,431	1,261
No. of Units	6,621	6,983	8,835	8,461	8,868	12,562	10,409	13,713	5,909	2,902
Ven 3 Contracts with no Optional Riders
Value at Start of Year	47.646	35.479	41.522	33.043	30.993	30.269	28.019	17.240	—	17.892
Value at End of Year	59.501	47.646	35.479	41.522	33.043	30.993	30.269	28.019	—	17.240
No. of Units	1,109	1,056	1,086	1,602	1,151	240	240	240	—	418

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Fundamental Holdings Trust (formerly American Fundamental Holdings Trust) (merged into Core Strategy Trust eff 12-06-2013) Series II Shares (units first credited 11-12-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	12.705	11.428	11.701
Value at End of Year	—	—	—	—	—	—	—	—	12.705	11.428
Venture No. of Units	—	—	—	—	—	—	—	—	23,350,285	24,362,231
NY Venture No. of Units	—	—	—	—	—	—	—	—	1,106,795	1,183,644
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.543	11.310	11.609
Value at End of Year	—	—	—	—	—	—	—	—	12.543	11.310
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	496,559	581,867
Ven 24 No. of Units	—	—	—	—	—	—	—	—	26,242	29,850
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	12.415	11.217	11.537
Value at End of Year	—	—	—	—	—	—	—	—	12.415	11.217
No. of Units	—	—	—	—	—	—	—	—	1,161	1,283
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	12.479	11.264	11.573
Value at End of Year	—	—	—	—	—	—	—	—	12.479	11.264
No. of Units	—	—	—	—	—	—	—	—	6,572	8,310
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	12.319	11.148	11.483
Value at End of Year	—	—	—	—	—	—	—	—	12.319	11.148
No. of Units	—	—	—	—	—	—	—	—	33,080	44,154
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	12.575	11.334	11.628
Value at End of Year	—	—	—	—	—	—	—	—	12.575	11.334
Venture No. of Units	—	—	—	—	—	—	—	—	8,189,674	8,573,390
NY Venture No. of Units	—	—	—	—	—	—	—	—	1,590,167	1,652,141
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	12.351	11.171	11.501
Value at End of Year	—	—	—	—	—	—	—	—	12.351	11.171
NY Venture No. of Units	—	—	—	—	—	—	—	—	7,021	7,487
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	12.543	11.310	11.609
Value at End of Year	—	—	—	—	—	—	—	—	12.543	11.310
Ven 9 No. of Units	—	—	—	—	—	—	—	—	2,329	2,332
No. of Units	—	—	—	—	—	—	—	—	44,369	44,628
Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series I Shares (units first credited 12-06-2013)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	32.241	21.731	26.564	25.405	23.384	23.980	21.985	21.403	—	—
Value at End of Year	35.595	32.241	21.731	26.564	25.405	23.384	23.980	21.985	—	—
Ven 22, 20 No. of Units	2,457,163	2,777,735	3,112,610	3,476,902	4,053,162	4,650,897	5,347,482	428,722	—	—
Ven 24 No. of Units	82,082	91,973	108,815	126,691	136,969	161,765	189,316	14,137	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	31.246	23.371	28.626	24.769	22.845	23.474	21.564	20.996	—	—
Value at End of Year	34.427	31.246	23.371	28.626	24.769	22.845	23.474	21.564	—	—
No. of Units	74,732	82,346	94,089	94,830	97,716	101,815	103,210	42,324	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	30.520	22.862	28.045	24.303	22.448	23.101	21.253	20.695	—	—
Value at End of Year	33.577	30.520	22.862	28.045	24.303	22.448	23.101	21.253	—	—
No. of Units	85,432	98,395	114,499	136,901	142,899	163,812	181,505	34,105	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	32.241	21.731	26.564	25.405	23.384	23.980	21.985	21.403	—	—
Value at End of Year	35.595	32.241	21.731	26.564	25.405	23.384	23.980	21.985	—	—
Ven 7, 8 No. of Units	1,060,346	1,170,399	1,349,143	1,557,692	1,760,727	2,009,258	2,348,210	95,612	—	—
Ven 9 No. of Units	368,453	413,476	457,434	498,286	575,037	623,062	693,578	20,619	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	32.241	24.067	29.419	25.405	23.384	23.980	21.985	21.403	—	—
Value at End of Year	35.595	32.241	24.067	29.419	25.405	23.384	23.980	21.985	—	—
No. of Units	62,408	79,370	92,879	108,574	121,449	136,436	160,818	3,438	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 05-03-2004)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	15.414	—	15.414	13.303	12.239	12.543	12.500	—	—	—
Value at End of Year	18.673	—	—	15.414	13.303	12.239	12.543	—	—	—
Venture No. of Units	1,258	—	—	3,187	13,777	105,434	189,754	—	—	—
NY Venture No. of Units	—	—	—	—	—	2,120	4,676	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.034	12.689	15.486	13.346	12.260	12.546	12.500	—	—	—
Value at End of Year	18.846	17.034	12.689	15.486	13.346	12.260	12.546	—	—	—
Venture No. of Units	525,573	610,375	738,450	801,179	939,777	1,048,289	1,118,183	—	—	—
NY Venture No. of Units	34,005	34,216	41,371	42,875	46,266	57,336	68,413	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	31.841	23.815	29.181	25.249	23.287	23.255	21.977	16.870	13.772	13.742
Value at End of Year	35.087	31.841	23.815	29.181	25.249	23.287	23.255	21.977	16.870	13.772
Ven 22, 20 No. of Units	706,042	777,754	926,522	1,043,704	1,189,828	1,357,157	1,629,771	386,854	155,860	76,780
Ven 24 No. of Units	162,136	176,917	196,229	227,018	262,602	298,095	354,791	97,623	1,394	1,274
Ven 22, 20 Contracts with GEM
Value at Start of Year	30.859	23.126	28.394	24.617	22.749	23.420	21.556	16.580	13.560	—
Value at End of Year	33.937	30.859	23.126	28.394	24.617	22.749	23.420	21.556	16.580	—
No. of Units	70,584	73,913	82,097	83,534	89,730	91,950	110,798	13,978	3,068	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	12.536	12.500	—	—	—
Value at End of Year	—	—	—	—	—	—	12.536	—	—	—
No. of Units	—	—	—	—	—	—	85,837	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.730	12.506	15.317	13.246	12.211	12.539	12.500	—	—	—
Value at End of Year	18.445	16.730	12.506	15.317	13.246	12.211	12.539	—	—	—
No. of Units	8,243	9,420	13,766	13,456	14,598	35,693	41,119	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	30.142	22.622	27.818	24.154	22.355	23.048	21.245	16.365	13.407	13.425
Value at End of Year	33.098	30.142	22.622	27.818	24.154	22.355	23.048	21.245	16.365	13.407
No. of Units	91,874	107,245	132,113	142,215	164,147	181,542	215,803	47,355	5,588	2,061
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	15.317	13.246	12.211	12.539	12.500	—	—	—
Value at End of Year	—	—	—	15.317	13.246	12.211	12.539	—	—	—
Venture No. of Units	—	—	—	3,397	34,183	43,437	75,102	—	—	—
NY Venture No. of Units	—	—	—	—	—	1,908	6,908	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.860	12.584	15.389	13.289	12.232	12.542	12.500	—	—	—
Value at End of Year	18.616	16.860	12.584	15.389	13.289	12.232	12.542	—	—	—
Venture No. of Units	245,147	272,481	373,944	516,797	554,399	583,620	580,831	—	—	—
NY Venture No. of Units	29,926	31,245	40,803	49,806	57,501	65,372	68,276	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	31.102	23.296	28.589	24.774	22.882	23.545	12.500	—	—	—
Value at End of Year	34.221	31.102	23.296	28.589	24.774	22.882	23.545	—	—	—
NY Venture No. of Units	4,428	5,228	6,310	7,806	8,851	13,430	16,875	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	31.841	23.815	29.181	25.249	23.287	23.925	21.985	16.870	13.772	13.742
Value at End of Year	35.087	31.841	23.815	29.181	25.249	23.287	23.925	21.985	16.870	13.772
Ven 9 No. of Units	147	153	158	163	169	175	180	—	1,908	1,093
No. of Units	—	—	—	—	—	—	—	95,612	7,799	12,539
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	25.405	23.384	23.980	21.985	16.870	17.356	—
Value at End of Year	—	—	—	—	25.405	23.384	23.980	21.985	16.870	—
No. of Units	—	—	—	—	—	—	—	—	118	—
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series I Shares (units first credited 04-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	20.408	15.500	13.865	14.612
Value at End of Year	—	—	—	—	—	—	—	20.408	15.500	13.865
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	6,481,618	7,576,061	8,998,234
Ven 24 No. of Units	—	—	—	—	—	—	—	228,348	252,538	285,788

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	19.897	15.142	13.572	14.332
Value at End of Year	—	—	—	—	—	—	—	19.897	15.142	13.572
No. of Units	—	—	—	—	—	—	—	76,426	91,958	97,501
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	13.032	9.933	8.916	9.430
Value at End of Year	—	—	—	—	—	—	—	13.032	9.933	8.916
No. of Units		—	—	—	—	—	—	200,263	222,438	281,618
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	20.408	15.500	13.865	14.612
Value at End of Year	—	—	—	—	—	—	—	20.408	15.500	13.865
Ven 7, 8 No. of Units		—	—	—	—	—	—	2,952,399	3,374,403	3,881,408
Ven 9 No. of Units	—	—	—	—	—	—	—	862,904	958,103	1,071,565
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	20.408	15.500	13.865	14.612
Value at End of Year	—	—	—	—	—	—	—	20.408	15.500	13.865
No. of Units		—	—	—	—	—	—	198,552	228,078	258,989
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	17.007	12.915	11.544	12.162
Value at End of Year	—	—	—	—	—	—	—	17.007	12.915	11.544
Venture No. of Units	—	—	—	—	—	—	—	678,330	1,400,996	1,490,945
NY Venture No. of Units	—	—	—	—	—	—	—	50,074	73,197	86,130
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	—	—	16.814	12.750	—	—
Value at End of Year	—	—	—	—	—	—	—	16.814	—	—
Venture No. of Units	—	—	—	—	—	—	—	439,589	—	—
NY Venture No. of Units	—	—	—	—	—	—	—	11,965	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	21.966	16.724	14.986	15.827
Value at End of Year	—	—	—	—	—	—	—	21.966	16.724	14.986
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	1,732,920	2,271,478	2,750,064
Ven 24 No. of Units	—	—	—	—	—	—	—	379,331	531,015	608,625
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	21.461	16.371	14.699	15.556
Value at End of Year	—	—	—	—	—	—	—	21.461	16.371	14.699
No. of Units	—	—	—	—	—	—	—	122,897	139,355	152,782
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	16.556	12.617	11.317	11.965
Value at End of Year	—	—	—	—	—	—	—	16.556	12.617	11.317
No. of Units	—	—	—	—	—	—	—	54,501	45,547	46,765
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	—	—	16.748	12.744	—	—
Value at End of Year	—	—	—	—	—	—	—	16.748	—	—
No. of Units	—	—	—	—	—	—	—	2,121	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	21.089	16.112	14.488	15.356
Value at End of Year	—	—	—	—	—	—	—	21.089	16.112	14.488
No. of Units	—	—	—	—	—	—	—	211,897	293,639	330,543
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	16.748	12.744	11.414	12.049
Value at End of Year	—	—	—	—	—	—	—	16.748	12.744	11.414
Venture No. of Units	—	—	—	—	—	—	—	265,240	677,972	714,290
NY Venture No. of Units	—	—	—	—	—	—	—	35,763	99,564	106,889
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	—	—	16.778	12.748	—	—
Value at End of Year	—	—	—	—	—	—	—	16.778	—	—
Venture No. of Units	—	—	—	—	—	—	—	271,720	—	—
NY Venture No. of Units	—	—	—	—	—	—	—	37,863	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	21.212	16.198	14.558	15.422
Value at End of Year	—	—	—	—	—	—	—	21.212	16.198	14.558
NY Venture No. of Units	—	—	—	—	—	—	—	17,196	27,084	42,228
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	—	—	21.586	16.459	—	—
Value at End of Year	—	—	—	—	—	—	—	21.586	—	—
NY Venture No. of Units	—	—	—	—	—	—	—	3,140	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	21.966	16.724	14.986	15.827
Value at End of Year	—	—	—	—	—	—	—	21.966	16.724	14.986
Ven 9 No. of Units	—	—	—	—	—	—	—	191	197	203
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	16.724	14.986	15.827
Value at End of Year	—	—	—	—	—	—	—	—	16.724	14.986
No. of Units	—	—	—	—	—	—	—	—	232	232
Global Diversification Trust (formerly American Global Diversification Trust) (merged into Core Strategy Trust eff 12-06-2013) Series II Shares (units first credited 11-12-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	12.772	11.182	12.102
Value at End of Year	—	—	—	—	—	—	—	—	12.772	11.182
Venture No. of Units	—	—	—	—	—	—	—	—	16,208,079	17,606,776
NY Venture No. of Units	—	—	—	—	—	—	—	—	706,610	751,421
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.609	11.067	12.008
Value at End of Year	—	—	—	—	—	—	—	—	12.609	11.067
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	458,748	585,128
Ven 24 No. of Units	—	—	—	—	—	—	—	—	48,800	51,467
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	12.480	10.975	11.933
Value at End of Year	—	—	—	—	—	—	—	—	12.480	10.975
No. of Units	—	—	—	—	—	—	—	—	11,316	108,413
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	12.545	11.021	11.970
Value at End of Year	—	—	—	—	—	—	—	—	12.545	11.021
No. of Units	—	—	—	—	—	—	—	—	6,154	6,186
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	12.384	10.907	11.877
Value at End of Year	—	—	—	—	—	—	—	—	12.384	10.907
No. of Units	—	—	—	—	—	—	—	—	15,020	15,106
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	12.642	11.089	12.027
Value at End of Year	—	—	—	—	—	—	—	—	12.642	11.089
Venture No. of Units	—	—	—	—	—	—	—	—	7,838,625	8,285,203
NY Venture No. of Units	—	—	—	—	—	—	—	—	713,206	747,340
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	12.416	10.930	11.895
Value at End of Year	—	—	—	—	—	—	—	—	12.416	10.930
NY Venture No. of Units	—	—	—	—	—	—	—	—	7,928	8,528
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	12.609	11.067	12.008
Value at End of Year	—	—	—	—	—	—	—	—	12.609	11.067
Ven 9 No. of Units	—	—	—	—	—	—	—	—	1,267	1,267
No. of Units	—	—	—	—	—	—	—	—	8,664	10,035
Global Equity Trust (formerly Global Trust) - Series I Shares (units first credited 03-18-1988)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	42.289	36.957	43.833	37.390	34.639	37.538	39.084	30.235	25.187	27.171
Value at End of Year	44.450	42.289	36.957	43.833	37.390	34.639	37.538	39.084	30.235	25.187
Ven 22, 20 No. of Units	467,175	522,591	600,117	681,439	777,984	885,544	1,055,394	886,643	1,010,123	1,191,055
Ven 24 No. of Units	7,468	8,014	10,751	13,185	14,245	16,761	21,263	13,719	19,101	20,782

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 22, 20 Contracts with GEM
Value at Start of Year	19.037	16.670	19.812	16.933	15.719	17.068	17.807	13.803	11.521	12.454
Value at End of Year	19.970	19.037	16.670	19.812	16.933	15.719	17.068	17.807	13.803	11.521
No. of Units	39,415	39,209	41,272	42,934	45,974	47,155	50,788	40,954	40,419	45,373
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	19.677	17.256	20.539	17.581	16.345	17.775	18.572	14.418	12.053	13.048
Value at End of Year	20.610	19.677	17.256	20.539	17.581	16.345	17.775	18.572	14.418	12.053
No. of Units	8,891	9,618	11,489	16,470	17,505	19,379	22,886	13,622	18,184	20,545
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	42.289	36.957	43.833	37.390	34.639	37.538	39.084	30.235	25.187	27.171
Value at End of Year	44.450	42.289	36.957	43.833	37.390	34.639	37.538	39.084	30.235	25.187
Ven 7, 8 No. of Units	456,325	510,460	588,206	660,335	747,989	856,029	979,676	1,074,216	1,207,272	1,404,547
Ven 9 No. of Units	109,625	117,414	132,109	140,435	157,640	169,459	186,229	206,389	232,000	266,358
Ven 3 Contracts with no Optional Riders
Value at Start of Year	42.289	36.957	43.833	37.390	34.639	37.538	39.084	30.235	25.187	27.171
Value at End of Year	44.450	42.289	36.957	43.833	37.390	34.639	37.538	39.084	30.235	25.187
No. of Units	26,477	30,927	37,923	40,220	49,473	53,588	60,737	59,667	69,168	88,589
Global Equity Trust (formerly Global Trust) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	14.488	12.354	11.440	12.392	12.500	—	—	—
Value at End of Year	—	—	—	14.488	12.354	11.440	12.392	—	—	—
Venture No. of Units	—	—	—	5,470	5,241	24,682	72,110	—	—	—
NY Venture No. of Units	—	—	—	—	—	4,584	11,893	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.105	12.300	14.557	12.394	11.460	12.394	12.500	—	—	—
Value at End of Year	14.861	14.105	12.300	14.557	12.394	11.460	12.394	—	—	—
Venture No. of Units	64,108	75,666	97,709	102,907	95,422	104,360	93,891	—	—	—
NY Venture No. of Units	4,250	5,045	5,313	5,703	9,528	10,864	8,886	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	23.502	20.576	24.450	20.900	19.402	21.069	21.982	17.039	14.222	15.378
Value at End of Year	24.663	23.502	20.576	24.450	20.900	19.402	21.069	21.982	17.039	14.222
Ven 22, 20 No. of Units	188,256	225,348	246,020	304,864	330,640	386,517	466,557	196,800	221,585	260,244
Ven 24 No. of Units	74,071	85,742	98,538	108,552	114,408	127,428	143,813	70,341	84,052	102,301
Ven 22, 20 Contracts with GEM
Value at Start of Year	22.687	19.902	23.697	20.297	18.880	20.543	21.476	16.680	13.950	15.115
Value at End of Year	23.760	22.687	19.902	23.697	20.297	18.880	20.543	21.476	16.680	13.950
No. of Units	13,632	13,937	17,506	19,330	23,256	24,651	17,870	10,359	13,272	17,534
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.853	12.122	14.397	12.301	11.414	12.388	12.500	—	—	—
Value at End of Year	14.545	13.853	12.122	14.397	12.301	11.414	12.388	—	—	—
No. of Units	7,123	7,177	7,270	7,084	11,541	11,707	15,487	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	22.094	19.411	23.147	19.856	18.497	20.157	21.105	16.415	13.750	14.920
Value at End of Year	23.104	22.094	19.411	23.147	19.856	18.497	20.157	21.105	16.415	13.750
No. of Units	16,559	17,721	19,533	22,056	23,062	31,900	67,331	47,549	25,940	32,156
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	14.397	12.301	11.414	10.272	12.500	—	—	—
Value at End of Year	—	—	—	14.397	12.301	11.414	10.272	—	—	—
Venture No. of Units	—	—	—	3,408	3,409	23,823	72,151	—	—	—
NY Venture No. of Units	—	—	—	—	—	6,949	9,512	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.961	12.198	14.465	12.341	11.433	12.391	12.500	—	—	—
Value at End of Year	14.680	13.961	12.198	14.465	12.341	11.433	12.391	—	—	—
Venture No. of Units	51,666	53,724	54,134	56,479	79,994	58,871	32,867	—	—	—
NY Venture No. of Units	5,496	6,129	6,058	7,437	14,263	7,409	6,108	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	22.888	20.068	23.883	20.446	19.009	20.673	12.500	—	—	—
Value at End of Year	23.983	22.888	20.068	23.883	20.446	19.009	20.673	—	—	—
NY Venture No. of Units	1,815	2,181	2,461	3,200	3,846	4,859	6,866	—	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	23.502	20.576	24.450	20.900	19.402	21.069	21.982	17.039	14.222	15.378
Value at End of Year	24.663	23.502	20.576	24.450	20.900	19.402	21.069	21.982	17.039	14.222
Ven 9 No. of Units	171	178	184	191	197	204	210	217	223	230
Health Sciences Trust - Series I Shares (units first credited 04-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	88.502	69.747	70.254	55.873	63.359	57.014	43.858	29.440	22.627	20.752
Value at End of Year	110.979	88.502	69.747	70.254	55.873	63.359	57.014	43.858	29.440	22.627
Ven 22, 20 No. of Units	232,912	265,476	309,223	329,356	422,388	507,881	554,451	630,305	658,383	726,671
Ven 24 No. of Units	9,265	9,732	9,462	11,233	12,048	15,115	17,960	21,348	18,926	16,651
Ven 22, 20 Contracts with GEM
Value at Start of Year	85.256	67.324	67.950	54.148	61.526	55.476	42.760	28.760	22.149	20.355
Value at End of Year	106.695	85.256	67.324	67.950	54.148	61.526	55.476	42.760	28.760	22.149
No. of Units	10,372	12,566	13,062	15,835	17,010	19,186	19,005	22,942	24,073	31,034
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	82.900	65.561	66.271	52.889	60.186	54.349	41.955	28.260	21.797	20.061
Value at End of Year	103.590	82.900	65.561	66.271	52.889	60.186	54.349	41.955	28.260	21.797
No. of Units	14,944	15,378	19,430	28,007	29,599	32,594	33,425	35,530	40,757	51,271
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	88.502	69.747	70.254	55.873	63.359	57.014	43.858	29.440	22.627	20.752
Value at End of Year	110.979	88.502	69.747	70.254	55.873	63.359	57.014	43.858	29.440	22.627
Ven 7, 8 No. of Units	56,452	65,125	77,168	83,211	92,884	113,910	108,832	103,497	98,207	103,246
Ven 9 No. of Units	10,948	10,472	11,186	12,409	14,314	19,000	21,402	22,033	19,229	14,950
Ven 3 Contracts with no Optional Riders
Value at Start of Year	88.502	69.747	70.254	55.873	63.359	57.014	43.858	29.440	22.627	20.752
Value at End of Year	110.979	88.502	69.747	70.254	55.873	63.359	57.014	43.858	29.440	22.627
No. of Units	7,737	8,453	7,450	6,829	11,332	20,429	18,949	17,220	16,534	17,440
Health Sciences Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	48.866	43.941	33.790	22.669	17.419	15.961
Value at End of Year	—	—	—	—	—	48.866	43.941	33.790	22.669	17.419
Venture No. of Units	—	—	—	—	—	25,686	39,088	61,671	76,852	74,524
NY Venture No. of Units	—	—	—	—	—	2,908	7,649	8,050	10,966	8,204
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	38.310	30.137	30.284	24.036	27.209	24.430	18.758	12.565	—	—
Value at End of Year	48.126	38.310	30.137	30.284	24.036	27.209	24.430	18.758	—	—
Venture No. of Units	44,739	49,975	59,312	71,917	91,143	81,145	57,954	22,178	—	—
NY Venture No. of Units	2,584	4,774	5,531	5,641	10,342	10,521	3,133	895	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	94.516	74.651	75.317	60.017	68.212	61.490	47.403	31.881	24.559	22.560
Value at End of Year	118.260	94.516	74.651	75.317	60.017	68.212	61.490	47.403	31.881	24.559
Ven 22, 20 No. of Units	152,656	166,999	187,225	210,940	233,256	285,636	342,431	397,394	469,890	492,506
Ven 24 No. of Units	39,907	49,399	62,734	72,609	83,711	99,246	91,974	91,202	135,056	106,812
Ven 22, 20 Contracts with GEM
Value at Start of Year	91.239	72.207	72.998	58.285	66.376	59.955	46.312	31.209	24.090	22.173
Value at End of Year	113.931	91.239	72.207	72.998	58.285	66.376	59.955	46.312	31.209	24.090
No. of Units	6,250	11,411	12,110	12,642	16,140	16,717	19,601	20,239	24,002	29,605
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	42.628	32.895	22.145	17.077	15.702
Value at End of Year	—	—	—	—	—	—	42.628	32.895	22.145	17.077
No. of Units	—	—	—	—	—	—	333	10,780	13,729	13,486
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	66.547	52.534	52.976	42.193	47.930	43.186	33.276	22.368	—	—
Value at End of Year	83.306	66.547	52.534	52.976	42.193	47.930	43.186	33.276	—	—
No. of Units	2,332	2,403	2,605	2,530	2,709	4,014	8,463	2,837	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	88.855	70.426	71.305	57.018	65.031	58.829	45.510	30.715	23.744	21.888
Value at End of Year	110.788	88.855	70.426	71.305	57.018	65.031	58.829	45.510	30.715	23.744
No. of Units	15,648	18,041	20,575	22,889	26,577	44,715	45,982	57,409	39,564	40,170

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	47.930	43.186	33.276	22.368	17.222	15.812
Value at End of Year	—	—	—	—	—	47.930	43.186	33.276	22.368	17.222
Venture No. of Units	—	—	—	—	—	8,004	32,492	52,207	77,745	71,097
NY Venture No. of Units	—	—	—	—	—	377	829	4,256	8,043	8,203
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	37.772	29.773	29.979	23.841	27.042	24.329	18.718	12.564	—	—
Value at End of Year	47.355	37.772	29.773	29.979	23.841	27.042	24.329	18.718	—	—
Venture No. of Units	33,022	36,343	34,385	55,675	62,902	66,068	63,250	33,900	—	—
NY Venture No. of Units	5,814	5,632	5,668	6,277	6,385	5,340	5,487	239	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	45.776	30.879	23.859	21.982
Value at End of Year	—	—	—	—	—	—	—	45.776	30.879	23.859
NY Venture No. of Units	—	—	—	—	—	—	—	3,866	4,932	4,855
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	92.047	72.810	73.571	58.713	66.830	60.335	46.583	31.376	—	—
Value at End of Year	114.998	92.047	72.810	73.571	58.713	66.830	60.335	46.583	—	—
NY Venture No. of Units	1,615	2,179	2,192	2,304	2,517	3,834	4,180	38	—	—
High Yield Trust - Series I Shares (units first credited 01-01-1997)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	18.753	12.500	—
Value at End of Year	—	—	—	—	—	—	—	—	18.753	—
Venture No. of Units	—	—	—	—	—	—	—	—	68	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	30.326	26.589	27.803	26.227	22.876	25.303	25.631	23.951	20.413	20.516
Value at End of Year	31.642	30.326	26.589	27.803	26.227	22.876	25.303	25.631	23.951	20.413
Ven 22, 20 No. of Units	333,909	403,134	424,527	501,907	588,691	630,586	704,463	888,989	921,681	1,015,304
Ven 24 No. of Units	5,568	5,862	4,564	5,509	7,529	8,112	10,470	9,958	13,083	17,110
Ven 22, 20 Contracts with GEM
Value at Start of Year	25.466	22.373	23.441	22.157	19.364	21.462	21.784	20.396	17.418	17.541
Value at End of Year	26.518	25.466	22.373	23.441	22.157	19.364	21.462	21.784	20.396	17.418
No. of Units	5,328	7,261	7,387	9,283	9,457	9,040	10,205	11,334	7,868	6,912
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	24.284	21.366	22.421	21.223	18.576	20.620	20.960	19.655	16.810	16.954
Value at End of Year	25.249	24.284	21.366	22.421	21.223	18.576	20.620	20.960	19.655	16.810
No. of Units	9,295	13,958	16,820	19,185	22,681	28,111	34,476	36,897	47,533	65,562
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	30.326	26.589	27.803	26.227	22.876	25.303	25.631	23.951	20.413	20.516
Value at End of Year	31.642	30.326	26.589	27.803	26.227	22.876	25.303	25.631	23.951	20.413
Ven 7, 8 No. of Units	65,102	79,419	87,875	98,318	111,852	120,621	130,910	162,603	161,522	214,289
Ven 9 No. of Units	17,811	18,669	24,273	25,833	28,354	34,073	40,100	40,543	44,182	43,254
Ven 3 Contracts with no Optional Riders
Value at Start of Year	30.326	26.589	27.803	26.227	22.876	25.303	25.631	23.951	20.413	20.516
Value at End of Year	31.642	30.326	26.589	27.803	26.227	22.876	25.303	25.631	23.951	20.413
No. of Units	1,474	1,945	2,520	2,925	3,130	7,648	8,727	10,370	12,924	9,045
High Yield Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	17.678	19.554	19.828	18.511	15.753	12.763
Value at End of Year	—	—	—	—	—	17.678	19.554	19.828	18.511	15.753
Venture No. of Units	—	—	—	—	—	57,331	259,377	600,100	220,670	248,736
NY Venture No. of Units	—	—	—	—	—	3,971	11,442	46,457	11,084	10,988
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.212	14.177	14.787	13.941	12.122	13.388	13.556	12.636	—	—
Value at End of Year	16.959	16.212	14.177	14.787	13.941	12.122	13.388	13.556	—	—
Venture No. of Units	380,048	392,091	414,393	481,231	544,017	679,834	436,335	55,131	—	—
NY Venture No. of Units	23,861	23,060	26,175	28,905	31,591	38,030	41,417	140	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	29.863	26.221	27.458	25.990	22.690	25.160	25.577	23.938	20.423	12.647
Value at End of Year	31.116	29.863	26.221	27.458	25.990	22.690	25.160	25.577	23.938	20.423
Ven 22, 20 No. of Units	146,647	160,665	183,568	206,249	232,213	261,566	321,811	441,354	499,512	514,390
Ven 24 No. of Units	21,226	30,133	42,278	49,788	57,169	48,385	84,981	101,351	100,491	111,852

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 22, 20 Contracts with GEM
Value at Start of Year	28.828	25.362	26.612	25.240	22.079	24.532	24.989	23.434	20.033	12.554
Value at End of Year	29.977	28.828	25.362	26.612	25.240	22.079	24.532	24.989	23.434	20.033
No. of Units	12,045	12,139	13,187	13,478	13,836	15,200	16,071	17,565	20,684	22,102
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	19.303	18.084	15.444	12.600
Value at End of Year	—	—	—	—	—	—	—	19.303	18.084	15.444
No. of Units	—	—	—	—	—	—	—	17,504	11,428	12,891
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	22.867	20.068	21.004	19.871	17.339	19.217	19.526	18.266	—	—
Value at End of Year	23.838	22.867	20.068	21.004	19.871	17.339	19.217	19.526	—	—
No. of Units	4,202	8,162	6,947	6,940	12,164	14,108	18,993	1,784	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	28.075	24.737	25.995	24.692	21.632	24.071	24.556	23.063	19.746	12.485
Value at End of Year	29.150	28.075	24.737	25.995	24.692	21.632	24.071	24.556	23.063	19.746
No. of Units	36,618	44,725	47,992	56,427	64,358	72,427	58,814	77,320	104,591	115,167
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	17.339	19.217	19.526	18.266	15.576	12.670
Value at End of Year	—	—	—	—	—	17.339	19.217	19.526	18.266	15.576
Venture No. of Units	—	—	—	—	—	34,652	104,610	313,597	56,784	63,069
NY Venture No. of Units	—	—	—	—	—	2,260	5,922	22,891	10,707	10,838
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.984	14.006	14.638	13.828	12.048	13.333	13.527	12.634	—	—
Value at End of Year	16.688	15.984	14.006	14.638	13.828	12.048	13.333	13.527	—	—
Venture No. of Units	230,440	246,208	240,846	291,867	326,169	355,908	266,523	32,912	—	—
NY Venture No. of Units	8,742	10,796	12,260	17,716	18,159	26,758	21,702	3,040	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	24.224	24.700	23.186	19.841	12.508
Value at End of Year	—	—	—	—	—	—	24.224	24.700	23.186	19.841
NY Venture No. of Units	—	—	—	—	—	—	96	23,903	3,666	10,074
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	29.083	25.574	26.821	25.426	22.230	24.688	25.135	23.559	—	—
Value at End of Year	30.257	29.083	25.574	26.821	25.426	22.230	24.688	25.135	—	—
NY Venture No. of Units	3,793	4,098	7,133	8,228	9,564	16,355	19,192	656	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	29.863	26.221	27.458	25.990	22.690	25.160	25.577	23.938	20.423	12.647
Value at End of Year	31.116	29.863	26.221	27.458	25.990	22.690	25.160	25.577	23.938	20.423
Ven 9 No. of Units	309	321	332	344	355	367	379	391	402	414
International Core Trust (formerly International Stock Trust) - Series I Shares (units first credited 01-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.159	16.394	19.568	16.939	16.691	17.902	19.458	15.786	13.916	15.606
Value at End of Year	18.492	18.159	16.394	19.568	16.939	16.691	17.902	19.458	15.786	13.916
Ven 22, 20 No. of Units	3,687	4,912	9,587	9,742	16,782	597,724	673,520	739,110	818,925	930,721
Ven 24 No. of Units	—	—	—	—	—	19,948	20,548	21,248	25,729	36,019
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	13.447	14.452	15.740	12.796	11.302	12.700
Value at End of Year	—	—	—	—	—	13.447	14.452	15.740	12.796	11.302
No. of Units	—	—	—	—	—	16,503	17,532	16,652	16,975	17,702
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	11.758	12.656	13.804	11.239	9.942	11.189
Value at End of Year	—	—	—	—	—	11.758	12.656	13.804	11.239	9.942
No. of Units	—	—	—	—	—	17,182	20,294	20,795	30,755	44,069
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	16.691	17.902	19.458	15.786	13.916	15.606
Value at End of Year	—	—	—	—	—	16.691	17.902	19.458	15.786	13.916
Ven 7, 8 No. of Units	—	—	—	—	—	84,426	84,838	84,604	103,783	134,317
Ven 9 No. of Units	—	—	—	—	—	34,240	36,936	34,502	38,017	42,611
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	16.691	17.902	19.458	15.786	13.916	15.606
Value at End of Year	—	—	—	—	—	16.691	17.902	19.458	15.786	13.916
No. of Units	—	—	—	—	—	7,182	9,428	9,467	11,858	13,681

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
International Core Trust (formerly International Stock Trust) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	12.056	12.922	14.042	11.384	10.030	11.248
Value at End of Year	—	—	—	—	—	12.056	12.922	14.042	11.384	10.030
Venture No. of Units	—	—	—	—	—	28,025	20,269	72,945	57,382	71,057
NY Venture No. of Units	—	—	—	—	—	2,968	2,715	275	367	3,043
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	13.728	14.692	15.942	12.904	—	—
Value at End of Year	—	—	—	—	—	13.728	14.692	15.942	—	—
Venture No. of Units	—	—	—	—	—	28,275	25,464	9,324	—	—
NY Venture No. of Units	—	—	—	—	—	286	272	53	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.927	17.118	20.465	17.756	17.531	18.837	20.522	16.678	14.731	16.561
Value at End of Year	19.236	18.927	17.118	20.465	17.756	17.531	18.837	20.522	16.678	14.731
Ven 22, 20 No. of Units	13,095	13,173	13,249	13,327	13,400	153,765	129,298	155,683	157,525	196,801
Ven 24 No. of Units	—	—	—	—	—	25,303	23,570	28,794	31,303	37,388
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	17.059	18.366	20.049	16.327	14.449	16.277
Value at End of Year	—	—	—	—	—	17.059	18.366	20.049	16.327	14.449
No. of Units	—	—	—	—	—	7,408	7,851	8,465	9,883	11,838
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	13.670	11.121	9.832	11.065
Value at End of Year	—	—	—	—	—	—	—	13.670	11.121	9.832
No. of Units	—	—	—	—	—	—	—	130	2,669	2,963
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	11.825	12.700	13.828	11.233	—	—
Value at End of Year	—	—	—	—	—	11.825	12.700	13.828	—	—
No. of Units	—	—	—	—	—	1,486	1,421	2,260	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	16.713	18.021	19.702	16.068	14.242	16.068
Value at End of Year	—	—	—	—	—	16.713	18.021	19.702	16.068	14.242
No. of Units	—	—	—	—	—	37,372	8,592	9,392	16,798	26,471
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	11.825	12.700	13.828	11.233	9.916	11.143
Value at End of Year	—	—	—	—	—	11.825	12.700	13.828	11.233	9.916
Venture No. of Units	—	—	—	—	—	713	5,919	37,498	48,588	79,790
NY Venture No. of Units	—	—	—	—	—	753	754	754	755	755
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	13.644	14.631	15.908	12.903	—	—
Value at End of Year	—	—	—	—	—	13.644	14.631	15.908	—	—
Venture No. of Units	—	—	—	—	—	30,453	28,438	3,389	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	19.817	16.154	14.311	16.137
Value at End of Year	—	—	—	—	—	—	—	19.817	16.154	14.311
NY Venture No. of Units	—	—	—	—	—	—	—	3,186	5,466	5,802
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	17.175	18.483	20.166	16.414	—	—
Value at End of Year	—	—	—	—	—	17.175	18.483	20.166	—	—
NY Venture No. of Units	—	—	—	—	—	3,418	4,538	1,312	—	—
International Equity Index Trust (formerly International Equity Index Trust B) - Series I Shares (units first credited 11-02-2012)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.085	14.275	16.853	13.424	13.034	14.048	14.936	13.222	12.500	—
Value at End of Year	18.639	17.085	14.275	16.853	13.424	13.034	14.048	14.936	13.222	—
Ven 22, 20 No. of Units	554,403	704,405	525,929	565,247	585,150	649,596	751,698	831,760	926,451	—
Ven 24 No. of Units	9,733	11,625	10,285	10,867	11,280	12,787	13,662	13,292	14,591	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	16.842	14.100	16.680	13.313	12.951	13.988	14.901	13.218	12.500	—
Value at End of Year	18.337	16.842	14.100	16.680	13.313	12.951	13.988	14.901	13.218	—
No. of Units	6,629	7,002	6,882	7,061	7,902	12,716	10,091	10,094	7,592	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.662	13.970	16.551	13.230	12.890	13.943	14.875	13.215	12.500	—
Value at End of Year	18.114	16.662	13.970	16.551	13.230	12.890	13.943	14.875	13.215	—
No. of Units	7,948	8,218	4,914	5,083	5,512	6,873	7,035	9,786	11,742	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.085	14.275	16.853	13.424	13.034	14.048	14.936	13.222	12.500	—
Value at End of Year	18.639	17.085	14.275	16.853	13.424	13.034	14.048	14.936	13.222	—
Ven 7, 8 No. of Units	79,736	91,711	84,419	89,535	89,457	100,677	106,614	109,046	131,032	—
Ven 9 No. of Units	16,661	18,205	22,838	29,284	33,445	35,555	55,934	43,834	47,748	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.085	14.275	16.853	13.424	13.034	14.048	14.936	13.222	12.500	—
Value at End of Year	18.639	17.085	14.275	16.853	13.424	13.034	14.048	14.936	13.222	—
No. of Units	1,887	2,195	1,130	1,860	2,142	2,496	6,222	6,222	9,762	—
International Equity Index Trust (formerly International Equity Index Trust B) - Series II Shares (units first credited 11-02-2012)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	13.054	14.065	14.945	13.223	12.500	—
Value at End of Year	—	—	—	—	—	13.054	14.065	14.945	13.223	—
Venture No. of Units	—	—	—	—	—	5,499	23,967	37,587	49,218	—
NY Venture No. of Units	—	—	—	—	—	360	628	4,123	4,002	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.904	14.097	16.610	13.206	12.796	13.766	14.605	12.904	—	—
Value at End of Year	18.488	16.904	14.097	16.610	13.206	12.796	13.766	14.605	—	—
Venture No. of Units	104,049	107,101	37,699	43,111	13,862	27,751	20,988	9,856	—	—
NY Venture No. of Units	1,182	1,832	505	483	505	1,076	784	220	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.837	14.098	16.678	13.312	12.951	13.989	14.901	13.218	12.500	—
Value at End of Year	18.342	16.837	14.098	16.678	13.312	12.951	13.989	14.901	13.218	—
Ven 22, 20 No. of Units	248,603	292,737	280,475	277,078	324,456	339,530	530,123	613,918	652,384	—
Ven 24 No. of Units	109,917	120,334	63,754	76,777	71,394	77,212	76,395	94,792	115,644	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	16.597	13.925	16.506	13.202	12.869	13.929	14.867	13.214	12.500	—
Value at End of Year	18.044	16.597	13.925	16.506	13.202	12.869	13.929	14.867	13.214	—
No. of Units	19,597	19,727	14,085	47,265	47,444	48,395	51,296	55,637	31,077	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	14.884	13.216	12.500	—
Value at End of Year	—	—	—	—	—	—	—	14.884	13.216	—
No. of Units	—	—	—	—	—	—	—	3,363	4,092	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.897	14.142	16.721	13.340	12.972	14.004	14.910	13.219	—	—
Value at End of Year	18.417	16.897	14.142	16.721	13.340	12.972	14.004	14.910	—	—
No. of Units	3,651	3,686	1,134	1,244	1,322	1,478	3,638	201	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.420	13.797	16.379	13.120	12.809	13.884	14.841	13.210	12.500	—
Value at End of Year	17.825	16.420	13.797	16.379	13.120	12.809	13.884	14.841	13.210	—
No. of Units	22,645	33,790	29,727	30,172	32,182	31,815	33,016	34,610	44,433	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	12.972	14.004	14.910	13.219	12.500	—
Value at End of Year	—	—	—	—	—	12.972	14.004	14.910	13.219	—
Venture No. of Units	—	—	—	—	—	2,628	5,417	11,852	14,938	—
NY Venture No. of Units	—	—	—	—	—	587	1,708	7,732	8,084	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.666	13.927	16.442	13.099	12.718	13.709	14.574	12.902	—	—
Value at End of Year	18.192	16.666	13.927	16.442	13.099	12.718	13.709	14.574	—	—
Venture No. of Units	26,997	27,219	3,131	3,152	5,611	7,752	3,721	3,712	—	—
NY Venture No. of Units	9,176	9,496	7,213	7,243	7,535	6,774	5,510	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	14.849	13.212	12.500	—
Value at End of Year	—	—	—	—	—	—	—	14.849	13.212	—
NY Venture No. of Units	—	—	—	—	—	—	—	1,162	1,919	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.657	13.968	16.549	13.230	12.890	13.944	14.875	13.215	—	—
Value at End of Year	18.118	16.657	13.968	16.549	13.230	12.890	13.944	14.875	—	—
NY Venture No. of Units	1,651	2,280	1,344	1,337	1,354	1,339	1,891	743	—	—
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series I Shares (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	10.856	12.836
Value at End of Year	—	—	—	—	—	—	—	—	—	10.856
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	735,170
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	12,713
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	16.079	19.051
Value at End of Year	—	—	—	—	—	—	—	—	—	16.079
No. of Units	—	—	—	—	—	—	—	—	—	6,115
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	15.895	18.861
Value at End of Year	—	—	—	—	—	—	—	—	—	15.895
No. of Units	—	—	—	—	—	—	—	—	—	37,002
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	16.328	19.306
Value at End of Year	—	—	—	—	—	—	—	—	—	16.328
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	—	97,143
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	37,844
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	16.328	19.306
Value at End of Year	—	—	—	—	—	—	—	—	—	16.328
No. of Units	—	—	—	—	—	—	—	—	—	14,324
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-03-2004)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	11.604	13.716
Value at End of Year	—	—	—	—	—	—	—	—	—	11.604
Venture No. of Units	—	—	—	—	—	—	—	—	—	57,587
NY Venture No. of Units	—	—	—	—	—	—	—	—	—	4,256
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.075	19.049
Value at End of Year	—	—	—	—	—	—	—	—	—	16.075
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	570,258
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	103,562
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	15.830	18.797
Value at End of Year	—	—	—	—	—	—	—	—	—	15.830
No. of Units	—	—	—	—	—	—	—	—	—	40,516
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	11.536	13.684
Value at End of Year	—	—	—	—	—	—	—	—	—	11.536
No. of Units	—	—	—	—	—	—	—	—	—	4,721
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	15.650	18.610
Value at End of Year	—	—	—	—	—	—	—	—	—	15.650
No. of Units	—	—	—	—	—	—	—	—	—	39,062
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	11.565	13.697
Value at End of Year	—	—	—	—	—	—	—	—	—	11.565
Venture No. of Units	—	—	—	—	—	—	—	—	—	21,216
NY Venture No. of Units	—	—	—	—	—	—	—	—	—	8,097
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	15.710	18.672
Value at End of Year	—	—	—	—	—	—	—	—	—	15.710
NY Venture No. of Units	—	—	—	—	—	—	—	—	—	1,409

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
International Growth Stock Trust (merged into International Equity Index Trust eff 11-01-2019) - Series II Shares (units first credited 11-02-2012)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	14.532	15.082	15.256	12.982	12.500	—
Value at End of Year	—	—	—	—	—	14.532	15.082	15.256	12.982	—
Venture No. of Units	—	—	—	—	—	13,274	56,795	109,035	152,164	—
NY Venture No. of Units	—	—	—	—	—	3,454	1,615	2,033	4,448	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	14.208	16.807	13.957	14.305	14.824	14.972	12.722	—	—
Value at End of Year	—	—	14.208	16.807	13.957	14.305	14.824	14.972	—	—
Venture No. of Units	—	—	78,742	81,220	79,682	79,812	72,573	43,558	—	—
NY Venture No. of Units	—	—	1,633	2,178	3,671	1,148	28	221	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	14.149	16.805	14.011	14.417	15.000	15.211	12.977	12.500	—
Value at End of Year	—	—	14.149	16.805	14.011	14.417	15.000	15.211	12.977	—
Ven 22, 20 No. of Units	—	—	298,064	349,456	368,384	362,279	372,748	388,158	424,070	—
Ven 24 No. of Units	—	—	67,439	68,716	74,826	76,800	59,600	61,960	74,536	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	13.975	16.632	13.894	14.326	14.936	15.176	12.973	12.500	—
Value at End of Year	—	—	13.975	16.632	13.894	14.326	14.936	15.176	12.973	—
No. of Units	—	—	18,723	18,835	19,128	9,965	9,969	9,943	12,609	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	12.975	12.500	—
Value at End of Year	—	—	—	—	—	—	—	15.194	12.975	—
No. of Units	—	—	—	—	—	—	—	11,529	16,848	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	14.192	16.848	14.040	14.440	15.017	15.220	12.978	—	—
Value at End of Year	—	—	14.192	16.848	14.040	14.440	15.017	15.220	—	—
No. of Units	—	—	2,797	2,981	3,307	11,710	12,465	635	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	13.847	16.504	13.808	14.259	14.887	15.150	12.970	12.500	—
Value at End of Year	—	—	13.847	16.504	13.808	14.259	14.887	15.150	12.970	—
No. of Units	—	—	11,163	10,829	9,079	12,397	11,824	12,054	13,643	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	14.440	15.017	15.220	12.978	12.500	—
Value at End of Year	—	—	—	—	—	14.440	15.017	15.220	12.978	—
Venture No. of Units	—	—	—	—	—	6,411	33,497	57,087	66,367	—
NY Venture No. of Units	—	—	—	—	—	1,033	4,800	5,380	5,899	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	14.036	16.638	13.844	14.217	14.763	14.940	12.721	—	—
Value at End of Year	—	—	14.036	16.638	13.844	14.217	14.763	14.940	—	—
Venture No. of Units	—	—	24,792	30,302	36,627	39,128	25,609	11,277	—	—
NY Venture No. of Units	—	—	819	2,072	2,097	11,844	1,632	854	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	15.159	12.971	12.500	—
Value at End of Year	—	—	—	—	—	—	—	15.159	12.971	—
NY Venture No. of Units	—	—	—	—	—	—	—	5,904	8,070	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	14.018	16.675	13.923	14.349	14.952	15.185	12.974	—	—
Value at End of Year	—	—	14.018	16.675	13.923	14.349	14.952	15.185	—	—
NY Venture No. of Units	—	—	947	943	1,250	1,271	4,520	1,534	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	14.149	16.805	14.011	14.417	15.000	15.211	12.977	12.500	—
Value at End of Year	—	—	14.149	16.805	14.011	14.417	15.000	15.211	12.977	—
Ven 7, 8 No. of Units	—	—	28,368	33,515	36,717	42,059	46,746	43,907	56,022	—
Ven 9 No. of Units	—	—	6,107	6,115	7,511	8,131	7,869	16,043	19,906	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	14.149	16.805	14.011	14.417	15.000	15.211	12.977	12.500	—
Value at End of Year	—	—	14.149	16.805	14.011	14.417	15.000	15.211	12.977	—
No. of Units	—	—	1,024	1,027	1,029	1,030	4,333	4,544	6,830	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
International Opportunities Trust (merged into International Growth Stock Trust eff 11-02-2012) - Series II Shares (units first credited 05-01-2005)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	9.718	11.721
Value at End of Year	—	—	—	—	—	—	—	—	—	9.718
Venture No. of Units	—	—	—	—	—	—	—	—	—	232,829
NY Venture No. of Units	—	—	—	—	—	—	—	—	—	5,520
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.503	16.326
Value at End of Year	—	—	—	—	—	—	—	—	—	13.503
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	463,137
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	66,386
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	13.324	16.142
Value at End of Year	—	—	—	—	—	—	—	—	—	13.324
No. of Units	—	—	—	—	—	—	—	—	—	15,297
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	9.527	11.531
Value at End of Year	—	—	—	—	—	—	—	—	—	9.527
No. of Units	—	—	—	—	—	—	—	—	—	20,213
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	13.192	16.006
Value at End of Year	—	—	—	—	—	—	—	—	—	13.192
No. of Units	—	—	—	—	—	—	—	—	—	18,779
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	9.609	11.612
Value at End of Year	—	—	—	—	—	—	—	—	—	9.609
Venture No. of Units	—	—	—	—	—	—	—	—	—	92,526
NY Venture No. of Units	—	—	—	—	—	—	—	—	—	7,147
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	13.236	16.051
Value at End of Year	—	—	—	—	—	—	—	—	—	13.236
NY Venture No. of Units	—	—	—	—	—	—	—	—	—	7,183
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	13.503	16.326
Value at End of Year	—	—	—	—	—	—	—	—	—	13.503
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	20,000
No. of Units	—	—	—	—	—	—	—	—	—	66,140
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	13.503	16.326
Value at End of Year	—	—	—	—	—	—	—	—	—	13.503
No. of Units	—	—	—	—	—	—	—	—	—	3,251
International Small Company Trust - Series I Shares (units first credited 11-16-2009)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	21.779	18.014	22.864	17.910	17.314	16.479	17.949	14.407	12.259	14.840
Value at End of Year	23.272	21.779	18.014	22.864	17.910	17.314	16.479	17.949	14.407	12.259
Ven 22, 20 No. of Units	436,704	491,155	544,737	625,917	692,134	745,020	885,810	1,030,917	1,195,240	1,376,046
Ven 24 No. of Units	11,538	13,841	17,780	20,380	22,083	24,811	27,193	37,235	35,806	42,035
Ven 22, 20 Contracts with GEM
Value at Start of Year	21.342	17.688	22.496	17.656	17.102	16.311	17.801	14.317	12.207	14.807
Value at End of Year	22.760	21.342	17.688	22.496	17.656	17.102	16.311	17.801	14.317	12.207
No. of Units	3,540	3,463	3,467	3,337	3,667	6,186	3,662	2,392	673	735
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	21.020	17.447	22.223	17.468	16.946	16.186	17.691	14.250	12.168	14.781
Value at End of Year	22.383	21.020	17.447	22.223	17.468	16.946	16.186	17.691	14.250	12.168
No. of Units	1,178	5,221	7,022	7,889	8,927	9,365	9,484	10,217	11,913	12,479
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	21.779	18.014	22.864	17.910	17.314	16.479	17.949	14.407	12.259	14.840
Value at End of Year	23.272	21.779	18.014	22.864	17.910	17.314	16.479	17.949	14.407	12.259
Ven 7, 8 No. of Units	92,597	104,889	124,408	141,093	161,124	184,001	200,378	221,495	246,881	290,625
Ven 9 No. of Units	38,036	41,203	43,410	45,249	49,606	57,958	64,023	78,041	79,919	97,396

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 3 Contracts with no Optional Riders
Value at Start of Year	21.779	18.014	22.864	17.910	17.314	16.479	17.949	14.407	12.259	14.840
Value at End of Year	23.272	21.779	18.014	22.864	17.910	17.314	16.479	17.949	14.407	12.259
No. of Units	15,214	22,658	22,488	23,194	25,870	29,131	33,655	33,485	38,950	47,240
International Small Company Trust - Series II Shares (units first credited 11-16-2009)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	17.370	16.515	17.982	14.434	12.271	14.852
Value at End of Year	—	—	—	—	—	17.370	16.515	17.982	14.434	12.271
Venture 2006 No. of Units	—	—	—	—	—	14,768	25,535	86,794	106,985	115,912
Venture 2006 No. of Units	—	—	—	—	—	5,359	5,751	9,016	9,914	12,495
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	19.862	16.396	20.774	16.244	15.671	14.878	16.175	12.964	—	—
Value at End of Year	21.271	19.862	16.396	20.774	16.244	15.671	14.878	16.175	—	—
Venture No. of Units	31,032	40,889	47,301	51,821	50,777	54,899	57,683	22,180	—	—
NY Venture No. of Units	1,296	1,156	1,122	1,007	7,128	1,979	1,478	31	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	21.336	17.684	22.495	17.660	17.105	16.305	17.797	14.322	12.206	14.810
Value at End of Year	22.758	21.336	17.684	22.495	17.660	17.105	16.305	17.797	14.322	12.206
Ven 22, 20 No. of Units	172,471	171,663	193,520	202,571	241,977	274,022	313,183	395,439	404,188	483,442
Ven 24 No. of Units	64,305	68,323	70,397	73,164	81,132	90,645	88,236	94,165	105,596	114,368
Ven 22, 20 Contracts with GEM
Value at Start of Year	20.908	17.363	22.132	17.410	16.897	16.138	17.651	14.232	12.154	14.777
Value at End of Year	22.256	20.908	17.363	22.132	17.410	16.897	16.138	17.651	14.232	12.154
No. of Units	5,004	5,557	5,654	10,349	14,774	14,977	14,605	16,753	14,348	19,452
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	16.221	17.724	14.277	12.180	14.793
Value at End of Year	—	—	—	—	—	—	16.221	17.724	14.277	12.180
No. of Units	—	—	—	—	—	—	767	8,298	9,827	12,255
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	21.444	17.765	22.587	17.723	17.158	16.347	17.834	14.344	—	—
Value at End of Year	22.885	21.444	17.765	22.587	17.723	17.158	16.347	17.834	—	—
No. of Units	4,573	4,582	4,471	4,262	4,305	7,444	8,006	918	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.592	17.127	21.864	17.225	16.742	16.014	17.542	14.165	12.115	14.752
Value at End of Year	21.888	20.592	17.127	21.864	17.225	16.742	16.014	17.542	14.165	12.115
No. of Units	6,666	8,286	9,364	12,087	13,515	14,245	18,978	22,447	55,843	68,021
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	17.158	16.347	17.834	14.344	12.219	14.818
Value at End of Year	—	—	—	—	—	17.158	16.347	17.834	14.344	12.219
Venture 2006 No. of Units	—	—	—	—	—	7,353	19,669	42,372	55,663	71,499
Venture 2006 No. of Units	—	—	—	—	—	563	565	795	1,170	1,196
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	19.583	16.198	20.564	16.112	15.575	14.816	16.140	12.962	—	—
Value at End of Year	20.930	19.583	16.198	20.564	16.112	15.575	14.816	16.140	—	—
Venture No. of Units	29,349	24,938	26,904	27,069	31,238	34,259	25,638	7,283	—	—
NY Venture No. of Units	1,025	1,024	1,024	9,178	7,058	6,437	5,366	403	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	17.578	14.188	12.128	14.760
Value at End of Year	—	—	—	—	—	—	—	17.578	14.188	12.128
Venture 2006 No. of Units	—	—	—	—	—	—	—	1,943	2,909	3,363
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	21.014	17.443	22.222	17.472	16.949	16.180	17.687	14.255	—	—
Value at End of Year	22.381	21.014	17.443	22.222	17.472	16.949	16.180	17.687	—	—
NY Venture No. of Units	563	606	591	1,156	1,199	1,719	2,237	889	—	—
Investment Quality Bond Trust - Series I Shares (units first credited 11-02-1992)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	39.415	36.548	37.372	36.229	35.228	36.018	34.630	35.806	33.753	31.671
Value at End of Year	42.508	39.415	36.548	37.372	36.229	35.228	36.018	34.630	35.806	33.753
Ven 22, 20 No. of Units	369,860	362,407	385,376	440,768	493,211	526,412	563,875	611,993	727,648	862,501
Ven 24 No. of Units	5,104	6,649	10,687	13,713	12,154	14,479	17,027	19,270	24,403	28,645

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 22, 20 Contracts with GEM
Value at Start of Year	22.907	21.283	21.807	21.182	20.638	21.143	20.369	21.103	19.933	18.741
Value at End of Year	24.655	22.907	21.283	21.807	21.182	20.638	21.143	20.369	21.103	19.933
No. of Units	4,351	18,805	19,007	9,592	9,840	8,649	9,138	9,376	10,074	14,147
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	23.437	21.809	22.378	21.770	21.243	21.796	21.029	21.819	20.641	19.435
Value at End of Year	25.188	23.437	21.809	22.378	21.770	21.243	21.796	21.029	21.819	20.641
No. of Units	20,532	10,658	26,674	26,865	27,465	31,501	47,520	53,648	62,070	78,035
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	39.415	36.548	37.372	36.229	35.228	36.018	34.630	35.806	33.753	31.671
Value at End of Year	42.508	39.415	36.548	37.372	36.229	35.228	36.018	34.630	35.806	33.753
Ven 7, 8 No. of Units	118,372	129,258	122,215	139,932	160,860	177,103	207,341	229,884	278,886	331,296
Ven 9 No. of Units	30,642	32,620	32,818	36,047	48,152	49,447	54,191	64,351	69,856	78,698
Ven 3 Contracts with no Optional Riders
Value at Start of Year	39.415	36.548	37.372	36.229	35.228	36.018	34.630	35.806	33.753	31.671
Value at End of Year	42.508	39.415	36.548	37.372	36.229	35.228	36.018	34.630	35.806	33.753
No. of Units	25,974	29,436	27,174	28,182	31,866	36,729	40,719	43,601	52,077	55,363
Ven 1 Contracts with no Optional Riders
Value at Start of Year	46.653	43.213	44.138	42.743	41.516	42.402	40.724	42.060	39.606	37.123
Value at End of Year	50.369	46.653	43.213	44.138	42.743	41.516	42.402	40.724	42.060	39.606
No. of Units	344	353	361	371	380	389	399	400	400	401
Investment Quality Bond Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	17.860	17.358	17.739	17.047	17.602	16.598	15.566
Value at End of Year	—	—	—	—	17.860	17.358	17.739	17.047	17.602	16.598
Venture No. of Units	—	—	—	—	40	79,852	113,202	383,153	729,431	734,144
NY Venture No. of Units	—	—	—	—	—	2,293	5,863	36,134	56,907	63,065
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.911	12.873	13.125	12.710	12.334	12.586	12.077	12.451	—	—
Value at End of Year	15.033	13.911	12.873	13.125	12.710	12.334	12.586	12.077	—	—
Venture No. of Units	476,925	498,830	517,953	584,760	564,238	556,602	629,664	430,851	—	—
NY Venture No. of Units	76,317	71,794	77,216	78,845	76,902	73,679	73,966	36,082	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	21.621	20.088	20.563	19.992	19.479	19.956	19.225	19.901	18.813	17.688
Value at End of Year	23.271	21.621	20.088	20.563	19.992	19.479	19.956	19.225	19.901	18.813
Ven 22, 20 No. of Units	399,045	412,332	414,479	427,161	427,473	458,811	526,698	580,897	719,069	826,227
Ven 24 No. of Units	200,421	152,527	150,098	166,961	166,254	176,834	192,283	225,750	265,383	274,900
Ven 22, 20 Contracts with GEM
Value at Start of Year	20.871	19.430	19.930	19.415	18.954	19.458	18.783	19.482	18.454	17.385
Value at End of Year	22.419	20.871	19.430	19.930	19.415	18.954	19.458	18.783	19.482	18.454
No. of Units	8,498	8,471	11,204	18,217	17,508	18,018	17,805	21,502	29,010	30,389
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	16.595	17.196	16.272	15.314
Value at End of Year	—	—	—	—	—	—	—	16.595	17.196	16.272
No. of Units	—	—	—	—	—	—	—	32,317	44,845	43,361
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.936	17.584	17.991	17.483	17.026	17.434	16.787	17.369	—	—
Value at End of Year	20.391	18.936	17.584	17.991	17.483	17.026	17.434	16.787	—	—
No. of Units	3,869	14,287	16,525	20,488	22,016	37,028	41,376	16,983	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.326	18.951	19.468	18.993	18.570	19.092	18.458	19.174	18.189	17.161
Value at End of Year	21.801	20.326	18.951	19.468	18.993	18.570	19.092	18.458	19.174	18.189
No. of Units	87,066	86,173	92,743	101,425	104,776	122,940	119,370	137,038	156,416	176,664
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	17.026	17.434	16.787	17.369	16.411	15.422
Value at End of Year	—	—	—	—	—	17.026	17.434	16.787	17.369	16.411
Venture No. of Units	—	—	—	—	—	15,097	22,148	117,455	210,684	182,861
NY Venture No. of Units	—	—	—	—	—	—	418	10,129	31,105	33,210

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.716	12.718	12.993	12.607	12.258	12.534	12.051	12.449	—	—
Value at End of Year	14.792	13.716	12.718	12.993	12.607	12.258	12.534	12.051	—	—
Venture No. of Units	133,947	149,233	119,416	125,011	153,555	159,097	180,066	80,095	—	—
NY Venture No. of Units	37,751	34,373	32,000	38,304	35,301	36,888	41,395	35,377	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	18.566	19.276	18.277	17.235
Value at End of Year	—	—	—	—	—	—	—	18.566	19.276	18.277
NY Venture No. of Units	—	—	—	—	—	—	—	4,580	10,903	11,021
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	21.056	19.592	20.086	19.558	19.084	19.581	18.893	19.586	—	—
Value at End of Year	22.629	21.056	19.592	20.086	19.558	19.084	19.581	18.893	—	—
NY Venture No. of Units	5,540	4,977	4,572	4,658	4,290	4,362	5,637	7,678	—	—
Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	12.937	26.085
Value at End of Year	—	—	—	—	—	—	—	—	—	12.937
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	3,568,833
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	61,533
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	12.766	13.244
Value at End of Year	—	—	—	—	—	—	—	—	—	12.766
No. of Units	—	—	—	—	—	—	—	—	—	16,995
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	12.639	13.132
Value at End of Year	—	—	—	—	—	—	—	—	—	12.639
No. of Units	—	—	—	—	—	—	—	—	—	67,105
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	12.937	26.085
Value at End of Year	—	—	—	—	—	—	—	—	—	12.937
Ven 7, 8 No. of Units		—		—	—				—	2,814,693
Ven 9 No. of Units						—	—	—	—	600,173
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	12.937	26.085
Value at End of Year	—	—	—	—	—	—	—	—	—	12.937
No. of Units		—		—	—	—	—	—	—	270,852
Ven 1 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	42.060	43.502
Value at End of Year	—	—	—	—	—	—	—	—	—	42.060
No. of Units	—	—	—	—	—	—	—	—	—	4,261
Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	12.812	13.295
Value at End of Year	—	—	—	—	—	—	—	—	—	12.812
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	170,487
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	59,425
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	12.643	13.145
Value at End of Year	—	—	—	—	—	—	—	—	—	12.643
No. of Units	—	—	—	—	—	—	—	—	—	3,774
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	12.517	13.033
Value at End of Year	—	—	—	—	—	—	—	—	—	12.517
No. of Units	—	—	—	—	—	—	—	—	—	14,218
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	12.812	13.295
Value at End of Year	—	—	—	—	—	—	—	—	—	12.812
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	375
No. of Units	—	—	—	—	—	—	—	—	—	2,813

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Lifestyle Aggressive Portfolio (merged into Lifestyle Growth Portfolio eff 4-23-2021) - Series I Shares (units first credited 12-06-2013)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.852	15.052	16.747	13.945	12.908	13.297	12.792	—	—	—
Value at End of Year	21.202	18.852	15.052	16.747	13.945	12.908	13.297	12.792	—	—
Ven 22, 20 No. of Units	63,055	59,635	60,496	49,974	47,284	46,775	46,495	—	—	—
Ven 24 No. of Units	6,237	9,320	12,572	11,938	18,886	20,875	23,801	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.455	14.787	16.511	13.796	12.815	13.248	12.789	—	—	—
Value at End of Year	20.684	18.455	14.787	16.511	13.796	12.815	13.248	12.789	—	—
No. of Units	14,423	16,060	19,817	22,077	22,160	30,723	50,221	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	18.852	15.052	16.747	13.945	12.908	13.297	12.792	—	—	—
Value at End of Year	21.202	18.852	15.052	16.747	13.945	12.908	13.297	12.792	—	—
Ven 7, 8 No. of Units	893	5,174	5,920	4,703	3,674	3,675	—	—	—	—
Ven 9 No. of Units	32,157	33,465	35,584	44,206	44,218	46,302	49,350	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	18.852	12.500	—	—	—	—	—	—	—	—
Value at End of Year	21.202	18.852	—	—	—	—	—	—	—	—
No. of Units	5,772	5,772	—	—	—	—	—	—	—	—
Lifestyle Aggressive Portfolio (merged into Lifestyle Growth Portfolio eff 4-23-2021) - Series II Shares (units first credited 12-06-2013)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	12.917	13.300	12.787	12.500	—	—
Value at End of Year	—	—	—	—	—	12.917	13.300	12.787	—	—
Venture No. of Units	—	—	—	—	—	2,281	1,199	1,199	—	—
NY Venture No. of Units	—	—	—	—	—	—	15,747	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	19.081	15.201	16.883	14.027	12.957	13.321	12.500	—	—	—
Value at End of Year	21.499	19.081	15.201	16.883	14.027	12.957	13.321	12.500	—	—
Venture No. of Units	3,187	11,859	7,565	7,629	5,169	1,924	471	—	—	—
NY Venture No. of Units	32,406	32,013	36,982	44,662	44,414	45,042	34,632	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.623	14.896	16.611	13.856	12.850	13.264	12.785	—	—	—
Value at End of Year	20.900	18.623	14.896	16.611	13.856	12.850	13.264	12.785	—	—
Ven 22, 20 No. of Units	85,907	70,019	70,843	20,144	9,735	8,715	14,094	—	—	—
Ven 24 No. of Units	268,617	337,451	468,784	511,986	563,068	595,994	699,609	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	13.250	12.784	—	—	—
Value at End of Year	—	—	—	—	—	—	13.250	12.784	—	—
No. of Units	—	—	—	—	—	—	990	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.680	14.934	16.644	13.877	12.864	13.271	12.786	—	—	—
Value at End of Year	20.974	18.680	14.934	16.644	13.877	12.864	13.271	12.786	—	—
No. of Units	3,031	3,805	3,770	3,698	3,580	3,642	2,514	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.231	14.634	16.376	13.708	12.758	13.215	12.782	—	—	—
Value at End of Year	20.388	18.231	14.634	16.376	13.708	12.758	13.215	12.782	—	—
No. of Units	14,638	16,686	22,019	23,889	37,931	39,777	40,068	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	12.864	13.271	12.786	—	—	—
Value at End of Year	—	—	—	—	—	12.864	13.271	12.786	—	—
Venture No. of Units	—	—	—	—	—	3,066	3,068	—	—	—
NY Venture No. of Units	—	—	—	—	—	351	351	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.048	15.048	13.941	13.941	12.904	13.293	12.500	—	—	—
Value at End of Year	21.197	15.048	15.048	13.941	13.941	12.904	13.293	12.500	—	—
Venture No. of Units	7,488	—	1,852	—	3,051	—	—	—	—	—
NY Venture No. of Units	—	—	—	—	—	—	1,433	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.454	14.783	16.510	13.792	12.811	13.243	12.784	—	—	—
Value at End of Year	—	18.454	14.783	16.510	13.792	12.811	13.243	12.784	—	—
NY Venture No. of Units	—	5,702	5,702	5,702	5,702	5,702	5,848	—	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series I Shares (units first credited 12-06-2013)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.527	14.235	15.096	13.630	13.027	13.204	12.637	12.500	—	—
Value at End of Year	18.364	16.527	14.235	15.096	13.630	13.027	13.204	12.637	—	—
Ven 22, 20 No. of Units	400,573	351,433	321,276	297,218	290,569	224,132	189,605	5,343	—	—
Ven 24 No. of Units	129,967	148,640	157,231	180,888	203,318	214,234	234,493	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	16.327	14.092	14.974	13.546	12.973	12.500	—	—	—	—
Value at End of Year	18.106	16.327	14.092	14.974	13.546	12.973	—	—	—	—
No. of Units	19,492	4,523	5,359	5,818	12,428	12,752	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.179	13.985	14.883	13.484	12.933	13.155	12.634	—	—	—
Value at End of Year	17.915	16.179	13.985	14.883	13.484	12.933	13.155	12.634	—	—
No. of Units	70,168	80,936	101,335	129,098	362,188	392,663	440,442	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	16.527	14.235	15.096	13.630	13.027	13.204	12.637	—	—	—
Value at End of Year	18.364	16.527	14.235	15.096	13.630	13.027	13.204	12.637	—	—
Ven 7, 8 No. of Units	69,971	84,884	84,790	65,485	33,447	15,366	5,154	—	—	—
Ven 9 No. of Units	104,234	118,465	135,749	143,900	155,940	202,088	238,006	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	16.527	14.235	15.096	12.500	—	—	—	—	—	—
Value at End of Year	18.364	16.527	14.235	15.096	—	—	—	—	—	—
No. of Units	17,959	17,959	17,892	17,892	—	—	—	—	—	—
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series II Shares (units first credited 12-06-2013)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	17.772	16.029	15.312	15.524	14.851	14.685	—	—
Value at End of Year	21.649	—	—	17.772	16.029	15.312	15.524	14.851	—	—
Venture No. of Units	—	—	—	181,342	582,068	2,118,399	3,367,838	366,967	—	—
NY Venture No. of Units	11,336	—	—	166,544	1,119,734	2,685,145	4,298,615	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.727	14.371	15.220	13.707	13.075	13.236	12.643	12.500	—	—
Value at End of Year	18.624	16.727	14.371	15.220	13.707	13.075	13.236	12.643	—	—
Venture No. of Units	6,069,349	5,569,745	5,841,353	6,087,702	5,861,149	3,581,875	1,451,428	146,671	—	—
NY Venture No. of Units	3,665,847	4,015,383	4,770,581	5,388,943	4,915,550	3,567,888	2,278,160	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.325	14.082	14.975	13.539	12.967	13.179	12.639	12.500	—	—
Value at End of Year	18.105	16.325	14.082	14.975	13.539	12.967	13.179	12.639	—	—
Ven 22, 20 No. of Units	1,132,491	1,051,817	1,227,586	1,426,992	1,501,243	1,305,753	1,057,298	87,756	—	—
Ven 24 No. of Units	1,947,838	2,150,107	2,493,009	2,935,283	3,273,939	3,787,975	4,464,510	232	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	16.128	13.940	14.854	13.457	12.913	12.500	—	—	—	—
Value at End of Year	17.851	16.128	13.940	14.854	13.457	12.913	—	—	—	—
No. of Units	25,568	26,173	21,964	19,642	20,126	8,683	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.375	14.118	15.005	13.560	12.980	13.186	12.640	—	—	—
Value at End of Year	18.169	16.375	14.118	15.005	13.560	12.980	13.186	12.640	—	—
No. of Units	285,930	299,386	352,476	409,249	484,437	697,586	932,622	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	15.982	13.835	14.763	13.395	12.873	13.130	12.636	—	—	—
Value at End of Year	17.662	15.982	13.835	14.763	13.395	12.873	13.130	12.636	—	—
No. of Units	1,002,355	1,072,741	1,197,803	1,373,174	1,620,355	1,791,640	2,078,944	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	15.005	13.560	12.980	13.186	12.640	12.500	—	—
Value at End of Year	—	—	—	15.005	13.560	12.980	13.186	12.640	—	—
Venture No. of Units	—	—	—	14,583	81,468	859,803	1,257,077	280,053	—	—
NY Venture No. of Units	—	—	—	62,803	375,324	1,730,779	2,938,695	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.525	14.226	15.097	13.623	13.021	13.207	12.641	12.500	—	—
Value at End of Year	18.363	16.525	14.226	15.097	13.623	13.021	13.207	12.641	—	—
Venture No. of Units	1,939,263	1,803,795	1,748,753	2,132,561	2,077,815	1,133,355	404,367	34,576	—	—
NY Venture No. of Units	1,822,929	2,005,466	2,337,848	2,647,730	2,889,165	2,023,144	1,204,351	—	—	—

Venture Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	15.227	14.647	—	—	—
Value at End of Year	—	—	—	—	—	—	15.227	14.647	—	—
NY Venture No. of Units	—	—	—	—	—	—	2,556	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.178	13.976	14.884	13.477	12.927	13.158	12.638	—	—	—
Value at End of Year	17.914	16.178	13.976	14.884	13.477	12.927	13.158	12.638	—	—
NY Venture No. of Units	259,077	306,381	376,342	471,358	509,137	615,783	730,104	—	—	—
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series I Shares (units first credited 12-06-2013)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	14.993	13.520	13.988	13.262	12.884	13.043	12.532	—	—	—
Value at End of Year	16.373	14.993	13.520	13.988	13.262	12.884	13.043	12.532	—	—
Ven 22, 20 No. of Units	248,261	180,614	173,668	112,825	103,932	86,600	89,439	—	—	—
Ven 24 No. of Units	36,913	41,952	46,232	49,841	57,776	44,536	44,940	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	14.812	13.384	13.874	13.181	12.830	13.015	12.530	—	—	—
Value at End of Year	16.143	14.812	13.384	13.874	13.181	12.830	13.015	12.530	—	—
No. of Units	1,548	1,831	2,148	2,351	6,945	7,114	198	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	14.678	13.282	13.790	13.120	12.791	12.994	12.529	—	—	—
Value at End of Year	15.973	14.678	13.282	13.790	13.120	12.791	12.994	12.529	—	—
No. of Units	54,848	57,124	63,446	107,626	112,077	136,702	142,010	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	14.993	13.520	13.988	13.262	12.884	13.043	12.532	—	—	—
Value at End of Year	16.373	14.993	13.520	13.988	13.262	12.884	13.043	12.532	—	—
Ven 7, 8 No. of Units	24,217	35,376	13,540	15,894	8,872	—	2,593	—	—	—
Ven 9 No. of Units	43,752	45,564	52,962	55,213	66,856	73,700	79,097	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	14.993	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.373	14.993	—	—	—	—	—	—	—	—
No. of Units	12,227	12,227	—	—	—	—	—	—	—	—
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series II Shares (units first credited 12-06-2013)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	16.447	14.825	15.329	14.527	14.106	14.274	13.698	13.678	—	—
Value at End of Year	17.970	16.447	14.825	15.329	14.527	14.106	14.274	13.698	—	—
Venture No. of Units	—	—	—	49,128	83,113	344,453	426,612	75,354	—	—
NY Venture No. of Units	857	889	921	67,746	327,286	703,625	1,224,102	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.168	13.652	14.095	13.338	12.932	13.066	12.500	—	—	—
Value at End of Year	16.598	15.168	13.652	14.095	13.338	12.932	13.066	12.500	—	—
Venture No. of Units	1,731,365	1,239,198	1,088,004	776,333	750,001	564,404	213,543	—	—	—
NY Venture No. of Units	674,505	832,383	926,799	926,102	853,290	708,352	320,759	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	14.804	13.378	13.868	13.175	12.825	13.010	12.516	12.500	—	—
Value at End of Year	16.135	14.804	13.378	13.868	13.175	12.825	13.010	12.516	—	—
Ven 22, 20 No. of Units	378,046	245,793	281,217	224,775	229,574	187,398	216,601	3,843	—	—
Ven 24 No. of Units	382,292	331,231	428,025	535,078	565,366	584,887	613,717	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	13.243	13.243	13.756	13.094	12.500	—	—	—	—	—
Value at End of Year	15.908	13.243	13.243	13.756	13.094	—	—	—	—	—
No. of Units	9,981	—	1,219	9,228	14,371	—	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.849	13.412	13.896	13.195	12.839	13.017	12.517	—	—	—
Value at End of Year	16.192	14.849	13.412	13.896	13.195	12.839	13.017	12.517	—	—
No. of Units	58,079	58,860	89,948	94,853	99,969	151,860	195,490	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	14.493	13.142	13.672	13.034	12.733	12.962	12.513	—	—	—
Value at End of Year	15.740	14.493	13.142	13.672	13.034	12.733	12.962	12.513	—	—
No. of Units	267,458	259,813	285,304	354,907	425,698	464,269	591,188	—	—	—

Venture Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	13.896	13.195	12.839	13.017	12.517	—	—	—
Value at End of Year	—	—	—	13.896	13.195	12.839	13.017	12.517	—	—
Venture No. of Units	—	—	—	6,981	30,553	94,607	233,480	—	—	—
NY Venture No. of Units	—	—	—	18,989	142,921	493,188	747,888	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.985	13.514	13.981	13.256	12.879	13.038	12.518	12.500	—	—
Value at End of Year	16.365	14.985	13.514	13.981	13.256	12.879	13.038	12.518	—	—
Venture No. of Units	476,738	392,779	371,508	285,250	300,707	217,707	69,180	4,239	—	—
NY Venture No. of Units	382,729	387,456	424,732	514,700	527,144	257,428	131,832	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	13.510	—	—	—
Value at End of Year	—	—	—	—	—	—	14.001	13.510	—	—
NY Venture No. of Units	—	—	—	—	—	—	2,749	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.670	13.276	13.784	13.114	12.786	12.990	12.515	—	—	—
Value at End of Year	15.965	14.670	13.276	13.784	13.114	12.786	12.990	12.515	—	—
NY Venture No. of Units	172,068	178,302	188,800	153,829	159,599	162,765	198,024	—	—	—
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series I Shares (units first credited 12-06-2013)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.603	14.698	15.877	13.864	13.111	13.311	12.715	12.500	—	—
Value at End of Year	19.715	17.603	14.698	15.877	13.864	13.111	13.311	12.715	—	—
Ven 22, 20 No. of Units	748,385	833,980	948,044	987,392	700,105	554,376	583,324	104,997	—	—
Ven 24 No. of Units	94,971	107,346	114,694	102,215	115,764	124,510	132,027	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	17.391	14.549	15.749	13.779	13.057	12.500	—	—	—	—
Value at End of Year	19.438	17.391	14.549	15.749	13.779	13.057	—	—	—	—
No. of Units	25,329	10,756	10,833	10,909	1,899	1,908	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.233	14.439	15.653	13.716	13.016	13.262	12.712	—	—	—
Value at End of Year	19.232	17.233	14.439	15.653	13.716	13.016	13.262	12.712	—	—
No. of Units	130,301	138,734	169,424	179,721	199,782	238,908	238,307	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.603	14.698	15.877	13.864	13.111	13.311	12.715	—	—	—
Value at End of Year	19.715	17.603	14.698	15.877	13.864	13.111	13.311	12.715	—	—
Ven 7, 8 No. of Units	145,915	147,262	149,883	144,557	94,531	25,393	23,181	—	—	—
Ven 9 No. of Units	146,277	153,455	144,619	178,298	207,689	212,726	220,982	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.603	14.698	15.877	13.864	13.111	13.311	12.715	—	—	—
Value at End of Year	19.715	17.603	14.698	15.877	13.864	13.111	13.311	12.715	—	—
No. of Units	13,947	9,193	9,351	9,365	4,595	2,009	2,175	—	—	—
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series II Shares (units first credited 12-06-2013)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	21.712	18.121	19.567	17.077	16.142	16.370	15.639	15.369	—	—
Value at End of Year	24.333	21.712	18.121	19.567	17.077	16.142	16.370	15.639	—	—
Venture No. of Units	2,997	2,997	2,702	2,699,001	2,418,271	8,790,889	13,066,187	1,157,962	—	—
NY Venture No. of Units	—	—	—	345,911	962,638	2,080,261	3,864,950	79,987	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.820	14.850	16.011	13.953	13.169	13.335	12.720	12.500	—	—
Value at End of Year	20.001	17.820	14.850	16.011	13.953	13.169	13.335	12.720	—	—
Venture No. of Units	75,190,596	83,098,133	94,261,128	104,764,288	41,103,534	15,612,225	7,383,132	156,018	—	—
NY Venture No. of Units	6,728,371	7,563,678	8,591,296	9,973,815	6,306,371	5,334,575	3,487,787	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.392	14.552	15.753	13.783	13.061	13.278	12.717	12.500	—	—
Value at End of Year	19.443	17.392	14.552	15.753	13.783	13.061	13.278	12.717	—	—
Ven 22, 20 No. of Units	6,041,991	6,462,543	7,570,152	8,467,901	5,794,053	5,295,937	4,529,342	413,194	—	—
Ven 24 No. of Units	2,848,374	3,192,571	3,491,224	3,853,815	4,301,115	4,980,376	5,715,212	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	17.183	14.405	15.625	13.699	13.007	13.250	12.713	—	—	—
Value at End of Year	19.170	17.183	14.405	15.625	13.699	13.007	13.250	12.713	—	—
No. of Units	79,332	89,096	102,108	118,486	104,225	78,561	62,626	—	—	—

Venture Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.445	14.589	15.785	13.804	13.074	13.285	12.717	—	—	—
Value at End of Year	19.512	17.445	14.589	15.785	13.804	13.074	13.285	12.717	—	—
No. of Units	595,424	684,607	872,828	1,105,282	1,206,702	1,017,422	1,186,599	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.027	14.296	15.530	13.636	12.966	13.228	12.714	—	—	—
Value at End of Year	18.968	17.027	14.296	15.530	13.636	12.966	13.228	12.714	—	—
No. of Units	1,109,574	1,316,568	1,486,766	1,526,317	1,601,431	1,824,083	2,199,847	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	15.785	—	—	13.804	13.074	13.285	12.717	12.500	—	—
Value at End of Year	19.512	—	—	15.785	13.804	13.074	13.285	12.717	—	—
Venture No. of Units	12,528	—	—	1,266,714	1,179,760	4,731,790	6,009,740	370,493	—	—
NY Venture No. of Units	—	—	—	319,909	742,724	2,596,940	4,207,947	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.605	14.701	15.881	13.868	13.115	13.306	12.719	12.500	—	—
Value at End of Year	19.720	17.605	14.701	15.881	13.868	13.115	13.306	12.719	—	—
Venture No. of Units	27,799,177	30,823,653	35,731,278	39,807,305	14,482,306	4,074,712	1,405,589	32,673	—	—
NY Venture No. of Units	4,973,744	5,700,188	6,737,870	7,364,319	4,449,470	2,717,584	1,594,177	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	16.056	15.424	15.053	—	—
Value at End of Year	—	—	—	—	—	—	16.056	15.424	—	—
NY Venture No. of Units	—	—	—	—	—	—	8,574	11,066	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.235	14.442	15.657	13.720	13.020	13.257	12.716	—	—	—
Value at End of Year	19.238	17.235	14.442	15.657	13.720	13.020	13.257	12.716	—	—
NY Venture No. of Units	633,156	730,323	945,301	1,123,078	1,099,155	1,183,013	1,381,739	—	—	—
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series I Shares (units first credited 12-06-2013)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	15.992	13.984	14.709	13.507	12.984	13.154	12.596	12.500	—	—
Value at End of Year	17.676	15.992	13.984	14.709	13.507	12.984	13.154	12.596	—	—
Ven 22, 20 No. of Units	210,385	161,724	127,665	146,489	143,663	147,045	145,394	7,228	—	—
Ven 24 No. of Units	14,915	28,763	38,046	43,700	46,471	48,592	53,051	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	15.799	13.843	14.590	13.425	12.931	12.500	—	—	—	—
Value at End of Year	17.428	15.799	13.843	14.590	13.425	12.931	—	—	—	—
No. of Units	228	232	235	163	3,842	3,701	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	15.656	13.738	14.501	13.363	12.890	13.105	12.593	—	—	—
Value at End of Year	17.244	15.656	13.738	14.501	13.363	12.890	13.105	12.593	—	—
No. of Units	35,862	54,096	62,781	69,273	73,625	89,153	97,457	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	15.992	13.984	14.709	13.507	12.984	13.154	12.596	—	—	—
Value at End of Year	17.676	15.992	13.984	14.709	13.507	12.984	13.154	12.596	—	—
Ven 7, 8 No. of Units	10,645	10,250	4,226	4,565	1,998	1,949	2,097	—	—	—
Ven 9 No. of Units	48,954	50,957	52,114	48,596	51,196	84,277	106,640	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	15.992	13.984	14.709	13.507	12.984	13.154	12.596	—	—	—
Value at End of Year	17.676	15.992	13.984	14.709	13.507	12.984	13.154	12.596	—	—
No. of Units	1,078	1,144	1,208	1,235	1,237	1,240	1,242	—	—	—
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series II Shares (units first credited 12-06-2013)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	17.057	15.646	15.033	15.223	14.581	14.454	—	—
Value at End of Year	—	—	—	17.057	15.646	15.033	15.223	14.581	—	—
Venture No. of Units	—	—	—	26,558	133,080	769,411	1,085,810	59,258	—	—
NY Venture No. of Units	—	—	—	110,038	387,595	949,357	1,599,418	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.197	14.138	14.841	13.593	13.041	13.186	12.500	—	—	—
Value at End of Year	17.939	16.197	14.138	14.841	13.593	13.041	13.186	12.500	—	—
Venture No. of Units	1,881,694	1,484,615	1,551,833	1,437,979	1,331,587	709,506	174,908	—	—	—
NY Venture No. of Units	1,063,424	1,177,520	1,315,294	1,536,660	1,465,048	1,022,710	583,050	—	—	—

Venture Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	15.809	13.854	14.602	13.427	12.933	13.130	12.607	12.500	—	—
Value at End of Year	17.439	15.809	13.854	14.602	13.427	12.933	13.130	12.607	—	—
Ven 22, 20 No. of Units	353,935	280,040	202,218	249,995	285,314	313,475	258,352	23,310	—	—
Ven 24 No. of Units	552,280	609,229	682,476	741,312	873,644	1,050,407	1,205,582	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	15.618	13.714	14.483	13.345	12.880	12.500	—	—	—	—
Value at End of Year	17.194	15.618	13.714	14.483	13.345	12.880	—	—	—	—
No. of Units	6,234	6,372	6,519	7,773	7,929	1,395	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.857	13.889	14.631	13.448	12.947	13.137	12.608	—	—	—
Value at End of Year	17.500	15.857	13.889	14.631	13.448	12.947	13.137	12.608	—	—
No. of Units	132,546	158,138	177,573	185,239	218,315	283,700	368,631	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	15.476	13.611	14.395	13.284	12.840	13.081	12.604	—	—	—
Value at End of Year	17.012	15.476	13.611	14.395	13.284	12.840	13.081	12.604	—	—
No. of Units	367,946	389,287	502,734	562,337	715,378	792,202	907,452	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	14.631	13.448	12.947	13.137	12.608	12.500	—	—
Value at End of Year	—	—	—	14.631	13.448	12.947	13.137	12.608	—	—
Venture No. of Units	—	—	—	23,435	116,499	418,052	691,257	22,675	—	—
NY Venture No. of Units	—	—	—	49,257	261,448	754,924	1,309,870	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.002	13.996	14.721	13.510	12.987	13.158	12.500	—	—	—
Value at End of Year	17.687	16.002	13.996	14.721	13.510	12.987	13.158	12.500	—	—
Venture No. of Units	785,611	702,803	689,442	756,732	805,820	418,973	159,925	—	—	—
NY Venture No. of Units	812,182	871,647	986,431	1,079,395	1,057,940	740,971	396,831	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	14.932	14.381	—	—	—
Value at End of Year	—	—	—	—	—	—	14.932	14.381	—	—
NY Venture No. of Units	—	—	—	—	—	—	4,940	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.666	13.749	14.513	13.365	12.893	13.109	12.606	—	—	—
Value at End of Year	17.255	15.666	13.749	14.513	13.365	12.893	13.109	12.606	—	—
NY Venture No. of Units	101,939	105,183	104,471	132,356	170,971	206,855	256,120	—	—	—
Managed Volatility Aggressive Portfolio (merged into Managed Volatility Growth Portfolio eff 4-23-2021) - Series I Shares (units first credited 01-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	28.477	23.909	26.490	21.871	21.754	23.431	23.434	18.754	16.310	17.690
Value at End of Year	26.745	28.477	23.909	26.490	21.871	21.754	23.431	23.434	18.754	16.310
Ven 22, 20 No. of Units	803,741	1,036,695	1,186,899	1,457,814	1,704,020	1,954,267	2,316,159	2,505,317	2,353,081	3,193,612
Ven 24 No. of Units	593	4,738	4,823	4,736	3,609	3,448	5,960	17,263	18,340	21,176
Ven 22, 20 Contracts with GEM
Value at Start of Year	22.375	18.823	20.897	17.288	17.230	18.595	18.635	14.943	13.022	14.152
Value at End of Year	20.971	22.375	18.823	20.897	17.288	17.230	18.595	18.635	14.943	13.022
No. of Units	1,615	1,626	2,602	2,614	2,720	4,260	4,319	7,056	7,977	11,758
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	21.162	17.830	19.824	16.424	16.394	17.719	17.784	14.282	12.465	13.567
Value at End of Year	19.805	21.162	17.830	19.824	16.424	16.394	17.719	17.784	14.282	12.465
No. of Units	2,302	4,343	4,353	5,109	5,141	5,179	5,221	46,097	55,180	70,826
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	28.477	23.909	26.490	21.871	21.754	23.431	23.434	18.754	16.310	17.690
Value at End of Year	26.745	28.477	23.909	26.490	21.871	21.754	23.431	23.434	18.754	16.310
Ven 7, 8 No. of Units	29,672	34,401	36,827	40,342	65,356	69,125	77,811	83,108	91,610	128,345
Ven 9 No. of Units	11,976	12,127	12,241	13,053	13,617	14,600	18,927	47,929	50,716	51,807
Ven 3 Contracts with no Optional Riders
Value at Start of Year	28.477	23.909	26.490	21.871	21.754	23.431	23.434	18.754	16.310	17.690
Value at End of Year	26.745	28.477	23.909	26.490	21.871	21.754	23.431	23.434	18.754	16.310
No. of Units	4,162	8,290	8,294	8,688	9,149	9,157	23,006	30,878	33,427	33,685

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Managed Volatility Aggressive Portfolio (merged into Managed Volatility Growth Portfolio eff 4-23-2021) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	15.265	15.189	16.355	16.333	13.067	11.354	12.312
Value at End of Year	—	—	—	—	15.265	15.189	16.355	16.333	13.067	11.354
Venture No. of Units	—	—	—	—	37	85,116	241,447	595,553	821,043	924,911
NY Venture No. of Units	—	—	—	—	—	773	12,206	63,733	79,083	79,890
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	19.681	16.479	18.214	15.010	14.913	16.034	15.988	12.772	—	—
Value at End of Year	18.502	19.681	16.479	18.214	15.010	14.913	16.034	15.988	—	—
Venture No. of Units	205,238	238,674	310,894	362,216	460,707	444,202	390,471	134,157	—	—
NY Venture No. of Units	13,749	2,525	2,525	2,525	8,862	8,865	22,365	9,934	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	27.874	23.433	26.005	21.515	21.462	23.167	23.194	18.603	16.204	17.615
Value at End of Year	26.099	27.874	23.433	26.005	21.515	21.462	23.167	23.194	18.603	16.204
Ven 22, 20 No. of Units	672,458	773,654	835,326	970,442	1,139,850	1,275,951	1,514,081	1,903,782	2,340,196	2,604,540
Ven 24 No. of Units	61,116	107,007	121,108	165,550	188,230	189,526	262,453	803,123	972,670	1,076,846
Ven 22, 20 Contracts with GEM
Value at Start of Year	26.907	22.665	25.204	20.894	20.884	22.589	22.660	18.211	15.894	17.314
Value at End of Year	25.144	26.907	22.665	25.204	20.894	20.884	22.589	22.660	18.211	15.894
No. of Units	69,345	76,100	78,923	109,248	111,671	115,151	178,214	203,361	181,301	184,803
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	15.900	12.766	11.130	12.112
Value at End of Year	—	—	—	—	—	—	—	15.900	12.766	11.130
No. of Units	—	—	—	—	—	—	—	3,325	18,615	18,625
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	26.204	22.106	24.619	20.440	20.461	22.164	22.268	17.923	15.666	17.091
Value at End of Year	24.450	26.204	22.106	24.619	20.440	20.461	22.164	22.268	17.923	15.666
No. of Units	2,435	2,438	2,684	2,811	2,814	2,925	2,729	33,812	40,389	53,198
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	14.942	14.898	16.074	16.084	12.894	11.226	12.197
Value at End of Year	—	—	—	—	14.942	14.898	16.074	16.084	12.894	11.226
Venture No. of Units	—	—	—	—	669	28,692	87,988	266,066	290,233	297,182
NY Venture No. of Units	—	—	—	—	—	—	—	1,401	1,401	12,099
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	19.404	16.280	18.031	14.888	14.822	15.967	15.954	12.770	—	—
Value at End of Year	18.206	19.404	16.280	18.031	14.888	14.822	15.967	15.954	—	—
Venture No. of Units	57,959	60,848	69,900	87,003	99,195	103,762	126,313	7,345	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	22.398	18.018	15.742	17.165
Value at End of Year	—	—	—	—	—	—	—	22.398	18.018	15.742
NY Venture No. of Units	—	—	—	—	—	—	—	4,349	4,432	4,432
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	27.145	22.855	25.402	21.048	21.027	22.732	22.792	18.308	—	—
Value at End of Year	25.379	27.145	22.855	25.402	21.048	21.027	22.732	22.792	—	—
NY Venture No. of Units	1,113	1,113	1,113	1,113	1,113	1,113	1,113	81	—	—
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series I Shares (units first credited 01-07-1997)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	16.643	14.928	13.499	13.570
Value at End of Year	—	—	—	—	—	—	—	16.643	14.928	13.499
Venture No. of Units	—	—	—	—	—	—	—	2,391	2,393	2,395
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	33.977	29.219	31.156	27.681	26.788	27.790	27.023	24.298	22.028	22.200
Value at End of Year	34.110	33.977	29.219	31.156	27.681	26.788	27.790	27.023	24.298	22.028
Ven 22, 20 No. of Units	2,223,519	2,509,232	2,914,721	3,397,990	3,866,173	4,485,429	5,261,494	6,077,744	6,827,071	7,999,801
Ven 24 No. of Units	33,933	41,457	42,827	49,770	57,747	59,965	64,608	184,956	207,774	230,315
Ven 22, 20 Contracts with GEM
Value at Start of Year	24.453	21.071	22.512	20.042	19.433	20.201	19.683	17.733	16.109	16.267
Value at End of Year	24.499	24.453	21.071	22.512	20.042	19.433	20.201	19.683	17.733	16.109
No. of Units	86,869	94,786	101,481	111,854	121,441	94,542	101,539	158,336	200,213	225,950

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	23.894	20.620	22.064	19.672	19.104	19.889	19.407	17.511	15.932	16.112
Value at End of Year	23.904	23.894	20.620	22.064	19.672	19.104	19.889	19.407	17.511	15.932
No. of Units	73,596	88,352	93,113	127,946	159,384	184,188	196,305	548,429	627,545	520,768
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	33.977	29.219	31.156	27.681	26.788	27.790	27.023	24.298	22.028	22.200
Value at End of Year	34.110	33.977	29.219	31.156	27.681	26.788	27.790	27.023	24.298	22.028
Ven 7, 8 No. of Units	267,202	337,690	357,672	409,116	501,506	587,667	688,154	796,241	940,760	1,099,514
Ven 9 No. of Units	59,143	63,227	65,058	72,250	80,568	102,938	110,524	248,812	279,119	327,148
Ven 3 Contracts with no Optional Riders
Value at Start of Year	33.977	29.219	31.156	27.681	26.788	27.790	27.023	24.298	22.028	22.200
Value at End of Year	34.110	33.977	29.219	31.156	27.681	26.788	27.790	27.023	24.298	22.028
No. of Units	55,146	56,170	63,578	67,192	75,029	81,601	74,087	80,993	101,014	112,391
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	20.675	17.765	18.925	16.818	16.262	16.853	16.388	14.730	13.340	13.437
Value at End of Year	20.755	20.675	17.765	18.925	16.818	16.262	16.853	16.388	14.730	13.340
Venture No. of Units	14,343	—	3,700	3,691,649	13,146,060	43,670,718	79,568,897	115,170,253	137,811,673	142,821,763
NY Venture No. of Units	—	—	—	119,551	458,258	1,275,614	2,769,635	9,148,394	11,098,550	11,432,803
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.887	15.346	16.323	14.485	13.985	14.471	14.050	12.610	—	—
Value at End of Year	17.983	17.887	15.346	16.323	14.485	13.985	14.471	14.050	—	—
Venture No. of Units	58,515,056	66,920,655	76,747,450	83,708,902	84,754,506	63,209,768	37,426,361	15,624,596	—	—
NY Venture No. of Units	2,109,384	2,355,646	2,724,193	3,029,098	2,952,183	2,623,249	1,320,038	1,461,616	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	27.340	23.550	25.151	22.407	21.721	22.566	21.998	19.822	17.997	18.174
Value at End of Year	27.377	27.340	23.550	25.151	22.407	21.721	22.566	21.998	19.822	17.997
Ven 22, 20 No. of Units	9,585,348	11,033,829	12,891,530	14,901,246	17,166,447	19,836,032	23,433,916	29,272,860	35,247,752	41,573,893
Ven 24 No. of Units	662,618	775,949	889,368	1,036,121	1,193,338	1,331,686	1,576,645	5,017,624	6,047,571	6,622,747
Ven 22, 20 Contracts with GEM
Value at Start of Year	26.392	22.779	24.376	21.761	21.136	22.003	21.492	19.405	17.653	17.862
Value at End of Year	26.375	26.392	22.779	24.376	21.761	21.136	22.003	21.492	19.405	17.653
No. of Units	337,788	423,735	612,626	648,048	802,709	890,004	1,008,087	1,178,904	1,448,906	1,605,274
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	16.349	15.953	14.390	13.078	13.219
Value at End of Year	—	—	—	—	—	—	16.349	15.953	14.390	13.078
No. of Units	—	—	—	—	—	—	1,186	1,045,894	1,777,898	1,932,584
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	20.117	17.320	18.488	16.463	15.951	16.563	16.138	14.535	—	—
Value at End of Year	20.155	20.117	17.320	18.488	16.463	15.951	16.563	16.138	—	—
No. of Units	215,126	268,707	327,581	374,753	427,494	474,175	617,645	629,301	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	25.703	22.217	23.811	21.288	20.708	21.589	21.120	19.097	17.400	17.632
Value at End of Year	25.647	25.703	22.217	23.811	21.288	20.708	21.589	21.120	19.097	17.400
No. of Units	387,108	447,272	527,567	590,660	699,779	809,394	1,007,426	2,929,928	3,707,412	4,249,217
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	18.488	16.463	15.951	16.563	16.138	14.535	13.189	13.312
Value at End of Year	—	—	—	18.488	16.463	15.951	16.563	16.138	14.535	13.189
Venture No. of Units	—	—	—	713,820	3,785,367	15,338,158	26,031,688	39,493,034	47,375,476	49,606,606
NY Venture No. of Units	—	—	—	38,914	218,088	930,871	1,854,763	5,767,039	6,642,296	6,965,765
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	21.376	18.376	19.586	17.414	16.847	17.468	16.994	15.282	—	—
Value at End of Year	21.448	21.376	18.376	19.586	17.414	16.847	17.468	16.994	—	—
Venture No. of Units	16,576,940	18,880,990	21,837,076	24,312,215	24,809,998	17,379,724	10,700,445	4,804,363	—	—
NY Venture No. of Units	1,000,870	1,113,923	1,450,449	1,683,176	1,787,627	1,248,399	670,689	535,346	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	21.243	19.199	17.484	17.709
Value at End of Year	—	—	—	—	—	—	—	21.243	19.199	17.484
NY Venture No. of Units	—	—	—	—	—	—	—	499,907	781,610	824,669

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	26.626	22.970	24.568	21.920	21.281	22.142	21.617	19.508	—	—
Value at End of Year	26.622	26.626	22.970	24.568	21.920	21.281	22.142	21.617	—	—
NY Venture No. of Units	86,386	100,329	109,052	135,527	187,069	214,216	249,209	243,135	—	—
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series I Shares (units first credited 01-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	32.525	29.091	30.160	28.367	27.506	27.881	26.924	26.285	24.565	23.900
Value at End of Year	33.160	32.525	29.091	30.160	28.367	27.506	27.881	26.924	26.285	24.565
Ven 22, 20 No. of Units	515,034	569,361	618,457	743,214	891,879	986,420	1,109,746	1,395,324	2,247,245	2,282,780
Ven 24 No. of Units	15,007	19,636	19,352	21,731	22,731	22,303	30,516	61,027	69,747	74,281
Ven 22, 20 Contracts with GEM
Value at Start of Year	23.700	21.240	22.065	20.795	20.204	20.521	19.856	19.423	18.189	17.732
Value at End of Year	24.115	23.700	21.240	22.065	20.795	20.204	20.521	19.856	19.423	18.189
No. of Units	12,140	16,236	16,875	24,243	24,985	26,867	33,938	35,067	45,052	52,916
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	23.964	21.509	22.378	21.121	20.552	20.905	20.258	19.847	18.614	18.173
Value at End of Year	24.346	23.964	21.509	22.378	21.121	20.552	20.905	20.258	19.847	18.614
No. of Units	9,672	15,125	21,118	22,350	32,584	32,308	32,882	163,614	209,347	265,062
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	32.525	29.091	30.160	28.367	27.506	27.881	26.924	26.285	24.565	23.900
Value at End of Year	33.160	32.525	29.091	30.160	28.367	27.506	27.881	26.924	26.285	24.565
Ven 7, 8 No. of Units	31,935	177,207	208,422	227,658	270,063	265,098	342,897	407,568	425,490	421,398
Ven 9 No. of Units	19,895	20,393	17,499	23,404	30,894	36,074	38,045	88,092	112,010	109,206
Ven 3 Contracts with no Optional Riders
Value at Start of Year	32.525	29.091	30.160	28.367	27.506	27.881	26.924	26.285	24.565	23.900
Value at End of Year	—	32.525	29.091	30.160	28.367	27.506	27.881	26.924	26.285	24.565
No. of Units	—	49,217	44,657	50,302	50,985	48,933	51,236	105,985	100,548	89,164
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	20.192	18.047	18.705	17.573	17.042	17.265	16.659	16.252	15.185	14.764
Value at End of Year	20.586	20.192	18.047	18.705	17.573	17.042	17.265	16.659	16.252	15.185
Venture No. of Units	3,499	—	1,091	784,804	3,356,199	8,957,046	14,834,540	21,269,632	30,305,739	30,050,733
NY Venture No. of Units	—	—	—	18,726	188,146	506,543	819,948	2,278,965	2,594,697	2,599,415
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.696	14.008	14.496	13.599	13.168	13.321	12.833	12.501	—	—
Value at End of Year	16.026	15.696	14.008	14.496	13.599	13.168	13.321	12.833	—	—
Venture No. of Units	10,909,485	12,136,735	13,924,048	15,800,264	15,328,652	10,075,421	5,250,380	2,170,286	—	—
NY Venture No. of Units	531,562	573,659	636,117	715,274	713,076	427,055	222,895	115,348	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	23.565	21.115	21.939	20.664	20.089	20.403	19.736	19.302	18.081	17.622
Value at End of Year	23.965	23.565	21.115	21.939	20.664	20.089	20.403	19.736	19.302	18.081
Ven 22, 20 No. of Units	1,589,504	1,820,286	2,137,556	2,576,542	3,044,618	3,412,425	4,242,105	5,127,688	7,442,824	8,215,771
Ven 24 No. of Units	116,946	130,468	150,702	194,826	208,767	253,853	270,350	750,906	1,133,866	1,287,092
Ven 22, 20 Contracts with GEM
Value at Start of Year	22.748	20.424	21.264	20.067	19.548	19.894	19.282	18.895	17.735	17.321
Value at End of Year	23.087	22.748	20.424	21.264	20.067	19.548	19.894	19.282	18.895	17.735
No. of Units	98,875	102,709	95,529	108,050	180,651	177,453	153,992	181,652	221,916	299,644
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	16.217	15.876	14.887	14.524
Value at End of Year	—	—	—	—	—	—	—	16.217	15.876	14.887
No. of Units	—	—	—	—	—	—	—	352,703	434,316	424,069
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	19.647	17.595	18.273	17.202	16.715	16.968	16.405	16.036	—	—
Value at End of Year	19.990	19.647	17.595	18.273	17.202	16.715	16.968	16.405	—	—
No. of Units	97,347	99,719	108,805	125,455	130,112	130,619	162,651	50,509	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	22.154	19.920	20.771	19.631	19.152	19.520	18.948	18.596	17.481	17.098
Value at End of Year	22.451	22.154	19.920	20.771	19.631	19.152	19.520	18.948	18.596	17.481
No. of Units	78,146	23,759	115,443	142,522	177,783	186,153	255,594	825,991	1,182,645	1,307,943

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	18.273	17.202	16.715	16.968	16.405	16.036	15.014	14.626
Value at End of Year	—	—	—	18.273	17.202	16.715	16.968	16.405	16.036	15.014
Venture No. of Units	—	—	—	218,913	1,092,542	3,623,589	5,800,867	8,626,682	11,593,746	11,530,792
NY Venture No. of Units	—	—	—	2,880	74,941	258,562	383,543	1,157,277	1,435,880	1,466,790
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.031	16.124	16.720	15.717	15.249	15.457	14.921	14.564	—	—
Value at End of Year	18.374	18.031	16.124	16.720	15.717	15.249	15.457	14.921	—	—
Venture No. of Units	1,921,315	4,003,694	4,923,177	5,557,054	5,688,513	3,677,792	2,064,940	742,865	—	—
NY Venture No. of Units	200,080	243,674	281,324	371,053	353,323	204,519	108,424	98,491	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	19.058	18.695	17.565	17.172
Value at End of Year	—	—	—	—	—	—	—	19.058	18.695	17.565
NY Venture No. of Units	—	—	—	—	—	—	—	154,941	237,499	243,057
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	22.949	20.594	21.431	20.215	19.682	20.020	19.394	18.996	—	—
Value at End of Year	23.304	22.949	20.594	21.431	20.215	19.682	20.020	19.394	—	—
NY Venture No. of Units	39,196	42,016	45,205	57,897	61,703	65,043	55,471	56,766	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	20.089	20.403	12.500	—	—	—
Value at End of Year	—	—	—	—	—	20.089	20.403	—	—	—
Ven 9 No. of Units	—	—	—	—	—	1,083	1,152	—	—	—
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series I Shares (units first credited 01-07-1997)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	16.676	14.135	12.557	12.909
Value at End of Year	—	—	—	—	—	—	16.676	16.676	14.135	12.557
Venture No. of Units	—	—	—	—	—	—	—	2,497	2,518	2,540
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	31.827	26.996	29.296	25.051	24.584	26.114	25.922	22.027	19.618	20.218
Value at End of Year	30.939	31.827	26.996	29.296	25.051	24.584	26.114	25.922	22.027	19.618
Ven 22, 20 No. of Units	2,667,509	3,004,722	3,385,920	3,897,265	4,554,676	5,265,550	6,085,574	7,061,067	7,835,713	8,826,861
Ven 24 No. of Units	23,754	15,486	29,669	29,756	38,460	39,684	42,780	121,402	138,201	148,288
Ven 22, 20 Contracts with GEM
Value at Start of Year	23.167	19.690	21.410	18.344	18.038	19.199	19.096	16.259	14.510	14.984
Value at End of Year	22.475	23.167	19.690	21.410	18.344	18.038	19.199	19.096	16.259	14.510
No. of Units	66,913	124,262	124,960	131,254	134,539	190,755	217,814	224,793	234,254	307,230
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	22.275	18.960	20.648	17.717	17.448	18.599	18.527	15.798	14.120	14.603
Value at End of Year	21.577	22.275	18.960	20.648	17.717	17.448	18.599	18.527	15.798	14.120
No. of Units	28,233	31,706	38,470	39,455	49,989	56,567	61,978	276,073	367,340	410,651
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	31.827	26.996	29.296	25.051	24.584	26.114	25.922	22.027	19.618	20.218
Value at End of Year	30.939	31.827	26.996	29.296	25.051	24.584	26.114	25.922	22.027	19.618
Ven 7, 8 No. of Units	261,044	306,497	335,008	389,452	502,277	565,981	609,420	686,037	751,942	910,789
Ven 9 No. of Units	46,174	55,172	56,741	69,669	71,260	72,940	77,212	209,661	257,432	284,789
Ven 3 Contracts with no Optional Riders
Value at Start of Year	31.827	26.996	29.296	25.051	24.584	26.114	25.922	22.027	19.618	20.218
Value at End of Year	30.939	31.827	26.996	29.296	25.051	24.584	26.114	25.922	22.027	19.618
No. of Units	7,183	7,854	8,859	14,249	15,677	15,935	15,426	25,157	33,972	45,625
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	20.223	17.145	18.590	15.889	15.582	16.560	16.417	13.945	12.420	12.794
Value at End of Year	19.671	20.223	17.145	18.590	15.889	15.582	16.560	16.417	13.945	12.420
Venture No. of Units	19,353	19,862	19,049	6,421,144	20,548,923	56,633,201	102,883,541	165,560,126	194,597,756	189,648,574
NY Venture No. of Units	—	—	—	102,523	433,399	1,067,067	2,438,428	9,594,420	12,169,422	11,720,836
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.548	15.701	16.998	14.507	14.206	15.074	14.922	12.656	—	—
Value at End of Year	18.068	18.548	15.701	16.998	14.507	14.206	15.074	14.922	—	—
Venture No. of Units	78,976,808	93,059,147	106,302,829	114,134,909	113,022,481	92,105,018	63,463,481	27,497,528	—	—
NY Venture No. of Units	1,748,319	2,034,616	2,474,376	2,818,135	2,694,807	2,654,665	1,687,765	1,912,037	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	27.436	23.318	25.347	21.718	21.352	22.748	22.609	19.252	17.190	17.752
Value at End of Year	26.619	27.436	23.318	25.347	21.718	21.352	22.748	22.609	19.252	17.190
Ven 22, 20 No. of Units	12,900,713	15,618,099	18,169,348	20,989,460	23,674,873	27,120,687	32,129,734	40,852,250	47,924,920	54,365,054
Ven 24 No. of Units	778,156	905,008	1,044,896	1,172,305	1,271,047	1,384,641	1,625,375	5,992,432	6,968,248	7,884,143
Ven 22, 20 Contracts with GEM
Value at Start of Year	26.485	22.555	24.566	21.091	20.778	22.180	22.088	18.847	16.862	17.448
Value at End of Year	25.645	26.485	22.555	24.566	21.091	20.778	22.180	22.088	18.847	16.862
No. of Units	438,378	476,547	540,071	649,062	682,118	768,044	867,869	1,116,584	1,328,639	1,471,850
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	16.064	15.982	13.623	12.176	12.586
Value at End of Year	—	—	—	—	—	—	16.064	15.982	13.623	12.176
No. of Units	—	—	—	—	—	—	4,002	1,338,403	1,991,649	2,100,864
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	19.678	16.716	18.161	15.553	15.284	16.275	16.167	13.760	—	—
Value at End of Year	19.102	19.678	16.716	18.161	15.553	15.284	16.275	16.167	—	—
No. of Units	267,907	310,044	372,137	460,560	570,467	609,379	684,239	576,616	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	25.793	21.999	23.996	20.633	20.357	21.764	21.706	18.548	16.620	17.223
Value at End of Year	24.937	25.793	21.999	23.996	20.633	20.357	21.764	21.706	18.548	16.620
No. of Units	222,540	258,504	314,832	388,838	442,377	514,782	628,559	2,528,108	3,128,673	3,642,241
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	19.678	16.716	18.161	15.553	15.284	16.275	16.167	13.760	12.280	12.675
Value at End of Year	19.102	19.678	16.716	18.161	15.553	15.284	16.275	16.167	13.760	12.280
Venture No. of Units	10,912	278	32,139	2,229,328	7,646,745	22,771,416	41,994,797	65,960,758	78,982,450	77,417,824
NY Venture No. of Units	—	—	—	124,277	433,462	1,086,713	2,078,305	7,310,125	8,427,732	7,832,296
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	22.677	19.235	20.867	17.843	17.508	18.616	18.464	15.692	—	—
Value at End of Year	22.047	22.677	19.235	20.867	17.843	17.508	18.616	18.464	—	—
Venture No. of Units	27,069,861	30,950,358	35,486,002	38,276,540	38,625,301	31,285,258	21,175,649	8,863,666	—	—
NY Venture No. of Units	1,240,209	1,380,628	1,598,296	1,652,993	1,530,951	1,220,202	789,654	772,330	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	21.902	21.833	18.647	16.700	17.298
Value at End of Year	—	—	—	—	—	—	21.902	21.833	18.647	16.700
NY Venture No. of Units	—	—	—	—	—	—	2,855	962,957	1,288,537	1,362,125
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	26.719	22.743	24.759	21.246	20.920	22.321	22.217	18.947	—	—
Value at End of Year	25.885	26.719	22.743	24.759	21.246	20.920	22.321	22.217	—	—
NY Venture No. of Units	86,205	111,774	137,361	171,426	194,688	224,870	228,267	218,105	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	22.609	19.252	17.190	17.752
Value at End of Year	—	—	—	—	—	—	22.609	22.609	19.252	17.190
Ven 9 No. of Units	—	—	—	—	—	—	—	529	556	579
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series I Shares (units first credited 01-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	34.925	30.344	32.052	29.051	27.979	28.635	27.672	25.460	23.332	23.122
Value at End of Year	35.580	34.925	30.344	32.052	29.051	27.979	28.635	27.672	25.460	23.332
Ven 22, 20 No. of Units	752,273	871,806	959,328	1,130,757	1,273,669	1,485,076	1,746,781	2,153,701	2,389,690	2,720,700
Ven 24 No. of Units	30,509	31,364	41,165	46,157	41,949	43,874	46,618	78,766	88,047	106,245
Ven 22, 20 Contracts with GEM
Value at Start of Year	25.038	21.797	23.070	20.952	20.219	20.734	20.077	18.509	16.997	16.877
Value at End of Year	25.456	25.038	21.797	23.070	20.952	20.219	20.734	20.077	18.509	16.997
No. of Units	37,605	41,653	44,200	53,523	55,993	55,455	67,474	66,509	63,709	62,069
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	24.768	21.594	22.890	20.820	20.122	20.665	20.040	18.503	17.016	16.922
Value at End of Year	25.143	24.768	21.594	22.890	20.820	20.122	20.665	20.040	18.503	17.016
No. of Units	33,332	37,447	39,982	54,005	63,584	68,508	77,550	165,750	238,954	297,849

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	34.925	30.344	32.052	29.051	27.979	28.635	27.672	25.460	23.332	23.122
Value at End of Year	35.580	34.925	30.344	32.052	29.051	27.979	28.635	27.672	25.460	23.332
Ven 7, 8 No. of Units	140,510	156,761	201,447	221,851	257,211	295,321	332,715	367,020	414,347	419,823
Ven 9 No. of Units	16,705	17,883	21,616	33,721	29,985	36,984	38,398	94,342	117,407	130,498
Ven 3 Contracts with no Optional Riders
Value at Start of Year	34.925	30.344	32.052	29.051	27.979	28.635	27.672	25.460	23.332	23.122
Value at End of Year	35.580	34.925	30.344	32.052	29.051	27.979	28.635	27.672	25.460	23.332
No. of Units	4,648	5,228	9,242	9,741	12,436	14,321	18,240	25,842	31,886	34,210
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	21.319	18.523	19.545	17.707	17.039	17.432	16.845	15.495	14.185	14.049
Value at End of Year	21.718	21.319	18.523	19.545	17.707	17.039	17.432	16.845	15.495	14.185
Venture No. of Units	—	—	—	1,215,353	5,206,415	16,443,712	27,108,994	37,471,877	42,897,753	43,852,507
NY Venture No. of Units	—	—	—	39,068	216,967	775,238	1,280,611	3,560,836	4,099,489	4,174,739
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.473	15.159	15.970	14.447	13.882	14.181	13.682	12.567	—	—
Value at End of Year	17.827	17.473	15.159	15.970	14.447	13.882	14.181	13.682	—	—
Venture No. of Units	19,406,746	21,888,199	25,271,697	28,032,427	27,546,377	17,982,769	9,620,558	3,293,680	—	—
NY Venture No. of Units	1,001,827	1,157,576	1,403,875	1,469,531	1,488,141	968,881	461,898	252,623	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	26.366	22.965	24.293	22.064	21.285	21.830	21.148	19.501	17.898	17.771
Value at End of Year	26.792	26.366	22.965	24.293	22.064	21.285	21.830	21.148	19.501	17.898
Ven 22, 20 No. of Units	2,539,804	2,838,054	3,356,054	3,929,713	4,425,177	4,951,994	5,958,319	7,567,723	9,155,000	10,492,772
Ven 24 No. of Units	194,271	203,638	230,505	258,460	378,410	438,780	491,111	1,399,745	1,684,579	1,976,281
Ven 22, 20 Contracts with GEM
Value at Start of Year	25.452	22.213	23.545	21.427	20.712	21.285	20.661	19.091	17.557	17.466
Value at End of Year	25.811	25.452	22.213	23.545	21.427	20.712	21.285	20.661	19.091	17.557
No. of Units	72,906	85,648	111,904	121,320	129,512	171,328	188,483	220,562	316,367	340,264
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	16.399	15.137	13.907	13.821
Value at End of Year	—	—	—	—	—	—	—	16.399	15.137	13.907
No. of Units	—	—	—	—	—	—	—	433,856	599,450	615,895
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	20.744	18.059	19.094	17.333	16.713	17.132	16.589	15.289	—	—
Value at End of Year	21.090	20.744	18.059	19.094	17.333	16.713	17.132	16.589	—	—
No. of Units	82,244	96,621	124,187	156,171	189,005	253,685	264,828	152,520	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	24.787	21.666	22.999	20.961	20.293	20.885	20.304	18.788	17.305	17.241
Value at End of Year	25.100	24.787	21.666	22.999	20.961	20.293	20.885	20.304	18.788	17.305
No. of Units	180,358	220,600	260,815	311,117	349,238	432,459	489,473	1,286,240	1,570,566	1,869,468
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	20.744	18.059	19.094	17.333	16.713	17.132	16.589	15.289	14.025	13.919
Value at End of Year	21.090	20.744	18.059	19.094	17.333	16.713	17.132	16.589	15.289	14.025
Venture No. of Units	10,345	10,880	11,357	491,484	1,807,019	6,705,900	10,835,338	15,392,313	18,218,869	18,285,176
NY Venture No. of Units	—	—	—	11,033	71,207	319,623	792,551	2,285,371	2,661,417	2,697,813
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	20.644	17.945	18.945	17.172	16.533	16.922	16.361	15.057	—	—
Value at End of Year	21.020	20.644	17.945	18.945	17.172	16.533	16.922	16.361	—	—
Venture No. of Units	6,649,287	7,304,658	8,482,525	9,173,284	9,447,385	5,849,694	3,283,125	1,432,320	—	—
NY Venture No. of Units	396,476	446,986	477,796	574,398	711,877	508,045	159,683	175,225	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	20.422	18.888	17.388	17.316
Value at End of Year	—	—	—	—	—	—	—	20.422	18.888	17.388
NY Venture No. of Units	—	—	—	—	—	—	—	270,365	454,425	459,810
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	25.677	22.399	23.730	21.584	20.854	21.420	20.782	19.192	—	—
Value at End of Year	26.053	25.677	22.399	23.730	21.584	20.854	21.420	20.782	—	—
NY Venture No. of Units	93,030	105,233	142,466	181,785	198,868	211,283	197,284	137,101	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Mid Cap Index Trust - Series I Shares (units first credited 05-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	48.144	38.876	44.528	38.990	32.918	34.271	31.784	24.230	20.917	21.700
Value at End of Year	53.747	48.144	38.876	44.528	38.990	32.918	34.271	31.784	24.230	20.917
Ven 22, 20 No. of Units	566,015	659,111	747,914	860,184	377,528	408,628	440,011	504,449	571,415	656,150
Ven 24 No. of Units	17,646	19,712	22,759	25,463	6,211	6,862	9,161	11,224	11,150	15,432
Ven 22, 20 Contracts with GEM
Value at Start of Year	42.991	34.784	39.922	35.026	29.631	30.911	28.725	21.942	18.979	19.729
Value at End of Year	47.898	42.991	34.784	39.922	35.026	29.631	30.911	28.725	21.942	18.979
No. of Units	12,497	13,704	16,110	18,631	6,896	6,638	5,772	6,241	5,618	9,208
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	44.879	36.366	41.801	36.729	31.119	32.511	30.258	23.147	20.052	20.876
Value at End of Year	49.926	44.879	36.366	41.801	36.729	31.119	32.511	30.258	23.147	20.052
No. of Units	15,920	18,108	22,624	24,256	7,766	8,751	8,594	9,322	11,531	22,928
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	48.144	38.876	44.528	38.990	32.918	34.271	31.784	24.230	20.917	21.700
Value at End of Year	53.747	48.144	38.876	44.528	38.990	32.918	34.271	31.784	24.230	20.917
Ven 7, 8 No. of Units	71,018	91,807	111,099	125,328	57,647	62,862	74,464	87,457	86,375	105,053
Ven 9 No. of Units	48,275	54,176	59,114	60,264	17,199	20,676	21,204	19,453	20,081	19,190
Ven 3 Contracts with no Optional Riders
Value at Start of Year	48.144	38.876	44.528	38.990	32.918	34.271	31.784	24.230	20.917	21.700
Value at End of Year	53.747	48.144	38.876	44.528	38.990	32.918	34.271	31.784	24.230	20.917
No. of Units	6,666	8,943	8,026	9,400	6,677	6,357	9,066	8,320	8,440	9,019
Mid Cap Index Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	25.576	21.575	22.453	20.815	15.860	13.679	14.186
Value at End of Year	—	—	—	—	25.576	21.575	22.453	20.815	15.860	13.679
Venture No. of Units	—	—	—	—	10	20,355	56,292	90,191	108,887	128,579
NY Venture No. of Units	—	—	—	—	—	8,872	11,475	12,589	16,460	16,716
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	25.673	20.673	23.637	20.669	17.409	18.091	16.745	12.740	—	—
Value at End of Year	28.716	25.673	20.673	23.637	20.669	17.409	18.091	16.745	—	—
Venture No. of Units	61,598	73,129	94,259	111,747	73,053	73,485	57,223	29,865	—	—
NY Venture No. of Units	6,286	6,269	7,235	8,796	9,088	3,250	2,980	3,053	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	43.348	35.046	40.232	35.320	29.868	31.163	28.961	22.123	19.128	19.887
Value at End of Year	48.292	43.348	35.046	40.232	35.320	29.868	31.163	28.961	22.123	19.128
Ven 22, 20 No. of Units	194,144	218,821	257,918	318,599	234,680	267,224	300,570	367,429	434,604	475,788
Ven 24 No. of Units	48,882	53,392	56,447	74,649	69,365	69,845	72,479	89,445	96,925	101,555
Ven 22, 20 Contracts with GEM
Value at Start of Year	41.844	33.898	38.993	34.301	29.064	30.384	28.294	21.657	18.762	19.546
Value at End of Year	46.524	41.844	33.898	38.993	34.301	29.064	30.384	28.294	21.657	18.762
No. of Units	26,113	29,891	30,649	38,195	38,913	39,029	20,565	21,408	21,261	67,948
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	21.817	20.296	15.519	13.431	13.978
Value at End of Year	—	—	—	—	—	—	21.817	20.296	15.519	13.431
No. of Units	—	—	—	—	—	—	629	4,731	6,976	8,323
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	30.801	24.889	28.559	25.059	21.181	22.087	20.517	15.664	—	—
Value at End of Year	34.331	30.801	24.889	28.559	25.059	21.181	22.087	20.517	—	—
No. of Units	4,906	5,158	5,341	5,784	2,197	2,290	4,537	901	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	40.751	33.062	38.089	33.555	28.475	29.814	27.804	21.313	18.493	19.294
Value at End of Year	45.240	40.751	33.062	38.089	33.555	28.475	29.814	27.804	21.313	18.493
No. of Units	36,843	46,734	49,183	52,171	36,630	42,352	37,051	47,070	50,095	56,316
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	21.181	22.087	20.517	15.664	13.537	14.067
Value at End of Year	—	—	—	—	—	21.181	22.087	20.517	15.664	13.537
Venture No. of Units	—	—	—	—	—	6,974	27,193	41,365	54,124	70,931
NY Venture No. of Units	—	—	—	—	—	382	2,115	22,128	26,859	27,030

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	25.312	20.424	23.399	20.501	17.302	18.016	16.710	12.739	—	—
Value at End of Year	28.256	25.312	20.424	23.399	20.501	17.302	18.016	16.710	—	—
Venture No. of Units	48,235	52,518	54,071	57,381	40,271	35,225	18,353	10,863	—	—
NY Venture No. of Units	10,367	11,041	11,305	11,308	27,993	27,673	27,099	6,445	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	27.967	21.427	18.582	19.378
Value at End of Year	—	—	—	—	—	—	—	27.967	21.427	18.582
NY Venture No. of Units	—	—	—	—	—	—	—	2,887	3,296	2,735
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	42.215	34.181	39.299	34.553	29.263	30.577	28.460	21.772	—	—
Value at End of Year	46.959	42.215	34.181	39.299	34.553	29.263	30.577	28.460	—	—
NY Venture No. of Units	889	976	1,009	991	304	2,570	2,613	157	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	28.961	22.123	19.128	19.887
Value at End of Year	—	—	—	—	—	—	—	28.961	22.123	19.128
Ven 9 No. of Units	—	—	—	—	—	—	—	1,069	1,123	1,169
Mid Cap Stock Trust - Series I Shares (units first credited 05-01-1999)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	14.934	12.500	—
Value at End of Year	—	—	—	—	—	—	—	—	14.934	—
Venture No. of Units	—	—	—	—	—	—	—	—	34	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	44.713	33.706	34.725	27.394	27.618	27.192	25.529	18.922	15.702	17.537
Value at End of Year	72.923	44.713	33.706	34.725	27.394	27.618	27.192	25.529	18.922	15.702
Ven 22, 20 No. of Units	1,160,634	1,307,020	1,447,601	1,687,449	1,910,482	2,181,536	2,444,435	2,886,746	3,314,920	3,873,238
Ven 24 No. of Units	51,045	56,074	58,418	65,114	71,659	81,276	102,143	128,564	144,287	168,243
Ven 22, 20 Contracts with GEM
Value at Start of Year	44.259	33.430	34.510	27.279	27.557	27.187	25.575	18.994	15.794	17.674
Value at End of Year	72.038	44.259	33.430	34.510	27.279	27.557	27.187	25.575	18.994	15.794
No. of Units	18,034	22,962	24,278	26,035	27,871	34,892	40,378	45,720	48,357	54,701
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	43.200	32.680	33.786	26.747	27.060	26.736	25.189	18.735	15.602	17.486
Value at End of Year	70.209	43.200	32.680	33.786	26.747	27.060	26.736	25.189	18.735	15.602
No. of Units	38,115	34,686	62,277	70,397	83,244	94,819	116,347	138,970	162,042	195,239
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	44.713	33.706	34.725	27.394	27.618	27.192	25.529	18.922	15.702	17.537
Value at End of Year	72.923	44.713	33.706	34.725	27.394	27.618	27.192	25.529	18.922	15.702
Ven 7, 8 No. of Units	133,032	150,586	168,059	180,494	198,376	229,265	246,265	289,700	337,019	378,468
Ven 9 No. of Units	30,817	33,581	37,756	39,898	49,529	57,461	63,551	65,557	75,090	88,603
Ven 3 Contracts with no Optional Riders
Value at Start of Year	44.713	33.706	34.725	27.394	27.618	27.192	25.529	18.922	15.702	17.537
Value at End of Year	72.923	44.713	33.706	34.725	27.394	27.618	27.192	25.529	18.922	15.702
No. of Units	5,040	5,123	5,174	8,197	9,014	9,539	26,671	29,987	34,407	53,714
Mid Cap Stock Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	21.525	21.191	19.881	14.733	12.215	13.637
Value at End of Year	—	—	—	—	—	21.525	21.191	19.881	14.733	12.215
Venture No. of Units	—	—	—	—	—	30,522	73,706	174,778	225,399	241,054
NY Venture No. of Units	—	—	—	—	—	3,880	7,834	13,050	22,708	23,878
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	30.693	23.092	23.731	18.688	18.800	18.481	17.312	12.810	—	—
Value at End of Year	50.144	30.693	23.092	23.731	18.688	18.800	18.481	17.312	—	—
Venture No. of Units	81,587	94,010	102,978	121,696	130,212	124,121	115,299	44,763	—	—
NY Venture No. of Units	4,170	5,676	6,926	7,316	10,139	10,800	6,860	2,761	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	55.182	41.683	43.010	34.005	34.345	33.897	31.881	23.684	19.687	22.034
Value at End of Year	89.792	55.182	41.683	43.010	34.005	34.345	33.897	31.881	23.684	19.687
Ven 22, 20 No. of Units	297,923	345,928	383,821	433,993	482,748	542,370	602,923	738,875	908,443	1,107,449
Ven 24 No. of Units	87,548	107,934	120,085	139,227	149,498	162,776	176,429	218,814	264,176	322,477

Venture Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Ven 22, 20 Contracts with GEM
Value at Start of Year	53.268	40.318	41.685	33.023	33.420	33.051	31.147	23.185	19.311	21.656
Value at End of Year	86.504	53.268	40.318	41.685	33.023	33.420	33.051	31.147	23.185	19.311
No. of Units	22,795	28,565	30,038	33,190	35,520	37,418	41,145	45,749	58,279	60,989
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	19.354	14.392	11.975	13.416
Value at End of Year	—	—	—	—	—	—	—	19.354	14.392	11.975
No. of Units	—	—	—	—	—	—	—	26,216	17,401	20,401
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	33.989	25.662	26.465	20.914	21.112	20.827	19.578	14.537	—	—
Value at End of Year	55.334	33.989	25.662	26.465	20.914	21.112	20.827	19.578	—	—
No. of Units	4,597	4,312	5,182	5,335	6,373	11,039	10,668	4,296	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	51.877	39.324	40.719	32.306	32.743	32.430	30.608	22.818	19.034	21.377
Value at End of Year	84.118	51.877	39.324	40.719	32.306	32.743	32.430	30.608	22.818	19.034
No. of Units	20,648	29,740	38,089	42,955	48,180	59,139	81,503	94,133	102,410	124,125
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	21.112	20.827	19.578	14.537	12.078	13.511
Value at End of Year	—	—	—	—	—	21.112	20.827	19.578	14.537	12.078
Venture No. of Units	—	—	—	—	—	15,880	82,220	140,384	184,103	195,629
NY Venture No. of Units	—	—	—	—	—	12,910	14,095	7,257	10,050	9,990
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	30.262	22.814	23.492	18.537	18.685	18.404	17.275	12.808	—	—
Value at End of Year	49.341	30.262	22.814	23.492	18.537	18.685	18.404	17.275	—	—
Venture No. of Units	75,622	89,773	94,379	103,216	119,484	114,556	64,419	20,005	—	—
NY Venture No. of Units	3,188	3,249	3,274	5,706	7,372	6,444	6,767	2,492	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	30.787	22.940	19.126	21.470
Value at End of Year	—	—	—	—	—	—	—	30.787	22.940	19.126
NY Venture No. of Units	—	—	—	—	—	—	—	3,401	5,591	6,673
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	53.740	40.655	42.013	33.266	33.649	33.260	31.329	23.309	—	—
Value at End of Year	87.315	53.740	40.655	42.013	33.266	33.649	33.260	31.329	—	—
NY Venture No. of Units	1,097	1,209	1,246	1,605	1,647	1,864	3,097	289	—	—
Mid Value Trust - Series I Shares (units first credited 04-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	35.937	30.488	34.680	31.560	25.805	27.100	24.847	19.177	16.270	17.346
Value at End of Year	38.838	35.937	30.488	34.680	31.560	25.805	27.100	24.847	19.177	16.270
Ven 22, 20 No. of Units	449,710	530,445	588,267	677,571	779,971	843,809	972,113	1,135,081	1,291,087	1,542,393
Ven 24 No. of Units	10,060	11,567	15,363	22,243	26,133	27,631	32,079	34,124	37,367	44,677
Ven 22, 20 Contracts with GEM
Value at Start of Year	34.898	29.665	33.812	30.831	25.260	26.581	24.420	18.885	16.055	17.158
Value at End of Year	37.640	34.898	29.665	33.812	30.831	25.260	26.581	24.420	18.885	16.055
No. of Units	1,517	3,466	3,345	4,613	4,668	4,081	5,946	11,054	16,000	20,118
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	34.138	29.063	33.176	30.296	24.859	26.198	24.104	18.668	15.895	17.013
Value at End of Year	36.765	34.138	29.063	33.176	30.296	24.859	26.198	24.104	18.668	15.895
No. of Units	17,093	21,378	28,632	49,206	52,973	56,279	59,126	69,797	82,098	99,549
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	35.937	30.488	34.680	31.560	25.805	27.100	24.847	19.177	16.270	17.354
Value at End of Year	38.838	35.937	30.488	34.680	31.560	25.805	27.100	24.847	19.177	16.270
Ven 7, 8 No. of Units	65,170	76,965	89,203	99,723	116,979	131,268	154,321	177,955	199,910	241,483
Ven 9 No. of Units	12,890	13,519	19,753	20,539	24,971	23,583	28,311	30,875	33,840	36,874
Ven 3 Contracts with no Optional Riders
Value at Start of Year	35.937	30.488	34.680	31.560	25.805	27.100	24.847	19.177	16.270	17.354
Value at End of Year	38.838	35.937	30.488	34.680	31.560	25.805	27.100	24.847	19.177	16.270
No. of Units	7,905	9,872	9,993	10,132	13,703	14,063	13,850	16,484	23,349	29,549

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Mid Value Trust - Series II Shares (units first credited 04-29-2005)
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.438	13.087	14.841	13.479	12.500	—	—	—	—	—
Value at End of Year	16.718	15.438	13.087	14.841	13.479	—	—	—	—	—
Venture No. of Units	12,156	10,880	8,699	13,282	4,535	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	35.171	29.933	34.082	31.078	25.462	26.797	24.617	19.036	16.185	17.283
Value at End of Year	37.934	35.171	29.933	34.082	31.078	25.462	26.797	24.617	19.036	16.185
Ven 22, 20 No. of Units	298,534	332,292	358,120	394,181	462,461	517,169	588,749	753,251	964,357	1,186,918
Ven 24 No. of Units	87,056	97,679	103,901	121,255	139,061	148,326	164,900	185,965	236,289	268,100
Ven 22, 20 Contracts with GEM
Value at Start of Year	34.154	29.126	33.229	30.361	24.925	26.284	24.193	18.746	15.970	17.088
Value at End of Year	36.763	34.154	29.126	33.229	30.361	24.925	26.284	24.193	18.746	15.970
No. of Units	56,451	66,136	69,045	69,474	72,811	74,612	77,931	86,645	94,008	102,369
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.267	12.987	14.779	13.470	12.500	—	—	—	—	—
Value at End of Year	16.474	15.267	12.987	14.779	13.470	—	—	—	—	—
No. of Units	1,487	1,490	1,492	1,494	969	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	33.410	28.534	32.603	29.834	24.529	25.905	23.881	18.532	15.811	16.943
Value at End of Year	35.908	33.410	28.534	32.603	29.834	24.529	25.905	23.881	18.532	15.811
No. of Units	6,788	32,843	37,387	45,907	51,897	58,954	91,018	103,108	130,544	146,092
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.340	13.030	14.805	12.500	—	—	—	—	—	—
Value at End of Year	16.578	15.340	13.030	14.805	—	—	—	—	—	—
Venture No. of Units	881	523	490	3,911	—	—	—	—	—	—
Money Market Trust - Series I Shares (units first credited 05-04-1987)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	12.735	12.882	13.021
Value at End of Year	—	—	—	—	—	—	—	—	12.735	12.882
Venture No. of Units	—	—	—	—	—	—	—	—	445	822
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.513	16.428	16.407	16.540	16.762	16.998	17.237	17.479	17.725	17.961
Value at End of Year	16.333	16.513	16.428	16.407	16.540	16.762	16.998	17.237	17.479	17.725
Ven 22, 20 No. of Units	521,844	605,496	739,911	876,831	1,092,481	1,479,869	1,708,490	2,186,037	3,095,658	3,731,384
Ven 24 No. of Units	24,316	22,281	28,230	35,683	43,993	49,567	53,097	82,242	114,523	121,411
Ven 22, 20 Contracts with GEM
Value at Start of Year	11.646	11.610	11.619	11.736	11.917	12.109	12.304	12.502	12.703	12.898
Value at End of Year	11.497	11.646	11.610	11.619	11.736	11.917	12.109	12.304	12.502	12.703
No. of Units	7,801	8,130	13,352	18,658	26,988	27,861	31,172	66,134	125,537	165,231
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.558	11.538	11.565	11.699	11.897	12.107	12.321	12.537	12.759	12.974
Value at End of Year	11.392	11.558	11.538	11.565	11.699	11.897	12.107	12.321	12.537	12.759
No. of Units	29,659	32,707	36,426	43,681	56,880	58,190	65,472	81,576	123,886	175,945
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	16.513	16.428	16.407	16.540	16.762	16.998	17.237	17.479	17.725	17.961
Value at End of Year	16.333	16.513	16.428	16.407	16.540	16.762	16.998	17.237	17.479	17.725
Ven 7, 8 No. of Units	154,417	175,412	188,803	238,830	271,761	324,642	405,204	535,010	776,180	894,668
Ven 9 No. of Units	46,843	53,108	57,070	58,774	63,420	71,745	105,912	136,506	222,002	256,416
Ven 3 Contracts with no Optional Riders
Value at Start of Year	16.513	16.428	16.407	16.540	16.762	16.998	17.237	17.479	17.725	17.961
Value at End of Year	16.333	16.513	16.428	16.407	16.540	16.762	16.998	17.237	17.479	17.725
No. of Units	13,239	19,953	25,539	29,408	30,913	45,882	72,678	79,289	122,416	140,897
Ven 1 Contracts with no Optional Riders
Value at Start of Year	18.486	18.371	18.328	18.457	18.683	18.926	19.172	19.419	19.672	19.912
Value at End of Year	18.305	18.486	18.371	18.328	18.457	18.683	18.926	19.172	19.419	19.672
No. of Units	4,011	4,011	4,011	4,011	4,011	4,011	4,011	4,011	4,011	4,011

Venture Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Money Market Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	11.993	12.084	12.224	12.366	12.508	12.652	12.798	12.936
Value at End of Year	—	—	—	11.993	12.084	12.224	12.366	12.508	12.652	12.798
Venture No. of Units	—	—	—	74,771	298,901	1,633,391	3,531,632	6,072,608	9,377,724	11,956,939
NY Venture No. of Units	—	—	—	—	19,632	66,270	163,028	271,845	368,057	378,328
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.055	11.969	11.930	12.003	12.123	12.245	12.368	12.491	—	—
Value at End of Year	11.963	12.055	11.969	11.930	12.003	12.123	12.245	12.368	—	—
Venture No. of Units	1,786,874	2,123,230	2,507,661	3,001,543	3,310,910	2,517,155	1,413,042	599,511	—	—
NY Venture No. of Units	75,205	81,793	88,403	106,531	117,403	122,402	64,213	20,110	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	11.638	11.602	11.611	11.728	11.894	12.061	12.231	12.403	12.577	12.745
Value at End of Year	11.504	11.638	11.602	11.611	11.728	11.894	12.061	12.231	12.403	12.577
Ven 22, 20 No. of Units	527,613	711,271	865,686	1,119,570	1,327,435	1,563,652	1,941,984	2,571,079	4,611,035	6,147,361
Ven 24 No. of Units	143,181	150,049	159,194	194,324	222,723	235,562	384,816	559,276	662,193	870,473
Ven 22, 20 Contracts with GEM
Value at Start of Year	11.235	11.222	11.253	11.390	11.573	11.760	11.950	12.141	12.337	12.527
Value at End of Year	11.082	11.235	11.222	11.253	11.390	11.573	11.760	11.950	12.141	12.337
No. of Units	6,380	7,167	11,826	19,187	23,260	27,305	40,942	58,284	258,875	192,724
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	12.177	12.360	12.547	12.727
Value at End of Year	—	—	—	—	—	—	—	12.177	12.360	12.547
No. of Units	—	—	—	—	—	—	—	108,245	143,943	162,721
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.756	11.713	11.716	11.829	11.990	12.153	12.318	12.484	—	—
Value at End of Year	11.626	11.756	11.713	11.716	11.829	11.990	12.153	12.318	—	—
No. of Units	57,489	59,485	61,809	76,597	91,732	99,260	112,742	28,311	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	10.941	10.945	10.992	11.142	11.339	11.539	11.743	11.949	12.160	12.365
Value at End of Year	10.777	10.941	10.945	10.992	11.142	11.339	11.539	11.743	11.949	12.160
No. of Units	35,883	46,173	60,386	104,169	115,788	133,152	189,522	284,880	415,785	606,688
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	11.716	11.829	11.990	12.153	12.318	12.484	12.654	12.816
Value at End of Year	—	—	—	11.716	11.829	11.990	12.153	12.318	12.484	12.654
Venture No. of Units	—	—	—	11,642	46,937	373,386	884,645	1,820,167	3,201,260	4,211,115
NY Venture No. of Units	—	—	—	1,447	5,657	41,530	107,112	147,442	418,397	518,027
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.885	11.824	11.810	11.906	12.049	12.195	12.342	12.490	—	—
Value at End of Year	11.771	11.885	11.824	11.810	11.906	12.049	12.195	12.342	—	—
Venture No. of Units	390,460	466,854	524,505	670,914	785,242	682,771	388,478	172,238	—	—
NY Venture No. of Units	64,493	70,648	75,740	83,955	85,342	80,683	49,131	37,063	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	11.811	12.013	12.219	12.419
Value at End of Year	—	—	—	—	—	—	—	11.811	12.013	12.219
NY Venture No. of Units	—	—	—	—	—	—	—	114,653	141,386	157,999
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.334	11.315	11.342	11.473	11.653	11.835	12.019	12.206	—	—
Value at End of Year	11.186	11.334	11.315	11.342	11.473	11.653	11.835	12.019	—	—
NY Venture No. of Units	36,168	43,015	44,188	50,841	56,345	57,497	86,505	9,283	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.745
Value at End of Year	—	—	—	—	—	—	—	—	—	12.577
No. of Units	—	—	—	—	—	—	—	—	—	1,196
Natural Resources Trust (merged into Global Trust eff 11-07-14) - Series II Shares (units first credited 05-05-2003)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	11.573	11.376	11.483	14.588
Value at End of Year	—	—	—	—	—	—	—	11.573	11.376	11.483
Venture No. of Units	—	—	—	—	—	—	—	214,936	423,692	425,564
NY Venture No. of Units	—	—	—	—	—	—	—	23,391	29,162	37,026

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	—	—	13.027	12.786	—	—
Value at End of Year	—	—	—	—	—	—	—	13.027	—	—
Venture No. of Units	—	—	—	—	—	—	—	46,796	—	—
NY Venture No. of Units	—	—	—	—	—	—	—	1,304	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	34.886	34.380	34.790	44.309
Value at End of Year	—	—	—	—	—	—	—	34.886	34.380	34.790
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	620,404	739,435	945,196
Ven 24 No. of Units	—	—	—	—	—	—	—	88,225	112,500	127,948
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	34.150	33.722	34.193	43.636
Value at End of Year	—	—	—	—	—	—	—	34.150	33.722	34.193
No. of Units	—	—	—	—	—	—	—	14,675	29,423	36,905
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	11.266	11.113	11.257	14.352
Value at End of Year	—	—	—	—	—	—	—	11.266	11.113	11.257
No. of Units	—	—	—	—	—	—	—	22,177	31,182	38,651
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	—	—	11.396	11.225	—	—
Value at End of Year	—	—	—	—	—	—	—	11.396	—	—
No. of Units	—	—	—	—	—	—	—	4,977	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	33.608	33.236	33.752	43.137
Value at End of Year	—	—	—	—	—	—	—	33.608	33.236	33.752
No. of Units	—	—	—	—	—	—	—	25,555	35,548	52,046
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	11.396	11.225	11.353	14.453
Value at End of Year	—	—	—	—	—	—	—	11.396	11.225	11.353
Venture No. of Units	—	—	—	—	—	—	—	140,859	201,899	220,964
NY Venture No. of Units	—	—	—	—	—	—	—	33,477	36,186	37,374
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	—	—	12.999	12.785	—	—
Value at End of Year	—	—	—	—	—	—	—	12.999	—	—
Venture No. of Units	—	—	—	—	—	—	—	23,410	—	—
NY Venture No. of Units	—	—	—	—	—	—	—	486	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	33.788	33.398	33.898	43.303
Value at End of Year	—	—	—	—	—	—	—	33.788	33.398	33.898
NY Venture No. of Units	—	—	—	—	—	—	—	4,165	4,965	4,902
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	—	—	34.332	33.885	—	—
Value at End of Year	—	—	—	—	—	—	—	34.332	—	—
NY Venture No. of Units	—	—	—	—	—	—	—	697	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	34.886	34.380	34.790	44.309
Value at End of Year	—	—	—	—	—	—	—	34.886	34.380	34.790
Ven 9 No. of Units	—	—	—	—	—	—	—	13,082	20,794	25,682
No. of Units	—	—	—	—	—	—	—	73,829	103,880	121,848
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	34.886	34.380	34.790	44.309
Value at End of Year	—	—	—	—	—	—	—	34.886	34.380	34.790
No. of Units	—	—	—	—	—	—	—	9,457	7,678	9,935
Opportunistic Fixed Income Trust (formerly Global Bond Trust) - Series I Shares (units first credited 03-18-1988)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	38.739	36.930	38.177	35.597	35.031	36.812	36.499	39.133	37.081	34.472
Value at End of Year	43.467	38.739	36.930	38.177	35.597	35.031	36.812	36.499	39.133	37.081
Ven 22, 20 No. of Units	209,683	216,040	242,901	283,653	336,832	349,355	401,779	461,896	543,646	631,328
Ven 24 No. of Units	5,705	5,853	5,159	5,571	5,483	3,540	4,480	4,718	6,266	9,240

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 22, 20 Contracts with GEM
Value at Start of Year	23.880	22.810	23.628	22.075	21.767	22.920	22.771	24.463	23.227	21.635
Value at End of Year	26.741	23.880	22.810	23.628	22.075	21.767	22.920	22.771	24.463	23.227
No. of Units	8,941	8,475	8,909	10,728	11,837	12,450	12,721	12,598	13,026	15,422
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	23.699	22.672	23.520	22.007	21.733	22.918	22.803	24.534	23.330	21.764
Value at End of Year	26.499	23.699	22.672	23.520	22.007	21.733	22.918	22.803	24.534	23.330
No. of Units	3,067	3,378	5,119	5,526	6,525	7,783	9,971	11,886	15,909	28,493
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	38.739	36.930	38.177	35.597	35.031	36.812	36.499	39.133	37.081	34.472
Value at End of Year	43.467	38.739	36.930	38.177	35.597	35.031	36.812	36.499	39.133	37.081
Ven 7, 8 No. of Units	123,312	136,606	159,816	182,045	204,445	221,446	253,463	299,262	342,485	392,615
Ven 9 No. of Units	25,604	26,339	28,314	31,144	32,783	34,595	36,860	43,081	52,084	56,069
Ven 3 Contracts with no Optional Riders
Value at Start of Year	38.739	36.930	38.177	35.597	35.031	36.812	36.499	39.133	37.081	34.472
Value at End of Year	43.467	38.739	36.930	38.177	35.597	35.031	36.812	36.499	39.133	37.081
No. of Units	15,398	16,638	17,880	18,888	21,212	22,482	25,202	26,358	36,986	38,640
Opportunistic Fixed Income Trust (formerly Global Bond Trust) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	16.587	—	—	16.587	16.303	17.131	16.968	18.195	17.233	16.015
Value at End of Year	20.293	—	—	—	16.587	16.303	17.131	16.968	18.195	17.233
Venture No. of Units	784	—	—	—	20	65,810	82,303	572,085	917,210	942,065
NY Venture No. of Units	—	—	—	—	—	3,800	15,730	49,554	60,252	66,772
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.410	11.816	12.183	11.343	11.132	11.680	11.551	12.368	—	—
Value at End of Year	13.961	12.410	11.816	12.183	11.343	11.132	11.680	11.551	—	—
Venture No. of Units	450,154	524,599	548,971	713,026	756,469	758,967	754,749	418,157	—	—
NY Venture No. of Units	34,330	35,625	34,372	43,475	44,579	49,059	48,810	10,572	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	23.210	22.188	22.969	21.471	21.156	22.286	22.129	23.789	22.588	21.044
Value at End of Year	26.006	23.210	22.188	22.969	21.471	21.156	22.286	22.129	23.789	22.588
Ven 22, 20 No. of Units	264,146	301,372	318,542	383,101	412,143	461,681	586,134	729,357	877,984	1,040,687
Ven 24 No. of Units	53,474	58,826	59,267	67,666	72,763	78,663	97,846	132,103	146,186	155,395
Ven 22, 20 Contracts with GEM
Value at Start of Year	22.405	21.461	22.261	20.851	20.587	21.729	21.619	23.288	22.157	20.683
Value at End of Year	25.054	22.405	21.461	22.261	20.851	20.587	21.729	21.619	23.288	22.157
No. of Units	22,101	24,335	22,725	28,848	28,041	28,914	30,601	35,637	50,300	58,907
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	16.518	17.775	16.895	15.755
Value at End of Year	—	—	—	—	—	—	—	16.518	17.775	16.895
No. of Units	—	—	—	—	—	—	—	16,142	18,619	18,608
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.579	16.796	17.378	16.237	15.991	16.836	16.709	17.954	—	—
Value at End of Year	19.706	17.579	16.796	17.378	16.237	15.991	16.836	16.709	—	—
No. of Units	5,090	5,801	7,165	8,201	8,112	8,578	12,700	2,953	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	21.820	20.932	21.745	20.398	20.170	21.321	21.245	22.919	21.839	20.417
Value at End of Year	24.363	21.820	20.932	21.745	20.398	20.170	21.321	21.245	22.919	21.839
No. of Units	38,265	39,679	44,329	53,886	54,835	66,474	71,003	77,088	104,666	117,639
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	15.991	16.836	16.709	17.954	17.039	15.866
Value at End of Year	—	—	—	—	—	15.991	16.836	16.709	17.954	17.039
Venture No. of Units	—	—	—	—	—	13,882	39,988	156,119	311,008	332,406
NY Venture No. of Units	—	—	—	—	—	14,007	15,896	40,605	65,768	69,464
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.236	11.673	12.060	11.251	11.064	11.631	11.526	12.366	—	—
Value at End of Year	13.737	12.236	11.673	12.060	11.251	11.064	11.631	11.526	—	—
Venture No. of Units	199,211	225,062	264,012	424,602	387,253	387,723	372,261	245,110	—	—
NY Venture No. of Units	29,473	31,366	32,776	42,928	64,064	46,364	49,475	34,914	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	21.369	23.041	21.944	20.505
Value at End of Year	—	—	—	—	—	—	—	21.369	23.041	21.944
NY Venture No. of Units	—	—	—	—	—	—	—	30,330	34,790	43,276
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	22.604	21.640	22.436	21.004	20.728	21.867	21.745	23.412	—	—
Value at End of Year	25.289	22.604	21.640	22.436	21.004	20.728	21.867	21.745	—	—
NY Venture No. of Units	6,988	8,304	9,187	12,456	13,284	16,565	25,615	1,844	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	21.471	21.156	22.286	22.129	23.789	22.588	21.044
Value at End of Year	—	—	—	—	21.471	21.156	22.286	22.129	23.789	22.588
Ven 9 No. of Units	—	—	—	—	—	194	207	909	955	994
No. of Units	—	—	—	—	17,215	17,215	17,215	17,215	17,215	17,215
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	23.789	22.588	21.044
Value at End of Year	—	—	—	—	—	—	—	—	23.789	22.588
No. of Units	—	—	—	—	—	—	—	—	285	285
PIMCO VIT All Asset Portfolio - Class M Shares (units first credited 05-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	21.834	19.869	21.344	19.123	17.224	19.261	19.486	19.781	17.499	17.456
Value at End of Year	23.196	21.834	19.869	21.344	19.123	17.224	19.261	19.486	19.781	17.499
Ven 22, 20 No. of Units	141,164	166,196	179,349	246,569	282,644	331,972	447,337	548,896	670,949	642,551
Ven 24 No. of Units	17,321	17,658	17,925	18,867	21,321	28,602	37,160	69,097	70,649	74,796
Ven 22, 20 Contracts with GEM
Value at Start of Year	21.160	19.294	20.769	18.644	16.827	18.855	19.113	19.441	17.233	17.224
Value at End of Year	22.435	21.160	19.294	20.769	18.644	16.827	18.855	19.113	19.441	17.233
No. of Units	880	961	979	1,007	1,018	10,927	11,297	5,060	14,191	25,358
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.669	18.874	20.347	18.293	16.535	18.555	18.838	19.190	17.036	17.053
Value at End of Year	21.881	20.669	18.874	20.347	18.293	16.535	18.555	18.838	19.190	17.036
No. of Units	3,735	4,675	8,146	10,607	12,173	18,608	21,746	23,315	20,771	22,778
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	21.834	19.869	21.344	19.123	17.224	19.261	19.486	19.781	17.499	17.456
Value at End of Year	23.196	21.834	19.869	21.344	19.123	17.224	19.261	19.486	19.781	17.499
Ven 9 No. of Units	4,841	4,962	5,291	5,486	5,797	5,659	6,826	8,481	6,712	7,814
No. of Units	17,539	25,975	32,480	37,807	47,116	61,577	92,203	105,702	95,939	95,831
Ven 3 Contracts with no Optional Riders
Value at Start of Year	21.834	19.869	21.344	19.123	17.224	19.261	19.486	19.781	17.499	17.456
Value at End of Year	23.196	21.834	19.869	21.344	19.123	17.224	19.261	19.486	19.781	17.499
No. of Units	3,743	3,942	3,946	3,949	5,895	5,900	6,158	10,219	12,416	12,711
Real Estate Securities Trust - Series I Shares (units first credited 01-01-1997)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	16.175	12.500	—
Value at End of Year	—	—	—	—	—	—	—	—	16.175	—
Venture No. of Units	—	—	—	—	—	—	—	—	15	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	67.439	52.850	55.523	52.999	50.267	49.647	38.219	38.798	33.556	31.086
Value at End of Year	62.747	67.439	52.850	55.523	52.999	50.267	49.647	38.219	38.798	33.556
Ven 22, 20 No. of Units	191,129	213,766	243,583	283,192	322,631	356,541	468,728	472,357	541,332	627,133
Ven 24 No. of Units	3,564	5,026	5,297	8,109	8,823	9,655	10,914	13,090	13,843	15,442
Ven 22, 20 Contracts with GEM
Value at Start of Year	59.274	46.545	48.997	46.863	44.536	44.075	33.998	34.581	29.969	27.819
Value at End of Year	55.040	59.274	46.545	48.997	46.863	44.536	44.075	33.998	34.581	29.969
No. of Units	2,630	4,365	4,483	5,543	5,682	5,901	7,828	9,253	10,286	13,525
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	61.894	48.675	51.317	49.155	46.785	46.370	35.821	36.491	31.672	29.443
Value at End of Year	57.386	61.894	48.675	51.317	49.155	46.785	46.370	35.821	36.491	31.672
No. of Units	6,022	6,889	8,131	9,095	10,214	10,937	12,559	17,017	19,850	23,816

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	67.439	52.850	55.523	52.999	50.267	49.647	38.219	38.798	33.556	31.086
Value at End of Year	62.747	67.439	52.850	55.523	52.999	50.267	49.647	38.219	38.798	33.556
Ven 7, 8 No. of Units	41,650	47,601	48,848	58,170	65,226	70,741	83,154	90,392	100,640	122,714
Ven 9 No. of Units	11,164	12,853	14,258	16,861	18,372	19,109	25,236	27,558	29,265	33,483
Ven 3 Contracts with no Optional Riders
Value at Start of Year	67.439	52.850	55.523	52.999	50.267	49.647	38.219	38.798	33.556	31.086
Value at End of Year	62.747	67.439	52.850	55.523	52.999	50.267	49.647	38.219	38.798	33.556
No. of Units	7,088	7,098	7,519	7,649	7,944	8,696	8,853	9,999	7,667	9,146
Real Estate Securities Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	20.712	20.447	15.726	15.968	13.796	12.776
Value at End of Year	—	—	—	—	—	20.712	20.447	15.726	15.968	13.796
Venture No. of Units	—	—	—	—	—	31,581	58,493	142,623	180,938	185,937
NY Venture No. of Units	—	—	—	—	—	2,929	8,556	15,395	15,978	16,603
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	22.615	17.695	18.550	17.666	16.724	16.486	12.660	12.836	—	—
Value at End of Year	21.091	22.615	17.695	18.550	17.666	16.724	16.486	12.660	—	—
Venture No. of Units	55,547	56,909	64,887	77,879	92,911	80,654	69,309	27,710	—	—
NY Venture No. of Units	3,882	5,136	6,225	7,347	8,588	6,002	4,745	243	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	54.206	42.585	44.821	42.855	40.733	40.314	31.083	31.641	27.406	25.442
Value at End of Year	50.352	54.206	42.585	44.821	42.855	40.733	40.314	31.083	31.641	27.406
Ven 22, 20 No. of Units	113,391	138,415	149,080	183,317	215,621	224,979	275,860	316,343	403,024	490,468
Ven 24 No. of Units	20,144	22,593	22,381	32,413	39,249	41,438	43,099	76,948	95,680	70,091
Ven 22, 20 Contracts with GEM
Value at Start of Year	52.326	41.190	43.441	41.618	39.637	39.307	30.367	30.974	26.883	25.006
Value at End of Year	48.508	52.326	41.190	43.441	41.618	39.637	39.307	30.367	30.974	26.883
No. of Units	4,250	4,331	4,467	5,683	6,803	7,375	11,226	11,720	13,798	20,776
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	15.309	15.599	13.525	12.568
Value at End of Year	—	—	—	—	—	—	—	15.309	15.599	13.525
No. of Units	—	—	—	—	—	—	—	17,051	19,767	20,747
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	27.088	21.270	22.376	21.384	20.315	20.095	15.486	15.756	—	—
Value at End of Year	25.175	27.088	21.270	22.376	21.384	20.315	20.095	15.486	—	—
No. of Units	7,071	6,047	6,605	7,714	13,099	11,600	23,527	4,234	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	50.959	40.175	42.433	40.714	38.834	38.568	29.841	30.483	26.497	24.683
Value at End of Year	47.170	50.959	40.175	42.433	40.714	38.834	38.568	29.841	30.483	26.497
No. of Units	20,530	23,658	28,898	33,032	36,783	53,027	51,357	54,825	58,241	75,052
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	20.315	20.095	15.486	15.756	13.641	12.657
Value at End of Year	—	—	—	—	—	20.315	20.095	15.486	15.756	13.641
Venture No. of Units	—	—	—	—	—	17,117	57,053	90,619	112,737	125,215
NY Venture No. of Units	—	—	—	—	—	221	2,535	3,805	7,859	8,541
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	22.297	17.482	18.363	17.523	16.622	16.418	12.633	12.834	—	—
Value at End of Year	20.753	22.297	17.482	18.363	17.523	16.622	16.418	12.633	—	—
Venture No. of Units	70,318	65,207	77,346	87,916	110,707	97,742	57,118	20,343	—	—
NY Venture No. of Units	2,714	5,984	6,167	6,467	6,580	6,478	5,457	4,918	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	30.016	30.646	26.625	24.790
Value at End of Year	—	—	—	—	—	—	—	30.016	30.646	26.625
NY Venture No. of Units	—	—	—	—	—	—	—	7,622	9,292	10,374
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	52.790	41.535	43.782	41.924	39.908	39.556	30.545	31.139	—	—
Value at End of Year	48.963	52.790	41.535	43.782	41.924	39.908	39.556	30.545	—	—
NY Venture No. of Units	3,572	3,474	3,498	3,551	3,817	5,069	6,054	1,088	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Real Return Bond Trust (merged into Bond Trust eff 04-28-2016) - Series II Shares (units first credited 05-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	17.165	17.964	17.427	19.512	18.225	16.521
Value at End of Year	—	—	—	—	—	17.165	17.964	17.427	19.512	18.225
Ven 22, 20 No. of Units	—	—	—	—	—	530,518	629,143	741,406	1,101,920	1,234,688
Ven 24 No. of Units	—	—	—	—	—	63,916	80,056	98,005	136,685	144,291
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	16.735	17.550	17.060	19.139	17.912	16.270
Value at End of Year	—	—	—	—	—	16.735	17.550	17.060	19.139	17.912
No. of Units	—	—	—	—	—	24,739	28,966	36,424	47,863	59,319
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	16.420	17.246	16.789	18.863	17.681	16.084
Value at End of Year	—	—	—	—	—	16.420	17.246	16.789	18.863	17.681
No. of Units	—	—	—	—	—	37,734	49,250	58,355	103,045	118,126
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	17.165	17.964	17.427	19.512	18.225	16.521
Value at End of Year	—	—	—	—	—	17.165	17.964	17.427	19.512	18.225
Ven 9 No. of Units	—	—	—	—	—	16,003	19,704	22,374	31,684	33,118
No. of Units	—	—	—	—	—	52,193	66,899	84,631	147,406	146,440
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	17.165	17.964	17.427	19.512	18.225	16.521
Value at End of Year	—	—	—	—	—	17.165	17.964	17.427	19.512	18.225
No. of Units	—	—	—	—	—	8,896	5,941	6,442	15,217	18,653
Science & Technology Trust - Series I Shares (units first credited 01-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	54.120	39.754	40.565	29.146	27.270	25.920	23.284	16.451	15.106	16.605
Value at End of Year	84.029	54.120	39.754	40.565	29.146	27.270	25.920	23.284	16.451	15.106
Ven 22, 20 No. of Units	972,864	1,093,048	1,259,714	1,418,577	1,594,346	1,846,664	2,096,722	2,450,497	2,776,497	3,175,726
Ven 24 No. of Units	35,329	40,771	44,511	50,831	57,536	68,256	77,418	91,935	100,523	118,599
Ven 22, 20 Contracts with GEM
Value at Start of Year	23.365	17.197	17.584	12.659	11.868	11.303	10.174	7.203	6.627	7.299
Value at End of Year	36.206	23.365	17.197	17.584	12.659	11.868	11.303	10.174	7.203	6.627
No. of Units	6,792	24,825	25,332	25,838	28,346	32,454	35,223	32,142	34,213	41,919
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.178	13.399	13.721	9.893	9.288	8.860	7.986	5.662	5.218	5.756
Value at End of Year	28.124	18.178	13.399	13.721	9.893	9.288	8.860	7.986	5.662	5.218
No. of Units	51,676	55,249	58,607	53,639	62,682	72,039	93,522	107,342	126,246	166,661
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	54.120	39.754	40.565	29.146	27.270	25.920	23.284	16.451	15.106	16.605
Value at End of Year	84.029	54.120	39.754	40.565	29.146	27.270	25.920	23.284	16.451	15.106
Ven 7, 8 No. of Units	149,976	178,233	191,984	219,071	222,535	249,337	280,398	301,309	359,520	404,304
Ven 9 No. of Units	64,262	70,509	80,420	87,399	112,838	127,496	136,213	145,235	165,533	194,136
Ven 3 Contracts with no Optional Riders
Value at Start of Year	54.120	39.754	40.565	29.146	27.270	25.920	23.284	16.451	15.106	16.605
Value at End of Year	84.029	54.120	39.754	40.565	29.146	27.270	25.920	23.284	16.451	15.106
No. of Units	25,721	27,038	27,609	27,861	30,495	32,558	35,519	37,085	38,295	39,720
Science & Technology Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	26.889	25.542	22.926	16.188	14.856	16.330
Value at End of Year	—	—	—	—	—	26.889	25.542	22.926	16.188	14.856
Venture No. of Units	—	—	—	—	—	28,738	45,028	70,793	87,662	95,954
NY Venture No. of Units	—	—	—	—	—	330	1,609	2,893	4,161	4,470
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	42.484	31.153	31.716	22.749	21.245	20.150	18.059	12.732	—	—
Value at End of Year	66.099	42.484	31.153	31.716	22.749	21.245	20.150	18.059	—	—
Venture No. of Units	37,272	41,459	50,486	60,381	60,930	53,802	37,265	17,589	—	—
NY Venture No. of Units	1,559	1,944	3,021	3,195	3,563	3,504	2,214	1,026	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	58.535	43.095	44.051	31.723	29.744	28.325	25.487	18.041	16.599	18.291
Value at End of Year	90.709	58.535	43.095	44.051	31.723	29.744	28.325	25.487	18.041	16.599
Ven 22, 20 No. of Units	239,812	249,038	257,183	297,061	288,851	333,196	391,273	430,239	524,806	657,441
Ven 24 No. of Units	66,555	74,107	82,271	103,877	102,628	102,795	84,486	85,724	122,577	115,574
Ven 22, 20 Contracts with GEM
Value at Start of Year	56.505	41.684	42.694	30.807	28.944	27.617	24.900	17.661	16.282	17.978
Value at End of Year	87.389	56.505	41.684	42.694	30.807	28.944	27.617	24.900	17.661	16.282
No. of Units	8,978	9,794	10,625	10,639	11,221	10,671	12,791	13,654	15,608	20,338
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	24.778	22.318	15.814	14.564	16.065
Value at End of Year	—	—	—	—	—	—	24.778	22.318	15.814	14.564
No. of Units	—	—	—	—	—	—	537	5,887	8,969	8,845
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	52.006	38.269	39.098	28.142	26.374	25.103	22.577	15.973	—	—
Value at End of Year	80.633	52.006	38.269	39.098	28.142	26.374	25.103	22.577	—	—
No. of Units	3,084	2,870	3,388	3,671	4,313	3,623	4,972	319	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	55.029	40.656	41.704	30.138	28.357	27.098	24.469	17.381	16.048	17.746
Value at End of Year	84.978	55.029	40.656	41.704	30.138	28.357	27.098	24.469	17.381	16.048
No. of Units	21,462	30,405	28,210	36,442	36,898	42,710	29,337	33,826	45,978	50,475
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	26.374	25.103	22.577	15.973	14.689	16.178
Value at End of Year	—	—	—	—	—	26.374	25.103	22.577	15.973	14.689
Venture No. of Units	—	—	—	—	—	5,092	30,026	50,547	53,356	82,434
NY Venture No. of Units	—	—	—	—	—	555	639	4,841	8,131	7,923
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	41.887	30.777	31.396	22.565	21.115	20.067	18.021	12.731	—	—
Value at End of Year	65.041	41.887	30.777	31.396	22.565	21.115	20.067	18.021	—	—
Venture No. of Units	22,162	17,613	24,221	20,628	24,004	21,760	20,487	8,468	—	—
NY Venture No. of Units	9,550	9,660	6,545	4,277	4,495	3,857	4,669	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	24.612	17.474	16.126	17.823
Value at End of Year	—	—	—	—	—	—	—	24.612	17.474	16.126
NY Venture No. of Units	—	—	—	—	—	—	—	12,664	13,788	14,355
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	57.006	42.032	43.029	31.033	29.142	27.792	25.046	17.755	—	—
Value at End of Year	88.207	57.006	42.032	43.029	31.033	29.142	27.792	25.046	—	—
NY Venture No. of Units	1,326	1,455	3,315	5,009	7,366	12,063	16,086	747	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	58.535	43.095	44.051	31.723	29.744	28.325	25.487	18.041	16.599	18.291
Value at End of Year	90.709	58.535	43.095	44.051	31.723	29.744	28.325	25.487	18.041	16.599
Ven 9 No. of Units	138	144	149	154	159	165	170	175	180	185
Short Term Government Income Trust - Series I Shares (units first credited 05-03-2010)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.307	12.071	12.141	12.242	12.344	12.438	12.470	12.757	12.783	12.613
Value at End of Year	12.571	12.307	12.071	12.141	12.242	12.344	12.438	12.470	12.757	12.783
Ven 22, 20 No. of Units	629,763	797,854	895,592	945,678	986,927	1,042,432	1,182,053	1,534,492	1,641,747	1,914,364
Ven 24 No. of Units	19,609	21,220	25,446	27,708	33,193	34,333	37,262	49,369	67,653	74,830
Ven 22, 20 Contracts with GEM
Value at Start of Year	12.071	11.864	11.956	12.080	12.205	12.322	12.379	12.689	12.740	12.596
Value at End of Year	12.306	12.071	11.864	11.956	12.080	12.205	12.322	12.379	12.689	12.740
No. of Units	4,914	5,086	5,820	6,813	7,701	12,636	12,753	15,060	23,600	26,166
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.897	11.710	11.819	11.959	12.101	12.236	12.311	12.638	12.708	12.584
Value at End of Year	12.110	11.897	11.710	11.819	11.959	12.101	12.236	12.311	12.638	12.708
No. of Units	70,208	65,090	71,562	78,532	51,092	55,890	76,961	98,995	127,807	151,694

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.307	12.071	12.141	12.242	12.344	12.438	12.470	12.757	12.783	12.613
Value at End of Year	12.571	12.307	12.071	12.141	12.242	12.344	12.438	12.470	12.757	12.783
Ven 7, 8 No. of Units	301,432	322,374	345,412	380,635	425,552	500,235	572,327	643,035	806,645	945,848
Ven 9 No. of Units	87,630	86,250	98,330	106,887	142,403	148,438	167,130	196,853	420,085	444,292
Ven 3 Contracts with no Optional Riders
Value at Start of Year	12.307	12.071	12.141	12.242	12.344	12.438	12.470	12.757	12.783	12.613
Value at End of Year	12.571	12.307	12.071	12.141	12.242	12.344	12.438	12.470	12.757	12.783
No. of Units	73,908	72,556	76,158	81,907	83,457	92,483	94,416	89,814	88,395	120,205
Short Term Government Income Trust - Series II Shares (units first credited 05-03-2010)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	12.371	12.469	12.495	12.775	12.795	12.619
Value at End of Year	—	—	—	—	—	12.371	12.469	12.495	12.775	12.795
Venture No. of Units	—	—	—	—	—	57,324	131,757	202,780	232,365	247,867
NY Venture No. of Units	—	—	—	—	—	2,884	3,997	5,187	6,750	7,330
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.203	11.945	11.990	12.065	12.132	12.210	12.217	12.472	—	—
Value at End of Year	12.490	12.203	11.945	11.990	12.065	12.132	12.210	12.217	—	—
Venture No. of Units	280,252	95,027	104,108	189,481	230,802	147,688	100,516	14,965	—	—
NY Venture No. of Units	46,205	981	2,653	2,770	3,010	198	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.073	11.866	11.958	12.081	12.196	12.324	12.381	12.690	12.742	12.598
Value at End of Year	12.308	12.073	11.866	11.958	12.081	12.196	12.324	12.381	12.690	12.742
Ven 22, 20 No. of Units	244,995	300,563	341,365	253,160	322,849	316,189	354,798	366,059	420,128	505,042
Ven 24 No. of Units	80,255	53,118	60,264	68,992	80,176	79,253	102,477	101,292	135,792	138,678
Ven 22, 20 Contracts with GEM
Value at Start of Year	11.841	11.661	11.776	11.921	12.059	12.209	12.290	12.622	12.699	12.581
Value at End of Year	12.048	11.841	11.661	11.776	11.921	12.059	12.209	12.290	12.622	12.699
No. of Units	7,075	6,842	6,158	10,344	19,228	20,217	18,726	20,726	24,239	36,364
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	12.335	12.656	12.720	12.589
Value at End of Year	—	—	—	—	—	—	—	12.335	12.656	12.720
No. of Units	—	—	—	—	—	—	—	15,119	18,232	20,063
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.131	11.917	12.004	12.122	12.231	12.353	12.403	12.707	—	—
Value at End of Year	12.374	12.131	11.917	12.004	12.122	12.231	12.353	12.403	—	—
No. of Units	866	855	26,998	14,195	4,357	11,635	11,864	636	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.671	11.511	11.641	11.802	11.957	12.124	12.223	12.572	12.667	12.568
Value at End of Year	11.856	11.671	11.511	11.641	11.802	11.957	12.124	12.223	12.572	12.667
No. of Units	61,488	59,613	85,240	64,928	75,154	96,700	102,889	134,051	273,411	330,164
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	12.231	12.353	12.403	12.707	12.752	12.602
Value at End of Year	—	—	—	—	—	12.231	12.353	12.403	12.707	12.752
Venture No. of Units	—	—	—	—	—	8,385	18,495	32,003	200,929	225,986
NY Venture No. of Units	—	—	—	—	—	4,856	7,372	119,005	14,163	13,678
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.031	11.801	11.869	11.968	12.058	12.159	12.191	12.470	—	—
Value at End of Year	12.290	12.031	11.801	11.869	11.968	12.058	12.159	12.191	—	—
Venture No. of Units	6,898	7,383	14,811	17,506	16,911	23,230	14,132	96,397	—	—
NY Venture No. of Units	13,870	17,977	17,775	14,343	9,696	7,280	7,468	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	12.245	12.589	12.678	12.572
Value at End of Year	—	—	—	—	—	—	—	12.245	12.589	12.678
NY Venture No. of Units	—	—	—	—	—	—	—	4,722	4,531	2,726
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.712	11.712	11.821	11.961	12.093	12.238	12.500	—	—	—
Value at End of Year	12.112	11.712	11.712	11.821	11.961	12.093	12.238	—	—	—
NY Venture No. of Units	6,743	—	1,722	2,092	2,118	3,999	4,716	—	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	12.081	12.196	12.324	12.381	12.690	12.742	12.598
Value at End of Year	—	—	—	—	12.081	12.196	12.324	12.381	12.690	12.742
No. of Units	—	—	—	—	21,957	21,957	21,957	21,957	21,957	21,957
Small Cap Index Trust - Series I Shares (units first credited 05-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	36.116	29.290	33.537	29.731	24.922	26.486	25.681	18.787	16.411	17.427
Value at End of Year	42.481	36.116	29.290	33.537	29.731	24.922	26.486	25.681	18.787	16.411
Ven 22, 20 No. of Units	123,405	134,983	166,025	172,932	204,221	198,899	243,178	281,612	295,582	350,477
Ven 24 No. of Units	884	911	1,245	1,385	1,995	3,419	4,406	4,726	5,008	5,084
Ven 22, 20 Contracts with GEM
Value at Start of Year	35.755	29.055	33.335	29.611	24.871	26.485	25.731	18.862	16.510	17.566
Value at End of Year	41.973	35.755	29.055	33.335	29.611	24.871	26.485	25.731	18.862	16.510
No. of Units	1,436	1,468	1,513	1,514	1,536	1,586	1,597	1,549	1,740	2,015
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	34.801	28.323	32.544	28.951	24.354	25.973	25.272	18.553	16.263	17.330
Value at End of Year	40.792	34.801	28.323	32.544	28.951	24.354	25.973	25.272	18.553	16.263
No. of Units	460	929	1,106	1,156	1,291	1,917	5,924	6,766	8,489	17,863
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	36.116	29.290	33.537	29.731	24.922	26.486	25.681	18.787	16.411	17.427
Value at End of Year	42.481	36.116	29.290	33.537	29.731	24.922	26.486	25.681	18.787	16.411
Ven 7, 8 No. of Units	19,254	19,374	23,347	24,302	27,264	28,244	26,119	31,754	36,625	47,517
Ven 9 No. of Units	2,871	2,340	2,378	3,186	3,303	6,110	7,444	4,469	4,473	3,116
Ven 3 Contracts with no Optional Riders
Value at Start of Year	36.116	29.290	33.537	29.731	24.922	26.486	25.681	18.787	16.411	17.427
Value at End of Year	42.481	36.116	29.290	33.537	29.731	24.922	26.486	25.681	18.787	16.411
No. of Units	251	2,654	2,654	2,654	2,654	2,654	3,565	3,574	3,616	4,161
Small Cap Index Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.032	13.788	15.746	13.928	12.500	—	—	—	—	—
Value at End of Year	20.075	17.032	13.788	15.746	13.928	—	—	—	—	—
Venture No. of Units	3,409	3,336	3,412	3,217	1,155	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	36.901	29.991	34.388	30.541	25.659	27.331	26.547	19.460	17.040	18.121
Value at End of Year	43.320	36.901	29.991	34.388	30.541	25.659	27.331	26.547	19.460	17.040
Ven 22, 20 No. of Units	79,782	89,207	97,335	109,029	142,214	134,246	219,028	267,898	334,421	355,805
Ven 24 No. of Units	32,191	36,998	39,445	42,637	45,713	48,538	50,033	70,043	74,568	77,877
Ven 22, 20 Contracts with GEM
Value at Start of Year	35.621	29.009	33.329	29.659	24.968	26.649	25.936	19.050	16.714	17.810
Value at End of Year	41.734	35.621	29.009	33.329	29.659	24.968	26.649	25.936	19.050	16.714
No. of Units	2,094	2,154	2,393	6,120	6,018	6,151	6,671	7,210	6,114	26,138
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	34.691	28.293	32.556	29.015	24.462	26.148	25.487	18.748	16.474	17.581
Value at End of Year	40.582	34.691	28.293	32.556	29.015	24.462	26.148	25.487	18.748	16.474
No. of Units	12,807	13,558	14,367	15,732	21,638	15,125	17,221	37,140	26,060	31,217
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	13.727	15.708	13.923	12.500	—	—	—	—	—
Value at End of Year	—	—	13.727	15.708	13.923	—	—	—	—	—
Venture No. of Units	—	—	2,444	2,283	2,238	—	—	—	—	—
Small Cap Opportunities Trust - Series I Shares (units first credited 05-01-2005)
Ven 24, 21, 20 Contracts with no Optional Benefits
Value at Start of Year	42.373	34.229	40.293	36.786	31.226	33.391	33.074	23.930	20.771	21.751
Value at End of Year	45.911	42.373	34.229	40.293	36.786	31.226	33.391	33.074	23.930	20.771
Ven 22, 20 No. of Units	372,338	420,451	477,548	546,057	619,065	729,858	836,713	998,155	470,977	559,734
Ven 24 No. of Units	12,744	13,409	15,583	19,141	20,707	22,823	23,743	29,687	15,561	15,721
Ven 22, 20 Contracts with GEM
Value at Start of Year	40.984	33.173	39.129	35.794	30.445	32.621	32.376	23.472	20.414	21.420
Value at End of Year	44.316	40.984	33.173	39.129	35.794	30.445	32.621	32.376	23.472	20.414
No. of Units	2,367	2,861	4,943	5,107	4,969	5,910	5,178	5,179	2,101	2,391

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	39.971	32.403	38.278	35.068	29.872	32.055	31.862	23.134	20.150	21.175
Value at End of Year	43.157	39.971	32.403	38.278	35.068	29.872	32.055	31.862	23.134	20.150
No. of Units	5,607	7,202	10,272	12,446	13,184	14,636	17,333	22,952	12,420	15,646
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	42.373	34.229	40.293	36.786	31.226	33.391	33.074	23.930	20.771	21.751
Value at End of Year	45.911	42.373	34.229	40.293	36.786	31.226	33.391	33.074	23.930	20.771
Ven 7, 8 No. of Units	41,539	52,799	62,307	69,385	82,063	91,022	111,406	132,536	50,006	60,018
Ven 9 No. of Units	30,204	31,080	38,137	39,901	43,390	47,407	50,891	57,519	19,050	19,808
Ven 3 Contracts with no Optional Riders
Value at Start of Year	42.373	34.229	40.293	36.786	31.226	33.391	33.074	23.930	20.771	21.751
Value at End of Year	45.911	42.373	34.229	40.293	36.786	31.226	33.391	33.074	23.930	20.771
No. of Units	4,076	5,348	6,983	6,907	7,066	8,068	11,892	13,185	2,826	7,028
Small Cap Opportunities Trust - Series II Shares (units first credited 05-05-2003)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	15.505	16.570	16.412	11.865	10.293	10.769
Value at End of Year	—	—	—	—	—	15.505	16.570	16.412	11.865	10.293
Venture No. of Units	—	—	—	—	—	17,708	27,997	54,941	83,889	90,255
NY Venture No. of Units	—	—	—	—	—	—	1,996	1,074	1,596	4,368
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	23.128	18.650	21.911	19.961	16.908	18.041	17.843	12.880	—	—
Value at End of Year	25.108	23.128	18.650	21.911	19.961	16.908	18.041	17.843	—	—
Venture No. of Units	8,808	14,591	20,030	23,315	31,449	21,804	30,198	16,483	—	—
NY Venture No. of Units	1,222	1,189	1,218	2,414	2,890	3,019	1,346	381	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	41.140	33.308	39.289	35.936	30.561	32.741	32.510	23.561	20.491	21.494
Value at End of Year	44.483	41.140	33.308	39.289	35.936	30.561	32.741	32.510	23.561	20.491
Ven 22, 20 No. of Units	157,682	171,403	190,826	209,745	237,048	269,669	322,264	394,144	296,630	336,442
Ven 24 No. of Units	95,701	101,988	121,659	119,998	121,782	121,294	119,912	126,519	111,852	115,265
Ven 22, 20 Contracts with GEM
Value at Start of Year	39.791	32.280	38.153	34.967	29.796	31.986	31.824	23.110	20.139	21.167
Value at End of Year	42.938	39.791	32.280	38.153	34.967	29.796	31.986	31.824	23.110	20.139
No. of Units	26,288	26,436	26,910	27,900	29,918	30,597	33,580	38,877	30,284	32,689
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	15.977	11.591	10.090	10.595
Value at End of Year	—	—	—	—	—	—	—	15.977	11.591	10.090
No. of Units	—	—	—	—	—	—	—	988	2,595	2,836
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	20.514	16.600	19.571	17.892	15.208	16.285	16.162	11.707	—	—
Value at End of Year	22.192	20.514	16.600	19.571	17.892	15.208	16.285	16.162	—	—
No. of Units	988	1,034	1,471	1,383	1,437	1,599	1,925	949	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	38.808	31.530	37.323	34.258	29.235	31.431	31.319	22.777	19.879	20.925
Value at End of Year	41.815	38.808	31.530	37.323	34.258	29.235	31.431	31.319	22.777	19.879
No. of Units	7,046	7,696	9,351	11,219	13,988	19,096	21,926	30,448	24,520	30,752
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	15.208	16.285	16.162	11.707	10.176	10.669
Value at End of Year	—	—	—	—	—	15.208	16.285	16.162	11.707	10.176
Venture No. of Units	—	—	—	—	—	4,687	11,515	19,975	26,849	29,087
NY Venture No. of Units	—	—	—	—	—	16,323	800	1,073	1,729	1,725
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	22.803	18.425	21.690	19.800	16.804	17.967	17.805	12.878	—	—
Value at End of Year	24.706	22.803	18.425	21.690	19.800	16.804	17.967	17.805	—	—
Venture No. of Units	11,759	13,296	20,432	24,155	24,922	22,820	13,774	7,266	—	—
NY Venture No. of Units	1,147	1,112	1,157	1,076	1,016	1,096	375	356	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	31.486	22.888	19.965	21.005
Value at End of Year	—	—	—	—	—	—	—	31.486	22.888	19.965
NY Venture No. of Units	—	—	—	—	—	—	—	1,015	1,118	1,161

Venture Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	40.124	32.534	38.434	35.207	29.985	32.173	31.994	23.222	—	—
Value at End of Year	43.319	40.124	32.534	38.434	35.207	29.985	32.173	31.994	—	—
NY Venture No. of Units	61	59	59	56	53	969	1,012	56	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	32.510	23.561	20.491	21.494
Value at End of Year	—	—	—	—	—	—	—	32.510	23.561	20.491
Ven 9 No. of Units	—	—	—	—	—	—	—	196	207	215
Small Cap Stock Trust (formerly Small Cap Growth Trust) - Series I Shares (units first credited 04-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	42.078	30.979	33.227	26.683	26.492	29.541	27.909	19.683	17.166	18.720
Value at End of Year	62.748	42.078	30.979	33.227	26.683	26.492	29.541	27.909	19.683	17.166
Ven 22, 20 No. of Units	144,244	157,609	191,732	199,826	176,295	234,002	205,818	292,492	259,435	281,775
Ven 24 No. of Units	1,644	2,268	4,823	4,169	4,540	4,727	6,767	7,529	7,821	8,554
Ven 22, 20 Contracts with GEM
Value at Start of Year	40.861	30.143	32.396	26.067	25.932	28.975	27.429	19.383	16.939	18.509
Value at End of Year	60.811	40.861	30.143	32.396	26.067	25.932	28.975	27.429	19.383	16.939
No. of Units	3,961	3,902	3,935	5,397	5,422	5,376	6,150	6,851	4,794	3,821
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	39.971	29.531	31.786	25.615	25.521	28.558	27.075	19.161	16.770	18.353
Value at End of Year	59.398	39.971	29.531	31.786	25.615	25.521	28.558	27.075	19.161	16.770
No. of Units	3,895	3,913	4,214	2,486	2,373	3,432	3,433	3,839	5,117	7,190
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	42.078	30.979	33.227	26.683	26.492	29.541	27.909	19.683	17.166	18.720
Value at End of Year	62.748	42.078	30.979	33.227	26.683	26.492	29.541	27.909	19.683	17.166
Ven 7, 8 No. of Units	20,614	23,559	27,448	28,534	34,057	35,039	39,048	53,302	48,643	51,001
Ven 9 No. of Units	6,288	6,680	6,959	7,261	8,159	9,100	10,584	10,761	10,501	11,867
Ven 3 Contracts with no Optional Riders
Value at Start of Year	42.078	30.979	33.227	26.683	26.492	29.541	27.909	19.683	17.166	18.720
Value at End of Year	62.748	42.078	30.979	33.227	26.683	26.492	29.541	27.909	19.683	17.166
No. of Units	3,828	3,829	2,808	9,041	9,224	9,378	10,117	11,512	13,028	12,930
Small Cap Stock Trust (formerly Small Cap Growth Trust) - Series II Shares (units first credited 04-29-2005)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	19.224	19.039	21.177	19.957	14.040	12.214	13.286
Value at End of Year	—	—	—	—	19.224	19.039	21.177	19.957	14.040	12.214
Venture No. of Units	—	—	—	—	13	22,861	41,884	82,917	107,076	118,770
NY Venture No. of Units	—	—	—	—	—	1,798	3,823	5,117	7,595	11,662
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	28.399	20.825	22.246	17.794	17.596	19.543	18.389	12.917	—	—
Value at End of Year	42.520	28.399	20.825	22.246	17.794	17.596	19.543	18.389	—	—
Venture No. of Units	25,192	27,413	40,821	53,529	59,330	58,551	54,670	17,965	—	—
NY Venture No. of Units	1,455	1,763	2,031	2,317	3,090	3,300	1,607	909	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	42.078	30.979	33.227	26.683	26.492	29.541	27.909	19.683	17.166	18.720
Value at End of Year	62.748	42.078	30.979	33.227	26.683	26.492	29.541	27.909	19.683	17.166
Ven 22, 20 No. of Units	84,040	100,470	108,253	97,967	121,684	126,572	90,537	151,479	166,568	213,343
Ven 24 No. of Units	12,919	10,519	11,631	23,566	24,976	25,548	29,824	35,503	35,747	35,039
Ven 22, 20 Contracts with GEM
Value at Start of Year	40.861	30.143	32.396	26.067	25.932	28.975	27.429	19.383	16.939	18.509
Value at End of Year	60.811	40.861	30.143	32.396	26.067	25.932	28.975	27.429	19.383	16.939
No. of Units	5,580	9,997	10,141	9,761	9,652	10,108	10,236	12,486	13,722	19,689
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	19.428	13.715	11.974	13.071
Value at End of Year	—	—	—	—	—	—	—	19.428	13.715	11.974
No. of Units	—	—	—	—	—	—	—	7,747	6,709	7,711
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	29.720	21.869	23.445	18.818	18.674	20.813	19.653	13.853	—	—
Value at End of Year	44.341	29.720	21.869	23.445	18.818	18.674	20.813	19.653	—	—
No. of Units	1,675	1,787	1,825	1,601	1,530	7,416	5,098	95	—	—

Venture Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	39.971	29.531	31.786	25.615	25.521	28.558	27.075	19.161	16.770	18.353
Value at End of Year	59.398	39.971	29.531	31.786	25.615	25.521	28.558	27.075	19.161	16.770
No. of Units	14,379	14,964	16,106	15,621	18,764	15,178	6,452	8,191	11,124	20,622
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	18.674	20.813	19.653	13.853	12.076	13.163
Value at End of Year	—	—	—	—	—	18.674	20.813	19.653	13.853	12.076
Venture No. of Units	—	—	—	—	—	8,737	67,754	76,756	94,939	102,125
NY Venture No. of Units	—	—	—	—	—	939	2,188	8,349	10,252	9,724
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	28.000	20.573	22.022	17.650	17.488	19.462	18.350	12.916	—	—
Value at End of Year	41.839	28.000	20.573	22.022	17.650	17.488	19.462	18.350	—	—
Venture No. of Units	23,789	26,513	26,814	35,792	39,987	40,492	19,356	19,414	—	—
NY Venture No. of Units	10,038	10,038	10,078	14,225	16,417	16,293	16,889	5,232	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	27.192	19.235	16.826	18.405
Value at End of Year	—	—	—	—	—	—	—	27.192	19.235	16.826
NY Venture No. of Units	—	—	—	—	—	—	—	2,294	4,515	4,630
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	41.162	30.350	32.602	26.220	26.071	29.115	27.548	19.458	—	—
Value at End of Year	61.290	41.162	30.350	32.602	26.220	26.071	29.115	27.548	—	—
NY Venture No. of Units	55	76	114	122	135	562	3,425	1,276	—	—
Small Cap Value Trust - Series II Shares (units first credited 04-29-2005)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	23.091	23.730	22.444	17.070	14.950	14.996
Value at End of Year	—	—	—	—	—	23.091	23.730	22.444	17.070	14.950
Venture No. of Units	—	—	—	—	—	22,645	47,396	116,828	139,443	150,988
NY Venture No. of Units	—	—	—	—	—	3,711	5,113	10,132	22,067	23,062
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	23.534	18.815	21.760	21.236	17.516	17.975	16.975	12.891	—	—
Value at End of Year	21.680	23.534	18.815	21.760	21.236	17.516	17.975	16.975	—	—
Venture No. of Units	40,654	45,735	49,302	63,953	74,680	63,642	74,167	15,474	—	—
NY Venture No. of Units	1,293	1,350	1,810	2,078	6,699	3,023	6,467	1,091	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	36.735	29.488	34.241	33.549	27.784	28.625	27.141	20.694	18.170	18.272
Value at End of Year	33.706	36.735	29.488	34.241	33.549	27.784	28.625	27.141	20.694	18.170
Ven 22, 20 No. of Units	188,723	208,288	235,571	299,364	339,020	347,254	395,270	468,182	528,416	596,108
Ven 24 No. of Units	16,399	19,325	20,321	21,362	26,434	26,304	23,622	34,005	38,007	44,860
Ven 22, 20 Contracts with GEM
Value at Start of Year	35.673	28.693	33.384	32.775	27.197	28.077	26.674	20.379	17.929	18.066
Value at End of Year	32.666	35.673	28.693	33.384	32.775	27.197	28.077	26.674	20.379	17.929
No. of Units	3,334	3,452	3,565	4,541	4,584	5,165	7,304	8,205	10,096	10,908
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	21.849	16.675	14.656	14.753
Value at End of Year	—	—	—	—	—	—	—	21.849	16.675	14.656
No. of Units	—	—	—	—	—	—	—	7,720	13,396	14,200
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	30.005	24.073	27.939	27.361	22.648	23.322	22.102	16.843	—	—
Value at End of Year	27.544	30.005	24.073	27.939	27.361	22.648	23.322	22.102	—	—
No. of Units	881	834	870	1,016	1,310	3,181	6,196	4,173	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	34.896	28.110	32.756	32.206	26.766	27.672	26.330	20.145	17.751	17.913
Value at End of Year	31.907	34.896	28.110	32.756	32.206	26.766	27.672	26.330	20.145	17.751
No. of Units	19,563	20,420	21,223	21,435	25,366	20,147	32,087	38,291	23,299	26,730
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	22.648	23.322	22.102	16.843	14.782	14.857
Value at End of Year	—	—	—	—	—	22.648	23.322	22.102	16.843	14.782
Venture No. of Units	—	—	—	—	—	11,783	48,469	81,732	103,314	115,986
NY Venture No. of Units	—	—	—	—	—	543	12,227	6,319	7,495	8,061

Venture Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	23.203	18.588	21.541	21.064	17.409	17.900	16.938	12.889	—	—
Value at End of Year	21.333	23.203	18.588	21.541	21.064	17.409	17.900	16.938	—	—
Venture No. of Units	56,244	53,762	54,874	61,967	72,381	71,367	43,080	9,096	—	—
NY Venture No. of Units	5,478	5,089	5,270	5,672	5,753	5,326	5,358	415	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	26.444	20.223	17.810	17.963
Value at End of Year	—	—	—	—	—	—	—	26.444	20.223	17.810
NY Venture No. of Units	—	—	—	—	—	—	—	3,305	3,578	4,179
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	35.935	28.889	33.596	32.967	27.343	28.213	26.790	20.457	—	—
Value at End of Year	32.923	35.935	28.889	33.596	32.967	27.343	28.213	26.790	—	—
NY Venture No. of Units	585	548	556	553	534	2,223	2,764	99	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	36.735	29.488	34.241	33.549	27.784	28.625	27.141	20.694	18.170	18.272
Value at End of Year	33.706	36.735	29.488	34.241	33.549	27.784	28.625	27.141	20.694	18.170
Ven 9 No. of Units	10,249	10,535	12,063	14,486	15,889	17,972	19,384	16,905	21,018	29,745
No. of Units	26,482	33,479	40,529	48,320	58,488	63,384	68,487	72,243	76,176	95,627
Ven 3 Contracts with no Optional Riders
Value at Start of Year	36.735	29.488	34.241	33.549	27.784	28.625	27.141	20.694	18.170	18.272
Value at End of Year	33.706	36.735	29.488	34.241	33.549	27.784	28.625	27.141	20.694	18.170
No. of Units	1,262	2,455	2,733	9,956	15,605	15,819	15,749	16,426	17,125	19,365
Small Company Value Trust - Series I Shares (units first credited 10-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	50.942	41.155	47.944	43.607	33.421	35.903	36.369	28.023	24.438	25.014
Value at End of Year	54.876	50.942	41.155	47.944	43.607	33.421	35.903	36.369	28.023	24.438
Ven 22, 20 No. of Units	324,401	382,998	426,570	488,364	569,784	643,142	722,017	879,915	984,611	1,167,231
Ven 24 No. of Units	11,523	15,589	18,777	20,024	21,554	22,375	24,263	27,438	31,850	38,963
Ven 22, 20 Contracts with GEM
Value at Start of Year	48.648	39.380	45.968	41.894	32.172	34.631	35.151	27.139	23.714	24.321
Value at End of Year	52.299	48.648	39.380	45.968	41.894	32.172	34.631	35.151	27.139	23.714
No. of Units	2,369	3,028	3,479	3,597	3,795	4,270	7,274	9,571	10,080	14,526
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	51.189	41.499	48.516	44.281	34.057	36.714	37.322	28.858	25.254	25.940
Value at End of Year	54.949	51.189	41.499	48.516	44.281	34.057	36.714	37.322	28.858	25.254
No. of Units	9,146	9,368	13,876	17,325	19,189	22,105	24,349	29,318	33,761	49,069
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	50.942	41.155	47.944	43.607	33.421	35.903	36.369	28.023	24.438	25.014
Value at End of Year	54.876	50.942	41.155	47.944	43.607	33.421	35.903	36.369	28.023	24.438
Ven 7, 8 No. of Units	57,979	64,218	73,299	82,388	96,190	101,173	119,621	146,333	161,633	197,848
Ven 9 No. of Units	17,264	17,931	20,770	23,123	25,113	27,128	30,352	39,553	45,697	56,564
Ven 3 Contracts with no Optional Riders
Value at Start of Year	50.942	41.155	47.944	43.607	33.421	35.903	36.369	28.023	24.438	25.014
Value at End of Year	54.876	50.942	41.155	47.944	43.607	33.421	35.903	36.369	28.023	24.438
No. of Units	5,382	6,079	6,308	8,033	11,956	12,698	16,236	21,895	24,966	28,559
Small Company Value Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	17.753	19.062	19.306	14.861	12.948	13.257
Value at End of Year	—	—	—	—	—	17.753	19.062	19.306	14.861	12.948
Venture No. of Units	—	—	—	—	—	13,687	54,920	120,025	162,263	180,558
NY Venture No. of Units	—	—	—	—	—	203	1,400	6,061	9,130	15,847
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	23.838	19.229	22.349	20.289	15.519	16.639	16.826	12.933	—	—
Value at End of Year	25.741	23.838	19.229	22.349	20.289	15.519	16.639	16.826	—	—
Venture No. of Units	58,108	69,161	70,491	76,215	88,141	94,284	83,767	34,831	—	—
NY Venture No. of Units	707	727	819	1,012	2,065	1,804	2,650	1,572	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	41.598	33.689	39.314	35.833	27.519	29.622	30.076	23.210	20.273	20.808
Value at End of Year	44.739	41.598	33.689	39.314	35.833	27.519	29.622	30.076	23.210	20.273
Ven 22, 20 No. of Units	239,966	261,017	277,546	294,425	349,419	396,021	405,944	502,592	678,965	810,580
Ven 24 No. of Units	66,315	66,665	72,313	93,640	95,460	102,484	107,889	131,675	164,409	196,680

Venture Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Ven 22, 20 Contracts with GEM
Value at Start of Year	40.156	32.586	38.103	34.799	26.778	28.882	29.384	22.722	19.886	20.451
Value at End of Year	43.101	40.156	32.586	38.103	34.799	26.778	28.882	29.384	22.722	19.886
No. of Units	20,393	26,371	27,968	27,410	32,869	32,895	32,634	34,331	37,328	42,946
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	18.794	14.518	12.694	13.041
Value at End of Year	—	—	—	—	—	—	—	18.794	14.518	12.694
No. of Units	—	—	—	—	—	—	—	3,805	8,103	9,430
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	26.374	21.349	24.901	22.684	17.412	18.734	19.011	14.664	—	—
Value at End of Year	28.380	26.374	21.349	24.901	22.684	17.412	18.734	19.011	—	—
No. of Units	1,556	1,456	1,451	1,418	2,692	3,171	4,682	2,495	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	39.107	31.783	37.220	34.042	26.235	28.340	28.875	22.362	19.601	20.188
Value at End of Year	41.912	39.107	31.783	37.220	34.042	26.235	28.340	28.875	22.362	19.601
No. of Units	29,315	39,189	45,013	53,986	71,913	68,841	97,022	114,329	132,804	147,736
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	17.412	18.734	19.011	14.664	12.802	13.133
Value at End of Year	—	—	—	—	—	17.412	18.734	19.011	14.664	12.802
Venture No. of Units	—	—	—	—	—	12,807	35,982	55,732	83,296	85,534
NY Venture No. of Units	—	—	—	—	—	—	—	17,673	23,212	23,217
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	23.503	18.997	22.124	20.124	15.424	16.570	16.790	12.932	—	—
Value at End of Year	25.329	23.503	18.997	22.124	20.124	15.424	16.570	16.790	—	—
Venture No. of Units	36,771	37,088	38,610	40,525	45,228	48,319	29,157	21,715	—	—
NY Venture No. of Units	497	497	497	497	497	497	19,493	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	29.044	22.481	19.695	20.275
Value at End of Year	—	—	—	—	—	—	—	29.044	22.481	19.695
NY Venture No. of Units	—	—	—	—	—	—	—	1,299	1,466	1,641
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	40.512	32.859	38.402	35.054	26.961	29.065	29.555	22.843	—	—
Value at End of Year	43.505	40.512	32.859	38.402	35.054	26.961	29.065	29.555	—	—
NY Venture No. of Units	140	257	257	254	249	845	1,359	90	—	—
Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series II Shares (units first credited 11-16-2009)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.887	14.766	16.152
Value at End of Year	—	—	—	—	—	—	—	—	16.887	14.766
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	269,511	317,569
Ven 24 No. of Units	—	—	—	—	—	—	—	—	73,881	82,044
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	16.781	14.704	16.116
Value at End of Year	—	—	—	—	—	—	—	—	16.781	14.704
No. of Units	—	—	—	—	—	—	—	—	17,556	25,096
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	16.703	14.657	16.088
Value at End of Year	—	—	—	—	—	—	—	—	16.703	14.657
No. of Units	—	—	—	—	—	—	—	—	22,641	26,654
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	16.887	14.766	16.152
Value at End of Year	—	—	—	—	—	—	—	—	16.887	14.766
No. of Units	—	—	—	—	—	—	—	—	151	151
Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series I Shares (units first credited 11-16-2009)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.994	14.829	16.189
Value at End of Year	—	—	—	—	—	—	—	—	16.994	14.829
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	938,204	1,077,510
Ven 24 No. of Units	—	—	—	—	—	—	—	—	22,715	28,362

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	16.888	14.766	16.152
Value at End of Year	—	—	—	—	—	—	—	—	16.888	14.766
No. of Units	—	—	—	—	—	—	—	—	5,103	7,941
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	16.809	14.719	16.125
Value at End of Year	—	—	—	—	—	—	—	—	16.809	14.719
No. of Units	—	—	—	—	—	—	—	—	18,842	20,157
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	16.994	14.829	16.189
Value at End of Year	—	—	—	—	—	—	—	—	16.994	14.829
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	105,056	124,553
Ven 9 No. of Units	—	—	—	—	—	—	—	—	58,738	69,661
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	16.994	14.829	16.189
Value at End of Year	—	—	—	—	—	—	—	—	16.994	14.829
No. of Units	—	—	—	—	—	—	—	—	10,700	11,427
Strategic Income Opportunities Trust - Series I Shares (units first credited 11-08-2010)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	24.216	22.142	23.646	22.709	21.907	21.949	21.186	20.694	18.597	18.484
Value at End of Year	25.930	24.216	22.142	23.646	22.709	21.907	21.949	21.186	20.694	18.597
Ven 22, 20 No. of Units	424,944	488,187	543,113	620,578	702,700	793,361	878,569	1,027,024	1,225,927	1,424,937
Ven 24 No. of Units	4,254	4,513	7,751	8,235	9,911	11,906	13,210	17,542	23,359	32,823
Ven 22, 20 Contracts with GEM
Value at Start of Year	23.468	21.502	23.008	22.141	21.402	21.485	20.780	20.339	18.314	18.239
Value at End of Year	25.080	23.468	21.502	23.008	22.141	21.402	21.485	20.780	20.339	18.314
No. of Units	7,756	7,554	7,565	7,827	7,677	10,995	8,869	5,873	6,201	8,636
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	22.923	21.034	22.542	21.724	21.031	21.144	20.481	20.076	18.105	18.058
Value at End of Year	24.460	22.923	21.034	22.542	21.724	21.031	21.144	20.481	20.076	18.105
No. of Units	8,792	9,069	9,336	12,073	13,258	17,944	25,451	29,259	38,678	49,132
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	24.216	22.142	23.646	22.709	21.907	21.949	21.186	20.694	18.597	18.484
Value at End of Year	25.930	24.216	22.142	23.646	22.709	21.907	21.949	21.186	20.694	18.597
Ven 7, 8 No. of Units	186,148	208,470	222,156	251,463	278,768	314,446	339,334	415,126	457,839	531,914
Ven 9 No. of Units	81,178	88,652	104,644	116,562	123,623	131,928	148,186	163,670	185,546	220,803
Ven 3 Contracts with no Optional Riders
Value at Start of Year	24.216	22.142	23.646	22.709	21.907	21.949	21.186	20.694	18.597	18.484
Value at End of Year	25.930	24.216	22.142	23.646	22.709	21.907	21.949	21.186	20.694	18.597
No. of Units	16,180	21,478	21,887	20,803	19,798	21,479	15,883	16,197	19,918	21,855
Strategic Income Opportunities Trust (formerly Strategic Income Trust) - Series II Shares (units first credited 05-03-2004)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	15.090	15.111	14.580	14.235	12.788	12.696
Value at End of Year	—	—	—	—	—	15.090	15.111	14.580	14.235	12.788
Venture No. of Units	—	—	—	—	—	32,259	62,278	114,559	157,052	172,387
NY Venture No. of Units	—	—	—	—	—	551	676	3,459	2,975	3,228
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.972	13.655	14.563	13.959	13.430	13.429	12.938	12.613	—	—
Value at End of Year	16.063	14.972	13.655	14.563	13.959	13.430	13.429	12.938	—	—
Venture No. of Units	55,786	75,572	67,897	70,859	78,270	65,260	61,654	14,265	—	—
NY Venture No. of Units	1,381	131	602	661	1,059	636	589	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	23.783	21.777	23.319	22.442	21.678	21.763	21.051	20.605	18.557	18.469
Value at End of Year	25.413	23.783	21.777	23.319	22.442	21.678	21.763	21.051	20.605	18.557
Ven 22, 20 No. of Units	192,807	243,199	268,884	312,648	313,049	376,245	416,021	478,358	568,844	675,296
Ven 24 No. of Units	79,871	89,178	96,472	106,740	111,908	124,159	136,840	164,349	186,319	231,254
Ven 22, 20 Contracts with GEM
Value at Start of Year	23.049	21.148	22.690	21.880	21.178	21.304	20.648	20.251	18.274	18.225
Value at End of Year	24.580	23.049	21.148	22.690	21.880	21.178	21.304	20.648	20.251	18.274
No. of Units	9,540	9,609	12,262	12,584	12,686	14,315	8,956	14,860	21,398	36,284

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	14.420	14.128	12.737	12.689
Value at End of Year	—	—	—	—	—	—	—	14.420	14.128	12.737
No. of Units	—	—	—	—	—	—	—	5,465	7,067	7,602
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.418	15.026	16.081	15.469	14.935	14.986	14.488	14.174	—	—
Value at End of Year	17.552	16.418	15.026	16.081	15.469	14.935	14.986	14.488	—	—
No. of Units	117	1,381	4,906	4,975	5,231	5,620	6,908	1,368	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	22.514	20.687	22.230	21.468	20.811	20.966	20.350	19.989	18.066	18.043
Value at End of Year	23.973	22.514	20.687	22.230	21.468	20.811	20.966	20.350	19.989	18.066
No. of Units	20,377	21,623	25,684	27,992	34,340	49,282	60,146	76,591	104,386	120,560
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	14.935	14.986	14.488	14.174	12.759	12.692
Value at End of Year	—	—	—	—	—	14.935	14.986	14.488	14.174	12.759
Venture No. of Units	—	—	—	—	—	6,127	13,634	40,975	52,037	61,367
NY Venture No. of Units	—	—	—	—	—	—	—	3,116	3,641	4,251
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.762	13.490	14.416	13.846	13.348	13.374	12.910	12.611	—	—
Value at End of Year	15.806	14.762	13.490	14.416	13.846	13.348	13.374	12.910	—	—
Venture No. of Units	25,775	36,757	31,827	33,890	33,633	23,761	35,215	9,178	—	—
NY Venture No. of Units	—	—	308	766	1,205	1,725	2,344	261	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	20.449	20.076	18.135	18.104
Value at End of Year	—	—	—	—	—	—	—	20.449	20.076	18.135
NY Venture No. of Units	—	—	—	—	—	—	—	1,668	4,368	4,384
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	23.231	21.303	22.846	22.019	21.302	21.418	12.500	—	—	—
Value at End of Year	24.786	23.231	21.303	22.846	22.019	21.302	21.418	—	—	—
NY Venture No. of Units	1,375	1,376	1,377	1,455	1,509	1,565	1,566	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	23.783	21.777	23.319	22.442	21.678	21.763	21.051	20.605	18.557	18.469
Value at End of Year	25.413	23.783	21.777	23.319	22.442	21.678	21.763	21.051	20.605	18.557
Ven 9 No. of Units	388	403	417	432	446	461	476	491	506	520
No. of Units	—	—	—	—	—	—	—	—	—	531,913
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.213
Value at End of Year	—	—	—	—	—	—	—	—	—	18.597
No. of Units	—	—	—	—	—	—	—	—	—	21,855
Total Bond Market Trust A (merged into Total Bond Market Trust B eff 11-02-2012) - Series II Shares (units first credited 08-02-2010)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	13.122	12.424
Value at End of Year	—	—	—	—	—	—	—	—	—	13.122
Venture No. of Units	—	—	—	—	—	—	—	—	—	1,837,472
NY Venture No. of Units	—	—	—	—	—	—	—	—	—	66,962
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.211	14.438
Value at End of Year	—	—	—	—	—	—	—	—	—	15.211
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	470,536
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	30,322
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	15.070	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	15.070
No. of Units	—	—	—	—	—	—	—	—	—	7,308
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	13.057	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	13.057
No. of Units	—	—	—	—	—	—	—	—	—	3,198

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	14.965	14.254
Value at End of Year	—	—	—	—	—	—	—	—	—	14.965
No. of Units	—	—	—	—	—	—	—	—	—	45,495
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	13.085	12.414
Value at End of Year	—	—	—	—	—	—	—	—	—	13.085
Venture No. of Units	—	—	—	—	—	—	—	—	—	553,824
NY Venture No. of Units	—	—	—	—	—	—	—	—	—	28,284
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	15.211	14.438
Value at End of Year	—	—	—	—	—	—	—	—	—	15.211
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	2,504
No. of Units	—	—	—	—	—	—	—	—	—	11,306
Total Bond Market Trust (formerly Total Bond Market Trust B) - Series II Shares (units first credited 11-02-2012)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	13.409	12.557	12.766	12.527	12.401	12.538	11.977	12.461	12.500	—
Value at End of Year	14.198	13.409	12.557	12.766	12.527	12.401	12.538	11.977	12.461	—
Venture No. of Units	—	—	—	70,189	202,059	418,826	785,993	1,079,968	2,411,597	—
NY Venture No. of Units	—	—	—	13,286	20,023	22,859	28,463	48,483	84,498	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.508	12.631	12.822	12.563	12.418	12.536	11.957	12.422	—	—
Value at End of Year	14.325	13.508	12.631	12.822	12.563	12.418	12.536	11.957	—	—
Venture No. of Units	1,225,368	872,533	900,145	893,552	1,118,112	524,814	216,507	61,669	—	—
NY Venture No. of Units	45,763	42,980	32,108	17,467	12,705	14,807	19,733	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	13.171	12.365	12.602	12.397	12.303	12.470	11.942	12.456	12.500	—
Value at End of Year	13.911	13.171	12.365	12.602	12.397	12.303	12.470	11.942	12.456	—
Ven 22, 20 No. of Units	522,226	344,143	452,310	394,279	520,757	372,155	371,010	345,996	675,999	—
Ven 24 No. of Units	80,025	66,931	34,844	34,741	35,404	39,906	30,505	34,510	51,717	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	12.984	12.213	12.473	12.295	12.226	12.416	11.914	12.452	12.500	—
Value at End of Year	13.686	12.984	12.213	12.473	12.295	12.226	12.416	11.914	12.452	—
No. of Units	14,734	14,799	14,869	17,402	16,741	14,348	14,415	14,479	465	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	11.928	12.454	12.500	—
Value at End of Year	—	—	—	—	—	—	—	11.928	12.454	—
No. of Units	—	—	—	—	—	—	—	5,448	8,986	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.218	12.403	12.635	12.423	12.323	12.484	11.949	12.457	—	—
Value at End of Year	13.968	13.218	12.403	12.635	12.423	12.323	12.484	11.949	—	—
No. of Units	12,433	2,574	2,774	3,071	3,285	9,438	11,029	1,703	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.845	12.101	12.377	12.218	12.168	12.376	11.893	12.449	12.500	—
Value at End of Year	13.519	12.845	12.101	12.377	12.218	12.168	12.376	11.893	12.449	—
No. of Units	13,730	19,218	10,766	26,923	16,497	11,710	16,904	14,006	38,460	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	12.635	—	12.635	12.423	12.323	12.484	11.949	12.457	12.500	—
Value at End of Year	13.968	—	—	12.635	12.423	12.323	12.484	11.949	12.457	—
Venture No. of Units	402	—	—	31,444	76,686	176,478	376,133	478,808	888,772	—
NY Venture No. of Units	—	—	—	8,251	7,767	39,885	18,318	39,002	47,056	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.361	12.518	12.733	12.501	12.381	12.524	11.970	12.460	—	—
Value at End of Year	14.140	13.361	12.518	12.733	12.501	12.381	12.524	11.970	—	—
Venture No. of Units	398,250	298,681	366,323	374,037	374,886	253,703	108,552	62,265	—	—
NY Venture No. of Units	18,361	7,130	10,362	10,962	33,083	167,428	177,225	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	11.900	12.450	12.500	—
Value at End of Year	—	—	—	—	—	—	—	11.900	12.450	—
NY Venture No. of Units	—	—	—	—	—	—	—	1,913	1,660	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.030	12.251	12.505	12.320	12.245	12.430	12.500	—	—	—
Value at End of Year	13.742	13.030	12.251	12.505	12.320	12.245	12.430	—	—	—
NY Venture No. of Units	602	577	528	1,297	1,347	1,425	2,388	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	13.171	12.365	12.602	12.397	12.303	12.470	11.942	12.456	12.500	—
Value at End of Year	13.911	13.171	12.365	12.602	12.397	12.303	12.470	11.942	12.456	—
Ven 9 No. of Units	5,811	6,663	1,206	1,222	1,237	917	680	882	3,251	—
No. of Units	71,833	49,499	58,267	58,636	50,573	39,014	21,284	11,133	21,133	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	13.171	12.365	12.602	12.397	12.500	—	—	—	—	—
Value at End of Year	13.911	13.171	12.365	12.602	12.397	—	—	—	—	—
No. of Units	6,075	3,566	3,564	3,792	2,967	—	—	—	—	—
Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series I Shares (units first credited 05-01-1999)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	18.570	12.500	—
Value at End of Year	—	—	—	—	—	—	—	—	18.570	—
Venture No. of Units	—	—	—	—	—	—	—	—	66	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	24.106	23.340	24.160	22.586	22.041
Value at End of Year	—	—	—	—	—	—	24.106	23.340	24.160	22.586
Ven 22, 20 No. of Units	—	—	—	—	—	—	1,896,836	2,262,132	2,794,711	3,255,358
Ven 24 No. of Units	—	—	—	—	—	—	96,470	111,795	143,326	168,544
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	21.872	21.220	22.009	20.616	20.159
Value at End of Year	—	—	—	—	—	—	21.872	21.220	22.009	20.616
No. of Units	—	—	—	—	—	—	44,858	46,214	52,251	64,924
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	22.637	21.995	22.847	21.434	20.990
Value at End of Year	—	—	—	—	—	22.312	22.637	21.995	22.847	21.434
No. of Units	—	—		—	—		140,556	163,729	223,626	333,231
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	24.106	23.340	24.160	22.586	22.041
Value at End of Year	—	—	—	—	—	—	24.106	23.340	24.160	22.586
Ven 7, 8 No. of Units	—	—	—	—	—	—	452,266	571,327	687,227	774,168
Ven 9 No. of Units	—	—	—	—	—	—	99,494	119,735	142,900	145,054
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	24.106	23.340	24.160	22.586	22.041
Value at End of Year	—	—	—	—	—	—	24.106	23.340	24.160	22.586
No. of Units	—	—	—	—	—	—	30,193	31,511	48,816	52,366
Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	18.294	17.715	18.329	17.123	16.702
Value at End of Year	—	—	—	—	—	—	18.294	17.715	18.329	17.123
Venture No. of Units	—	—	—	—	—	—	403,806	749,495	1,040,886	961,136
NY Venture No. of Units	—	—	—	—	—	—	29,621	55,585	63,858	66,096
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	—	12.471	12.059	12.457	—	—
Value at End of Year	—	—	—	—	—	—	12.471	12.059	—	—
Venture No. of Units	—	—	—	—	—	—	332,962	155,590	—	—
NY Venture No. of Units	—	—	—	—	—	—	19,028	5,035	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	20.316	19.723	20.457	19.159	18.735
Value at End of Year	—	—	—	—	—	—	20.316	19.723	20.457	19.159
Ven 22, 20 No. of Units	—	—	—	—	—	—	993,552	1,325,314	1,835,547	2,112,982
Ven 24 No. of Units	—	—	—	—	—	—	277,589	396,089	483,698	550,194
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	19.809	19.269	20.026	18.794	18.414
Value at End of Year	—	—	—	—	—	—	19.809	19.269	20.026	18.794
No. of Units	—	—	—	—	—	—	72,882	114,644	131,565	142,943

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	17.246	17.906	16.787	16.431
Value at End of Year	—	—	—	—	—	—	—	17.246	17.906	16.787
No. of Units	—	—	—	—	—	—	—	16,079	24,712	27,943
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	—	17.979	17.446	18.086	—	—
Value at End of Year	—	—	—	—	—	—	17.979	17.446	—	—
No. of Units	—	—	—	—	—	—	16,771	4,501	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	19.437	18.936	19.709	18.524	18.177
Value at End of Year	—	—	—	—	—	—	19.437	18.936	19.709	18.524
No. of Units	—	—	—	—	—	—	206,442	235,078	334,497	350,084
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	17.979	17.446	18.086	16.930	16.547
Value at End of Year	—	—	—	—	—	—	17.979	17.446	18.086	16.930
Venture No. of Units	—	—	—	—	—	—	213,981	303,628	420,937	562,231
NY Venture No. of Units	—	—	—	—	—	—	16,010	36,321	36,695	37,664
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	—	12.420	12.033	12.456	—	—
Value at End of Year	—	—	—	—	—	—	12.420	12.033	—	—
Venture No. of Units	—	—	—	—	—	—	143,405	60,109	—	—
NY Venture No. of Units	—	—	—	—	—	—	30,882	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	19.046	19.814	18.613	18.255
Value at End of Year	—	—	—	—	—	—	—	19.046	19.814	18.613
NY Venture No. of Units	—	—	—	—	—	—	—	6,736	7,962	8,728
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	—	—	19.934	12.500	—	—	—
Value at End of Year	—	—	—	—	—	—	19.934	—	—	—
NY Venture No. of Units	—	—	—	—	—	—	5,890	—	—	—
Total Stock Market Index Trust - Series I Shares (units first credited 05-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	29.923	23.409	25.177	21.172	19.105	19.498	17.738	13.485	11.841	11.974
Value at End of Year	35.834	29.923	23.409	25.177	21.172	19.105	19.498	17.738	13.485	11.841
Ven 22, 20 No. of Units	715,785	703,715	923,813	1,045,488	254,248	270,053	276,765	219,054	253,072	286,623
Ven 24 No. of Units	19,515	21,459	23,549	27,182	7,737	9,192	10,172	10,704	11,194	11,208
Ven 22, 20 Contracts with GEM
Value at Start of Year	31.212	24.467	26.367	22.217	20.088	20.543	18.726	14.264	12.550	12.717
Value at End of Year	37.303	31.212	24.467	26.367	22.217	20.088	20.543	18.726	14.264	12.550
No. of Units	9,640	9,604	9,838	10,190	4,408	4,612	4,577	4,831	3,272	3,240
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	28.787	22.600	24.392	20.583	18.639	19.089	17.427	13.295	11.715	11.889
Value at End of Year	34.353	28.787	22.600	24.392	20.583	18.639	19.089	17.427	13.295	11.715
No. of Units	14,124	17,843	20,702	21,564	7,631	7,492	7,147	10,736	16,627	16,772
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	29.923	23.409	25.177	21.172	19.105	19.498	17.738	13.485	11.841	11.974
Value at End of Year	35.834	29.923	23.409	25.177	21.172	19.105	19.498	17.738	13.485	11.841
Ven 7, 8 No. of Units	164,215	182,307	200,017	225,348	41,223	34,135	37,205	36,711	31,435	36,952
Ven 9 No. of Units	71,994	77,762	83,261	88,682	7,539	9,405	8,740	9,474	8,191	6,904
Ven 3 Contracts with no Optional Riders
Value at Start of Year	29.923	23.409	25.177	21.172	19.105	11.841	—	—	—	11.974
Value at End of Year	35.834	29.923	23.409	25.177	21.172	19.105	—	—	—	11.841
No. of Units	11,854	14,372	12,944	12,096	1,177	1,661	—	—	—	589
Total Stock Market Index Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.711	14.605	15.680	13.162	12.500	—	—	—	—	—
Value at End of Year	22.449	18.711	14.605	15.680	13.162	—	—	—	—	—
Venture No. of Units	7,343	9,342	9,349	9,353	2,213	—	—	—	—	—
NY Venture No. of Units	—	—	2,880	—	—	—	—	—	—	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	39.170	30.697	33.090	27.886	25.215	25.786	23.495	17.903	15.758	15.955
Value at End of Year	46.807	39.170	30.697	33.090	27.886	25.215	25.786	23.495	17.903	15.758
Ven 22, 20 No. of Units	84,662	101,950	117,934	132,769	124,013	135,268	177,334	165,239	164,918	179,449
Ven 24 No. of Units	17,735	18,294	28,277	36,953	35,607	38,759	36,169	36,692	57,748	60,606
Ven 22, 20 Contracts with GEM
Value at Start of Year	37.812	29.691	32.071	27.082	24.537	25.142	22.954	17.526	15.457	15.681
Value at End of Year	45.094	37.812	29.691	32.071	27.082	24.537	25.142	22.954	17.526	15.457
No. of Units	8,900	18,014	21,858	22,260	21,338	22,417	9,882	3,050	7,295	5,353
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.503	14.493	15.615	13.153	12.500	—	—	—	—	—
Value at End of Year	22.122	18.503	14.493	15.615	13.153	—	—	—	—	—
No. of Units	281	281	304	341	85	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	36.824	28.959	31.327	26.493	24.039	24.670	22.557	17.248	15.235	15.479
Value at End of Year	43.850	36.824	28.959	31.327	26.493	24.039	24.670	22.557	17.248	15.235
No. of Units	4,581	4,814	6,561	6,863	3,418	4,922	5,180	5,489	9,444	25,415
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.731	—	—	—	—	—	—	—	—	—
Value at End of Year	22.262	—	—	—	—	—	—	—	—	—
Venture No. of Units	1,113	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	11.509	11.589	11.685	11.838	12.011	12.183	12.279	12.431
Value at End of Year	—	—	—	11.509	11.589	11.685	11.838	12.011	12.183	12.279
Venture No. of Units	—	—	—	93,057	291,475	1,135,201	2,488,609	2,448,343	1,542,782	1,646,621
NY Venture No. of Units	—	—	—	50,069	29,810	18,127	60,982	131,008	167,903	162,673
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.136	11.911	11.890	11.954	12.035	12.174	12.334	12.491	—	—
Value at End of Year	12.169	12.136	11.911	11.890	11.954	12.035	12.174	12.334	—	—
Venture No. of Units	3,559,523	3,015,729	2,620,196	2,907,893	3,824,975	2,502,469	521,296	279,099	—	—
NY Venture No. of Units	137,667	88,947	123,699	79,918	126,130	82,558	113,904	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	11.440	11.273	11.298	11.404	11.528	11.708	11.909	12.109	12.236	12.418
Value at End of Year	11.425	11.440	11.273	11.298	11.404	11.528	11.708	11.909	12.109	12.236
Ven 22, 20 No. of Units	2,752,663	2,069,258	2,167,387	1,885,465	2,145,616	2,269,922	1,896,657	1,542,141	778,996	840,580
Ven 24 No. of Units	344,435	252,699	227,235	132,111	207,867	192,927	104,037	183,761	72,905	29,852
Ven 22, 20 Contracts with GEM
Value at Start of Year	11.226	11.084	11.131	11.259	11.403	11.605	11.828	12.201	—	12.407
Value at End of Year	11.189	11.226	11.084	11.131	11.259	11.403	11.605	11.828	—	12.201
No. of Units	48,698	58,755	75,196	112,982	62,719	63,136	141,409	140,307	—	12,367
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	11.868	12.080	12.219	12.413
Value at End of Year	—	—	—	—	—	—	—	11.868	12.080	12.219
No. of Units	—	—	—	—	—	—	—	22,433	19,942	2,363
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.494	11.320	11.340	11.441	11.559	11.734	11.929	12.124	—	—
Value at End of Year	11.484	11.494	11.320	11.340	11.441	11.559	11.734	11.929	—	—
No. of Units	8,013	8,505	15,750	15,204	15,455	23,912	19,218	4,092	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.069	10.945	11.008	11.151	11.311	11.528	11.768	12.007	12.176	12.400
Value at End of Year	11.015	11.069	10.945	11.008	11.151	11.311	11.528	11.768	12.007	12.176
No. of Units	147,946	69,924	83,889	258,762	217,302	34,834	59,665	95,665	57,112	38,915
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	11.340	11.441	11.559	11.734	11.929	12.124	12.244	12.420
Value at End of Year	11.484	—	—	11.340	11.441	11.559	11.734	11.929	12.124	12.244
Venture No. of Units	208	—	—	18,309	280,631	726,423	790,418	1,423,890	797,902	508,483
NY Venture No. of Units	—	—	—	41,459	26,086	17,126	50,354	134,496	32,500	44,480

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.657	11.464	11.466	11.552	11.653	11.812	11.991	12.168	—	—
Value at End of Year	11.665	11.657	11.464	11.466	11.552	11.653	11.812	11.991	—	—
Venture No. of Units	1,384,769	1,326,995	1,437,242	1,321,031	1,668,906	765,649	341,095	83,500	—	—
NY Venture No. of Units	178,499	224,067	84,678	121,895	141,768	58,430	37,808	21,844	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	11.788	12.500	—	—
Value at End of Year	—	—	—	—	—	—	—	11.788	—	—
NY Venture No. of Units	—	—	—	—	—	—	—	1,953	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.279	11.131	11.173	11.295	11.434	11.631	11.848	12.065	—	—
Value at End of Year	11.247	11.279	11.131	11.173	11.295	11.434	11.631	11.848	—	—
NY Venture No. of Units	16,814	18,847	21,408	16,574	18,196	22,201	7,936	4,906	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	11.440	11.273	11.298	11.404	11.528	11.708	11.909	12.109	12.236	12.418
Value at End of Year	11.425	11.440	11.273	11.298	11.404	11.528	11.708	11.909	12.109	12.236
Ven 9 No. of Units	62,684	36,928	32,177	31,339	26,985	20,063	15,237	15,170	4,176	4,888
No. of Units	305,364	209,688	159,287	196,848	208,244	204,034	134,427	113,174	26,774	39,365
Ven 3 Contracts with no Optional Riders
Value at Start of Year	11.440	11.273	11.298	11.404	11.528	11.708	11.909	12.109	12.236	12.418
Value at End of Year	11.425	11.440	11.273	11.298	11.404	11.528	11.708	11.909	12.109	12.236
No. of Units	99,771	78,087	118,239	82,130	86,821	58,330	35,942	24,512	8,670	4,896
U.S. Equity Trust (merged into 500 Index Trust B eff 10-21-2016) - Series I Shares (units first credited 04-27-2012)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	17.463	17.616	16.090	12.725	12.500	—
Value at End of Year	—	—	—	—	—	17.463	17.616	16.090	12.725	—
Ven 22, 20 No. of Units	—	—	—	—	—	2,383,263	2,710,583	3,166,721	3,635,635	—
Ven 24 No. of Units	—	—	—	—	—	34,330	45,503	54,486	62,773	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	17.335	17.522	16.036	12.707	12.500	—
Value at End of Year	—	—	—	—	—	17.335	17.522	16.036	12.707	—
No. of Units	—	—	—	—	—	14,523	14,745	15,076	15,412	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	17.239	17.452	15.995	12.694	12.500	—
Value at End of Year	—	—	—	—	—	17.239	17.452	15.995	12.694	—
No. of Units	—	—	—	—	—	41,210	49,586	58,625	64,929	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	17.463	17.616	16.090	12.725	12.500	—
Value at End of Year	—	—	—	—	—	17.463	17.616	16.090	12.725	—
Ven 7, 8 No. of Units	—	—	—	—	—	1,971,427	2,231,428	2,544,277	2,908,241	—
Ven 9 No. of Units	—	—	—	—	—	463,455	501,755	562,669	627,325	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	17.463	17.616	16.090	12.725	12.500	—
Value at End of Year	—	—	—	—	—	17.463	17.616	16.090	12.725	—
No. of Units	—	—	—	—	—	208,366	236,713	250,604	289,567	—
Ven 1 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	17.532	17.667	16.119	12.734	12.500	—
Value at End of Year	—	—	—	—	—	17.532	17.667	16.119	12.734	—
No. of Units	—	—	—	—	—	15,423	16,219	16,228	16,238	—
U.S. Equity Trust (merged into 500 Index Trust B eff 10-21-2016) - Series II Shares (units first credited 04-27-2012)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	17.337	17.524	16.044	12.704	12.500	—
Value at End of Year	—	—	—	—	—	17.337	17.524	16.044	12.704	—
Ven 22, 20 No. of Units	—	—	—	—	—	106,212	126,727	156,455	159,433	—
Ven 24 No. of Units	—	—	—	—	—	28,163	37,151	38,190	53,340	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	17.210	17.430	15.990	12.687	12.500	—
Value at End of Year	—	—	—	—	—	17.210	17.430	15.990	12.687	—
No. of Units	—	—	—	—	—	2,489	2,654	2,767	3,931	—

Venture Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	17.115	17.360	15.950	12.674	12.500	—
Value at End of Year	—	—	—	—	—	17.115	17.360	15.950	12.674	—
No. of Units	—	—	—	—	—	6,872	4,592	5,922	13,820	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	17.337	17.524	16.044	12.704	12.500	—
Value at End of Year	—	—	—	—	—	17.337	17.524	16.044	12.704	—
Ven 9 No. of Units	—	—	—	—	—	386	399	411	423	—
Utilities Trust (merged into Equity Income Trust eff 11-01-2019) - Series I Shares (units first credited 04-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	32.015	32.184	28.443	25.903	30.817	27.757	23.347	20.833	19.809
Value at End of Year	—	—	32.015	32.184	28.443	25.903	30.817	27.757	23.347	20.833
Ven 22, 20 No. of Units	—	—	171,511	200,506	231,077	259,702	300,556	310,322	322,412	395,336
Ven 24 No. of Units	—	—	6,107	6,921	7,548	8,732	11,522	11,261	17,186	23,470
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	30.902	31.128	27.565	25.153	29.985	27.062	22.808	20.393	19.429
Value at End of Year	—	—	30.902	31.128	27.565	25.153	29.985	27.062	22.808	20.393
No. of Units	—	—	4,383	5,860	6,161	5,938	6,520	6,349	11,470	12,618
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	30.094	30.359	26.924	24.605	29.376	26.552	22.412	20.069	19.150
Value at End of Year	—	—	30.094	30.359	26.924	24.605	29.376	26.552	22.412	20.069
No. of Units	—	—	22,728	28,580	34,056	33,714	35,931	37,234	39,596	45,152
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	32.015	32.184	28.443	25.903	30.817	27.757	23.347	20.833	19.809
Value at End of Year	—	—	32.015	32.184	28.443	25.903	30.817	27.757	23.347	20.833
Ven 7, 8 No. of Units	—	—	37,224	47,047	49,912	55,367	74,053	68,005	78,056	80,849
Ven 9 No. of Units	—	—	7,130	8,431	8,862	7,334	10,870	12,089	15,465	19,894
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	32.015	32.184	28.443	25.903	30.817	27.757	23.347	20.833	19.809
Value at End of Year	—	—	32.015	32.184	28.443	25.903	30.817	27.757	23.347	20.833
No. of Units	—	—	2,121	3,188	3,420	2,410	5,142	5,057	7,568	9,272
Utilities Trust (merged into Equity Income Trust eff 11-01-2019) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	13.884	13.928	12.500	—	—	—	—	—	—
Value at End of Year	—	—	13.884	13.928	—	—	—	—	—	—
Venture No. of Units	—	—	2,192	9,957	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	48.379	48.727	43.147	39.361	46.970	42.373	35.705	31.943	30.394
Value at End of Year	—	—	48.379	48.727	43.147	39.361	46.970	42.373	35.705	31.943
Ven 22, 20 No. of Units	—	—	57,540	66,934	72,492	88,666	108,510	122,365	155,471	230,852
Ven 24 No. of Units	—	—	11,382	18,089	20,701	21,454	26,773	33,266	39,342	46,817
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	46.795	47.227	41.902	38.302	45.798	41.398	34.953	31.333	29.873
Value at End of Year	—	—	46.795	47.227	41.902	38.302	45.798	41.398	34.953	31.333
No. of Units	—	—	2,432	2,698	2,809	3,289	3,756	4,240	8,270	12,480
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	45.641	46.132	40.992	37.526	44.938	40.681	34.399	30.884	29.489
Value at End of Year	—	—	45.641	46.132	40.992	37.526	44.938	40.681	34.399	30.884
No. of Units	—	—	9,824	18,260	18,846	19,110	34,299	38,147	47,076	55,122
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	13.823	13.895	12.500	—	—	—	—	—	—
Value at End of Year	—	—	13.823	13.895	—	—	—	—	—	—
Venture No. of Units	—	—	2,967	3,551	—	—	—	—	—	—
Value Trust (merged into Mid Cap Index Trust eff 10-27-2017) - Series I Shares (units first credited 01-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	49.010	42.934	47.788	44.127	33.050	28.545	28.666
Value at End of Year	—	—	—	—	49.010	42.934	47.788	44.127	33.050	28.545
Ven 22, 20 No. of Units	—	—	—	—	518,292	614,892	699,492	883,909	1,008,633	1,165,545
Ven 24 No. of Units	—	—	—	—	17,511	18,557	19,890	23,683	26,710	29,546

Venture Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	33.284	29.216	32.585	30.149	22.626	19.581	19.704
Value at End of Year	—	—	—	—	33.284	29.216	32.585	30.149	22.626	19.581
No. of Units	—	—	—	—	13,199	14,073	14,439	14,797	15,971	21,473
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	41.943	36.872	41.185	38.163	28.683	24.861	25.054
Value at End of Year	—	—	—	—	41.943	36.872	41.185	38.163	28.683	24.861
No. of Units	—	—	—	—	18,979	20,418	24,512	30,454	37,049	43,314
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	49.010	42.934	47.788	44.127	33.050	28.545	28.666
Value at End of Year	—	—	—	—	49.010	42.934	47.788	44.127	33.050	28.545
Ven 7, 8 No. of Units	—	—	—	—	72,173	79,315	89,607	104,043	120,988	136,308
Ven 9 No. of Units	—	—	—	—	43,249	47,253	49,723	56,066	62,099	74,130
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	49.010	42.934	47.788	44.127	33.050	28.545	28.666
Value at End of Year	—	—	—	—	49.010	42.934	47.788	44.127	33.050	28.545
No. of Units	—	—	—	—	3,938	4,153	4,523	8,740	6,860	14,492
Value Trust (merged into Mid Cap Index Trust eff 10-27-2017) - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	21.424	23.848	22.008	16.479	14.226	14.271
Value at End of Year	—	—	—	—	—	21.424	23.848	22.008	16.479	14.226
Venture No. of Units	—	—	—	—	—	13,757	33,736	96,355	112,657	113,129
NY Venture No. of Units	—	—	—	—	—	1,116	3,052	11,138	15,239	18,480
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	18.931	16.546	18.390	16.946	12.669	—	—
Value at End of Year	—	—	—	—	18.931	16.546	18.390	16.946	—	—
Venture No. of Units	—	—	—	—	64,322	63,978	68,696	16,984	—	—
NY Venture No. of Units	—	—	—	—	9,072	9,745	13,124	5,129	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	34.053	29.881	33.345	30.850	23.156	20.041	20.155
Value at End of Year	—	—	—	—	34.053	29.881	33.345	30.850	23.156	20.041
Ven 22, 20 No. of Units	—	—	—	—	160,436	175,061	198,860	254,609	267,932	263,416
Ven 24 No. of Units	—	—	—	—	13,448	14,433	16,468	21,981	30,308	30,807
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	33.070	29.077	32.512	30.140	22.668	19.658	19.809
Value at End of Year	—	—	—	—	33.070	29.077	32.512	30.140	22.668	19.658
No. of Units	—	—	—	—	4,889	5,106	6,189	6,391	6,519	6,793
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	21.425	16.098	13.946	14.039
Value at End of Year	—	—	—	—	—	—	—	21.425	16.098	13.946
No. of Units	—	—	—	—	—	—	—	8,141	10,896	13,248
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	23.959	21.013	23.437	21.673	16.260	—	—
Value at End of Year	—	—	—	—	23.959	21.013	23.437	21.673	—	—
No. of Units	—	—	—	—	4,832	5,627	8,179	1,067	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	32.351	28.488	31.901	29.618	22.309	19.376	19.554
Value at End of Year	—	—	—	—	32.351	28.488	31.901	29.618	22.309	19.376
No. of Units	—	—	—	—	20,646	26,006	44,790	48,327	43,830	44,022
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	21.013	23.437	21.673	16.260	14.065	14.138
Value at End of Year	—	—	—	—	—	21.013	23.437	21.673	16.260	14.065
Venture No. of Units	—	—	—	—	—	6,993	25,311	42,464	59,934	66,856
NY Venture No. of Units	—	—	—	—	—	1,462	2,642	4,679	5,293	5,537
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	18.778	16.444	18.314	16.910	12.667	—	—
Value at End of Year	—	—	—	—	18.778	16.444	18.314	16.910	—	—
Venture No. of Units	—	—	—	—	39,553	40,035	15,580	11,026	—	—
NY Venture No. of Units	—	—	—	—	2,846	1,079	1,535	—	—	—

Venture Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	29.791	22.428	19.470	19.639
Value at End of Year	—	—	—	—	—	—	—	29.791	22.428	19.470
NY Venture No. of Units	—	—	—	—	—	—	—	1,107	1,347	1,369
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	33.313	29.276	32.718	30.316	22.789	—	—
Value at End of Year	—	—	—	—	33.313	29.276	32.718	30.316	—	—
NY Venture No. of Units	—	—	—	—	1,201	1,237	1,196	148	—	—

To obtain a free copy of the Venture® Variable Annuity Statement of Additional Information dated April 26, 2021, please contact our Annuities Service Center.

Wealthmark Variable Annuity Prospectus
Previously Issued Contracts

April 26, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock variable annuity contract unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-344-1029. Your election to receive reports in paper will apply to all Portfolios offered within your variable annuity contract.

Wealthmark Variable Annuity Prospectus
Previously Issued Contracts

April 26, 2021
This Prospectus describes interests in WEALTHMARK flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. These Contracts are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract and our administrative rules. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Wealthmark Variable Annuity Contract for the name of your issuing Company.
Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we will measure your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.
JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust
Active Bond Trust
American Asset Allocation Trust
American Global Growth Trust
American Growth Trust
American Growth-Income Trust
American International Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Capital Appreciation Value Trust
Core Bond Trust
Disciplined Value International Trust
Emerging Markets Value Trust
Equity Income Trust
Financial Industries Trust
Fundamental All Cap Core Trust
Fundamental Large Cap Value Trust
Global Equity Trust1
JOHN HANCOCK VARIABLE INSURANCE TRUST
Health Sciences Trust
High Yield Trust
International Equity Index Trust
International Small Company Trust
Investment Quality Bond Trust
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio2
Lifestyle Moderate Portfolio
Managed Volatility Balanced Portfolio
Managed Volatility Conservative Portfolio
Managed Volatility Growth Portfolio3
Managed Volatility Moderate Portfolio
Mid Cap Index Trust
Mid Cap Stock Trust
JOHN HANCOCK VARIABLE INSURANCE TRUST
Mid Value Trust
Money Market Trust4
Opportunistic Fixed Income Trust
Real Estate Securities Trust
Science & Technology Trust
Select Bond Trust
Short Term Government Income Trust
Small Cap Index Trust
Small Cap Opportunities Trust
Small Cap Stock Trust
Small Cap Value Trust
Small Company Value Trust
Strategic Income Opportunities Trust
Total Bond Market Trust
Total Stock Market Index Trust
Ultra Short Term Bond Trust
DEUTSCHE DWS INVESTMENTS VIT FUNDS
DWS Equity 500 Index VIP4
[1]	Formerly Global Trust.
[2]	Successor to Lifestyle Aggressive Portfolio.
[3]	Successor to Managed Volatility Aggressive Portfolio.
[4]	Subject to restrictions (see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”).
Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities	410 University Avenue – Suite 55444 Westwood, MA 02090 1-800-344-1029	PO Box 55445 Boston, MA 02205-5445 www.johnhancock.com/annuities	410 University Avenue– Suite 55445 Westwood, MA 02090 1-800-344-1029
0421:WMRK-1	Wealthmark

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I.  Glossary
The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.
1940 Act: The Investment Company Act of 1940, as amended.
Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.
Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.
Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”
Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.
Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, turns age 95.
Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Optional Enhanced Death Benefits.”
Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.
Annuities Service Center: The mailing address and overnight mail address of our service office is listed on the first page of this Prospectus.
Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.
Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.
Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.
Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.
Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.
Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.
Code: The Internal Revenue Code of 1986, as amended.
Company: John Hancock USA or John Hancock New York, as applicable.
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Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.
Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.
Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.
Contract Date: The date of issue of the Contract.
Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.
Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.
Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.
Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Financial Account Plan: A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.
Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.
Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.
General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.
Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.
Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.
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Investment Options: The investment choices available to Contract Owners.
John Hancock New York: John Hancock Life Insurance Company of New York.
John Hancock USA: John Hancock Life Insurance Company (U.S.A.).
Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.
Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.
Nonqualified Contract: A Contract which is not issued under a Qualified Plan.
Owner or Contract Owner (“you”): The person, persons (co-Owners) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.
Pay-out Period: The period when we make annuity payments to the Annuitant following the Annuity Commencement Date.
Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.
Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.
Prospectus: This prospectus that describes interests in the Contracts.
Purchase Payment: An amount you pay to us for the benefits provided by the Contract.
Qualified Contract: A Contract issued under a Qualified Plan.
Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.
Reset: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take an Excess Withdrawal (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).
Rider: An optional benefit that you may have elected for an additional charge.
Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.
Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.
Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on
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Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix D: “Optional Guaranteed Minimum Income Benefits” for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.
Step-Up Date: The date on which we determine whether a Step-Up could occur.
Subaccount: A separate division of the applicable Separate Account.
Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.
Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.
Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.
Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.
Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.
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II.  Overview
This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.
We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.
What kind of Contract is described in this Prospectus?
Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.
We no longer offer the Contracts described in this Prospectus for sale; however, you may make Additional Purchase Payments as permitted under your Contract.
Who issued my Contract?
Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.
What are some benefits of the Contract?
The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.
We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.” In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. If you purchased a Contract for any Qualified Plan, the Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan.
The Contract provides optional death benefits and optional guaranteed minimum withdrawal benefits, each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Optional Enhanced Death Benefits” and Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”
How does the Contract work?
Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.
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Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?
That depends. We accept Additional Purchase Payments for the Contract only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.
Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract - Purchase Payments”).
Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.
Contracts Issued for Use With Tax-Qualified Retirement Plans. Restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.
Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).
What charges do I pay under the Contract?
Your Contract has an annual Contract fee of $30. Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.
If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a guaranteed minimum withdrawal benefit Rider), or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge depends on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.
What are my investment choices?
Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.
Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you have invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.
In selecting Variable Investment Options under a Contract, you should consider:
•	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
•	Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.
Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).
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Restrictions on the DWS Equity 500 Index VIP Investment Option. You are not permitted to make new investments in the DWS Equity 500 Index VIP Investment Option. Transfers of amounts from other Investment Options into this Investment Option also are not permitted. If you currently have Contract Value in the DWS Equity 500 Index VIP Investment Option, you may continue to keep that Contract Value in that Investment Option, but any transfer or withdrawal from it cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).
Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.
How can I change my investment choices?
Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.
Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract – Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”
The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and Deutsche DWS Investments VIT Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).
How do I access my money?
During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.
What types of optional benefit Riders may have been available to me under the Contract?
This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you pay the additional
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charge shown in the Fee Tables. Please review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.
We describe the following optional benefit Riders in the Appendices to this Prospectus:
Appendix B: Optional Enhanced Death Benefits
•	Enhanced Earnings Death Benefit – not offered in New York or Washington;
•	Accelerated Beneficiary Protection Death Benefit – not offered in New York or Washington.
Appendix C: Optional Guaranteed Minimum Withdrawal Benefits
•	Income Plus For Life® 12.08;
•	Income Plus For Life – Joint Life® 12.08;
•	Income Plus For Life® (Quarterly Step-Up Review);
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review);
•	Income Plus For Life® (Annual Step-Up Review);
•	Income Plus For Life – Joint Life® (Annual Step-Up Review);
•	Principal Plus (formerly known as “Guaranteed Principal Plus”);
•	Principal Plus for Life (formerly known as “Guaranteed Principal Plus for Life”);
•	Principal Plus for Life Plus Automatic Annual Step-Up; and
•	Principal Returns.
We use the term “Income Plus For Life® Series Riders” in the Prospectus to refer to all six Income Plus For Life® Riders issued with the Contracts, i.e., Income Plus For Life® (Annual Step-Up Review); Income Plus For Life – Joint Life® (Annual Step-Up Review); Income Plus For Life® (Quarterly Step-Up Review); Income Plus For Life – Joint Life® (Quarterly Step-Up Review); Income Plus For Life® 12.08; and Income Plus For Life – Joint Life® 12.08.
If you elected to purchase any one of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.
Appendix D: Optional Guaranteed Minimum Income Benefits
•	Guaranteed Retirement Income Benefits* – offered by John Hancock USA;
•	Guaranteed Retirement Income Benefits* – offered by John Hancock New York.
*May also, in marketing and other materials, be referred to as “Guaranteed Retirement Income Programs.”
Payment Enhancement Rider. If you purchased your Contract in New York, John Hancock New York offered a Payment Enhancement optional benefit Rider (formerly known as a “Payment Credit” optional Rider.) Under this Rider, John Hancock New York credits a Payment Enhancement equal to 4% (5% for Contracts issued between July 12 and October 30, 2004) of the Purchase Payment and allocates it among Investment Options in the same proportions as your Purchase Payments. Contracts with this feature are subject to a higher withdrawal charge and for a longer period of time. When available, it could only be elected at Contract issue, and it cannot be revoked once elected. Your initial Purchase Payment must have been at least $10,000 to elect the Payment Enhancement Rider. The Payment Enhancement Rider was not available with Contracts issued outside of New York by John Hancock USA.
What are the tax consequences of owning a Contract?
In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:
•	withdrawals (including surrenders and systematic withdrawals);
•	payment of any death benefit proceeds;
•	periodic payments under one of our annuity payment options;
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•	certain ownership changes; and
•	any loan, assignment or pledge of the Contract as collateral.
How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
•	the type of the distribution;
•	when the distribution is made;
•	the nature of any Qualified Plan for which the Contract is being used; and
•	the circumstances under which the payments are made.
If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.
A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59½. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.
A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax- deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Please note that federal tax law changes in the 2019 SECURE Act now limit certain annuitization and beneficiary payout options for contracts held as part of a Qualified Plan, including an IRA. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional.
We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.
Do I receive Transaction Confirmations?
We send you a confirmation statement for certain transactions in your Investment Accounts. Please review these transaction confirmations carefully to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, please register for electronic delivery of your transaction confirmations by contacting the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
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III.  Fee Tables
The following tables describe the fees and expenses applicable to buying, owning and surrendering a Wealthmark Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolios’ prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).
The following table describes the fees and expenses that you pay at the time you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.
Contract Owner Transaction Expenses1
John Hancock USA
Withdrawal Charge (as percentage of Purchase Payments)[2]
First Year	6%
Second Year	6%
Third Year	5%
Fourth Year	5%
Fifth Year	4%
Sixth Year	3%
Seventh Year	2%
Thereafter	0%
Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0
John Hancock New York
Withdrawal Charge (as percentage of Purchase Payments)[2]	With Payment Enhancement Rider	Without Payment Enhancement Rider
First Year	8%	6%
Second Year	8%	6%
Third Year	7%	5%
Fourth Year	7%	5%
Fifth Year	5%	4%
Sixth Year	4%	3%
Seventh Year	3%	2%
Eighth Year	1%	0%
Thereafter	0%	0%
Transfer Fee[3]
Maximum Fee	$25	$25
Current Fee	$0	$0
[1]	State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
[2]	The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
[3]	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.
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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. These tables do not include annual Portfolio operating expenses.
Periodic Fees and Expenses Other than Portfolio Expenses
	John Hancock USA	John Hancock New York
Annual Contract Fee[1]	$30	$30
Annual Separate Account Expenses[2] (as a percentage of Contract Value in the Variable Investment Options)
Mortality and Expense Risks Fee[3]	1.25%	1.25%
Administration Fee – asset based	0.15%	0.15%
Total Annual Separate Account Expenses (With No Optional Benefits Reflected)	1.40%	1.40%
Optional Benefits
Fees Deducted from Separate Account
Optional Enhanced Earnings Death Benefit Fee	0.20%	not offered
Optional Payment Enhancement Fee[4]	not offered	0.35%
Total Annual Separate Account Expenses (With the Enhanced Earnings Death Benefit and Payment Enhancement Fees reflected, as applicable)	1.60%	1.75%
Other Account Fees deducted from Contract Value
Optional Guaranteed Minimum Income Benefit Rider Fee[5]
Guaranteed Retirement Income Benefit II	0.45%	0.45%
Guaranteed Retirement Income Benefit III	0.50%	not offered
Accelerated Beneficiary Protection Death Benefit[6]	0.50%	not offered

Optional Guaranteed Minimum Withdrawal Benefit Rider Fees (as a percentage of Adjusted Guaranteed Withdrawal Balance)
	Income Plus For Life® (Annual Step-Up Review)[7]	Income Plus For Life – Joint Life® (Annual Step-Up Review) (not available in New York)[7]	Income Plus For Life® (Quarterly Step-Up Review) (issued outside New York)[7]	Income Plus For Life® (Quarterly Step-Up Review) (issued in New York)[7]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued outside New York)[7]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued in New York)[7]	Income Plus For Life® 12.08 (issued outside New York)[7]	Income Plus For Life® 12.08 (issued in New York)[7]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.75%	0.70%	0.75%	0.70%	0.85%	0.80%
	Income Plus For Life – Joint Life® 12.08 (issued outside New York)[7]	Income Plus For Life – Joint Life® 12.08 (issued in New York)[7]	Principal Plus For Life Plus Automatic Annual Step-Up8	Principal Plus for Life[9]	Principal Plus[9]	Principal Returns[10]
Maximum Fee	1.20%	1.20%	1.20%	0.75%	0.75%	0.95%
Current Fee	0.85%	0.80%	0.70%	0.40%	0.30%	0.50%
[1]	The $30 annual Contract fee will not be assessed prior to the Maturity Date under a Wealthmark Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000.
[2]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
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[4]	This is a daily charge reflected as a percentage of the Variable Investment Options. If you elected the optional Payment Enhancement Rider, the guaranteed rate applicable to any Fixed Investment Options is also reduced by 0.35%.
[5]	Guaranteed Retirement Income Benefits could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix D: “Optional Guaranteed Minimum Income Benefits” for availability. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Income Base.
[6]	Subject to state availability, John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit from December 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Benefit II or Guaranteed Retirement Income Benefit III. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Accelerated Beneficiary Protection Death Benefit.
[7]	The current charge for each of the Income Plus For Life® Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
[8]	The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.1.20% if the Guaranteed Withdrawal Balance is stepped-up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
[9]	The current charge is 0.40% for Principal Plus for Life and 0.30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped-up to equal the Contract Value. This is an annual charge applied as a percentage of the Adjusted Guaranteed Withdrawal Benefit Amount. The charge is deducted on an annual basis from the Contract Value.
[10]	The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is stepped-up to equal the Contract Value.
The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.
Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2020)	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.25%	1.33%
Examples
We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Examples 1 and 2 pertain to Wealthmark Contracts with optional benefit Riders and Example 3 pertains to Wealthmark Contracts without optional benefit Riders.
Example 1. Maximum Portfolio operating expenses – Wealthmark Contract with optional Riders
Wealthmark Contract with optional benefit Riders: The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Enhanced Earnings Death Benefit and Income Plus For Life® optional benefit Riders and, for John Hancock New York Contracts, the Payment Enhancement and Income Plus For Life® Riders. The Income Plus For Life® Rider was not available at issue of your contract, but you may be eligible to exchange a previously purchased optional guaranteed minimum withdrawal benefit rider for Income Plus For Life®. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA Enhanced Earnings Death Benefit and Income Plus For Life®
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$979	$1,779	$2,615	$4,712
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$427	$1,313	$2,238	$4,712

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John Hancock New York Payment Enhancement and Income Plus for Life®
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,177	$2,006	$2,775	$4,842
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$442	$1,356	$2,308	$4,842
Example 2. Maximum Portfolio operating expenses – Wealthmark Contract with optional Riders
Wealthmark Contract with optional benefit Riders: The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Enhanced Earnings Death Benefit and Principal Plus for Life optional benefit Riders and, for John Hancock New York Contracts, the Payment Enhancement and Principal Plus for Life Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA Enhanced Earnings Death Benefit and Principal Plus for Life
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$929	$1,626	$2,346	$4,094
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$378	$1,154	$1,960	$4,094

John Hancock New York Payment Enhancement and Principal Plus for Life
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,127	$1,855	$2,510	$4,228
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$393	$1,198	$2,031	$4,228
Example 3. Maximum Portfolio operating expenses – Wealthmark Contract with previously offered optional benefit Riders
Wealthmark Contract with previously offered optional benefit Riders: The following example assumes that you invest $10,000 in a Contract with the Enhanced Earnings Death Benefit and the previously offered Guaranteed Retirement Income Benefit III optional benefit Rider for John Hancock USA. For John Hancock New York, the example assumes the Contract has the previously offered Guaranteed Retirement Income Benefit II optional benefit Rider. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA Enhanced Earnings Death Benefit and Guaranteed Retirement Income Benefit III
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$903	$1,549	$2,218	$3,839
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$351	$1,075	$1,827	$3,839

John Hancock New York Guaranteed Retirement Income Benefit II
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$880	$1,481	$2,106	$3,629
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$327	$1,003	$1,710	$3,629
Example 4. Minimum Portfolio operating expenses – Wealthmark Contract with no optional benefit Riders
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Wealthmark Contract with no optional benefit Riders: The third example also assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA and John Hancock New York No Optional Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$730	$1,029	$1,311	$1,980
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$171	$529	$911	$1,980
We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.
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IV.  General Information about Us,
the Separate Accounts and the Portfolios
The Companies
Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.
John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is PO Box 55444, Boston, MA 02205-5444; its overnight mail address is 410 University Avenue – Suite 55444, Westwood, MA 02090; and its email address is www.johnhancock.com/annuities.
John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is PO Box 55445, Boston, MA 02205-5445; its overnight mail address is 410 University Avenue – Suite 55445, Canton, MA 02090; and its email address is www.johnhancock.com/annuities.
The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.
The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.
The Separate Accounts
You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.
For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.
For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.
The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising
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under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.
We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.
We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.
The Portfolios
When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:
•	the John Hancock Variable Insurance Trust; or
•	the Deutsche DWS Investments VIT Funds.
The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.
Investment Management
The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.
Our Managed Volatility Portfolios
In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders ), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders ). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).
During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.
The four Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:
Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range
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of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities (either directly or through investment in underlying portfolios or derivatives) or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities normally will not exceed 100%.
Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.
Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.
Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.
You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Variable Trust Advisers, LLC (“JHVTA LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHVTA LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHVTA LLC is our affiliate and we indirectly benefit from any investment management fees JHVTA LLC retains.
The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHVTA LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHVTA LLC to appoint a subadviser that is an affiliate of JHVTA LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.
If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of
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future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).
Portfolio Expenses
Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.
The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any additional charge to you.
Funds of Funds and Master-Feeder Funds
Each of the John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.
Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income and American International Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding “master fund” which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.
Portfolio Investment Objectives
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.
You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.
The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).
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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
500 Index Trust Series NAV	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond Trust[1] Series II	Manulife Investment Management (US) LLC	Seeks income and capital appreciation.
American Asset Allocation Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Global Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
American Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital.
American Growth-Income Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital and income.
American International Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
Blue Chip Growth Trust Series II	T. Rowe Price Associates, Inc.	Seeks to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation Trust Series II	Jennison Associates LLC	Seeks long-term growth of capital.
Capital Appreciation Value Trust Series II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
Core Bond Trust Series II	Wells Capital Management, Incorporated	Seeks total return consisting of income and capital appreciation.
Disciplined Value International Series II	Boston Partners Global Investors, Inc.	Seeks long-term growth of capital.
Emerging Markets Value Trust Series II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
Equity Income Trust Series II	T. Rowe Price Associates, Inc.	Seeks substantial dividend income and also long-term growth of capital.
Financial Industries Trust Series II	Manulife Investment Management (US) LLC	Seeks growth of capital.
Fundamental All Cap Core Trust Series II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital.
Fundamental Large Cap Value Trust Series II	Manulife Investment Management (US) LLC	Seeks long-term capital appreciation.
Global Equity Trust (formerly Global Trust) Series II	Manulife Investment Management (US) LLC	Seeks long-term capital appreciation.
Health Sciences Trust Series II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
High Yield Trust[2] Series II	Western Asset Management Company	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
International Equity Index Trust Series NAV	SSgA Funds Management, Inc.	Seeks to track the performance of a broad- based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Small Company Trust Series II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
Investment Quality Bond Trust Series II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced Portfolio Series II	Manulife Investment Management (US) LLC	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative Portfolio Series II	Manulife Investment Management (US) LLC	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth Portfolio (successor to Lifestyle Aggressive Portfolio) Series II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate Portfolio Series II	Manulife Investment Management (US) LLC	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Balanced Portfolio Series II	Manulife Investment Management (US) LLC	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Conservative Portfolio Series II	Manulife Investment Management (US) LLC	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Growth Portfolio (successor to Managed Volatility Aggressive Portfolio) Series II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Moderate Portfolio Series II	Manulife Investment Management (US) LLC	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Mid Cap Index Trust Series II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index.
Mid Cap Stock Trust Series II	Wellington Management Company, LLP	Seeks long-term growth of capital.
Mid Value Trust Series II	T. Rowe Price Associates, Inc.	Seek long-term capital appreciation.
Money Market Trust Series NAV	Manulife Investment Management (US) LLC	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Opportunistic Fixed Income Trust Series II	Wellington Management Company, LLP	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Real Estate Securities Trust Series II	Wellington Management Company, LLP	Seeks to achieve a combination of long-term capital appreciation and current income.
Science & Technology Trust Series II	T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC[3]	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective.
Select Bond Trust Series II	Manulife Investment Management (US) LLC	Seeks income and capital appreciation.
Short Term Government Income Trust Series II	Manulife Investment Management (US) LLC	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index Trust Series II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.
Small Cap Opportunities Trust Series II	Dimensional Fund Advisors LP & Invesco Advisers, Inc.[4]	Seeks long-term capital appreciation.
Small Cap Stock Trust Series II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Cap Value Trust Series II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Company Value Trust Series II	T. Rowe Price Associates, Inc.	Seeks long-term growth of capital.
Strategic Income Opportunities Trust Series II	Manulife Investment Management (US) LLC	Seeks a high level of current income.
Total Bond Market Trust Series II	Manulife Investment Management (US) LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Total Stock Market Index Trust Series II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Ultra Short Term Bond Trust Series II	Manulife Investment Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
DEUTSCHE DWS INVESTMENTS VIT FUNDS
DWS Equity 500 Index VIP Series B2	DWS Investment Management Americas Inc.[5]	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500® Index”)[6], which emphasizes stocks of large U.S. companies.
[1]	The Active Bond Trust is subadvised by Declaration Management & Research LLC and Manulife Investment Management (US) LLC a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.
[2]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.
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[3]	The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.
[4]	The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.
[5]	DWS Equity 500 Index VIP is subadvised by Northern Trust Investments, Inc. (“NTI”).
[6]	“Standard & Poor’s” and “S&P 500” are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global. None of the Index Trusts are sponsored, endorsed, sold or promoted by any of these companies, and none of these companies or any of their respective affiliates make any representation regarding the advisability of investing in the Trust.
Voting Interest
We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.
During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.
During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.
We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.
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V.  Description of the Contract
Eligible Plans
Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. The Contracts are designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.
You should consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:
•	the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
•	any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.
Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.
Eligibility Restrictions – Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI from the Annuities Service Center.
Beneficiary IRAs. For all Contracts that offered optional benefit Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional benefit Riders that were otherwise available under the Contract (where applicable, see Appendix B: “Optional Enhanced Death Benefits” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” and Appendix D: “Optional Guaranteed Minimum Income Benefit(s),” to determine what optional benefit Riders, if any, were available).
We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.
Eligible Groups. John Hancock USA has issued group contracts to Venture® Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.
Accumulation Period Provisions
Purchase Payments
Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:
•	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.
•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.
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Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:
•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.
Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:
•	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.
•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.
Additional Purchase Payments for Qualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:
•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.
Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars.
We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your Contract Values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.
Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your Financial Account Plan or in connection with a Payroll Plan. Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:
•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;
•	no automatic withdrawal program from your Contract is in effect; and
•	your GMWB Rider is not in the Settlement Phase.
For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.
Contracts Issued for Use With Tax-Qualified Retirement Plans. Whether you can make regular contributions to the contract will generally depend on whether you have the necessary earned income for the year. Other restrictions may apply depending on your plan. Restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. Please consult with a qualified tax professional for additional information.
Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.
Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract
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Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.
If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:
•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
•	the Contract Value at the end of such two-year period is less than $2,000.
In addition, if your account value becomes less than the annual administration and/or rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.
As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any withdrawal charge, Rider fee and Unpaid Loan, and minus the $30 annual Contract fee. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable). The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).
Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options (subject to the restrictions described below). You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).***
Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced.
Restrictions on the DWS Equity 500 Index VIP Investment Option. You are not permitted to make new investments in the DWS Equity 500 Index VIP Investment Option. Transfers of amounts from other Investment Options into this Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the DWS Equity 500 Index VIP Investment Option, you may continue to keep that Contract Value in that Investment Option, but any transfer or withdrawal from it cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into the DWS Equity 500 Index VIP Investment Option, then the program will continue to make those transfers (see “Special Transfer Services − Asset Rebalancing Program” in this section, below).
Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:
•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders, and we waive our restrictions; or
•	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.
Payment Enhancement
The optional Payment Enhancement Rider (previously known as the optional “Payment Credit” Rider) was not available for John Hancock USA Contracts. The Payment Enhancement Rider was only available with Contracts issued in New York by John Hancock New York. You may only have elected the Payment Enhancement Rider at issue and, once elected, the Payment Enhancement Rider is irrevocable. The minimum initial Purchase Payment required to elect the Payment Enhancement Rider was $10,000. We imposed an additional fee for the Payment Enhancement Rider and Contracts with this feature are subject to a higher withdrawal charge for a longer period of time.
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If you elected the Payment Enhancement Rider, we will add a Payment Enhancement to your Contract when you make a Purchase Payment. The Payment Enhancement is equal to 4% of the Purchase Payment and is allocated among Investment Options in the same proportion as your Purchase Payment. For John Hancock New York Contracts issued on or after July 12, 2004 and prior to November 1, 2004, the Payment Enhancement is 5%. The Payment Enhancement Rider is funded from John Hancock New York’s General Account.
Purchase Payments Which Are Not Eligible for a Payment Enhancement. If the Owner’s Spouse is the Beneficiary, the Spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the Spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner’s death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.
Tax Considerations. Payment Enhancements are not considered to be “investment in the contract” for income tax purposes (see “VII. Federal Tax Matters”).
Matters to Consider About the Payment Enhancement. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making any allowable Additional Purchase Payments, you and your financial representative should consider:
•	The length of time that you plan to own your Contract;
•	The frequency, amount and timing of any partial surrenders; and
•	The amount and frequency of your Additional Purchase Payments.
We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset-based charges (see “VI. Charges and Deductions”).
If you are eligible and would like to make Additional Purchase Payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan’s compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan’s tax favored status under the Code (see “VII. Federal Tax Matters – Other Qualified Plans”).
Additional Charges for the Payment Enhancement Rider. If you elected the Payment Enhancement Rider, the Separate Account annual expenses are increased by 0.35%. The guaranteed interest rate on Fixed Investment Options is reduced by 0.35%. In addition, each Purchase Payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement Rider is elected is 8% (as opposed to 6% with no Payment Enhancement Rider) and the withdrawal charge period is 8 years if the Payment Enhancement Rider is elected (as opposed to 7 years with no Payment Enhancement Rider).
Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.
We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.
We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.
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Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing Program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.
Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.
We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or
•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.
Net Investment Factor
The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:
(a)  is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)  is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)  is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.
Transfers You May Make Among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.
You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.
Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.
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Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.
To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and Deutsche DWS Investments VIT Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
We reserve the right to take other actions to restrict trading, including, but not limited to:
•	restricting the number of transfers made during a defined period;
•	restricting the dollar amount of transfers;
•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
•	restricting transfers into and out of certain Subaccount(s).
In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).
While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.
Maximum Number of Investment Options
There is no limit on the number of Investment Options to which you may allocate Purchase Payments.
Telephone and Electronic Transactions
We permit you to request transfers by telephone. You may also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact us at the telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
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To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.
We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
•	any loss or theft of your password; or
•	any unauthorized use of your password.
We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.
All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.
We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.
Special Transfer Services – Dollar Cost Averaging Program
We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permitted for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.
The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on a separate authorization form and obtain full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.
You should consult with your financial representative to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.
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Special Transfer Services – Asset Rebalancing Program
We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.
For rebalancing programs begun on or after October 1, 1996, we permit asset rebalancing only on the following time schedules:
•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).
Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.
Withdrawals
During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of withdrawals from section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.
When making a partial withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.
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When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
•	the SEC, by order, so permits for the protection of security holders.
Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.
Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.
Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).
Signature Guarantee Requirements for Surrenders and Withdrawals
(Not applicable to Contracts issued in New Jersey)*
We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:
•	you have no signed application on file with us; or
•	you are requesting that we mail the amount withdrawn to an alternate address; or
•	you have changed your address within 30 days of the withdrawal or surrender request; or
•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.
We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.
*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.
Special Withdrawal Services – The Income Plan
We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the withdrawal charge–free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the IP program.
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Special Withdrawal Services - The Income Made Easy Program
Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C for more information.
Optional Guaranteed Minimum Withdrawal Benefits
Please see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Principal Plus (formerly known as “Guaranteed Principal Plus”) and Principal Plus for Life (formerly known as “Guaranteed Principal Plus for Life”) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. In addition, Appendix C includes a general description of the Income Plus For Life® Series, Principal Plus for Life Plus Automatic
Annual Step-Up, and Principal Returns optional benefits Riders for which you may have been eligible to exchange a previously purchased guaranteed minimum withdrawal benefit Rider. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we reduce the amounts we guarantee for future withdrawals.
Death Benefit During Accumulation Period
The Contracts described in this Prospectus generally provide for distribution of death benefits if the Owner dies before the Annuity Commencement Date.
Amount of Death Benefit. If any Owner dies, the Death Benefit payable under the Contract will be the greater of:
•	the Contract Value; or
•	the Minimum Death Benefit.
If there is any Debt, the Death Benefit equals the amount described above less the Debt under the Contract. If the oldest Owner was less than 81 years old on the Contract Date, the Minimum Death Benefit will be determined as follows:
•	During the first Contract Year, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals.
•	During any subsequent Contract Year, the Minimum Death Benefit will be the greater of (i) or (ii), where:
(i)  is the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals; and
(ii)  is the greatest Anniversary Value prior to the oldest Owner's turning age 81.
•	The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with withdrawals, since that Contract Anniversary.
If the oldest Owner is age 81 or greater on the Contract Date, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals.
The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:
(i)  is equal to the death benefit prior to the withdrawal; and
(ii)  is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:
•	a certified copy of a death certificate; or
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•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
•	any other proof satisfactory to us.
If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.
Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.
In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.
We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.
Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.
If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract continues, subject to the following:
•	The Beneficiary becomes the Owner.
•	We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.
•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
•	We waive withdrawal charges for all future distributions.
•	If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.
•	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and
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is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
•	Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.
We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse.
A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with your own qualified tax professional for further information relevant to your situation.
Optional Enhanced Death Benefits
Please see Appendix B: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased. For Contracts issued in connection with a Qualified Plan, including an IRA, the Internal Revenue Code may now limit the availability of certain “Optional Enhanced Death Benefits” for certain classes of Beneficiaries.
Annual Step-Up Death Benefit. Under the Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step-Up Death Benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.
Enhanced Earnings Death Benefit. (Not available in New York or Washington.) Under the Enhanced Earnings Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under the Enhanced Earnings Rider, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the “appreciation in the Contract Value” proportionally in connection with withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. The Enhanced Earnings Death Benefit was available only at Contract issue and cannot be revoked once elected.
Accelerated Beneficiary Protection Death Benefit. (Not available in New York or Washington) John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit Rider between December 2003 and December 2004. The Accelerated Beneficiary Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Accelerated Beneficiary Protection Death Benefit replaces any other death benefit under the Contract. The Accelerated Beneficiary Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.
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Pay-out Period Provisions
General
Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:
•	you are registered on the website, and
•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.
Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.
Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Please consult with your own qualified tax professional for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts – Required Minimum Distributions”).
Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.
A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.
When John Hancock USA issued a Contract outside New York, the Maturity Date is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.
Please review your Contract carefully to determine the Maturity Date applicable to your Contract.
You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.
For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:
•	a Nonqualified Contract, or
•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.
Annuity Options
Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period (after the first Contract Year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply
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any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.
We determine annuity payments based on the Investment Account value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. The Internal Revenue Code or the United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.
Once annuity payments commence:
•	you are no longer permitted to make any withdrawals under the Contract;
•	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
•	we may not change the Annuity Option or the form of settlement; and
•	your Guaranteed Minimum Death Benefit terminates.
Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.
Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:
Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.
Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.
Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.
Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.
Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.
Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. When you annuitize, we may make one or more additional Annuity Options available to a Contract with one of our guaranteed minimum withdrawal benefit (“GMWB”) Riders (i.e., an Income Plus For Life®, Income Plus For Life – Joint Life®, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.
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GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life® or an Income Plus For Life – Joint Life® Series Riders. For the Income Plus For Life – Joint Life® Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.
GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life – Joint Life® Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.
GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.
We determine the annual amount of Fixed Annuity payments under this option as the greater of:
•	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non- Refund Life Annuity.
GMWB Alternate Annuity Option 4: Fixed Period Certain Only - This Annuity Option is available only if:
•	you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and
•	there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.
This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)
We determine the annual amount of Fixed Annuity payments under this option as the greater of:
•	the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or the Principal Returns Rider that you purchased with your Contract; or
•	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

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Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with a GMWB Rider.
Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.
We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.
The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.
Annuity Units and the Determination of Subsequent Variable Annuity Payments
We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).
We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.
We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.04%.
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Transfers During the Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.
Death Benefit During the Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.
We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.
Optional Guaranteed Minimum Income Benefits
Please see Appendix D: “Optional Guaranteed Minimum Income Benefits” for a general description of the Optional Guaranteed Retirement Income Benefit Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the “Income Base,” which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders cannot be revoked once elected.
Other Contract Provisions
Ownership
Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.
You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.
Before requesting a change of ownership or making an assignment of your Contract, please consider the following:
•	A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
•	In states where permitted, a change of ownership may result in termination of any applicable minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits.”)
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•	An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.
•	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
•	Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.
We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.
Group Contracts (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserved the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner’s ability to exercise such rights and privileges.
In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days’ notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge (where applicable) as to any Contract issued after the effective date of the modification.
All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract.
Acceptance of Contracts. John Hancock USA has discontinued new applications and issuance of new group contracts.
Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.
On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.
If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.
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Beneficiary
The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries and the Code may limit the payout options available for certain classes of Beneficiaries.
Modification
We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.
Code Section 72(s)
In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.
Misstatement and Proof of Age, Sex or Survival
We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.
Fixed Investment Options
Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment
Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.
Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time to time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.
Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program (when available). Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.
You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we
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will establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.
Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period. If you do not specify a renewal option, we will select the one-year Fixed Investment Option.
Market Value Charge. Any amount withdrawn, transferred or borrowed from a Fixed Investment Account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The charge compensates us for our investment losses on amounts withdrawn, transferred or borrowed prior to the Maturity Date. The formula for calculating this charge is set forth in your Contract. A market value charge will be calculated separately for each Investment Account affected by a transaction to which a market value charge may apply. The market value charge for an Investment Account will be calculated by multiplying the amount withdrawn or transferred from the Investment Account by the adjustment factor described below.
The adjustment factor is determined by the following formula: 0.75 × (B-A) × C/12 where:
A = The guaranteed interest rate on the Investment Account.
B = The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn.
C = The number of complete months remaining to the end of the guarantee period.
For purposes of applying this calculation, the maximum difference between “B” and “A” will be 3%. The adjustment factor may never be less than zero.
The total market value charge will be the sum of the market value charges for each Investment Account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the Investment Account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).
We make no market value charge on withdrawals from the Fixed Investment Option in the following situations:
•	death of the Owner;
•	amounts withdrawn to pay fees or charges;
•	amounts applied at the Maturity Date to purchase an annuity at the guaranteed rates provided in the Contract;
•	amounts withdrawn from Investment Accounts within one month prior to the end of the guarantee period;
•	amounts withdrawn from a one-year Fixed Investment Option; and
•	amounts withdrawn in any Contract Year that do not exceed 10% of (i) total Purchase Payments less (ii) any prior withdrawals in that Contract Year.
In no event will the market value charge:
•	be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an Investment Account exceed an annual rate of 3%;
•	together with any withdrawal charges for an Investment Account be greater than 10% of the amount transferred or withdrawn; or
•	reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.
The cumulative effect of the market value and withdrawal charges could result in a Contract Owner receiving total withdrawal proceeds of less than the Contract Owner’s Purchase Payments.
Withdrawals. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under “Withdrawals” above.
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We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).
If you do not specify the Investment Options from which a withdrawal is to be taken, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.
The market value charge described above may apply to withdrawals from any Fixed Investment Option except for a one-year Fixed Investment Option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the Investment Option and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining Investment Account value.
Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See “VII. Federal Tax Matters” below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See “VII. Federal Tax Matters – Qualified Plan Types.”
Loans. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “VII. Federal Tax Matters – General Information Regarding Qualified Contracts – Loans.” The market value charge described above may apply to amounts transferred from the Fixed Investment Accounts to the Loan Account in connection with such loans and, if applicable, will be deducted from the amount so transferred. The loan privilege will not be available if you elected any optional guaranteed minimum withdrawal benefit Rider.
Charges. No asset-based charges are deducted from Fixed Investment Options.
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VI.  Charges and Deductions
We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see “III. Fee Tables” and Appendix B: “Optional Enhanced Death Benefits,” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” and/or Appendix D: “Optional Guaranteed Minimum Income Benefits.”
We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).
Withdrawal Charges
If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments.
Amounts to Which Withdrawal Charges Do Not Apply. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) Payment Enhancements (where applicable) and any earnings attributable to Payment Enhancements; (iii) certain other “free Withdrawal Amounts,” described below; or (iv) Purchase Payments that have been in the Contract for more than 7 complete Contract Years (8 complete years if you elected the Payment Enhancement Rider in New York). A market value charge may apply to these transactions (see “V. Description of the Contract – Market Value Charge”).
We do not impose a withdrawal charge on amounts allocated to a “free Withdrawal Amount.” In any Contract Year, the free Withdrawal Amount for that year is the greater of:
•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and
•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).
We allocate any free withdrawal amount first to withdrawals from Variable Investment Options and then to withdrawals from the Fixed Investment Options.
Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any free Withdrawal Amount and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals of Purchase Payments in excess of the free Withdrawal Amount that have been taken to date).
Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be “liquidated” on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.
Upon a full surrender of a John Hancock USA Contract issued on or after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.
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How We Determine the Withdrawal Charge. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being “liquidated” by the applicable withdrawal charge percentage shown below:
Withdrawal Charge
(as percentage of Purchase Payments*)
	John Hancock USA	John Hancock New York (without Payment Enhancement Rider)	John Hancock New York (with Payment Enhancement Rider)
First Year	6%	6%	8%
Second Year	6%	6%	8%
Third Year	5%	5%	7%
Fourth Year	5%	5%	7%
Fifth Year	4%	4%	5%
Sixth Year	3%	3%	4%
Seventh Year	2%	2%	3%
Eighth Year	0%	0%	1%
Thereafter	0%	0%	0%
*	Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.
There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.
Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.
For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.” Withdrawals from the Fixed Investment Options may be subject to a market value charge in addition to the withdrawal charge.
Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home
(John Hancock USA Contracts only; not available in MA and NY)
For Contracts issued on or after May 1, 2002 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all of the following apply:
•	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
•	the confinement began at least one year after the Contract Date;
•	confinement was prescribed by a “Physician”;
•	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and
•	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in Good Order, no later than 90 days after discharge.
An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it is located; (c) provides custodial care under the supervision of a registered nurse
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(R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which: (a) is licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed “Physicians”; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and has access to medical, diagnostic and major surgical facilities.
A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.
“Due Proof of Confinement” is a letter signed by a Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.
The waiver described above is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver is not available in all states and was not available for Contracts issued prior to May 1, 2002. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”). Please consult with your own qualified tax professional before requesting the waiver.
There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.
Annual Contract Fee
We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and the Company in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee’s assessment, the fee will be waived. We deduct this administration fee on the Contract Anniversary during the Accumulation Period. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If you withdraw the entire Contract Value on a day other than the Contract Anniversary, we will deduct the $30 Contract fee from the amount paid. During the Pay-out Period, we deduct the fee on a pro-rata basis from each annuity payment.
Asset-Based Charges
We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.
Administration Fee
We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the administration fee.
Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.
To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% of the value of the Variable Investment Options. In the case of individual Contracts, the rate of the mortality and
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expense risks charge cannot be increased. In the case of group contracts, the rate of the mortality and expense risks charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days’ prior written notice to the group holder. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.
Reduction or Elimination of Charges and Deductions
(Not available in New York)
We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:
•	We considered the size and type of group to which sales are made. Generally, per Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;
•	We considered the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;
•	We considered the nature of the group or class for which the Contracts are purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;
•	We considered any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;
•	We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses; and
•	There may have been other circumstances that resulted in reduced expenses.
If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality and expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed.
In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.
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Premium Taxes
We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.
In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount subject to tax under the applicable state law.
State or Territory	Premium Tax Rate[1]
	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME [2]	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD [2]	0.00%	1.25% [3]
TX [4]	0.04%	0.04%
WV [5]	1.00%	1.00%
WY	0.00%	1.00%
[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”
[5]	For tax years beginning January 1, 2021 or later, the state no longer charges a premium tax on annuity contracts.
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VII.  Federal Tax Matters
Introduction
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.
This discussion does not address state or local tax consequences associated with a Contract. Further, this discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distributions paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.
Our Tax Status
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.
The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)
Special Considerations for Optional Benefits
At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.
If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):
•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
•	Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” using the Contract Value. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
•	Any annuity payments that you receive under an Annuity Option will be taxed in the manner described in “Taxation of Annuity Payments” below.
If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):
•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
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•	The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.
You should consult with your own qualified tax professional for information on any optional benefit Rider.
General Information Regarding Nonqualified Contracts
(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)
Tax Deferral During Accumulation Period
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.
However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.
In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.
The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.
Aggregation of Contracts
In certain circumstances, the IRS may determine the portion of a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.
For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances. Please consult your own qualified tax professional if you own or intend to purchase more than one annuity contract.
The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.
Exchanges of Annuity Contracts
We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.
In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either
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contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.
EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.
Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.
Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons
In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.
Taxation of Annuity Payments
When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.
In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income-tax. A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.
Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”
Section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be
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reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.
Surrenders, Withdrawals, Transfers and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.
When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.
For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.
When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner's investment in the Contract is increased by the amount included in the transferor's gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person, are not married to each other and ownership of the Contract transfers to the Annuitant upon annuitization. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.
Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.
Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.
After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:
•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
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•	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.
Penalty Tax on Premature Distributions
There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	attributable to the Contract Owner becoming disabled (as defined in the tax law);
•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or
•	made with respect to certain annuities issued in connection with structured settlement agreements.
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.
In certain circumstances, the Owner of a variable annuity contract may be considered the Owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that Contract Owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives and policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
Medicare Tax on Unearned Income
A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Code or as may be
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defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).
Please consult a qualified tax professional for further information about the impact of the additional Medicare Tax on your individual circumstances.
Puerto Rico Nonqualified Contracts
Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.
Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.
General Information Regarding Qualified Contracts
(Contracts Purchased to Fund an IRA or Other Qualified Plan)
Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans.
When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.
Please consult a qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.
Additional Purchase Payments to Qualified Contracts
You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):
•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
•	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
•	by making annual contributions to the extent permitted under the Code.
*	We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional
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Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.
Distribution Requirements
The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.
Traditional IRAs
Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below).
Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.
The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.
Under our administrative rules beginning February 2009, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as an inherited IRA or an inherited Roth IRA.
Contributions to a Traditional IRA
Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.
Distributions from a Traditional IRA
In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59½, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.
You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12- month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.
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A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.
Required Minimum Distributions from a Traditional IRA
Note: Under the federal CARES Act, the obligation to take any required minimum distribution during 2020 was waived.
Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70½, for those Contract Owners born before July 1, 1949. For Contract Owners born after June 30, 1949, distributions of minimum amounts must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 72. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.
Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.
If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.
Penalty Tax on Premature Distributions from a Traditional IRA
A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and designated beneficiary.*
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult with your own qualified tax professional.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2020. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
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If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.
Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.
Contributions to a Roth IRA
Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.
Distributions from a Roth IRA
Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70½ or 72. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. (Note: Under the federal CARES Act, the obligation to take any required minimum distribution during 2020 was waived.) Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.
If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our administrative rules beginning February 2009, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.
Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Contract Owner was made. Second, the distribution must be:
•	made after the Owner turns age 59½;
•	made after the Owner’s death;
•	attributable to the Owner being disabled; or
•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.
A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12- month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.
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Penalty Tax on Premature Distributions from a Roth IRA
Taxable distributions before age 59½ may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.
The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.
Conversion or Rollover to a Roth IRA
You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.
You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more information about the impact of withdrawals.
If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.
Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.
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Other Qualified Plans
You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:
Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.
In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.
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Collecting and Using Information
Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.
Contributions to Other Qualified Plans
You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.
We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.
Distributions from Other Qualified Plans
If permitted under your plan, you may take a withdrawal in the form of a distribution:
•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
•	from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.
*	Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.
In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary. A Spouse Beneficiary may also make a direct rollover to an inherited IRA.
You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.
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In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.
Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax professional for further information.
Required Minimum Distributions from Other Qualified Plans
Note: Under the federal CARES Act, the obligation to take any required minimum distribution was waived for 2020.
Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of two dates as described below.
For a Qualified Plan participant born before July 1, 1949, required minimum distributions must generally begin by the later of:
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70½, or
•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
For a Qualified Plan participant born after June 30, 1949, required minimum distributions must generally begin by the later of:
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 72, or
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
Penalty Tax on Premature Distributions from Other Qualified Plans
A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and “designated beneficiary” (as defined in the tax law).*
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2020. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Contract Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult with your own qualified tax professional.
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Withholding on Eligible Rollover Distributions
Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except: (i) minimum distributions required under section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments;” and (iii) if applicable, certain hardship withdrawals.
Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.
If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract.
We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract to another Qualified Plan and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. Please seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.
Designated Roth Accounts within Other Qualified Plans
The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.
Rollover to a Roth IRA
Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.
You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.
A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.
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If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.
Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
Section 403(b) Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).
We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.
Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.
We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.
In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.
Please see the SAI for information regarding withdrawals under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Loans under section 403(b) of the Code
You may be eligible for a loan of some or all of your Contract Value if:
•	We issued your Contract prior to November 12, 2007;
•	Your Contract does not contain a GMWB Rider;
•	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code;
•	The retirement plan is not subject to Title 1 of ERISA; and
•	Your retirement plan permits you to request the loan.
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Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.
Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, please consult your tax professional before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.
Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.
We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.
If you have a loan outstanding under a Contract intended for use with a Section 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.
Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.
See Your Own Tax Professional
The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult with your own qualified tax professional.
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VIII.  General Matters
Asset Allocation Services
We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” or Appendix D: “Optional Guaranteed Minimum Income Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.)
Distribution of Contracts
John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.
JH Distributors’ principal address is 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors may also have offered the Contracts directly to potential purchasers.
JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.
The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.
Standard Compensation
The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).
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Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determined which firms to support and the extent of the payments that we made and may continue to make. Under these arrangements, the form of payment may have been any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.
In consideration of these arrangements, a firm may have given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.
These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2020, in the SAI, which is available upon request. Any such compensation, which may have been significant at times, does not result in any additional direct charge to you by us.
Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may have included, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may have received gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.
Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. As a result, registered representatives may have been motivated to recommend one of our contracts over another issuer’s contract.
For sales representatives of certain affiliates, the amount of additional compensation paid was based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervised these sales representatives may also have been entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers was primarily based on sales of proprietary products, these sales representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.
Contracts Sold Directly Without Payment of Any Sales Compensation
(John Hancock USA Contracts only; not available in NY)
The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. The following classes of individuals are eligible for this waiver:
•	officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Variable Insurance Trust or any of their affiliates; and
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•	employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (2) have approved the payment of the credit to their employees and registered representatives.
Transaction Confirmations
We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
Reinsurance Arrangements
From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.
Statements of Additional Information
Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.
John Hancock Life Insurance Company (U.S.A.) Separate Account H
Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
        Independent Registered Public Accounting Firm
        Servicing Agent
        Principal Underwriter
        Special Compensation and Reimbursement Arrangements
Additional Information on Section 403(b) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements
John Hancock Life Insurance Company of New York Separate Account A
Statement of Additional Information

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General Information and History
Accumulation Unit Value Tables
Services
        Independent Registered Public Accounting Firm
        Servicing Agent
        Principal Underwriter
        Special Compensation and Reimbursement Arrangements
Additional Information on Section 403(b) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements
Financial Statements
The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2020 and 2019, and its Separate Account financial statements for the year ended December 31, 2020 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2020, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.
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Appendix A: Examples of Calculation of Withdrawal Charge
Example 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, there are no withdrawals, and the Payment Enhancement is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values. During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior withdrawals in that Contract Year.
Contract Year	Hypothetical Contract Value	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
2	$55,000	$ 5,000[1]	$ 50,000	6%	$3,000
4	$50,500	$ 5,000[2]	$ 45,500	5%	$2,275
6	$60,000	$10,000 [3]	$ 50,000	3%	$1,500
7	$35,000	$ 5,000[4]	$45,000 [4]	2%	$ 900
8	$70,000	$20,000 [5]	$ 50,000	0%	$ 0
[1]	In the second Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).
[2]	In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).
[3]	In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free Withdrawal Amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (Contract Value less free Withdrawal Amount).
[4]	In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 – $50,000), so the free Withdrawal Amount is equal to 10% of payments ($50,000 ×10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to John Hancock USA Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for any John Hancock New York Contract, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 – $5,000).
[5]	There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 7 years.
Example 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, the Payment Enhancement is not elected, and there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000. The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.
Hypothetical Contract Value	Withdrawal Requested	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
$65,000	$2,000	$15,000 [1]	$ 0	5%	$ 0
$49,000	$5,000	$ 3,000[2]	$2,000	5%	$100
$52,000	$7,000	$ 4,000[3]	$3,000	5%	$150
$44,000	$8,000	$ 0[4]	$8,000	5%	$400
[1]	For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000 – 0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.
[2]	The Contract has negative accumulate earnings ($49,000 – $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.
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[3]	The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 – $2,000 – $5,000 <0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.
[4]	The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 – $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.
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Appendix B: Optional Enhanced Death Benefits
This Appendix provides a general description of the optional enhanced death benefits that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.
You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Riders applicable to your Contract. Please also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.
The following is a list of the optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.
1.  Enhanced Earnings Death Benefit – Not offered in New York or Washington
2.  Accelerated Beneficiary Protection Death Benefit – Not offered in New York or Washington
Enhanced Earnings Death Benefit
(Not offered in New York or Washington)
Depending on availability, you may have elected the optional Enhanced Earnings Death Benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Enhanced Earnings Death Benefit. Election of the Enhanced Earnings Death Benefit may only be made at issue, is irrevocable, and it may only be terminated as described below.
Subject to the maximum amount described below, the Enhanced Earnings Death Benefit provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.
The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.
If the oldest Owner is 69 or younger at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Enhanced Earnings death benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals.
The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:
(i)  is equal to the Enhanced Earnings benefit prior to the withdrawal; and
(ii)  is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
If the Beneficiary under the Contract is the deceased Owner’s Spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and the Enhanced Earnings Death Benefit will continue with the surviving Spouse as the new Contract Owner. In this case, upon the death of the surviving Spouse prior to the Maturity Date, a second Enhanced Earnings benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.
For purposes of calculating the Enhanced Earnings benefit payable on the death of the surviving Spouse, the Enhanced Earnings benefit will be equal to zero on the date of the first Contract Owner’s death and the death benefit payable upon the first Contract Owner’s death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with withdrawals prior to the date of the first Contract Owner’s death, will not be considered in determining the Enhanced Earnings benefit.
Termination of the Enhanced Earnings Death Benefit
The Enhanced Earnings Death Benefit will terminate upon the earliest to occur of: (a) the date the Contract terminates; (b) the Maturity Date; or (c) the date on which the Enhanced Earnings benefit is paid. However, as noted in the paragraph above,
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if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including the Enhanced Earnings Death Benefit) as the new Owner.
Enhanced Earnings Fee
A daily charge at an annual effective rate of 0.20% of the value of each Variable Investment Option is deducted from each Subaccount for the Enhanced Earnings Death Benefit.
The election of the Enhanced Earnings Death Benefit on a Contract may not always be in your interest since an additional fee is imposed for this benefit.
Accelerated Beneficiary Protection Death Benefit
(Not offered in New York or Washington)
Depending on availability, you may have elected the Accelerated Beneficiary Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under the Accelerated Beneficiary Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December, 2003 and December, 2004.
Once the Accelerated Beneficiary Protection Death Benefit is elected, it is irrevocable. If the Accelerated Beneficiary Protection Death Benefit is elected, the death benefit paid under the Accelerated Beneficiary Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional fee of 0.50% (as a percentage of the Accelerated Beneficiary Protection Death Benefit) is imposed for the Accelerated Beneficiary Protection Death Benefit (see “Accelerated Beneficiary Protection Death Benefit Fee” below). Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.
The death benefit paid under the Accelerated Beneficiary Protection Death Benefit (“Accelerated Beneficiary Protection Death Benefit”) is determined as of the date on which written notice and proof of death and all required forms are received in good order at our Annuities Service Center. The amount of the Accelerated Beneficiary Protection Death Benefit is equal to the “Enhanced Earnings Death Benefit” factor plus the greatest of:
•	the Contract Value;
•	the Return of Purchase Payments Death Benefit Factor;
•	the Annual Step-Up Death Benefit Factor; or
•	the Graded Death Benefit Factor.
We may offer other optional Riders whose benefits and the names of such benefits are similar to the Accelerated Beneficiary Protection Death Benefit Factors referenced above. These other optional Riders are separate and distinct from the Accelerated Beneficiary Protection Death Benefit Factors referenced above, they contain separate optional Rider charges and their benefits and limitations may be different.
If there is any Debt under the Contract, the Accelerated Beneficiary Protection Death Benefit equals the amount described above less the Debt amount.
If the Beneficiary is the deceased Owner’s Spouse, and the Accelerated Beneficiary Protection Death Benefit is not taken in one sum immediately, the Contract and the Accelerated Beneficiary Protection Death Benefit Rider will continue with the surviving Spouse as the new Owner. Upon the death of the surviving Spouse prior to the Maturity Date, a second Accelerated Beneficiary Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.
For purposes of calculating the second Accelerated Beneficiary Protection Death Benefit, payable upon the death of the surviving Spouse:
•	The Accelerated Beneficiary Protection Death Benefit paid upon the first Owner’s death (“first Accelerated Beneficiary Protection Death Benefit”) is not treated as a Purchase Payment to the Contract;
•	In determining the “Enhanced Earnings Death Benefit” Factor (see “Enhanced Earnings Death Benefit Factor” below), on the date the first Accelerated Beneficiary Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Accelerated Beneficiary Protection Death Benefit. The Earnings Basis will be increased for any
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Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Accelerated Beneficiary Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Accelerated Beneficiary Protection Death Benefit was paid will not be considered in the determination of the “Enhanced Earnings Death Benefit” Factor;
•	In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Accelerated Beneficiary Protection Death Benefit was paid will be considered.
Return of Purchase Payments Death Benefit Factor
For purposes of the Accelerated Beneficiary Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals (see “Withdrawal Reductions” below).
“Enhanced Earnings Death Benefit” Factor
For purposes of the Accelerated Beneficiary Protection Death Benefit, the “Enhanced Earnings Death Benefit” factor is equal to 50% multiplied by Earnings, as defined under the “Enhanced Earnings Death Benefit” Factor calculation of the Accelerated Beneficiary Protection Death Benefit Rider. For purposes of the “Enhanced Earnings Death Benefit” Factor calculation, Earnings are equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals (see example and “Withdrawal Reductions” below).
The Maximum “Enhanced Earnings Death Benefit” Factor is equal to 100% of the Earnings Basis.
Example. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Accelerated Beneficiary Protection Death Benefit. Based on these assumptions:
•	The “Earnings Basis” is equal to 150% of $100,000, or $150,000.
•	“Earnings” are equal to $175,000 minus $150,000, or $25,000.
•	The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000, or $12,500.
Note that for purposes of the Accelerated Beneficiary Protection Death Benefit, “Earnings” will always be less than the excess of Contract Value over Purchase Payments. In this example, “Earnings” are less than $75,000 (or $175,000 minus $100,000).
Annual Step-Up Death Benefit Factor
For purposes of the Accelerated Beneficiary Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Accelerated Beneficiary Protection Death Benefit Rider but prior to the oldest Owner’s turning age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary (see “Withdrawal Reductions” below).
Graded Death Benefit Factor
For purposes of the Accelerated Beneficiary Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:
1.  is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:
Number of Complete Years Payment has been in Contract	Payment Multiplier[1]
0	100%
1	110%
2	120%
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Number of Complete Years Payment has been in Contract	Payment Multiplier[1]
3	130%
4	140%
5	150%
[1]	If a Purchase Payment is received on or after the oldest Owner’s 71st birthday, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.
2.  is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.
The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.
Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.
The guaranteed death benefits provided by the Accelerated Beneficiary Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.
Investment Options
At the current time, there are no additional Investment Option restrictions imposed when the Accelerated Beneficiary Protection Death Benefit Rider is chosen.
We reserve the right to restrict Investment Options at any time. We will notify the Owner in writing at least 30 days prior to restricting an Investment Option. If we restrict an Investment Option you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.
Termination of the Accelerated Beneficiary Protection Death Benefit Rider
The Owner may not terminate the Accelerated Beneficiary Protection Death Benefit Rider. However, the Accelerated Beneficiary Protection Death Benefit will terminate automatically upon the earliest of:
•	the date the Contract terminates;
•	the Maturity Date; or
•	the later of the date on which the Accelerated Beneficiary Protection Death Benefit is paid, or the date on which the second Accelerated Beneficiary Protection Death Benefit is paid, if the Contract and the Accelerated Beneficiary Protection Death Benefit Rider are continued by the surviving Spouse after the death of the original Owner.
Accelerated Beneficiary Protection Death Benefit Fee
Prior to termination of the Accelerated Beneficiary Protection Death Benefit Rider, on each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is calculated by multiplying 0.50% by the Accelerated Beneficiary Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.
If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Accelerated Beneficiary Protection Death Benefit fee from the amount paid upon withdrawal. The Accelerated Beneficiary
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Protection Death Benefit fee will be determined based on the Accelerated Beneficiary Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Accelerated Beneficiary Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.
Qualified Plans
If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax professional. Federal tax law may limit the period over which the death benefit can be paid when the Beneficiary is not your surviving spouse.
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Appendix C: Optional Guaranteed Minimum Withdrawal Benefits
This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:
Income Plus For Life® Series Riders:
•	Income Plus For Life® 12.08 Series:
•	Income Plus For Life® 12.08
•	Income Plus For Life – Joint Life® 12.08
•	Income Plus For Life® (Quarterly Step-Up Review) Series
•	Income Plus For Life® (Quarterly Step-Up Review)
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review)
•	Income Plus For Life® (Annual Step-Up Review) Series*
•	Income Plus For Life® (Annual Step-Up Review)
•	Income Plus For Life – Joint Life® (Annual Step-Up Review)
*	The Income Plus For Life® (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life®” and “Income Plus For Life – Joint Life®.”
Principal Plus for Life Series Riders
•	Principal Plus for Life
•	Principal Plus for Life Plus Automatic Annual Step-Up
Principal Plus Rider
Principal Returns Rider
These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.
We describe a different type of optional benefit Rider, known as a “Guaranteed Minimum Income Benefit Rider,” in Appendix D.
General Information about Guaranteed Minimum Withdrawal Benefit Riders
This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.
Forms of Guaranteed Amounts
Our GMWB Riders provide two different types of benefits:
Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.
Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.
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The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.
Covered Person(s)
Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or on joint lives.
Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.
EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.
The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.
Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under state law (a “Spouse”) to be treated as a Covered Person under the Contract.
For Riders issued with Nonqualified Contracts:
•	both Spouses must be named as co-Owners of the Contract; or
•	if only one Spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other Spouse must be designated as the Beneficiary of the Contract.
For Riders issued with Qualified Contracts:
•	one Spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
•	the Owner’s Spouse must be the designated Beneficiary.
A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.
Availability of Guaranteed Minimum Withdrawal Benefit Riders
You could have elected a GMWB Rider at the time you purchased a Contract. Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.
Rider Fees
We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:
•	on the date we determine the death benefit;
•	after the Annuity Commencement Date at the time an Annuity Option begins; or
•	at full surrender of the Contract; or
•	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.
We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.
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Fee for Income Plus For Life® 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 12.08 or Income Plus For Life – Joint Life® 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life – Joint Life® (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life® (Annual Step-Up Review) or Income Plus For Life – Joint Life® (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.
Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.
Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.
If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.
Fee for Principal Returns. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.
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Restrictions on Additional Purchase Payments
If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.
Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:
•	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary; or
•	(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.
Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:
•	(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);
•	(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but
•	(all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.
For Contracts issued with Principal Plus, we reserve the right to apply the Nonqualified Contract Additional Purchase Payment Restrictions to Qualified Contracts.
Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:
•	You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).
•	Other limitations on Additional Purchase Payments may vary by state.
You should consult with a qualified tax professional regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.
Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and GMWB Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:
•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
•	no automatic withdrawal program from your Contract is in effect, and
•	your Rider is not in the Settlement Phase.
Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:
•	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or
•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or
•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or
•	(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.
For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.
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Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.
Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with GMWB Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial representative or our Annuities Service Center.
Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments.
Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.
If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
•	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or
•	in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).
Subject to our restrictions on frequent trading:
•	if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
•	if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.
You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract – Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.
Please consult with your financial representative to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.
Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:
•	Lifestyle Balanced Portfolio
•	Lifestyle Conservative Portfolio
•	Lifestyle Growth Portfolio
•	Lifestyle Moderate Portfolio
•	Managed Volatility Balanced Portfolio
•	Managed Volatility Conservative Portfolio
•	Managed Volatility Growth Portfolio
•	Managed Volatility Moderate Portfolio
•	Total Bond Market Trust
•	Ultra Short Term Bond Trust
You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option, in connection with your selected Investment Options.
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Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):
•	American Asset Allocation Trust
•	Capital Appreciation Value Trust
•	Money Market Trust
If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option, except to the Money Market Investment Option. No additional amounts may be allocated to the Money Market Investment Option. Also, you will not be able to transfer amounts from another Investment Option to any of the Restricted Options. And you will no longer be able to use the Restricted Option if at any point you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.
We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.
For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. Please read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.
Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.
If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.
None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.
Table of Restricted Model Allocations. The following Model Allocation was available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.
Restricted Model Allocation for a Guaranteed Minimum Withdrawal Benefit Rider:
Model Allocation Name	Model Allocation Percentage	Portfolio Name
Fundamental Holdings of America (not available after April 30, 2009)	15% 25% 25% 35%	American International Trust American Growth Trust American Growth-Income Trust Select Bond Trust
Additional Restricted Model Allocations for Principal Plus (formerly known as Guaranteed Principal Plus). If you purchased a Contract with a Principal Plus Rider on or after December 8, 2003 (for John Hancock USA Contracts) or on or
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after May 10, 2004 (for John Hancock New York Contracts), but prior to August 16, 2004, you may continue to invest in one of the Restricted Model Allocations shown below if you were invested in that Model Allocation on August 16, 2004. These Restricted Model Allocations are not available for Contracts issued with Principal Plus on or after August 16, 2004. If you were invested in a Restricted Model Allocation on August 16, 2004, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in any available Fixed Investment Option under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any Variable Investment Option other than as permitted in that Model Allocation.
Restricted Model Allocations. The following eight Model Allocations were available with Principal Plus for Contracts issued prior to August 16, 2004 as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocation.
Restricted Model Allocations for Principal Plus:
Model Allocation Name	Model Allocation Percentage	Portfolio Name
Conservative Income Strategy (formerly, “Scudder Conservative Income Strategy”):	64.00% 10.00% 7.00% 6.00% 3.00% 2.00% 2.00% 2.00% 2.00% 1.00% 1.00%	Investment Quality Bond Trust
Active Bond Trust
Fundamental All Cap Core Trust
500 Index Trust
Disciplined Value International Trust
Total Stock Market Index Trust
Real Estate Securities Trust
Small Cap Index Trust
Fundamental Large Cap Value Trust
Global Equity Trust
International Equity Index Trust
Growth Strategy (formerly, “Scudder Growth Strategy”):	23.00% 18.00% 14.00% 14.00% 11.00% 5.00% 5.00% 4.00% 2.00% 2.00% 2.00%	500 Index Trust
Fundamental All Cap Core Trust
Disciplined Value International Trust
Fundamental Large Cap Value Trust
Investment Quality Bond Trust
Total Stock Market Index Trust
Small Cap Index Trust
Real Estate Securities Trust
Global Equity Trust
International Equity Index Trust
Active Bond Trust
Growth & Income Strategy (formerly, “Scudder Growth & Income Strategy”):	32.00% 17.00% 15.00% 9.00% 7.00% 5.00% 4.00% 3.00% 2.00% 2.00% 4.00%	Investment Quality Bond Trust
500 Index Trust
Fundamental All Cap Core Trust
Disciplined Value International Trust
Fundamental Large Cap Value Trust
Active Bond Trust
Total Stock Market Index Trust
Real Estate Securities Trust
Global Equity Trust
International Equity Index Trust
Small Cap Index Trust
Income & Growth Strategy (formerly, “Scudder Income & Growth Strategy”):	46.00% 13.00% 11.00% 7.00% 6.00% 5.00% 3.00% 3.00% 2.00% 2.00% 2.00%	Investment Quality Bond Trust
Fundamental All Cap Core Trust
500 Index Trust
Active Bond Trust
Disciplined Value International Trust
Fundamental Large Cap Value Trust
Total Stock Market Index Trust
Small Cap Index Trust
Global Equity Trust
International Equity Index Trust
Real Estate Securities Trust
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Model Allocation Name	Model Allocation Percentage	Portfolio Name
Growth Focus:	45.00% 40.00% 15.00%	500 Index Trust Investment Quality Bond Trust Fundamental All Cap Core Trust
Sector Focus:	40.00% 30.00% 15.00%	Investment Quality Bond Trust Total Stock Market Index Trust Real Estate Securities Trust Fundamental All Cap Core Trust
US All-Capitalization:	40.00% 15.00% 15.00% 15.00% 15.00%	Investment Quality Bond Trust 500 Index Trust Small Cap Index Trust Fundamental All Cap Core Trust Mid Cap Index Trust
Value Focus:	40.00% 30.00% 30.00%	Investment Quality Bond Trust Fundamental All Cap Core Trust Fundamental Large Cap Value Trust
If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.
A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.
Increases in Guaranteed Amounts
We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments that we accept (see “Restrictions on Additional Purchase Payments,” above), Credits and Step-Ups.
Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders. Our restrictions on Additional Purchase Payments, however, may prevent you from increasing the amounts we guarantee under a GMWB Rider.
Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.
Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.
We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.
Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders
Overview. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.
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Our Income Plus For Life® Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.
Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.
If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.
Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.
Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a GMWB Rider, you can pre- authorize periodic withdrawals to receive amounts guaranteed under the Rider.
The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount.
Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:
•	you select option A, B or C above; and
•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.
Income Made Easy withdrawals, like other withdrawals:
•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59½, a 10% penalty tax under the Code;
•	reduce the death benefit and other optional benefits;
•	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
•	may reduce your ability to obtain Step-Ups.
If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no
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charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in V. Description of the Contract”) if you enroll in the Income Made Easy Program.
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with a GMWB Rider, you may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:
•	Pre-59½ Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or
•	Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3) or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters - Required Minimum Distributions.”
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution Program may reduce future guaranteed minimum withdrawal values.
If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect that withdrawals made after the Lifetime Income Date have on the Rider’s guarantees.
The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.
If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).
Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.
We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59½ Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. Please discuss these matters with a qualified tax professional.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.
During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
Additional Annuity Options
In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for
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Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”
Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).
When you take withdrawals:
•	you have the flexibility to start and stop withdrawals;
•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
•	you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and
•	you reduce the Contract Value available for annuitization.
When you annuitize:
•	you receive annuity payments that are fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
•	you no longer have access to the Contract Value; and
•	your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.
Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59½. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) Plans is NOT available if you elected any of our GMWB Riders.
Features of Income Plus For Life® 12.08 Series Riders
Covered Person(s)
The Income Plus For Life® 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime durations of two Covered Persons (Income Plus For Life –Joint Life® 12.08).
IPFL 12.08 Series Rider Benefits
Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
•	(for Income Plus For Life – Joint Life® 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.
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The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5% for Income Plus For Life® 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life® 12.08); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE (Income Plus For Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).
The maximum Lifetime Income Amount for an Income Plus For Life® 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® 12.08 Rider because we provide our guarantee over the lifetimes of two Covered Persons under that Rider.
We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.
We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.
Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:
•	(for Income Plus For Life® 12.08) you were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58½ (age 61 in NY).
•	(for Income Plus For Life – Joint Life® 12.08) both you and your Spouse were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58½ (age 61 in NY). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we determined the initial Benefit Base based on your Contract Value after the first Contract Year.
We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
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We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
•	Income Plus For Life® 12.08 – 5%; and
•	Income Plus For Life – Joint Life® 12.08 – 4.75% (4.50% in New York).
Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.
EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life® 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59½. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 12.08 Series Rider (see “Restrictions on Additional Purchase Payments,” above).
Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $5 million.
On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date or
•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base;
•	the date of a reduction in the Benefit Base; or
•	the effective date of a Step-Up.
EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).
Credits. The Income Plus For Life® 12.08 Series Riders provide the following Credit features:
•	Annual Credit Rate
•	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
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•	For Contracts issued in New York with Income Plus For Life® 12.08, the Credit will be equal to:
•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Annual Credit Rate on the following Contract Anniversary will be 7%.
•	For Contracts issued in New York with Income Plus For Life – Joint Life® 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the date that the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	Credit Period (for Annual Credits) for Income Plus For Life® 12.08 and Income Plus For Life – Joint Life® 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.
Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 12.08 Rider
Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.
Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:
•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also
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assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).
Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).
Ten Year Credit (not available with NY Income Plus For Life® 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life® 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)
If you take a withdrawal prior to the Target Date, we reduce the Target Amount on a pro rata basis, and we do not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life® 12.08 Rider based on the value of its other features.
At the end of the Ten Year Credit Period, we calculate and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:
•	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the Target Amount.
The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.
“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® 12.08 Rider until the applicable Target Date. We increase the Target Amount to reflect Additional Purchase Payments during that period.
We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.
The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.
We do not apply any Annual Credit or Ten Year Credit to the extent it increases the Benefit Base to an amount in excess of $5 million.
Step-Ups. The Income Plus For Life® 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter,
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up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life® 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.
Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).
Step-Ups may occur only while the Income Plus For Life® 12.08 Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
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Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
For the Income Plus For Life® 12.08 Series Riders, an Excess Withdrawal is:
•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.
After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58½, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.
In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.
Note: withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).
Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.
Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
EXAMPLE (Income Plus For Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).
EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000,
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the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).
EXAMPLE (Income Plus For Life – Joint Life® 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).
We do not reduce the Benefit Base and/or the Lifetime Income Amount:
•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or
•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.
The Income Plus For Life® 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year; and
•	there were no Excess Withdrawals during that Contract Year; and
•	the Benefit Base is still greater than zero at the time.
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There is no Settlement Phase under an Income Plus For Life® 12.08 Series Rider if:
•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
•	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.
The settlement amount we pay to you under the Rider varies:
•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
Impact of Death Benefits
Income Plus For Life® 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® 12.08:
1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® 12.08 fee at that time.
2.	The Covered Person	-	ends without any further benefit.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Income Plus For Life – Joint Life® 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non- Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
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If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Termination of Rider
You may not terminate an Income Plus For Life® 12.08 Series Rider once it is in effect. However, an Income Plus For Life® 12.08 Series Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	(for Income Plus For Life® 12.08) the death or removal of the Covered Person;
•	(for Income Plus For Life – Joint Life® 12.08) the death or removal of the last Covered Person remaining under the Rider;
•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
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•	termination of the Contract.
Features of Income Plus For Life® (Quarterly Step-Up Review) Series Riders
Income Plus For Life® (Quarterly Step-Up Review) Series Definitions
The following definitions apply only to the Income Plus For Life® (Quarterly Step-Up Review) Series Riders.
Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:
•	the Covered Person turns age 59 under an Income Plus For Life® (Quarterly Step-Up Review) Rider; or
•	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider.
Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.
Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.
Form of Guaranteed Amounts
The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life® (Quarterly Step-Up Review)).
IPFL (Quarterly Step-Up Review) Benefits
Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® (Quarterly Step-Up Review)): the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract: or
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.
The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5% for Income Plus For Life® (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life (Quarterly Step-Up Review)); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
The maximum Lifetime Income Amount for an Income Plus For Life® (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.
EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
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EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).
We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:
•	(for Income Plus For Life® (Quarterly Step-Up Review)) you were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58½ (age 61 in New York).
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) both you and your Spouse were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58½ (age 61 in New York). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.
We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
•	Income Plus For Life® (Quarterly Step-Up Review) – 5%
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) – 4.75% (4.50% in New York).
Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Quarterly Step-Up Review) Rider.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider.
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Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.
On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date or
•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base,
•	the date of a reduction in the Benefit Base, or
•	the effective date of a Step-Up.
EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).
Credits. The Income Plus For Life® (Quarterly Step-Up Review) Rider provides the following Credit features:
•	Annual Credit Rate –
•	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	For Contracts issued in New York with Income Plus For Life® (Quarterly Step-Up Review), the Credit will be equal to:
•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.
•	For Contracts issued in New York with Income Plus For Life – Joint Life® (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit),
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increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	Credit Period (for Annual Credits) for Income Plus For Life® (Quarterly Step-Up Review) and Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit. Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider
Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.
Each time you qualify, we increase the Benefit Base by an Annual Credit equal to:
•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We do not decrease the Annual Credit as a result of a Step-Up and do not increase the Annual Credit as a result of a reduction in the Benefit Base.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduce the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you take a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.
We do not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.
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Ten Year Credit. (not available with NY Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the “Target Amount”(see below).
The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.
The Target Amount is the greater of:
•	200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
•	the highest Target Value.
In no event, however, will we set a Target Amount in excess of $5 million.
Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.
We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.
We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.
EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:
•	(200% × $100,000) + (100% × $25,000) = $225,000; or
•	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.
Step-Ups. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.
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On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:
•	the Contract Value on that date; and
•	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.
If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:
•	the Contract Value on the Contract Anniversary; or
•	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% ×$125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).
In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.
Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life® (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”
If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.
EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.
Under these assumptions for a single-life Income Plus For Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value equals $105,000 at the end of Contract Year 2.
Under these assumptions for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, we also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value equals $105,000 at the end of Contract Year 2.
Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee is based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life® (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the
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effective date of a Step- Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.
Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
Step-Ups may occur only while the Income Plus For Life® (Quarterly Step-Up Review) Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
For the Income Plus For Life® (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:
•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.
After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.
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If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58½ at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.
In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.
Note: withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).
Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.
Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).
EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).
New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).
The Income Plus For Life® (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.
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Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year; and
•	there were no Excess Withdrawals during that Contract Year; and
•	the Benefit Base is still greater than zero at the time.
There is no Settlement Phase under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.
The settlement amount we pay to you under the Rider varies:
•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
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Impact of Death Benefits
Income Plus For Life® (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (Quarterly Step-Up Review):
1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Quarterly Step-Up Review) fee at that time.
2.	The Covered Person	-	ends without any further benefit.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life® (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Income Plus For Life – Joint Life® (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any
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adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Termination of Rider
You may not terminate an Income Plus For Life® (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life® (Quarterly Step-Up Review) Series Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	(for Income Plus For Life® (Quarterly Step-Up Review)) the death or removal of the Covered Person;
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;
•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.
Features of Income Plus For Life® (Annual Step-Up Review) Series Riders
Income Plus For Life® (Annual Step-Up Review) has previously been referred to as “Income Plus For Life®.”
Form of Guaranteed Amounts
Income Plus For Life® (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® (Annual Step-Up Review)).
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IPFL (Annual Step-Up Review) Benefits
Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® (Annual Step-Up Review)) the Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.
•	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5% for Income Plus For Life® (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Annual Step-Up Review); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).
We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.
Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:
•	(for Income Plus For Life® (Annual Step-Up Review)) you were age 59½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59½ (age 61 in New York).
•	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) both you and your Spouse were age 59½ or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59½. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.
We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
•	Income Plus For Life® (Annual Step-Up Review) – 5%
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•	Income Plus For Life – Joint Life® (Annual Step-Up Review) – 4.75%
Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step- Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Annual Step-Up Review) Series Rider.
Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.
On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date or
•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base,
•	the date of a reduction in the Benefit Base, or
•	the effective date of a Step-Up.
Credits. The Income Plus For Life® (Annual Step-Up Review) Rider provides the following Credit features:
•	Annual Credit Rate:
•	7% for Riders purchased on or after January 17, 2008 and outside of New York;
•	6% for Riders purchased before January 17, 2008 or in New York.
•	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit. Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider
Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.
EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
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•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).
EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,035 (4.75% × $106,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,320 (4.75% × $112,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base increases to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount increases to $5,287 (4.75% × $111,300).
Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:
•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the Target Amount (see below).
The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.
The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.
We reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.
The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.
Step-Ups. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.
On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date,
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we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.
Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).
In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.
Step-Ups may occur only while the Income Plus For Life® (Annual Step-Up Review) Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.
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EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we reduce the Contract Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
For the Income Plus For Life® (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:
•	any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.
EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we first reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).
EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).
We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base minus the Withdrawal Amount.

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If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life® (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)
Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.
Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:
•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
•	the Contract Value immediately after the Excess Withdrawal.
After we reset the Benefit Base, we reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
The Income Plus For Life® (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.
Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased Income Plus For Life (Annual Step-Up Review), we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:
•	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or
•	you purchased the Income Plus For Life® (Annual Step-Up Review) Rider before the Covered Person turned age 59½, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.
If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:
•	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
•	the Excess Withdrawal amount; divided by
•	the Contract Value before the withdrawal.
We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking
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withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year,
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.
You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.
The settlement payment we pay to you under the Rider varies:
•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount.
•	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
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Impact of Death Benefits
Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (ANNUAL STEP-UP REVIEW):
1.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.
2.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	may continue in the same manner as 1.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.
3.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	ends without any further benefit.
4.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	ends without any further benefit.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Income Plus For Life – Joint Life® (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
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Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Termination of Rider
You may not terminate the Income Plus For Life® (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life® (Annual Step-Up Review) Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	the death or removal of the Covered Person; or
•	termination of the Contract.
Features of Principal Plus and Principal Plus for Life Series Riders
Forms of Guaranteed Amounts
Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.
In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. Principal Plus does not provide a lifetime income guarantee.
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Principal Plus and PPFL Benefits
Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract an Owner, Beneficiary or Annuitant under the Contract.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5%); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58½ or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58½.
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59½ or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59½.
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”
The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.
The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.
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Benefit Rate
The Benefit Rate is:
•	Principal Plus – 5.00%
•	Principal Plus for Life – 5.00%
•	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%
Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.
Increases in Guaranteed Amounts
Additional Purchase Payments – Principal Plus Rider. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a Principal Plus Rider.
We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:
•	5% of the Benefit Base immediately after the Additional Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.
Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.
In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:
•	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
•	5% of the Benefit Base immediately after the Additional Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
•	in the case of the Lifetime Income Amount, to equal the lesser of:
•	5% of the Benefit Base immediately after the Additional Purchase Payment; or
•	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.
We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.
Credits. The Riders provide the following Credit features:
•	Credit Rate – 5%.
•	initial Credit Period
•	(for Principal Plus) – the first 5 Contract Years.
•	(for Principal Plus for Life Series Riders issued prior to May 1, 2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person turns age 80.
•	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.
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•	extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.
Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.
Each time you qualify for a Credit, we increase the Benefit Base:
•	by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise
•	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.
Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.
EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).
•	At the end of the second Contract Year, we apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base increases to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount increases to $5,513 (5 × $110,250).
Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:
•	(for Principal Plus and Principal Plus for Life) 0.75%, and
•	(for Principal Plus for Life Plus Automatic Annual Step-Up) 1.20%.
If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
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Step-Up Dates. We schedule Step-Up Dates:
•	(for Principal Plus) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.
•	(for Principal Plus for Life Series Riders issued before May 1, 2007 and in a limited number of states thereafter) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10rd, 11th, 12th etc.), up to and including the 30th Contract Anniversary.
•	(for Principal Plus for Life Series Riders issued on and after May 1, 2007 (may vary by state)) - the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.
•	(for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.
•	(for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.
Under Principal Plus for Life Plus Automatic Annual Step-Up, prior to May 1, 2007, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date. On and after May 1, 2007, we continue Step-Up’s until age 95.
EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).
Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may have issued a special endorsement to a Principal Plus Rider after we issued the Contract. Under this special endorsement to the Principal Plus Rider, we automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.
If you decline a scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.
Step-Ups under Principal Plus for Life Series Riders. We automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.
Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal
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Plus for Life Plus Automatic Annual Step-Up fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.
We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.
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Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:
•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.
Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
•	the Guaranteed Withdrawal Amount prior to the withdrawal; or
•	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.
We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be entirely or partially an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.
Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount equals the lesser of:
•	the Lifetime Income Amount prior to the withdrawal; or
•	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.
Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.
If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Rider to provide automatic payment of an income for the lifetime of the Covered
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Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:
•	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or
•	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.
For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy is determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.
In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax professional for more information on distribution requirements under the Code.
Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value.
We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.
Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.
The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.
Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”
This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in the “Accumulation Period Provisions – Payment of Death Benefit” provision of this Prospectus.
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Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:
•	You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
•	You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
•	We make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.
•	After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.
Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.
Continuation of Principal Plus. If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Beneficiary is:		Then PRINCIPAL PLUS:
1.	The deceased Owner’s Spouse	-	Continues if the Benefit Base is greater than zero.
		-	Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.
		-	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions are treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
		-	Continues to impose the Principal Plus fee.
		-	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.
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If the Beneficiary is:		Then PRINCIPAL PLUS:
2.	Not the deceased Owner’s Spouse	-	Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
1.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.
		-	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.
		-	Continues to impose the Principal Plus for Life fee.
		-	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.
2.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.
3.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.
4.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.
		-	In this case, does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.
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If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. An individual Beneficiary who is the deceased Owner’s surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Termination of Rider
You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
•	under Principal Plus, the date the Benefit Base depletes to zero; or
•	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
•	under Principal Plus, the Maturity Date under the Contract; or
•	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.
Features of Principal Returns Rider
Form of Guarantee
The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).
In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.
The Rider does not provide a lifetime income guarantee.
Benefit Base
The Rider refers to the Benefit Base as the “Guaranteed Withdrawal Balance.” The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.
The maximum Benefit Base at any time is $5 million. We increase the Benefit Base to reflect Additional Purchase Payments and Step- Ups. We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
Benefit Rate
The Benefit Rate is 8%.
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Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.
Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you are no longer eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under the Principal Returns Rider.
We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:
•	8% of the Benefit Base immediately after the Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.
We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider’s Accumulation Benefit (see following section).
Accumulation Benefit (not available for Riders issued in the state of Washington). As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value equals the greater of:
•	the amount of your initial Purchase Payments, up to $5 million; or
•	your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.
Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period reflects these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.
If you qualify, we determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.
You are not eligible for an Accumulation Benefit if you take a withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.
Step-Ups. The Principal Returns Rider provides Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts.
We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. You are no longer eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we automatically increase the Benefit Base to equal the Contract Value (up
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to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount equals the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.
Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.
Withdrawals, Distributions and Settlements
Overview. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount could be significantly reduced.
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Guaranteed Withdrawal Amount values.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider. Your future Guaranteed Withdrawal Amount could be significantly reduced if your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.
We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.
Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:
•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.
Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount equals the lesser of:
•	the Guaranteed Withdrawal Amount prior to the withdrawal; or
•	8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.
We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.
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If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Returns Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our automatic Life Expectancy Distribution Program reduces your Contract Value and Benefit Base. We do not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.
If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you no longer qualify for the Rider’s Accumulation Benefit at your 10th Contract Anniversary.
Settlement Phase. The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year, and
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.
Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Life Expectancy Distribution Program”). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in “Accumulation Period Provisions – Death Benefit During Accumulation Period” section of the Prospectus.
This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in “Impact of Death Benefits” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract, described in the “Accumulation Period Provisions – Death Benefit During Accumulation Period” provision of the Prospectus.
Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.
Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:
•	Continues if the Benefit Base is greater than zero.
•	Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
•	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life
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Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
•	Continues to impose the Rider fee.
•	Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
•	Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have turned age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner’s Spouse, the surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Termination of Rider
You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
•	the date the Benefit Base and the Contract Value both deplete to zero; or
•	the date an Annuity Option under the Contract begins; or
•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.
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Appendix D: Optional Guaranteed Minimum Income Benefits
This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.
You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any guaranteed minimum income benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.
The following is a list of the various optional guaranteed minimum income benefits that may have been available to you at issue. Not all Riders were available at the same time or in all states.
John Hancock USA
Guaranteed Retirement Income Benefit* II
Guaranteed Retirement Income Benefit* III
John Hancock New York
Guaranteed Retirement Income Benefit* II
*	May also, in marketing and other materials, be referred to as “Guaranteed Retirement Income Programs.”
The optional Guaranteed Retirement Income Benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.
John Hancock USA
Availability of Guaranteed Retirement Income Benefits
John Hancock USA offered two versions of the Guaranteed Retirement Income Benefit. Guaranteed Retirement Income Benefit II was available for Contracts issued between July 2001 and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Benefit III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III below.
Conditions of Exercise. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:
•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.
Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III
The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.
The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Benefit monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.
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Growth Factor Income Base:
The Growth Factor Income Base is equal to (a) less (b), where:
(a)  is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
(b)  is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.
Guaranteed Retirement Income Benefit II Growth Factor: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.
Guaranteed Retirement Income Benefit III Growth Factor: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.
Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of the Guaranteed Retirement Income Benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.
Guaranteed Retirement Income Benefit II Income Base Reductions: Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Guaranteed Retirement Income Benefit III Income Base Reductions: If total withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the withdrawal. If total withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.
Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “V. Description of the Contract – Pay-out Period Provisions – Annuity Options”).
Life Annuity with a 10-Year Period Certain – Available for both Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III.
Joint and Survivor Life Annuity with a 20-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Benefit II issued prior to January 27, 2003 (availability may vary by state).
Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Benefit III and for Contracts issued with Guaranteed Retirement Income Benefit II on or after January 27, 2003 (availability may vary by state).
The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise the Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)
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If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.
Guaranteed Retirement Income Benefit Fee
The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Benefit Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.
Guaranteed Retirement Income Benefit Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%
Guaranteed Retirement Income Benefit III	0.50%
If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.
Termination of Guaranteed Retirement Income Benefit
A Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:
•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
•	the termination of the Contract for any reason; or
•	the exercise of the Guaranteed Retirement Income Benefit.
Qualified Plans
The use of a Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Benefit. Changes in federal tax laws may also limit a Beneficiary’s ability to receive benefits under the Guaranteed Retirement Income Program.
Hence, you should consider that because (a) a Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of a Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.
In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.
In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.
D-3

Guaranteed Retirement Income Benefits do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Benefits should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Benefit.
John Hancock New York
Availability of Guaranteed Retirement Income Benefit
John Hancock New York offered Guaranteed Retirement Income Benefit II for Contracts issued between December 2, 2002 and June 11, 2004.
Conditions of Exercise. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:
•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.
Income Base
The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Benefit II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.
The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Benefit monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.
Growth Factor Income Base (Guaranteed Retirement Income Benefit II only): The Growth Factor Income Base is equal to (a) less (b), where:
(a)  is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
(b)  is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.
Growth Factor: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.
Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of the Guaranteed Retirement Income Benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.
Income Base Reductions: Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “V. Description of the Contract – Pay-out Period Provisions – Annuity Options”):
•	Life Annuity with a 10-Year Period Certain;
D-4

•	Joint and Survivor Life Annuity with a 20-Year Period Certain.
The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise the Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)
If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.
Guaranteed Retirement Income Benefit Fee
The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Benefit Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.
Guaranteed Retirement Income Benefit Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%
If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.
Termination of Guaranteed Retirement Income Benefit
The Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:
•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
•	the termination of the Contract for any reason; or
•	the exercise of the Guaranteed Retirement Income Benefit.
Qualified Plans
The use of the Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Benefit. Changes in federal tax laws may also limit a Beneficiary’s ability to receive benefits under the Guaranteed Retirement Income Program.
You should consider that because (a) the Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.
In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.
In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the
D-5

joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.
Guaranteed Retirement Income Benefits do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Benefits should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Benefit.
D-6

Appendix U: Tables of Accumulation Unit Values
The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.
We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).
The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:
•	Wealthmark Contracts with no optional benefit Riders;
•	Wealthmark Contracts with the Enhanced Earnings optional benefit Rider; and
•	Wealthmark Contracts with the Payment Enhancement optional benefit Rider.
Please note that fees for the Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Accelerated Beneficiary Protection Death Benefit and the GMWB Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.
U-1

Wealthmark ALL

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Wealthmark Variable Annuity

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

500 Index Trust (formerly 500 Index Trust B) - NAV Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	28.618	22.127	23.534	19.635	17.835	17.881	15.986	12.279	10.754	10.705
Value at End of Year	33.338	28.618	22.127	23.534	19.635	17.835	17.881	15.986	12.279	10.754
Wealthmark No. of Units	420,871	451,597	546,761	677,210	771,482	933,615	1,129,264	1,469,596	1,884,181	2,242,696
NY Wealthmark No. of Units	57,984	61,370	70,002	85,386	99,432	104,422	136,304	177,445	232,630	258,634

Wealthmark Contracts with EER
Value at Start of Year	27.902	21.617	23.038	19.259	17.529	17.609	15.774	12.140	10.654	10.627
Value at End of Year	32.438	27.902	21.617	23.038	19.259	17.529	17.609	15.774	12.140	10.654
No. of Units	48,726	50,326	59,802	68,839	100,234	113,111	118,631	164,210	195,885	211,814

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	27.377	21.242	22.672	18.982	17.302	17.407	15.617	12.038	10.580	10.569
Value at End of Year	31.780	27.377	21.242	22.672	18.982	17.302	17.407	15.617	12.038	10.580
No. of Units	4,145	4,154	4,170	16,065	16,078	15,494	14,810	17,021	16,738	24,007

Active Bond Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	20.517	19.084	19.511	18.910	18.397	18.682	17.774	18.017	16.690	16.012
Value at End of Year	21.964	20.517	19.084	19.511	18.910	18.397	18.682	17.774	18.017	16.690
Wealthmark No. of Units	166,620	182,747	201,288	242,335	280,107	315,495	375,896	455,572	553,865	646,738
NY Wealthmark No. of Units	24,093	25,603	30,181	31,992	34,950	38,857	43,011	53,199	65,908	71,144

Wealthmark Contracts with EER
Value at Start of Year	19.924	18.569	19.022	18.473	18.009	18.324	17.468	17.742	16.469	15.832
Value at End of Year	21.286	19.924	18.569	19.022	18.473	18.009	18.324	17.468	17.742	16.469
No. of Units	28,367	28,543	29,474	35,438	47,442	48,444	55,447	65,998	74,575	75,777

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	19.490	18.192	18.664	18.153	17.722	18.060	17.242	17.539	16.305	15.697
Value at End of Year	20.791	19.490	18.192	18.664	18.153	17.722	18.060	17.242	17.539	16.305
No. of Units	6,222	6,220	7,362	11,844	11,911	11,589	11,405	12,495	12,128	13,854

All Cap Core Trust (merged into Total Stock Market Index Trust eff 04-28-2017) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	28.391	26.084	25.842	23.942	18.113	15.784	15.984
Value at End of Year	—	—	—	—	28.391	26.084	25.842	23.942	18.113	15.784
Wealthmark No. of Units	—	—	—	—	44,139	44,801	53,166	77,283	122,059	132,070
NY Wealthmark No. of Units	—	—	—	—	10,365	10,540	10,725	14,937	17,427	18,098

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	27.572	25.382	25.196	23.391	17.731	15.483	15.710
Value at End of Year	—	—	—	—	27.572	25.382	25.196	23.391	17.731	15.483
No. of Units	—	—	—	—	18,652	17,977	2,994	22,630	23,889	24,662

American Asset Allocation Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	29.324	24.644	26.325	23.075	21.485	21.591	20.874	17.192	15.097	15.180
Value at End of Year	32.362	29.324	24.644	26.325	23.075	21.485	21.591	20.874	17.192	15.097
Wealthmark No. of Units	69,890	84,830	94,093	96,144	102,879	102,850	98,537	91,483	119,244	155,379
NY Wealthmark No. of Units	13,025	12,417	12,759	17,842	16,230	16,881	18,031	17,273	17,738	18,174

Wealthmark Contracts with EER
Value at Start of Year	30.578	25.749	27.561	24.207	22.584	22.741	22.030	18.180	15.997	16.116
Value at End of Year	33.678	30.578	25.749	27.561	24.207	22.584	22.741	22.030	18.180	15.997
No. of Units	4,001	6,747	10,833	11,199	13,031	13,877	17,566	23,684	15,430	20,586

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	30.002	25.302	27.124	23.858	22.292	22.480	21.810	18.026	15.885	16.028
Value at End of Year	32.994	30.002	25.302	27.124	23.858	22.292	22.480	21.810	18.026	15.885
No. of Units	198	198	318	326	334	343	352	593	607	622

U-2

Wealthmark ALL

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

American Global Growth Trust - Series II Shares (units first credited 11-12-2007)

Contracts with no Optional Benefits
Value at Start of Year	26.513	19.967	22.366	17.323	17.550	16.712	16.645	13.143	10.926	12.229
Value at End of Year	33.935	26.513	19.967	22.366	17.323	17.550	16.712	16.645	13.143	10.926
Wealthmark No. of Units	30,301	43,520	43,269	57,724	61,990	73,343	79,692	103,165	91,880	98,873
NY Wealthmark No. of Units	3,468	3,628	4,004	3,780	2,893	2,965	3,103	7,490	5,576	4,994

Wealthmark Contracts with EER
Value at Start of Year	25.849	19.506	21.893	16.991	17.248	16.457	16.424	12.995	10.824	12.140
Value at End of Year	33.020	25.849	19.506	21.893	16.991	17.248	16.457	16.424	12.995	10.824
No. of Units	632	1,880	2,416	3,864	2,815	2,837	17,679	21,881	43,964	41,610

American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013) - Series II Shares (units first credited 11-12-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	10.737	9.268	11.694
Value at End of Year	—	—	—	—	—	—	—	—	10.737	9.268
Wealthmark No. of Units	—	—	—	—	—	—	—	—	54,847	55,155
NY Wealthmark No. of Units	—	—	—	—	—	—	—	—	3,814	5,677

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	10.616	9.182	11.608
Value at End of Year	—	—	—	—	—	—	—	—	10.616	9.182
No. of Units	—	—	—	—	—	—	—	—	3,065	3,634

American Growth Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	52.739	41.079	41.959	33.310	30.981	29.542	27.749	21.734	18.801	20.025
Value at End of Year	78.765	52.739	41.079	41.959	33.310	30.981	29.542	27.749	21.734	18.801
Wealthmark No. of Units	53,303	60,486	68,309	85,678	100,682	112,797	130,813	158,568	247,023	271,190
NY Wealthmark No. of Units	846	2,123	2,136	—	—	1,171	1,178	1,773	2,309	2,435

Wealthmark Contracts with EER
Value at Start of Year	51.010	39.811	40.747	32.412	30.206	28.861	27.164	21.318	18.479	19.721
Value at End of Year	76.030	51.010	39.811	40.747	32.412	30.206	28.861	27.164	21.318	18.479
No. of Units	2,258	3,610	3,805	3,499	3,672	3,732	4,128	7,681	11,832	11,846

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	49.751	38.887	39.860	31.754	29.638	28.360	26.733	21.011	18.240	19.496
Value at End of Year	74.041	49.751	38.887	39.860	31.754	29.638	28.360	26.733	21.011	18.240
No. of Units	193	193	1,124	1,133	1,140	1,149	1,158	1,392	1,406	4,976

American Growth-Income Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	42.798	34.543	35.845	29.821	27.230	27.350	25.188	19.228	16.675	17.299
Value at End of Year	47.698	42.798	34.543	35.845	29.821	27.230	27.350	25.188	19.228	16.675
Wealthmark No. of Units	40,708	47,553	52,417	67,167	73,233	73,712	83,676	103,542	127,062	136,480
NY Wealthmark No. of Units	344	778	553	1,160	1,350	1,653	761	357	1,314	1,152

Wealthmark Contracts with EER
Value at Start of Year	41.395	33.478	34.810	29.018	26.549	26.720	24.656	18.860	16.389	17.036
Value at End of Year	46.042	41.395	33.478	34.810	29.018	26.549	26.720	24.656	18.860	16.389
No. of Units	2,624	2,283	2,318	2,447	2,980	3,008	3,959	5,706	7,911	8,807

American High-Income Bond Trust (merged into High Yield Trust eff 04-26-2013) - Series II Shares (units first credited 11-12-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.747	13.758
Value at End of Year	—	—	—	—	—	—	—	—	15.314	13.747
Wealthmark No. of Units	—	—	—	—	—	—	—	—	54,626	55,585
NY Wealthmark No. of Units	—	—	—	—	—	—	—	—	2,951	1,920

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	—	13.619	13.657
Value at End of Year	—	—	—	—	—	—	—	—	15.141	13.619
No. of Units	—	—	—	—	—	—	—	—	4,542	4,602

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	13.524	13.582
Value at End of Year	—	—	—	—	—	—	—	—	15.013	13.524
No. of Units	—	—	—	—	—	—	—	—	2,536	2,695

U-3

Wealthmark ALL

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

American International Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	37.388	31.010	36.396	28.067	27.642	29.500	30.889	25.891	22.393	26.522
Value at End of Year	41.805	37.388	31.010	36.396	28.067	27.642	29.500	30.889	25.891	22.393
Wealthmark No. of Units	13,070	28,373	34,279	54,108	54,304	60,088	62,396	75,350	81,386	91,466
NY Wealthmark No. of Units	401	403	406	999	636	646	658	1,445	2,354	3,688

Wealthmark Contracts with EER
Value at Start of Year	36.163	30.053	35.344	27.311	26.950	28.820	30.237	25.395	22.009	26.119
Value at End of Year	40.354	36.163	30.053	35.344	27.311	26.950	28.820	30.237	25.395	22.009
No. of Units	2,082	2,089	2,097	2,081	7,439	7,712	8,744	9,956	10,270	11,318

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	35.270	29.355	34.575	26.757	26.443	28.320	29.757	25.030	21.725	25.820
Value at End of Year	39.298	35.270	29.355	34.575	26.757	26.443	28.320	29.757	25.030	21.725
No. of Units	147	147	235	241	247	254	261	439	449	460

American New World Trust (merged into Emerging Markets Value Trust eff 10-27-2017) - Series II Shares (units first credited 11-12-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.502	13.068	13.765	15.234	13.950	12.080	14.312
Value at End of Year	—	—	—	—	13.502	13.068	13.765	15.234	13.950	12.080
Wealthmark No. of Units	—	—	—	—	81,084	85,362	94,289	130,803	153,077	159,664
NY Wealthmark No. of Units	—	—	—	—	756	743	731	1,335	4,246	1,902

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	13.243	12.843	13.556	15.032	13.793	11.968	14.207
Value at End of Year	—	—	—	—	13.243	12.843	13.556	15.032	13.793	11.968
No. of Units	—	—	—	—	12,043	12,481	3,359	6,242	6,199	8,350

Blue Chip Growth Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	51.037	39.958	39.816	29.696	29.930	27.387	25.507	18.341	15.751	15.777
Value at End of Year	67.469	51.037	39.958	39.816	29.696	29.930	27.387	25.507	18.341	15.751
Wealthmark No. of Units	20,259	30,488	29,720	74,032	82,754	95,866	94,151	106,771	107,874	117,972
NY Wealthmark No. of Units	3,697	3,500	3,622	2,721	2,929	3,257	445	—	54	86

Wealthmark Contracts with EER
Value at Start of Year	49.267	38.649	38.590	28.839	29.124	26.703	24.920	17.954	15.451	15.507
Value at End of Year	64.999	49.267	38.649	38.590	28.839	29.124	26.703	24.920	17.954	15.451
No. of Units	4,888	5,724	9,125	8,685	14,420	18,344	20,901	20,445	24,149	29,210

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	28.534	26.201	24.488	17.670	15.229	15.307
Value at End of Year	—	—	—	—	—	28.534	26.201	24.488	17.670	15.229
No. of Units	—	—	—	—	—	1,030	1,125	1,219	1,312	11,966

Bond Trust - Series II Shares (units first credited 10-28-2011)

Contracts with no Optional Benefits
Value at Start of Year	14.214	13.257	13.530	13.261	13.075	13.254	12.752	13.146	12.564	12.500
Value at End of Year	15.257	14.214	13.257	13.530	13.261	13.075	13.254	12.752	13.146	12.564
Wealthmark No. of Units	16,492	27,934	17,196	20,383	24,760	29,836	42,333	43,900	72,992	61,889
NY Wealthmark No. of Units	—	—	—	—	—	—	—	—	—	3,955

Wealthmark Contracts with EER
Value at Start of Year	13.983	13.068	13.364	13.125	12.967	13.170	12.697	13.115	12.559	12.500
Value at End of Year	14.979	13.983	13.068	13.364	13.125	12.967	13.170	12.697	13.115	12.559
No. of Units	31,569	31,018	29,168	30,915	15,574	15,340	15,903	15,944	15,707	15,787

Capital Appreciation Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	46.570	35.603	36.470	27.152	27.888	25.439	23.566	17.431	15.261	15.502
Value at End of Year	71.500	46.570	35.603	36.470	27.152	27.888	25.439	23.566	17.431	15.261
Wealthmark No. of Units	15,995	16,841	11,517	11,763	13,667	19,165	17,488	21,596	25,267	29,732
NY Wealthmark No. of Units	—	—	—	—	—	375	338	279	868	28

Wealthmark Contracts with EER
Value at Start of Year	44.955	34.438	35.347	26.368	27.137	24.804	23.024	17.064	14.970	15.237
Value at End of Year	68.882	44.955	34.438	35.347	26.368	27.137	24.804	23.024	17.064	14.970
No. of Units	3,393	2,904	3,008	2,401	697	774	523	661	529	863

U-4

Wealthmark ALL

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Capital Appreciation Value Trust - Series II Shares (units first credited 06-16-2008)

Contracts with no Optional Benefits
Value at Start of Year	29.879	24.417	24.737	21.815	20.513	19.793	17.915	14.899	13.198	13.009
Value at End of Year	34.527	29.879	24.417	24.737	21.815	20.513	19.793	17.915	14.899	13.198
Wealthmark No. of Units	147,392	155,304	165,992	165,521	180,596	136,386	118,262	60,924	70,072	74,896
NY Wealthmark No. of Units	8,565	11,125	8,051	10,057	11,643	8,925	1,136	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	21.445	20.206	19.536	17.718	14.765	13.105	12.943
Value at End of Year	—	—	—	—	21.445	20.206	19.536	17.718	14.765	13.105
No. of Units	—	—	—	—	1,931	1,388	1,436	900	929	4,140

Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.612	11.284	11.738
Value at End of Year	—	—	—	—	—	—	—	—	12.612	11.284
Wealthmark No. of Units	—	—	—	—	—	—	—	—	327	403

Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.916	16.418
Value at End of Year	—	—	—	—	—	—	—	—	—	15.916
Wealthmark No. of Units	—	—	—	—	—	—	—	—	—	16,784
NY Wealthmark No. of Units	—	—	—	—	—	—	—	—	—	18,588

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	—	16.363	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	15.768	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	15.768
No. of Units	—	—	—	—	—	—	—	—	—	3,279

Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.522	16.606
Value at End of Year	—	—	—	—	—	—	—	—	—	16.522
Wealthmark No. of Units	—	—	—	—	—	—	—	—	—	16,845
NY Wealthmark No. of Units	—	—	—	—	—	—	—	—	—	74

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	—	16.434	16.551
Value at End of Year	—	—	—	—	—	—	—	—	—	16.434
No. of Units	—	—	—	—	—	—	—	—	—	5,281

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	16.368	16.509
Value at End of Year	—	—	—	—	—	—	—	—	—	16.368
No. of Units	—	—	—	—	—	—	—	—	—	407

Core Bond Trust - Series II Shares (units first credited 04-27-2015)

Contracts with no Optional Benefits
Value at Start of Year	18.347	17.220	17.603	17.296	17.105	12.500	—	—	—	—
Value at End of Year	19.630	18.347	17.220	17.603	17.296	17.105	—	—	—	—
Wealthmark No. of Units	56,069	58,136	67,075	72,292	91,152	91,308	—	—	—	—
NY Wealthmark No. of Units	154	155	156	157	158	159	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	17.816	16.756	17.162	16.897	16.744	12.500	—	—	—	—
Value at End of Year	19.024	17.816	16.756	17.162	16.897	16.744	—	—	—	—
No. of Units	8,988	11,927	7,250	10,902	12,549	13,247	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	17.428	16.415	16.839	16.603	16.478	12.500	—	—	—	—
Value at End of Year	18.582	17.428	16.415	16.839	16.603	16.478	—	—	—	—
No. of Units	448	448	717	737	755	775	—	—	—	—

U-5

Wealthmark ALL

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.466	17.034
Value at End of Year	—	—	—	—	—	—	—	—	—	16.466
Wealthmark No. of Units	—	—	—	—	—	—	—	—	—	47,829

Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.224	15.764	15.903
Value at End of Year	—	—	—	—	—	—	—	—	17.224	15.764
Wealthmark No. of Units	—	—	—	—	—	—	—	—	52,572	58,411
NY Wealthmark No. of Units	—	—	—	—	—	—	—	—	466	5,699

Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.153	15.409	16.235
Value at End of Year	—	—	—	—	—	—	—	—	17.153	15.409
Wealthmark No. of Units	—	—	—	—	—	—	—	—	33,845	34,345
NY Wealthmark No. of Units	—	—	—	—	—	—	—	—	146	—

Core Strategy Trust (merged into Lifestyle Growth Portfolio eff 10-27-2017) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	18.952	17.969	18.291	17.514	14.920	13.478	13.667
Value at End of Year	—	—	—	—	18.952	17.969	18.291	17.514	14.920	13.478
Wealthmark No. of Units	—	—	—	—	423,013	507,945	580,835	835,395	859,517	972,874
NY Wealthmark No. of Units	—	—	—	—	52,058	64,360	72,377	86,609	112,122	124,630

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	18.544	17.618	17.969	17.240	14.716	13.320	13.534
Value at End of Year	—	—	—	—	18.544	17.618	17.969	17.240	14.716	13.320
No. of Units	—	—	—	—	25,549	25,772	32,038	45,255	49,512	63,236

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	18.244	17.358	17.731	17.037	14.565	13.203	13.435
Value at End of Year	—	—	—	—	18.244	17.358	17.731	17.037	14.565	13.203
No. of Units	—	—	—	—	11,223	10,419	10,920	10,556	10,306	9,733

Disciplined Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.653	12.298	12.763
Value at End of Year	—	—	—	—	—	—	—	—	13.653	12.298
Wealthmark No. of Units	—	—	—	—	—	—	—	—	519	629

Disciplined Value International Trust (formerly International Value Trust) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	23.024	20.822	24.894	21.599	19.567	21.556	25.026	20.159	17.170	20.011
Value at End of Year	23.399	23.024	20.822	24.894	21.599	19.567	21.556	25.026	20.159	17.170
Wealthmark No. of Units	108,688	114,696	128,590	144,366	175,567	177,305	196,187	228,511	296,654	358,626
NY Wealthmark No. of Units	9,437	9,727	11,490	13,130	18,081	21,432	25,372	39,711	50,274	54,519

Wealthmark Contracts with EER
Value at Start of Year	22.225	20.140	24.128	20.975	19.040	21.018	24.450	19.734	16.842	19.668
Value at End of Year	22.543	22.225	20.140	24.128	20.975	19.040	21.018	24.450	19.734	16.842
No. of Units	14,588	20,634	20,780	21,549	29,794	33,331	34,956	37,455	42,000	49,732

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	21.644	19.644	23.568	20.520	18.654	20.623	24.027	19.422	16.600	19.415
Value at End of Year	21.921	21.644	19.644	23.568	20.520	18.654	20.623	24.027	19.422	16.600
No. of Units	1,502	1,410	1,328	1,297	1,364	1,373	1,340	3,262	3,370	5,759

DWS Equity 500 Index VIP (formerly Deutsche Equity 500 Index VIP) - Class B2 Shares (units first credited 09-16-2005)

Contracts with no Optional Benefits
Value at Start of Year	51.339	39.853	42.546	35.639	32.501	32.711	29.355	22.648	19.929	19.925
Value at End of Year	59.551	51.339	39.853	42.546	35.639	32.501	32.711	29.355	22.648	19.929
Wealthmark No. of Units	88,305	95,451	114,169	126,434	141,826	175,750	206,363	219,233	289,583	334,780
NY Wealthmark No. of Units	20,381	20,958	29,788	30,422	31,458	38,229	48,743	55,891	74,307	79,644

U-6

Wealthmark ALL

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Wealthmark Contracts with EER
Value at Start of Year	49.599	38.579	41.269	34.638	31.652	31.920	28.702	22.189	19.564	19.600
Value at End of Year	57.418	49.599	38.579	41.269	34.638	31.652	31.920	28.702	22.189	19.564
No. of Units	16,703	17,891	22,268	27,807	37,526	38,441	41,869	47,526	53,000	49,050

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	48.332	37.651	40.337	33.906	31.029	31.339	28.222	21.851	19.295	19.359
Value at End of Year	55.868	48.332	37.651	40.337	33.906	31.029	31.339	28.222	21.851	19.295
No. of Units	779	779	798	822	843	866	892	915	937	961

Emerging Market Value Trust - Series II Shares (units first credited 10-27-2017)

Contracts with no Optional Benefits
Value at Start of Year	12.034	11.023	12.968	12.500	—	—	—	—	—	—
Value at End of Year	12.264	12.034	11.023	12.968	—	—	—	—	—	—
Wealthmark No. of Units	38,479	47,775	65,749	99,993	—	—	—	—	—	—
NY Wealthmark No. of Units	6,521	5,582	4,982	2,637	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	11.981	10.997	12.963	12.500	—	—	—	—	—	—
Value at End of Year	12.186	11.981	10.997	12.963	—	—	—	—	—	—
No. of Units	2,324	3,998	4,027	4,054	—	—	—	—	—	—

Equity Income Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	32.619	26.217	29.462	25.755	21.964	23.929	22.629	17.687	15.308	15.682
Value at End of Year	32.404	32.619	26.217	29.462	25.755	21.964	23.929	22.629	17.687	15.308
Wealthmark No. of Units	29,404	39,080	41,976	68,687	74,512	82,365	89,503	114,479	127,969	125,516
NY Wealthmark No. of Units	—	86	—	—	—	—	—	538	569	575

Wealthmark Contracts with EER
Value at Start of Year	31.487	25.358	28.555	25.011	21.373	23.331	22.108	17.314	15.015	15.413
Value at End of Year	31.218	31.487	25.358	28.555	25.011	21.373	23.331	22.108	17.314	15.015
No. of Units	2,662	3,352	3,614	4,133	5,967	4,495	4,597	5,506	32,007	32,951

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	22.893	21.725	17.040	14.800	15.215
Value at End of Year	—	—	—	—	—	20.940	22.893	21.725	17.040	14.800
No. of Units	—	—	—	—	—	988	1,078	1,169	1,258	1,345

Financial Industries Trust (formerly Financial Services Trust) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	29.184	22.504	26.732	23.568	20.049	20.936	19.582	15.219	13.100	14.706
Value at End of Year	29.349	29.184	22.504	26.732	23.568	20.049	20.936	19.582	15.219	13.100
Wealthmark No. of Units	4,516	4,720	14,566	16,149	15,761	24,412	22,903	28,445	23,716	24,799
NY Wealthmark No. of Units	—	212	1,041	1,914	2,252	2,815	2,034	2,215	912	—

Wealthmark Contracts with EER
Value at Start of Year	28.172	21.767	25.909	22.888	19.510	20.413	19.131	14.898	12.850	14.453
Value at End of Year	28.274	28.172	21.767	25.909	22.888	19.510	20.413	19.131	14.898	12.850
No. of Units	1,103	1,108	1,563	1,218	1,555	1,615	1,429	1,471	1,496	2,573

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.267
Value at End of Year	—	—	—	—	—	—	—	—	—	12.665
No. of Units	—	—	—	—	—	—	—	—	—	4,745

Franklin Templeton Founding Allocation Trust (merged into Lifestyle Growth PS Series eff 10-21-2016) - Series II Shares (units first credited 05-01-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	17.904	19.313	19.050	15.545	13.588	14.018
Value at End of Year	—	—	—	—	—	17.904	19.313	19.050	15.545	13.588
Wealthmark No. of Units	—	—	—	—	—	41,062	52,148	54,552	69,080	83,744
NY Wealthmark No. of Units	—	—	—	—	—	726	710	2,119	2,166	2,219

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	18.820	20.342	20.105	16.439	14.398	14.884
Value at End of Year	—	—	—	—	—	18.820	20.342	20.105	16.439	14.398
No. of Units	—	—	—	—	—	1,835	1,930	4,073	4,170	7,836

U-7

Wealthmark ALL

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	47.646	35.479	41.522	33.043	30.993	30.269	28.019	20.962	17.240	17.892
Value at End of Year	59.501	47.646	35.479	41.522	33.043	30.993	30.269	28.019	20.962	17.240
Wealthmark No. of Units	261,951	327,468	387,171	451,125	517,295	609,714	737,768	1,014,306	1,383,388	1,647,582
NY Wealthmark No. of Units	38,788	41,816	46,828	50,455	55,856	60,214	84,151	102,073	127,120	138,436

Wealthmark Contracts with EER
Value at Start of Year	46.084	34.385	40.323	32.152	30.218	29.571	27.427	20.561	16.944	17.620
Value at End of Year	57.435	46.084	34.385	40.323	32.152	30.218	29.571	27.427	20.561	16.944
No. of Units	39,385	42,488	50,226	56,422	81,990	89,028	101,377	117,448	148,151	172,807

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	44.945	33.586	39.445	31.499	29.649	29.058	26.992	20.265	16.726	17.419
Value at End of Year	55.933	44.945	33.586	39.445	31.499	29.649	29.058	26.992	20.265	16.726
No. of Units	284	306	644	640	1,202	1,203	1,218	6,141	7,442	9,591

Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 11-12-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.543	11.310	11.609
Value at End of Year	—	—	—	—	—	—	—	—	12.543	11.310
Wealthmark No. of Units	—	—	—	—	—	—	—	—	38,185	38,720

Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	31.841	23.815	29.181	25.249	23.287	23.925	21.977	16.870	13.772	13.742
Value at End of Year	35.087	31.841	23.815	29.181	25.249	23.287	23.925	21.977	16.870	13.772
Wealthmark No. of Units	192,808	159,828	263,039	327,234	377,770	440,709	508,458	210,024	276,948	322,732
NY Wealthmark No. of Units	56,582	58,008	63,970	66,060	73,876	79,597	94,150	72,652	84,182	89,591

Wealthmark Contracts with EER
Value at Start of Year	30.859	23.126	28.394	24.617	22.749	23.420	21.556	16.580	13.562	13.560
Value at End of Year	33.937	30.859	23.126	28.394	24.617	22.749	23.420	21.556	16.580	13.562
No. of Units	27,102	28,748	31,235	33,109	64,062	69,437	81,613	42,690	32,279	38,634

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	30.142	22.622	27.818	24.154	22.355	23.048	21.245	16.365	13.407	13.425
Value at End of Year	33.098	30.142	22.622	27.818	24.154	22.355	23.048	21.245	16.365	13.407
No. of Units	350	353	1,123	1,117	1,201	2,160	2,254	1,211	1,327	1,367

Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	21.966	16.724	14.986	15.827
Value at End of Year	—	—	—	—	—	—	—	21.966	16.724	14.986
Wealthmark No. of Units	—	—	—	—	—	—	—	462,680	614,907	725,150
NY Wealthmark No. of Units	—	—	—	—	—	—	—	52,395	57,632	61,542

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	21.461	16.371	14.699	15.556
Value at End of Year	—	—	—	—	—	—	—	21.461	16.371	14.699
No. of Units	—	—	—	—	—	—	—	52,831	61,209	68,532

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	21.089	16.112	14.488	15.356
Value at End of Year	—	—	—	—	—	—	—	21.089	16.112	14.488
No. of Units	—	—	—	—	—	—	—	2,668	2,926	2,992

Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 11-12-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.609	11.067	12.008
Value at End of Year	—	—	—	—	—	—	—	—	12.609	11.067
Wealthmark No. of Units	—	—	—	—	—	—	—	—	57,792	87,336
NY Wealthmark No. of Units	—	—	—	—	—	—	—	—	558	573

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	12.480	10.975	11.933
Value at End of Year	—	—	—	—	—	—	—	—	12.480	10.975
No. of Units	—	—	—	—	—	—	—	—	1,134	4,233

U-8

Wealthmark ALL

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Global Equity Trust (formerly Global Trust) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	23.502	20.576	24.450	20.900	19.402	21.069	21.982	17.039	14.222	15.378
Value at End of Year	24.663	23.502	20.576	24.450	20.900	19.402	21.069	21.982	17.039	14.222
Wealthmark No. of Units	105,638	121,237	155,800	210,443	238,357	266,685	321,028	324,034	422,752	503,184
NY Wealthmark No. of Units	13,446	14,126	16,377	18,532	20,120	22,595	42,308	59,552	66,684	77,463

Wealthmark Contracts with EER
Value at Start of Year	22.687	19.902	23.697	20.297	18.880	20.543	21.476	16.680	13.950	15.115
Value at End of Year	23.760	22.687	19.902	23.697	20.297	18.880	20.543	21.476	16.680	13.950
No. of Units	8,237	16,750	17,583	18,217	23,511	24,783	43,280	47,698	39,221	45,222

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	22.094	19.411	23.147	19.856	18.497	20.157	21.105	16.415	13.750	14.920
Value at End of Year	23.104	22.094	19.411	23.147	19.856	18.497	20.157	21.105	16.415	13.750
No. of Units	1,191	1,155	1,213	1,193	1,200	1,194	1,185	1,321	1,468	3,857

Health Sciences Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	94.516	74.651	75.317	60.017	68.212	61.490	47.403	31.881	24.559	22.560
Value at End of Year	118.260	94.516	74.651	75.317	60.017	68.212	61.490	47.403	31.881	24.559
Wealthmark No. of Units	16,074	18,937	20,400	26,820	29,932	40,530	42,641	51,616	47,836	46,741
NY Wealthmark No. of Units	53	172	173	1,520	1,940	1,937	1,671	1,863	1,605	2,523

Wealthmark Contracts with EER
Value at Start of Year	91.239	72.207	72.998	58.285	66.376	59.955	46.312	31.209	24.090	22.173
Value at End of Year	113.931	91.239	72.207	72.998	58.285	66.376	59.955	46.312	31.209	24.090
No. of Units	617	616	1,316	899	1,128	3,183	3,932	2,173	1,529	1,630

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	88.855	70.426	71.305	57.018	65.031	58.829	45.510	30.715	23.744	21.888
Value at End of Year	110.788	88.855	70.426	71.305	57.018	65.031	58.829	45.510	30.715	23.744
No. of Units	161	161	258	265	272	279	287	483	494	3,805

High Yield Trust - Series II Shares (units first credited 5-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	29.863	26.221	27.458	25.990	22.690	25.160	25.577	23.938	20.423	12.647
Value at End of Year	31.116	29.863	26.221	27.458	25.990	22.690	25.160	25.577	23.938	20.423
Wealthmark No. of Units	14,516	26,261	28,507	35,054	35,916	41,132	77,556	100,127	90,942	85,516
NY Wealthmark No. of Units	449	451	453	456	—	1,084	1,478	2,326	869	1,093

Wealthmark Contracts with EER
Value at Start of Year	28.828	25.362	26.612	25.240	22.079	24.532	24.989	23.434	20.033	12.554
Value at End of Year	29.977	28.828	25.362	26.612	25.240	22.079	24.532	24.989	23.434	20.033
No. of Units	2,547	2,606	2,656	5,024	3,708	5,002	5,126	3,299	3,915	1,840

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	25.995	24.692	21.632	24.071	24.556	23.063	19.746	12.485
Value at End of Year	—	—	—	25.995	24.692	21.632	24.071	24.556	23.063	19.746
No. of Units	—	—	—	288	775	2,359	2,598	2,832	1,452	1,557

International Core Trust (merged into International Value Trust eff 10-21-2016) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	17.531	18.837	20.522	16.678	14.731	16.561
Value at End of Year	—	—	—	—	—	17.531	18.837	20.522	16.678	14.731
Wealthmark No. of Units	—	—	—	—	—	20,214	18,749	19,391	19,198	25,581
NY Wealthmark No. of Units	—	—	—	—	—	696	—	162	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	17.059	18.366	20.049	16.327	14.449	16.277
Value at End of Year	—	—	—	—	—	17.059	18.366	20.049	16.327	14.449
No. of Units	—	—	—	—	—	312	315	350	353	362

International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-03-2010)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	9.221	10.872
Value at End of Year	—	—	—	—	—	—	—	—	—	9.221
Wealthmark No. of Units	—	—	—	—	—	—	—	—	—	1,093,449
NY Wealthmark No. of Units	—	—	—	—	—	—	—	—	—	85,399

U-9

Wealthmark ALL

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	—	9.135	10.792
Value at End of Year	—	—	—	—	—	—	—	—	—	9.135
No. of Units	—	—	—	—	—	—	—	—	—	128,132

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	9.071	10.733
Value at End of Year	—	—	—	—	—	—	—	—	—	9.071
No. of Units	—	—	—	—	—	—	—	—	—	2,594

International Equity Index Trust (formerly International Equity Index Trust B) - NAV Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	13.876	11.587	13.680	10.885	10.570	11.380	12.093	10.707	16.075	19.049
Value at End of Year	15.154	13.876	11.587	13.680	10.885	10.570	11.380	12.093	10.707	16.075
Wealthmark No. of Units	307,889	355,703	366,190	419,715	460,450	499,630	591,545	759,344	942,841	17,462
NY Wealthmark No. of Units	17,126	18,665	22,136	25,884	28,088	32,667	49,466	62,562	72,559	—

Wealthmark Contracts with EER
Value at Start of Year	13.528	11.319	13.392	10.677	10.388	11.206	11.933	10.586	15.830	18.797
Value at End of Year	14.745	13.528	11.319	13.392	10.677	10.388	11.206	11.933	10.586	15.830
No. of Units	52,320	61,740	68,301	75,050	89,836	86,814	99,480	115,236	123,354	1,871

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	13.274	11.123	13.179	10.523	10.254	11.078	11.814	10.496	9.801	—
Value at End of Year	14.446	13.274	11.123	13.179	10.523	10.254	11.078	11.814	10.496	—
No. of Units	67	64	62	59	64	61	58	1,186	1,149	—

International Growth Stock Trust (merged into International Equity Index Trust eff 11-01-2019) - Series II Shares (units first credited 11-02-2012)

Contracts with no Optional Benefits
Value at Start of Year	—	14.149	16.805	14.011	14.417	15.000	15.211	12.977	12.500	—
Value at End of Year	—	—	14.149	16.805	14.011	14.417	15.000	15.211	12.977	—
Wealthmark No. of Units	—	—	40,897	43,729	40,270	40,316	42,279	42,207	43,180	—
NY Wealthmark No. of Units	—	—	745	930	183	184	185	186	188	—

Wealthmark Contracts with EER
Value at Start of Year	—	13.975	16.632	13.894	14.326	14.936	15.176	12.973	12.500	—
Value at End of Year	—	—	13.975	16.632	13.894	14.326	14.936	15.176	12.973	—
No. of Units	—	—	1,657	803	20,427	21,352	1,041	1,081	779	—

International Opportunities Trust (merged into International Growth Stock Trust eff 11-02-2012) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.503	16.326
Value at End of Year	—	—	—	—	—	—	—	—	—	13.503
Wealthmark No. of Units	—	—	—	—	—	—	—	—	—	47,234
NY Wealthmark No. of Units	—	—	—	—	—	—	—	—	—	164

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	—	13.324	16.142
Value at End of Year	—	—	—	—	—	—	—	—	—	13.324
No. of Units	—	—	—	—	—	—	—	—	—	739

International Small Company Trust - Series II Shares (units first credited 11-16-2009)

Contracts with no Optional Benefits
Value at Start of Year	21.336	17.684	22.495	17.660	17.105	16.305	17.797	14.322	12.206	14.810
Value at End of Year	22.758	21.336	17.684	22.495	17.660	17.105	16.305	17.797	14.322	12.206
Wealthmark No. of Units	14,903	22,739	35,125	36,791	43,340	42,764	44,274	50,346	55,273	56,711
NY Wealthmark No. of Units	171	172	173	175	176	190	206	213	216	1,115

Wealthmark Contracts with EER
Value at Start of Year	20.908	17.363	22.132	17.410	16.897	16.138	17.651	14.232	12.154	14.777
Value at End of Year	22.256	20.908	17.363	22.132	17.410	16.897	16.138	17.651	14.232	12.154
No. of Units	207	31	211	2,109	753	758	763	2,957	2,973	2,992

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	16.014	17.542	14.165	12.115	14.752
Value at End of Year	—	—	—	—	—	16.742	16.014	17.542	14.165	12.115
No. of Units	—	—	—	—	—	2,075	2,266	2,456	2,643	2,826

U-10

Wealthmark ALL

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Investment Quality Bond Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	21.621	20.088	20.563	19.992	19.479	19.956	19.225	19.901	18.813	17.688
Value at End of Year	23.271	21.621	20.088	20.563	19.992	19.479	19.956	19.225	19.901	18.813
Wealthmark No. of Units	161,903	189,694	243,699	300,672	331,061	385,413	461,013	526,727	598,342	672,962
NY Wealthmark No. of Units	16,336	17,157	21,056	25,308	30,436	32,351	50,316	54,103	63,190	64,706

Wealthmark Contracts with EER
Value at Start of Year	20.871	19.430	19.930	19.415	18.954	19.458	18.783	19.482	18.454	17.385
Value at End of Year	22.419	20.871	19.430	19.930	19.415	18.954	19.458	18.783	19.482	18.454
No. of Units	25,971	27,078	27,064	34,089	36,956	40,104	46,755	55,648	72,916	80,685

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	20.326	18.951	19.468	18.993	18.570	19.092	18.458	19.174	18.189	17.161
Value at End of Year	21.801	20.326	18.951	19.468	18.993	18.570	19.092	18.458	19.174	18.189
No. of Units	244	231	201	220	195	185	185	10,537	9,220	8,853

Lifestyle Aggressive Portfolio (formerly Lifestyle Aggressive PS Series) - Series II Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits
Value at Start of Year	18.623	12.500	12.500	12.500	12.500	12.500	—	—	—	—
Value at End of Year	18.623	18.623	12.500	12.500	12.500	12.500	—	—	—	—
NY Wealthmark No. of Units	—	1,793	—	—	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	12.500	12.500	12.500	12.500	12.500	12.500	—	—	—	—
Value at End of Year	12.500	12.500	12.500	12.500	12.500	12.500	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series II Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits
Value at Start of Year	16.325	14.082	14.975	13.539	12.967	13.179	12.639	12.580	—	—
Value at End of Year	18.105	16.325	14.082	14.975	13.539	12.967	13.179	12.639	—	—
Wealthmark No. of Units	13,925	13,393	12,998	39,396	39,801	31,764	32,688	3,390	—	—
NY Wealthmark No. of Units	96,455	98,036	104,476	103,765	110,200	143,155	162,304	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	16.128	13.940	12.500	—	—	—	—	—	—	—
Value at End of Year	17.851	16.128	13.940	—	—	—	—	—	—	—
No. of Units	4,160	4,358	4,693	—	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	15.982	13.835	14.763	13.395	12.873	13.130	12.636	—	—	—
Value at End of Year	17.662	15.982	13.835	14.763	13.395	12.873	13.130	12.636	—	—
No. of Units	26,806	28,255	60,372	70,096	71,740	79,410	97,496	—	—	—

Lifestyle Conservative Portfolio (formerly Lifestyle conservative PS Series) - Series II Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits
Value at Start of Year	14.804	13.378	13.868	13.175	12.825	13.010	12.516	—	—	—
Value at End of Year	16.135	14.804	13.378	13.868	13.175	12.825	13.010	12.516	—	—
Wealthmark No. of Units	32,025	—	—	—	—	—	—	—	—	—
NY Wealthmark No. of Units	5,337	5,361	5,388	6,297	6,327	6,357	7,208	—	—	—

Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series II Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits
Value at Start of Year	17.392	14.552	15.753	13.783	13.061	13.278	12.717	—	—	—
Value at End of Year	19.443	17.392	14.552	15.753	13.783	13.061	13.278	12.717	—	—
Wealthmark No. of Units	431,028	555,411	624,145	703,038	178,884	119,446	184,801	—	—	—
NY Wealthmark No. of Units	122,806	129,463	145,523	155,022	112,266	160,304	199,078	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	17.183	14.405	15.625	13.699	13.007	13.250	12.715	—	—	—
Value at End of Year	19.170	17.183	14.405	15.625	13.699	13.007	13.250	12.715	—	—
No. of Units	36,011	34,793	35,847	43,640	3,765	1,178	1,186	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	17.027	14.296	15.530	13.636	12.966	13.228	12.714	—	—	—
Value at End of Year	18.968	17.027	14.296	15.530	13.636	12.966	13.228	12.714	—	—
No. of Units	6,911	7,087	7,875	15,156	15,810	22,374	26,053	—	—	—

U-11

Wealthmark ALL

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series II Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits
Value at Start of Year	15.809	13.854	14.602	13.427	12.933	13.130	12.607	—	—	—
Value at End of Year	17.439	15.809	13.854	14.602	13.427	12.933	13.130	12.607	—	—
Wealthmark No. of Units	11,032	7,838	8,139	8,533	8,913	—	5,728	—	—	—
NY Wealthmark No. of Units	44,685	38,281	39,013	39,792	42,879	44,682	49,544	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	15.618	13.714	14.483	13.345	12.500	—	—	—	—	—
Value at End of Year	17.194	15.618	13.714	14.483	13.345	—	—	—	—	—
No. of Units	4,279	—	—	—	1,814	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	15.476	13.611	14.395	13.284	12.840	13.081	12.604	—	—	—
Value at End of Year	17.012	15.476	13.611	14.395	13.284	12.840	13.081	12.604	—	—
No. of Units	19,641	26,086	46,033	52,874	60,315	70,444	78,330	—	—	—

Managed Volatility Aggressive Portfolio (merged into Managed Volatility Growth Portfolio eff 4-23-21) - Series II Shares (units first credited 05-01-2006)

Contracts with no Optional Benefits
Value at Start of Year	19.255	16.188	17.964	14.863	14.826	16.004	16.023	12.851	11.194	12.169
Value at End of Year	18.030	19.255	16.188	17.964	14.863	14.826	16.004	16.023	12.851	11.194
Wealthmark No. of Units	5,233	10,600	10,810	13,840	16,512	16,412	26,296	22,041	25,292	28,782
NY Wealthmark No. of Units	—	867	—	—	—	—	—	—	1,780	490

Wealthmark Contracts with EER
Value at Start of Year	18.736	15.782	17.550	14.549	14.542	15.729	15.779	12.681	11.068	12.056
Value at End of Year	17.508	18.736	15.782	17.550	14.549	14.542	15.729	15.779	12.681	11.068
No. of Units	1,373	1,309	1,401	1,413	1,427	1,442	1,455	1,498	1,513	117

Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series II Shares (units first credited 05-01-2006)

Contracts with no Optional Benefits
Value at Start of Year	19.980	17.211	18.381	16.375	15.874	16.491	16.076	14.486	13.152	13.281
Value at End of Year	20.007	19.980	17.211	18.381	16.375	15.874	16.491	16.076	14.486	13.152
Wealthmark No. of Units	1,133,049	1,238,315	1,407,893	1,615,615	1,742,339	2,054,451	2,353,327	2,629,594	2,943,655	3,182,129
NY Wealthmark No. of Units	66,507	32,549	43,824	61,401	133,469	134,473	137,449	338,884	388,144	475,378

Wealthmark Contracts with EER
Value at Start of Year	19.441	16.780	17.956	16.029	15.570	16.208	15.831	14.294	13.004	13.158
Value at End of Year	19.428	19.441	16.780	17.956	16.029	15.570	16.208	15.831	14.294	13.004
No. of Units	80,984	125,386	131,568	165,794	187,000	208,070	220,610	239,844	256,148	272,625

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	19.046	16.464	17.645	15.775	15.345	15.998	15.650	14.152	12.894	13.066
Value at End of Year	19.005	19.046	16.464	17.645	15.775	15.345	15.998	15.650	14.152	12.894
No. of Units	25,125	26,395	31,368	33,019	45,791	48,110	50,014	131,986	158,383	168,685

Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series II Shares (units first credited 05-01-2006)

Contracts with no Optional Benefits
Value at Start of Year	19.513	17.484	18.167	17.111	16.634	16.895	16.342	15.983	14.972	14.592
Value at End of Year	19.844	19.513	17.484	18.167	17.111	16.634	16.895	16.342	15.983	14.972
Wealthmark No. of Units	143,792	133,433	144,057	175,205	196,182	351,870	214,750	306,069	413,450	342,745
NY Wealthmark No. of Units	2,403	40,006	2,427	2,767	3,110	3,463	25,601	38,154	58,258	43,014

Wealthmark Contracts with EER
Value at Start of Year	18.987	17.047	17.748	16.749	16.316	16.604	16.093	15.771	14.803	14.457
Value at End of Year	19.270	18.987	17.047	17.748	16.749	16.316	16.604	16.093	15.771	14.803
No. of Units	4,074	6,209	3,888	3,890	3,812	3,712	19,066	38,781	68,183	64,218

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	15.614	14.678	14.356
Value at End of Year	—	—	—	—	—	—	—	—	15.614	14.678
No. of Units	—	—	—	—	—	—	—	—	16,766	16,830

Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series II Shares (units first credited 05-01-2006)

Contracts with no Optional Benefits
Value at Start of Year	19.544	16.610	18.055	15.470	15.210	16.204	16.105	13.714	12.245	12.645
Value at End of Year	18.962	19.544	16.610	18.055	15.470	15.210	16.204	16.105	13.714	12.245
Wealthmark No. of Units	983,958	1,104,921	1,253,288	1,385,301	1,605,347	1,820,169	2,259,408	3,086,233	3,579,818	4,277,411
NY Wealthmark No. of Units	70,777	95,515	117,797	134,173	175,242	175,100	184,005	321,663	423,911	541,330

U-12

Wealthmark ALL

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Wealthmark Contracts with EER
Value at Start of Year	19.016	16.195	17.639	15.143	14.918	15.926	15.859	13.532	12.107	12.528
Value at End of Year	18.413	19.016	16.195	17.639	15.143	14.918	15.926	15.859	13.532	12.107
No. of Units	71,196	87,579	93,016	191,087	208,455	231,724	263,458	302,197	287,767	303,871

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	18.630	15.889	17.333	14.903	14.704	15.720	15.678	13.397	12.004	12.440
Value at End of Year	18.012	18.630	15.889	17.333	14.903	14.704	15.720	15.678	13.397	12.004
No. of Units	19,922	24,465	35,685	43,017	69,759	89,184	107,564	154,458	219,300	303,612

Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series II Shares (units first credited 05-01-2006)

Contracts with no Optional Benefits
Value at Start of Year	20.602	17.945	18.983	17.241	16.632	17.058	16.525	15.238	13.986	13.886
Value at End of Year	20.936	20.602	17.945	18.983	17.241	16.632	17.058	16.525	15.238	13.986
Wealthmark No. of Units	405,436	476,511	577,093	426,852	476,246	486,234	569,283	672,278	883,740	955,461
NY Wealthmark No. of Units	8,103	8,181	50,036	50,774	14,773	14,958	17,802	63,726	93,466	116,649

Wealthmark Contracts with EER
Value at Start of Year	20.046	17.496	18.545	16.876	16.313	16.765	16.273	15.036	13.828	13.757
Value at End of Year	20.330	20.046	17.496	18.545	16.876	16.313	16.765	16.273	15.036	13.828
No. of Units	51,949	55,795	57,631	59,563	59,577	63,987	63,355	67,936	81,338	81,532

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	19.639	17.166	18.223	16.608	16.078	16.548	16.087	14.887	13.711	13.661
Value at End of Year	19.887	19.639	17.166	18.223	16.608	16.078	16.548	16.087	14.887	13.711
No. of Units	3,939	3,951	3,962	6,184	6,619	7,205	7,665	73,954	76,067	83,904

Mid Cap Index Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	43.348	35.046	40.232	35.320	29.868	31.163	28.961	22.123	19.128	19.887
Value at End of Year	48.292	43.348	35.046	40.232	35.320	29.868	31.163	28.961	22.123	19.128
Wealthmark No. of Units	165,720	186,493	217,918	288,999	288,279	329,581	386,524	504,158	692,208	811,222
NY Wealthmark No. of Units	29,620	30,482	38,985	39,520	41,880	46,661	54,505	75,689	87,035	106,465

Wealthmark Contracts with EER
Value at Start of Year	41.844	33.898	38.993	34.301	29.064	30.384	28.294	21.657	18.762	19.546
Value at End of Year	46.524	41.844	33.898	38.993	34.301	29.064	30.384	28.294	21.657	18.762
No. of Units	16,503	26,819	28,337	30,170	40,737	43,059	45,240	60,519	70,872	80,084

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	40.751	33.062	38.089	33.555	28.475	29.814	27.804	21.313	18.493	19.294
Value at End of Year	45.240	40.751	33.062	38.089	33.555	28.475	29.814	27.804	21.313	18.493
No. of Units	594	594	967	2,824	2,824	4,413	4,468	4,529	4,606	6,705

Mid Cap Stock Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	55.182	41.683	43.010	34.005	34.345	33.897	31.881	23.684	19.687	22.034
Value at End of Year	89.792	55.182	41.683	43.010	34.005	34.345	33.897	31.881	23.684	19.687
Wealthmark No. of Units	23,606	26,308	30,773	37,151	40,876	54,613	57,033	69,687	75,246	91,216
NY Wealthmark No. of Units	133	—	971	976	981	2,702	2,718	2,311	2,358	1,166

Wealthmark Contracts with EER
Value at Start of Year	53.268	40.318	41.685	33.023	33.420	33.051	31.147	23.185	19.311	21.656
Value at End of Year	86.504	53.268	40.318	41.685	33.023	33.420	33.051	31.147	23.185	19.311
No. of Units	2,562	3,583	3,378	2,268	5,070	5,283	4,889	4,926	7,710	7,826

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	39.324	40.719	32.306	32.743	32.430	30.608	22.818	19.034	24.943
Value at End of Year	—	—	39.324	40.719	32.306	32.743	32.430	30.608	22.818	19.034
No. of Units	—	—	437	437	437	437	437	437	437	437

Mid Value Trust - Series II Shares (units first credited 01-00-1900)

Contracts with no Optional Benefits
Value at Start of Year	35.171	29.933	34.082	12.500	—	—	—	—	—	—
Value at End of Year	37.934	35.171	29.933	34.082	—	—	—	—	—	—
Wealthmark No. of Units	253	316	164	98	—	—	—	—	—	—

U-13

Wealthmark ALL

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Money Market Trust - NAV Shares (units first credited 04-29-2016)

Contracts with no Optional Benefits
Value at Start of Year	12.394	12.324	12.303	12.396	12.500	—	—	—	—	—
Value at End of Year	12.262	12.394	12.324	12.303	12.396	—	—	—	—	—
Wealthmark No. of Units	205,028	220,191	242,081	295,551	364,111	—	—	—	—	—
NY Wealthmark No. of Units	13,411	13,907	29,895	31,199	35,000	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	12.303	12.258	12.262	12.380	12.500	—	—	—	—	—
Value at End of Year	12.147	12.303	12.258	12.262	12.380	—	—	—	—	—
No. of Units	38,532	39,269	38,147	52,531	56,464	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	12.236	12.209	12.231	12.367	12.500	—	—	—	—	—
Value at End of Year	12.062	12.236	12.209	12.231	12.367	—	—	—	—	—
No. of Units	10,100	16,054	17,282	18,334	19,527	—	—	—	—	—

Money Market Trust B (merged into Money Market Trust eff 04-29-2016) - NAV Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	11.734	11.899	12.067	12.235	12.403	12.567
Value at End of Year	—	—	—	—	—	11.734	11.899	12.067	12.235	12.403
Wealthmark No. of Units	—	—	—	—	—	560,774	650,073	813,515	1,252,385	1,358,597
NY Wealthmark No. of Units	—	—	—	—	—	43,204	47,854	80,930	102,923	90,196

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	11.532	11.718	11.907	12.097	12.288	12.475
Value at End of Year	—	—	—	—	—	11.532	11.718	11.907	12.097	12.288
No. of Units	—	—	—	—	—	65,204	85,640	92,067	181,147	168,021

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	11.383	11.584	11.788	11.995	12.202	12.406
Value at End of Year	—	—	—	—	—	11.383	11.584	11.788	11.995	12.202
No. of Units	—	—	—	—	—	32,402	36,231	41,955	46,081	50,006

Natural Resources Trust (merged into Global Trust eff 11-07-14) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	34.886	34.380	34.790	44.309
Value at End of Year	—	—	—	—	—	—	—	34.886	34.380	34.790
Wealthmark No. of Units	—	—	—	—	—	—	—	70,218	78,480	82,956
NY Wealthmark No. of Units	—	—	—	—	—	—	—	1,519	1,166	1,174

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	34.150	33.722	34.193	43.636
Value at End of Year	—	—	—	—	—	—	—	34.150	33.722	34.193
No. of Units	—	—	—	—	—	—	—	3,898	4,092	4,555

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	33.608	33.236	33.752	43.137
Value at End of Year	—	—	—	—	—	—	—	33.608	33.236	33.752
No. of Units	—	—	—	—	—	—	—	309	316	324

Opportunistic Fixed Income Trust (formerly Global Bond Trust) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	23.210	22.188	22.969	21.471	21.156	22.286	22.129	23.789	22.588	21.044
Value at End of Year	26.006	23.210	22.188	22.969	21.471	21.156	22.286	22.129	23.789	22.588
Wealthmark No. of Units	26,198	25,399	23,729	28,382	29,659	29,213	36,679	53,106	71,734	82,052
NY Wealthmark No. of Units	298	300	301	1,091	776	747	747	1,035	1,142	1,719

Wealthmark Contracts with EER
Value at Start of Year	22.405	21.461	22.261	20.851	20.587	21.729	21.619	23.288	22.157	20.683
Value at End of Year	25.054	22.405	21.461	22.261	20.851	20.587	21.729	21.619	23.288	22.157
No. of Units	2,563	2,972	2,460	3,021	5,173	5,375	6,945	8,107	6,446	6,538

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	21.820	20.932	21.745	20.398	20.170	21.321	21.245	22.919	21.839	20.417
Value at End of Year	24.363	21.820	20.932	21.745	20.398	20.170	21.321	21.245	22.919	21.839
No. of Units	146	146	234	240	246	252	259	436	447	3,480

U-14

Wealthmark ALL

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Real Estate Securities Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	54.206	42.585	44.821	42.855	40.733	40.314	31.083	31.641	27.406	25.442
Value at End of Year	50.352	54.206	42.585	44.821	42.855	40.733	40.314	31.083	31.641	27.406
Wealthmark No. of Units	34,079	34,484	41,225	58,496	64,011	79,621	91,164	114,701	148,796	171,385
NY Wealthmark No. of Units	10,883	10,451	11,917	13,240	16,453	17,271	22,342	28,584	30,710	34,332

Wealthmark Contracts with EER
Value at Start of Year	52.326	41.190	43.441	41.618	39.637	39.307	30.367	30.974	26.883	25.006
Value at End of Year	48.508	52.326	41.190	43.441	41.618	39.637	39.307	30.367	30.974	26.883
No. of Units	2,676	3,965	4,068	5,062	5,973	7,149	7,226	8,017	8,451	11,136

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	40.175	40.175	42.433	40.714	38.834	38.568	29.841	30.483	26.497	24.683
Value at End of Year	47.170	40.175	40.175	42.433	40.714	38.834	38.568	29.841	30.483	26.497
No. of Units	41	—	34	37	33	32	33	484	430	456

Science & Technology Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	58.535	43.095	44.051	31.723	29.744	28.325	25.487	18.041	16.599	18.291
Value at End of Year	90.709	58.535	43.095	44.051	31.723	29.744	28.325	25.487	18.041	16.599
Wealthmark No. of Units	32,576	27,909	31,651	35,298	33,370	42,899	44,705	41,913	51,936	52,833
NY Wealthmark No. of Units	—	—	537	504	671	1,615	1,915	2,906	1,812	2,954

Wealthmark Contracts with EER
Value at Start of Year	56.505	41.684	42.694	30.807	28.944	27.617	24.900	17.661	16.282	17.978
Value at End of Year	87.389	56.505	41.684	42.694	30.807	28.944	27.617	24.900	17.661	16.282
No. of Units	5,611	5,349	4,956	4,994	3,688	3,731	3,578	4,127	11,176	13,903

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.746
Value at End of Year	—	—	—	—	—	—	—	—	—	16.048
No. of Units	—	—	—	—	—	—	—	—	—	7,687

Short Term Government Income Trust - Series II Shares (units first credited 05-03-2010)

Contracts with no Optional Benefits
Value at Start of Year	12.073	11.866	11.958	12.081	12.196	12.324	12.381	12.690	12.742	12.598
Value at End of Year	12.308	12.073	11.866	11.958	12.081	12.196	12.324	12.381	12.690	12.742
Wealthmark No. of Units	15,531	23,459	53,135	23,902	69,083	34,269	47,369	47,472	62,772	86,073
NY Wealthmark No. of Units	—	—	—	—	—	—	—	629	634	730

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	12.622	12.699	12.581
Value at End of Year	—	—	—	—	—	—	—	12.290	12.622	12.699
No. of Units	—	—	—	—	—	—	—	324	335	347

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	11.802	11.957	12.124	12.223	12.572	12.667	12.568
Value at End of Year	—	—	—	—	11.802	11.957	12.124	12.223	12.572	12.667
No. of Units	—	—	—	—	62	162	261	360	454	517

Small Cap Index Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	36.901	29.991	34.388	30.541	25.659	27.331	26.547	19.460	17.040	18.121
Value at End of Year	43.320	36.901	29.991	34.388	30.541	25.659	27.331	26.547	19.460	17.040
Wealthmark No. of Units	198,041	217,060	253,342	293,920	328,108	380,399	451,871	597,344	865,764	1,009,472
NY Wealthmark No. of Units	32,084	34,204	38,419	41,455	44,786	49,884	75,929	98,802	112,599	124,442

Wealthmark Contracts with EER
Value at Start of Year	35.621	29.009	33.329	29.659	24.968	26.649	25.936	19.050	16.714	17.810
Value at End of Year	41.734	35.621	29.009	33.329	29.659	24.968	26.649	25.936	19.050	16.714
No. of Units	25,534	30,225	31,918	35,756	47,551	53,707	61,661	74,485	93,311	102,723

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	34.691	28.293	32.556	29.015	24.462	26.148	25.487	18.748	16.474	17.581
Value at End of Year	40.582	34.691	28.293	32.556	29.015	24.462	26.148	25.487	18.748	16.474
No. of Units	1,132	1,135	1,841	4,789	5,404	5,142	4,993	5,359	5,332	5,209

U-15

Wealthmark ALL

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Small Cap Opportunities Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	41.140	33.308	39.289	35.936	30.561	32.741	32.510	23.561	20.491	21.494
Value at End of Year	44.483	41.140	33.308	39.289	35.936	30.561	32.741	32.510	23.561	20.491
Wealthmark No. of Units	12,453	16,558	13,287	26,675	25,127	24,684	27,391	28,419	21,444	28,914
NY Wealthmark No. of Units	123	124	125	126	127	149	173	184	188	199

Wealthmark Contracts with EER
Value at Start of Year	39.791	32.280	38.153	34.967	29.796	31.986	31.824	23.110	20.139	21.167
Value at End of Year	42.938	39.791	32.280	38.153	34.967	29.796	31.986	31.824	23.110	20.139
No. of Units	1,585	1,592	4,542	4,232	1,286	1,295	1,304	1,292	1,647	1,660

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	37.323	34.258	12.500	—	—	—	—	—
Value at End of Year	—	—	—	37.323	34.258	—	—	—	—	—
No. of Units	—	—	—	1,141	1,141	—	—	—	—	—

Small Cap Stock Trust (formerly Small Cap Growth Trust) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	42.078	30.979	33.227	26.683	26.492	29.541	27.909	19.683	17.166	18.720
Value at End of Year	62.748	42.078	30.979	33.227	26.683	26.492	29.541	27.909	19.683	17.166
Wealthmark No. of Units	26,375	26,711	27,933	31,712	33,382	41,674	41,322	52,167	51,948	57,376
NY Wealthmark No. of Units	100	—	—	270	294	2,764	2,757	3,148	3,113	3,457

Wealthmark Contracts with EER
Value at Start of Year	40.861	30.143	32.396	26.067	25.932	28.975	27.429	19.383	16.939	18.509
Value at End of Year	60.811	40.861	30.143	32.396	26.067	25.932	28.975	27.429	19.383	16.939
No. of Units	77	77	78	314	316	318	320	3,162	3,455	4,241

Small Cap Value Trust - Series II Shares (units first credited 11-09-2007)

Contracts with no Optional Benefits
Value at Start of Year	36.735	29.488	34.241	33.549	27.784	28.625	27.141	20.694	18.170	18.272
Value at End of Year	33.706	36.735	29.488	34.241	33.549	27.784	28.625	27.141	20.694	18.170
Wealthmark No. of Units	11,301	11,465	14,234	16,343	22,229	25,621	28,370	41,389	71,255	80,812
NY Wealthmark No. of Units	—	—	—	—	—	126	994	613	875	420

Wealthmark Contracts with EER
Value at Start of Year	35.673	28.693	33.384	32.775	27.197	28.077	26.674	20.379	17.929	18.066
Value at End of Year	32.666	35.673	28.693	33.384	32.775	27.197	28.077	26.674	20.379	17.929
No. of Units	220	222	224	478	3,866	4,029	487	1,374	1,570	1,658

Small Company Value Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	41.598	33.689	39.314	35.833	27.519	29.622	30.076	23.210	20.273	20.808
Value at End of Year	44.739	41.598	33.689	39.314	35.833	27.519	29.622	30.076	23.210	20.273
Wealthmark No. of Units	11,196	14,725	14,476	15,277	14,715	15,478	16,386	22,865	33,500	35,682
NY Wealthmark No. of Units	584	255	256	258	259	260	622	838	791	265

Wealthmark Contracts with EER
Value at Start of Year	40.156	32.586	38.103	34.799	26.778	28.882	29.384	22.722	19.886	20.451
Value at End of Year	43.101	40.156	32.586	38.103	34.799	26.778	28.882	29.384	22.722	19.886
No. of Units	168	636	3,578	3,597	1,337	656	661	698	754	763

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	37.220	34.042	12.500	—	—	—	—	—
Value at End of Year	—	—	—	37.220	34.042	—	—	—	—	—
No. of Units	—	—	—	1,196	1,196	—	—	—	—	—

Strategic Income Opportunities Trust - Series II Shares (units first credited 11-08-2010)

Contracts with no Optional Benefits
Value at Start of Year	23.783	21.777	23.319	22.442	21.678	21.763	21.051	20.605	18.557	18.469
Value at End of Year	25.413	23.783	21.777	23.319	22.442	21.678	21.763	21.051	20.605	18.557
Wealthmark No. of Units	14,380	11,228	8,203	8,261	11,872	13,978	34,052	40,215	41,927	37,680
NY Wealthmark No. of Units	—	—	—	—	—	—	—	481	3,274	4,942

Wealthmark Contracts with EER
Value at Start of Year	23.049	21.148	22.690	21.880	21.178	21.304	20.648	20.251	18.274	18.225
Value at End of Year	24.580	23.049	21.148	22.690	21.880	21.178	21.304	20.648	20.251	18.274
No. of Units	929	963	998	1,041	4,460	4,658	1,153	1,195	2,372	6,023

U-16

Wealthmark ALL

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	18.043
Value at End of Year	—	—	—	—	—	—	—	—	—	18.066
No. of Units	—	—	—	—	—	—	—	—	—	8,723

Total Bond Market Trust A (formerly Bond Index Trust A) (merged into Total Bond Market Trust B eff 11-02-2012) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.211	14.438
Value at End of Year	—	—	—	—	—	—	—	—	—	15.211
Wealthmark No. of Units	—	—	—	—	—	—	—	—	—	24,685
NY Wealthmark No. of Units	—	—	—	—	—	—	—	—	—	1,825

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	—	15.070	14.333
Value at End of Year	—	—	—	—	—	—	—	—	—	15.070
No. of Units	—	—	—	—	—	—	—	—	—	4,758

Total Bond Market Trust (formerly Total Bond Market Trust B) - Series II Shares (units first credited 11-02-2012)

Contracts with no Optional Benefits
Value at Start of Year	13.171	12.365	12.602	12.397	12.303	12.470	11.942	12.456	12.500	—
Value at End of Year	13.911	13.171	12.365	12.602	12.397	12.303	12.470	11.942	12.456	—
Wealthmark No. of Units	30,193	85,327	68,766	51,742	83,164	57,098	35,880	45,013	52,265	—
NY Wealthmark No. of Units	2,097	2,011	1,823	2,006	1,834	1,703	1,774	2,304	2,278	—

Wealthmark Contracts with EER
Value at Start of Year	12.984	12.213	12.473	12.295	12.226	12.416	11.914	12.452	12.500	—
Value at End of Year	13.686	12.984	12.213	12.473	12.295	12.226	12.416	11.914	12.452	—
No. of Units	1,112	1,112	1,112	425	428	430	433	734	738	—

Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	20.316	19.723	20.457	19.159	18.735
Value at End of Year	—	—	—	—	—	—	20.316	19.723	20.457	19.159
Wealthmark No. of Units	—	—	—	—	—	—	102,101	129,809	229,277	215,552
NY Wealthmark No. of Units	—	—	—	—	—	—	137	1,141	1,355	1,222

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	19.809	19.269	20.026	18.794	18.414
Value at End of Year	—	—	—	—	—	—	19.809	19.269	20.026	18.794
No. of Units	—	—	—	—	—	—	11,770	17,905	19,919	17,693

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	19.437	18.936	19.709	18.524	18.177
Value at End of Year	—	—	—	—	—	—	19.437	18.936	19.709	18.524
No. of Units	—	—	—	—	—	—	685	1,154	1,182	4,386

Total Stock Market Index Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	39.170	30.697	33.090	27.886	25.215	25.786	23.495	17.903	15.758	15.955
Value at End of Year	46.807	39.170	30.697	33.090	27.886	25.215	25.786	23.495	17.903	15.758
Wealthmark No. of Units	160,605	188,112	217,103	260,157	242,382	278,913	328,224	464,244	645,476	773,767
NY Wealthmark No. of Units	26,305	27,566	39,033	40,964	34,681	39,210	50,153	70,226	88,338	109,385

Wealthmark Contracts with EER
Value at Start of Year	37.812	29.691	32.071	27.082	24.537	25.142	22.954	17.526	15.457	15.681
Value at End of Year	45.094	37.812	29.691	32.071	27.082	24.537	25.142	22.954	17.526	15.457
No. of Units	29,500	43,267	45,947	50,062	44,662	46,255	53,713	71,623	75,893	88,442

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	36.824	28.959	31.327	26.493	24.039	24.670	22.557	17.248	15.235	15.479
Value at End of Year	43.850	36.824	28.959	31.327	26.493	24.039	24.670	22.557	17.248	15.235
No. of Units	4,132	4,208	4,359	4,514	4,850	4,976	5,126	6,507	7,369	7,613

Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)

Contracts with no Optional Benefits
Value at Start of Year	11.440	11.273	11.298	11.404	11.528	11.708	11.909	12.109	12.236	12.418
Value at End of Year	11.425	11.440	11.273	11.298	11.404	11.528	11.708	11.909	12.109	12.236
Wealthmark No. of Units	164,363	103,296	203,171	253,333	276,808	248,153	212,377	168,177	49,291	38,049
NY Wealthmark No. of Units	6,155	11,196	21,145	1,145	1,156	1,167	1,176	55,702	1,195	—

U-17

Wealthmark ALL

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Wealthmark Contracts with EER
Value at Start of Year	11.226	11.084	11.131	11.259	11.403	11.605	11.828	12.051	12.201	12.500
Value at End of Year	11.189	11.226	11.084	11.131	11.259	11.403	11.605	11.828	12.051	12.201
No. of Units	10,221	9,727	3,406	30,009	3,030	2,965	44,677	3,020	157	5,104

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	11.768	12.580	—	—
Value at End of Year	—	—	—	—	—	—	11.528	11.768	—	—
No. of Units	—	—	—	—	—	—	1,052	1,058	—	—

Utilities Trust (merged into Equity Income Trust eff 11-01-2019) - Series II Shares (units first credited 10-21-2016)

Contracts with no Optional Benefits
Value at Start of Year	—	48.379	48.727	12.500	—	—	—	—	—	—
Value at End of Year	—	—	48.379	48.727	—	—	—	—	—	—
Wealthmark No. of Units	—	—	2,481	1,707	—	—	—	—	—	—

Value Trust (merged into Mid Cap Index Trust eff 10-27-2017) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	34.053	29.881	33.345	30.850	23.156	20.041	20.155
Value at End of Year	—	—	—	—	34.053	29.881	33.345	30.850	23.156	20.041
Wealthmark No. of Units	—	—	—	—	29,547	32,713	37,733	41,314	48,101	50,087
NY Wealthmark No. of Units	—	—	—	—	882	257	259	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	33.070	29.077	32.512	30.140	22.668	19.658	19.809
Value at End of Year	—	—	—	—	33.070	29.077	32.512	30.140	22.668	19.658
No. of Units	—	—	—	—	3,132	4,024	888	537	585	591

U-18

To obtain a free copy of the Wealthmark Variable Annuity Statement of Additional Information dated April 26, 2021, please contact our Annuities Service Center.

Statement of Additional Information
Dated April 26, 2021
John Hancock Life Insurance Company (U.S.A.) Separate Account H
This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:
Prospectuses Issued by John Hancock USA
(to be read with this Statement of Additional Information)
Venture Variable Annuity
Venture 4 Variable Annuity
Venture III Variable Annuity
Venture Vantage Variable Annuity
Venture Vision Variable Annuity
Wealthmark Variable Annuity
Wealthmark ML3 Variable Annuity
You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:
John Hancock Life Insurance Company (U.S.A.)
John Hancock Annuities Service Center
Overnight Mail Address	Mailing Address
410 University Avenue, STE 55444 Westwood, MA 02090 1-800-344-1029	PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities

General Information and History
John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Separate Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 410 University Avenue – Suite 55444, Westwood, MA 02090; and its website address is www.johnhancock.com/annuities. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.
The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.
Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
Accumulation Unit Value Tables
The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.
Services
Independent Registered Public Accounting Firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2020, and for each of the two years in the period ended December 31, 2020, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Servicing Agent
DXC Technology (formerly Computer Sciences Corporation “CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:
•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
•	semimonthly commission statements;
•	monthly summaries of agent production and daily transaction reports;
•	semiannual statements for Contract Owners; and
•	annual Contract Owner tax reports.
We pay DXC $2.56 million for 2021, plus certain other fees for the services provided.
1

Principal Underwriter
John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2020, 2019, and 2018, were $171,491,829, $191,144,402, and $210,202,441, respectively.
Special Compensation and Reimbursement Arrangements
The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.
The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.
Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Wwners, but we expect to recoup it through the fees and charges imposed under the Contract.
We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock’s annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements with these particular firms.
We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.
Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, received additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.
2

The following list includes the names of member firms of the Financial Industry Regulatory Authority (“FINRA”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2020) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:
Name of Firm
DISTRIBUTOR
Edward Jones Co., L.P.
LPL Financial Corp.
Morgan Stanley Smith Barney Network
UBS Financial Services, Inc.
Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2341(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.
We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.
Sales and Asset Based Payments
We may, directly or through JHD, make or have made revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or given us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.
The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.
Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.
Sales-Based Payments primarily created incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay or have paid a firm either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments
We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.
3

Other Payments
We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may have included seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may have contributed to, as well as sponsored, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may have received prizes such as merchandise, cash, or other awards.
Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.
Additional Information on Section 403(b)
Plans or Tax-Sheltered Annuities
Restrictions on Section 403(b) Plans
Tax-sheltered annuity contracts must contain restrictions on withdrawals of:
•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.
These amounts can be paid only if the employee has reached age 59½, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Under certain circumstances, amounts may be withdrawn if the employee is a reservist who has been called to active duty (see section 72(t)(2)(G) of the Code). Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.
Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.
In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59½, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)
4

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Restrictions under the Texas Optional Retirement Program
Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:
•	termination of employment in all Texas public institutions of higher education;
•	retirement;
•	death; or
•	the participant’s turning age 70½.
Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.
Legal and Regulatory Matters
There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:
•	the Separate Account; or
•	the ability of the principal underwriter to perform its contract with the Separate Account; or
•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.
5

Appendix A: Audited Financial Statements
A-1

AUDITED STATUTORY - BASIS FINANCIAL STATEMENTS John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2020, 2019 and 2018 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2020, 2019 and 2018

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2020, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

1

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 31, 2021

2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2020	2019
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$49,194	$47,193
Stocks:
Preferred stocks	36	15
Common stocks	1,082	1,050
Investments in affiliates	2,879	2,824
Mortgage loans on real estate	11,573	11,647
Real estate:
Company occupied	151	161
Investment properties	4,058	4,045
Cash, cash equivalents and short-term investments	6,620	3,816
Policy loans	2,765	2,888
Derivatives	20,197	13,049
Receivable for collateral on derivatives	210	154
Receivable for securities	1	2
Other invested assets	9,388	9,487
Total cash and invested assets	108,154	96,331
Investment income due and accrued	775	701
Premiums due	49	77
Amounts recoverable from reinsurers	360	216
Funds held by or deposited with reinsured companies	2,890	3,042
Other reinsurance receivable	284	225
Amounts due from affiliates	171	246
Other assets	1,981	1,720
Assets held in separate accounts	151,488	140,747
Total admitted assets	$266,152	$243,305

The accompanying notes are an integral part of these statutory-basis financial statements.

3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2020	2019
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$68,229	$65,942
Policyholders’ and beneficiaries’ funds	2,494	2,260
Consumer notes	138	138
Dividends payable to policyholders	348	376
Policy benefits in process of payment	577	456
Other amount payable on reinsurance	502	545
Other policy obligations	40	46
Total policy and contract obligations	72,328	69,763
Payable to parent and affiliates	2,725	1,934
Transfers to (from) separate account, net	(325)	(323)
Asset valuation reserve	2,888	2,798
Reinsurance in unauthorized companies	55	190
Funds withheld from unauthorized reinsurers	167	161
Interest maintenance reserve	1,795	1,557
Net deferred tax liability	79	101
Derivatives	13,303	7,297
Payables for collateral on derivatives	2,096	828
Payables for securities	192	520
Funds held under coinsurance	8,904	8,074
Other general account obligations	1,449	1,182
Obligations related to separate accounts	151,488	140,747
Total liabilities	257,144	234,829

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2020 and 2019)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2020 and 2019)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	585	585
Unassigned surplus	5,199	4,667
Total capital and surplus	9,008	8,476
Total liabilities and capital and surplus	$266,152	$243,305

The accompanying notes are an integral part of these statutory-basis financial statements.

4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2020	2019	2018
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$11,667	$14,948	$5,816
Consideration for supplementary contracts with life contingencies	141	145	132
Net investment income	4,095	4,406	4,665
Amortization of interest maintenance reserve	149	151	179
Commissions and expense allowance on reinsurance ceded	593	638	468
Reserve adjustment on reinsurance ceded	(4,593)	(7,575)	(7,820)
Separate account administrative and contract fees	1,683	1,711	1,786
Other revenue	71	145	193
Total premiums and other revenues	13,806	14,569	5,419

Benefits paid or provided:
Death, surrender and other contract benefits, net	12,880	12,851	12,322
Annuity benefits	787	1,122	1,735
Disability and long-term care benefits	943	853	801
Interest and adjustments on policy or deposit-type funds	48	32	(52)
Payments on supplementary contracts with life contingencies	210	207	203
Increase (decrease) in life and long-term care reserves	2,297	1,863	(5,078)
Total benefits paid or provided	17,165	16,928	9,931

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	975	1,052	1,078
General expenses	972	1,041	1,186
Insurance taxes, licenses and fees	149	159	167
Net transfers to (from) separate accounts	(6,427)	(7,050)	(7,616)
Investment income ceded	2,664	1,577	1,052
Other (income) deductions	(264)	20	(459)
Total insurance expenses and other deductions	(1,931)	(3,201)	(4,592)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(1,428)	842	80
Dividends to policyholders	92	110	111
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(1,520)	732	(31)
Federal income tax expense (benefit)	(64)	(286)	(725)
Income (loss) from operations before net realized capital gains (losses)	(1,456)	1,018	694

Net realized capital gains (losses)	2,066	198	340
Net income (loss)	$610	$1,216	$1,034

The accompanying notes are an integral part of these statutory-basis financial statements.

5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2018	$5	$3,219	$585	$4,300	$8,109
Net income (loss)				1,034	1,034
Change in net unrealized capital gains (losses)				(220)	(220)
Change in net deferred income tax				(17)	(17)
Decrease (increase) in non-admitted assets				43	43
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				125	125
Dividend paid to parent				(600)	(600)
Change in surplus as a result of reinsurance				380	380
Other adjustments, net			-	13	13
Balances at December 31, 2018	5	3,219	585	5,061	8,870

Net income (loss)				1,216	1,216
Change in net unrealized capital gains (losses)				397	397
Change in net deferred income tax				(78)	(78)
Decrease (increase) in non-admitted assets				(46)	(46)
Change in liability for reinsurance in unauthorized reinsurance				(189)	(189)
Decrease (increase) in asset valuation reserves				(817)	(817)
Dividend paid to parent				(845)	(845)
Change in surplus as a result of reinsurance				(29)	(29)
Other adjustments, net			-	(3)	(3)
Balances at December 31, 2019	5	3,219	585	4,667	8,476

Net income (loss)				610	610
Change in net unrealized capital gains (losses)				683	683
Change in net deferred income tax				149	149
Decrease (increase) in non-admitted assets				(95)	(95)
Change in liability for reinsurance in unauthorized reinsurance				135	135
Change in reserve due to change in valuation basis				20	20
Decrease (increase) in asset valuation reserves				(90)	(90)
Dividend paid to parent				(975)	(975)
Change in surplus as a result of reinsurance				85	85
Other adjustments, net			-	10	10
Balances at December 31, 2020	$5	$3,219	$585	$5,199	$9,008

The accompanying notes are an integral part of these statutory-basis financial statements.

6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2020	2019	2018
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$14,021	$15,079	$13,901
Net investment income received	4,139	4,394	4,828
Separate account fees	1,683	1,711	1,786
Commissions and expenses allowance on reinsurance ceded	593	638	468
Miscellaneous income	304	207	668
Benefits and losses paid	(19,600)	(23,052)	(22,601)
Net transfers from (to) separate accounts	6,462	7,038	7,670
Commissions and expenses (paid) recovered	(4,808)	(3,467)	(3,763)
Dividends paid to policyholders	(120)	(127)	(126)
Federal and foreign income and capital gain taxes (paid) recovered	(479)	677	(617)
Net cash provided by (used in) operating activities	2,195	3,098	2,214

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	18,253	15,032	22,532
Stocks	203	142	566
Mortgage loans on real estate	919	1,698	880
Real estate	315	106	2,507
Other invested assets	1,054	1,558	2,066
Derivatives	1,969	-	-
Net gains (losses) on cash, cash equivalents and short term investments	18	1	(4)
Total investment proceeds	22,731	18,537	28,547

Cost of investments acquired:
Bonds	21,825	17,230	25,992
Stocks	118	105	114
Mortgage loans on real estate	830	1,261	1,975
Real estate	216	359	213
Other invested assets	1,307	1,354	2,530
Derivatives	-	139	12
Total cost of investments acquired	24,296	20,448	30,836
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	885	(395)	(547)
Net (increase) decrease in policy loans	123	(100)	(62)
Net cash provided by (used in) investment activities	(557)	(2,406)	(2,898)

Financing and miscellaneous activities
Borrowed funds	497	(10)	(42)
Net deposits (withdrawals) on deposit-type contracts	233	(135)	(288)
Dividend paid to Parent	(975)	(845)	(600)
Other cash provided (applied)	1,411	1,126	471
Net cash provided by (used in) financing and miscellaneous activities	1,166	136	(459)

Net increase (decrease) in cash, cash equivalents and short-term investments	2,804	828	(1,143)
Cash, cash equivalents and short-term investments at beginning of year	3,816	2,988	4,131
Cash, cash equivalents and short-term investments at end of year	$6,620	$3,816	$2,988

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$2,166	$(109)	$7,873
Transfer of invested assets related to reinsurance transactions and other affiliate transactions, net	(2,166)	109	(7,873)

The accompanying notes are an integral part of these statutory-basis financial statements.

7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. Effective March 31, 2018, the Company discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”), as well as a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

The Company’s results and operations have been and may continue to be adversely impacted by the COVID-19 pandemic and the recent economic downturn. The adverse effects include but are not limited to significant volatility in equity markets and decline in interest rates, increase in credit risk, strain on commodity markets, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and how long they will continue have introduced additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2020, 2019 and 2018, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2020 and 2019, the Company held reserves of $ 1,055 million and $ 1,032 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Reserves and assumptions for policies following Valuation Manual 20 (“VM-20”) or Valuation Manual 21 (“VM-21”) will be outlined in the Company’s principle-based reserving (“PBR”) Actuarial Report, following Valuation Manual 31 (“VM-31”).

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Reserving Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2020 and 2019. Reserves at December 31, 2020 and 2019 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•	Reserves for variable deferred annuity contracts are calculated in accordance with Valuation Manual 21 (“VM-21”) which has replaced Actuarial Guideline 43 (“AG-43”).

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 14% and 15% of the Company’s aggregate reserve for life contracts at December 31, 2020 and 2019, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l)

12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2020 and 2019, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

Effective January 1, 2020, NAIC Valuation Manual 21 (“VM-21”) – Requirements for Principle-Based Reserves for Variable Annuities was adopted as the new statutory reserving standard replacing Actuarial Guideline 43 (“AG43”) – Commissioners Annuity Reserve Valuation Method (“CARVM”) for Variable Annuities. The requirement is applicable to all variable annuity business in force. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation margin payment to be collateral or a legal settlement. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company has not elected hedge accounting under SSAP 108.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 - Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the NAIC Valuation Manual – 20 (“VM-20”). Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies were allowed to defer adoption for three years until January 1, 2020. The Company had adopted VM-20 for certain products launched in 2018 and 2019. As of January 1, 2020, VM-20 was implemented for all new life insurance contracts. Adoption of VM-20 is on a prospective basis, therefore, there is no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

In April 2020, the NAIC adopted INT 20-1 Reference Rate Reform as an interpretation of statutory accounting guidance to incorporate the US GAAP guidance from ASU 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. The effective date of this guidance begins on March 12, 2020 and sunsets on Dec 31, 2022. The guidance provides limited period elective application of accounting relief (expedients) to address the direct effects from the reference rate reform on affected contracts and hedging relationships. The Company is currently assessing which expedients to adopt and the impact of this guidance on its financial statements.

15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative. The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions. On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and Credit for Reinsurance Model Regulation (#786), which implement the reinsurance collateral provisions of the Covered Agreements with the European Union (EU) and the United Kingdom (UK). These revisions create a new type of jurisdiction, which is called a Reciprocal Jurisdiction and eliminate reinsurance collateral requirements and local presence requirements for EU and UK reinsurers that maintain a minimum amount of own-funds equivalent to $250 million and a solvency capital requirement (SCR) of 100% under Solvency II. The revisions also provide Reciprocal Jurisdiction status for accredited U.S. jurisdictions and Qualified Jurisdictions if they meet certain requirements in the credit for reinsurance models. U.S. states must adopt these revisions prior to September 1, 2022 or face potential federal preemption by the Federal Insurance Office. To avoid preemption, the laws must be enacted prior to September 1, 2022, and must adhere exactly to the models as they have been adopted by the NAIC. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement. The Company is assessing the impact on the Company’s financial position, results of operations, and financial statement disclosures.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2020, 2019 and 2018.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2020:
U.S. government and agencies	$4,323	$381	$(77)	$4,627
States and political subdivisions	2,915	756	(1)	3,670
Foreign governments	2,456	82	(5)	2,533
Corporate bonds	33,455	6,791	(44)	40,202
Mortgage-backed and asset-backed securities	6,045	992	(4)	7,033

Total bonds	$49,194	$9,002	$(131)	$58,065

December 31, 2019:
U.S. government and agencies	$3,468	$225	$(37)	$3,656
States and political subdivisions	2,661	509	(3)	3,167
Foreign governments	2,372	70	(10)	2,432
Corporate bonds	32,496	4,123	(58)	36,561
Mortgage-backed and asset-backed securities	6,196	601	(2)	6,795

Total bonds	$47,193	$5,528	$(110)	$52,611

16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2020, by contractual maturity, is as follows:

	Carrying Value	Fair Value

(in millions)
Due in one year or less	$893	$910
Due after one year through five years	6,205	6,601
Due after five years through ten years	8,319	9,336
Due after ten years	27,732	34,185
Mortgage-backed and asset-backed securities	6,045	7,033

Total	$49,194	$58,065

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2020	2019

(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$305	$211
Bonds and cash pledged in support of exchange-traded futures	601	344
Bonds and cash pledged in support of cleared interest rate swaps	1,058	880

Total fair value	$1,964	$1,435

At carrying value:
Bonds on deposit with government authorities	$14	$14
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	92	93
Pledged collateral under reinsurance agreements	2,899	2,755

Total carrying value	$3,005	$2,862

At December 31, 2020 and 2019, the Company held below investment grade corporate bonds of $2,968 million and $2,412 million, with an aggregate fair value of $3,116 million and $2,508 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2020

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

51817TAB8	$29	$24	$5	$24	$21
	-	-	-	-	-
	-	-	-	-	-

Total	$29	$24	$5	$24	$21

Year Ended December 31, 2019

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2020:
U.S. government and agencies	$2,208	$(77)	$-	$-	$2,208	$(77)
States and political subdivisions	57	(1)	-	-	57	(1)
Foreign governments	-	-	54	(5)	54	(5)
Corporate bonds	1,018	(33)	175	(11)	1,193	(44)
Mortgage-backed and asset-backed securities	238	(4)	9	-	247	(4)

Total	$3,521	$(115)	$238	$(16)	$3,759	$(131)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2019:
U.S. government and agencies	$1,619	$(36)	$63	$(1)	$1,682	$(37)
States and political subdivisions	110	(3)	-	-	110	(3)
Foreign governments	-	-	49	(10)	49	(10)
Corporate bonds	1,074	(12)	512	(46)	1,586	(58)
Mortgage-backed and asset-backed securities	57	(1)	139	(1)	196	(2)

Total	$2,860	$(52)	$763	$(58)	$3,623	$(110)

At December 31, 2020 and 2019, there were 146 and 172 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $56 million and $29 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2020, 2019 and 2018, realized capital losses include $112 million, $27 million, and $72 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 52, 13, and 21 securities, respectively.

19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The total recorded investment in restructured corporate bonds at December 31, 2020, 2019 and 2018 was $0 million, $0 million, and $0 million, respectively. There were 0, 1, and 1 restructured corporate bonds for which an impairment was recognized during 2020, 2019 and 2018, respectively. The Company accrues interest income on impaired securities to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2020	2019	2018

(in millions)
Proceeds	$16,955	$12,389	$28,102
Realized gross gains	625	356	729
Realized gross losses	(67)	(50)	(407)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2020 and 2019.

Affiliate Transactions

In 2020, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $178 million and fair value of $206 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2020, the Company sold certain bonds to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds had a book value of $99 million and fair value of $98 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $304 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $76 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $65 million.

In 2019, the company seeded certain bonds to an affiliate, JHFLLC. These bonds had a book value of $63 million and fair value of $62 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $893 million and fair value of $943 million. The Company recognized $50 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $82 million and fair value of $93 million. The Company recognized $11 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $121 million and fair value of $130 million. The Company recognized $9 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $123 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $98 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $1,088 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Ltd (“MRBL”), for $109 million in lieu of a reinsurance cash settlement.

20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2019, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $27 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $3 million.

In 2018, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $449 million and fair value of $501 million. The Company recognized $52 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $293 million and fair value of $313 million. The Company recognized $20 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds and stocks to an affiliate, JHFLLC. These bonds and stocks had a book value of $53 million and fair value of $53 million. The Company did not recognize any pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $647 million.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $48 million.

21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2020:
Preferred stocks:
Nonaffiliated	$29	$7	$-	$36
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	698	399	(15)	1,082
Affiliates*	1,589	1,290	-	2,879
Total stocks	$2,316	$1,696	$(15)	$3,997

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
Preferred stocks:
Nonaffiliated	$15	$4	$-	$19
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	784	283	(17)	1,050
Affiliates*	1,589	1,235	-	2,824
Total stocks	$2,388	$1,522	$(17)	$3,893

*Affiliates - fair value represents the carrying value

At December 31, 2020 and 2019, there were 73 and 120 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $4 million at December 31, 2020 and 2019, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2020, 2019 and 2018, realized capital losses include $18 million, $7 million, and $11 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 144, 132, and 95 securities, respectively. These are primarily made up of impairments on public and private common stocks.

22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2018, the Company sold certain common stocks to an affiliate, MRBL. These stocks had a book value of $264 million and fair value of $306 million. The Company recognized $42 million in pre-tax realized gains.

Mortgage Loans on Real Estate

At December 31, 2020 and 2019, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

  December 31, 2020:

Property Type	Carrying Value
(in millions)
Apartments	$2,904
Industrial	838
Office buildings	2,855
Retail	3,165
Agricultural	-
Agribusiness	140
Mixed use	7
Other	1,668
Allowance	(4)

Total mortgage loans on real estate	$11,573

  December 31, 2019:

Property Type	Carrying Value
(in millions)
Apartments	$2,863
Industrial	752
Office buildings	3,073
Retail	3,263
Agricultural	-
Agribusiness	223
Mixed use	7
Other	1,470
Allowance	(4)

Total mortgage loans on real estate	$11,647

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,358
East South Central	234
Middle Atlantic	1,861
Mountain	630
New England	610
Pacific	3,696
South Atlantic	2,119
West North Central	319
West South Central	743
Canada / Other	7
Allowance	(4)

Total mortgage loans on real estate	$11,573

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,453
East South Central	276
Middle Atlantic	1,700
Mountain	538
New England	633
Pacific	3,710
South Atlantic	2,275
West North Central	325
West South Central	737
Canada / Other	4
Allowance	(4)

Total mortgage loans on real estate	$11,647

The aggregate mortgages outstanding to any one borrower do not exceed $461 million.

During 2020, the respective maximum and minimum lending rates for commercial mortgage loans issued were 4.52% and 2.21%. The Company issued no agricultural loans during 2020 or 2019. The Company issued no purchase money mortgages in 2020 and 2019. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0

23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

million, $0 million, and $0 million at December 31, 2020, 2019 and 2018, respectively. The average recorded investment in impaired loans was $10 million, $39 million, and $56 million at December 31, 2020, 2019 and 2018, respectively. The Company recognized $1 million, $3 million, and $4 million of interest income during the period the loans were impaired for the years ended December 31, 2020, 2019 and 2018, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2020:
Recorded Investment
Current	$239	$-	$11,171	$167	$11,577
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2019:
Recorded Investment
Current	$349	$-	$11,165	$137	$11,651
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2020 and 2019. The Company was not a participant or co-lender in a mortgage loan agreement in 2020 and 2019.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2020	2019

(in millions)
AAA	$305	$335
AA	2,975	2,845
A	5,137	5,169
BBB	2,536	3,145
BB	609	147
B and lower and unrated	11	6

Total	$11,573	$11,647

24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2019, the Company sold certain mortgages to an affiliate, John Hancock GA Mortgage Trust (“JHGMT”). These mortgages had a book value of $785 million and fair value of $800 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $119 million.

In 2018, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $8 million and fair value of $8 million at the date of the transaction. The Company recognized $0 million in pre-tax realized losses before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHNY, for $105 million.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,

	2020	2019

(in millions)
Properties occupied by the company	$195	$239
Properties held for the production of income	5,088	4,996
Properties held for sale	-	-
Less accumulated depreciation	(1,074)	(1,029)

Total	$4,209	$4,206

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2020, 2019 and 2018, respectively.

On December 3, 2020, the Company sold real estate previously classified as properties occupied by the Company. The real estate property had a book value of $13 million and fair value of $177 million which resulted in pre-tax realized gains to operations of $164 million.

Affiliate Transactions

On June 30, 2020, the Company committed to invest an additional $100 million into Hancock U.S Real Estate Fund, L.P. (“HUSREF”). As of December 31, 2020, the Company funded $60 million of the commitment.

In 2018, the Company entered into a joint venture arrangement with the University of California Board of Regents (“UC”). As part of this arrangement, the Company sold six U.S. commercial real estate properties and one other invested asset with the characteristics of real estate to Broadway Green LLC, Broadway Wacker LLC and Broadway Congress LLC, all joint venture entities formed by UC. The Company provides management services to these joint ventures and owns 10% of their equity. The real estate properties had a book value of $728 million and fair value of $985 million which resulted in pre-tax realized gains to operations of $231 million (after 10% deferral of realized gain).

25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2020 and 2019.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $21 million, $97 million, and $39 million of impairments on partnerships and LLCs during the years ended December 31, 2020, 2019 and 2018, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2020, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $55 million.

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $451 million and fair value of $459 million which resulted in a gain to operations of $8 million.

In 2019, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $35 million.

In 2018, the Company entered into an agreement to launch John Hancock Infrastructure Fund, LP (the “Fund”), a closed-end pooled fund that will offer investors the opportunity to invest alongside the Company in a targeted infrastructure strategy focused primarily on U.S investments. The fund was seeded with the partial sale of 9 assets owned by the Company. The assets sold had a book value of $1,045 million and fair value of $1,094 million which resulted in a gain to operations of $49 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHNY, for $4 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHLH, for $9 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings I (“JHPH I”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings II (“JHPH II”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $6 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2020 or 2019.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2020 and 2019, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2020 and 2019.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2020 or 2019.

27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2020	2019	2018

(in millions)
Income:
Bonds	$2,135	$2,117	$2,279
Preferred stocks	-	-	-
Common stocks	17	125	126
Mortgage loans on real estate	566	569	594
Real estate	461	432	638
Policy loans	177	188	175
Cash, cash equivalents and short-term investments	20	45	38
Other invested assets	783	920	1,069
Derivatives	493	519	427
Other income	7	-	(21)

Total investment income	4,659	4,915	5,325

Expenses
Investment expenses	(372)	(331)	(424)
Investment taxes, licenses and fees, excluding federal income taxes	(55)	(51)	(76)
Investment interest expense	(44)	(42)	(48)
Depreciation on real estate and other invested assets	(93)	(85)	(112)

Total investment expenses	(564)	(509)	(660)

Net investment income	$4,095	$4,406	$4,665

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2020	2019	2018

(in millions)
Realized capital gains (losses)	$3,010	$735	$730
Less amount transferred to the IMR (net of related tax benefit (expense) of $(174) in 2020, $(89) in 2019, and $2 in 2018)	653	336	(6)

Realized capital gains (losses) before tax	2,357	399	736
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	291	201	396

Net realized capital gains (losses)	$2,066	$198	$340

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts.    Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2020

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,359	$-	$-	$287	$195
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	5,217	-	-	766	367
	Foreign currency swaps	321	27	-	38	1
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	3,310	-	-	457	49
	Equity total return swaps	41	-	-	3	-

Total Derivatives in Effective Hedge Accounting Relationships		$10,248	$27	$-	$1,551	$612

Other Hedging Relationships
	Interest rate swaps	$128,049	$16,628	$12,731	$16,628	$12,731
	Interest rate treasury locks	12,270	2,120	168	2,120	168
	Interest rate options	7,512	479	-	479	-
	Interest rate futures	10,281	-	-	-	-
	Foreign currency swaps	1,413	441	376	441	376
	Foreign currency forwards	655	31	10	31	10
	Foreign currency futures	835	-	-	-	-
	Equity total return swaps	374	15	17	15	17
	Equity index options	6,168	456	1	456	1
	Equity index futures	4,723	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$172,280	$20,170	$13,303	$20,170	$13,303

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$762	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$4,276	$-	$-	$762	$-

Total Derivatives		$186,804	$20,197	$13,303	$22,483	$13,915

31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2019

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,570	$-	$-	$260	$142
	Foreign currency swaps	14	-	3	-	4
Cash flow hedges	Interest rate swaps	6,050	-	-	666	386
	Foreign currency swaps	322	34	-	46	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	2,114	-	-	170	23
	Equity total return swaps	41	-	-	8	-

Total Derivatives in Effective Hedge Accounting Relationships		$10,111	$34	$3	$1,150	$555

Other Hedging Relationships
	Interest rate swaps	$130,584	$10,762	$6,884	$10,762	$6,884
	Interest rate treasury locks	12,529	1,200	84	1,200	84
	Interest rate options	8,247	304	-	304	-
	Interest rate futures	7,784	-	-	-	-
	Foreign currency swaps	1,423	387	313	387	313
	Foreign currency forwards	540	4	1	4	1
	Foreign currency futures	843	-	-	-	-
	Equity total return swaps	310	12	9	12	9
	Equity index options	5,295	346	3	346	3
	Equity index futures	4,586	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$172,141	$13,015	$7,294	$13,015	$7,294

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$268	$122
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$4,276	$-	$-	$268	$122

Total Derivatives		$186,528	$13,049	$7,297	$14,433	$7,971

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2020, 2019 and 2018, respectively, the Company recorded unrealized gains (losses) of $376 million, $278 million, and $231 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the year ended December 31, 2020, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 26 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2020, 2019 and 2018 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,

	2020	2019	2018

(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$19	$(171)	$(193)
Interest rate treasury locks	836	916	(417)
Interest rate options	204	89	(35)
Interest rate futures	92	(379)	212
Foreign currency swaps	7	18	-
Foreign currency forwards	16	(2)	6
Foreign currency futures	(3)	5	(11)
Equity total return swaps	(4)	(15)	9
Equity index options	122	177	(133)
Equity index futures	(48)	(169)	121
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$1,241	$469	$(441)

Net realized capital gain (loss):
Interest rate swaps	$19	$11	$(225)
Interest rate treasury locks	1,240	428	43
Interest rate options	(3)	(17)	(5)
Interest rate futures	723	873	(411)
Foreign currency swaps	4	6	4
Foreign currency forwards	(17)	21	(16)
Foreign currency futures	(40)	18	61
Equity total return swaps	6	(17)	(2)
Equity index options	76	(1)	49
Equity index futures	(238)	(944)	157
Credit default swaps	-	1	-

Total net realized capital gain (loss)	$1,770	$379	$(345)

Total gain (loss) from derivatives in other hedging relationships	$3,011	$848	$(786)

The table above does not include unrealized gains (losses) of ($2) million, $17 million, ($28) million and realized gains (losses) of $0 million, $6 million and $12 million for the years ended December 31, 2020, 2019 and 2018, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of $144 million, $36 million, and ($229) million (including $31 million,$23 million, and ($226) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2020, 2019 and 2018, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company had no CDS protection sold at December 31, 2020 and 2019.

The Company held no purchased credit protection at December 31, 2020 and 2019. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2020 and 2019, the Company accepted collateral consisting of cash of $2,096 million and $828 million, and various securities with a fair value of $7,166 million and $6,105 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due

(in millions)
2021	$143
2022	-
2023	-
2024	-
Thereafter	-

Total Future Settled Premiums	$143

35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums

(in millions)
Prior Year	$98	$64	$162
Current Year	$143	$92	$235

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which is recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2020 and 2019, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $367 million and $310 million, respectively.

The Company has entered into equity total return swap agreements with MLI which is recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2020 and 2019, the equity total return swap agreements with MLI had a fair value of $10 million and $17 million.

The Company has entered into a foreign currency forward agreement with John Hancock Funding Company, LLC (“JHF LLC”), which is recorded at fair value. JHF LLC utilizes the foreign currency forward to hedge currency exposure on a non-functional currency asset. The Company has also entered into a foreign currency forward with an external counterparty, which offsets the foreign currency forward agreement with JHF LLC. As of December 31, 2020 and 2019, the foreign currency forwards with JHF LLC and the external counterparty had offsetting fair values of $2 million and $0 million.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs

36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change

38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2020

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$16	$16	$-	$-	$16	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	16	16	-	-	16	-
Preferred stocks:
Industrial and misc	16	16	-	-	16	-

Total preferred stocks	16	16	-	-	16	-
Common stocks:
Industrial and misc	1,082	1,082	994	-	88	-

Total common stocks	1,082	1,082	994	-	88	-
Derivatives:
Interest rate swaps	16,628	16,628	-	16,628	-	-
Interest rate treasury locks	2,120	2,120	-	117	2,003	-
Interest rate options	479	479	-	133	346	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	441	441	-	441	-	-
Foreign currency forwards	31	31	-	31	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	15	15	-	-	15	-
Equity index options	456	456	-	456	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	20,170	20,170	-	17,806	2,364	-
Assets held in separate accounts	151,488	151,488	146,818	2,884	1,786	-

Total assets	$172,772	$172,772	$147,812	$20,690	$4,270	$-

Liabilities:
Derivatives:
Interest rate swaps	$12,731	$12,731	$-	$12,731	$-	$-
Interest rate treasury locks	168	168	-	31	137	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	376	376	-	376	-	-
Foreign currency forwards	10	10	-	10	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	17	17	-	-	17	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,303	13,303	-	13,149	154	-
Liabilities held in separate accounts	151,488	151,488	146,818	2,884	1,786	-

Total liabilities	$164,791	$164,791	$146,818	$16,033	$1,940	$-

40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$5	$5	$-	$-	$5	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	5	5	-	-	5	-
Preferred stocks:
Industrial and misc	3	3	-	-	3	-

Total preferred stocks	3	3	-	-	3	-
Common stocks:
Industrial and misc	1,050	1,050	961	-	89	-

Total common stocks	1,050	1,050	961	-	89	-
Derivatives:
Interest rate swaps	10,762	10,762	-	10,737	25	-
Interest rate treasury locks	1,200	1,200	-	229	971	-
Interest rate options	304	304	-	76	228	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	387	387	-	387	-	-
Foreign currency forwards	4	4	-	4	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	12	12	-	-	12	-
Equity index options	346	346	-	346	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,015	13,015	-	11,779	1,236	-
Assets held in separate accounts	140,747	140,747	136,201	2,730	1,816	-

Total assets	$154,820	$154,820	$137,162	$14,509	$3,149	$-

Liabilities:
Derivatives:
Interest rate swaps	$6,884	$6,884	$-	$6,787	$97	$-
Interest rate treasury locks	84	84	-	-	84	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	313	313	-	313	-	-
Foreign currency forwards	1	1	-	1	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	9	9	-	-	9	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	7,294	7,294	-	7,104	190	-
Liabilities held in separate accounts	140,747	140,747	136,201	2,730	1,816	-

Total liabilities	$148,041	$148,041	$136,201	$9,834	$2,006	$-

41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2020

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$49,178	$55,558	$283	$52,342	$2,933
Preferred stocks	20	20	-	-	20
Mortgage loans on real estate	11,573	13,400	-	-	13,400
Cash, cash equivalents and short term investments	6,620	6,620	3,957	2,663	-
Policy loans	2,765	2,765	-	2,765	-
Derivatives in effective hedge accounting and RSAT relationships	27	2,313	-	1,915	398

Total assets	$70,183	$80,676	$4,240	$59,685	$16,751

Liabilities:
Consumer notes	$138	$176	$-	$-	$176
Borrowed money	500	500	-	500	-
Policy reserves	1,205	1,210	-	-	1,210
Policyholders’ and beneficiaries’ funds	790	954	-	954	-
Derivatives in effective hedge accounting and RSAT relationships	-	612	-	563	49

Total liabilities	$2,633	$3,452	$-	$2,017	$1,435

	December 31, 2019

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$47,188	$50,177	$-	$47,652	$2,525
Preferred stocks	12	16	-	-	16
Mortgage loans on real estate	11,647	12,735	-	-	12,735
Cash, cash equivalents and short term investments	3,816	3,816	2,864	952	-
Policy loans	2,888	2,888	-	2,888	-
Derivatives in effective hedge accounting and RSAT relationships	34	1,418	-	1,270	148

Total assets	$65,585	$71,050	$2,864	$52,762	$15,424

Liabilities:
Consumer notes	$138	$162	$-	$-	$162
Borrowed money	-	-	-	-	-
Policy reserves	1,268	1,267	-	-	1,267
Policyholders’ and beneficiaries’ funds	795	960	-	960	-
Derivatives in effective hedge accounting and RSAT relationships	3	677	-	310	367

Total liabilities	$2,204	$3,066	$-	$1,270	$1,796

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,491 million and $2,429 million at December 31, 2020 and 2019, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2020, 2019 and 2018, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2020	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2020
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$5	$-	$-	$-	$12	$-	$(1)	$-	$-	$-	$16
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	5	-	-	-	12	-	(1)	-	-	-	16
Preferred stocks:
Industrial and misc	3	-	-	-	13	-	-	-	-	-	16
Total preferred stocks	3	-	-	-	13	-	-	-	-	-	16
Common stocks:
Industrial and misc	89	2	2	-	2	-	(7)	-	-	-	88
Total common stocks	89	2	2	-	2	-	(7)	-	-	-	88
Net derivatives	1,046	889	1,140	-	-	-	-	(889)	-	24	2,210
Separate account assets/liabilities	1,816	64	-	-	25	-	(119)	-	-	-	1,786
Total	$2,959	$955	$1,142	$-	$52	$-	$(127)	$(889)	$-	$24	$4,116

43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$6	$-	$-	$-	$-	$-	$(1)	$-	$-	$-	$5
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	6	-	-	-	-	-	(1)	-	-	-	5
Preferred stocks:
Industrial and misc	3	-	-	-	-	-	-	-	-	-	3
Total preferred stocks	3	-	-	-	-	-	-	-	-	-	3
Common stocks:
Industrial and misc	111	14	(18)	-	1	-	(19)	-	-	-	89
Total common stocks	111	14	(18)	-	1	-	(19)	-	-	-	89
Net derivatives	290	425	752	-	10	-	-	(425)	-	(6)	1,046
Separate account assets/liabilities	1,804	26	-	-	35	-	(55)	-	6	-	1,816
Total	$2,214	$465	$734	$-	$46	$-	$(75)	$(425)	$6	$(6)	$2,959

44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2018	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2018
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$-	$-	$-	$-	$-	$(1)	$-	$-	$(3)	$6
Impaired mortgage-backed and asset-backed securities	6	1	-	-	-	-	(7)	-	-	-	-
Total bonds with NAIC 6 rating	16	1	-	-	-	-	(8)	-	-	(3)	6
Preferred stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3
Total preferred stocks	-	-	-	-	3	-	-	-	-	-	3
Common stocks:
Industrial and misc	134	44	3	-	4	-	(76)	-	2	-	111
Total common stocks	134	44	3	-	4	-	(76)	-	2	-	111
Net derivatives	728	-	(389)	-	8	-	-	(46)	-	(11)	290
Separate account assets/liabilities	1,844	133	-	-	42	-	(209)	-	3	(9)	1,804
Total	$2,722	$178	$(386)	$-	$57	$-	$(293)	$(46)	$5	$(23)	$2,214

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums earned
Direct	$18,998	$20,649	$20,067
Assumed	522	519	603
Ceded	(7,853)	(6,220)	(14,854)
Net	$11,667	$14,948	$5,816

Benefits to policyholders ceded	$(14,395)	$(15,433)	$(15,881)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2020, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2020, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2020, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $4,725 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(208)	$(233)	$(219)
Premiums assumed	83	93	88
Benefits ceded	(629)	(601)	(594)
Benefits assumed	252	240	238

Other reinsurance receivable (payable)	(1)	-	-
Funds held by or deposited with reinsured companies	2,885	3,038	3,183

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded, net	$-	$(1)	$(2,792)
Benefits ceded, net	(536)	(623)	(541)

Other reinsurance receivable	69	81	96
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% quota share (“QS”) of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $2,520 million and related invested assets of $2,829 million. The Company incurred a pre-tax loss of $72 million net of realized capital gains, including a ceding commission paid of $33 million, and a decrease of $43 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% quota share (“QS”). Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded, net	$-	$-	$(5,317)
Benefits ceded, net	(455)	(474)	(134)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	50	45	20
Other amounts payable on reinsurance	-	-	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $4,292 million and related invested assets of $5,400 million. The Company incurred a pre-tax loss of $914 million net of realized capital gains, including a ceding commission paid of $222 million, and a decrease of $699 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group Limited (“Global Atlantic”) Agreements:

Year ended
December 31,
2020
(in millions)
Premiums ceded, net	$(2,438)
Benefits ceded, net	(8)

Funds held by or deposited with reinsured companies	-
Other reinsurance receivable	2
Other amounts payable on reinsurance	-

Effective July 1, 2020, the Company entered into two agreements to reinsure a block of legacy bank-owned life insurance (“BOLI”) contracts with subsidiaries of the Global Atlantic Financial Group Ltd, a subsidiary of KKR & Co. Inc. The first agreement is a monthly renewable term agreement with Global Atlantic Assurance Limited, domesticated in Bermuda, and the other agreement is a 100% coinsurance arrangement with Commonwealth Annuity & Life Insurance Company, licensed in Michigan. Under the terms of both agreements, the Company will maintain responsibility for servicing the policies. Under the coinsurance arrangement, the transaction was structured such that the Company transferred the policy liabilities of $2,101 million and related invested assets of $2,410 million. The Company incurred a pre-tax gain of $174 million net of realized capital gains, including a ceding commission received of $179 million, and an increase in statutory surplus of $138 million, net of tax, which was deferred and will be amortized over a period of approximately twenty years.

48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. The Company recorded an increase in pre-tax income of $30 million comprised of a cash payment and an increase in surplus of approximately $117 million related to the reversal of certain provisions previously established for the term coinsurance business novated to Hannover Life. The Company is expected to receive approximately $7 million from Hannover Life as settlement for the 2020 net claims recoverable balance. As of December 31, 2020, the Company has established full provisions to offset the reserve credit and net reinsurance receivables for policies not novated to Hannover Life.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded, net	$(138)	$(159)	$(167)
Benefits ceded, net	(439)	(396)	(408)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	59	42	39
Other amounts payable on reinsurance	6	3	5
Treaty settlement received (paid)	171	207	208

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(482)	$(510)	$(501)
Premiums ceded, impact of treaty recaptured	-	-	-
Benefits ceded	(638)	(615)	(573)

Other reinsurance receivable	8	-	13
Other amounts payable on reinsurance	-	-	-
Funds held under coinsurance	8,628	7,771	7,131
Treaty settlement received (paid)	27	5	20

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,589 million and $9,306 million at December 31, 2020 and 2019, respectively. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $8,628 million and $7,766 million at December 31, 2020 and 2019, respectively.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(2,797)	$(3,243)	$(3,763)
Benefits ceded	(8,739)	(10,026)	(10,700)

Other reinsurance receivable	59	7	185
Other amounts payable on reinsurance	287	367	660
Funds withheld from unauthorized reinsurers	167	16	7
Funds held under coinsurance	-	81	143
Treaty settlement received (paid)	867	(448)	178

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on

50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $780 million and $2,063 million as a coinsurance reserve and JHUSA holds $2,199 million and $249 million as a modified coinsurance reserve at December 31, 2020 and 2019, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to VM-21. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $167 million and $16 million at December 31, 2020 and 2019, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions included the transfer from JHUSA of $662 million of policy liabilities. The transactions resulted in a pre-tax gain of $500 million, including a ceding commission received of $500 million, and an increase in surplus of $395 million net of tax, which was deferred and will be amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$30	$(102)	$(133)
Benefits ceded	(579)	(623)	(595)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	-	7	7
Funds withheld from unauthorized reinsurers	-	145	329
Treaty settlement received (paid)	(23)	(30)	(30)

51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further universal life and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure. Effective December 31, 2020, the Company novated universal life policies from MRL to MRBL. The above table includes the 2020 activity with MRL, prior to the novation.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHLH:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(28)	$(27)	$(28)
Premiums assumed	-	-	-
Benefits ceded	(26)	(24)	(22)
Benefits assumed	23	19	19

Other reinsurance receivable	-	1	-
Other amounts payable on reinsurance	6	4	5
Funds held under coinsurance	-	-	-
Treaty settlement received (paid)	(20)	(22)	(23)

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(161)	$(150)	$(135)
Premiums assumed	-	-	-
Benefits ceded	(44)	(22)	(17)
Benefits assumed	-	-	-

Other reinsurance receivable	-	7	-
Other amounts payable on reinsurance	9	-	22
Funds held under coinsurance	276	222	102
Treaty settlement received (paid)	(63)	(6)	(68)

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under

52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2020.

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2020
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,560	$87	$1,647
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,439	87	1,526
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,439	87	1,526
(f) Deferred tax liabilities	1,488	117	1,605
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(49)	$(30)	$(79)

	December 31, 2019
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,534	$69	$1,603
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,413	69	1,482
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,413	69	1,482
(f) Deferred tax liabilities	1,489	94	1,583
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(76)	$(25)	$(101)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$26	$18	$44
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	26	18	44
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	26	18	44
(f) Deferred tax liabilities	(1)	23	22
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$27	$(5)	$22

53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million and $121 million for the years ended December 31, 2020 and 2019, respectively. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not begin to expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2020
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$76	$76

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	196	-	196
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	196	-	196
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,349	-	1,349

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,243	11	1,254

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,439	$87	$1,526

54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$58	$58

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	354	-	354
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	354	-	354
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,269	-	1,269

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,059	11	1,070

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,413	$69	$1,482

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$18	$18

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(158)	-	(158)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(158)	-	(158)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	80	-	80

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	184	-	184

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$26	$18	$44

55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2020	2019

(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	849%	845%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$ 8,997	$ 8,461

Impact of tax planning strategies is as follows:

	December 31, 2020
	(1)	(2)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,439	$87
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,439	$87
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2019
	(3)	(4)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,413	$69
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,413	$69
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$26	$18
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$26	$18
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2020	2019	Change

(in millions)

1. Current income tax
(a) Federal	$(64)	$(286)	$ 222
(b) Foreign	-	-	-

(c) Subtotal	(64)	(286)	222
(d) Federal income tax on net capital gains	291	201	90
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$227	$(85)	$ 312

57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,

	(1)	(2)	(3)
			(Col 1 - 2)
	2020	2019	Change

(in millions)

2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	682	665	17
(4) Investments	103	80	23
(5) Deferred acquisition costs	473	462	11
(6) Policyholder dividends accrual	46	49	(3)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	32	32	-
(9) Pension accrual	21	18	3
(10) Receivables - nonadmitted	62	59	3
(11) Net operating loss carryforward	-	-	-
(12) Tax credit carry-forward	121	121	-
(13) Other (including items <5% of total ordinary tax assets)	20	48	(28)

(99) Subtotal	$1,560	$1,534	$26

(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,439	$1,413	$26

(e) Capital:
(1) Investments	$87	$69	$18
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$87	$69	$18

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$87	$69	$18
(i) Admitted deferred tax assets (2(d)+2(h))	$1,526	$1,482	$44

58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,176	$1,100	$76
(2) Fixed assets	27	18	9
(3) Deferred and uncollected premium	6	12	(6)
(4) Policyholder reserves	208	256	(48)
(5) Other (including items <5% of total ordinary tax liabilities)	71	103	(32)

(99) Subtotal	$1,488	$1,489	$(1)
(b) Capital:
(1) Investments	$117	$94	$23
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$117	$94	$23

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,605	$1,583	$22

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(79)	$(101)	$22

The change in net deferred income taxes is comprised of the following:

	December 31,

	2020	2019	Change

(in millions)

Total deferred tax assets	$1,526	$1,482	$44
Total deferred tax liabilities	1,605	1,583	22

Net deferred tax assets (liabilities)	$(79)	$(101)	$22

Tax effect of unrealized gains and losses			(159)
Tax effect of unrealized foreign exchange gains (losses)			(2)
Other			34

Change in net deferred income taxes			$149

59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,

	2020	2019	2018

(in millions)

Ordinary provisions computed at statutory rate	$67	$221	$(7)
Net realized capital gains (losses) before IMR at statutory rate	246	87	153
Change in nonadmitted assets	-	-	-
Reinsurance	47	(49)	77
Valuation allowance	-	-	-
Tax-exempt income	(18)	(22)	1
Nondeductible expenses	3	2	2
Foreign tax expense gross up	5	6	5
Amortization of IMR	(87)	(32)	(138)
Tax recorded in surplus	(11)	(11)	14
Dividend received deduction	(95)	(134)	(159)
Investment in subsidiaries	(15)	(16)	(18)
Prior year adjustment	(12)	(19)	(69)
Tax credits	(21)	(27)	(23)
Change in tax reserve	1	(13)	33
Pension	-	-	-
Tax rate change	(32)	-	(185)
Other	-	-	2

Total	$78	$(7)	$(312)

Federal and foreign income taxes incurred	$(64)	$(286)	$(725)
Capital gains tax	291	201	396
Change in net deferred income taxes	(149)	78	17

Total statutory income tax expense (benefit)	$78	$(7)	$(312)

As of December 31, 2020, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

(in millions)

Affordable Housing Tax Credits	2007	2027	19
	2008	2028	53
	2009	2029	49

			$ 121

The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $268 million, $0 million and $0 million for the years 2020, 2019 and 2018 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company of New York
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Signature Services Inc.
JH Hostetler LLC	John Hancock Natural Resource Corp.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JH Tulare 8 LLC	PT Timber Inc.
JH Signature Insurance Agency, Inc. (formerly
John Hancock Assignment Company	Signator Insurance Agency Inc.)
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.
John Hancock Funding Company LLC

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from / (payable to) affiliates are $37 million and $52 million at December 31, 2020 and 2019, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2015 with the exception of one issue that is currently in appeals. The audit of tax years 2016-2018 is currently in process.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2020	2019

(in millions)
Balance at beginning of year	$71	$108
Additions based on tax positions related to the current year	1	1
Payments	-	-
Additions for tax positions of prior years	-	-
Reductions for tax positions of prior years	-	(38)

Balance at end of year	$72	$71

Included in the balances as of December 31, 2020 and 2019, are $72 million and $71 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2020 and 2019, are $0 million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million, and ($3) million of interest expense / (benefit) for the years ended December 31, 2020, 2019 and 2018, respectively. The Company had approximately $4 million and $7 million accrued for interest as of December 31, 2020 and 2019, respectively. The Company did not recognize any material penalties for the years ended December 31, 2020, 2019 and 2018.

The Company filed a refund claim with the IRS for the AMT credit carryforward balance that remained as of December 31, 2017. The Company is awaiting the refund and has recorded a current tax recoverable for the full amount of the refundable credit of $243 million.

On March 27, 2020, Congress signed into law the Coronavirus Aid, Relief, and Economic Security Act, (“CARES Act”) in response to the economic fallout of the COVID-19 pandemic in the United States. The CARES Act provided a 5-year carryback for net operating losses arising in tax years 2018, 2019 and 2020 to provide relief to businesses. In 2020, the Company filed a claim with the IRS to carry back 2018 net operating losses to recoup taxes paid in 2017, in lieu of carrying forward to 2019. The effect of the tax rate differential in years 2018 and 2017 (21% vs. 35%, respectively) resulted in a $(32) million benefit on the effective tax rate.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2020, 2019 and 2018, the Company paid ordinary dividends of $975 million, $845 million and $600 million and extraordinary dividends of $0 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2020 and 2019, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $585 million outstanding as of December 31, 2020.    The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2020, 2019 and 2018. Total interest paid through December 31, 2020 was $879 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month London Inter-Bank Offered Rate (“LIBOR”) plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016

62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

was extended to December 14, 2021. Interest expense was $3 million, $5 million, and $5 million for the years ended December 31, 2020, 2019 and 2018, respectively. Total interest paid through December 31, 2020 was $32 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $178 million, $216 million, and $296 million, respectively, for the years ended December 31, 2020, 2019 and 2018.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $688 million, $744 million, and $748 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2020, 2019 and 2018, respectively, the Company received dividends of $21 million, $22 million, and $28 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $72 million, $77 million, and $83 million from JHD, $0 million, $100 million, and $100 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $217 million, $251 million, and $404 million from John Hancock Subsidiaries LLC (“JHS LLC”), and $0 million, $0 million, and $1 million from CLA CRE Opportunity Fund I LP and $0 million, $0 million and $27 million from CIP / MCRT Longview Meadows LLC (“Concord Mews”). These dividends are included in the Company’s net investment income.

During 2018, the Company received a return of capital of $80 million from its 91% ownership of Concord Mews.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2020 and 2019, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $596 million and $586 million at December 31, 2020 and 2019, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar- London

63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,

	2020	2019

(In millions)
The Manufacturers Investment Corporation	$1,262	$320
John Hancock Financial Corporation	53	89
Manulife Reinsurance Limited	23	27
Manulife Reinsurance (Bermuda) Ltd.	185	229
Manulife (Michigan) Reassurance Company	2	7
John Hancock Life & Health Insurance Company	187	228
John Hancock Reassurance Company, Ltd.	172	65
John Hancock Life Insurance Company New York	377	520
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	20	20
John Hancock Subsidiaries LLC	23	18
John Hancock Insurance Agency, Inc.	6	6
Essex Corporation	1	1
John Hancock Signature Services Inc.	8	7
John Hancock Realty Advisors	2	3
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	82	41
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	33	39
Manulife Investment Management Private Markets (US) LLC (formerly Hancock Capital Investment Management LLC)	7	8
John Hancock Retirement Plan Services LLC	23	49
The Berkeley Financial Group, LLC	3	2
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	23	19
JH Networking Insurance Agency, Inc.	2	6
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	43	45
Hancock Natural Resource Group, Inc.	19	35
Hancock Forest Management, Inc.	4	6
John Hancock Personal Financial Services, LLC	7	2
John Hancock Funding Company LLC	10	(4)

Total	$2,577	$1,788

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $383 million, purchase other invested assets of $2,381 million, purchase real estate of $112 million, and issue agricultural and commercial mortgages of $71 million at December 31, 2020. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 34% of these commitments expire in 2021.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. In conjunction with the September 25, 2018 sale of the home office property, the total lease commitment for future years related to the office ground lease was reduced by $343 million. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2021	$9
2022	8
2023	5
2024	3
2025	3
Thereafter	12

Total	$40

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

As of December 31, 2018, the Company recorded a restructuring charge of approximately $56 million, net of tax, primarily related to a voluntary early retirement program as well as costs to optimize our real estate footprint in the United States.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject

65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On March 18, 2019, the court approved the $91 million settlement, and proceeds were distributed beginning in June 2019.

In June 2018, a class action was initiated against the Company in the Southern District of NY on behalf of owners of performance universal life policies first issued between 2003 and 2009 whose policies are subject to a COI increase announced in 2018. This case has been consolidated with an almost identical related class action that was initiated in October 2018 against the Company in the Southern District of New York and was assigned to the same judge. Discovery has commenced in these cases. No hearings on substantive matters have been scheduled. It is too early to assess the range of potential outcomes for these lawsuits.

66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2020

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$356	$241	$1,590	$2,187	2%
At book value less current surrender charge of 5% or more	1	-	-	1	0%
At fair value	144	-	132,278	132,422	86%

Total with adjustment or at fair value	501	241	133,868	134,610	88%
At book value without adjustment (minimal or no charge or adjustment)	4,376	-	-	4,376	3%
Not subject to discretionary withdrawal	14,043	199	239	14,481	9%

Total (gross)	18,920	440	134,107	153,467	100%

Reinsurance ceded	9,493	-	-	9,493

Total (net)	$9,427	$440	$134,107	$143,974

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$-	$-	$1

	December 31, 2019

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$459	$302	$1,567	$2,328	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	123,248	123,248	85%

Total with adjustment or at fair value	461	302	124,815	125,578	87%
At book value without adjustment (minimal or no charge or adjustment)	4,479	-	-	4,479	3%
Not subject to discretionary withdrawal	14,322	205	189	14,716	10%

Total (gross)	19,262	507	125,004	144,773	100%

Reinsurance ceded	10,116	-	-	10,116

Total (net)	$9,146	$507	$125,004	$134,657

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14. Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2020

	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$1
b. Universal Life	4,671	4,610	4,843
c. Universal Life with Secondary Guarantees	15,668	13,900	26,244
d. Indexed Universal Life	464	365	631
e. Indexed Universal Life with Secondary Guarantees	1,861	1,574	2,091
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	17,154	17,154	17,221
h. Variable Life	31	15	24
i. Variable Universal Life	3,068	3,048	2,850
j. Miscellaneous Reserves	-	-	6,624
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,043
b. Accidental Death Benefits	-	-	8
c. Disability - Active Lives	-	-	34
d. Disability - Disabled Lives	-	-	149
e. Miscellaneous Reserves	-	-	285

(3) Total (gross: direct + assumed)	$42,917	$40,666	$64,048
(4) Reinsurance Ceded	11,657	11,148	20,837

(5) Total (net) (3) - (4)	$31,260	$29,518	$43,211

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$2,119	$2,091	$2,118
i. Variable Universal Life	14,302	14,044	14,093
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$16,421	$16,135	$16,211
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$16,421	$16,135	$16,211

68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019

	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	6,018	5,911	6,692
c. Universal Life with Secondary Guarantees	14,070	12,258	24,355
d. Indexed Universal Life	878	627	869
e. Indexed Universal Life with Secondary Guarantees	829	706	735
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	17,608	17,608	18,733
h. Variable Life	-	-	23
i. Variable Universal Life	2,963	2,944	3,054
j. Miscellaneous Reserves	-	-	4,947
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,062
b. Accidental Death Benefits	-	-	9
c. Disability - Active Lives	-	-	43
d. Disability - Disabled Lives	-	-	148
e. Miscellaneous Reserves	-	-	320

(3) Total (gross: direct + assumed)	$42,366	$40,054	$62,990
(4) Reinsurance Ceded	9,223	9,150	19,466

(5) Total (net) (3) - (4)	$33,143	$30,904	$43,524

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$1,957	$1,927	$1,957
i. Variable Universal Life	12,947	12,647	12,697
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$14,904	$14,574	$14,654
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$14,904	$14,574	$14,654

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
(in millions)	2020	2019	2020	2019

Group Annuity Contracts (401K)	$102,008	$91,376	$-	$-
Variable and Fixed Annuities	28,882	30,453	20	20
Life Insurance	16,710	15,022	-	-
Fixed Products - Institutional and stable value fund	2,067	2,009	-	-
Fixed Products - Retail	29	28	285	324
Investments - Funds	1,487	1,515	-	-

Total	$151,183	$140,403	$305	$344

70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2020	$177	$61
2019	$196	$67
2018	$210	$54
2017	$220	$62
2016	$231	$89

The Company had the following variable annuities with guaranteed benefits:

	December 31,

	2020	2019

(in millions, except for ages)
Account value	$29,088	$30,730
Amount of reserve held	2,873	1,000
Net amount at risk - gross	4,757	4,670
Weighted average attained age	70	70

The following assumptions and methodology were used to determine the amounts above at December 31, 2020 and 2019:

●	VM-21 is used in 2020 to determine the aggregate reserve for variable annuity products. Actuarial Guideline 43 (“AG 43”) is used in the 2019 reserve calculations.

●

For 2020, the prescribed Economic Scenario Generator (“ESG”) is used for VM-21, so there are no calibration criteria requirements. The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43 for 2019.

●

In 2020 and 2019, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

●

In 2020 and 2019, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

●	For variable annuities, the applicable swap curve at December 31 is used for discounting each year.

71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,

	2020	2019

(in millions)
Type of Fund
Equity	$26,756	$26,688
Balanced	8,257	8,787
Bonds	5,588	5,634
Money Market	483	360

Total	$41,084	$41,469

Information regarding the separate accounts of the Company is as follows:

	December 31,

	2020			2019

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

(in millions)
Premiums, deposits and other considerations	$-	$13,370	$13,370	$-	$14,538	$14,538

Reserves for accounts with assets at:
Fair value	440	150,318	150,758	507	139,658	140,165
Amortized cost	-	-	-	-	-	-

Total	$440	$150,318	$150,758	$507	$139,658	$140,165

72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,

	2020			2019

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$241	$ 1,590	$1,831	$ 302	$ 1,567	$1,869
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,118	1,118	-	1,240	1,240
At fair value	-	145,636	145,636	-	134,458	134,458
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,735	1,735	-	2,204	2,204

Subtotal	241	150,079	150,320	302	139,469	139,771
Not subject to discretionary withdrawal	199	239	438	205	189	394

Total	$440	$ 150,318	$150,758	$ 507	$ 139,658	$140,165

Amounts transferred to and from separate accounts are as follows:

	December 31,

	2020	2019	2018

(in millions)
Transfers to separate accounts	$18,902	$16,277	$15,071
Transfers from separate accounts	25,329	23,327	22,687

Net transfers to (from) separate accounts	$(6,427)	$(7,050)	$(7,616)

73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

16. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $32 million, $30 million, and $26 million in 2020, 2019 and 2018, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2020, 2019 and 2018, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $333 million and $313 million at December 31, 2020 and 2019, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

During 2018, the Company implemented its North American voluntary early retirement program. The program resulted in the voluntary separation of 229 employees in the U.S. by the end of 2019. A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018. This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2020, 2019 and 2018, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2020 and 2019 was $147 million and $127 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2020 and 2019 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense

74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2020, 2019 and 2018, respectively.

17. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2020, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which was extended to 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2020, the Company had no outstanding borrowings under the agreement.

The Company had a committed line of credit agreement established by MLI totaling $1 billion. MLI committed, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. The committed line of credit expired on March 18, 2018.

At December 31, 2020, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which was extended to 2023. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2020. At December 31, 2020, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2020, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2020, the Company had $115 million outstanding borrowings under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $3 million and $4 million for the years ended December 31, 2020 and 2019.

Pursuant to a revolving promissory note dated November 2, 2020, the Company entered into a line of credit agreement with John Hancock GA Senior Loan Trust (Delaware) (“SL Trust”) totaling up to $50 million. The term of the line of credit will be one year and is expected to be renewed on an annual basis. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 30 basis points per annum and is payable quarterly. At December 31, 2020, the Company had no outstanding borrowings under the agreement.

Effective June 30, 2020, the Company entered into a senior loan facility with The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”). Under the terms of the agreement, the Company may loan up to $750 million to MLI and/or MFAL. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR plus 140 basis points per annum. The loan will be repaid and the facility terminated on or before June 30, 2021. At December 31, 2020, the Company had no outstanding borrowings under the agreement.

Effective April 30, 2020, the Company entered into a short-term loan facility with MLI. Under the terms of the agreement, the Company may loan up to $750 million to MLI at prevailing interest rates in accordance with the loan agreement. Effective June 30, 2020, the loan facility was terminated. The Company had no borrowings under the agreement.

Effective April 17, 2018, the Company entered into a committed line of credit agreement with John Hancock Funding Company LLC, (“JHFLLC”), a wholly-owned subsidiary of JHS LLC, totaling up to $400 million which will expire April 27, 2023. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable quarterly. Effective June 13, 2019, the agreement was terminated, and the Company had no outstanding borrowings under the agreement.

75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2020 and 2019 was $138 million and $138 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2021-$0 million; 2022-$13 million; 2023-$33 million; 2024-$0 million; 2025-$0 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $8 million, $4 million, and $10 million in 2020, 2019 and 2018, respectively. Interest paid amounted to $8 million, $6 million, and $8 million in 2020, 2019 and 2018, respectively.

Affiliated Debt: Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The senior note was fully repaid on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million, $0 million, and $1 million for the years ended December 31, 2020, 2019 and 2018, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2020

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	21	21	-
(c) Activity stock	2	2	-
(d) Excess stock	-	-	-
(e) Aggregate total	$23	$23	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

	December 31, 2019

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$451

FHLBI membership stock of $21 million and $20 million was classified as not eligible for redemption for the years ended December 31, 2020 and 2019, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2020

	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$2,575	$2,191	$500
(b) Separate account	-	-	-

(c) Total collateral pledged	$2,575	$2,191	$500

December 31, 2019

(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing

(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2020

(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(a) General account	$2,701	$2,326	$500
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$2,701	$2,326	$500

	December 31, 2019
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(a) General account	$572	$526	$300
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$572	$526	$300

78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table represents the aggregate amount of borrowing from FHLBI at the end of the year:

December 31, 2020

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$500	$500	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$500	$500	$-	$-

December 31, 2019

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2020 was $500 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2020	2019

(in millions)

Assets:
Bonds	$1,837	$2,145
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	391	429
Real estate	640	668
Cash, cash equivalents and short-term investments	12	5
Policy loans	1,654	1,780
Other invested assets	655	437

Total cash and invested assets	5,189	5,464
Investment income due and accrued	99	113
Premiums due	4	4
Net deferred tax asset	36	35
Other closed block assets	27	7

Total closed block assets	$5,355	$5,623

Obligations:
Policy reserves	5,040	5,346
Policyholders’ and beneficiaries’ funds	54	56
Dividends payable to policyholders	274	295
Policy benefits in process of payment	173	65
Other policy obligations	-	2
Other closed block obligations	194	192

Total closed block obligations	$5,735	$5,956

19. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2020 financial statements through March 31, 2021, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

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A U D I T E D F I N A N C I A L S T A T E M E N T S

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2020

1 of 80

John Hancock Life Insurance Company (U.S.A.)

Separate Account H

Audited Financial Statements

December 31, 2020

2 of 80

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account H

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Separate Account”) as of December 31, 2020, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020 and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

March 31, 2021

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Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account H

500 Index Fund Series I	Health Sciences Trust Series II

500 Index Fund Series II	High Yield Trust Series I

500 Index Fund Series NAV	High Yield Trust Series II

Active Bond Trust Series I	International Equity Index Series I

Active Bond Trust Series II	International Equity Index Series II

American Asset Allocation Trust Series I	International Equity Index Series NAV

American Asset Allocation Trust Series II	International Small Company Trust Series I

American Asset Allocation Trust Series III	International Small Company Trust Series II

American Global Growth Trust Series II	Investment Quality Bond Trust Series I

American Global Growth Trust Series III	Investment Quality Bond Trust Series II

American Growth Trust Series II	Lifestyle Aggressive Portfolio Series I

American Growth Trust Series III	Lifestyle Aggressive Portfolio Series II

American Growth-Income Trust Series I	Lifestyle Balanced Portfolio Series I

American Growth-Income Trust Series II	Lifestyle Balanced Portfolio Series II

American Growth-Income Trust Series III	Lifestyle Conservative Portfolio Series I

American International Trust Series II	Lifestyle Conservative Portfolio Series II

American International Trust Series III	Lifestyle Growth Portfolio Series I

Basic Value Focus	Lifestyle Growth Portfolio Series II

Blue Chip Growth Trust Series I	Lifestyle Growth Portfolio Series NAV

Blue Chip Growth Trust Series II	Lifestyle Moderate Portfolio Series I

Capital Appreciation Trust Series I	Lifestyle Moderate Portfolio Series II

Capital Appreciation Trust Series II	Managed Volatility Aggressive Portfolio Series I

Capital Appreciation Value Trust Series II	Managed Volatility Aggressive Portfolio Series II

Core Bond Trust Series I	Managed Volatility Balanced Portfolio Series I

Core Bond Trust Series II	Managed Volatility Balanced Portfolio Series II

Disciplined Value International Trust Series I	Managed Volatility Conservative Portfolio Series I

Disciplined Value International Trust Series II	Managed Volatility Conservative Portfolio Series II

DWS Equity 500 Index	Managed Volatility Growth Portfolio Series I

Emerging Markets Value Trust Series II	Managed Volatility Growth Portfolio Series II

Emerging Markets Value Trust Series NAV	Managed Volatility Growth Portfolio Series NAV

Equity Income Trust Series I	Managed Volatility Moderate Portfolio Series I

Equity Income Trust Series II	Managed Volatility Moderate Portfolio Series II

Financial Industries Trust Series I	Mid Cap Index Trust Series I

Financial Industries Trust Series II	Mid Cap Index Trust Series II

Fundamental All Cap Core Trust Series II	Mid Cap Stock Trust Series I

Fundamental Large Cap Value Trust Series I	Mid Cap Stock Trust Series II

Fundamental Large Cap Value Trust Series II	Mid Value Trust Series I

Global Allocation	Mid Value Trust Series II

Global Trust Series I	Money Market Trust Series I

Global Trust Series II	Money Market Trust Series II

Health Sciences Trust Series I	Money-Market Trust Series NAV

4 of 80

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account H

Opportunistic Fixed Income Trust Series I	Small Cap Stock Trust Series I

Opportunistic Fixed Income Trust Series II	Small Cap Stock Trust Series II

PIMCO All Asset	Small Cap Value Trust Series I

Real Estate Securities Trust Series I	Small Cap Value Trust Series II

Real Estate Securities Trust Series II	Small Company Value Trust Series I

Science & Technology Trust Series I	Small Company Value Trust Series II

Science & Technology Trust Series II	Strategic Income Opportunities Trust Series I

Select Bond Trust Series I	Strategic Income Opportunities Trust Series II

Select Bond Trust Series II	Total Bond Market Series Trust NAV

Short Term Government Income Trust Series I	Total Bond Market Trust Series II

Short Term Government Income Trust Series II	Total Stock Market Index Trust Series I

Small Cap Index Trust Series I	Total Stock Market Index Trust Series II

Small Cap Index Trust Series II	Ultra Short Term Bond Trust Series I

Small Cap Opportunities Trust Series I	Ultra Short Term Bond Trust Series II

Small Cap Opportunities Trust Series II	Value Opportunities

5 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	500 Index Fund Series I	500 Index Fund Series II	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	American Asset Allocation Trust Series I

Total Assets

Investments at fair value	$148,171,180	$63,007,091	$193,699,071	$24,963,419	$134,054,358	$115,923,490

Units outstanding	4,338,902	1,952,905	5,503,957	1,110,855	6,336,500	4,604,947

Unit value	$34.15	$32.26	$35.19	$22.47	$21.16	$25.17

Shares	3,439,443	1,462,221	4,497,308	2,414,257	12,939,610	9,455,423

Cost	$98,167,901	$46,467,108	$108,976,029	$23,644,935	$127,211,637	$121,474,287

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II	American Growth Trust Series III

Total Assets

Investments at fair value	$888,734,443	$124,837,725	$161,922,073	$31,935,410	$631,753,804	$102,290,185

Units outstanding	36,881,169	4,202,841	4,896,306	803,752	9,062,761	1,953,525

Unit value	$24.10	$29.70	$33.07	$39.73	$69.71	$52.36

Shares	72,490,575	10,174,224	8,236,118	1,616,983	27,384,213	4,410,961

Cost	$898,070,772	$127,263,617	$124,077,112	$24,065,482	$489,260,248	$78,824,499

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	American Growth- Income Trust Series I	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II	American International Trust Series III	Basic Value Focus

Total Assets

Investments at fair value	$110,630,818	$448,300,793	$207,202,763	$274,987,974	$37,552,838	$3,801,122

Units outstanding	2,316,917	10,493,324	5,724,055	7,899,256	1,772,570	74,575

Unit value	$47.75	$42.72	$36.20	$34.81	$21.19	$50.97

Shares	6,971,066	28,391,437	13,089,246	12,855,913	1,759,739	281,148

Cost	$115,765,708	$457,408,385	$213,714,785	$230,645,422	$31,411,959	$3,891,959

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series I

Total Assets

Investments at fair value	$281,322,858	$130,587,339	$196,184,567	$77,120,741	$268,576,891	$61,027,103

Units outstanding	3,051,706	2,083,670	4,197,038	1,156,226	8,471,997	3,183,979

Unit value	$92.19	$62.67	$46.74	$66.70	$31.70	$19.17

Shares	6,996,341	3,393,642	25,813,759	11,738,317	20,163,430	4,288,623

Cost	$226,443,437	$110,344,331	$164,696,472	$59,749,029	$237,829,565	$57,601,272

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Core Bond Trust Series II	DWS Equity 500 Index	Emerging Markets Value Trust Series II	Emerging Markets Value Trust Series NAV	Equity Income Trust Series I	Equity Income Trust Series II

Total Assets

Investments at fair value	$72,608,602	$12,882,761	$29,116,090	$1,416,288	$157,037,005	$101,646,229

Units outstanding	3,960,067	226,313	2,378,818	113,096	2,707,743	3,321,607

Unit value	$18.34	$56.92	$12.24	$12.52	$58.00	$30.60

Shares	5,106,090	515,723	3,010,971	146,614	11,387,745	7,419,433

Cost	$68,651,605	$9,327,360	$29,213,541	$1,453,523	$176,036,419	$111,435,618

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Financial Industries Trust Series I	Financial Industries Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Global Allocation

Total Assets

Investments at fair value	$7,491,699	$11,294,035	$45,549,803	$187,209,581	$137,695,178	$256,269

Units outstanding	275,188	401,819	808,009	5,358,588	4,415,133	9,568

Unit value	$27.22	$28.11	$56.37	$34.94	$31.19	$26.78

Shares	585,747	891,400	1,515,296	7,458,549	5,446,803	13,203

Cost	$7,523,827	$11,259,920	$29,768,796	$133,825,349	$98,661,822	$219,469

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Opportunistic Fixed Income Trust Series I	Opportunistic Fixed Income Trust Series II	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II

Total Assets

Investments at fair value	$23,520,323	$52,730,773	$246,986,185	$22,769,452	$55,264,926	$73,088,651

Units outstanding	672,682	2,390,243	10,891,045	1,001,522	507,410	700,307

Unit value	$34.96	$22.06	$22.68	$22.73	$108.92	$104.37

Shares	1,747,424	3,979,681	11,823,178	1,094,685	1,778,723	2,614,979

Cost	$22,214,149	$49,607,355	$223,113,406	$21,078,594	$45,022,297	$61,889,016

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	High Yield Trust Series I	High Yield Trust Series II	International Equity Index Series I	International Equity Index Series II	International Equity Index Series NAV	International Small Company Trust Series I

Total Assets

Investments at fair value	$52,470,397	$43,033,811	$16,341,810	$18,700,721	$10,546,738	$17,527,207

Units outstanding	2,579,046	1,721,715	876,692	1,033,039	716,913	755,959

Unit value	$20.34	$24.99	$18.64	$18.10	$14.71	$23.19

Shares	9,956,432	7,954,494	835,898	955,093	539,475	1,189,899

Cost	$52,899,622	$42,155,259	$14,206,499	$16,773,515	$8,417,209	$14,654,832

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	International Small Company Trust Series II	Disciplined Value International Trust Series I	Disciplined Value International Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Aggressive Portfolio Series I

Total Assets

Investments at fair value	$11,734,366	$48,831,137	$40,835,450	$123,908,662	$65,360,407	$1,899,672

Units outstanding	528,343	2,344,292	1,851,428	5,425,325	3,146,836	89,886

Unit value	$22.21	$20.83	$22.06	$22.84	$20.77	$21.13

Shares	797,714	3,741,850	3,131,553	10,181,484	5,366,207	117,554

Cost	$10,436,047	$46,629,614	$39,082,329	$116,539,018	$61,108,891	$1,660,593

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Lifestyle Aggressive Portfolio Series II	Lifestyle Balanced Portfolio Series I	Lifestyle Balanced Portfolio Series II	Lifestyle Conservative Portfolio Series I	Lifestyle Conservative Portfolio Series II	Lifestyle Growth Portfolio Series I
Total Assets

Investments at fair value	$6,165,102	$30,797,250	$643,394,206	$13,934,701	$148,066,791	$217,971,904

Units outstanding	299,066	1,654,577	32,992,252	839,087	8,819,903	10,715,429

Unit value	$20.61	$18.61	$19.50	$16.61	$16.79	$20.34

Shares	381,740	1,877,881	39,159,720	965,676	10,246,837	12,252,496

Cost	$5,344,100	$28,167,506	$580,135,864	$13,312,084	$141,118,246	$199,371,282

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Lifestyle Growth Portfolio Series II	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series I	Lifestyle Moderate Portfolio Series II	Managed Volatility Aggressive Portfolio Series I	Managed Volatility Aggressive Portfolio Series II
Total Assets

Investments at fair value	$4,945,661,936	$6,390,488	$11,799,235	$207,119,672	$31,225,266	$54,222,392

Units outstanding	239,969,870	374,692	658,188	11,072,016	1,227,748	2,237,748

Unit value	$20.61	$17.06	$17.93	$18.71	$25.43	$24.23

Shares	277,690,170	359,420	749,634	13,133,778	3,150,885	5,493,657

Cost	$4,508,553,102	$5,859,162	$10,816,363	$191,421,366	$32,329,622	$54,143,938

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series II	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series II	Managed Volatility Growth Portfolio Series I	Managed Volatility Growth Portfolio Series II
Total Assets

Investments at fair value	$339,209,787	$4,116,531,110	$85,809,732	$754,903,335	$344,101,404	$5,699,153,573

Units outstanding	13,557,164	180,491,230	3,517,969	37,110,077	14,833,759	253,020,941

Unit value	$25.02	$22.81	$24.39	$20.34	$23.20	$22.52

Shares	29,091,748	355,793,527	7,384,659	65,529,803	28,603,608	475,722,335

Cost	$361,842,708	$4,311,529,343	$86,877,801	$764,904,909	$369,431,234	$5,900,214,137

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Cap Stock Trust Series I
Total Assets

Investments at fair value	$426,570	$124,146,188	$1,311,616,783	$80,889,468	$56,972,187	$181,366,030

Units outstanding	18,848	4,731,894	58,694,701	1,643,618	1,252,032	2,648,100

Unit value	$22.63	$26.24	$22.35	$49.21	$45.50	$68.49

Shares	35,400	10,851,940	115,662,856	3,790,509	2,686,101	6,919,726

Cost	$442,557	$133,929,283	$1,420,041,785	$79,462,703	$55,892,053	$120,651,127

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II	Money-Market Trust Series NAV
Total Assets

Investments at fair value	$104,740,503	$41,568,753	$40,897,490	$20,396,038	$91,727,925	$4,323,622

Units outstanding	1,291,521	1,068,768	1,122,366	1,418,386	8,150,195	354,177

Unit value	$81.10	$38.89	$36.44	$14.38	$11.25	$12.21

Shares	4,373,299	4,083,375	4,013,493	20,396,038	91,727,925	4,323,622

Cost	$73,110,719	$42,605,473	$41,984,326	$20,396,038	$91,727,925	$4,323,622

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Select Bond Trust Series I
Total Assets

Investments at fair value	$7,004,238	$25,286,898	$27,194,781	$139,241,692	$71,737,232	$171,838,710

Units outstanding	309,023	422,779	624,222	1,919,986	864,591	10,572,429

Unit value	$22.67	$59.81	$43.57	$72.52	$82.97	$16.25

Shares	620,393	1,332,994	1,434,324	3,325,572	1,835,651	11,777,842

Cost	$6,489,775	$23,751,892	$26,581,733	$91,411,742	$54,567,345	$161,528,075

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Select Bond Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I
Total Assets

Investments at fair value	$378,742,067	$21,912,441	$24,221,853	$12,812,880	$30,199,582	$30,659,341

Units outstanding	25,399,718	1,747,177	2,003,023	306,083	717,999	677,163

Unit value	$14.91	$12.54	$12.09	$41.86	$42.06	$45.28

Shares	25,923,482	1,782,949	1,969,256	785,584	1,864,172	1,168,420

Cost	$359,302,521	$21,836,888	$24,259,056	$11,381,440	$26,331,092	$32,033,452

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Small Cap Opportunities Trust Series II	Small Cap Stock Trust Series I	Small Cap Stock Trust Series II	Small Cap Value Trust Series I	Small Cap Value Trust Series II	Small Company Value Trust Series I
Total Assets

Investments at fair value	$24,278,222	$1,195,763	$38,273,324	$615,774	$20,452,380	$36,719,753

Units outstanding	572,963	24,788	639,653	20,031	656,693	681,333

Unit value	$42.37	$48.24	$59.83	$30.74	$31.14	$53.89

Shares	947,998	100,316	3,517,769	41,889	1,402,770	3,480,545

Cost	$25,377,269	$925,407	$31,214,960	$759,857	$23,837,837	$44,686,985

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Series Trust NAV	Total Bond Market Trust Series II	Total Stock Market Index Trust Series I
Total Assets

Investments at fair value	$36,282,955	$27,225,509	$29,989,703	$92,430,582	$75,639,911	$46,821,178

Units outstanding	861,340	1,059,889	1,257,028	6,252,370	5,470,526	1,310,418

Unit value	$42.12	$25.69	$23.86	$14.78	$13.83	$35.73

Shares	3,610,244	1,885,423	2,071,112	8,487,657	6,933,081	1,782,985

Cost	$44,264,413	$25,333,125	$28,040,937	$87,976,814	$74,090,405	$37,635,520

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II	Value Opportunities
Total Assets

Investments at fair value	$39,416,068	$12,300,488	$233,365,661	$3,036,733

Units outstanding	885,065	998,143	20,405,234	27,603

Unit value	$44.53	$12.32	$11.44	$110.01

Shares	1,508,460	1,073,341	20,363,496	110,789

Cost	$28,736,631	$12,366,999	$234,972,653	$2,399,203

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$2,398,680	$2,249,004	$905,889	$872,952	$3,253,546	$3,121,438
Expenses:
Mortality and expense risk and administrative charges	(1,948,786)	(1,980,345)	(922,752)	(934,665)	(1,827,602)	(1,884,214)

Net investment income (loss)	449,894	268,659	(16,863)	(61,713)	1,425,944	1,237,224

Realized gains (losses) on investments:
Capital gain distributions received	2,531,269	2,005,210	1,064,479	864,968	3,348,060	2,723,284
Net realized gain (loss)	6,278,342	5,704,366	4,662,859	4,608,325	17,719,634	19,015,002

Realized gains (losses)	8,809,611	7,709,576	5,727,338	5,473,293	21,067,694	21,738,286

Unrealized appreciation (depreciation) during the period	11,484,884	26,336,506	2,375,536	9,201,295	7,506,232	25,032,315

Net increase (decrease) in net assets from operations	20,744,389	34,314,741	8,086,011	14,612,875	29,999,870	48,007,825

Changes from principal transactions:
Purchase payments	229,091	231,436	49,632	76,750	123,416	167,393
Transfers between sub-accounts and the company	(3,962,282)	(1,700,094)	(1,560,968)	1,638,897	(6,098,492)	(11,373,603)
Withdrawals	(10,702,934)	(14,945,805)	(5,960,026)	(6,140,122)	(15,979,599)	(21,194,141)
Annual contract fee	(213,669)	(216,824)	(215,106)	(219,970)	(1,492,686)	(1,586,953)

Net increase (decrease) in net assets from principal transactions	(14,649,794)	(16,631,287)	(7,686,468)	(4,644,445)	(23,447,361)	(33,987,304)

Total increase (decrease) in net assets	6,094,595	17,683,454	399,543	9,968,430	6,552,509	14,020,521
Net assets at beginning of period	142,076,585	124,393,131	62,607,548	52,639,118	187,146,562	173,126,041

Net assets at end of period	$148,171,180	$142,076,585	$63,007,091	$62,607,548	$193,699,071	$187,146,562

	2020	2019	2020	2019	2020	2019
Units, beginning of period	4,842,937	5,483,417	2,242,750	2,418,409	6,219,636	7,467,644
Units issued	161,877	144,991	370,508	333,287	298,003	97,377
Units redeemed	(665,912)	(785,471)	(660,353)	(508,946)	(1,013,682)	(1,345,385)

Units, end of period	4,338,902	4,842,937	1,952,905	2,242,750	5,503,957	6,219,636

See accompanying notes.

25 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$728,372	$695,395	$3,446,618	$3,117,196	$1,459,913	$1,476,055
Expenses:
Mortality and expense risk and administrative charges	(373,924)	(382,743)	(2,030,246)	(2,012,044)	(1,583,969)	(1,606,587)

Net investment income (loss)	354,448	312,652	1,416,372	1,105,152	(124,056)	(130,532)

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	12,877,534	11,825,464
Net realized gain (loss)	136,708	13,902	872,774	(830,536)	931,852	3,365,720

Realized gains (losses)	136,708	13,902	872,774	(830,536)	13,809,386	15,191,184

Unrealized appreciation (depreciation) during the period	1,245,353	1,604,469	5,488,774	8,384,712	(2,780,380)	4,028,420

Net increase (decrease) in net assets from operations	1,736,509	1,931,023	7,777,920	8,659,328	10,904,950	19,089,072

Changes from principal transactions:
Purchase payments	364,153	79,938	67,743	57,523	143,337	277,148
Transfers between sub-accounts and the company	73,189	1,605,697	13,076,266	9,536,211	1,279,848	546,503
Withdrawals	(2,569,290)	(3,915,853)	(11,165,028)	(13,849,476)	(9,509,936)	(11,562,865)
Annual contract fee	(37,626)	(43,058)	(369,404)	(375,813)	(102,577)	(117,107)

Net increase (decrease) in net assets from principal transactions	(2,169,574)	(2,273,276)	1,609,577	(4,631,555)	(8,189,328)	(10,856,321)

Total increase (decrease) in net assets	(433,065)	(342,253)	9,387,497	4,027,773	2,715,622	8,232,751
Net assets at beginning of period	25,396,484	25,738,737	124,666,861	120,639,088	113,207,868	104,975,117

Net assets at end of period	$24,963,419	$25,396,484	$134,054,358	$124,666,861	$115,923,490	$113,207,868

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,211,899	1,321,839	6,289,837	6,519,934	4,962,883	5,496,001
Units issued	154,164	151,868	1,623,062	723,481	206,306	208,937
Units redeemed	(255,208)	(261,808)	(1,576,399)	(953,578)	(564,242)	(742,055)

Units, end of period	1,110,855	1,211,899	6,336,500	6,289,837	4,604,947	4,962,883

See accompanying notes.

26 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series II		American Asset Allocation Trust Series III		American Global Growth Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$10,417,847	$10,934,296	$1,991,374	$2,011,554	$95,295	$793,923
Expenses:
Mortality and expense risk and administrative charges	(12,040,465)	(12,809,810)	(1,050,973)	(1,078,769)	(2,159,380)	(2,152,955)

Net investment income (loss)	(1,622,618)	(1,875,514)	940,401	932,785	(2,064,085)	(1,359,032)

Realized gains (losses) on investments:
Capital gain distributions received	99,014,315	96,405,666	13,813,010	12,860,175	11,756,289	14,486,141
Net realized gain (loss)	30,296,173	47,917,895	2,648,662	5,172,657	6,188,726	4,515,432

Realized gains (losses)	129,310,488	144,323,561	16,461,672	18,032,832	17,945,015	19,001,573

Unrealized appreciation (depreciation) during the period	(46,012,485)	13,250,951	(4,573,723)	3,027,266	21,476,302	23,672,597

Net increase (decrease) in net assets from operations	81,675,385	155,698,998	12,828,350	21,992,883	37,357,232	41,315,138

Changes from principal transactions:
Purchase payments	699,219	463,630	87,491	38,122	119,875	209,924
Transfers between sub-accounts and the company	(9,799,981)	(11,232,148)	(986,947)	(2,090,173)	(11,895,920)	(9,914,393)
Withdrawals	(77,792,090)	(106,870,383)	(8,694,377)	(13,315,447)	(14,422,897)	(13,934,670)
Annual contract fee	(6,051,816)	(6,485,267)	(655,417)	(682,738)	(740,688)	(809,905)

Net increase (decrease) in net assets from principal transactions	(92,944,668)	(124,124,168)	(10,249,250)	(16,050,236)	(26,939,630)	(24,449,044)

Total increase (decrease) in net assets	(11,269,283)	31,574,830	2,579,100	5,942,647	10,417,602	16,866,094
Net assets at beginning of period	900,003,726	868,428,896	122,258,625	116,315,978	151,504,471	134,638,377

Net assets at end of period	$888,734,443	$900,003,726	$124,837,725	$122,258,625	$161,922,073	$151,504,471

	2020	2019	2020	2019	2020	2019
Units, beginning of period	41,210,803	47,315,029	4,588,427	5,240,224	5,857,465	6,910,615
Units issued	345,892	296,775	7,476	12,663	264,960	164,520
Units redeemed	(4,675,526)	(6,401,001)	(393,062)	(664,460)	(1,226,119)	(1,217,670)

Units, end of period	36,881,169	41,210,803	4,202,841	4,588,427	4,896,306	5,857,465

See accompanying notes.

27 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$18,744	$281,475	$443,583	$3,841,888	$72,388	$1,041,245
Expenses:
Mortality and expense risk and administrative charges	(269,072)	(268,871)	(8,482,980)	(8,093,186)	(849,179)	(814,236)

Net investment income (loss)	(250,328)	12,604	(8,039,397)	(4,251,298)	(776,791)	227,009

Realized gains (losses) on investments:
Capital gain distributions received	2,312,439	2,850,141	70,899,624	92,750,500	11,570,055	15,505,162
Net realized gain (loss)	1,198,345	1,103,876	5,427,761	10,944,502	407,369	2,421,023

Realized gains (losses)	3,510,784	3,954,017	76,327,385	103,695,002	11,977,424	17,926,185

Unrealized appreciation (depreciation) during the period	4,455,607	4,583,880	161,035,726	31,714,232	27,341,918	4,895,562

Net increase (decrease) in net assets from operations	7,716,063	8,550,501	229,323,714	131,157,936	38,542,551	23,048,756

Changes from principal transactions:
Purchase payments	7,684	13,344	488,858	316,215	17,222	45,255
Transfers between sub-accounts and the company	(3,431,496)	(3,014,090)	(74,092,034)	(28,495,994)	(18,384,111)	(6,027,914)
Withdrawals	(1,939,702)	(2,633,082)	(57,398,566)	(61,500,015)	(7,505,866)	(9,253,265)
Annual contract fee	(146,910)	(155,450)	(1,763,236)	(1,845,078)	(587,582)	(586,537)

Net increase (decrease) in net assets from principal transactions	(5,510,424)	(5,789,278)	(132,764,978)	(91,524,872)	(26,460,337)	(15,822,461)

Total increase (decrease) in net assets	2,205,639	2,761,223	96,558,736	39,633,064	12,082,214	7,226,295
Net assets at beginning of period	29,729,771	26,968,548	535,195,068	495,562,004	90,207,971	82,981,676

Net assets at end of period	$31,935,410	$29,729,771	$631,753,804	$535,195,068	$102,290,185	$90,207,971

	2020	2019	2020	2019	2020	2019
Units, beginning of period	966,792	1,174,421	11,473,883	13,670,917	2,594,074	3,092,636
Units issued	13,580	14,862	294,368	209,547	5,025	35,899
Units redeemed	(176,620)	(222,491)	(2,705,490)	(2,406,581)	(645,574)	(534,461)

Units, end of period	803,752	966,792	9,062,761	11,473,883	1,953,525	2,594,074

See accompanying notes.

28 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,362,811	$1,624,218	$5,201,707	$6,109,053	$3,274,975	$3,667,260
Expenses:
Mortality and expense risk and administrative charges	(1,532,925)	(1,622,196)	(6,433,577)	(6,821,559)	(1,759,175)	(1,830,060)

Net investment income (loss)	(170,114)	2,022	(1,231,870)	(712,506)	1,515,800	1,837,200

Realized gains (losses) on investments:
Capital gain distributions received	13,566,453	12,814,275	55,141,847	52,080,169	25,474,637	23,502,903
Net realized gain (loss)	(4,484,502)	(250,715)	(20,497,162)	2,130,479	(7,179,944)	2,619

Realized gains (losses)	9,081,951	12,563,560	34,644,685	54,210,648	18,294,693	23,505,522

Unrealized appreciation (depreciation) during the period	2,179,994	10,623,537	15,062,539	39,894,649	4,562,355	19,154,688

Net increase (decrease) in net assets from operations	11,091,831	23,189,119	48,475,354	93,392,791	24,372,848	44,497,410

Changes from principal transactions:
Purchase payments	94,413	74,896	291,262	278,932	40,216	75,738
Transfers between sub-accounts and the company	(4,012,261)	(3,086,555)	4,072,014	(18,194,875)	(2,179,389)	(9,193,271)
Withdrawals	(9,183,552)	(9,935,605)	(44,985,627)	(50,658,427)	(15,597,311)	(21,037,818)
Annual contract fee	(194,834)	(213,910)	(1,480,429)	(1,670,097)	(1,217,079)	(1,300,970)

Net increase (decrease) in net assets from principal transactions	(13,296,234)	(13,161,174)	(42,102,780)	(70,244,467)	(18,953,563)	(31,456,321)

Total increase (decrease) in net assets	(2,204,403)	10,027,945	6,372,574	23,148,324	5,419,285	13,041,089
Net assets at beginning of period	112,835,221	102,807,276	441,928,219	418,779,895	201,783,478	188,742,389

Net assets at end of period	$110,630,818	$112,835,221	$448,300,793	$441,928,219	$207,202,763	$201,783,478

	2020	2019	2020	2019	2020	2019
Units, beginning of period	2,633,987	2,972,560	11,501,928	13,514,027	6,268,748	7,330,807
Units issued	66,922	30,125	828,918	121,565	295,623	45,572
Units redeemed	(383,992)	(368,698)	(1,837,522)	(2,133,664)	(840,316)	(1,107,631)

Units, end of period	2,316,917	2,633,987	10,493,324	11,501,928	5,724,055	6,268,748

See accompanying notes.

29 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series II		American International Trust Series III		Basic Value Focus
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$624,119	$2,148,320	$243,332	$464,889	$75,265	$90,192
Expenses:
Mortality and expense risk and administrative charges	(3,812,514)	(4,169,731)	(316,190)	(334,707)	(49,826)	(59,427)

Net investment income (loss)	(3,188,395)	(2,021,411)	(72,858)	130,182	25,439	30,765

Realized gains (losses) on investments:
Capital gain distributions received	11,477,527	19,200,246	1,588,945	2,571,323	85,238	340,833
Net realized gain (loss)	14,171,864	14,272,252	1,929,766	1,987,092	113,153	166,441

Realized gains (losses)	25,649,391	33,472,498	3,518,711	4,558,415	198,391	507,274

Unrealized appreciation (depreciation) during the period	11,242,015	18,950,358	1,703,830	2,478,883	(189,770)	258,816

Net increase (decrease) in net assets from operations	33,703,011	50,401,445	5,149,683	7,167,480	34,060	796,855

Changes from principal transactions:
Purchase payments	168,282	250,831	4,718	46,370	-	-
Transfers between sub-accounts and the company	(2,376,367)	(6,791,116)	(840,544)	(933,064)	6,788	(48,281)
Withdrawals	(26,061,483)	(33,347,029)	(3,065,191)	(4,160,081)	(450,332)	(348,939)
Annual contract fee	(925,393)	(1,075,161)	(261,158)	(287,441)	(8,296)	(9,662)

Net increase (decrease) in net assets from principal transactions	(29,194,961)	(40,962,475)	(4,162,175)	(5,334,216)	(451,840)	(406,882)

Total increase (decrease) in net assets	4,508,050	9,438,970	987,508	1,833,264	(417,780)	389,973
Net assets at beginning of period	270,479,924	261,040,954	36,565,330	34,732,066	4,218,902	3,828,929

Net assets at end of period	$274,987,974	$270,479,924	$37,552,838	$36,565,330	$3,801,122	$4,218,902

	2020	2019	2020	2019	2020	2019
Units, beginning of period	8,655,421	10,102,987	1,949,411	2,255,035	85,894	95,425
Units issued	985,995	339,775	193,043	61,863	3,117	267
Units redeemed	(1,742,160)	(1,787,341)	(369,884)	(367,487)	(14,436)	(9,798)

Units, end of period	7,899,256	8,655,421	1,772,570	1,949,411	74,575	85,894

See accompanying notes.

30 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II		Capital Appreciation Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$-	$-	$-	$-	$48,361
Expenses:
Mortality and expense risk and administrative charges	(3,709,545)	(3,508,624)	(1,872,813)	(1,830,020)	(2,370,124)	(2,001,206)

Net investment income (loss)	(3,709,545)	(3,508,624)	(1,872,813)	(1,830,020)	(2,370,124)	(1,952,845)

Realized gains (losses) on investments:
Capital gain distributions received	35,559,840	33,720,320	17,193,221	16,710,750	17,359,885	89,472,263
Net realized gain (loss)	11,013,382	17,397,864	4,812,976	843,595	(27,631,558)	(7,691,640)

Realized gains (losses)	46,573,222	51,118,184	22,006,197	17,554,345	(10,271,673)	81,780,623

Unrealized appreciation (depreciation) during the period	28,816,830	10,177,381	12,767,203	12,068,338	83,977,750	(43,594,326)

Net increase (decrease) in net assets from operations	71,680,507	57,786,941	32,900,587	27,792,663	71,335,953	36,233,452

Changes from principal transactions:
Purchase payments	328,238	407,148	170,912	238,998	131,434	108,209
Transfers between sub-accounts and the company	(8,645,326)	(6,147,149)	(9,033,509)	(6,854,071)	(4,912,972)	(3,752,199)
Withdrawals	(23,396,729)	(26,531,256)	(9,940,702)	(11,490,552)	(12,648,719)	(12,310,985)
Annual contract fee	(339,135)	(353,435)	(344,150)	(351,075)	(250,939)	(246,417)

Net increase (decrease) in net assets from principal transactions	(32,052,952)	(32,624,692)	(19,147,449)	(18,456,700)	(17,681,196)	(16,201,392)

Total increase (decrease) in net assets	39,627,555	25,162,249	13,753,138	9,335,963	53,654,757	20,032,060
Net assets at beginning of period	241,695,303	216,533,054	116,834,201	107,498,238	142,529,810	122,497,750

Net assets at end of period	$281,322,858	$241,695,303	$130,587,339	$116,834,201	$196,184,567	$142,529,810

	2020	2019	2020	2019	2020	2019
Units, beginning of period	3,479,298	3,989,809	2,455,487	2,880,174	4,686,518	5,276,879
Units issued	96,590	68,217	165,679	139,736	162,658	61,764
Units redeemed	(524,182)	(578,728)	(537,496)	(564,423)	(652,138)	(652,125)

Units, end of period	3,051,706	3,479,298	2,083,670	2,455,487	4,197,038	4,686,518

See accompanying notes.

31 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Bond Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$4,069	$2,224,193	$3,076,312	$1,412,464	$1,484,498
Expenses:
Mortality and expense risk and administrative charges	(1,012,892)	(857,992)	(3,416,224)	(3,551,987)	(913,052)	(926,810)

Net investment income (loss)	(1,012,892)	(853,923)	(1,192,031)	(475,675)	499,412	557,688

Realized gains (losses) on investments:
Capital gain distributions received	7,876,473	37,210,141	20,821,936	16,197,394	-	-
Net realized gain (loss)	(19,218,461)	(6,148,909)	2,551,247	2,052,992	460,736	(216,478)

Realized gains (losses)	(11,341,988)	31,061,232	23,373,183	18,250,386	460,736	(216,478)

Unrealized appreciation (depreciation) during the period	40,524,650	(15,669,639)	14,498,928	34,280,699	3,182,169	3,743,557

Net increase (decrease) in net assets from operations	28,169,770	14,537,670	36,680,080	52,055,410	4,142,317	4,084,767

Changes from principal transactions:
Purchase payments	112,357	148,132	234,372	237,785	60,090	156,795
Transfers between sub-accounts and the company	(2,972,593)	(2,662,311)	(4,311,385)	(3,950,588)	1,068,128	726,937
Withdrawals	(5,267,141)	(5,339,508)	(22,700,460)	(29,300,329)	(5,832,379)	(6,788,315)
Annual contract fee	(210,639)	(190,136)	(1,811,283)	(1,863,916)	(111,415)	(119,009)

Net increase (decrease) in net assets from principal transactions	(8,338,016)	(8,043,823)	(28,588,756)	(34,877,048)	(4,815,576)	(6,023,592)

Total increase (decrease) in net assets	19,831,754	6,493,847	8,091,324	17,178,362	(673,259)	(1,938,825)
Net assets at beginning of period	57,288,987	50,795,140	260,485,567	243,307,205	61,700,362	63,639,187

Net assets at end of period	$77,120,741	$57,288,987	$268,576,891	$260,485,567	$61,027,103	$61,700,362

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,315,030	1,523,414	9,499,228	10,874,787	3,442,150	3,784,692
Units issued	176,958	52,697	277,558	188,816	345,106	231,090
Units redeemed	(335,762)	(261,081)	(1,304,789)	(1,564,375)	(603,277)	(573,632)

Units, end of period	1,156,226	1,315,030	8,471,997	9,499,228	3,183,979	3,442,150

See accompanying notes.

32 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series II		DWS Equity 500 Index		Emerging Markets Value Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,544,274	$1,592,588	$155,964	$184,331	$570,728	$901,635
Expenses:
Mortality and expense risk and administrative charges	(1,149,309)	(1,137,086)	(187,225)	(189,162)	(375,356)	(456,483)

Net investment income (loss)	394,965	455,502	(31,261)	(4,831)	195,372	445,152

Realized gains (losses) on investments:
Capital gain distributions received	-	-	692,614	569,806	-	-
Net realized gain (loss)	741,069	(212,925)	409,150	710,975	(1,275,761)	(735,322)

Realized gains (losses)	741,069	(212,925)	1,101,764	1,280,781	(1,275,761)	(735,322)

Unrealized appreciation (depreciation) during the period	3,561,752	4,231,106	643,507	1,628,784	1,756,769	2,896,993

Net increase (decrease) in net assets from operations	4,697,786	4,473,683	1,714,010	2,904,734	676,380	2,606,823

Changes from principal transactions:
Purchase payments	34,829	73,214	-	-	64,424	37,955
Transfers between sub-accounts and the company	5,396,807	2,467,588	(266,570)	(495,487)	(414,999)	(111,142)
Withdrawals	(8,848,733)	(7,427,932)	(667,941)	(888,598)	(1,771,998)	(2,688,201)
Annual contract fee	(192,741)	(197,703)	(49,075)	(50,650)	(102,851)	(123,981)

Net increase (decrease) in net assets from principal transactions	(3,609,838)	(5,084,833)	(983,586)	(1,434,735)	(2,225,424)	(2,885,369)

Total increase (decrease) in net assets	1,087,948	(611,150)	730,424	1,469,999	(1,549,044)	(278,546)
Net assets at beginning of period	71,520,654	72,131,804	12,152,337	10,682,338	30,665,134	30,943,680

Net assets at end of period	$72,608,602	$71,520,654	$12,882,761	$12,152,337	$29,116,090	$30,665,134

	2020	2019	2020	2019	2020	2019
Units, beginning of period	4,176,391	4,476,676	247,183	278,624	2,551,526	2,808,960
Units issued	751,013	552,147	636	1,292	339,550	249,459
Units redeemed	(967,337)	(852,432)	(21,506)	(32,733)	(512,258)	(506,893)

Units, end of period	3,960,067	4,176,391	226,313	247,183	2,378,818	2,551,526

See accompanying notes.

33 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Emerging Markets Value Trust Series NAV		Equity Income Trust Series I		Equity Income Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$30,518	$45,841	$4,232,098	$3,345,901	$2,588,054	$1,930,828
Expenses:
Mortality and expense risk and administrative charges	(12,390)	(14,593)	(2,125,298)	(2,401,504)	(1,452,801)	(1,601,769)

Net investment income (loss)	18,128	31,248	2,106,800	944,397	1,135,253	329,059

Realized gains (losses) on investments:
Capital gain distributions received	-	-	10,944,439	14,205,980	7,156,359	8,965,857
Net realized gain (loss)	(51,994)	(19,591)	(5,242,345)	3,015,112	(6,728,768)	(2,628,317)

Realized gains (losses)	(51,994)	(19,591)	5,702,094	17,221,092	427,591	6,337,540

Unrealized appreciation (depreciation) during the period	59,639	124,257	(11,248,738)	17,593,470	(4,044,834)	15,514,745

Net increase (decrease) in net assets from operations	25,773	135,914	(3,439,844)	35,758,959	(2,481,990)	22,181,344

Changes from principal transactions:
Purchase payments	-	-	173,795	162,155	127,025	198,839
Transfers between sub-accounts and the company	(29,014)	42,407	(6,084,370)	7,693,432	(3,085,729)	9,598,720
Withdrawals	(65,538)	(144,912)	(11,151,783)	(17,903,738)	(7,832,482)	(10,456,627)
Annual contract fee	(305)	(395)	(205,743)	(230,906)	(299,304)	(320,694)

Net increase (decrease) in net assets from principal transactions	(94,857)	(102,900)	(17,268,101)	(10,279,057)	(11,090,490)	(979,762)

Total increase (decrease) in net assets	(69,084)	33,014	(20,707,945)	25,479,902	(13,572,480)	21,201,582
Net assets at beginning of period	1,485,372	1,452,358	177,744,950	152,265,048	115,218,709	94,017,127

Net assets at end of period	$1,416,288	$1,485,372	$157,037,005	$177,744,950	$101,646,229	$115,218,709

	2020	2019	2020	2019	2020	2019
Units, beginning of period	121,755	130,686	3,052,348	3,216,393	3,726,352	3,781,609
Units issued	9,972	5,327	68,659	301,233	189,292	481,639
Units redeemed	(18,631)	(14,258)	(413,264)	(465,278)	(594,037)	(536,896)

Units, end of period	113,096	121,755	2,707,743	3,052,348	3,321,607	3,726,352

See accompanying notes.

34 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series I		Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$93,456	$373,100	$118,511	$491,385	$75,831	$101,608
Expenses:
Mortality and expense risk and administrative charges	(108,062)	(137,130)	(161,172)	(195,084)	(642,643)	(672,566)

Net investment income (loss)	(14,606)	235,970	(42,661)	296,301	(566,812)	(570,958)

Realized gains (losses) on investments:
Capital gain distributions received	661,156	498,549	978,323	720,932	1,180,311	3,176,855
Net realized gain (loss)	(243,789)	117,263	(237,136)	172,286	3,780,266	3,539,791

Realized gains (losses)	417,367	615,812	741,187	893,218	4,960,577	6,716,646

Unrealized appreciation (depreciation) during the period	(682,872)	1,482,963	(972,359)	2,008,049	4,947,941	5,992,654

Net increase (decrease) in net assets from operations	(280,111)	2,334,745	(273,833)	3,197,568	9,341,706	12,138,342

Changes from principal transactions:
Purchase payments	8,196	8,713	23,971	43,286	54,953	35,188
Transfers between sub-accounts and the company	(683,177)	(848,825)	(741,337)	(21,840)	(3,709,307)	(1,815,239)
Withdrawals	(733,875)	(723,768)	(946,739)	(1,297,549)	(3,381,091)	(3,868,889)
Annual contract fee	(20,834)	(27,649)	(33,505)	(42,682)	(160,045)	(166,869)

Net increase (decrease) in net assets from principal transactions	(1,429,690)	(1,591,529)	(1,697,610)	(1,318,785)	(7,195,490)	(5,815,809)

Total increase (decrease) in net assets	(1,709,801)	743,216	(1,971,443)	1,878,783	2,146,216	6,322,533
Net assets at beginning of period	9,201,500	8,458,284	13,265,478	11,386,695	43,403,587	37,081,054

Net assets at end of period	$7,491,699	$9,201,500	$11,294,035	$13,265,478	$45,549,803	$43,403,587

	2020	2019	2020	2019	2020	2019
Units, beginning of period	341,785	407,419	473,391	526,724	962,528	1,098,058
Units issued	23,146	25,202	43,741	51,514	33,993	85,406
Units redeemed	(89,743)	(90,836)	(115,313)	(104,847)	(188,512)	(220,936)

Units, end of period	275,188	341,785	401,819	473,391	808,009	962,528

See accompanying notes.

35 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II		Global Allocation
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,802,356	$2,077,276	$1,097,502	$1,311,194	$2,620	$2,816
Expenses:
Mortality and expense risk and administrative charges	(2,454,167)	(2,660,347)	(1,959,121)	(2,221,187)	(3,593)	(3,518)

Net investment income (loss)	(651,811)	(583,071)	(861,619)	(909,993)	(973)	(702)

Realized gains (losses) on investments:
Capital gain distributions received	3,262,862	2,922,995	2,404,371	2,222,165	12,446	8,331
Net realized gain (loss)	4,631,163	4,502,948	4,745,628	5,579,369	5,907	1,153

Realized gains (losses)	7,894,025	7,425,943	7,149,999	7,801,534	18,353	9,484

Unrealized appreciation (depreciation) during the period	9,069,048	45,290,053	6,083,320	33,531,268	26,020	27,523

Net increase (decrease) in net assets from operations	16,311,262	52,132,925	12,371,700	40,422,809	43,400	36,305

Changes from principal transactions:
Purchase payments	170,141	226,838	211,520	250,683	-	-
Transfers between sub-accounts and the company	(4,876,624)	(4,440,512)	(2,352,126)	(10,797,836)	(411)	(5,906)
Withdrawals	(14,926,644)	(18,471,291)	(13,529,575)	(17,896,624)	(40,622)	(1,723)
Annual contract fee	(228,517)	(255,044)	(446,405)	(530,237)	(723)	(761)

Net increase (decrease) in net assets from principal transactions	(19,861,644)	(22,940,009)	(16,116,586)	(28,974,014)	(41,756)	(8,390)

Total increase (decrease) in net assets	(3,550,382)	29,192,916	(3,744,886)	11,448,795	1,644	27,915
Net assets at beginning of period	190,759,963	161,567,047	141,440,064	129,991,269	254,625	226,710

Net assets at end of period	$187,209,581	$190,759,963	$137,695,178	$141,440,064	$256,269	$254,625

	2020	2019	2020	2019	2020	2019
Units, beginning of period	6,025,331	6,828,258	4,994,005	6,141,427	10,767	11,153
Units issued	71,340	52,331	307,070	100,527	101	84
Units redeemed	(738,083)	(855,258)	(885,942)	(1,247,949)	(1,300)	(470)

Units, end of period	5,358,588	6,025,331	4,415,133	4,994,005	9,568	10,767

See accompanying notes.

36 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series II		Global Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$868,455	$1,461,372	$1,872,775	$3,471,207	$1,117,359	$2,028,457
Expenses:
Mortality and expense risk and administrative charges	(328,692)	(338,548)	(773,020)	(861,400)	(1,268,459)	(1,184,304)

Net investment income (loss)	539,763	1,122,824	1,099,755	2,609,807	(151,100)	844,153

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	778,991	3,425,006
Net realized gain (loss)	28,910	(91,367)	(1,560)	(236,683)	2,852,330	3,259,144

Realized gains (losses)	28,910	(91,367)	(1,560)	(236,683)	3,631,321	6,684,150

Unrealized appreciation (depreciation) during the period	2,008,247	87,352	4,119,927	57,724	12,726,981	5,419,777

Net increase (decrease) in net assets from operations	2,576,920	1,118,809	5,218,122	2,430,848	16,207,202	12,948,080

Changes from principal transactions:
Purchase payments	36,488	17,669	38,024	456,561	120,832	88,780
Transfers between sub-accounts and the company	315,082	(131,635)	(536,570)	2,494,594	142,839,775	(244,737)
Withdrawals	(1,853,926)	(2,653,123)	(5,693,484)	(6,875,402)	(7,796,743)	(9,894,020)
Annual contract fee	(32,849)	(37,403)	(187,166)	(218,952)	(381,264)	(303,853)

Net increase (decrease) in net assets from principal transactions	(1,535,205)	(2,804,492)	(6,379,196)	(4,143,199)	134,782,600	(10,353,830)

Total increase (decrease) in net assets	1,041,715	(1,685,683)	(1,161,074)	(1,712,351)	150,989,802	2,594,250
Net assets at beginning of period	22,478,608	24,164,291	53,891,847	55,604,198	95,996,383	93,402,133

Net assets at end of period	$23,520,323	$22,478,608	$52,730,773	$53,891,847	$246,986,185	$95,996,383

	2020	2019	2020	2019	2020	2019
Units, beginning of period	722,008	811,355	2,737,227	2,952,426	3,559,744	3,921,397
Units issued	60,384	28,442	375,291	330,024	7,879,480	137,711
Units redeemed	(109,710)	(117,789)	(722,275)	(545,223)	(548,179)	(499,364)

Units, end of period	672,682	722,008	2,390,243	2,737,227	10,891,045	3,559,744

See accompanying notes.

37 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$232,058	$503,173	$-	$-	$-	$-
Expenses:
Mortality and expense risk and administrative charges	(341,238)	(421,198)	(751,789)	(720,648)	(1,015,950)	(921,176)

Net investment income (loss)	(109,180)	81,975	(751,789)	(720,648)	(1,015,950)	(921,176)

Realized gains (losses) on investments:
Capital gain distributions received	189,630	953,574	5,226,960	3,549,205	7,520,707	4,630,907
Net realized gain (loss)	(342,197)	33,550	(390,626)	(2,498,983)	615,184	(2,709,953)

Realized gains (losses)	(152,567)	987,124	4,836,334	1,050,222	8,135,891	1,920,954

Unrealized appreciation (depreciation) during the period	885,491	2,374,937	7,407,797	11,086,770	7,568,566	12,684,211

Net increase (decrease) in net assets from operations	623,744	3,444,036	11,492,342	11,416,344	14,688,507	13,683,989

Changes from principal transactions:
Purchase payments	36,090	43,661	103,673	58,577	175,076	111,058
Transfers between sub-accounts and the company	(2,065,733)	(1,022,764)	(1,681,588)	(2,269,090)	2,509,498	(2,663,442)
Withdrawals	(1,888,195)	(2,747,905)	(5,166,507)	(4,453,967)	(4,776,629)	(6,391,828)
Annual contract fee	(88,709)	(102,298)	(113,683)	(120,628)	(219,812)	(196,981)

Net increase (decrease) in net assets from principal transactions	(4,006,547)	(3,829,306)	(6,858,105)	(6,785,108)	(2,311,867)	(9,141,193)

Total increase (decrease) in net assets	(3,382,803)	(385,270)	4,634,237	4,631,236	12,376,640	4,542,796
Net assets at beginning of period	26,152,255	26,537,525	50,630,689	45,999,453	60,712,011	56,169,215

Net assets at end of period	$22,769,452	$26,152,255	$55,264,926	$50,630,689	$73,088,651	$60,712,011

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,201,857	1,391,375	582,531	670,096	729,173	849,302
Units issued	27,638	93,720	48,322	33,744	109,509	34,345
Units redeemed	(227,973)	(283,238)	(123,443)	(121,309)	(138,375)	(154,474)

Units, end of period	1,001,522	1,201,857	507,410	582,531	700,307	729,173

See accompanying notes.

38 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series II		International Equity Index Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$3,082,227	$2,869,556	$2,380,569	$2,357,490	$363,770	$369,711
Expenses:
Mortality and expense risk and administrative charges	(583,003)	(648,494)	(626,576)	(726,530)	(221,487)	(200,184)

Net investment income (loss)	2,499,224	2,221,062	1,753,993	1,630,960	142,283	169,527

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	143,026	-
Net realized gain (loss)	(1,167,688)	(649,799)	(679,709)	(755,927)	92,651	308,662

Realized gains (losses)	(1,167,688)	(649,799)	(679,709)	(755,927)	235,677	308,662

Unrealized appreciation (depreciation) during the period	785,690	5,637,813	291,515	5,146,550	606,224	1,995,983

Net increase (decrease) in net assets from operations	2,117,226	7,209,076	1,365,799	6,021,583	984,184	2,474,172

Changes from principal transactions:
Purchase payments	18,346	20,230	29,768	46,819	18,989	40,925
Transfers between sub-accounts and the company	1,014,328	1,841,302	(224,723)	430,069	(1,895,801)	4,796,061
Withdrawals	(5,164,783)	(5,618,260)	(5,149,405)	(4,149,208)	(1,072,792)	(1,137,792)
Annual contract fee	(265,032)	(290,452)	(165,679)	(197,954)	(42,818)	(38,741)

Net increase (decrease) in net assets from principal transactions	(4,397,141)	(4,047,180)	(5,510,039)	(3,870,274)	(2,992,422)	3,660,453

Total increase (decrease) in net assets	(2,279,915)	3,161,896	(4,144,240)	2,151,309	(2,008,238)	6,134,625
Net assets at beginning of period	54,750,312	51,588,416	47,178,051	45,026,742	18,350,048	12,215,423

Net assets at end of period	$52,470,397	$54,750,312	$43,033,811	$47,178,051	$16,341,810	$18,350,048

	2020	2019	2020	2019	2020	2019
Units, beginning of period	2,760,033	2,981,649	1,939,528	2,088,366	1,072,797	856,547
Units issued	284,715	281,074	267,803	290,303	52,610	369,042
Units redeemed	(465,702)	(502,690)	(485,616)	(439,141)	(248,715)	(152,792)

Units, end of period	2,579,046	2,760,033	1,721,715	1,939,528	876,692	1,072,797

See accompanying notes.

39 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series II		International Equity Index Series NAV		International Small Company Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$378,147	$328,258	$232,048	$233,663	$314,762	$386,667
Expenses:
Mortality and expense risk and administrative charges	(250,435)	(192,814)	(148,727)	(153,428)	(223,459)	(262,469)

Net investment income (loss)	127,712	135,444	83,321	80,235	91,303	124,198

Realized gains (losses) on investments:
Capital gain distributions received	161,001	-	89,524	-	519,441	731,319
Net realized gain (loss)	(38,121)	264,337	225,455	134,301	484,401	865,980

Realized gains (losses)	122,880	264,337	314,979	134,301	1,003,842	1,597,299

Unrealized appreciation (depreciation) during the period	1,107,328	1,875,430	409,100	1,487,649	(285,791)	1,684,677

Net increase (decrease) in net assets from operations	1,357,920	2,275,211	807,400	1,702,185	809,354	3,406,174

Changes from principal transactions:
Purchase payments	110,151	26,821	40,760	8,375	13,578	16,634
Transfers between sub-accounts and the company	210,451	5,953,059	(450,724)	672,727	(576,208)	(275,477)
Withdrawals	(1,258,757)	(1,234,620)	(422,566)	(800,590)	(1,379,308)	(1,878,161)
Annual contract fee	(49,790)	(45,798)	(44,655)	(46,062)	(33,886)	(44,426)

Net increase (decrease) in net assets from principal transactions	(987,945)	4,699,462	(877,185)	(165,550)	(1,975,824)	(2,181,430)

Total increase (decrease) in net assets	369,975	6,974,673	(69,785)	1,536,635	(1,166,470)	1,224,744
Net assets at beginning of period	18,330,746	11,356,073	10,616,523	9,079,888	18,693,677	17,468,933

Net assets at end of period	$18,700,721	$18,330,746	$10,546,738	$10,616,523	$17,527,207	$18,693,677

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,100,473	814,211	785,461	802,770	861,503	972,342
Units issued	107,962	501,701	21,948	80,899	24,289	23,995
Units redeemed	(175,396)	(215,439)	(90,496)	(98,208)	(129,833)	(134,834)

Units, end of period	1,033,039	1,100,473	716,913	785,461	755,959	861,503

See accompanying notes.

40 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series II		Disciplined Value International Trust Series I		Disciplined Value International Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$185,791	$207,215	$912,944	$1,455,771	$703,871	$1,119,265
Expenses:
Mortality and expense risk and administrative charges	(151,675)	(180,189)	(639,471)	(786,320)	(574,329)	(691,304)

Net investment income (loss)	34,116	27,026	273,473	669,451	129,542	427,961

Realized gains (losses) on investments:
Capital gain distributions received	337,389	474,658	-	-	-	-
Net realized gain (loss)	19,438	325,003	(187,558)	928,899	(869,446)	22,064

Realized gains (losses)	356,827	799,661	(187,558)	928,899	(869,446)	22,064

Unrealized appreciation (depreciation) during the period	129,624	1,375,173	(4,707)	3,850,553	935,993	3,909,472

Net increase (decrease) in net assets from operations	520,567	2,201,860	81,208	5,448,903	196,089	4,359,497

Changes from principal transactions:
Purchase payments	54,504	83,273	60,539	66,635	194,044	286,666
Transfers between sub-accounts and the company	1,983	(653,180)	(1,525,349)	(1,331,948)	(16,833)	(389,754)
Withdrawals	(887,940)	(1,075,376)	(3,116,765)	(5,187,431)	(3,599,352)	(4,358,681)
Annual contract fee	(38,691)	(48,482)	(93,094)	(117,920)	(120,372)	(142,820)

Net increase (decrease) in net assets from principal transactions	(870,144)	(1,693,765)	(4,674,669)	(6,570,664)	(3,542,513)	(4,604,589)

Total increase (decrease) in net assets	(349,577)	508,095	(4,593,461)	(1,121,761)	(3,346,424)	(245,092)
Net assets at beginning of period	12,083,943	11,575,848	53,424,598	54,546,359	44,181,874	44,426,966

Net assets at end of period	$11,734,366	$12,083,943	$48,831,137	$53,424,598	$40,835,450	$44,181,874

	2020	2019	2020	2019	2020	2019
Units, beginning of period	579,462	668,861	2,610,501	2,949,301	2,030,349	2,250,880
Units issued	53,204	23,203	85,432	69,709	139,288	100,494
Units redeemed	(104,323)	(112,602)	(351,641)	(408,509)	(318,209)	(321,025)

Units, end of period	528,343	579,462	2,344,292	2,610,501	1,851,428	2,030,349

See accompanying notes.

41 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II		Lifestyle Aggressive Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$2,683,244	$2,996,138	$1,293,790	$1,430,663	$35,247	$40,120
Expenses:
Mortality and expense risk and administrative charges	(1,264,162)	(1,280,241)	(952,960)	(946,553)	(34,621)	(37,233)

Net investment income (loss)	1,419,082	1,715,897	340,830	484,110	626	2,887

Realized gains (losses) on investments:
Capital gain distributions received	63,424	-	33,390	-	122,563	145,539
Net realized gain (loss)	(714,741)	(928,071)	156,656	(474,445)	165,529	20,764

Realized gains (losses)	(651,317)	(928,071)	190,046	(474,445)	288,092	166,303

Unrealized appreciation (depreciation) during the period	8,097,006	8,606,760	3,718,695	4,326,220	(91,276)	376,740

Net increase (decrease) in net assets from operations	8,864,771	9,394,586	4,249,571	4,335,885	197,442	545,930

Changes from principal transactions:
Purchase payments	66,124	107,704	42,333	135,857	7,000	5,500
Transfers between sub-accounts and the company	4,840,214	7,859,323	6,303,179	6,839,516	(18,697)	161,148
Withdrawals	(9,796,311)	(12,691,141)	(7,402,529)	(7,163,684)	(1,067,482)	(41,965)
Annual contract fee	(609,884)	(643,352)	(211,841)	(214,415)	(5,415)	(10,739)

Net increase (decrease) in net assets from principal transactions	(5,499,857)	(5,367,466)	(1,268,858)	(402,726)	(1,084,594)	113,944

Total increase (decrease) in net assets	3,364,914	4,027,120	2,980,713	3,933,159	(887,152)	659,874
Net assets at beginning of period	120,543,748	116,516,628	62,379,694	58,446,535	2,786,824	2,126,950

Net assets at end of period	$123,908,662	$120,543,748	$65,360,407	$62,379,694	$1,899,672	$2,786,824

	2020	2019	2020	2019	2020	2019
Units, beginning of period	5,735,757	6,011,005	3,224,863	3,237,257	148,782	142,085
Units issued	776,337	514,920	684,893	586,851	10,019	13,928
Units redeemed	(1,086,769)	(790,168)	(762,920)	(599,245)	(68,915)	(7,231)

Units, end of period	5,425,325	5,735,757	3,146,836	3,224,863	89,886	148,782

See accompanying notes.

42 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Portfolio Series II		Lifestyle Balanced Portfolio Series I		Lifestyle Balanced Portfolio Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$103,136	$81,380	$723,753	$516,057	$13,828,755	$9,405,491
Expenses:
Mortality and expense risk and administrative charges	(91,728)	(93,708)	(322,238)	(294,645)	(7,213,157)	(7,080,721)

Net investment income (loss)	11,408	(12,328)	401,515	221,412	6,615,598	2,324,770

Realized gains (losses) on investments:
Capital gain distributions received	374,392	355,911	949,599	748,281	19,191,068	15,743,603
Net realized gain (loss)	226,825	65,106	313,498	112,363	4,054,117	6,330,574

Realized gains (losses)	601,217	421,017	1,263,097	860,644	23,245,185	22,074,177

Unrealized appreciation (depreciation) during the period	95,299	849,955	1,161,291	2,616,121	26,494,983	53,621,701

Net increase (decrease) in net assets from operations	707,924	1,258,644	2,825,903	3,698,177	56,355,766	78,020,648

Changes from principal transactions:
Purchase payments	-	-	2,099	36,904	9,186,796	5,717,300
Transfers between sub-accounts and the company	744,776	399,216	3,736,975	3,434,625	78,887,971	57,692,338
Withdrawals	(1,741,794)	(201,999)	(3,126,928)	(1,371,645)	(50,270,227)	(61,799,419)
Annual contract fee	(21,048)	(28,174)	(135,018)	(134,919)	(4,011,450)	(4,177,239)

Net increase (decrease) in net assets from principal transactions	(1,018,066)	169,043	477,128	1,964,965	33,793,090	(2,567,020)

Total increase (decrease) in net assets	(310,142)	1,427,687	3,303,031	5,663,142	90,148,856	75,453,628
Net assets at beginning of period	6,475,244	5,047,557	27,494,219	21,831,077	553,245,350	477,791,722

Net assets at end of period	$6,165,102	$6,475,244	$30,797,250	$27,494,219	$643,394,206	$553,245,350

	2020	2019	2020	2019	2020	2019
Units, beginning of period	352,432	342,608	1,640,275	1,517,651	31,281,890	31,342,811
Units issued	108,180	40,465	361,671	255,474	10,194,209	5,216,505
Units redeemed	(161,546)	(30,641)	(347,369)	(132,850)	(8,483,847)	(5,277,426)

Units, end of period	299,066	352,432	1,654,577	1,640,275	32,992,252	31,281,890

See accompanying notes.

43 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative Portfolio Series I		Lifestyle Conservative Portfolio Series II		Lifestyle Growth Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$376,940	$202,759	$3,744,305	$2,154,080	$4,847,209	$3,642,994
Expenses:
Mortality and expense risk and administrative charges	(130,347)	(122,387)	(1,684,379)	(1,424,068)	(1,942,083)	(2,009,274)

Net investment income (loss)	246,593	80,372	2,059,926	730,012	2,905,126	1,633,720

Realized gains (losses) on investments:
Capital gain distributions received	270,277	186,303	2,983,262	2,038,128	10,595,249	9,211,642
Net realized gain (loss)	168,158	79,783	3,063,487	757,570	1,868,443	3,351,329

Realized gains (losses)	438,435	266,086	6,046,749	2,795,698	12,463,692	12,562,971

Unrealized appreciation (depreciation) during the period	368,035	664,944	4,000,748	7,354,524	8,377,517	23,255,819

Net increase (decrease) in net assets from operations	1,053,063	1,011,402	12,107,423	10,880,234	23,746,335	37,452,510

Changes from principal transactions:
Purchase payments	518	20,550	1,424,894	3,582,660	131,107	87,784
Transfers between sub-accounts and the company	5,604,823	923,754	47,660,739	14,364,886	2,471,647	(2,506,208)
Withdrawals	(2,165,253)	(1,018,798)	(22,819,603)	(22,510,533)	(14,600,880)	(18,890,442)
Annual contract fee	(49,230)	(44,011)	(968,009)	(909,285)	(1,308,760)	(1,365,373)

Net increase (decrease) in net assets from principal transactions	3,390,858	(118,505)	25,298,021	(5,472,272)	(13,306,886)	(22,674,239)

Total increase (decrease) in net assets	4,443,921	892,897	37,405,444	5,407,962	10,439,449	14,778,271
Net assets at beginning of period	9,490,780	8,597,883	110,661,347	105,253,385	207,532,455	192,754,184

Net assets at end of period	$13,934,701	$9,490,780	$148,066,791	$110,661,347	$217,971,904	$207,532,455

	2020	2019	2020	2019	2020	2019
Units, beginning of period	626,460	632,431	7,165,081	7,531,874	11,475,507	12,842,491
Units issued	433,454	264,727	5,116,778	3,035,255	516,086	319,445
Units redeemed	(220,827)	(270,698)	(3,461,956)	(3,402,048)	(1,276,164)	(1,686,429)

Units, end of period	839,087	626,460	8,819,903	7,165,081	10,715,429	11,475,507

See accompanying notes.

44 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series II		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$101,289,385	$76,892,658	$144,879	$110,286	$282,233	$179,520
Expenses:
Mortality and expense risk and administrative charges	(63,273,577)	(68,471,327)	(74,595)	(80,282)	(116,431)	(100,436)

Net investment income (loss)	38,015,808	8,421,331	70,284	30,004	165,802	79,084

Realized gains (losses) on investments:
Capital gain distributions received	241,747,006	221,461,993	312,127	277,795	320,312	199,252
Net realized gain (loss)	61,496,524	79,101,936	5,054	2,633	49,130	40,981

Realized gains (losses)	303,243,530	300,563,929	317,181	280,428	369,442	240,233

Unrealized appreciation (depreciation) during the period	158,764,059	556,917,670	294,140	805,833	504,785	793,704

Net increase (decrease) in net assets from operations	500,023,397	865,902,930	681,605	1,116,265	1,040,029	1,113,021

Changes from principal transactions:
Purchase payments	13,695,558	18,451,306	-	-	11,804	11,899
Transfers between sub-accounts and the company	(18,770,223)	(6,642,211)	-	-	2,487,859	1,416,304
Withdrawals	(439,448,075)	(524,004,510)	(435,642)	(939,960)	(898,227)	(1,033,719)
Annual contract fee	(34,944,835)	(37,596,629)	-	-	(39,870)	(35,359)

Net increase (decrease) in net assets from principal transactions	(479,467,575)	(549,792,044)	(435,642)	(939,960)	1,561,566	359,125

Total increase (decrease) in net assets	20,555,822	316,110,886	245,963	176,305	2,601,595	1,472,146
Net assets at beginning of period	4,925,106,114	4,608,995,228	6,144,525	5,968,220	9,197,640	7,725,494

Net assets at end of period	$4,945,661,936	$4,925,106,114	$6,390,488	$6,144,525	$11,799,235	$9,197,640

	2020	2019	2020	2019	2020	2019
Units, beginning of period	266,955,426	299,274,342	404,696	474,393	568,523	547,708
Units issued	13,094,844	6,941,849	286	-	163,987	111,268
Units redeemed	(40,080,400)	(39,260,765)	(30,290)	(69,697)	(74,322)	(90,453)

Units, end of period	239,969,870	266,955,426	374,692	404,696	658,188	568,523

See accompanying notes.

45 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Portfolio Series II		Managed Volatility Aggressive Portfolio Series I		Managed Volatility Aggressive Portfolio Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$4,688,309	$3,013,232	$453,952	$531,374	$677,251	$721,581
Expenses:
Mortality and expense risk and administrative charges	(2,240,201)	(2,204,772)	(496,070)	(612,959)	(851,083)	(1,019,628)

Net investment income (loss)	2,448,108	808,460	(42,118)	(81,585)	(173,832)	(298,047)

Realized gains (losses) on investments:
Capital gain distributions received	5,662,817	4,008,704	381,834	4,067,688	638,893	6,459,918
Net realized gain (loss)	3,100,951	2,054,035	58,467	1,409,762	1,839,735	2,598,968

Realized gains (losses)	8,763,768	6,062,739	440,301	5,477,450	2,478,628	9,058,886

Unrealized appreciation (depreciation) during the period	6,083,476	14,980,914	(3,456,071)	1,811,360	(7,030,075)	2,484,857

Net increase (decrease) in net assets from operations	17,295,352	21,852,113	(3,057,888)	7,207,225	(4,725,279)	11,245,696

Changes from principal transactions:
Purchase payments	4,546,008	770,263	44,946	67,337	206,676	261,076
Transfers between sub-accounts and the company	34,518,511	20,303,648	(5,715,910)	(2,507,352)	(2,806,249)	(1,783,838)
Withdrawals	(18,308,912)	(19,788,413)	(1,412,212)	(3,599,752)	(4,677,326)	(6,242,222)
Annual contract fee	(1,387,674)	(1,450,998)	(150,886)	(163,432)	(243,554)	(267,690)

Net increase (decrease) in net assets from principal transactions	19,367,933	(165,500)	(7,234,062)	(6,203,199)	(7,520,453)	(8,032,674)

Total increase (decrease) in net assets	36,663,285	21,686,613	(10,291,950)	1,004,026	(12,245,732)	3,213,022
Net assets at beginning of period	170,456,387	148,769,774	41,517,216	40,513,190	66,468,124	63,255,102

Net assets at end of period	$207,119,672	$170,456,387	$31,225,266	$41,517,216	$54,222,392	$66,468,124

	2020	2019	2020	2019	2020	2019
Units, beginning of period	9,978,953	9,928,150	1,528,933	1,783,705	2,564,367	2,910,117
Units issued	4,261,084	2,469,897	32,389	12,337	64,895	14,823
Units redeemed	(3,168,021)	(2,419,094)	(333,574)	(267,109)	(391,514)	(360,573)

Units, end of period	11,072,016	9,978,953	1,227,748	1,528,933	2,237,748	2,564,367

See accompanying notes.

46 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series II		Managed Volatility Conservative Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$8,271,247	$7,294,097	$93,270,374	$82,882,535	$2,563,955	$2,193,566
Expenses:
Mortality and expense risk and administrative charges	(4,058,718)	(4,583,336)	(60,312,704)	(69,974,700)	(1,071,366)	(1,180,244)

Net investment income (loss)	4,212,529	2,710,761	32,957,670	12,907,835	1,492,589	1,013,322

Realized gains (losses) on investments:
Capital gain distributions received	17,530,333	16,725,060	215,763,897	214,223,687	1,184,301	–
Net realized gain (loss)	(1,478,390)	1,821,842	63,046,824	153,835,568	(1,611,639)	(2,338,916)

Realized gains (losses)	16,051,943	18,546,902	278,810,721	368,059,255	(427,338)	(2,338,916)

Unrealized appreciation (depreciation) during the period	(20,685,352)	36,668,260	(341,842,523)	331,765,674	516,878	12,150,373

Net increase (decrease) in net assets from operations	(420,880)	57,925,923	(30,074,132)	712,732,764	1,582,129	10,824,779

Changes from principal transactions:
Purchase payments	385,581	242,750	2,169,210	4,553,955	60,547	74,390
Transfers between sub-accounts and the company	(9,699,800)	(9,165,700)	(105,662,454)	(54,863,061)	(377,805)	160,420
Withdrawals	(29,880,589)	(36,435,983)	(480,136,593)	(576,169,031)	(8,755,825)	(11,300,150)
Annual contract fee	(1,898,369)	(2,000,545)	(28,880,028)	(31,954,827)	(426,468)	(447,365)

Net increase (decrease) in net assets from principal transactions	(41,093,177)	(47,359,478)	(612,509,865)	(658,432,964)	(9,499,551)	(11,512,705)

Total increase (decrease) in net assets	(41,514,057)	10,566,445	(642,583,997)	54,299,800	(7,917,422)	(687,926)
Net assets at beginning of period	380,723,844	370,157,399	4,759,115,107	4,704,815,307	93,727,154	94,415,080

Net assets at end of period	$339,209,787	$380,723,844	$4,116,531,110	$4,759,115,107	$85,809,732	$93,727,154

	2020	2019	2020	2019	2020	2019
Units, beginning of period	15,262,080	17,256,894	208,520,088	239,171,453	3,914,787	4,417,350
Units issued	153,836	160,005	1,696,014	1,488,323	186,736	198,983
Units redeemed	(1,858,752)	(2,154,819)	(29,724,872)	(32,139,688)	(583,554)	(701,546)

Units, end of period	13,557,164	15,262,080	180,491,230	208,520,088	3,517,969	3,914,787

See accompanying notes.

47 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series II		Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$21,358,948	$18,338,516	$7,171,868	$6,654,899	$108,322,616	$102,377,606
Expenses:
Mortality and expense risk and administrative charges	(11,499,577)	(12,784,255)	(3,963,228)	(4,548,856)	(83,852,484)	(100,459,857)

Net investment income (loss)	9,859,371	5,554,261	3,208,640	2,106,043	24,470,132	1,917,749

Realized gains (losses) on investments:
Capital gain distributions received	10,601,464	-	20,015,813	28,420,781	335,402,854	503,285,298
Net realized gain (loss)	(17,485,598)	(21,447,967)	2,823,439	9,916,117	249,467,827	216,197,873

Realized gains (losses)	(6,884,134)	(21,447,967)	22,839,252	38,336,898	584,870,681	719,483,171

Unrealized appreciation (depreciation) during the period	7,162,023	110,906,912	(39,170,192)	25,022,541	(867,599,691)	394,212,247

Net increase (decrease) in net assets from operations	10,137,260	95,013,206	(13,122,300)	65,465,482	(258,258,878)	1,115,613,167

Changes from principal transactions:
Purchase payments	357,271	1,366,866	234,353	1,293,917	4,847,513	7,602,717
Transfers between sub-accounts and the company	6,019,362	9,751,917	(12,136,532)	(9,304,330)	(222,911,326)	(128,360,214)
Withdrawals	(101,297,327)	(119,826,318)	(27,451,705)	(36,484,776)	(676,844,648)	(764,565,628)
Annual contract fee	(5,811,439)	(6,349,902)	(2,340,017)	(2,491,082)	(44,149,794)	(49,328,154)

Net increase (decrease) in net assets from principal transactions	(100,732,133)	(115,057,437)	(41,693,901)	(46,986,271)	(939,058,255)	(934,651,279)

Total increase (decrease) in net assets	(90,594,873)	(20,044,231)	(54,816,201)	18,479,211	(1,197,317,133)	180,961,888
Net assets at beginning of period	845,498,208	865,542,439	398,917,605	380,438,394	6,896,470,706	6,715,508,818

Net assets at end of period	$754,903,335	$845,498,208	$344,101,404	$398,917,605	$5,699,153,573	$6,896,470,706

	2020	2019	2020	2019	2020	2019
Units, beginning of period	42,134,682	48,163,939	16,743,641	18,851,163	296,880,687	339,906,281
Units issued	2,104,645	1,673,045	73,488	145,917	2,211,912	1,713,561
Units redeemed	(7,129,250)	(7,702,302)	(1,983,370)	(2,253,439)	(46,071,658)	(44,739,155)

Units, end of period	37,110,077	42,134,682	14,833,759	16,743,641	253,020,941	296,880,687

See accompanying notes.

48 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$9,034	$7,829	$3,255,421	$2,904,103	$32,143,284	$27,740,253
Expenses:
Mortality and expense risk and administrative charges	(4,824)	(5,153)	(1,526,679)	(1,742,608)	(19,003,816)	(21,597,429)

Net investment income (loss)	4,210	2,676	1,728,742	1,161,495	13,139,468	6,142,824

Realized gains (losses) on investments:
Capital gain distributions received	24,173	31,488	5,724,670	5,193,328	61,067,891	54,922,435
Net realized gain (loss)	2,517	1,774	(3,161,126)	(1,643,390)	(19,941,092)	(7,037,781)

Realized gains (losses)	26,690	33,262	2,563,544	3,549,938	41,126,799	47,884,654

Unrealized appreciation (depreciation) during the period	(41,657)	35,777	(2,705,385)	15,563,806	(41,058,617)	152,559,297

Net increase (decrease) in net assets from operations	(10,757)	71,715	1,586,901	20,275,239	13,207,650	206,586,775

Changes from principal transactions:
Purchase payments	-	-	68,962	71,708	950,897	4,628,945
Transfers between sub-accounts and the company	–	–	(5,034,605)	(3,957,776)	(28,793,468)	(6,969,944)
Withdrawals	(21,324)	(21,357)	(13,482,534)	(13,991,527)	(141,071,313)	(198,892,878)
Annual contract fee	-	-	(672,315)	(719,785)	(9,530,053)	(10,441,026)

Net increase (decrease) in net assets from principal transactions	(21,324)	(21,357)	(19,120,492)	(18,597,380)	(178,443,937)	(211,674,903)

Total increase (decrease) in net assets	(32,081)	50,358	(17,533,591)	1,677,859	(165,236,287)	(5,088,128)
Net assets at beginning of period	458,651	408,293	141,679,779	140,001,920	1,476,853,070	1,481,941,198

Net assets at end of period	$426,570	$458,651	$124,146,188	$141,679,779	$1,311,616,783	$1,476,853,070

	2020	2019	2020	2019	2020	2019
Units, beginning of period	19,749	20,790	5,471,606	6,226,658	67,001,075	77,231,623
Units issued	–	–	73,291	121,461	890,745	875,748
Units redeemed	(901)	(1,041)	(813,003)	(876,513)	(9,197,119)	(11,106,296)

Units, end of period	18,848	19,749	4,731,894	5,471,606	58,694,701	67,001,075

See accompanying notes.

49 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II		Mid Cap Stock Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,133,971	$918,404	$695,050	$550,673	$-	$-
Expenses:
Mortality and expense risk and administrative charges	(952,112)	(1,097,048)	(791,030)	(960,626)	(2,007,803)	(1,795,167)

Net investment income (loss)	181,859	(178,644)	(95,980)	(409,953)	(2,007,803)	(1,795,167)

Realized gains (losses) on investments:
Capital gain distributions received	7,533,083	6,717,704	5,237,555	4,889,787	20,449,383	19,662,641
Net realized gain (loss)	(1,861,080)	(163,892)	(741,363)	399,233	5,336,246	2,333,527

Realized gains (losses)	5,672,003	6,553,812	4,496,192	5,289,020	25,785,629	21,996,168

Unrealized appreciation (depreciation) during the period	3,048,095	11,079,914	594,760	7,787,940	51,060,803	15,486,181

Net increase (decrease) in net assets from operations	8,901,957	17,455,082	4,994,972	12,667,007	74,838,629	35,687,182

Changes from principal transactions:
Purchase payments	120,611	105,479	58,384	71,050	205,794	115,659
Transfers between sub-accounts and the company	(3,756,770)	(3,300,106)	(2,800,292)	(3,466,702)	(11,623,546)	(5,117,313)
Withdrawals	(7,342,819)	(7,638,193)	(5,222,939)	(5,982,160)	(12,647,958)	(11,365,661)
Annual contract fee	(217,604)	(248,065)	(171,556)	(206,895)	(441,033)	(436,438)

Net increase (decrease) in net assets from principal transactions	(11,196,582)	(11,080,885)	(8,136,403)	(9,584,707)	(24,506,743)	(16,803,753)

Total increase (decrease) in net assets	(2,294,625)	6,374,197	(3,141,431)	3,082,300	50,331,886	18,883,429
Net assets at beginning of period	83,184,093	76,809,896	60,113,618	57,031,318	131,034,144	112,150,715

Net assets at end of period	$80,889,468	$83,184,093	$56,972,187	$60,113,618	$181,366,030	$131,034,144

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,882,040	2,156,341	1,468,191	1,719,916	3,149,775	3,593,496
Units issued	132,502	19,980	31,741	24,991	68,845	101,578
Units redeemed	(370,924)	(294,281)	(247,900)	(276,716)	(570,520)	(545,299)

Units, end of period	1,643,618	1,882,040	1,252,032	1,468,191	2,648,100	3,149,775

See accompanying notes.

50 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$-	$616,597	$463,240	$532,657	$378,074
Expenses:
Mortality and expense risk and administrative charges	(1,307,240)	(1,166,129)	(536,667)	(612,450)	(591,808)	(692,683)

Net investment income (loss)	(1,307,240)	(1,166,129)	79,930	(149,210)	(59,151)	(314,609)

Realized gains (losses) on investments:
Capital gain distributions received	12,805,016	11,941,184	875,711	5,395,718	852,149	5,456,032
Net realized gain (loss)	3,130,804	(172,103)	(2,684,926)	(1,635,580)	(3,082,537)	(1,849,772)

Realized gains (losses)	15,935,820	11,769,081	(1,809,215)	3,760,138	(2,230,388)	3,606,260

Unrealized appreciation (depreciation) during the period	27,578,659	9,174,326	4,612,166	3,313,397	4,580,256	3,525,078

Net increase (decrease) in net assets from operations	42,207,239	19,777,278	2,882,881	6,924,325	2,290,717	6,816,729

Changes from principal transactions:
Purchase payments	131,399	111,364	56,365	76,745	184,933	122,819
Transfers between sub-accounts and the company	(4,216,917)	(1,989,819)	(1,125,217)	(709,109)	(1,435,860)	(577,592)
Withdrawals	(7,553,541)	(6,822,116)	(3,248,757)	(3,755,136)	(3,166,843)	(5,005,444)
Annual contract fee	(258,970)	(232,764)	(102,641)	(116,158)	(121,121)	(141,985)

Net increase (decrease) in net assets from principal transactions	(11,898,029)	(8,933,335)	(4,420,250)	(4,503,658)	(4,538,891)	(5,602,202)

Total increase (decrease) in net assets	30,309,210	10,843,943	(1,537,369)	2,420,667	(2,248,174)	1,214,527
Net assets at beginning of period	74,431,293	63,587,350	43,106,122	40,685,455	43,145,664	41,931,137

Net assets at end of period	$104,740,503	$74,431,293	$41,568,753	$43,106,122	$40,897,490	$43,145,664

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,491,827	1,679,065	1,197,829	1,332,351	1,272,276	1,448,284
Units issued	102,991	79,412	31,130	17,040	41,216	32,103
Units redeemed	(303,297)	(266,650)	(160,191)	(151,562)	(191,126)	(208,111)

Units, end of period	1,291,521	1,491,827	1,068,768	1,197,829	1,122,366	1,272,276

See accompanying notes.

51 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series I		Money Market Trust Series II		Money-Market Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$70,323	$506,096	$259,321	$2,066,662	$14,928	$94,245
Expenses:
Mortality and expense risk and administrative charges	(316,409)	(381,287)	(1,489,882)	(1,773,961)	(67,297)	(73,314)

Net investment income (loss)	(246,086)	124,809	(1,230,561)	292,701	(52,369)	20,931

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	-	-
Net realized gain (loss)	-	-	-	-	-	-

Realized gains (losses)	-	-	-	-	-	-

Unrealized appreciation (depreciation) during the period	(2)	(2)	1	–	(1)	(2)

Net increase (decrease) in net assets from operations	(246,088)	124,807	(1,230,560)	292,701	(52,370)	20,929

Changes from principal transactions:
Purchase payments	-	-	-	52,198	-	-
Transfers between sub-accounts and the company	(1,493,270)	(1,513,562)	(2,994,277)	(2,750,198)	44,056	53,388
Withdrawals	(1,305,746)	(3,818,617)	(13,914,531)	(15,460,994)	(285,215)	(397,078)
Annual contract fee	(88,096)	(107,898)	(1,178,687)	(1,306,937)	(27,817)	(30,161)

Net increase (decrease) in net assets from principal transactions	(2,887,112)	(5,440,077)	(18,087,495)	(19,465,931)	(268,976)	(373,851)

Total increase (decrease) in net assets	(3,133,200)	(5,315,270)	(19,318,055)	(19,173,230)	(321,346)	(352,922)
Net assets at beginning of period	23,529,238	28,844,508	111,045,980	130,219,210	4,644,968	4,997,890

Net assets at end of period	$20,396,038	$23,529,238	$91,727,925	$111,045,980	$4,323,622	$4,644,968

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,613,238	1,992,848	9,749,906	11,460,162	375,823	405,768
Units issued	16,249	25,979	345,073	117,064	17,429	17,679
Units redeemed	(211,101)	(405,589)	(1,944,784)	(1,827,320)	(39,075)	(47,624)

Units, end of period	1,418,386	1,613,238	8,150,195	9,749,906	354,177	375,823

See accompanying notes.

52 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	PIMCO All Asset		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$308,370	$205,147	$495,888	$633,400	$498,129	$646,959
Expenses:
Mortality and expense risk and administrative charges	(103,515)	(122,928)	(377,312)	(454,435)	(436,355)	(532,265)

Net investment income (loss)	204,855	82,219	118,576	178,965	61,774	114,694

Realized gains (losses) on investments:
Capital gain distributions received	-	-	2,951,775	240,936	3,284,785	267,558
Net realized gain (loss)	(139,858)	(61,128)	1,172,928	1,974,082	1,268,257	1,795,616

Realized gains (losses)	(139,858)	(61,128)	4,124,703	2,215,018	4,553,042	2,063,174

Unrealized appreciation (depreciation) during the period	233,994	721,923	(6,656,852)	4,777,483	(7,518,234)	5,718,139

Net increase (decrease) in net assets from operations	298,991	743,014	(2,413,573)	7,171,466	(2,903,418)	7,896,007

Changes from principal transactions:
Purchase payments	-	-	39,521	72,933	39,845	51,085
Transfers between sub-accounts and the company	(658,298)	(326,747)	(1,212,926)	(772,553)	(1,807,118)	264,868
Withdrawals	(467,548)	(577,339)	(1,666,765)	(2,768,341)	(2,670,293)	(3,684,693)
Annual contract fee	(17,671)	(19,713)	(46,212)	(56,368)	(87,771)	(104,207)

Net increase (decrease) in net assets from principal transactions	(1,143,517)	(923,799)	(2,886,382)	(3,524,329)	(4,525,337)	(3,472,947)

Total increase (decrease) in net assets	(844,526)	(180,785)	(5,299,955)	3,647,137	(7,428,755)	4,423,060
Net assets at beginning of period	7,848,764	8,029,549	30,586,853	26,939,716	34,623,536	30,200,476

Net assets at end of period	$7,004,238	$7,848,764	$25,286,898	$30,586,853	$27,194,781	$34,623,536

	2020	2019	2020	2019	2020	2019
Units, beginning of period	367,008	411,974	475,800	534,733	729,668	804,076
Units issued	3,878	3,821	17,423	30,430	55,749	49,951
Units redeemed	(61,863)	(48,787)	(70,444)	(89,363)	(161,195)	(124,359)

Units, end of period	309,023	367,008	422,779	475,800	624,222	729,668

See accompanying notes.

53 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series II		Select Bond Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$119,705	$-	$-	$4,866,453	$4,281,363
Expenses:
Mortality and expense risk and administrative charges	(1,666,199)	(1,445,798)	(879,495)	(749,039)	(1,463,162)	(1,524,554)

Net investment income (loss)	(1,666,199)	(1,326,093)	(879,495)	(749,039)	3,403,291	2,756,809

Realized gains (losses) on investments:
Capital gain distributions received	12,144,958	17,018,351	6,445,636	8,492,269	-	-
Net realized gain (loss)	6,736,204	6,790,656	3,989,285	2,778,943	364,314	(99,266)

Realized gains (losses)	18,881,162	23,809,007	10,434,921	11,271,212	364,314	(99,266)

Unrealized appreciation (depreciation) during the period	34,701,432	6,915,637	15,867,868	3,639,446	8,131,154	10,133,756

Net increase (decrease) in net assets from operations	51,916,395	29,398,551	25,423,294	14,161,619	11,898,759	12,791,299

Changes from principal transactions:
Purchase payments	167,461	126,172	89,355	76,065	31,167	153,124
Transfers between sub-accounts and the company	(4,379,660)	(4,165,713)	446,763	(2,436,481)	5,518,680	12,033,367
Withdrawals	(10,116,337)	(8,578,743)	(3,751,689)	(4,449,560)	(13,324,694)	(17,797,593)
Annual contract fee	(210,546)	(208,610)	(192,584)	(166,753)	(1,132,138)	(1,190,927)

Net increase (decrease) in net assets from principal transactions	(14,539,082)	(12,826,894)	(3,408,155)	(6,976,729)	(8,906,985)	(6,802,029)

Total increase (decrease) in net assets	37,377,313	16,571,657	22,015,139	7,184,890	2,991,774	5,989,270
Net assets at beginning of period	101,864,379	85,292,722	49,722,093	42,537,203	168,846,936	162,857,666

Net assets at end of period	$139,241,692	$101,864,379	$71,737,232	$49,722,093	$171,838,710	$168,846,936

	2020	2019	2020	2019	2020	2019
Units, beginning of period	2,201,413	2,511,294	929,263	1,080,860	11,230,425	11,694,988
Units issued	184,333	82,500	232,349	124,161	1,627,143	1,039,648
Units redeemed	(465,760)	(392,381)	(297,021)	(275,758)	(2,285,139)	(1,504,211)

Units, end of period	1,919,986	2,201,413	864,591	929,263	10,572,429	11,230,425

See accompanying notes.

54 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Select Bond Trust Series II		Short Term Government Income Trust Series I		Short Term Government Income Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$10,305,383	$8,854,494	$392,664	$396,255	$386,969	$288,615
Expenses:
Mortality and expense risk and administrative charges	(5,535,549)	(5,578,220)	(348,896)	(358,924)	(400,969)	(322,279)

Net investment income (loss)	4,769,834	3,276,274	43,768	37,331	(14,000)	(33,664)

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	-	-
Net realized gain (loss)	8,688,259	1,733,549	(54,967)	(285,936)	428,071	(143,997)

Realized gains (losses)	8,688,259	1,733,549	(54,967)	(285,936)	428,071	(143,997)

Unrealized appreciation (depreciation) during the period	12,717,320	21,582,342	480,595	702,417	(60,337)	489,970

Net increase (decrease) in net assets from operations	26,175,413	26,592,165	469,396	453,812	353,734	312,309

Changes from principal transactions:
Purchase payments	114,059	160,371	138,674	28,559	22,027	21,549
Transfers between sub-accounts and the company	28,282,249	(62,662,411)	943,837	1,757,726	13,198,375	3,798,367
Withdrawals	(42,744,819)	(48,563,846)	(2,636,943)	(3,928,367)	(9,226,436)	(5,965,941)
Annual contract fee	(2,150,889)	(2,239,783)	(40,952)	(50,148)	(73,101)	(66,342)

Net increase (decrease) in net assets from principal transactions	(16,499,400)	(113,305,669)	(1,595,384)	(2,192,230)	3,920,865	(2,212,367)

Total increase (decrease) in net assets	9,676,013	(86,713,504)	(1,125,988)	(1,738,418)	4,274,599	(1,900,058)
Net assets at beginning of period	369,066,054	455,779,558	23,038,429	24,776,847	19,947,254	21,847,312

Net assets at end of period	$378,742,067	$369,066,054	$21,912,441	$23,038,429	$24,221,853	$19,947,254

	2020	2019	2020	2019	2020	2019
Units, beginning of period	26,548,850	35,085,514	1,869,108	2,048,837	1,683,089	1,870,549
Units issued	21,215,110	5,093,907	436,541	478,788	2,011,877	601,313
Units redeemed	(22,364,242)	(13,630,571)	(558,472)	(658,517)	(1,691,943)	(788,773)

Units, end of period	25,399,718	26,548,850	1,747,177	1,869,108	2,003,023	1,683,089

See accompanying notes.

55 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$143,471	$116,894	$304,463	$224,805	$180,943	$122,885
Expenses:
Mortality and expense risk and administrative charges	(159,442)	(185,575)	(403,069)	(471,382)	(385,835)	(472,264)

Net investment income (loss)	(15,971)	(68,681)	(98,606)	(246,577)	(204,892)	(349,379)

Realized gains (losses) on investments:
Capital gain distributions received	744,821	1,114,217	1,822,232	2,669,239	1,495,806	2,607,034
Net realized gain (loss)	(57,061)	123,505	268,388	524,531	(1,748,266)	(987,671)

Realized gains (losses)	687,760	1,237,722	2,090,620	3,193,770	(252,460)	1,619,363

Unrealized appreciation (depreciation) during the period	1,146,843	1,301,419	2,353,665	3,004,989	2,420,411	5,406,507

Net increase (decrease) in net assets from operations	1,818,632	2,470,460	4,345,679	5,952,182	1,963,059	6,676,491

Changes from principal transactions:
Purchase payments	34,050	28,020	81,269	50,340	66,138	56,786
Transfers between sub-accounts and the company	(324,596)	(682,354)	(1,474,604)	(767,068)	(785,686)	(1,250,592)
Withdrawals	(590,435)	(1,306,632)	(2,217,148)	(2,947,927)	(2,520,468)	(2,984,538)
Annual contract fee	(27,084)	(32,692)	(107,971)	(124,799)	(60,719)	(75,306)

Net increase (decrease) in net assets from principal transactions	(908,065)	(1,993,658)	(3,718,454)	(3,789,454)	(3,300,735)	(4,253,650)

Total increase (decrease) in net assets	910,567	476,802	627,225	2,162,728	(1,337,676)	2,422,841
Net assets at beginning of period	11,902,313	11,425,511	29,572,357	27,409,629	31,997,017	29,574,176

Net assets at end of period	$12,812,880	$11,902,313	$30,199,582	$29,572,357	$30,659,341	$31,997,017

	2020	2019	2020	2019	2020	2019
Units, beginning of period	333,681	394,435	824,184	939,136	765,207	874,606
Units issued	13,727	11,987	30,746	36,389	35,395	13,692
Units redeemed	(41,325)	(72,741)	(136,931)	(151,341)	(123,439)	(123,091)

Units, end of period	306,083	333,681	717,999	824,184	677,163	765,207

See accompanying notes.

56 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series II		Small Cap Stock Trust Series I		Small Cap Stock Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$107,646	$42,193	$-	$-	$-	$-
Expenses:
Mortality and expense risk and administrative charges	(328,158)	(403,542)	(7,831)	(6,563)	(448,116)	(468,418)

Net investment income (loss)	(220,512)	(361,349)	(7,831)	(6,563)	(448,116)	(468,418)

Realized gains (losses) on investments:
Capital gain distributions received	1,215,087	2,140,414	116,693	210,056	3,955,282	9,323,728
Net realized gain (loss)	(1,508,348)	(914,452)	13,394	11,780	(256,908)	392,917

Realized gains (losses)	(293,261)	1,225,962	130,087	221,836	3,698,374	9,716,645

Unrealized appreciation (depreciation) during the period	2,117,508	4,424,779	291,252	12,278	9,278,715	(354,688)

Net increase (decrease) in net assets from operations	1,603,735	5,289,392	413,508	227,551	12,528,973	8,893,539

Changes from principal transactions:
Purchase payments	20,356	25,053	-	-	57,731	33,137
Transfers between sub-accounts and the company	(574,100)	(617,484)	8,014	45,807	(3,440,036)	(672,626)
Withdrawals	(2,389,411)	(2,717,646)	(50,493)	(84,814)	(2,599,509)	(1,977,392)
Annual contract fee	(74,315)	(89,897)	(242)	(210)	(78,656)	(81,693)

Net increase (decrease) in net assets from principal transactions	(3,017,470)	(3,399,974)	(42,721)	(39,217)	(6,060,470)	(2,698,574)

Total increase (decrease) in net assets	(1,413,735)	1,889,418	370,787	188,334	6,468,503	6,194,965
Net assets at beginning of period	25,691,957	23,802,539	824,976	636,642	31,804,821	25,609,856

Net assets at end of period	$24,278,222	$25,691,957	$1,195,763	$824,976	$38,273,324	$31,804,821

	2020	2019	2020	2019	2020	2019
Units, beginning of period	656,858	753,786	25,747	27,172	790,917	865,860
Units issued	36,565	18,495	1,543	2,629	69,455	106,247
Units redeemed	(120,460)	(115,423)	(2,502)	(4,054)	(220,719)	(181,190)

Units, end of period	572,963	656,858	24,788	25,747	639,653	790,917

See accompanying notes.

57 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series I		Small Cap Value Trust Series II		Small Company Value Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$5,626	$4,024	$152,472	$91,361	$89,261	$314,349
Expenses:
Mortality and expense risk and administrative charges	(4,825)	(6,550)	(275,824)	(365,238)	(472,151)	(553,217)

Net investment income (loss)	801	(2,526)	(123,352)	(273,877)	(382,890)	(238,868)

Realized gains (losses) on investments:
Capital gain distributions received	62,464	48,276	2,088,545	1,633,611	2,046,170	17,627,588
Net realized gain (loss)	(44,108)	(5,664)	(2,611,214)	(1,191,476)	(6,833,219)	(855,594)

Realized gains (losses)	18,356	42,612	(522,669)	442,135	(4,787,049)	16,771,994

Unrealized appreciation (depreciation) during the period	(69,638)	113,265	(1,672,587)	5,041,839	7,261,500	(8,775,220)

Net increase (decrease) in net assets from operations	(50,481)	153,351	(2,318,608)	5,210,097	2,091,561	7,757,906

Changes from principal transactions:
Purchase payments	-	-	25,229	30,459	76,008	57,531
Transfers between sub-accounts and the company	24,442	4,579	(394,211)	(1,127,702)	(1,264,885)	(631,653)
Withdrawals	(97,021)	(36,006)	(1,626,135)	(1,944,038)	(2,406,159)	(2,835,186)
Annual contract fee	(103)	(122)	(48,911)	(63,462)	(64,213)	(75,819)

Net increase (decrease) in net assets from principal transactions	(72,682)	(31,549)	(2,044,028)	(3,104,743)	(3,659,249)	(3,485,127)

Total increase (decrease) in net assets	(123,163)	121,802	(4,362,636)	2,105,354	(1,567,688)	4,272,779
Net assets at beginning of period	738,937	617,135	24,815,016	22,709,662	38,287,441	34,014,662

Net assets at end of period	$615,774	$738,937	$20,452,380	$24,815,016	$36,719,753	$38,287,441

	2020	2019	2020	2019	2020	2019
Units, beginning of period	22,312	23,369	727,481	825,018	765,198	840,097
Units issued	3,380	468	126,440	28,175	24,726	16,991
Units redeemed	(5,661)	(1,525)	(197,228)	(125,712)	(108,591)	(91,890)

Units, end of period	20,031	22,312	656,693	727,481	681,333	765,198

See accompanying notes.

58 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$35,002	$247,387	$434,509	$767,884	$421,633	$780,348
Expenses:
Mortality and expense risk and administrative charges	(491,685)	(589,746)	(397,404)	(421,857)	(467,458)	(507,331)

Net investment income (loss)	(456,683)	(342,359)	37,105	346,027	(45,825)	273,017

Realized gains (losses) on investments:
Capital gain distributions received	2,124,872	18,374,164	-	-	-	-
Net realized gain (loss)	(6,814,606)	(2,354,195)	39,859	(96,159)	40,929	(113,061)

Realized gains (losses)	(4,689,734)	16,019,969	39,859	(96,159)	40,929	(113,061)

Unrealized appreciation (depreciation) during the period	7,140,816	(7,947,973)	1,669,654	2,264,222	1,736,879	2,526,678

Net increase (decrease) in net assets from operations	1,994,399	7,729,637	1,746,618	2,514,090	1,731,983	2,686,634

Changes from principal transactions:
Purchase payments	34,932	103,441	16,210	17,351	25,928	26,975
Transfers between sub-accounts and the company	(1,039,371)	(874,563)	(175,829)	(676,336)	(18,686)	1,508,389
Withdrawals	(2,798,978)	(3,248,422)	(2,378,458)	(2,685,552)	(2,453,839)	(3,926,670)
Annual contract fee	(98,488)	(115,210)	(39,740)	(41,990)	(82,065)	(93,086)

Net increase (decrease) in net assets from principal transactions	(3,901,905)	(4,134,754)	(2,577,817)	(3,386,527)	(2,528,662)	(2,484,392)

Total increase (decrease) in net assets	(1,907,506)	3,594,883	(831,199)	(872,437)	(796,679)	202,242
Net assets at beginning of period	38,190,461	34,595,578	28,056,708	28,929,145	30,786,382	30,584,140

Net assets at end of period	$36,282,955	$38,190,461	$27,225,509	$28,056,708	$29,989,703	$30,786,382

	2020	2019	2020	2019	2020	2019
Units, beginning of period	972,522	1,082,149	1,167,636	1,319,270	1,383,336	1,489,159
Units issued	26,490	24,700	36,237	48,201	131,240	157,549
Units redeemed	(137,672)	(134,327)	(143,984)	(199,835)	(257,548)	(263,372)

Units, end of period	861,340	972,522	1,059,889	1,167,636	1,257,028	1,383,336

See accompanying notes.

59 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Series Trust NAV		Total Bond Market Trust Series II		Total Stock Market Index Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$2,035,467	$2,084,010	$1,529,112	$1,130,997	$706,744	$657,248
Expenses:
Mortality and expense risk and administrative charges	(793,845)	(821,512)	(984,406)	(777,364)	(601,042)	(625,757)

Net investment income (loss)	1,241,622	1,262,498	544,706	353,633	105,702	31,491

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	3,524,641	2,841,844
Net realized gain (loss)	168,421	(724,814)	2,412,284	(404,354)	843,167	769,286

Realized gains (losses)	168,421	(724,814)	2,412,284	(404,354)	4,367,808	3,611,130

Unrealized appreciation (depreciation) during the period	4,019,879	5,874,011	284,581	3,373,510	3,018,009	6,687,219

Net increase (decrease) in net assets from operations	5,429,922	6,411,695	3,241,571	3,322,789	7,491,519	10,329,840

Changes from principal transactions:
Purchase payments	4,934	107,673	58,189	18,036	28,675	59,727
Transfers between sub-accounts and the company	4,557,666	7,039,600	36,528,592	8,219,047	(1,284,193)	(996,484)
Withdrawals	(7,958,444)	(10,864,580)	(16,663,194)	(12,445,539)	(3,742,585)	(3,938,575)
Annual contract fee	(787,607)	(848,827)	(498,542)	(395,817)	(64,834)	(70,310)

Net increase (decrease) in net assets from principal transactions	(4,183,451)	(4,566,134)	19,425,045	(4,604,273)	(5,062,937)	(4,945,642)

Total increase (decrease) in net assets	1,246,471	1,845,561	22,666,616	(1,281,484)	2,428,582	5,384,198
Net assets at beginning of period	91,184,111	89,338,550	52,973,295	54,254,779	44,392,596	39,008,398

Net assets at end of period	$92,430,582	$91,184,111	$75,639,911	$52,973,295	$46,821,178	$44,392,596

	2020	2019	2020	2019	2020	2019
Units, beginning of period	6,564,337	6,903,807	4,043,213	4,408,111	1,485,619	1,667,740
Units issued	1,068,799	633,115	4,010,062	1,406,525	27,453	10,081
Units redeemed	(1,380,766)	(972,585)	(2,582,749)	(1,771,423)	(202,654)	(192,202)

Units, end of period	6,252,370	6,564,337	5,470,526	4,043,213	1,310,418	1,485,619

See accompanying notes.

60 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$540,988	$473,307	$209,284	$152,733	$4,115,145	$3,219,407
Expenses:
Mortality and expense risk and administrative charges	(568,303)	(570,504)	(95,595)	(82,613)	(3,300,598)	(2,617,704)

Net investment income (loss)	(27,315)	(97,197)	113,689	70,120	814,547	601,703

Realized gains (losses) on investments:
Capital gain distributions received	3,014,850	2,348,543	-	-	-	-
Net realized gain (loss)	2,302,867	2,769,113	964	135,503	136,932	1,159,370

Realized gains (losses)	5,317,717	5,117,656	964	135,503	136,932	1,159,370

Unrealized appreciation (depreciation) during the period	1,125,286	3,341,110	(1,200)	965	(1,254,317)	717,222

Net increase (decrease) in net assets from operations	6,415,688	8,361,569	113,453	206,588	(302,838)	2,478,295

Changes from principal transactions:
Purchase payments	30,630	27,675	-	-	2,095,242	636,508
Transfers between sub-accounts and the company	(1,099,653)	(1,261,664)	7,351,836	10,620,324	225,669,128	212,880,410
Withdrawals	(1,924,895)	(3,113,183)	(4,569,079)	(11,580,080)	(208,673,763)	(175,298,097)
Annual contract fee	(139,328)	(145,640)	(85,062)	(57,577)	(1,478,317)	(1,264,283)

Net increase (decrease) in net assets from principal transactions	(3,133,246)	(4,492,812)	2,697,695	(1,017,333)	17,612,290	36,954,538

Total increase (decrease) in net assets	3,282,442	3,868,757	2,811,148	(810,745)	17,309,452	39,432,833
Net assets at beginning of period	36,133,626	32,264,869	9,489,340	10,300,085	216,056,209	176,623,376

Net assets at end of period	$39,416,068	$36,133,626	$12,300,488	$9,489,340	$233,365,661	$216,056,209

	2020	2019	2020	2019	2020	2019
Units, beginning of period	967,269	1,097,829	775,048	859,864	18,954,068	15,670,778
Units issued	38,881	13,103	1,043,271	1,066,380	21,148,553	18,610,432
Units redeemed	(121,085)	(143,663)	(820,176)	(1,151,196)	(19,697,387)	(15,327,142)

Units, end of period	885,065	967,269	998,143	775,048	20,405,234	18,954,068

See accompanying notes.

61 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Opportunities
	2020	2019
Income:
Dividend distributions received	$28,221	$44,056
Expenses:
Mortality and expense risk and administrative charges	(41,542)	(42,151)

Net investment income (loss)	(13,321)	1,905

Realized gains (losses) on investments:
Capital gain distributions received	187,027	232,014
Net realized gain (loss)	179,870	120,838

Realized gains (losses)	366,897	352,852

Unrealized appreciation (depreciation) during the period	134,335	324,136

Net increase (decrease) in net assets from operations	487,911	678,893

Changes from principal transactions:
Purchase payments	-	-
Transfers between sub-accounts and the company	(110,730)	(78,960)
Withdrawals	(292,265)	(309,355)
Annual contract fee	(9,351)	(9,753)

Net increase (decrease) in net assets from principal transactions	(412,346)	(398,068)

Total increase (decrease) in net assets	75,565	280,825
Net assets at beginning of period	2,961,168	2,680,343

Net assets at end of period	$3,036,733	$2,961,168

	2020	2019
Units, beginning of period	32,597	39,596
Units issued	121	10
Units redeemed	(5,115)	(7,009)

Units, end of period	27,603	32,597

See accompanying notes.

62 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 107 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

63 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

The Company’s results and operations have been and may continue to be adversely impacted by the COVID-19 pandemic and the recent economic downturn. The adverse effects include but are not limited to significant volatility in equity markets and decline in interest rates, increase in credit risk, strain on commodity markets, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and how long they will continue have introduced additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2020.

64 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2020, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

See accompanying notes.

65 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2020. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2020:

	Level 1	Level 2	Level 3	Total

Mutual Funds
Affiliated	$27,755,786,321	-	-	27,755,786,321
NonAffiliated	$26,981,123	-	-	26,981,123

Total	$27,782,767,444	-	-	27,782,767,444

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2020.

66 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2020 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series I	$9,322,240	$20,990,870
500 Index Fund Series II	11,805,205	18,444,057
500 Index Fund Series NAV	14,015,282	32,688,638
Active Bond Trust Series I	4,014,613	5,829,739
Active Bond Trust Series II	36,453,210	33,427,263
American Asset Allocation Trust Series I	18,699,228	14,135,079
American Asset Allocation Trust Series II	113,539,432	109,092,405
American Asset Allocation Trust Series III	15,991,612	11,487,451
American Global Growth Trust Series II	18,005,656	35,253,082
American Global Growth Trust Series III	2,705,074	6,153,386
American Growth Trust Series II	83,576,297	153,481,047
American Growth Trust Series III	11,824,124	27,491,196
American Growth-Income Trust Series I	17,542,346	17,442,241
American Growth-Income Trust Series II	84,263,541	72,456,344
American Growth-Income Trust Series III	36,398,564	28,361,691
American International Trust Series II	34,009,904	54,915,732
American International Trust Series III	4,557,381	7,203,469
Basic Value Focus	281,662	622,824
Blue Chip Growth Trust Series I	41,399,696	41,602,352
Blue Chip Growth Trust Series II	25,429,190	29,256,229
Capital Appreciation Trust Series I	23,237,792	25,929,227
Capital Appreciation Trust Series II	16,706,656	18,181,091
Capital Appreciation Value Trust Series II	29,215,898	38,174,750
Core Bond Trust Series I	7,772,910	12,089,074
Core Bond Trust Series II	14,905,366	18,120,240
DWS Equity 500 Index	866,132	1,188,365
Emerging Markets Value Trust Series II	3,673,629	5,703,682
Emerging Markets Value Trust Series NAV	132,571	209,299
Equity Income Trust Series I	18,217,642	22,434,503
Equity Income Trust Series II	14,247,608	17,046,486
Financial Industries Trust Series I	1,290,778	2,073,919
Financial Industries Trust Series II	2,085,825	2,847,771
Fundamental All Cap Core Trust Series II	2,726,926	9,308,918
Fundamental Large Cap Value Trust Series I	6,815,847	24,066,437
Fundamental Large Cap Value Trust Series II	9,770,231	24,344,065
Global Allocation	17,651	47,934
Opportunistic Fixed Income Trust Series I	2,780,232	3,775,675
Opportunistic Fixed Income Trust Series II	9,705,723	14,985,164
Global Trust Series I	149,547,009	14,136,516
Global Trust Series II	961,186	4,887,281
Health Sciences Trust Series I	9,478,198	11,861,132
Health Sciences Trust Series II	15,738,393	11,545,502
High Yield Trust Series I	9,209,636	11,107,553
High Yield Trust Series II	7,843,396	11,599,443
International Equity Index Series I	1,330,150	4,037,262
International Equity Index Series II	2,118,602	2,817,835
International Equity Index Series NAV	577,306	1,281,649
International Small Company Trust Series I	1,288,424	2,653,504
International Small Company Trust Series II	1,530,906	2,029,545

67 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Disciplined Value International Trust Series I	$2,390,885	$6,792,082
Disciplined Value International Trust Series II	3,184,084	6,597,054
Investment Quality Bond Trust Series I	20,261,647	24,278,998
Investment Quality Bond Trust Series II	14,790,493	15,685,131
Lifestyle Aggressive Portfolio Series I	329,335	1,290,738
Lifestyle Aggressive Portfolio Series II	2,134,160	2,766,427
Lifestyle Balanced Portfolio Series I	7,816,877	5,988,636
Lifestyle Balanced Portfolio Series II	211,399,695	151,799,938
Lifestyle Conservative Portfolio Series I	7,398,831	3,491,101
Lifestyle Conservative Portfolio Series II	84,087,889	53,746,680
Lifestyle Growth Portfolio Series I	24,602,285	24,408,795
Lifestyle Growth Portfolio Series II	578,593,066	778,297,825
Lifestyle Growth Portfolio Series NAV	462,125	515,357
Lifestyle Moderate Portfolio Series I	3,341,637	1,293,955
Lifestyle Moderate Portfolio Series II	80,903,702	53,424,847
Managed Volatility Aggressive Portfolio Series I	1,521,410	8,415,756
Managed Volatility Aggressive Portfolio Series II	2,611,607	9,666,999
Managed Volatility Balanced Portfolio Series I	29,370,124	48,720,440
Managed Volatility Balanced Portfolio Series II	318,976,183	682,764,480
Managed Volatility Conservative Portfolio Series I	8,060,460	14,883,122
Managed Volatility Conservative Portfolio Series II	66,365,199	146,636,496
Managed Volatility Growth Portfolio Series I	28,538,769	47,008,215
Managed Volatility Growth Portfolio Series II	454,306,412	1,033,491,680
Managed Volatility Growth Portfolio Series NAV	33,207	26,148
Managed Volatility Moderate Portfolio Series I	10,837,941	22,505,024
Managed Volatility Moderate Portfolio Series II	106,765,780	211,002,358
Mid Cap Index Trust Series I	12,381,323	15,862,965
Mid Cap Index Trust Series II	6,840,128	9,834,957
Mid Cap Stock Trust Series I	23,546,864	29,612,028
Mid Cap Stock Trust Series II	18,351,864	18,752,118
Mid Value Trust Series I	2,403,587	5,868,195
Mid Value Trust Series II	2,495,769	6,241,660
Money Market Trust Series I	258,535	3,391,734
Money Market Trust Series II	3,622,531	22,940,586
Money-Market Trust Series NAV	224,811	546,157
Mutual Shares Trust Series I	27,798,631	161,271,194
PIMCO All Asset	385,658	1,324,321
Real Estate Securities Trust Series I	4,462,259	4,278,291
Real Estate Securities Trust Series II	6,101,522	7,280,300
Science & Technology Trust Series I	19,651,660	23,711,984
Science & Technology Trust Series II	20,740,086	18,582,099
Select Bond Trust Series I	30,922,923	36,426,618
Select Bond Trust Series II	314,435,992	326,165,557
Short Term Government Income Trust Series I	5,741,025	7,292,641
Short Term Government Income Trust Series II	24,730,613	20,823,746
Small Cap Index Trust Series I	1,358,842	1,538,056
Small Cap Index Trust Series II	2,937,375	4,932,204
Small Cap Opportunities Trust Series I	2,762,892	4,772,714
Small Cap Opportunities Trust Series II	2,377,085	4,399,978
Small Cap Stock Trust Series I	162,973	96,830
Small Cap Stock Trust Series II	7,105,487	9,658,790
Small Cap Value Trust Series I	173,123	182,539

68 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Small Cap Value Trust Series II	$5,262,921	$5,341,756
Small Company Value Trust Series I	3,085,671	5,081,641
Small Company Value Trust Series II	2,929,566	5,163,279
Strategic Income Opportunities Trust Series I	1,263,423	3,804,135
Strategic Income Opportunities Trust Series II	3,287,827	5,862,315
Total Bond Market Series Trust NAV	17,740,153	20,681,980
Total Bond Market Trust Series II	55,769,397	35,799,646
Total Stock Market Index Trust Series I	4,988,462	6,421,055
Total Stock Market Index Trust Series II	4,929,466	5,075,175
Ultra Short Term Bond Trust Series I	12,974,629	10,163,245
Ultra Short Term Bond Trust Series II	235,515,411	217,088,575
Value Opportunities	224,916	463,556

69 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund Series I(*)	2020	4,339	$36.94 to $32.81	$148,171	1.90 % to 0.45%	1.80%	17.58 % to 15.88%
	2019	4,843	31.41 to 28.31	142,077	1.90 to 0.45	1.66	30.47 to 28.59
	2018	5,483	24.08 to 22.02	124,393	1.90 to 0.45	1.30	-5.12 to -6.50
	2017	6,105	25.38 to 23.55	147,484	1.90 to 0.45	1.66	20.98 to 19.24
	2016	6,884	20.98 to 19.75	138,794	1.90 to 0.45	3.09	11.09 to 9.49

500 Index Fund Series II(*)	2020	1,953	36.33 to 31.88	63,007	2.05 to 0.45	1.59	17.30 to 15.43
	2019	2,243	30.97 to 27.62	62,608	2.05 to 0.45	1.51	30.24 to 28.17
	2018	2,418	23.78 to 21.55	52,639	2.05 to 0.45	1.13	-5.31 to -6.83
	2017	2,586	25.12 to 23.13	60,261	2.05 to 0.45	1.50	20.74 to 18.83
	2016	2,741	20.80 to 19.46	53,568	2.05 to 0.45	1.67	10.87 to 9.11

500 Index Fund Series NAV(*)	2020	5,504	36.04 to 30.50	193,699	2.05 to 0.80	1.82	17.19 to 15.73
	2019	6,220	30.75 to 26.36	187,147	2.05 to 0.80	1.69	30.11 to 28.50
	2018	7,468	23.63 to 20.51	173,126	2.05 to 0.80	1.31	-5.41 to -6.59
	2017	8,459	24.98 to 21.96	207,675	2.05 to 0.80	1.69	20.58 to 19.08
	2016	10,016	20.72 to 18.44	204,469	2.05 to 0.80	1.74	10.76 to 9.38

Active Bond Trust Series I(*)	2020	1,111	26.30 to 20.95	24,963	1.90 to 0.45	2.90	8.30 to 6.74
	2019	1,212	24.28 to 19.63	25,396	1.90 to 0.45	2.69	8.76 to 7.20
	2018	1,322	22.32 to 18.31	25,739	1.90 to 0.45	3.10	-1.05 to -2.48
	2017	1,451	22.56 to 18.77	28,904	1.90 to 0.45	3.43	4.37 to 2.88
	2016	1,603	21.62 to 18.25	30,912	1.90 to 0.45	3.56	3.87 to 2.38

Active Bond Trust Series II(*)	2020	6,336	19.84 to 14.41	134,054	2.05 to 1.00	2.78	7.48 to 6.36
	2019	6,290	18.65 to 13.40	124,667	2.05 to 1.00	2.53	7.94 to 6.81
	2018	6,520	17.46 to 12.42	120,639	2.05 to 1.00	2.89	-1.79 to -2.82
	2017	7,619	17.97 to 12.64	144,487	2.05 to 1.00	3.21	3.59 to 2.51
	2016	7,880	17.53 to 12.20	145,180	2.05 to 1.20	3.34	2.12 to -2.40

American Asset Allocation Trust Series I(*)	2020	4,605	28.64 to 23.49	115,923	1.90 to 0.45	1.35	11.51 to 9.91
	2019	4,963	25.68 to 21.37	113,208	1.90 to 0.45	1.34	20.24 to 18.50
	2018	5,496	21.36 to 18.03	104,975	1.90 to 0.45	1.57	-5.34 to -6.71
	2017	6,072	22.56 to 19.33	123,761	1.90 to 0.45	1.17	15.27 to 13.62
	2016	6,564	19.57 to 17.01	117,189	1.90 to 0.45	1.26	8.50 to 6.94

American Asset Allocation Trust Series II(*)	2020	36,881	24.54 to 22.67	888,734	2.05 to 1.00	1.24	10.80 to 9.64
	2019	41,211	22.15 to 20.67	900,004	2.05 to 1.00	1.22	19.47 to 18.22
	2018	47,315	18.54 to 17.49	868,429	2.05 to 1.00	1.47	-6.01 to -7.00
	2017	54,127	19.73 to 18.80	1,061,204	2.05 to 1.00	1.07	14.54 to 13.35
	2016	61,102	17.22 to 16.59	1,050,388	2.05 to 1.00	1.09	7.83 to 6.71

American Asset Allocation Trust Series III(*)	2020	4,203	30.07 to 27.30	124,838	1.55 to 0.80	1.70	11.55 to 10.71
	2019	4,588	26.96 to 24.66	122,259	1.55 to 0.80	1.67	20.19 to 19.30
	2018	5,240	22.43 to 20.67	116,316	1.55 to 0.80	1.91	-5.39 to -6.10
	2017	5,984	23.71 to 22.01	140,567	1.55 to 0.80	1.50	15.33 to 14.47
	2016	6,706	20.56 to 19.23	136,740	1.55 to 0.80	1.61	8.56 to 7.75

American Global Growth Trust Series II(*)	2020	4,896	33.99 to 31.05	161,922	2.05 to 1.00	0.07	28.51 to 27.16
	2019	5,857	26.45 to 24.42	151,504	2.05 to 1.00	0.54	33.32 to 31.93
	2018	6,911	19.84 to 18.51	134,638	2.05 to 1.00	0.57	-10.37 to -11.31
	2017	7,936	22.14 to 20.87	173,375	2.05 to 1.00	0.17	29.62 to 28.27
	2016	9,113	17.08 to 16.27	154,324	2.05 to 1.00	0.76	-0.89 to -1.93

American Global Growth Trust Series III(*)	2020	804	40.37 to 36.65	31,935	1.55 to 0.80	0.06	29.40 to 28.43
	2019	967	31.20 to 28.54	29,730	1.55 to 0.80	0.96	34.10 to 33.10
	2018	1,174	23.27 to 21.44	26,969	1.55 to 0.80	1.00	-9.77 to -10.45
	2017	1,253	25.79 to 23.94	31,918	1.55 to 0.80	0.56	30.30 to 29.33
	2016	1,575	19.79 to 18.51	30,846	1.55 to 0.80	1.27	-0.17 to -0.92

American Growth Trust Series II(*)	2020	9,063	93.16 to 70.22	631,754	2.05 to 0.45	0.08	50.77 to 48.38
	2019	11,474	61.79 to 47.32	535,195	2.05 to 0.45	0.73	29.61 to 27.55
	2018	13,671	47.67 to 37.10	495,562	2.05 to 0.45	0.30	-1.16 to -2.74
	2017	16,059	48.23 to 38.15	595,655	2.05 to 0.45	0.27	27.17 to 25.15
	2016	19,385	37.93 to 30.48	571,028	2.05 to 0.45	0.32	8.54 to 6.82

American Growth Trust Series III(*)	2020	1,954	53.18 to 48.28	102,290	1.55 to 0.80	0.08	50.77 to 49.64
	2019	2,594	35.27 to 32.26	90,208	1.55 to 0.80	1.17	29.76 to 28.79
	2018	3,093	27.18 to 25.05	82,982	1.55 to 0.80	0.71	-1.08 to -1.82
	2017	3,580	27.48 to 25.51	97,231	1.55 to 0.80	0.70	27.20 to 26.25
	2016	4,375	21.60 to 20.21	93,545	1.55 to 0.80	0.80	8.61 to 7.80

American Growth-Income Trust Series I(*)	2020	2,317	57.19 to 44.26	110,631	1.90 to 0.45	1.33	12.60 to 10.97
	2019	2,634	50.79 to 39.89	112,835	1.90 to 0.45	1.49	25.14 to 23.34
	2018	2,973	40.59 to 32.34	102,807	1.90 to 0.45	1.35	-2.62 to -4.03
	2017	3,388	41.68 to 33.70	121,608	1.90 to 0.45	1.03	21.49 to 19.74
	2016	3,892	34.31 to 28.14	116,152	1.90 to 0.45	1.59	10.61 to 9.01

70 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
American Growth-Income Trust Series II(*)	2020	10,493	$56.42 to $ 42.52	$448,301	2.05 % to 0.45%	1.26%	12.52 % to 10.72%
	2019	11,502	50.14 to 38.40	441,928	2.05 to 0.45	1.39	25.08 to 23.10
	2018	13,514	40.09 to 31.20	418,780	2.05 to 0.45	1.25	-2.71 to -4.26
	2017	15,764	41.20 to 32.59	507,128	2.05 to 0.45	0.95	21.34 to 19.42
	2016	18,765	33.96 to 27.29	503,087	2.05 to 0.45	1.50	10.56 to 8.81

American Growth-Income Trust Series III(*)	2020	5,724	36.74 to 33.35	207,203	1.55 to 0.80	1.71	12.57 to 11.72
	2019	6,269	32.64 to 29.85	201,783	1.55 to 0.80	1.84	25.16 to 24.22
	2018	7,331	26.08 to 24.03	188,742	1.55 to 0.80	1.68	-2.60 to -3.34
	2017	8,380	26.77 to 24.86	221,783	1.55 to 0.80	1.39	21.42 to 20.51
	2016	9,932	22.05 to 20.63	216,784	1.55 to 0.80	1.99	10.65 to 9.83

American International Trust Series II(*)	2020	7,899	37.27 to 21.26	274,988	2.05 to 1.00	0.25	12.26 to 11.09
	2019	8,655	33.55 to 18.93	270,480	2.05 to 1.00	0.79	21.05 to 19.79
	2018	10,103	28.01 to 15.64	261,041	2.05 to 1.00	2.48	-14.45 to -15.35
	2017	11,003	33.09 to 18.28	333,479	2.05 to 1.00	0.71	30.19 to 28.84
	2016	13,582	25.68 to 14.04	316,695	2.05 to 1.00	0.82	1.95 to 0.88

American International Trust Series III(*)	2020	1,773	21.52 to 19.53	37,553	1.55 to 0.80	0.71	13.07 to 12.22
	2019	1,949	19.03 to 17.40	36,565	1.55 to 0.80	1.28	21.91 to 21.00
	2018	2,255	15.61 to 14.38	34,732	1.55 to 0.80	2.98	-13.90 to -14.54
	2017	2,404	18.13 to 16.83	43,050	1.55 to 0.80	1.17	31.07 to 30.09
	2016	2,989	13.83 to 12.94	40,895	1.55 to 0.80	1.30	2.66 to 1.90

Basic Value Focus	2020	75	59.90 to 29.25	3,801	1.80 to 1.40	2.22	1.77 to 1.36
	2019	86	58.86 to 28.85	4,219	1.80 to 1.40	2.23	21.99 to 21.51
	2018	95	48.25 to 23.75	3,829	1.80 to 1.40	1.55	-9.34 to -9.71
	2017	109	53.22 to 26.30	4,930	1.80 to 1.40	1.31	6.65 to 6.22
	2016	127	49.91 to 24.76	5,279	1.80 to 1.40	1.29	16.24 to 15.78

Blue Chip Growth Trust Series I(*)	2020	3,052	83.88 to 56.31	281,323	1.90 to 0.45	0.00	33.70 to 31.77
	2019	3,479	62.74 to 42.74	241,695	1.90 to 0.45	0.00	29.21 to 27.35
	2018	3,990	48.55 to 33.56	216,533	1.90 to 0.45	0.02	1.51 to 0.04
	2017	4,510	47.83 to 33.54	243,660	1.90 to 0.45	0.07	35.67 to 33.73
	2016	5,095	35.26 to 25.08	204,902	1.90 to 0.45	0.01	0.36 to -1.09

Blue Chip Growth Trust Series II(*)	2020	2,084	68.26 to 47.88	130,587	2.05 to 1.00	0.00	32.73 to 31.34
	2019	2,455	51.97 to 36.08	116,834	2.05 to 1.00	0.00	28.24 to 26.90
	2018	2,880	40.96 to 28.13	107,498	2.05 to 1.00	0.00	0.76 to -0.30
	2017	3,103	41.08 to 27.92	115,266	2.05 to 1.00	0.00	34.62 to 33.22
	2016	3,627	30.84 to 20.74	100,570	2.05 to 1.00	0.00	-0.38 to -1.43

Capital Appreciation Trust Series I(*)	2020	4,197	57.12 to 56.49	196,185	1.90 to 0.45	0.00	55.34 to 53.10
	2019	4,687	37.31 to 36.37	142,530	1.90 to 0.45	0.04	32.30 to 30.39
	2018	5,277	28.61 to 27.49	122,498	1.90 to 0.45	0.26	-1.25 to -2.68
	2017	5,906	29.40 to 27.84	140,279	1.90 to 0.45	0.06	35.92 to 33.97
	2016	6,883	21.94 to 20.48	121,452	1.90 to 0.45	0.00	-1.52 to -2.94

Capital Appreciation Trust Series II(*)	2020	1,156	77.92 to 53.71	77,121	2.05 to 1.00	0.00	54.15 to 52.54
	2019	1,315	51.08 to 34.84	57,289	2.05 to 1.00	0.01	31.33 to 29.95
	2018	1,523	39.31 to 26.53	50,795	2.05 to 1.00	0.04	-1.98 to -3.01
	2017	1,692	40.53 to 27.07	57,963	2.05 to 1.00	0.00	34.85 to 33.45
	2016	1,997	30.37 to 20.07	51,049	2.05 to 1.00	0.00	-2.25 to -3.27

Capital Appreciation Value Trust Series II(*)	2020	8,472	31.82 to 30.22	268,577	2.05 to 1.00	0.89	16.02 to 14.80
	2019	9,499	27.72 to 26.05	260,486	2.05 to 1.00	1.18	22.86 to 21.58
	2018	10,875	22.80 to 21.20	243,307	2.05 to 1.00	1.88	-0.90 to -1.94
	2017	12,364	23.25 to 21.39	280,370	2.05 to 1.00	1.23	13.85 to 12.66
	2016	14,097	20.64 to 18.79	281,362	2.05 to 1.00	1.10	6.77 to 5.66

Core Bond Trust Series I(*)	2020	3,184	23.03 to 18.35	61,027	1.90 to 0.45	2.29	8.13 to 6.57
	2019	3,442	21.30 to 17.22	61,700	1.90 to 0.45	2.37	7.84 to 6.29
	2018	3,785	19.75 to 16.20	63,639	1.90 to 0.45	2.37	-1.04 to -2.47
	2017	4,369	19.96 to 16.61	75,033	1.90 to 0.45	2.03	2.94 to 1.46
	2016	5,044	19.39 to 16.37	85,004	1.90 to 0.45	1.90	2.28 to 0.81

Core Bond Trust Series II(*)	2020	3,960	17.73 to 14.27	72,609	2.05 to 1.00	2.12	7.42 to 6.30
	2019	4,176	16.68 to 13.28	71,521	2.05 to 1.00	2.20	6.97 to 5.85
	2018	4,477	15.76 to 12.42	72,132	2.05 to 1.00	2.18	-1.78 to -2.81
	2017	5,342	16.21 to 12.64	87,944	2.05 to 1.00	1.87	2.18 to 1.12
	2016	6,142	16.03 to 12.37	99,553	2.05 to 1.00	1.72	1.52 to 0.46

DWS Equity 500 Index	2020	226	59.55 to 45.05	12,883	2.05 to 1.40	1.36	16.00 to 15.24
	2019	247	51.34 to 39.09	12,152	2.05 to 1.40	1.58	28.82 to 27.99
	2018	279	39.85 to 30.54	10,682	2.05 to 1.40	1.32	-6.33 to -6.94
	2017	314	42.55 to 32.82	12,879	2.05 to 1.40	1.40	19.38 to 18.61
	2016	370	35.64 to 27.67	12,733	2.05 to 1.40	1.74	9.65 to 8.94

71 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Emerging Markets Value Trust Series II(*)	2020	2,379	$ 12.64 to $ 12.01	$29,116	2.05 % to 0.45%	2.25%	2.89 % to 1.25%
	2019	2,552	12.29 to 11.86	30,665	2.05 to 0.45	2.93	10.21 to 8.46
	2018	2,809	11.15 to 10.94	30,944	2.05 to 0.45	2.23	-14.18 to -15.55
	2017	3,264	12.99 to 12.95	42,338	2.05 to 0.45	4.38	3.91 to 3.63

Emerging Markets Value Trust Series NAV(*)	2020	113	12.61 to 12.31	1,416	1.55 to 0.80	2.51	2.89 to 2.12
	2019	122	12.26 to 12.06	1,485	1.55 to 0.80	3.20	10.01 to 9.19
	2018	131	11.14 to 11.04	1,452	1.55 to 0.80	2.58	-14.17 to -14.82
	2017	143	12.98 to 12.97	1,855	1.55 to 0.80	5.49	3.86 to 3.72

Equity Income Trust Series I(*)	2020	2,708	47.64 to 30.38	157,037	1.90 to 0.45	2.94	0.56 to -0.89
	2019	3,052	47.38 to 30.65	177,745	1.90 to 0.45	2.05	25.78 to 23.97
	2018	3,216	37.67 to 24.73	152,265	1.90 to 0.45	1.79	-9.99 to -11.29
	2017	3,727	41.85 to 27.87	196,454	1.90 to 0.45	2.21	15.77 to 14.11
	2016	4,250	36.15 to 24.43	195,429	1.90 to 0.45	2.19	18.59 to 16.88

Equity Income Trust Series II(*)	2020	3,322	38.69 to 33.70	101,646	2.05 to 0.45	2.79	0.29 to -1.30
	2019	3,726	38.57 to 34.14	115,219	2.05 to 0.45	1.88	25.61 to 23.61
	2018	3,782	30.71 to 27.62	94,017	2.05 to 0.45	1.59	-10.16 to -11.60
	2017	4,389	34.18 to 31.24	122,995	2.05 to 0.45	2.02	15.48 to 13.66
	2016	5,116	29.60 to 27.49	125,642	2.05 to 0.45	2.04	18.38 to 16.50

Financial Industries Trust Series I(*)	2020	275	27.69 to 25.80	7,492	1.90 to 1.40	1.32	0.75 to 0.24
	2019	342	27.49 to 25.73	9,202	1.90 to 1.40	4.12	29.96 to 29.31
	2018	407	21.15 to 19.90	8,458	1.90 to 1.40	1.15	-15.68 to -16.11
	2017	474	25.09 to 23.72	11,693	1.90 to 1.40	1.16	13.69 to 13.12
	2016	533	22.07 to 20.97	11,595	1.90 to 1.40	1.53	17.71 to 17.12

Financial Industries Trust Series II(*)	2020	402	30.47 to 25.39	11,294	2.05 to 1.00	1.15	0.97 to -0.09
	2019	473	30.49 to 25.15	13,265	2.05 to 1.00	3.93	30.21 to 28.85
	2018	527	23.67 to 19.31	11,387	2.05 to 1.00	1.12	-15.48 to -16.37
	2017	625	28.30 to 22.85	16,106	2.05 to 1.00	0.96	13.88 to 12.69
	2016	772	25.11 to 20.07	17,537	2.05 to 1.00	1.24	18.02 to 16.79

Fundamental All Cap Core Trust Series II(*)	2020	808	53.04 to 24.08	45,550	2.05 to 1.00	0.19	25.38 to 24.07
	2019	963	42.75 to 19.21	43,404	2.05 to 1.00	0.24	34.83 to 33.42
	2018	1,098	32.04 to 14.25	37,081	2.05 to 1.00	0.20	-14.21 to -15.11
	2017	1,221	37.75 to 16.61	48,359	2.05 to 1.00	0.55	26.16 to 24.85
	2016	1,348	33.04 to 30.23	43,337	2.05 to 1.40	0.18	6.61 to 5.92

Fundamental Large Cap Value Trust Series I(*)	2020	5,359	41.70 to 32.75	187,210	1.90 to 0.45	1.08	11.46 to 9.85
	2019	6,025	37.42 to 29.81	190,760	1.90 to 0.45	1.14	35.24 to 33.30
	2018	6,828	27.67 to 22.36	161,567	1.90 to 0.45	1.07	-17.41 to -18.61
	2017	7,734	33.50 to 27.48	223,805	1.90 to 0.45	1.59	16.91 to 15.23
	2016	9,036	28.65 to 23.85	225,924	1.90 to 0.45	2.20	9.68 to 8.10

Fundamental Large Cap Value Trust Series II(*)	2020	4,415	31.48 to 18.85	137,695	2.05 to 1.00	0.88	10.64 to 9.48
	2019	4,994	28.76 to 17.03	141,440	2.05 to 1.00	0.93	34.24 to 32.84
	2018	6,141	21.65 to 12.69	129,991	2.05 to 1.00	0.87	-18.06 to -18.92
	2017	6,914	26.70 to 15.49	178,758	2.05 to 1.00	1.40	16.03 to 14.83
	2016	8,056	23.25 to 13.35	180,517	2.05 to 1.00	2.00	8.86 to 7.73

Global Allocation	2020	10	33.05 to 26.74	256	1.75 to 1.40	1.04	19.12 to 18.70
	2019	11	27.84 to 22.45	255	1.75 to 1.40	1.15	16.19 to 15.79
	2018	11	24.04 to 19.32	227	1.75 to 1.40	0.81	-8.81 to -9.13
	2017	11	26.46 to 21.18	251	1.75 to 1.40	0.84	12.17 to 11.78
	2016	35	23.67 to 18.89	679	1.75 to 1.40	1.13	2.51 to 2.15

Opportunistic Fixed Income Trust Series I(*)	2020	673	25.63 to 19.14	23,520	1.90 to 0.80	3.84	12.88 to 11.65
	2019	722	22.96 to 16.96	22,479	1.90 to 0.80	6.27	5.53 to 4.38
	2018	811	22.00 to 16.07	24,164	1.90 to 0.80	2.63	-2.68 to -3.75
	2017	917	22.86 to 16.51	28,398	1.90 to 0.80	2.23	7.89 to 6.71
	2016	1,098	21.42 to 15.30	31,470	1.90 to 0.80	0.00	2.23 to 1.11

Opportunistic Fixed Income Trust Series II(*)	2020	2,390	19.20 to 13.96	52,731	2.05 to 1.00	3.78	12.50 to 11.32
	2019	2,737	17.25 to 12.41	53,892	2.05 to 1.00	6.28	5.03 to 3.93
	2018	2,952	16.59 to 11.82	55,604	2.05 to 1.00	2.63	-3.01 to -4.03
	2017	3,739	17.29 to 12.18	71,900	2.05 to 1.00	1.93	7.40 to 6.29
	2016	4,013	16.27 to 11.34	73,029	2.05 to 1.00	0.00	1.89 to 0.83

Global Trust Series I(*)	2020	10,891	27.53 to 20.35	246,986	1.90 to 0.45	1.03	6.12 to 4.58
	2019	3,560	25.94 to 19.46	95,996	1.90 to 0.45	2.13	15.52 to 13.86
	2018	3,921	22.45 to 17.09	93,402	1.90 to 0.45	1.76	-14.88 to -16.11
	2017	4,161	26.38 to 20.37	119,324	1.90 to 0.45	1.83	18.35 to 16.65
	2016	4,783	22.29 to 17.46	116,485	1.90 to 0.45	4.46	8.97 to 7.41

Global Trust Series II(*)	2020	1,002	25.64 to 14.86	22,769	2.05 to 1.00	1.08	5.36 to 4.26
	2019	1,202	24.60 to 14.11	26,152	2.05 to 1.00	1.89	14.68 to 13.48

72 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Global Trust Series II(*)	2018	1,391	$ 21.67 to $ 12.30	$26,538	2.05 % to 1.00%	1.50%	-15.50 % to -16.39%
	2017	1,658	25.92 to 14.56	37,859	2.05 to 1.00	1.66	17.45 to 16.23
	2016	1,883	22.30 to 12.39	36,828	2.05 to 1.00	4.26	8.15 to 7.02

Health Sciences Trust Series I(*)	2020	507	133.80 to 99.16	55,265	1.90 to 0.45	0.00	26.60 to 24.77
	2019	583	105.69 to 79.48	50,631	1.90 to 0.45	0.00	28.10 to 26.26
	2018	670	82.50 to 62.95	45,999	1.90 to 0.45	0.00	0.23 to -1.22
	2017	744	82.31 to 63.72	51,425	1.90 to 0.45	0.00	26.94 to 25.11
	2016	898	64.85 to 50.93	49,474	1.90 to 0.45	0.07	-10.97 to -12.26

Health Sciences Trust Series II(*)	2020	700	111.36 to 48.13	73,089	2.05 to 1.00	0.00	25.62 to 24.31
	2019	729	89.58 to 38.31	60,712	2.05 to 1.00	0.00	27.12 to 25.79
	2018	849	71.22 to 30.14	56,169	2.05 to 1.00	0.00	-0.48 to -1.53
	2017	965	72.32 to 30.28	63,593	2.05 to 1.00	0.00	25.99 to 24.68
	2016	1,141	58.00 to 24.04	59,857	2.05 to 1.00	0.00	-11.66 to -12.58

High Yield Trust Series I(*)	2020	2,579	33.77 to 27.47	52,470	1.90 to 0.45	6.22	5.34 to 3.82
	2019	2,760	32.06 to 26.46	54,750	1.90 to 0.45	5.25	15.14 to 13.49
	2018	2,982	27.84 to 23.32	51,588	1.90 to 0.45	5.78	-3.45 to -4.85
	2017	3,438	28.84 to 24.50	62,433	1.90 to 0.45	5.17	7.02 to 5.48
	2016	3,940	26.95 to 23.23	68,642	1.90 to 0.45	6.74	15.74 to 14.08

High Yield Trust Series II(*)	2020	1,722	26.61 to 16.96	43,034	2.05 to 1.00	5.82	4.61 to 3.52
	2019	1,940	25.71 to 16.21	47,178	2.05 to 1.00	4.98	14.35 to 13.15
	2018	2,088	22.72 to 14.18	45,027	2.05 to 1.00	5.44	-4.12 to -5.13
	2017	2,456	23.95 to 14.79	55,499	2.05 to 1.00	5.00	6.07 to 4.96
	2016	2,726	22.81 to 13.94	58,286	2.05 to 1.00	6.48	15.00 to 13.80

International Equity Index Series I(*)	2020	877	18.64 to 17.89	16,342	1.90 to 1.40	2.41	9.10 to 8.56
	2019	1,073	17.08 to 16.48	18,350	1.90 to 1.40	2.71	19.68 to 19.09
	2018	857	14.27 to 13.84	12,215	1.90 to 1.40	2.28	-15.30 to -15.72
	2017	921	16.85 to 16.42	15,509	1.90 to 1.40	2.16	25.54 to 24.91
	2016	1,006	13.42 to 13.15	13,508	1.90 to 1.40	2.58	3.00 to 2.48

International Equity Index Series II(*)	2020	1,033	19.82 to 17.39	18,701	2.05 to 0.45	2.33	9.98 to 8.23
	2019	1,100	18.02 to 16.07	18,331	2.05 to 0.45	2.65	20.57 to 18.65
	2018	814	14.95 to 13.54	11,356	2.05 to 0.45	2.00	-14.66 to -16.02
	2017	918	17.52 to 16.13	15,168	2.05 to 0.45	2.04	26.47 to 24.47
	2016	907	13.85 to 12.96	11,992	2.05 to 0.45	2.38	3.77 to 2.12

International Equity Index Series NAV(*)	2020	717	15.14 to 13.87	10,547	2.05 to 1.40	2.52	9.21 to 8.50
	2019	785	13.86 to 12.78	10,617	2.05 to 1.40	2.45	19.75 to 18.98
	2018	803	11.57 to 10.74	9,080	2.05 to 1.40	2.29	-15.30 to -15.86
	2017	902	13.66 to 12.76	12,080	2.05 to 1.40	2.16	25.68 to 24.87
	2016	1,045	10.87 to 10.22	11,152	2.05 to 1.40	2.67	2.98 to 2.31

International Small Company Trust Series I(*)	2020	756	25.87 to 22.01	17,527	1.90 to 0.45	2.06	7.88 to 6.32
	2019	862	23.98 to 20.70	18,694	1.90 to 0.45	2.15	22.05 to 20.30
	2018	972	19.65 to 17.21	17,469	1.90 to 0.45	1.23	-20.46 to -21.61
	2017	1,107	24.70 to 21.95	25,245	1.90 to 0.45	1.38	28.88 to 27.03
	2016	1,275	19.17 to 17.28	22,787	1.90 to 0.45	1.91	4.43 to 2.93

International Small Company Trust Series II(*)	2020	528	21.27 to 21.17	11,734	2.05 to 1.00	1.88	7.09 to 5.97
	2019	579	19.98 to 19.86	12,084	2.05 to 1.00	1.76	21.14 to 19.87
	2018	669	16.66 to 16.40	11,576	2.05 to 1.00	1.22	-21.07 to -21.90
	2017	764	21.34 to 20.77	16,816	2.05 to 1.00	1.23	27.89 to 26.56
	2016	860	16.86 to 16.24	14,898	2.05 to 1.00	1.69	3.66 to 2.57

Disciplined Value International Trust Series I(*)	2020	2,344	26.81 to 21.81	48,831	1.90 to 0.45	2.10	2.81 to 1.33
	2019	2,611	26.08 to 21.52	53,425	1.90 to 0.45	2.71	11.83 to 10.22
	2018	2,949	23.32 to 19.53	54,546	1.90 to 0.45	2.39	-15.42 to -16.64
	2017	3,295	27.57 to 23.43	72,751	1.90 to 0.45	1.76	16.62 to 14.94
	2016	3,782	23.65 to 20.38	72,355	1.90 to 0.45	2.56	11.74 to 10.13

Disciplined Value International Trust Series II(*)	2020	1,851	25.94 to 15.55	40,835	2.05 to 1.00	1.94	2.04 to 0.97
	2019	2,030	25.69 to 15.24	44,182	2.05 to 1.00	2.55	11.01 to 9.86
	2018	2,251	23.39 to 13.72	44,427	2.05 to 1.00	2.17	-16.02 to -16.90
	2017	2,587	28.15 to 16.34	61,335	2.05 to 1.00	1.58	15.72 to 14.51
	2016	3,078	24.58 to 14.12	63,599	2.05 to 1.00	2.25	10.83 to 9.67

Investment Quality Bond Trust Series I(*)	2020	5,425	35.11 to 22.30	123,909	1.90 to 0.45	2.30	8.88 to 7.31
	2019	5,736	32.24 to 20.78	120,544	1.90 to 0.45	2.51	8.87 to 7.31
	2018	6,011	29.62 to 19.36	116,517	1.90 to 0.45	2.69	-1.26 to -2.69
	2017	6,868	30.00 to 19.90	135,673	1.90 to 0.45	2.57	4.14 to 2.64
	2016	7,267	28.80 to 19.39	139,695	1.90 to 0.45	2.19	3.82 to 2.33

Investment Quality Bond Trust Series II(*)	2020	3,147	18.76 to 14.83	65,360	2.05 to 0.35	2.11	8.77 to 6.93
	2019	3,225	17.55 to 13.64	62,380	2.05 to 0.35	2.34	8.77 to 6.93

73 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Investment Quality Bond Trust Series II(*)	2018	3,237	$ 16.41 to $ 12.54	$ 58,447	2.05 % to 0.35%	2.49%	-1.27 % to -2.95%
	2017	3,685	16.91 to 12.70	68,204	2.05 to 0.35	2.46	3.94 to 2.19
	2016	3,793	16.54 to 12.21	68,484	2.05 to 0.80	1.95	1.97 to -2.34

Lifestyle Aggressive Portfolio Series I(*)	2020	90	21.20 to 20.68	1,900	1.75 to 1.40	1.52	12.47 to 12.08
	2019	149	18.85 to 18.46	2,787	1.75 to 1.40	1.63	25.24 to 24.80
	2018	142	15.05 to 14.79	2,127	1.75 to 1.40	1.71	-10.12 to -10.44
	2017	136	16.75 to 16.51	2,270	1.75 to 1.40	1.34	20.10 to 19.68
	2016	206	13.94 to 13.80	2,852	1.75 to 1.40	2.49	8.03 to 7.65

Lifestyle Aggressive Portfolio Series II(*)	2020	299	21.50 to 20.17	6,165	1.90 to 1.00	1.82	12.68 to 11.66
	2019	352	19.08 to 18.07	6,475	1.90 to 1.00	1.41	25.52 to 24.40
	2018	343	15.20 to 14.52	5,048	1.90 to 1.00	1.52	-9.96 to -10.77
	2017	332	16.88 to 16.28	5,455	1.90 to 1.00	1.49	20.36 to 19.28
	2016	325	14.03 to 13.65	4,472	1.90 to 1.00	1.57	8.26 to 7.29

Lifestyle Balanced Portfolio Series I(*)	2020	1,655	19.16 to 17.73	30,797	1.90 to 0.80	2.70	11.79 to 10.56
	2019	1,640	17.14 to 16.03	27,494	1.90 to 0.80	2.06	16.80 to 15.52
	2018	1,518	14.68 to 13.88	21,831	1.90 to 0.80	2.32	-5.13 to -6.17
	2017	1,482	15.47 to 14.79	22,597	1.90 to 0.80	2.67	11.42 to 10.21
	2016	1,142	13.88 to 13.42	15,651	1.90 to 0.80	2.45	5.26 to 4.11

Lifestyle Balanced Portfolio Series II(*)	2020	32,992	19.50 to 17.29	643,394	2.05 to 0.35	2.55	12.07 to 10.18
	2019	31,282	17.40 to 15.69	553,245	2.05 to 0.35	1.76	17.15 to 15.18
	2018	31,343	14.85 to 13.63	477,792	2.05 to 0.35	1.97	-4.96 to -6.57
	2017	35,280	15.63 to 14.58	575,485	2.05 to 0.35	1.99	11.77 to 9.89
	2016	36,267	13.98 to 13.27	536,198	2.05 to 0.35	2.13	5.52 to 3.74

Lifestyle Conservative Portfolio Series I(*)	2020	839	17.08 to 15.80	13,935	1.90 to 0.80	3.51	9.86 to 8.66
	2019	626	15.55 to 14.54	9,491	1.90 to 0.80	2.09	11.56 to 10.34
	2018	632	13.94 to 13.18	8,598	1.90 to 0.80	2.50	-2.76 to -3.83
	2017	574	14.33 to 13.71	8,059	1.90 to 0.80	3.22	6.11 to 4.95
	2016	397	13.51 to 13.06	5,295	1.90 to 0.80	2.85	3.56 to 2.42

Lifestyle Conservative Portfolio Series II(*)	2020	8,820	17.38 to 15.41	148,067	2.05 to 0.35	2.89	10.14 to 8.28
	2019	7,165	15.78 to 14.23	110,661	2.05 to 0.35	2.01	11.83 to 9.95
	2018	7,532	14.11 to 12.94	105,253	2.05 to 0.35	2.48	-2.51 to -4.16
	2017	6,606	14.47 to 13.51	96,082	2.05 to 0.35	2.22	6.37 to 4.58
	2016	7,345	13.61 to 12.91	101,444	2.05 to 0.35	2.35	3.81 to 2.06

Lifestyle Growth Portfolio Series I(*)	2020	10,715	20.57 to 19.03	217,972	1.90 to 0.80	2.46	12.67 to 11.44
	2019	11,476	18.26 to 17.08	207,532	1.90 to 0.80	1.79	20.49 to 19.17
	2018	12,842	15.15 to 14.33	192,754	1.90 to 0.80	2.08	-6.87 to -7.89
	2017	13,985	16.27 to 15.56	225,786	1.90 to 0.80	3.78	15.21 to 13.96
	2016	5,512	14.12 to 13.65	77,271	1.90 to 0.80	3.92	6.38 to 5.21

Lifestyle Growth Portfolio Series II(*)	2020	239,970	20.94 to 18.57	4,945,662	2.05 to 0.35	2.24	12.97 to 11.07
	2019	266,955	18.54 to 16.72	4,925,106	2.05 to 0.35	1.57	20.78 to 18.74
	2018	299,274	15.35 to 14.08	4,608,995	2.05 to 0.35	1.83	-6.64 to -8.22
	2017	340,524	16.44 to 15.34	5,694,619	2.05 to 0.35	3.06	15.49 to 13.55
	2016	157,663	14.23 to 13.51	2,337,397	2.05 to 0.35	2.54	6.64 to 4.85

Lifestyle Growth Portfolio Series NAV(*)	2020	375	16.00 to 15.80	6,390	1.60 to 1.20	2.50	12.28 to 11.83
	2019	405	14.25 to 14.13	6,145	1.60 to 1.20	1.78	20.07 to 19.59
	2018	474	11.87 to 11.81	5,968	1.60 to 1.20	2.15	-7.20 to -7.57
	2017	509	12.79 to 12.78	6,909	1.60 to 1.20	10.66	2.33 to 2.26

Lifestyle Moderate Portfolio Series I(*)	2020	658	18.44 to 17.06	11,799	1.90 to 0.80	2.92	11.20 to 9.98
	2019	569	16.59 to 15.51	9,198	1.90 to 0.80	2.17	15.04 to 13.79
	2018	548	14.42 to 13.63	7,725	1.90 to 0.80	2.65	-4.35 to -5.40
	2017	518	15.07 to 14.41	7,686	1.90 to 0.80	2.39	9.55 to 8.36
	2016	473	13.76 to 13.30	6,422	1.90 to 0.80	2.75	4.66 to 3.51

Lifestyle Moderate Portfolio Series II(*)	2020	11,072	18.78 to 16.66	207,120	2.05 to 0.35	2.72	11.48 to 9.59
	2019	9,979	16.85 to 15.20	170,456	2.05 to 0.35	1.80	15.31 to 13.37
	2018	9,928	14.61 to 13.41	148,770	2.05 to 0.35	2.04	-4.11 to -5.74
	2017	10,894	15.24 to 14.22	172,970	2.05 to 0.35	2.10	9.89 to 8.04
	2016	11,299	13.87 to 13.16	165,570	2.05 to 0.35	2.16	4.91 to 3.14

Managed Volatility Aggressive Portfolio Series I(*)	2020	1,228	27.54 to 22.63	31,225	1.90 to 0.45	1.35	-5.18 to -6.55
	2019	1,529	29.05 to 24.22	41,517	1.90 to 0.45	1.27	20.24 to 18.51
	2018	1,784	24.16 to 20.43	40,513	1.90 to 0.45	1.88	-8.87 to -10.19
	2017	2,163	26.51 to 22.75	54,573	1.90 to 0.45	1.65	22.27 to 20.52
	2016	2,558	21.68 to 18.88	53,179	1.90 to 0.45	1.55	1.50 to 0.04

Managed Volatility Aggressive Portfolio Series II(*)	2020	2,238	27.92 to 18.50	54,222	2.05 to 1.00	1.24	-5.99 to -6.97
	2019	2,564	30.01 to 19.68	66,468	2.05 to 1.00	1.10	19.43 to 18.18
	2018	2,910	25.39 to 16.48	63,255	2.05 to 1.00	1.71	-9.53 to -10.48

74 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Managed Volatility Aggressive Portfolio Series II(*)	2017	3,403	$ 28.37 to $ 18.21	$ 82,147	2.05 % to 1.00%	1.47%	21.35 % to 20.09%
	2016	4,068	23.62 to 15.01	81,402	2.05 to 1.00	1.36	0.65 to -0.40

Managed Volatility Balanced Portfolio Series I(*)	2020	13,557	34.96 to 24.51	339,210	1.90 to 0.45	2.45	1.35 to -0.11
	2019	15,262	34.49 to 24.54	380,724	1.90 to 0.45	1.92	17.39 to 15.70
	2018	17,257	29.38 to 21.21	370,157	1.90 to 0.45	2.19	-5.31 to -6.69
	2017	19,485	31.03 to 22.72	446,882	1.90 to 0.45	2.12	13.62 to 11.99
	2016	22,184	27.31 to 20.29	452,285	1.90 to 0.45	2.01	4.32 to 2.82

Managed Volatility Balanced Portfolio Series II(*)	2020	180,491	25.63 to 21.01	4,116,531	2.05 to 0.35	2.26	1.20 to -0.52
	2019	208,520	25.76 to 20.76	4,759,115	2.05 to 0.35	1.73	17.32 to 15.34
	2018	239,171	22.34 to 17.69	4,704,815	2.05 to 0.35	2.01	-5.37 to -6.97
	2017	272,743	24.01 to 18.70	5,741,379	2.05 to 0.35	1.94	13.43 to 11.52
	2016	308,429	21.53 to 16.48	5,812,156	2.05 to 0.35	1.83	4.25 to 2.49

Managed Volatility Conservative Portfolio Series I(*)	2020	3,518	35.58 to 22.59	85,810	1.90 to 0.45	2.95	2.93 to 1.44
	2019	3,915	34.57 to 22.27	93,727	1.90 to 0.45	2.30	12.87 to 11.25
	2018	4,417	30.63 to 20.02	94,415	1.90 to 0.45	2.47	-2.62 to -4.03
	2017	5,110	31.45 to 20.86	113,494	1.90 to 0.45	2.40	7.33 to 5.79
	2016	5,842	29.30 to 19.71	122,691	1.90 to 0.45	2.33	4.11 to 2.61

Managed Volatility Conservative Portfolio Series II(*)	2020	37,110	20.65 to 16.70	754,903	2.10 to 0.35	2.73	2.77 to 0.99
	2019	42,135	20.09 to 16.54	845,498	2.10 to 0.35	2.11	12.78 to 10.82
	2018	48,164	17.82 to 14.93	865,542	2.10 to 0.35	2.29	-2.74 to -4.43
	2017	56,529	18.32 to 15.62	1,057,774	2.10 to 0.35	2.20	7.29 to 5.43
	2016	65,943	17.07 to 14.81	1,177,865	2.10 to 0.35	2.11	3.95 to 2.15

Managed Volatility Growth Portfolio Series I(*)	2020	14,834	31.32 to 23.40	344,101	1.90 to 0.45	2.10	-1.86 to -3.28
	2019	16,744	31.92 to 24.20	398,918	1.90 to 0.45	1.70	19.02 to 17.31
	2018	18,851	26.82 to 20.63	380,438	1.90 to 0.45	2.05	-6.97 to -8.31
	2017	21,052	28.83 to 22.50	461,475	1.90 to 0.45	1.93	18.06 to 16.37
	2016	23,895	24.42 to 19.33	448,830	1.90 to 0.45	1.80	2.87 to 1.39

Managed Volatility Growth Portfolio Series II(*)	2020	253,021	20.20 to 20.04	5,699,154	2.10 to 0.35	1.89	-1.95 to -3.66
	2019	296,881	20.80 to 20.60	6,896,471	2.10 to 0.35	1.48	18.90 to 16.84
	2018	339,906	17.80 to 17.33	6,715,509	2.10 to 0.35	1.85	-7.03 to -8.65
	2017	384,257	19.49 to 18.63	8,258,711	2.10 to 0.35	1.75	17.94 to 15.90
	2016	429,283	16.82 to 15.80	7,922,154	2.10 to 0.35	1.61	2.78 to 1.00

Managed Volatility Growth Portfolio Series NAV(*)	2020	19	22.63 to 22.63	427	1.20 to 1.20	2.26	-2.55 to -2.55
	2019	20	23.22 to 23.22	459	1.20 to 1.20	1.83	18.25 to 18.25
	2018	21	19.64 to 19.64	408	1.20 to 1.20	2.20	-7.68 to -7.68
	2017	22	21.27 to 21.27	463	1.20 to 1.20	2.08	17.30 to 17.30
	2016	23	18.14 to 18.14	415	1.20 to 1.20	1.68	2.15 to 2.15

Managed Volatility Moderate Portfolio Series I(*)	2020	4,732	36.93 to 24.61	124,146	1.90 to 0.45	2.59	2.85 to 1.36
	2019	5,472	35.91 to 24.28	141,680	1.90 to 0.45	2.04	16.20 to 14.52
	2018	6,227	30.90 to 21.20	140,002	1.90 to 0.45	2.30	-4.42 to -5.80
	2017	7,152	32.33 to 22.51	170,589	1.90 to 0.45	2.23	11.38 to 9.78
	2016	8,026	29.03 to 20.50	173,313	1.90 to 0.45	2.08	4.82 to 3.31

Managed Volatility Moderate Portfolio Series II(*)	2020	58,695	24.07 to 22.11	1,311,617	2.05 to 0.35	2.44	2.69 to 0.96
	2019	67,001	23.84 to 21.53	1,476,853	2.05 to 0.35	1.85	16.02 to 14.06
	2018	77,232	20.90 to 18.56	1,481,941	2.05 to 0.35	2.14	-4.46 to -6.08
	2017	88,427	22.25 to 19.42	1,798,772	2.05 to 0.35	2.04	11.26 to 9.39
	2016	100,351	20.34 to 17.46	1,869,034	2.05 to 0.35	1.89	4.75 to 2.99

Mid Cap Index Trust Series I(*)	2020	1,644	65.41 to 46.77	80,889	1.90 to 0.45	1.58	12.71 to 11.08
	2019	1,882	58.04 to 42.11	83,184	1.90 to 0.45	1.12	25.02 to 23.22
	2018	2,156	46.42 to 34.17	76,810	1.90 to 0.45	1.08	-11.86 to -13.13
	2017	2,410	52.67 to 39.34	98,702	1.90 to 0.45	0.70	15.29 to 13.64
	2016	833	45.68 to 34.62	31,408	1.90 to 0.45	1.19	19.57 to 17.85

Mid Cap Index Trust Series II(*)	2020	1,252	51.80 to 28.72	56,972	2.05 to 1.00	1.40	11.85 to 10.68
	2019	1,468	46.80 to 25.67	60,114	2.05 to 1.00	0.91	24.19 to 22.89
	2018	1,720	41.05 to 38.08	57,031	2.05 to 0.45	0.87	-12.06 to -13.46
	2017	2,048	46.68 to 44.01	78,243	2.05 to 0.45	0.29	14.99 to 13.17
	2016	1,726	40.59 to 38.89	58,289	2.05 to 0.45	0.99	19.38 to 17.49

Mid Cap Stock Trust Series I(*)	2020	2,648	93.14 to 79.78	181,366	1.90 to 0.45	0.00	64.65 to 62.28
	2019	3,150	56.57 to 49.16	131,034	1.90 to 0.45	0.00	33.92 to 31.99
	2018	3,593	42.24 to 37.25	112,151	1.90 to 0.45	0.00	-2.00 to -3.42
	2017	4,140	43.10 to 38.57	133,041	1.90 to 0.45	0.00	27.96 to 26.13
	2016	4,809	33.68 to 30.58	121,359	1.90 to 0.45	0.00	0.14 to -1.30

Mid Cap Stock Trust Series II(*)	2020	1,292	88.90 to 50.14	104,741	2.05 to 1.00	0.00	63.37 to 61.66
	2019	1,492	54.99 to 30.69	74,431	2.05 to 1.00	0.00	32.91 to 31.53
	2018	1,679	41.81 to 23.09	63,587	2.05 to 1.00	0.00	-2.69 to -3.72

75 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Mid Cap Stock Trust Series II(*)	2017	1,857	$ 43.43 to $ 23.73	$72,596	2.05 % to 1.00%	0.00	26.99 % to 25.67%
	2016	2,116	34.56 to 18.69	65,594	2.05 to 1.00	0.00	-0.59 to -1.63

Mid Value Trust Series I(*)	2020	1,069	46.12 to 35.91	41,569	1.90 to 0.80	1.66	8.72 to 7.53
	2019	1,198	42.42 to 33.40	43,106	1.90 to 0.80	1.10	18.58 to 17.29
	2018	1,332	35.77 to 28.47	40,685	1.90 to 0.80	0.75	-11.56 to -12.53
	2017	1,541	40.44 to 32.55	53,462	1.90 to 0.80	0.96	10.55 to 9.34
	2016	1,772	36.58 to 29.77	55,945	1.90 to 0.80	1.13	23.03 to 21.69

Mid Value Trust Series II(*)	2020	1,122	34.26 to 16.72	40,897	2.05 to 1.00	1.46	8.29 to 7.15
	2019	1,272	31.97 to 15.44	43,146	2.05 to 1.00	0.88	17.97 to 16.74
	2018	1,448	27.39 to 13.09	41,931	2.05 to 1.00	0.56	-11.82 to -12.74
	2017	1,623	31.39 to 14.84	53,486	2.05 to 1.00	0.75	10.10 to 8.96
	2016	1,917	28.81 to 13.48	58,010	2.05 to 1.00	0.94	21.26 to 7.83

Money Market Trust Series I(*)	2020	1,418	16.29 to 10.71	20,396	1.90 to 0.45	0.32	-0.14 to -1.58
	2019	1,613	16.31 to 10.88	23,529	1.90 to 0.45	1.93	1.48 to 0.02
	2018	1,993	16.08 to 10.88	28,845	1.90 to 0.45	1.52	1.09 to -0.38
	2017	2,435	15.90 to 10.92	34,960	1.90 to 0.45	0.58	0.14 to -1.30
	2016	3,042	15.88 to 11.06	43,632	1.90 to 0.45	0.07	-0.38 to -1.81

Money Market Trust Series II(*)	2020	8,150	12.52 to 10.32	91,728	2.05 to 0.35	0.26	-0.11 to -1.80
	2019	9,750	12.53 to 10.51	111,046	2.05 to 0.35	1.73	1.38 to -0.33
	2018	11,460	12.36 to 10.54	130,219	2.05 to 0.35	1.31	0.98 to -0.73
	2017	14,059	12.24 to 10.62	160,059	2.05 to 0.35	0.38	0.04 to -1.64
	2016	17,027	12.24 to 10.80	195,792	2.05 to 0.35	0.00	-0.35 to -2.03

Money -Market Trust Series NAV(*)	2020	354	12.26 to 11.89	4,324	2.05 to 1.40	0.34	-1.07 to -1.71
	2019	376	12.39 to 12.10	4,645	2.05 to 1.40	1.97	0.57 to -0.08
	2018	406	12.32 to 12.11	4,998	2.05 to 1.40	1.57	0.17 to -0.48
	2017	503	12.30 to 12.17	6,185	2.05 to 1.40	0.63	-0.75 to -1.40
	2016	612	12.40 to 12.34	7,595	2.05 to 1.40	0.15	-0.83 to -1.26

PIMCO All Asset	2020	309	27.18 to 20.81	7,004	2.05 to 0.45	4.62	7.25 to 5.55
	2019	367	25.34 to 19.72	7,849	2.05 to 0.45	2.57	10.94 to 9.18
	2018	412	22.84 to 18.06	8,030	2.05 to 0.45	2.70	-6.02 to -7.52
	2017	569	24.30 to 19.53	11,929	2.05 to 0.45	4.21	12.68 to 10.90
	2016	665	21.57 to 17.61	12,494	2.05 to 0.45	2.18	12.08 to 10.30

Real Estate Securities Trust Series I(*)	2020	423	64.94 to 50.19	25,287	1.90 to 0.45	1.97	-6.07 to -7.42
	2019	476	69.14 to 54.22	30,587	1.90 to 0.45	2.08	28.82 to 26.97
	2018	535	53.67 to 42.70	26,940	1.90 to 0.45	1.64	-3.90 to -5.29
	2017	637	55.85 to 45.09	33,691	1.90 to 0.45	0.50	5.76 to 4.24
	2016	753	52.80 to 43.25	37,894	1.90 to 0.45	3.29	6.44 to 4.91

Real Estate Securities Trust Series II(*)	2020	624	60.11 to 43.57	27,195	2.05 to 0.45	1.80	-6.22 to -7.71
	2019	730	64.10 to 47.21	34,624	2.05 to 0.45	1.91	28.50 to 26.47
	2018	804	49.88 to 37.33	30,200	2.05 to 0.45	1.62	-4.08 to -5.61
	2017	967	52.00 to 39.55	38,440	2.05 to 0.45	0.35	5.58 to 3.91
	2016	1,160	49.25 to 38.06	43,998	2.05 to 0.45	3.06	6.21 to 4.53

Science & Technology Trust Series I(*)	2020	1,920	82.66 to 55.09	139,242	1.90 to 0.45	0.00	56.75 to 54.49
	2019	2,201	52.73 to 35.66	101,864	1.90 to 0.45	0.12	37.44 to 35.46
	2018	2,511	38.37 to 26.33	85,293	1.90 to 0.45	0.00	-1.06 to -2.49
	2017	2,859	38.78 to 27.00	98,953	1.90 to 0.45	0.05	40.50 to 38.48
	2016	3,224	27.60 to 19.50	79,957	1.90 to 0.45	0.00	7.90 to 6.35

Science & Technology Trust Series II(*)	2020	865	95.07 to 66.10	71,737	2.05 to 1.00	0.00	55.59 to 53.96
	2019	929	61.75 to 42.48	49,722	2.05 to 1.00	0.00	36.37 to 34.95
	2018	1,081	45.76 to 31.15	42,537	2.05 to 1.00	0.00	-1.78 to -2.81
	2017	1,105	47.08 to 31.72	44,570	2.05 to 1.00	0.00	39.42 to 37.97
	2016	1,227	34.12 to 22.75	35,527	2.05 to 1.00	0.00	7.08 to 5.96

Select Bond Trust Series I(*)	2020	10,572	16.42 to 15.33	171,839	1.55 to 0.80	3.05	8.21 to 7.40
	2019	11,230	15.17 to 14.27	168,847	1.55 to 0.80	2.57	8.08 to 7.27
	2018	11,695	14.04 to 13.30	162,858	1.55 to 0.80	2.75	-1.23 to -1.97
	2017	13,425	14.21 to 13.57	189,486	1.55 to 0.80	2.73	2.85 to 2.08
	2016	13,920	13.82 to 13.29	191,260	1.55 to 0.80	2.86	2.24 to 1.48

Select Bond Trust Series II(*)	2020	25,400	14.96 to 14.37	378,742	2.05 to 0.80	2.70	7.99 to 6.64
	2019	26,549	13.85 to 13.48	369,066	2.05 to 0.80	2.33	7.86 to 6.52
	2018	35,086	12.84 to 12.65	455,780	2.05 to 0.80	2.59	-1.43 to -2.66
	2017	32,360	13.03 to 13.00	428,602	2.05 to 0.80	2.54	2.64 to 1.37
	2016	34,035	12.82 to 12.69	442,267	2.05 to 0.80	2.61	2.03 to 0.77

Short Term Government Income Trust Series I(*)	2020	1,747	13.91 to 11.92	21,912	1.90 to 0.45	1.68	3.13 to 1.64
	2019	1,869	13.49 to 11.73	23,038	1.90 to 0.45	1.64	2.92 to 1.44
	2018	2,049	13.11 to 11.56	24,777	1.90 to 0.45	2.07	0.38 to -1.07

76 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Short Term Government Income Trust Series I(*)	2017	2,229	$ 13.06 to $ 11.68	$27,106	1.90 % to 0.45%	1.39%	0.12 % to -1.32%
	2016	2,450	13.04 to 11.84	30,066	1.90 to 0.45	1.54	0.12 to -1.32

Short Term Government Income Trust Series II(*)	2020	2,003	12.49 to 11.48	24,222	2.05 to 1.00	1.50	2.36 to 1.29
	2019	1,683	12.20 to 11.34	19,947	2.05 to 1.00	1.43	2.15 to 1.09
	2018	1,871	11.95 to 11.21	21,847	2.05 to 1.00	1.78	-0.37 to -1.42
	2017	1,988	11.99 to 11.38	23,433	2.05 to 1.00	1.14	-0.63 to -1.66
	2016	2,420	12.07 to 11.57	28,883	2.05 to 1.00	1.39	-0.55 to -1.59

Small Cap Index Trust Series I(*)	2020	306	42.48 to 41.35	12,813	1.90 to 1.40	1.39	17.63 to 17.04
	2019	334	36.12 to 35.33	11,902	1.90 to 1.40	0.97	23.31 to 22.69
	2018	394	29.29 to 28.79	11,426	1.90 to 1.40	0.94	-12.66 to -13.10
	2017	419	33.54 to 33.14	13,903	1.90 to 1.40	0.43	12.80 to 12.24
	2016	468	29.73 to 29.52	13,815	1.90 to 1.40	1.15	19.29 to 18.70

Small Cap Index Trust Series II(*)	2020	718	51.72 to 47.56	30,200	2.05 to 0.45	1.22	18.52 to 16.63
	2019	824	43.64 to 40.78	29,572	2.05 to 0.45	0.77	24.22 to 22.24
	2018	939	35.13 to 33.36	27,410	2.05 to 0.45	0.71	-11.95 to -13.36
	2017	1,077	39.90 to 38.50	36,107	2.05 to 0.45	0.24	13.67 to 11.87
	2016	1,276	35.10 to 34.42	38,444	2.05 to 0.45	0.95	20.16 to 18.26

Small Cap Opportunities Trust Series I(*)	2020	677	54.30 to 42.03	30,659	1.90 to 0.45	0.70	9.39 to 7.81
	2019	765	49.64 to 38.98	31,997	1.90 to 0.45	0.39	24.97 to 23.17
	2018	875	39.72 to 31.65	29,574	1.90 to 0.45	0.41	-14.23 to -15.48
	2017	975	46.32 to 37.44	38,837	1.90 to 0.45	0.41	10.58 to 8.99
	2016	1,113	41.89 to 34.36	40,503	1.90 to 0.45	0.46	18.93 to 17.22

Small Cap Opportunities Trust Series II(*)	2020	573	39.66 to 25.11	24,278	2.05 to 1.00	0.52	8.56 to 7.42
	2019	657	36.92 to 23.13	25,692	2.05 to 1.00	0.17	24.01 to 22.71
	2018	754	30.08 to 18.65	23,803	2.05 to 1.00	0.23	-14.88 to -15.78
	2017	854	35.72 to 21.91	31,838	2.05 to 1.00	0.23	9.76 to 8.62
	2016	941	32.88 to 19.96	32,081	2.05 to 1.00	0.26	18.06 to 16.83

Small Cap Stock Trust Series I(*)	2020	25	48.66 to 44.17	1,196	1.55 to 0.80	0.00	50.34 to 49.21
	2019	26	32.36 to 29.60	825	1.55 to 0.80	0.00	36.92 to 35.90
	2018	27	23.64 to 21.78	637	1.55 to 0.80	0.00	-5.95 to -6.66
	2017	29	25.13 to 23.34	718	1.55 to 0.80	0.00	25.46 to 24.53
	2016	36	20.03 to 18.74	712	1.55 to 0.80	0.00	1.48 to 0.72

Small Cap Stock Trust Series II(*)	2020	640	72.83 to 56.67	38,273	2.05 to 0.45	0.00	50.55 to 48.16
	2019	791	48.37 to 38.25	31,805	2.05 to 0.45	0.00	37.13 to 34.95
	2018	866	35.28 to 28.34	25,610	2.05 to 0.45	0.00	-5.87 to -7.37
	2017	887	37.48 to 30.60	28,001	2.05 to 0.45	0.00	25.71 to 23.72
	2016	999	29.81 to 24.73	25,360	2.05 to 0.45	0.00	1.68 to 0.07

Small Cap Value Trust Series I(*)	2020	20	31.21 to 28.33	616	1.55 to 0.80	1.07	-7.44 to -8.14
	2019	22	33.72 to 30.84	739	1.55 to 0.80	0.59	25.51 to 24.58
	2018	23	26.86 to 24.76	617	1.55 to 0.80	0.68	-13.20 to -13.85
	2017	24	30.95 to 28.74	727	1.55 to 0.80	0.93	2.91 to 2.14
	2016	26	30.08 to 28.14	761	1.55 to 0.80	0.70	21.69 to 20.79

Small Cap Value Trust Series II(*)	2020	657	30.44 to 21.68	20,452	2.05 to 1.00	0.85	-7.88 to -8.84
	2019	727	33.39 to 23.53	24,815	2.05 to 1.00	0.38	25.08 to 23.77
	2018	825	26.98 to 18.82	22,710	2.05 to 1.00	0.45	-13.53 to -14.44
	2017	1,004	31.53 to 21.76	32,188	2.05 to 1.00	0.72	2.47 to 1.40
	2016	1,187	31.10 to 21.24	37,335	2.05 to 1.00	0.49	21.23 to 19.97

Small Company Value Trust Series I(*)	2020	681	54.88 to 48.14	36,720	1.90 to 1.40	0.28	7.72 to 7.18
	2019	765	50.94 to 44.91	38,287	1.90 to 1.40	0.85	23.78 to 23.16
	2018	840	41.15 to 36.46	34,015	1.90 to 1.40	0.36	-14.16 to -14.59
	2017	969	47.94 to 42.69	45,720	1.90 to 1.40	0.23	9.95 to 9.40
	2016	1,134	43.61 to 39.02	48,702	1.90 to 1.40	0.77	30.48 to 29.83

Small Company Value Trust Series II(*)	2020	861	45.40 to 25.74	36,283	2.05 to 1.00	0.11	7.98 to 6.85
	2019	973	42.49 to 23.84	38,190	2.05 to 1.00	0.66	23.97 to 22.68
	2018	1,082	34.63 to 19.23	34,596	2.05 to 1.00	0.17	-13.96 to -14.87
	2017	1,224	40.68 to 22.35	45,916	2.05 to 1.00	0.21	10.15 to 9.01
	2016	1,433	37.32 to 20.29	49,189	2.05 to 1.00	0.58	30.73 to 29.37

Strategic Income Opportunities Trust Series I(*)	2020	1,060	30.38 to 23.86	27,226	1.90 to 0.45	1.63	8.10 to 6.54
	2019	1,168	28.10 to 22.39	28,057	1.90 to 0.45	2.71	10.41 to 8.82
	2018	1,319	25.45 to 20.58	28,929	1.90 to 0.45	3.60	-5.46 to -6.83
	2017	1,590	26.92 to 22.08	37,169	1.90 to 0.45	3.10	5.12 to 3.61
	2016	1,725	25.61 to 21.32	38,766	1.90 to 0.45	2.35	4.65 to 3.14

Strategic Income Opportunities Trust Series II(*)	2020	1,257	22.80 to 16.06	29,990	2.05 to 1.00	1.47	7.28 to 6.16
	2019	1,383	21.48 to 14.97	30,786	2.05 to 1.00	2.50	9.65 to 8.50
	2018	1,489	19.80 to 13.65	30,584	2.05 to 1.00	3.43	-6.23 to -7.22

77 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Strategic Income Opportunities Trust Series II(*)	2017	1,748	$ 21.34 to $ 14.56	$38,635	2.05 % to 1.00%	2.91%	4.32 % to 3.24%
	2016	1,846	20.67 to 13.96	39,250	2.05 to 1.00	2.14	3.94 to 2.85

Total Bond Market Series Trust NAV(*)	2020	6,252	14.91 to 14.02	92,431	1.55 to 0.80	2.33	6.53 to 5.73
	2019	6,564	14.00 to 13.26	91,184	1.55 to 0.80	2.30	7.44 to 6.63
	2018	6,904	13.03 to 12.44	89,339	1.55 to 0.80	2.67	-1.04 to -1.79
	2017	8,001	13.17 to 12.67	104,753	1.55 to 0.80	2.81	2.52 to 1.75
	2016	8,492	12.84 to 12.45	108,577	1.55 to 0.80	2.63	1.63 to 0.87

Total Bond Market Trust Series II(*)	2020	5,471	14.21 to 13.14	75,640	2.10 to 0.35	2.25	6.74 to 4.88
	2019	4,043	14.10 to 12.53	52,973	2.10 to 0.45	2.12	7.54 to 5.78
	2018	4,408	13.11 to 11.84	54,255	2.10 to 0.45	2.34	-0.94 to -2.57
	2017	4,595	12.82 to 12.16	57,667	2.10 to 1.00	2.50	2.06 to 0.94
	2016	5,640	12.56 to 12.04	69,701	2.10 to 1.00	2.39	1.17 to 0.06

Total Stock Market Index Trust Series I(*)	2020	1,310	43.61 to 39.63	46,821	1.90 to 0.45	1.73	20.90 to 19.15
	2019	1,486	36.07 to 33.26	44,393	1.90 to 0.45	1.54	29.05 to 27.19
	2018	1,668	27.95 to 26.15	39,008	1.90 to 0.45	1.15	-6.13 to -7.49
	2017	1,892	29.78 to 28.26	47,614	1.90 to 0.45	1.72	20.05 to 18.33
	2016	501	23.89 to 21.17	10,728	1.90 to 1.40	1.43	10.82 to 10.27

Total Stock Market Index Trust Series II(*)	2020	885	48.39 to 22.45	39,416	2.05 to 1.00	1.56	19.98 to 18.72
	2019	967	40.76 to 18.71	36,134	2.05 to 1.00	1.35	28.12 to 26.78
	2018	1,098	32.15 to 14.61	32,265	2.05 to 1.00	0.95	-6.86 to -7.84
	2017	1,220	34.89 to 15.68	38,772	2.05 to 1.00	1.19	19.13 to 17.89
	2016	1,153	29.59 to 13.16	31,020	2.05 to 1.00	1.25	9.88 to 5.30

Ultra Short Term Bond Trust Series I(*)	2020	998	12.43 to 11.50	12,300	1.55 to 0.80	1.92	0.66 to -0.10
	2019	775	12.35 to 11.51	9,489	1.55 to 0.80	1.63	2.29 to 1.53
	2018	860	12.07 to 11.34	10,300	1.55 to 0.80	2.06	0.59 to -0.17
	2017	728	12.00 to 11.35	8,671	1.55 to 0.80	1.65	-0.14 to -0.89
	2016	906	12.02 to 11.46	10,817	1.55 to 0.80	1.65	-0.28 to -1.02

Ultra Short Term Bond Trust Series II(*)	2020	20,405	12.75 to 10.62	233,366	2.10 to 0.35	1.81	0.92 to -0.83
	2019	18,954	12.63 to 10.71	216,056	2.10 to 0.35	1.78	2.55 to 0.78
	2018	15,671	12.31 to 10.63	176,623	2.10 to 0.35	1.53	0.84 to -0.92
	2017	16,588	12.21 to 10.73	187,373	2.10 to 0.35	1.34	0.11 to -1.62
	2016	21,661	12.20 to 10.90	246,916	2.10 to 0.35	1.36	-0.03 to -1.76

Value Opportunities	2020	28	175.57 to 49.27	3,037	1.80 to 1.40	1.00	18.15 to 17.67
	2019	33	148.61 to 41.87	2,961	1.80 to 1.40	1.54	26.98 to 26.47
	2018	40	117.04 to 33.11	2,680	1.80 to 1.40	1.11	-7.84 to -8.21
	2017	42	126.98 to 36.07	3,120	1.80 to 1.40	0.71	12.27 to 11.83
	2016	53	113.10 to 32.25	3,310	1.80 to 1.40	0.10	21.74 to 21.25

78 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the vari able account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

79 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality a nd expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

80 of 80

PART C
OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a)	Financial Statements
(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]
(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A). [FILED HEREWITH]
(b)	Exhibits
(1)	(i)	Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H – Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement, file number 333-70728, filed January 2, 2002 (the “Pre-Effective Amendment”)
(2)	Agreements for custody of securities and similar investments – NOT APPLICABLE.
(3)	(i)	Underwriting Agreement dated August 10, 1995—Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.
(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(4)	(i)	(A)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (v20/21) – Incorporated by reference to Exhibit (b)(4)(i)(A) to post-effective amendment no. 4 to registration statement on Form N-4 (file no. 033-76162) filed April 7, 1997.
(B)	Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(B) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(C)	Form of Specimen Income Plus for Life—Joint Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(C) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(D)	Form of Specimen Principal Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(D) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(E)	Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider, incorporated by reference to Exhibit 24. (b)4(i)(E) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(F)	Form of Specimen Principal Returns Rider, incorporated by reference to Exhibit 24. (b)4(i)(F) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(G)	Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 24. (b)4(i)(G) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(ii)	(B)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (v7) –Incorporated by reference to Exhibit (b)(4)(i)(B) to post-effective amendment no. 4 to registration statement on Form N-4 (file no. 033-76162) filed April 7, 1997.
(1)	Form of Specimen Death Benefit Endorsement to Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (v7)—Previously filed as Exhibit (b)(4)(ii)(B)(1) to post-effective amendment no. 4 to Form N-4 (file no. 033-76162) filed February 25, 1998.

(2)	Form of Specimen Endorsements to Contract (v7): (i) Individual Retirement Annuity Endorsement; (ii) Retirement Equity Act Endorsement; (iii) Tax-sheltered Annuity Endorsement; (iv) Qualified Plan Endorsement Section 401 Plans—Previously filed as Exhibit (b)(4)(ii)(B)(2) to post-effective amendment no. 4 to Form N-4 (file no. 033-76162) filed February 25, 1998.
(C)	Form of Specimen Death Benefit Endorsement to Venture 3 Contract, Non-Participating—Previously filed as Exhibit (b)(4)(ii)(C) to post-effective amendment no. 4 to Form N-4 (file no. 033-76162) filed February 25, 1998.
(D)	Form of Fixed Account Endorsement (v20/21) – Previously filed as Exhibit (b)(4)(ii)(E) to post-effective amendment no. 6 to Form N-4 (file no. 033-76162) filed March 1, 1999.
(E)	Form of Roth Individual Retirement Annuity Endorsement – Previously filed as Exhibit (b)(4)(ii)(F) to post-effective amendment no. 6 to Form N-4 (file no. 033-76162) filed March 1, 1999.
(iii)	Form of Guaranteed Income Rider (v20/21)—Previously filed as Exhibit (b)(4)(iii) to post-effective amendment no. 4 to Form N-4 (file no. 033-76162) filed February 25, 1998.
(iv)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001NQ.08), incorporated by reference to Exhibit 24.(b)(4)(iv) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.
(v)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001Q.08), incorporated by reference to Exhibit 24.(b)(4)(v) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.
(vi)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002NQ.08), incorporated by reference to Exhibit 24.(b)(4)(vi) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.
(vii)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002Q.08), incorporated by reference to Exhibit 24.(b)(4)(vii) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.
(viii)	Form of Specimen Principal Plus for Life Rider Series Endorsement Terminating the Principal Plus for Life Rider and All In Force Guaranteed Minimum Death Benefits Provided Under Such Rider (END.PPFLOFFER 0719), incorporated by reference to Exhibit [specific to the 333-70728 Part C] to Post-Effective Amendment No. 50 to Registration Statement, File No. 333-70728, filed on April 24, 2020.
(5)	(i)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating—Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number 333-24657, filed February 28, 2000.
(ii)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98) – Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.
(iii)	Form of Specimen Flexible Payment Deferred Variable Annuity Application for Venture (APPVEN0507), incorporated by reference to Exhibit 24.(b)(5)(iii) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.
(6)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) – Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).
(ii)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984— Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.
(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 – Incorporated by reference to Exhibit (b)(6)(iii) to Form N-4, file no. 333-70728, filed May 1, 2007.
(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.) – Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 – Incorporated by reference to Exhibit (b)(6)(v) to Form N-4. File No. 333-70728, filed May 1, 2007.
(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24(b)(6)(vi) to Registration Statement, File No. 333-70728, filed November 5, 2010.
(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24(b)(6)(vii) to Registration Statement, File No. 333-70728, filed November 5, 2010.
(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.
(7)	(i)	Form of Variable Annuity Reinsurance Agreement Contract with Connecticut General Life Insurance Company, effective July 1, 1997—Incorporated by reference to Exhibit (b) (7) (i) to the registration statement filed February 26, 1998.
(ii)	Form of Automatic Reinsurance Agreement with Swiss Re Life & Health America Inc., effective August 1, 1997 –Incorporated by reference to Exhibit (b) (7) (ii) to this registration statement.
(iii)	Amended and Restated Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24(b)(7)(f) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 3, 2019.]
(iv)	Form of Coinsurance Agreement with Peoples Security Life Insurance Company, effective June 30, 1995 –Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-06011 filed January 29, 1997.
(v)	Form of Automatic Reinsurance Agreement (Agreement 2000-14) with AXA Re Life Insurance Company, effective May 1, 2000. – Incorporated by reference to Exhibit (7) (v) to the Pre-Effective Amendment.
(i)	Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7) (v)(i) to post-effective amendment no. 1 to Form N-4, filed number 333-70728, filed April 29, 2002 (the “Post-Effective Amendment No. 1”).
(ii)	Form of Amendment No. 2 to Automatic Reinsurance Agreement (Agreement 2000-14 dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit (7)(v)(ii) to Post Effective Amendment No. 1.
(iii)	Form of Amendment No. 3 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7)(v)(iii) to Post Effective Amendment No. 1.
(vi)	Form of Automatic Reinsurance Agreement (Agreement 2000-21) with AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company, effective August 15, 2000. Incorporated by reference to Exhibit (7) (vi) to Post Effective Amendment No. 1.
(vii)	Form of Automatic Reinsurance Agreement (Agreement 2001-41) with AXA Corporate Solutions Life Reinsurance Company, effective January 29, 2001. Incorporated by reference to Exhibit (7) (vii) to Post Effective Amendment No. 1.
(viii)	Automatic Reinsurance Agreement No. 2001-47 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(i) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 3, 2019.]
(ix)	Automatic Reinsurance Agreement No. 2001-48 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(ii) to Post-Effective

Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 3, 2019.]
(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:
(i)	(A)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]
(B)	Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]
(ii)	(A)Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(iii)	(A)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.
(B)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.
(C)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.
(D)	Shareholder Information Agreement dated October 16, 2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.
(E)	Participation Agreement dated April 30, 2004 among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC, incorporated by reference to Exhibit (26)(H)(1) to Pre-Effective Amendment No. 2 to Registration Statement, File No. 333-152406, filed November 21, 2008.
(F)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement, File No. 333-70728, filed on April 28, 2008.
(G)	Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 24, File No. 333-70728, filed on April 28, 2008.
(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered – Incorporated by reference to Exhibit 24(b)(9) to the Pre-Effective Amendment.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]
(11)	All financial statements omitted from Item 23, Financial Statements – NOT APPLICABLE.
(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners – NOT APPLICABLE.
(13)	Schedules of computation,—Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 033-76162, filed March 1, 1996.
(14)	Financial Data Schedule – NOT APPLICABLE.
(15)	(i)	Powers of Attorney for Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen – incorporated by reference to Exhibit 24(b)(15) to Post-Effective Amendment No. 23 to this Registration Statement, File No. 333-70730, filed on May 3, 2010.
(ii)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(15)(ii) to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70730, filed August 2, 2010.
(iii)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15)(iii) to Post-Effective Amendment No. 26 to this Registration Statement, filed on May 2, 2011.
(iv)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(15)(iv) to Post-Effective Amendment No. 28 to this Registration Statement, File No. 333-70730, filed on April 30, 2012.
(v)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(15)(v) to Post-Effective Amendment No. 30 to this Registration Statement, File No. 333-70730, filed on April 26, 2013.
(vi)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(15)(vi) to Post-Effective Amendment No. 32 to this Registration Statement, File No. 333-70730, filed on April 28, 2014.
(vii)	Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(b)(15)(vii) to Post-Effective Amendment No. 35 to this Registration Statement, File No. 333-70730, filed on April 28, 2017.
(viii)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(15)(viii) to Post-Effective Amendment No. 36 to this Registration Statement, File No. 333-70730, filed on April 27, 2018.
(ix)	Power of Attorney for Brooks Tingle, incorporated by reference to Exhibit 24(b)(15)(ix) to Post-Effective Amendment No. 37 to this Registration Statement, File No. 333-70730, filed on April 26, 2019.
(x)	Power of Attorney for J. Stephanie Nam, incorporated by reference to Exhibit 24(b)(15)(x) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(xi)	Power of Attorney for Ken Ross, incorporated by reference to Exhibit 24(b)(15)(xi) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(xii)	Power of Attorney for Henry H. Wong, incorporated by reference to Exhibit 24(b)(15)(xii) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(xiii)	Power of Attorney for Shamus Weiland. [FILED HEREWITH]
Item 25. Directors and Officers of the Depositor.
Officers and Directors of John Hancock Life Insurance Company (U.S.A.) Effective as of March 31, 2021
Name and Principal Business Address	Position with Depositor
Marianne Harrison 200 Berkeley Street Boston, MA 02116	Chair, President & Chief Executive Officer
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
James D. Gallagher 200 Berkeley Street Boston, MA 02116	Director, Executive Vice President
J. Stephanie Nam 1 West 72nd Street, Apt. 35 New York NY 10023	Director

Name and Principal Business Address	Position with Depositor
Ken Ross 200 Berkeley St. Boston, MA 02116	Director
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Director, Senior Vice President
Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116	Director
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director, Executive Vice President, Chief Information Officer
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director
Executive Vice Presidents
Andrew G. Arnott**
Christopher Paul Conkey**
Donna Lowe Carbell*****
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Naveed Irshad***	Head of Legacy Business
Halina K. von dem Hagen***	Treasurer
Senior Vice Presidents
Emanuel Alves**	General Counsel
John C.S. Anderson**
Michael Biagiotti*
Kevin J. Cloherty**
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Linda Levyne*
Patrick McGuinness*
William McPadden**
Joelle Metzman**
Patrick M. Murphy*
Lee Ann Murray**
Sebastian Pariath*	Head of Operations and Chief Information Officer
Gaurav Hans Saini*
Martin Sheerin*	Chief Financial Officer
Anthony Teta*
Leo Zerilli**
Vice Presidents
Lynda Abend*
John Addeo**
Mark Akerson*
Kevin Askew**
Zahir Bhanji***	CFO JH Insurance
Stephen J. Blewitt**
Alan M. Block**
Jon Bourgault**	Senior Counsel
Paul Boyne**
Ian B. Brodie**
Randall B. Brown*
Ted Bruntrager*	Chief Risk Officer
Grant Buchanan***
Daniel C. Budde**

Name and Principal Business Address	Position with Depositor
Robert Burrow**
Jennifer Toone Campanella**
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Todd J. Cassler*
Ken K. Cha*
Diana Chan***	Treasury Operations
William E. Corson**
Kenneth D’Amato*
John J. Danello**
Michelle M. Dauphinais*
Laura David*
Robert Donahue*
Jeffrey Duckworth**
Karin Jane Egan*
Jacqueline De Ritis Feild*
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Scott Francolini*
Paul Gallagher**
Susan Ghalili*
Jeffrey N. Given**
Thomas C. Goggins**
Howard C. Greene**
Len van Greuning*
Erik Gustafson**
Jeffrey Hammer***
Richard Harris***	Appointed Actuary
John Hatch*
Michael Hession*
John Hibbs*
Kevin Hill*
James C. Hoodlet*
Sesh Iyengar**
Daniel S. Janis III**
Mitchell Karman**	CCO & Counsel
Recep C. Kendircioglu**
Neal P. Kerins*
Hung Ko***	Treasury
Audrea Laffely*
Diane R. Landers**
Michael Landolfi**
Julie Law*
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Nathaniel I. Margolis**
Robert G. Maulden**
John B. Maynard**
Karen McCafferty**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Kevin McGuire*

Name and Principal Business Address	Position with Depositor
Ann McNally*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Michelle Morey*
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Charlie Philbrook*
Tracey Polsgrove*
Mark Regan*
Todd Renneker**
Sandra Rezendes*
Charles A. Rizzo**
Susan Roberts*
Keri Rogers**
Ian Roke**
Josephine M. Rollka*
Devon Russell*
Colette Sagar*
Thomas Samoluk**
Paul Sanabria**
Emory W. Sanders*
Jeffrey R. Santerre**
Dolores (Dee Dee) Schreitmueller**
Stephen Schuman*
Christopher L. Sechler**
Thomas Shea**
Susan Simi**
Darren Smith**
Jayanthi Srinivasan***
Paddy Subbaraman**
Wilfred Talbot*
Gary Tankersley*
Michelle Taylor-Jones*
William Henry Thompson Jr.*
Nathan Thooft**
Tony Todisco*
Brian E. Torrisi**
Simonetta Vendittelli*	Controller
Patrick R. Verderico*
Peter de Vries*
Jennifer White*
Adam Wise**
R. Blake Witherington**
Thomas Zakian**
Ross Zilber*

*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 500 King Street, North Waterloo, Ontario, Canada N2J4C6
Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.
Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.
On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2020, appears below:

MANUFLIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2020

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC [2] (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Inc. (Canada)
Manulife Investment Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario) [4]
Manulife Property Limited Partnership II (Ontario) [4]
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership [5] (Alberta)
PT Asuransi Jiwa Manulife Indonesia [1] (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited [6] (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
Manulife Myanmar Life Insurance Company Limited (Myanmar)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Investment Management (Japan) Limited (Japan)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Investment Management (M) Berhad (Malaysia)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
95%
97%
51%
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by Manulife Financial Asia Limited
[2] The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[5] 99% limited partnership interest is held by Manulife Property Limited Partnership II
[6] Manulife Insurance (Thailand) Public Company Limited is 97% held directly and indirectly by Manulife Financial Asia Limited
[7] The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.
As of March 31, 2021, there were 4,674 qualified contracts and 3,930 non-qualified contracts of the series offered hereby outstanding.
Item 28. Indemnification.
Article XIV of the Restated Articles of Redomestication of the Company provides as follows:
No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:
i) a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;
ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;
iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;
iv) a transaction from which the director derived an improper personal benefit; or
v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.
If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.
Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriters.
(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and Officers of JHD LLC.
Name	Title
James C. Hoodlet*	Director
Gary Tankersley*	Director, President and Chief Executive Officer
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Secretary
Rick Carlson**	Vice President, US Taxation
Jeffrey H. Long**	Chief Financial Officer and Financial Operations Principal
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
(c) None.
Item 30. Location of Accounts and Records.
All books and records are maintained at 200 Berkeley Street, Boston, MA 02116.
Item 31. Management Services.
None.
Item 32. Undertakings.
(a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.
(b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended
Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.
(c) Undertakings Pursuant to Item 32 of Form N-4
(1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;
(2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and
(3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 23rd day of April, 2021.
John Hancock Life Insurance Company (U.S.A.) Separate Account H (Registrant)
By:	John Hancock Life Insurance Company (U.S.A.) (Depositor)
By:	/s/ Marianne Harrison Marianne Harrison Chair and President
John Hancock Life Insurance Company (U.S.A.)
By:	/s/ Marianne Harrison Marianne Harrison Chair and President

SIGNATURES
As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 23rd day of April, 2021.
Signature	Title
/s/ Marianne Harrison Marianne Harrison	Chair and President (Principal Executive Officer)
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)
* Paul M. Connolly	Director
* James D. Gallagher	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Rex Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* Linda A. Davis Watters	Director
* Shamus Weiland	Director
* Henry H. Wong	Director
*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	AVP and Assistant Chief Counsel

EXHIBIT INDEX
Item No.	Description
24(b)(10)	Consent of Independent Registered Public Accounting Firm
24(b)(15)(xiii)	Power of Attorney for Shamus Weiland